UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders August 31, 2020 BKLN Invesco Senior Loan ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Bank Loans

During the fiscal year, the senior loan market was characterized by a sharp sell-off as the coronavirus (COVID-19) roiled capital markets. This risk-off sentiment was quickly followed by investor optimism that resulted in a similarly sharp rebound in the asset class. On a relative basis, senior loans exhibited less volatility than other leveraged credit asset classes. Senior loans returned 0.57% as represented by the Credit Suisse Leveraged Loan Index.1

COVID-19’s impact on capital markets resulted in a historically challenging first quarter of 2020. However, the initial sharp sell-off across risk assets was met by a remarkable recovery in the following months. Though unnerved by the unpredictable path of COVID-19, investors became increasingly willing to look beyond short-term disruptions for companies they expected to survive the pandemic-induced demand shock, once the initial adverse reaction passed. Moreover, investors took solace in the collective policy responses of the US Federal Reserve (“the Fed”) and Congress to mitigate the aftershocks of shutting down the economy. Themes of performance dispersion in the loan market based on credit rating and industry remained prevalent throughout the initial sell-off and the subsequent rebound. During the fiscal year BB-, B- and CCC-rated loans returned -0.29%, 1.86% and -6.26%, respectively.1 Food and drug was the best performing industry returning 17.33% for the fiscal year, while energy was the worst performing industry returning -16.05% .1

Going forward, we expect COVID-19 and the uncertainty associated with the virus to continue to sway capital markets. Both good news (vaccination breakthroughs) as well as negative news (resurgence in cases) will likely impact capital markets in the near term.

From a fundamentals standpoint, prior to COVID-19 the loan market continued to be on relatively solid footing. However, the economic shutdown as a result of the virus negatively impacted fundamentals as expected. As of August 31, 2020, the 12-month default rate was 4.08% 2, exceeding the long-term average of approximately 3%. Because defaults are a lagging indicator of credit stress, the default rate is likely to trend higher as a number of issuers face difficult operating conditions and over-levered balance sheets. Given these developments, support signals from policy makers at the Fed and in Congress will continue to play an outsized role in market sentiment and, relatedly, the default outlook.

The average price in the senior loan market was $92.33 as of August 31, 2020, with 2.09% of the market trading above par.1Given the price of senior loans at the end of the fiscal year, they provided a 6.13% yield.1

[1]	Source: Credit Suisse Leveraged Loan Index August 31, 2020
[2]	Source: S&P/LSTA Leveraged Loan Index August 31, 2020

Fixed Income

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.50% .1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.50% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (“the Fed”) maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25% .3 The unemployment rate reached a peak of 14.7% 2 while real gross domestic product decreased at an annual rate of 31.7% 1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

3

The Market Environment (continued)

Fixed Income (continued)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. The strong performance by the index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index-government related, corporate, securitized and treasury-posted positive returns for the fiscal year.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Department of the Treasury

4

Management’s Discussion of Fund Performance Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in senior loans that comprise the Index.

The Fund’s adviser, Invesco Capital Management LLC, and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. Leveraged loans must be denominated in U.S. dollars and must have a minimum par amount of $50 million to be eligible for inclusion in the Index. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that are in default. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.05%. On a net asset value (“NAV”) basis, the Fund returned 0.66%. During the same time period, the Index returned 2.39%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a positive impact from the Fund’s sampling methodology. The Fund’s allocation to cash to manage liquidity, as needed, also resulted in a drag on overall performance.

During this same time period, the S&P/LSTA Leveraged Loan Index (the “Benchmark Index”) returned 0.89%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S investment-grade, fixed-rate bond market.

The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to the Fund’s fees and operating expenses. These were partially offset by the positive effects of the higher average credit quality of the Fund’s holdings versus those of the Benchmark Index.

For the fiscal year ended August 31, 2020, the technology industry contributed most significantly to the Fund’s return, followed by the healthcare and materials industries. The energy industry detracted most significantly from the Fund’s return, followed by the consumer discretionary industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Bass Pro Group LLC., Term Loan, a retail company (portfolio average weight of 1.24%), and AkzoNobel Specialty Chemicals, First Lien Term Loan B, a chemicals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included McDermott International, Inc., Term Loan B, an oil & gas services & equipment company (no longer held at fiscal year-end), and Seadrill Operating L.P., Term Loan, an energy equipment & services company (portfolio average weight of 0.27%).

Credit Quality Rating Breakdown*

(% of the Fund’s Net Assets) as of

August 31, 2020

Baa2	1.56
Baa3	7.86
Ba1	6.58
Ba2	7.82
Ba3	14.12
B1	25.97
B2	21.16
B3	7.23
Caa1	1.92
Caa2	0.55
Caa3	0.10
Money Market Fund Plus Other Assets Less Liabilities	5.13

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

5

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Refinitiv US Holdings, Inc., Term Loan, 3.41%, 10/01/2025	1.87
New Red Finance, Inc., Term Loan B-4, 1.91%, 11/19/2026	1.70
Charter Communications Operating LLC, Term Loan B-2, 1.91%, 02/01/2027	1.63
CenturyLink, Inc., Term Loan B, 2.41%, 03/15/2027	1.60
Asurion LLC, Term Loan B-6, 3.16%, 11/03/2023	1.57
Western Digital Corp., Term Loan A-1, 1.66%, 02/27/2023	1.56
Zayo Group LLC, Term Loan, 3.16%, 02/20/2027	1.55
Dell International LLC, Term Loan B-1, 2.75%, 09/19/2025	1.51
TransDigm, Inc., Term Loan F, 2.41%, 12/09/2025	1.41
Berry Global, Inc., Term Loan Y, 2.16%, 07/01/2026	1.40
Total	15.80

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	2.39%	3.47%	10.79%	3.93%	21.29%	3.63%	40.22%
S&P/LSTA Leveraged Loan Index	0.89	3.02	9.34	3.74	20.17	3.82	42.73
Bloomberg Barclays U.S. Aggregate Bond Index	6.47	5.09	16.07	4.33	23.60	4.01	45.25
Fund
NAV Return	0.66	2.41	7.41	2.86	15.13	2.90	31.18
Market Price Return	1.05	2.53	7.80	3.00	15.93	2.88	30.99

6

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01% . NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad based securities market benchmark index from the Bloomberg Barclays U.S. Aggregate Bond Index to the Benchmark Index, as the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

7

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility and the financial health of the institution providing the credit facility; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

8

Invesco Senior Loan ETF (BKLN)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests-92.49%(a)(b)
Aerospace & Defense-1.52%
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.41%	05/30/2025	$5,120	$4,871,950
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.41%	12/09/2025	66,893	63,616,638

				68,488,588

Air Transport-0.45%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027	19,909	20,151,363

Automotive-1.30%
Panther BF Aggregator 2 L.P., Term Loan (Canada) (1 mo. USD LIBOR + 3.50%)	3.66%	04/30/2026	59,358	58,356,596

Building & Development-2.18%
DTZ U.S. Borrower LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	08/21/2025	30,309	29,185,378
Pisces Midco, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	04/12/2025	34,749	34,239,602
Quikrete Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	02/01/2027	35,447	34,633,033

				98,058,013

Business Equipment & Services-12.48%
Allied Universal Holdco LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	4.41%	07/10/2026	11,000	10,939,500
Asurion LLC
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	6.66%	08/04/2025	57,887	58,162,014
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	3.16%	11/03/2023	71,970	70,860,637
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	06/21/2024	42,762	39,572,715
Change Healthcare Holdings, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024	57,467	56,524,785
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.75%)	3.92%	02/06/2026	38,594	38,555,539
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.25%	09/23/2026	35,007	34,941,491
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.66%	11/08/2024	33,952	32,676,038
Refinitiv US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	10/01/2025	84,637	84,024,749
Tempo Acquisition LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	3.75%	10/01/2026	39,435	38,720,044
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.91%	11/16/2026	37,969	37,145,324
Travelport Finance (Luxembourg) S.a.r.l., Term Loan (Luxembourg) (3 mo. USD LIBOR + 5.00%)	6.07%	05/30/2026	36,858	24,919,245
West Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	10/10/2024	38,386	34,473,665

				561,515,746

Cable & Satellite Television-7.52%
Charter Communications Operating LLC
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	04/30/2025	19,947	19,658,225
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.91%	02/01/2027	74,549	73,319,937
CSC Holdings LLC
Term Loan (1 mo. USD LIBOR + 2.25%)	2.41%	07/17/2025	63,680	61,689,720
Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2027	19,932	19,366,525
Numericable-SFR S.A., Incremental Term Loan B-13 (France) (1 mo. USD LIBOR + 4.00%)	4.75%	08/14/2026	32,992	32,641,019
Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.16%	04/15/2028	35,314	34,122,433
Virgin Media Bristol LLC, Term Loan N (United Kingdom) (1 mo. USD LIBOR + 2.50%)	2.66%	01/31/2028	44,117	43,059,545
WideOpenWest Finance LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	08/18/2023	25,389	25,079,652
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.66%	04/15/2028	30,367	29,441,544

				338,378,600

Chemicals & Plastics-2.05%
Axalta Coating Systems US Holdings, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.06%	06/01/2024	32	31,351
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.81%	03/02/2026	34,279	33,682,502
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	10/01/2025	59,983	58,525,756

				92,239,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Glass Products-3.16%
Berry Global, Inc., Term Loan Y (1 mo. USD LIBOR + 2.00%)	2.16%	07/01/2026	$64,826	$63,035,187
Reynolds Consumer Products LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	01/29/2027	37,663	37,156,660
Reynolds Group Issuer, Inc./LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.91%	02/05/2023	42,415	41,918,982

				142,110,829

Drugs-4.90%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	3.69%	05/04/2025	38,960	36,720,380
Bausch Health Americas, Inc., Term Loan (Canada) (1 mo. USD LIBOR + 3.00%)	3.18%	06/02/2025	53,867	53,092,883
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024	48,207	46,630,470
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.11%	11/15/2027	38,771	38,081,747
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	08/18/2022	46,080	46,050,966

				220,576,446

Electronics & Electrical-10.40%
Boxer Parent Co., Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	4.41%	10/02/2025	48,769	47,991,388
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	04/06/2026	36,999	36,348,143
Dell International LLC
Term Loan A-6 (1 mo. USD LIBOR + 1.75%)	1.93%	03/13/2024	27,375	27,306,563
Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	2.75%	09/19/2025	68,445	68,090,702
Finastra USA, Inc., First Lien Term Loan (United Kingdom) (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024	51,086	48,246,726
MA FinanceCo. LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	2.81%	06/21/2024	4,620	4,417,776
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	09/30/2024	46,105	45,788,417
Micro Holding L.P., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.57%	09/13/2024	37,472	36,631,477
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	2.66%	06/21/2024	31,195	29,830,640
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	05/04/2026	32,952	32,766,891
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	05/04/2026	20,000	20,012,600
Western Digital Corp., Term Loan A-1 (3 mo. USD LIBOR + 1.50%)	1.66%	02/27/2023	70,633	70,368,280

				467,799,603

Financial Intermediaries-0.96%
RPI 2019 Intermediate Finance Trust, Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	02/11/2027	43,168	43,084,144

Food Products-0.87%
Froneri International PLC, Term Loan B-2 (United Kingdom) (1 mo. USD LIBOR + 2.25%)	2.41%	01/29/2027	40,463	39,065,263

Food Service-2.51%
IRB Holding Corp., Term Loan B (3 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025	37,781	36,486,887
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.91%	11/19/2026	79,134	76,364,149

				112,851,036

Health Care-10.24%
athenahealth, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.82%	02/11/2026	54,334	54,030,192
DaVita HealthCare Partners, Inc., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.91%	08/12/2026	41,562	40,801,271
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	02/04/2027	29,111	28,586,474
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	3.91%	10/10/2025	79,442	57,879,749
Gentiva Health Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	3.44%	07/02/2025	34,025	33,812,723
LifePoint Health, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	3.91%	11/16/2025	56,037	55,076,396
Milano Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	08/13/2027	10,000	9,950,000
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	3.75%	06/07/2023	41,195	40,878,529
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	06/30/2025	26,314	25,417,507
Sunshine Luxembourg VII S.a.r.l., Term Loan (Switzerland) (3 mo. USD LIBOR + 4.25%)	5.32%	07/23/2026	38,410	38,369,692
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	02/06/2024	33,697	28,206,852
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	4.66%	08/27/2025	48,059	47,854,658

				460,864,043

Industrial Equipment-0.46%
Thyssenkrupp Elevators (Vertical Midco GmbH), Term Loan B (Germany) (1 mo. USD LIBOR + 4.25%)	4.41%	06/30/2027	21,000	20,867,175

Insurance-3.56%
Acrisure LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	3.66%	01/31/2027	44,895	43,244,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Insurance-(continued)
HUB International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	3.26%	04/25/2025	$47,944	$46,831,653
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.41%	12/31/2025	34,275	33,189,798
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.31%	05/16/2024	37,927	36,994,652

				160,260,314

Leisure Goods, Activities & Movies-3.95%
Alpha Topco Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024	40,640	39,611,297
Crown Finance US, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.32%	02/28/2025	41,293	32,621,759
Playtika Holding Corp., Term Loan B (3 mo. USD LIBOR + 6.00%)	7.07%	12/03/2024	37,767	38,147,156
UFC Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/29/2026	34,377	34,022,807
William Morris Endeavor Entertainment LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	2.91%	05/16/2025	40,707	33,175,831

				177,578,850

Lodging & Casinos-4.26%
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	12/23/2024	63,955	60,291,477
Golden Nugget, Inc., Term Loan (2 mo. USD LIBOR + 2.50%)	3.25%	10/04/2023	35,959	32,325,098
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.93%	06/22/2026	37,077	35,820,071
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.91%	08/14/2024	52,476	49,224,504
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	07/10/2025	14,233	14,268,558

				191,929,708

Oil & Gas-1.64%
Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	3.81%	09/30/2024	37,975	37,404,954
Buckeye Partners, Term Loan B (1 mo. USD LIBOR + 2.75%)	2.91%	11/02/2026	32,235	31,785,912
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	02/21/2021	30,546	4,505,578

				73,696,444

Publishing-0.75%
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	2.16%	10/04/2023	34,338	33,642,456

Radio & Television-1.96%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.41%	08/24/2026	45,963	39,011,186
Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.91%	09/18/2026	45,117	44,411,741
Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	03/15/2024	4,901	4,753,073

				88,176,000

Rail Industries-0.85%
Genesee & Wyoming, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	2.31%	12/30/2026	38,777	38,249,425

Retailers (except Food & Drug)-2.84%
Bass Pro Group LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.07%	09/25/2024	62,415	62,365,974
Michaels Stores, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.57%	01/28/2023	9	8,248
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023	34,798	29,939,047
PetSmart, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/11/2022	35,651	35,640,269

				127,953,538

Telecommunications-8.96%
Avaya, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	4.41%	12/15/2024	36,401	35,498,574
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.41%	03/15/2027	74,365	72,063,993
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.91%	03/01/2027	46,665	45,303,540
Rackspace Hosting, Inc., Term Loan B (2 mo. USD LIBOR + 3.00%)	4.00%	11/03/2023	41,495	41,145,041
Radiate Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	02/01/2024	44,869	44,273,567
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	04/11/2025	36,109	35,349,649
T-Mobile USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.16%	04/20/2027	59,975	60,188,811
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.16%	02/20/2027	71,462	69,576,084

				403,399,259

Utilities-2.72%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	3.75%	08/01/2025	45,294	44,650,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities-(continued)
Pacific Gas and Electric Co., Term Loan B (3 mo. USD LIBOR + 4.50%)	5.50%	07/01/2025	$38,000	$37,453,940
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	1.91%	12/31/2025	40,999	40,428,905

				122,533,798

Total Variable Rate Senior Loan Interests (Cost $4,209,234,301)				4,161,826,846

U.S. Dollar Denominated Bonds & Notes-2.38%

Aerospace & Defense-0.33%
TransDigm, Inc.(c)	6.25%	03/15/2026	14,081	14,882,983

Airlines-0.13%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(c)	6.50%	06/20/2027	5,557	5,793,172

Auto Components-0.03%
Clarios Global L.P.(c)	6.75%	05/15/2025	1,365	1,464,700

Commercial Services & Supplies-0.27%
Prime Security Services Borrower LLC/Prime Finance, Inc.(c)	5.75%	04/15/2026	11,160	12,354,081

Diversified Telecommunication Services-0.19%
CommScope, Inc.(c)	6.00%	03/01/2026	8,250	8,776,474

Electric Utilities-0.07%
PG&E Corp	5.00%	07/01/2028	3,000	2,996,475

Hotels, Restaurants & Leisure-0.28%
Caesars Resort Collection LLC/CRC Finco, Inc.(c)	5.75%	07/01/2025	3,500	3,670,625
Scientific Games International, Inc.(c)	5.00%	10/15/2025	8,900	8,808,997

				12,479,622

Machinery-0.08%
Vertical US Newco, Inc. (Germany)(c)	5.25%	07/15/2027	3,261	3,403,669

Media-0.34%
Univision Communications, Inc.(c)	5.13%	02/15/2025	2,000	2,017,500
Virgin Media Secured Finance PLC (United Kingdom)(c)	5.50%	08/15/2026	5,000	5,281,250
Ziggo B.V. (Netherlands)(c)	5.50%	01/15/2027	7,750	8,159,626

				15,458,376

Real Estate Management & Development-0.12%
Cushman & Wakefield US Borrower LLC(c)	6.75%	05/15/2028	5,000	5,297,600

Technology Hardware, Storage & Peripherals-0.54%
Dell International LLC/EMC Corp.(c)	5.45%	06/15/2023	21,793	24,078,618

Total U.S. Dollar Denominated Bonds & Notes (Cost $100,744,829)				106,985,770

			Shares
Money Market Funds-10.75%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e)
(Cost $483,816,237)			483,816,237	483,816,237

TOTAL INVESTMENTS IN SECURITIES-105.62%
(Cost $4,793,795,367)				4,752,628,853
OTHER ASSETS LESS LIABILITIES-(5.62)%				(252,804,389)

NET ASSETS-100.00%				$4,499,824,464

Investment Abbreviations:

LIBOR -London Interbank Offered Rate

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $103,989,295, which represented 2.31% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$514,841,874	$7,900,706,110	$(7,931,731,747)	$-	$-	$483,816,237	$6,265,245

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Assets and Liabilities

August 31, 2020

Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$4,268,812,616
Affiliated investments in securities, at value	483,816,237
Receivable for:
Dividends and interest	13,179,966
Investments sold	53,122,033
Fund shares sold	37,112,771

Total assets	4,856,043,623

Liabilities:
Due to custodian	31,029
Payable for:
Investments purchased	353,849,458
Accrued unitary management fees	2,338,672

Total liabilities	356,219,159

Net Assets	$4,499,824,464

Net assets consist of:
Shares of beneficial interest	$5,357,904,378
Distributable earnings (loss)	(858,079,914)

Net Assets	$4,499,824,464

Shares outstanding (unlimited amount authorized, $0.01 par value)	206,200,000
Net asset value	$21.82

Market price	$21.91

Unaffiliated investments in securities, at cost	$4,309,979,130

Affiliated investments in securities, at cost	$483,816,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Operations

For the year ended August 31, 2020

Invesco Senior Loan ETF (BKLN)
Investment income:
Interest income	$222,684,529
Affiliated dividend income	6,265,245

Total investment income	228,949,774

Expenses:
Unitary management fees	30,689,416
Tax expenses	4,142

Total expenses	30,693,558

Less: Waivers	(993,077)

Net expenses	29,700,481

Net investment income	199,249,293

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investments	(211,684,130)

Change in net unrealized appreciation on investment securities	15,798,019

Net realized and unrealized gain (loss)	(195,886,111)

Net increase in net assets resulting from operations	$3,363,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco Senior Loan ETF (BKLN)
	2020	2019
Operations:
Net investment income	$199,249,293	$258,829,915
Net realized gain (loss)	(211,684,130)	(145,038,503)
Change in net unrealized appreciation (depreciation)	15,798,019	(12,819,429)

Net increase in net assets resulting from operations	3,363,182	100,971,983

Distributions to Shareholders from:
Distributable earnings	(197,593,666)	(268,253,366)
Return of capital	-	(3,596,395)

Total distributions to shareholders	(197,593,666)	(271,849,761)

Shareholder Transactions:
Proceeds from shares sold	4,108,541,862	2,667,505,331
Value of shares repurchased	(3,839,126,252)	(5,486,757,971)
Transaction fees	22,694,518	13,848,677

Net increase (decrease) in net assets resulting from share transactions	292,110,128	(2,805,403,963)

Net increase (decrease) in net assets	97,879,644	(2,976,281,741)

Net assets:
Beginning of year	4,401,944,820	7,378,226,561

End of year	$4,499,824,464	$4,401,944,820

Changes in Shares Outstanding:
Shares sold	186,800,000	116,700,000
Shares repurchased	(175,600,000)	(240,900,000)
Shares outstanding, beginning of year	195,000,000	319,200,000

Shares outstanding, end of year	206,200,000	195,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights

Invesco Senior Loan ETF (BKLN)

	Years Ended August 31,				Ten Months Ended August 31, 2018		Years Ended October 31,
	2020		2019				2017		2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$22.57		$23.11		$23.15		$23.16		$23.05	$24.43

Net investment income(a)	0.93		1.07		0.77		0.82		0.99	0.92
Net realized and unrealized gain (loss) on investments	(0.88)		(0.53)		(0.08)		(0.02)		0.15	(1.39)

Total from investment operations	0.05		0.54		0.69		0.80		1.14	(0.47)

Distributions to shareholders from:
Net investment income	(0.91)		(1.12)		(0.74)		(0.82)		(0.99)	(0.92)
Return of capital	-		(0.02)		-		-		(0.08)	(0.00	)(b)

Total distributions	(0.91)		(1.14)		(0.74)		(0.82)		(1.07)	(0.92)

Transaction fees(a)	0.11		0.06		0.01		0.01		0.04	0.01

Net asset value at end of period	$21.82		$22.57		$23.11		$23.15		$23.16	$23.05

Market price at end of period(c)	$21.91		$22.61		$23.05		$23.12		$23.19	$23.01

Net Asset Value Total Return(d)	0.80%		2.68%		3.07%		3.54%		5.32%	(1.96)%
Market Price Total Return(d)	1.05%		3.15%		2.93%		3.27%		5.64%	(1.89)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,499,824		$4,401,945		$7,378,227		$8,763,831		$6,458,747	$4,808,978
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(e)	0.64	%(e)	0.63	%(e)(f)	0.63	%(e)	0.64%	0.65	%(e)
Expenses, prior to Waivers	0.65	%(e)	0.65	%(e)	0.65	%(e)(f)	0.65	%(e)	0.65%	0.65	%(e)
Net investment income	4.22%		4.66%		3.99	%(f)	3.52%		4.33%	3.82%
Portfolio turnover rate(g)	107%		78%		74%		71%		81%	43%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name
Invesco Senior Loan ETF (BKLN)	“Senior Loan ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services— Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time

18

trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer

19

maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Risk. The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments,

20

interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Sampling Risk. The Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a

21

secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year- end, and may differ from the estimated amounts. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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G.

Expenses - Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to the Sub-Adviser, set-up fees and commitment fees associated with the line of credit, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund. Further, through August 31, 2022, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees of $993,077.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund

23

is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$-	$4,161,826,846	$-	$4,161,826,846
U.S. Dollar Denominated Bonds & Notes	-	106,985,770	-	106,985,770
Money Market Funds	483,816,237	-	-	483,816,237

Total Investments	$483,816,237	$4,268,812,616	$-	$4,752,628,853

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2020 and 2019:

	2020	2019
Ordinary income*	$197,593,666	$268,253,366
Return of capital	-	3,596,395

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Undistributed ordinary income	$1,655,627
Net unrealized appreciation (depreciation) – investments	(128,708,485)
Capital loss carryforward	(731,027,056)
Shares of beneficial interest	5,357,904,378

Total net assets	$4,499,824,464

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for the Fund as of August 31, 2020:

No expiration
Short-Term	Long-Term	Total*
$210,502,512	$520,524,544	$731,027,056

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $5,079,545,045 and $4,757,398,746, respectively.

At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$31,932,511
Aggregate unrealized (depreciation) of investments	(160,640,996)

Net unrealized appreciation (depreciation) of investments	$(128,708,485)

Cost	of investments for tax purposes is $4,881,337,338.

NOTE 7–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation for the Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended August 31, 2020, there were no interests in senior loans purchased by the Fund on a participation basis.

NOTE 9–Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $675,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended August 31, 2020, there were no outstanding borrowings from the line of credit.

NOTE 10–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit of delivery of a basket of securities (“Deposit Securities”).

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have

25

not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Fund’s investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, the changes in its net assets for each of the two years in the period ended August 31, 2020, and the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Senior Loan ETF (BKLN)

Actual	$1,000.00	$1,001.40	0.64%	$3.22

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.64	3.25

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

28

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

Business Interest Income*	100%
Qualified Dividend Income*	0%
Dividends-Received Deduction*	0%
Qualified Interest Income*	94%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214

Treasurer

(2018-Present),

Finance Committee

Member (2015-

Present) and Audit

Committee

Member (2015),

Thornapple

Evangelical Covenant

Church; formerly,

Board and Finance

Committee Member

(2009-2017) and

Treasurer

(2010-2015, 2017),

NorthPointe Christian

Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999- 2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal - US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

39

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500 Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed High Dividend Low Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developedex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA SmallCap ETF	Invesco Senior Loan ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

40

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

41

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack AchieversTM ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

42

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

43

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF			X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

44

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

45

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

46

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2020

KBWB	Invesco KBW Bank ETF
KBWD	Invesco KBW High Dividend Yield Financial ETF
KBWY	Invesco KBW Premium Yield Equity REIT ETF
KBWP	Invesco KBW Property & Casualty Insurance ETF
KBWR	Invesco KBW Regional Banking ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25% .1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

1	Source: US Federal Reserve
2	Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, calculate and maintain the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. banking activities, as determined by the Index Provider. The Index is designed to track the performance of large national U.S. money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (14.72)%. On a net asset value (“NAV”) basis, the Fund returned (14.81)%. During the same time period, the Index returned (14.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (4.45)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just in the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection and overweight allocation in the diversified banks and regional banks sub-industries.

For the fiscal year ended August 31, 2020, the asset management & custody banks sub-industry was the only sub-industry that contributed to the Fund’s return. The diversified banks sub-industry detracted most significantly from the Fund’s return, followed by the consumer finance and regional banks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included State Street Corp., an asset management & custody banks company (portfolio average weight of 1.41%) and SVB Financial Group, a regional banks company (portfolio average weight of 2.92%). Positions that detracted most significantly from the Fund’s return included Wells Fargo & Co., a diversified banks company (portfolio average weight of 7.36%) and U.S. Bancorp, a diversified banks company (portfolio average weight of 7.71%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Regional Banks	44.35

Diversified Banks	39.45

Asset Management & Custody Banks	12.18

Consumer Finance	3.93

Other Assets Less Liabilities	0.09

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

Bank of America Corp.	8.26

Citigroup, Inc.	8.25

JPMorgan Chase & Co.	7.96

U.S. Bancorp	7.92

Wells Fargo & Co.	7.06

State Street Corp.	4.32

SVB Financial Group	4.20

Fifth Third Bancorp	4.12

Truist Financial Corp.	4.08

First Republic Bank	4.04

Total	60.21

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of Aug 31, 2020

						Fund Inception
Index	1Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

KBW Nasdaq Bank Index	(14.61)%	(3.52)%	(10.19)%	3.75%	20.20%	10.80%	147.26%

S&P 500® Financials Index	(4.45)	2.75	8.49	7.94	46.50	12.70	187.33

Fund

NAV Return	(14.81)	(3.82)	(11.02)	3.41	18.26	10.42	139.90

Market Price Return	(14.72)	(3.71)	(10.72)	3.43	18.39	10.46	140.73

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

Management’s Discussion of Fund Performance Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of companies principally engaged in the business of providing financial services and products, as determined by the Index Provider. The Index is designed to track the performance of financial companies with competitive dividend yields that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (22.18)%. On a net asset value (“NAV”) basis, the Fund returned (22.34)%. During the same time period, the Index returned (22.85)%. During the fiscal year, the Fund utilized sampling for certain holdings. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund holding cash to pay distributions in March, which coincided with overall market declines and by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (4.45)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the mortgage REITs sub-industry and security selection in the asset management & custody banks sub-industry.

For the fiscal year ended August 31, 2020, the investment banking & brokerage sub-industry contributed most significantly to the Fund’s return, followed by the trading companies &

distributors and life & health insurance sub-industries, respectively. The mortgage REITs sub-industry detracted most significantly from the Fund’s return, followed by the regional banks and thrifts & mortgage finance sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Artisan Partners Asset Management, Inc., Class A, an asset management & custody banks company (portfolio average weight of 2.90%), and Apollo Global Management Inc., an asset management & custody banks company (portfolio average weight of 1.26%). Positions that detracted most significantly from the Fund’s return included Invesco Mortgage Capital Inc., a mortgage REITs company (portfolio average weight of 3.99%) and MFA Financial, Inc., a mortgage REITs company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Asset Management & Custody Banks	39.59

Mortgage REITs	35.59

Regional Banks	5.95

Life & Health Insurance	5.58

Investment Banking & Brokerage	4.03

Sub-Industry Types Each Less Than 3%	9.26

Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Invesco Mortgage Capital, Inc.	8.40

Apollo Commercial Real Estate Finance, Inc.	5.01

Orchid Island Capital, Inc.	4.60

Annaly Capital Management, Inc.	4.59

FS KKR Capital Corp.	4.14

Dynex Capital, Inc.	4.09

ARMOUR Residential REIT, Inc.	4.05

TCG BDC, Inc.	3.89

Apollo Investment Corp.	3.79

Prospect Capital Corp.	3.39

Total	45.95

*	Excluding money market fund holdings.

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of Aug 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

KBW Nasdaq Financial Sector Dividend Yield Index	(22.85)%	(8.14)%	(22.48)%	(1.02)%	(4.99)%	3.64%	41.63%

S&P 500® Financials Index	(4.45)	2.75	8.49	7.94	46.50	9.75	147.62

Fund

NAV Return	(22.34)	(7.80)	(21.62)	(0.90)	(4.41)	3.48	39.59

Market Price Return	(22.18)	(7.78)	(21.58)	(0.88)	(4.34)	3.51	39.94

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.58% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 1.23% . NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

Management’s Discussion of Fund Performance Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of domestic equity real estate investment trusts (“REITs”) of small and mid-capitalization, as determined by the Index Provider. The Index is designed to track the performance of small- and mid-capitalization equity REITs that have competitive dividend yields and are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (28.87)%. On a net asset value (“NAV”) basis, the Fund returned (28.96)%. During the same time period, the Index returned (29.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund holding cash to pay distributions in March, which coincided with overall market declines and by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned (7.65)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 114 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the retail REITs sub-industry and most underweight in the specialized REITs sub-industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the specialized REITs sub-industry and overweight allocation to the retail REITs sub-industry.

For the fiscal year ended August 31, 2020, the diversified REITs sub-industry contributed most significantly to the Fund’s return, followed by the industrial REITs sub-industry. The retail REITs sub-industry detracted most significantly from the Fund’s return, followed by the hotel & resort REITs and specialized REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Kite Realty Group Trust, a retail REITs company (no longer held as of fiscal year-end), and Washington Prime Group Inc., a retail REITs company (no longer held as of fiscal year end). Positions that detracted most significantly from the Fund’s return included Macerich Co. (The), a retail REITs company (portfolio average weight of 3.39%) and Pennsylvania REIT, a retail REITs company (portfolio average weight of 4.76%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Retail REITs	25.86

Office REITs	17.56

Specialized REITs	14.50

Health Care REITs	12.88

Diversified REITs	12.06

Residential REITs	11.13

Industrial REITs	5.60

Hotel & Resort REITs	0.41

Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Macerich Co. (The)	8.63

GEO Group, Inc. (The)	5.64

Brookfield Property REIT, Inc., Class A	5.37

New Senior Investment Group, Inc.	5.20

Global Net Lease, Inc.	4.62

CoreCivic, Inc.	4.30

Bluerock Residential Growth REIT, Inc.	4.29

American Finance Trust, Inc.	4.12

STORE Capital Corp.	3.90

Sabra Health Care REIT, Inc.	3.79

Total	49.86

*	Excluding money market fund holdings.

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of Aug 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

KBW Nasdaq Premium Yield Equity REIT Index	(29.60)%	(13.28)%	(34.79)%	(1.24)%	(6.04)%	3.73%	42.89%

Dow Jones U.S. Real Estate Index	(7.65)	4.25	13.30	7.47	43.35	8.64	124.15

Fund

NAV Return	(28.96)	(13.18)	(34.55)	(1.31)	(6.36)	3.49	39.65

Market Price Return	(28.87)	(13.15)	(34.49)	(1.26)	(6.15)	3.52	40.12

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Management’s Discussion of Fund Performance Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. property and casualty insurance activities, as determined by the Index Provider. The Index is designed to track the performance of such companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (13.03)%. On a net asset value (“NAV”) basis, the Fund returned (13.11)%. During the same time period, the Index returned (12.90)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned (8.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States property and casualty insurance market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the multi-line insurance and reinsurance sub-industries and most underweight in the property & casualty insurance sub-industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the multi-line insurance sub-industry.

For the fiscal year ended August 31, 2020, the reinsurance sub-industry contributed most significantly to the Fund’s return. The property & casualty insurance sub-industry detracted most significantly from the Fund’s return, followed by the multi-line insurance sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Progressive Corp. (The), a property & casualty insurance company (portfolio average weight of 8.74%), and RLI Corp., a property & casualty insurance company (portfolio average weight of 3.90%). Positions that detracted most significantly from the Fund’s return included American International Group, Inc., a multi-line insurance company (portfolio average weight of 7.24%) and Chubb Ltd., a property & casualty insurance company (portfolio average weight of 7.87%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Property & Casualty Insurance	69.78

Multi-line Insurance	20.71

Reinsurance	9.39

Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Progressive Corp. (The)	8.77

Travelers Cos., Inc. (The)	7.78

Chubb Ltd.	7.35

American International Group, Inc.	6.95

Allstate Corp. (The)	6.82

Cincinnati Financial Corp.	4.83

RenaissanceRe Holdings Ltd.	4.53

Kemper Corp.	4.39

AXIS Capital Holdings Ltd.	4.36

RLI Corp.	4.26

Total	60.04

*	Excluding money market fund holdings.

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of Aug 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative

KBW Nasdaq Property & Casualty Index	(12.90)%	4.11%	12.84%	8.51%	50.44%	12.17%	206.14%

S&P 500® Property & Casualty Index	(8.06)	6.45	20.63	11.73	74.16	13.02	229.61

Fund

NAV Return	(13.11)	3.78	11.76	8.15	47.95	11.78	195.88

Market Price Return	(13.03)	3.87	12.05	8.15	47.98	11.80	196.45

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

Management’s Discussion of Fund Performance Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of companies primarily engaged in U.S. regional banking activities, as determined by the Index Provider. The Index is designed to track the performance of U.S. regional banking and thrift companies that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (22.80)%. On a net asset value (“NAV”) basis, the Fund returned (22.87)%. During the same time period, the Index returned (22.75)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to slippage around rebalances and fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned (16.45)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation and security selection in the regional banks sub-industry.

For the fiscal year ended August 31, 2020, the regional banks sub-industry detracted most significantly from the Fund’s return,

followed by the thrifts & mortgage finance sub-industry. There were no contributing sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Commerce Bancshares, Inc., a regional banks company (portfolio average weight of 4.22%), and First Financial Bankshares, Inc., regional banks company (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return include PacWest Bancorp, a regional banks company (portfolio average weight of 1.90%) and IBERIABANK Corp., a regional banks company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Regional Banks	95.29

Thrifts & Mortgage Finance	4.52

Other Assets Less Liabilities	0.19

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

South State Corp.	4.18

East West Bancorp, Inc.	4.01

Signature Bank	3.76

Commerce Bancshares, Inc.	3.73

Cullen/Frost Bankers, Inc.	3.35

Prosperity Bancshares, Inc.	3.33

BankUnited, Inc.	2.29

Synovus Financial Corp.	2.27

Home BancShares, Inc.	2.24

PacWest Bancorp	2.20

Total	31.36

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of Aug 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	(22.75)%	(8.40)%	(23.15)%	(0.17)%	(0.85)%	7.83%	94.54%
S&P Composite 1500® Commercial Banks Index	(16.45)	(2.89)	(8.43)	3.88	20.95	11.16	154.60
Fund
NAV Return	(22.87)	(8.68)	(23.84)	(0.49)	(2.43)	7.47	88.96
Market Price Return	(22.80)	(8.61)	(23.67)	(0.48)	(2.38)	7.51	89.52

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/

ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”)has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”)in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”)has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”),which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1)each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3)each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4)the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5)the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”),which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis)if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

14

Invesco KBW Bank ETF (KBWB)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Asset Management & Custody Banks-12.18%
Bank of New York Mellon Corp. (The)	795,365	$29,412,598
Northern Trust Corp	374,186	30,642,091
State Street Corp	484,846	33,013,164

		93,067,853

Consumer Finance-3.93%
Capital One Financial Corp	434,545	29,996,641

Diversified Banks-39.45%
Bank of America Corp	2,450,221	63,068,689
Citigroup, Inc	1,233,570	63,060,098
JPMorgan Chase & Co	607,331	60,848,493
U.S. Bancorp	1,662,096	60,500,294
Wells Fargo & Co	2,232,851	53,923,352

		301,400,926

Regional Banks-44.35%
CIT Group, Inc	238,932	4,699,793
Citizens Financial Group, Inc	1,039,984	26,904,386
Comerica, Inc	337,727	13,350,348

	Shares	Value
Regional Banks-(continued)
Fifth Third Bancorp	1,523,302	$31,471,419
First Horizon National Corp	757,452	7,233,667
First Republic Bank	273,291	30,857,287
Huntington Bancshares, Inc	2,470,092	23,243,566
KeyCorp	2,377,383	29,289,359
M&T Bank Corp	279,805	28,892,664
People’s United Financial, Inc	1,031,467	10,912,921
PNC Financial Services Group, Inc. (The)	259,292	28,833,270
Regions Financial Corp	2,339,095	27,039,938
SVB Financial Group(b)	125,532	32,058,362
Truist Financial Corp	803,780	31,194,702
Zions Bancorporation N.A	398,007	12,799,905

		338,781,587

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $925,149,591)		763,247,007
OTHER ASSETS LESS LIABILITIES-0.09%		716,183

NET ASSETS-100.00%		$763,963,190

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government
Money Portfolio, Institutional Class	$—	$21,106,229	$(21,106,229)	$—	$—	$—	$3,259
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	—	80	(80)	—	—	—	—
Invesco Private Government Fund	—	17,594	(17,594)	—	—	—	—
Invesco Private Prime Fund	—	5,175	(5,175)	—	—	—	—

Total	$—	$21,129,078	$(21,129,078)	$—	$—	$—	$3,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco KBW High Dividend Yield Financial ETF (KBWD)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Asset Management & Custody Banks-39.59%
Apollo Global Management, Inc	40,375	$1,892,376
Apollo Investment Corp.(b)	960,835	8,705,165
Ares Management Corp., Class A	61,105	2,471,697
Artisan Partners Asset Management, Inc., Class A	158,311	6,128,219
BlackRock TCP Capital Corp	753,667	7,431,157
FS KKR Capital Corp.(b)	593,420	9,506,588
Invesco Ltd.(c)	531,490	5,421,198
Janus Henderson Group PLC (United Kingdom)	168,687	3,495,195
New Mountain Finance Corp.(b)	724,024	7,233,000
Newtek Business Services Corp	325,459	6,160,939
Oxford Square Capital Corp.(b)	1,433,701	3,827,982
PennantPark Investment Corp	1,944,243	6,863,178
Prospect Capital Corp.(b)	1,525,232	7,778,683
TCG BDC, Inc.(b)	1,015,141	8,943,392
Waddell & Reed Financial, Inc., Class A	320,230	5,043,622

		90,902,391

Consumer Finance-2.49%
Navient Corp	629,586	5,722,937

Diversified Banks-1.76%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	160,579	4,046,591

Investment Banking & Brokerage-4.03%
BGC Partners, Inc., Class A	328,492	827,800
Lazard Ltd., Class A	141,895	4,493,814
Moelis & Co., Class A	49,110	1,567,100
Virtu Financial, Inc., Class A	91,901	2,373,803

		9,262,517

Life & Health Insurance-5.58%
Principal Financial Group, Inc	81,780	3,443,756
Prudential Financial, Inc	64,473	4,369,335
Unum Group	270,458	4,998,064

		12,811,155

Mortgage REITs-35.59%
AGNC Investment Corp	468,288	6,607,544
Annaly Capital Management, Inc	1,435,021	10,547,404
Apollo Commercial Real Estate Finance, Inc	1,286,292	11,499,450
ARMOUR Residential REIT, Inc	959,221	9,294,852

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Mortgage REITs-(continued)
Dynex Capital, Inc.(b)	592,665	$9,387,814
Invesco Mortgage Capital, Inc.(b)(c)	6,426,320	19,278,960
New Residential Investment Corp	211,841	1,639,649
Orchid Island Capital, Inc.(b)	2,066,758	10,561,133
Two Harbors Investment Corp	533,057	2,905,161

		81,721,967

Property & Casualty Insurance-1.65%
Mercury General Corp	84,786	3,792,478

Regional Banks-5.95%
Hanmi Financial Corp	320,540	3,054,746
PacWest Bancorp	181,729	3,467,390
People’s United Financial, Inc	299,047	3,163,917
Umpqua Holdings Corp	352,575	3,977,046

		13,663,099

Thrifts & Mortgage Finance-1.45%
New York Community Bancorp, Inc	366,604	3,317,766

Trading Companies & Distributors-1.91%
Triton International Ltd. (Bermuda)	121,754	4,390,449

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $285,004,887)		229,631,350

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.83%
Invesco Private Government Fund, 0.03%(c)(d)(e)	44,488,963	44,488,963
Invesco Private Prime Fund, 0.14%(c)(d)(e)	14,831,636	14,834,602

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $59,323,566)		59,323,565

TOTAL INVESTMENTS IN SECURITIES-125.83% (Cost $344,328,453)		288,954,915
OTHER ASSETS LESS LIABILITIES-(25.83)%		(59,319,295)

NET ASSETS-100.00%		$229,635,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco KBW High Dividend Yield Financial ETF (KBWD)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Ltd.	$3,906,490	$5,520,110	$(2,176,268)	$(381,376)	$(1,447,758)	$5,421,198	$379,840
Invesco Mortgage Capital, Inc.	8,751,037	28,439,529	(3,490,551)	(12,234,080)	(2,186,975)	19,278,960	478,174
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	—	16,555,334	(16,555,334)	—	—	—	1,461
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	8,917,097	133,455,754	(142,372,851)	—	—	—	116,210	*
Invesco Liquid Assets Portfolio, Institutional Class	2,977,466	32,178,519	(35,154,368)	—	(1,617)	—	43,149	*
Invesco Private Government Fund	—	146,012,045	(101,523,082)	—	—	44,488,963	5,038	*
Invesco Private Prime Fund	—	30,277,194	(15,443,505)	(1)	914	14,834,602	3,648	*

Total	$24,552,090	$392,438,485	$(316,715,959)	$(12,615,457)	$(3,635,436)	$84,023,723	$1,027,520

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Diversified REITs-12.06%
Gladstone Commercial Corp	312,051	$6,119,320
Global Net Lease, Inc	456,777	7,993,598
STORE Capital Corp	249,749	6,753,213

		20,866,131

Health Care REITs-12.88%
Diversified Healthcare Trust	208,245	791,331
Global Medical REIT, Inc	464,504	5,941,006
New Senior Investment Group, Inc	2,052,725	8,990,936
Sabra Health Care REIT, Inc	441,956	6,554,207

		22,277,480

Hotel & Resort REITs-0.41%
RLJ Lodging Trust	25,111	237,048
Service Properties Trust	58,579	480,933

		717,981

Industrial REITs-5.60%
Industrial Logistics Properties Trust	250,531	5,403,953
STAG Industrial, Inc	132,786	4,288,988

		9,692,941

Office REITs-17.56%
Brandywine Realty Trust	544,560	6,060,953
City Office REIT, Inc	464,882	3,737,651
Columbia Property Trust, Inc	345,869	4,081,254
Office Properties Income Trust	229,517	5,471,685
SL Green Realty Corp	133,143	6,225,767
Vornado Realty Trust	134,349	4,813,725

		30,391,035

Residential REITs-11.13%
Bluerock Residential Growth REIT, Inc	1,001,580	7,421,708
Independence Realty Trust, Inc	491,167	5,751,566
Preferred Apartment Communities, Inc.,
Class A	921,339	6,080,837

		19,254,111

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Retail REITs-25.86%
American Finance Trust, Inc	1,042,501	$7,125,494
Brookfield Property REIT, Inc., Class A(b)	805,690	9,289,606
Macerich Co. (The)(b)	1,882,111	14,925,140
Pennsylvania REIT(b)(c)	4,180,408	4,598,449
Taubman Centers, Inc	105,417	4,037,471
Whitestone REIT	740,951	4,764,315

		44,740,475

Specialized REITs-14.50%
CoreCivic, Inc	799,212	7,440,664
GEO Group, Inc. (The)	874,850	9,763,326
Lamar Advertising Co., Class A	30,359	2,101,753
Uniti Group, Inc	588,207	5,776,193

		25,081,936

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% Cost $209,702,402)		173,022,090

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.15%
Invesco Private Government Fund, 0.03%(c)(d)(e)	20,956,410	20,956,410
Invesco Private Prime Fund, 0.14%(c)(d)(e)	6,984,173	6,985,570

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,941,980)		27,941,980

TOTAL INVESTMENTS IN SECURITIES-116.15% (Cost $237,644,382)		200,964,070
OTHER ASSETS LESS LIABILITIES-(16.15)%		(27,938,797)

NET ASSETS-100.00%		$173,025,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco KBW Premium Yield Equity REIT ETF (KBWY)—(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$49,287	$26,554,265	$(26,603,552)	$—	$—	$—	$6,376
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	26,540,877	110,818,902	(137,359,779)	—	—	—	291,965	*
Invesco Liquid Assets Portfolio, Institutional Class	8,852,559	32,321,847	(41,172,804)	(257)	(1,345)	—	108,998	*
Invesco Private Government Fund	—	81,137,048	(60,180,638)	—	—	20,956,410	2,804	*
Invesco Private Prime Fund	—	15,595,589	(8,610,662)	—	643	6,985,570	1,956	*
Investments in Other Affiliates:
Pennsylvania REIT**	14,992,691	19,875,765	(17,236,566)	7,707,951	(20,741,392)	4,598,449	1,529,719

Total	$50,435,414	$286,303,416	$(291,164,001)	$7,707,694	$(20,742,094)	$32,540,429	$1,941,818

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of August 31, 2019, this security was not considered as an affiliate of the Fund.
(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco KBW Property & Casualty Insurance ETF (KBWP)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Multi-line Insurance-20.71%
American Financial Group, Inc	108,985	$7,285,647
American International Group, Inc	436,798	12,728,294
Assurant, Inc	63,997	7,779,475
Hartford Financial Services Group, Inc. (The)	171,458	6,935,476
Horace Mann Educators Corp	81,935	3,200,381

		37,929,273

Property & Casualty Insurance-69.78%
Allstate Corp. (The)	134,243	12,484,599
Arch Capital Group Ltd.(b)	232,640	7,337,466
AXIS Capital Holdings Ltd	167,281	7,989,341
Chubb Ltd	107,674	13,459,250
Cincinnati Financial Corp	111,369	8,843,812
Hanover Insurance Group, Inc. (The)	65,416	6,704,486
James River Group Holdings Ltd	60,565	2,950,121
Kemper Corp	103,554	8,042,004
Mercury General Corp	109,851	4,913,635
ProAssurance Corp	106,850	1,636,942
Progressive Corp. (The)	169,028	16,064,421
RLI Corp	83,143	7,797,982
Selective Insurance Group, Inc	118,477	7,086,109
Travelers Cos., Inc. (The)	122,733	14,241,937

	Shares	Value
Property & Casualty Insurance-(continued)
Universal Insurance Holdings, Inc	64,298	$1,192,728
W.R. Berkley Corp	113,286	7,029,396

		127,774,229

Reinsurance-9.39%
Everest Re Group Ltd	33,084	7,281,127
RenaissanceRe Holdings Ltd. (Bermuda)(b)	45,131	8,292,370
Third Point Reinsurance Ltd. (Bermuda)	188,282	1,611,694

		17,185,191

Total Common Stocks & Other Equity Interests (Cost $185,260,086)		182,888,693

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $53,572)	53,572	53,572

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $185,313,658)		182,942,265
OTHER ASSETS LESS LIABILITIES-0.09%		161,743

NET ASSETS-100.00%		$183,104,008

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$20,139	$4,038,434	$(4,005,001)	$—	$—	$53,572	$566

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco KBW Regional Banking ETF (KBWR)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Regional Banks-95.29%
Associated Banc-Corp	40,376	$542,653
BancorpSouth Bank	25,445	549,103
Bank of Hawaii Corp	8,772	482,811
Bank OZK	25,148	579,410
BankUnited, Inc	27,718	648,047
Boston Private Financial Holdings, Inc	24,487	145,453
Brookline Bancorp, Inc	23,624	226,790
Cadence BanCorp	37,696	358,112
Cathay General Bancorp	20,753	512,392
Columbia Banking System, Inc	21,472	599,284
Commerce Bancshares, Inc	17,739	1,056,712
Community Bank System, Inc	9,515	572,518
Cullen/Frost Bankers, Inc	13,657	948,615
CVB Financial Corp	28,921	526,651
East West Bancorp, Inc	30,888	1,136,061
F.N.B. Corp	76,332	572,490
First Commonwealth Financial Corp	29,376	240,883
First Financial Bancorp	29,325	402,339
First Financial Bankshares, Inc	18,461	558,907
First Hawaiian, Inc	32,711	540,713
First Midwest Bancorp, Inc	34,202	426,157
Fulton Financial Corp	48,432	473,665
Glacier Bancorp, Inc	13,699	480,629
Hancock Whitney Corp	25,829	516,838
Home BancShares, Inc	39,084	633,552
Hope Bancorp, Inc	36,876	311,971
Investors Bancorp, Inc	65,007	503,804
Old National Bancorp	41,612	581,736
PacWest Bancorp	32,668	623,305
Pinnacle Financial Partners, Inc	14,190	566,890

	Shares	Value
Regional Banks-(continued)
Popular, Inc	14,289	$529,265
Prosperity Bancshares, Inc	17,290	942,651
Signature Bank	10,985	1,065,875
South State Corp	21,262	1,183,868
Sterling Bancorp	45,875	535,361
Synovus Financial Corp	29,461	644,312
TCF Financial Corp	19,512	524,483
Texas Capital Bancshares, Inc.(b)	15,095	488,927
Trustmark Corp	18,984	445,744
UMB Financial Corp	11,026	592,317
Umpqua Holdings Corp	49,659	560,154
United Bankshares, Inc	19,404	507,221
United Community Banks, Inc	25,884	469,018
Valley National Bancorp	70,710	531,032
Webster Financial Corp	19,939	548,322
Western Alliance Bancorporation	14,791	522,122
Wintrust Financial Corp	13,349	580,948

		26,990,111

Thrifts & Mortgage Finance-4.52%
New York Community Bancorp, Inc	56,146	508,121
Provident Financial Services, Inc	19,730	260,042
Washington Federal, Inc	21,820	511,679

		1,279,842

TOTAL INVESTMENTS IN SECURITIES-99.81% (Cost $46,110,550)		28,269,953
OTHER ASSETS LESS LIABILITIES-0.19%		54,802

NET ASSETS-100.00%		$28,324,755

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$77,787	$1,899,839	$(1,977,626)	$—	$—	$—	$512
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,260,658	6,601,163	(7,861,821)	—	—	—	11,028	*
Invesco Liquid Assets Portfolio, Institutional Class	420,219	2,208,537	(2,628,755)	—	(1)	—	4,055	*

Total	$1,758,664	$10,709,539	$(12,468,202)	$—	$(1)	$—	$15,595

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Assets and Liabilities

August 31, 2020

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Assets:
Unaffiliated investments in securities, at value(a)	$763,247,007	$204,931,192	$168,423,641	$182,888,693	$28,269,953
Affiliated investments in securities, at value	-	84,023,723	32,540,429	53,572	-
Receivable for:
Dividends	1,298,321	640,736	705,314	215,738	75,637
Securities lending	-	142,058	203,079	-	-
Fund shares sold	8,076,368	-	-	-	-

Total assets	772,621,696	289,737,709	201,872,463	183,158,003	28,345,590

Liabilities:
Due to custodian	366,577	306,399	255,527	-	11,998
Payable for:
Investments purchased	8,076,370	403,663	598,071	-	-
Collateral upon return of securities loaned	-	59,323,566	27,941,980	-	-
Accrued unitary management fees	215,559	68,461	51,612	53,995	8,837

Total liabilities	8,658,506	60,102,089	28,847,190	53,995	20,835

Net Assets	$763,963,190	$229,635,620	$173,025,273	$183,104,008	$28,324,755

Net assets consist of:
Shares of beneficial interest	$930,104,687	$434,367,306	$367,275,581	$191,609,507	$54,243,512
Distributable earnings (loss)	(166,141,497)	(204,731,686)	(194,250,308)	(8,505,499)	(25,918,757)

Net Assets	$763,963,190	$229,635,620	$173,025,273	$183,104,008	$28,324,755

Shares outstanding (unlimited amount authorized, $0.01 par value)	19,300,000	16,700,000	9,250,000	3,050,000	800,000
Net asset value	$39.58	$13.75	$18.71	$60.03	$35.41

Market price	$39.68	$13.77	$18.74	$60.13	$35.44

Unaffiliated investments in securities, at cost	$925,149,591	$245,381,339	$204,145,053	$185,260,086	$46,110,550

Affiliated investments in securities, at cost	$-	$98,947,114	$33,499,329	$53,572	$-

(a)Includes securities on loan with an aggregate value of:	$-	$56,084,832	$26,018,824	-	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Operations

For the year ended August 31, 2020

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Investment income:
Unaffiliated dividend income	$17,866,190	$19,206,231	$10,811,039	$2,586,524	$1,632,674
Affiliated dividend income	3,259	859,475	1,536,095	566	512
Securities lending income	1	1,056,926	1,863,704	-	1,662
Foreign withholding tax	-	-	-	-	(3,277)

Total investment income	17,869,450	21,122,632	14,210,838	2,587,090	1,631,571

Expenses:
Unitary management fees	1,826,318	877,061	857,246	378,505	172,711

Less: Waivers	(682)	(430)	(1,101)	(111)	(82)

Net expenses	1,825,636	876,631	856,145	378,394	172,629

Net investment income	16,043,814	20,246,001	13,354,693	2,208,696	1,458,942

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(19,994,377)	(56,801,088)	(80,143,645)	(2,378,201)	(4,237,915)
Affiliated investment securities	-	(3,730,874)	(20,742,094)	-	(1)
Unaffiliated in-kind redemptions	33,078,195	9,430,534	15,864,458	7,045,591	(7,541,048)
Affiliated in-kind redemptions	-	95,438	-	-	-

Net realized gain (loss)	13,083,818	(51,005,990)	(85,021,281)	4,667,390	(11,778,964)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(60,618,490)	(14,674,551)	(16,216,721)	(16,642,913)	(1,607,950)
Affiliated investment securities	-	(12,615,457)	7,707,694	-	-

Change in net unrealized appreciation (depreciation)	(60,618,490)	(27,290,008)	(8,509,027)	(16,642,913)	(1,607,950)

Net realized and unrealized gain (loss)	(47,534,672)	(78,295,998)	(93,530,308)	(11,975,523)	(13,386,914)

Net increase (decrease) in net assets resulting from operations	$(31,490,858)	$(58,049,997)	$(80,175,615)	$(9,766,827)	$(11,927,972)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco KBW Bank ETF (KBWB)		Invesco KBW High Dividend Yield Financial ETF (KBWD)
	2020	2019	2020	2019
Operations:
Net investment income	$16,043,814	$17,150,254	$20,246,001	$22,014,767
Net realized gain (loss)	13,083,818	(56,856,971)	(51,005,990)	(21,394,770)
Change in net unrealized appreciation (depreciation)	(60,618,490)	(84,126,403)	(27,290,008)	(31,822,333)

Net increase (decrease) in net assets resulting from operations	(31,490,858)	(123,833,120)	(58,049,997)	(31,202,336)

Distributions to Shareholders from:
Distributable earnings	(16,218,566)	(18,039,786)	(25,952,241)	(24,710,760)

Shareholder Transactions:
Proceeds from shares sold	1,567,902,553	1,393,839,744	92,698,284	28,111,323
Value of shares repurchased	(1,319,623,259)	(1,711,833,157)	(49,449,953)	(46,365,139)

Net increase (decrease) in net assets resulting from share transactions	248,279,294	(317,993,413)	43,248,331	(18,253,816)

Net increase (decrease) in net assets	200,569,870	(459,866,319)	(40,753,907)	(74,166,912)

Net assets:
Beginning of period	563,393,320	1,023,259,639	270,389,527	344,556,439

End of period	$763,963,190	$563,393,320	$229,635,620	$270,389,527

Changes in Shares Outstanding:
Shares sold	37,200,000	28,050,000	5,450,000	1,300,000
Shares repurchased	(29,600,000)	(34,300,000)	(2,400,000)	(2,200,000)
Shares outstanding, beginning of period	11,700,000	17,950,000	13,650,000	14,550,000

Shares outstanding, end of period	19,300,000	11,700,000	16,700,000	13,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco KBW Premium Yield Equity REIT ETF (KBWY)		Invesco KBW Property & Casualty Insurance ETF (KBWP)		Invesco KBW Regional Banking ETF (KBWR)
2020	2019	2020	2019	2020	2019

$13,354,693	$13,979,490	$2,208,696	$1,508,168	$1,458,942	$2,434,167
(85,021,281)	(32,285,480)	4,667,390	(754,483)	(11,778,964)	(8,793,542)
(8,509,027)	(40,138,634)	(16,642,913)	7,881,520	(1,607,950)	(23,157,162)

(80,175,615)	(58,444,624)	(9,766,827)	8,635,205	(11,927,972)	(29,516,537)

(22,239,204)	(21,935,164)	(2,288,777)	(1,692,235)	(1,689,665)	(2,779,862)

77,741,685	39,271,834	135,387,753	38,563,108	-	8,317,576
(119,691,168)	(83,628,921)	(49,858,481)	(2,915,566)	(27,104,447)	(102,311,944)

(41,949,483)	(44,357,087)	85,529,272	35,647,542	(27,104,447)	(93,994,368)

(144,364,302)	(124,736,875)	73,473,668	42,590,512	(40,722,084)	(126,290,767)

317,389,575	442,126,450	109,630,340	67,039,828	69,046,839	195,337,606

$173,025,273	$317,389,575	$183,104,008	$109,630,340	$28,324,755	$69,046,839

2,750,000	1,300,000	2,300,000	550,000	-	150,000
(4,350,000)	(2,800,000)	(800,000)	(50,000)	(650,000)	(2,000,000)
10,850,000	12,350,000	1,550,000	1,050,000	1,450,000	3,300,000

9,250,000	10,850,000	3,050,000	1,550,000	800,000	1,450,000

25

Financial Highlights

Invesco KBW Bank ETF (KBWB)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$48.15	$57.01	$52.36		$38.40	$37.43	$37.12

Net investment income(a)	1.40	1.27	0.83		0.77	0.68	0.66
Net realized and unrealized gain (loss) on investments	(8.45)	(8.86)	4.51		13.92	0.98	0.22

Total from investment operations	(7.05)	(7.59)	5.34		14.69	1.66	0.88

Distributions to shareholders from:
Net investment income	(1.52)	(1.27)	(0.69)		(0.73)	(0.69)	(0.55)
Net realized gains	-	-	-		-	-	(0.02)

Total distributions	(1.52)	(1.27)	(0.69)		(0.73)	(0.69)	(0.57)

Net asset value at end of period	$39.58	$48.15	$57.01		$52.36	$38.40	$37.43

Market price at end of period(b)	$39.68	$48.22	$57.01		$52.39	$38.44	$37.49

Net Asset Value Total Return(c)	(14.81)%	(13.30)%	10.24%		38.42%	4.61%	2.35%
Market Price Total Return(c)	(14.72)%	(13.18)%	10.18%		38.36%	4.55%	2.49%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$763,963	$563,393	$1,023,260		$932,052	$430,134	$559,632
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	3.07%	2.51%	1.78	%(d)	1.60%	1.92%	1.74%
Portfolio turnover rate(e)	18%	13%	7%		9%	12%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Financial Highlights–(continued)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$19.81	$23.68	$23.43		$21.49	$22.39	$25.81

Net investment income(a)	1.39	1.59	1.23		1.84	1.57	1.75
Net realized and unrealized gain (loss) on investments	(5.66)	(3.67)	0.69		2.16	(0.53)	(3.22)

Total from investment operations	(4.27)	(2.08)	1.92		4.00	1.04	(1.47)

Distributions to shareholders from:
Net investment income	(1.79)	(1.79)	(1.67)		(1.88)	(1.81)	(1.87)
Return of capital	-	-	-		(0.18)	(0.13)	(0.08)

Total distributions	(1.79)	(1.79)	(1.67)		(2.06)	(1.94)	(1.95)

Net asset value at end of period.	$13.75	$19.81	$23.68		$23.43	$21.49	$22.39

Market price at end of period(b)	$13.77	$19.80	$23.69		$23.46	$21.51	$22.39

Net Asset Value Total Return(c)	(22.34)%	(9.06)%	8.57%		18.95%	5.46%	(6.08)%
Market Price Total Return(c)	(22.18)%	(9.15)%	8.47%		18.99%	5.56%	(6.12)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$229,636	$270,390	$344,556		$319,788	$221,379	$277,692
Ratio to average net assets of:
Expenses(d)	0.35%	0.35%	0.35	%(e)	0.35%	0.35%	0.35%
Net investment income	8.08%	7.32%	6.36	%(e)	7.77%	7.45%	7.15%
Portfolio turnover rate(f)	77%	54%	46%		52%	113%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Financial Highlights–(continued)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$29.25	$35.80	$36.64		$33.95	$31.51	$33.83

Net investment income(a)	1.36	1.21	1.45		1.49	1.40	1.19
Net realized and unrealized gain (loss) on investments	(9.62)	(5.86)	(0.18)		3.78	3.36	(1.80)

Total from investment operations	(8.26)	(4.65)	1.27		5.27	4.76	(0.61)

Distributions to shareholders from:
Net investment income	(2.28)	(1.90)	(2.11)		(2.58)	(2.32)	(1.71)

Net asset value at end of period.	$18.71	$29.25	$35.80		$36.64	$33.95	$31.51

Market price at end of period(b)	$18.74	$29.26	$35.80		$36.67	$33.95	$31.52

Net Asset Value Total Return(c)	(28.96)%	(12.94)%	4.05%		15.71%	15.68%	(1.94)%
Market Price Total Return(c)	(28.87)%	(12.91)%	3.95%		15.79%	15.64%	(1.88)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$173,025	$317,390	$442,126		$381,021	$188,425	$110,279
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35	%(d)	0.35%	0.35%	0.35%
Net investment income	5.45%	3.94%	5.16	%(d)	4.04%	4.18%	3.58%
Portfolio turnover rate(e)	100%	69%	53%		61%	87%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco KBW Property & Casualty Insurance ETF (KBWP)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$70.73	$63.85		$59.67		$50.41	$48.24	$41.27

Net investment income(a)	1.28	1.35		1.22		1.12	1.08	0.75
Net realized and unrealized gain (loss) on investments	(10.63)	7.06		4.06		9.23	2.06	7.10

Total from investment operations.	(9.35)	8.41		5.28		10.35	3.14	7.85

Distributions to shareholders from:
Net investment income	(1.35)	(1.53)		(1.10)		(1.09)	(0.93)	(0.78)
Net realized gains	-	-		-		-	(0.04)	(0.10)

Total distributions	(1.35)	(1.53)		(1.10)		(1.09)	(0.97)	(0.88)

Net asset value at end of period	$60.03	$70.73		$63.85		$59.67	$50.41	$48.24

Market price at end of period(b)	$60.13	$70.78		$63.92		$59.68	$50.44	$48.36

Net Asset Value Total Return(c)	(13.11)%	13.54%		8.99%		20.68%	6.63%	19.31%
Market Price Total Return(c)	(13.03)%	13.50%		9.09%		20.63%	6.43%	19.60%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$183,104	$109,630		$67,040		$98,462	$63,010	$86,828
Ratio to average net assets of:
Expenses	0.35%	0.36	%(d)	0.35	%(e)	0.35%	0.35%	0.35%
Net investment income	2.04%	2.09	%(d)	2.41	%(e)	1.97%	2.23%	1.69%
Portfolio turnover rate(f)	16%	14%		22%		16%	20%	35%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco KBW Regional Banking ETF (KBWR)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$47.62	$59.19		$55.13		$44.09	$42.40	$39.21

Net investment income(a)	1.32	1.20		0.89		0.94	0.87	0.80
Net realized and unrealized gain (loss) on investments	(12.07)	(11.52)		3.94		10.96	1.63	3.17

Total from investment operations	(10.75)	(10.32)		4.83		11.90	2.50	3.97

Distributions to shareholders from:
Net investment income	(1.46)	(1.25)		(0.77)		(0.86)	(0.81)	(0.78)

Net asset value at end of period	$35.41	$47.62		$59.19		$55.13	$44.09	$42.40

Market price at end of period(b)	$35.44	$47.61		$59.19		$55.20	$44.15	$42.42

Net Asset Value Total Return(c)	(22.87)%	(17.48)%		8.79%		27.06%	6.05%	10.24%
Market Price Total Return(c)	(22.80)%	(17.50)%		8.65%		27.05%	6.14%	10.29%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$28,325	$69,047		$195,338		$148,854	$136,682	$52,996
Ratio to average net assets of:
Expenses	0.35%	0.36	%(d)	0.35	%(e)	0.35%	0.35%	0.35%
Net investment income	2.96%	2.33	%(d)	1.85	%(e)	1.75%	2.11%	1.97%
Portfolio turnover rate(f)	21%	15%		14%		21%	23%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco KBW Bank ETF (KBWB)	“KBW Bank ETF”
Invesco KBW High Dividend Yield Financial ETF (KBWD)	“KBW High Dividend Yield Financial ETF”
Invesco KBW Premium Yield Equity REIT ETF (KBWY)	“KBW Premium Yield Equity REIT ETF”
Invesco KBW Property & Casualty Insurance ETF (KBWP)	“KBW Property & Casualty Insurance ETF”
Invesco KBW Regional Banking ETF (KBWR)	“KBW Regional Banking ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
KBW Bank ETF	KBW Nasdaq Bank Index
KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT Index
KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index
KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities,

30

developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may

31

depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net

32

of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3-Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
KBW Bank ETF	0.35%
KBW High Dividend Yield Financial ETF	0.35%
KBW Premium Yield Equity REIT ETF	0.35%
KBW Property & Casualty Insurance ETF	0.35%
KBW Regional Banking ETF	0.35%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to

34

the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

KBW Bank ETF	$682
KBW High Dividend Yield Financial ETF	430
KBW Premium Yield Equity REIT ETF	1,101
KBW Property & Casualty Insurance ETF	111
KBW Regional Banking ETF	82

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”),which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

KBW Bank ETF	$8,610
KBW High Dividend Yield Financial ETF	18,689
KBW Premium Yield Equity REIT ETF	13,765
KBW Property & Casualty Insurance ETF	1,036
KBW Regional Banking ETF	1,586

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4-Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses) *
KBW Bank ETF	$ 9,845	$50,632	$(76,647)
KBW High Dividend Yield Financial ETF	443,603	53,650	(9,662)
KBW Premium Yield Equity REIT ETF	6,905	84,096	(8,471)
KBW Property & Casualty Insurance ETF	514,644	56,181	(13,812)
KBW Regional Banking ETF	841	7,572	(12,102)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss)from investment securities in the Statements of Operations.

NOTE 5-Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level1)and the lowest priority to significant unobservable inputs (Level3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

35

Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
KBW High Dividend Yield Financial ETF
Investments in Securities
Common Stocks & Other Equity Interests	$229,631,350	$-	$-	$229,631,350
Money Market Funds	-	59,323,565	-	59,323,565

Total Investments	$229,631,350	$59,323,565	$-	$288,954,915

KBW Premium Yield Equity REIT ETF
Investments in Securities
Common Stocks & Other Equity Interests	$173,022,090	$-	$-	$173,022,090
Money Market Funds	-	27,941,980	-	27,941,980

Total Investments	$173,022,090	$27,941,980	$-	$200,964,070

NOTE 6-Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019
	Ordinary Income*	Ordinary Income*

KBW Bank ETF	$16,218,566	$18,039,786
KBW High Dividend Yield Financial ETF	25,952,241	24,710,760
KBW Premium Yield Equity REIT ETF	22,239,204	21,935,164
KBW Property & Casualty Insurance ETF	2,288,777	1,692,235
KBW Regional Banking ETF	1,689,665	2,779,862

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
KBW Bank ETF	$3,352,737	$(166,431,901)	$(3,062,333)	$930,104,687	$763,963,190
KBW High Dividend Yield Financial ETF	-	(74,036,097)	(130,695,589)	434,367,306	229,635,620
KBW Premium Yield Equity REIT ETF	-	(45,884,860)	(148,365,448)	367,275,581	173,025,273
KBW Property & Casualty Insurance ETF	-	(4,301,615)	(4,203,884)	191,609,507	183,104,008
KBW Regional Banking ETF	198,920	(18,412,916)	(7,704,761)	54,243,512	28,324,755

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

36

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
KBW Bank ETF	$-	$3,062,333	$3,062,333
KBW High Dividend Yield Financial ETF	24,675,421	106,020,168	130,695,589
KBW Premium Yield Equity REIT ETF	44,878,228	103,487,220	148,365,448
KBW Property & Casualty Insurance ETF	1,180,566	3,023,318	4,203,884
KBW Regional Banking ETF	1,596,732	6,108,029	7,704,761

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any)were as follows:

	Purchases	Sales
KBW Bank ETF	$95,159,473	$92,141,185
KBW High Dividend Yield Financial ETF	197,416,302	191,566,003
KBW Premium Yield Equity REIT ETF	244,126,265	244,310,956
KBW Property & Casualty Insurance ETF	17,307,968	17,779,111
KBW Regional Banking ETF	10,336,840	10,453,520

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
KBW Bank ETF	$1,550,907,657	$1,305,945,895
KBW High Dividend Yield Financial ETF	85,535,117	48,520,703
KBW Premium Yield Equity REIT ETF	75,197,608	113,076,423
KBW Property & Casualty Insurance ETF	132,393,158	46,583,623
KBW Regional Banking ETF	-	27,079,902

Gains (losses)on in-kind transactions are generally not considered taxable gains (losses)for federal income tax purposes.

At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
KBW Bank ETF	$209,671	$(166,641,572)	$(166,431,901)	$929,678,908
KBW High Dividend Yield Financial ETF	8,107,195	(82,143,292)	(74,036,097)	362,991,012
KBW Premium Yield Equity REIT ETF	4,156,817	(50,041,677)	(45,884,860)	246,848,930
KBW Property & Casualty Insurance ETF	8,224,179	(12,525,794)	(4,301,615)	187,243,880
KBW Regional Banking ETF	117,019	(18,529,935)	(18,412,916)	46,682,869

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and real estate investment trust distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank ETF	$ -	$(18,905,272)	$18,905,272
KBW High Dividend Yield Financial ETF	7,059,013	(6,881,777)	(177,236)
KBW Premium Yield Equity REIT ETF	8,884,511	(7,484,296)	(1,400,215)

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	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Property & Casualty Insurance ETF	$ 53,760	$ (6,547,047)	$ 6,493,287
KBW Regional Banking ETF	-	8,086,551	(8,086,551)

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Bank ETF (KBWB)
Actual	$1,000.00	$ 854.90	0.35%	$1.63
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco KBW High Dividend Yield Financial ETF (KBWD)
Actual	1,000.00	744.50	0.35	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco KBW Premium Yield Equity REIT ETF (KBWY)
Actual	1,000.00	741.60	0.35	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78

40

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Property & Casualty Insurance ETF (KBWP)
Actual	$1,000.00	$ 949.70	0.35%	$1.72
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco KBW Regional Banking ETF (KBWR)
Actual	1,000.00	818.00	0.35	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

41

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends- Received Deduction*	Business Interest Income*	Qualified Interest Income*
Invesco KBW Bank ETF	0%	98%	100%	0%	0%
Invesco KBW High Dividend Yield Financial ETF	21%	13%	13%	1%	1%
Invesco KBW Premium Yield Equity REIT ETF	30%	1%	0%	1%	1%
Invesco KBW Property & Casualty Insurance ETF	0%	98%	92%	0%	0%
Invesco KBW Regional Banking ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below)overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001- 2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800)983-0903.

52

Approval of Investment Advisory and Sub-Advisory Contract

At a meeting held on April14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”)and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan)Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii)the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv)the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

53

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi)any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

54

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack AchieversTM ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

55

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

56

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		x	x
Invesco S&P Emerging Markets Low Volatility ETF	x	x	x
Invesco S&P Emerging Markets Momentum ETF	x		x
Invesco S&P International Developed High Dividend Low Volatility ETF	x		x
Invesco S&P International Developed Low Volatility ETF	x		x
Invesco S&P International Developed Momentum ETF			x
Invesco S&P International Developed Quality ETF	x		x
Invesco S&P MidCap 400 Revenue ETF			x
Invesco S&P MidCap Low Volatility ETF			x
Invesco S&P SmallCap 600 Revenue ETF		x	x
Invesco S&P SmallCap Consumer Discretionary ETF	x		x
Invesco S&P SmallCap Consumer Staples ETF	x		x
Invesco S&P SmallCap Energy ETF	x		x
Invesco S&P SmallCap Financials ETF	x		x
Invesco S&P SmallCap Health Care ETF	x		x
Invesco S&P SmallCap High Dividend Low Volatility ETF	x	x	x
Invesco S&P SmallCap Industrials ETF	x		x
Invesco S&P SmallCap Information Technology ETF	x	x	x
Invesco S&P SmallCap Low Volatility ETF	x	x	x
Invesco S&P SmallCap Materials ETF	x		x
Invesco S&P SmallCap Quality ETF	x		x
Invesco S&P SmallCap Utilities & Communication Services ETF	x	x	x
Invesco S&P Ultra Dividend Revenue ETF		x	x
Invesco Senior Loan ETF		x	x
Invesco Taxable Municipal Bond ETF		N/A	x
Invesco Treasury Collateral ETF	x		x
Invesco Variable Rate Preferred ETF		x	x
Invesco VRDO Tax-Free Weekly ETF		N/A	x

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

57

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

58

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

59

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that yearend (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2020

PBUS	Invesco PureBetaSM MSCI USA ETF

PBSM	Invesco PureBetaSM MSCI USA Small Cap ETF

PBND	Invesco PureBetaSM US Aggregate Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Fixed Income

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.50%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.50% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the US Federal Reserve (the Fed) maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.7%1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Department of the Treasury

3

The Market Environment (continued)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. The strong performance by the index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index–government-related, corporate, securitized and treasury–posted positive returns for the fiscal year.

4

Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA ETF (PBUS)

As an index fund, the Invesco PureBetaSM MSCI USA ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large-and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 24.36%. On a net asset value (“NAV”) basis, the Fund returned 23.71%. During the same time period, the Index returned 23.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Apple, Inc., an information technology company (portfolio average weight of 5.02%), and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 3.45%). Positions that detracted most significantly from the Fund’s return included Boeing Co. (The), an industrials company (portfolio average weight of 0.51%), and Exxon Mobil Corp., an energy company (portfolio average weight of 0.87%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Information Technology	29.03
Health Care	13.78
Consumer Discretionary	12.33
Communication Services	10.88
Financials	9.40
Industrials	7.90
Consumer Staples	6.54
Sector Types Each Less Than 3%	10.02
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Apple, Inc.	7.18
Microsoft Corp.	5.22
Amazon.com, Inc.	4.68
Facebook, Inc., Class A	2.26
Alphabet, Inc., Class C	1.59
Alphabet, Inc., Class A	1.56
Johnson & Johnson	1.30
Tesla, Inc.	1.18
Visa, Inc., Class A	1.15
Procter & Gamble Co. (The)	1.10
Total	27.22

*	Excluding money market fund holdings.

5

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

Fund Performance History as of August 31, 2020

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
MSCI USA Index	23.76%	14.86%	50.27%
Fund
NAV Return	23.71	14.72	49.70
Market Price Return	24.36	14.96	50.66

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

As an index fund, the Invesco PureBetaSM MSCI USA Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.79%. On a net asset value (“NAV”) basis, the Fund returned 4.87%. During the same time period, the Index returned 5.01%. During the fiscal year, the Fund fully replicated the components of the Index with exception to a short period of time in September; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period along with the sampling that occurred in September.

For the fiscal year ended August 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Carvana Co., a consumer discretionary company (portfolio average weight of 0.17%), and Horizon Therapeutics PLC, a health care company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return included New Residential Investment Corp., a financials company (portfolio average weight of 0.15%), and Sage Therapeutics, Inc., a health care company (portfolio average weight of 0.12%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Information Technology	16.83
Health Care	16.11
Industrials	15.02
Consumer Discretionary	14.31
Financials	13.01
Real Estate	8.39
Materials	4.55
Consumer Staples	3.54
Sector Types Each Less Than 3%	7.40
Money Market Funds Plus Other Assets Less Liabilities	0.84

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Horizon Therapeutics PLC	0.42
Etsy, Inc.	0.41
Carvana Co.	0.40
Pool Corp.	0.38
HubSpot, Inc.	0.36
Generac Holdings, Inc.	0.35
Monolithic Power Systems, Inc.	0.33
SolarEdge Technologies, Inc.	0.32
Zendesk, Inc.	0.32
Charles River Laboratories International, Inc.	0.31
Total	3.60

*	Excluding money market fund holdings.

7

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
MSCI USA Small Cap Index	5.01%	5.37%	16.62%

Fund
NAV Return	4.87	5.17	15.98
Market Price Return	4.79	5.18	15.99

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

8

Management’s Discussion of Fund Performance
Invesco PureBetaSM US Aggregate Bond ETF (PBND)

As an index fund, the Invesco PureBetaSM US Aggregate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding multiplied by the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 6.49%. On a net asset value (“NAV”) basis, the Fund returned 6.42%. During the same time period, the Index returned 6.43%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which was partially offset by positive effects of sampling.

For the fiscal year ended August 31, 2020, U.S. Treasuries contributed most significantly to the Fund’s return, followed by securitized instruments. No security type detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included U.S. Treasury Bond, 4.25% coupon, due 05/15/2039, (portfolio average weight of 0.41%), and U.S. Treasury Bond, 2.25% coupon, due 08/15/2046, (portfolio average weight of 0.38%). Positions that detracted most significantly from the Fund’s return included Petroleos Mexicanos, 6.84% coupon, due 01/23/2030, an oil & gas equipment & services company (no longer held at fiscal year-end), and Energy Transfer Operating LP, 6.13% coupon, due 12/15/2045, an oil & gas storage & transportation company (portfolio average weight of 0.56%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

U.S. Treasury Securities	40.94
U.S. Dollar Denominated Bonds & Notes	31.43
U.S. Government Sponsored Agency Mortgage-Backed Securities	23.78
Asset-Backed Securities	2.73
Municipal Obligations	0.60
Money Market Funds Plus Other Assets Less Liabilities	0.52

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Government National Mortgage Association, 3.00%, 11/20/2046	1.26
U.S. Treasury Bonds, 4.25%, 05/15/2039	1.04
U.S. Treasury Notes, 0.13%, 07/31/2022	0.85
U.S. Treasury Notes, 0.25%, 07/31/2025	0.81
Federal Home Loan Mortgage Corp., 3.00%, 06/01/2046	0.81
Government National Mortgage Association, 3.50%, 08/20/2047	0.80
HSBC Holdings PLC, 4.58%, 06/19/2029	0.79
Japan Bank for International Cooperation, 2.88%, 06/01/2027	0.77
U.S. Treasury Bonds, 3.63%, 02/15/2044	0.76
Hungary Government International Bond, 5.38%, 02/21/2023	0.75
Total	8.63

*	Excluding money market fund holdings.

9

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Fund Performance History as of August 31, 2020

		Fund Inception
		Average
Index	1 Year	Annualized	Cumulative
ICE BofAML US Broad Market IndexSM	6.43%	5.52%	16.97%

Fund
NAV Return	6.42	5.34	16.39
Market Price Return	6.49	5.49	16.88

Fund Inception: September 29, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

10

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

11

Invesco PureBetaSM MSCI USA ETF (PBUS)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-10.88%
Activision Blizzard, Inc.	218	$18,207
Alphabet, Inc., Class A(b)	85	138,510
Alphabet, Inc., Class C(b)	86	140,540
Altice USA, Inc., Class A(b)	95	2,620
AT&T, Inc.	2,036	60,693
Cable One, Inc.	1	1,840
CenturyLink, Inc.	263	2,827
Charter Communications, Inc., Class A(b)	42	25,856
Comcast Corp., Class A	1,290	57,805
Discovery, Inc., Class A(b)(c)	45	993
Discovery, Inc., Class C(b)	96	1,917
DISH Network Corp., Class A(b)	69	2,451
Electronic Arts, Inc.(b)	82	11,437
Facebook, Inc., Class A(b)	682	199,962
Fox Corp., Class A	98	2,730
Fox Corp., Class B	48	1,334
IAC/InterActiveCorp.(b)	22	2,926
Interpublic Group of Cos., Inc. (The)	110	1,954
Liberty Broadband Corp., Class A(b)	7	967
Liberty Broadband Corp., Class C(b)	30	4,203
Liberty Global PLC, Class A (United Kingdom)(b)	46	1,075
Liberty Global PLC, Class C (United Kingdom)(b)	118	2,715
Liberty Media Corp.-Liberty Formula One, Class C(b)	58	2,261
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	25	908
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	49	1,764
Live Nation Entertainment, Inc.(b)	45	2,556
Match Group, Inc.(b)	72	8,041
Netflix, Inc.(b)	124	65,666
News Corp., Class A	110	1,663
Omnicom Group, Inc	62	3,354
Pinterest, Inc., Class A(b)	103	3,789
Roku, Inc.(b)	27	4,684
Sirius XM Holdings, Inc.	313	1,837
Snap, Inc., Class A(b)	248	5,602
Take-Two Interactive Software, Inc.(b)	32	5,478
T-Mobile US, Inc.(b)	157	18,319
Twitter, Inc.(b)	222	9,009
Verizon Communications, Inc.	1,174	69,583
ViacomCBS, Inc., Class B	159	4,428
Walt Disney Co. (The)	509	67,122
Zillow Group, Inc., Class C(b)	40	3,430

		963,056

Consumer Discretionary-12.33%
Advance Auto Parts, Inc	20	3,126
Amazon.com, Inc.(b)	120	414,115
Aptiv PLC	72	6,201
Aramark	64	1,764
Autoliv, Inc. (Sweden)	24	1,880
AutoZone, Inc.(b)	7	8,374
Best Buy Co., Inc.	66	7,320
Booking Holdings, Inc.(b)	12	22,925
BorgWarner, Inc.	59	2,395
Burlington Stores, Inc.(b)	19	3,742
CarMax, Inc.(b)	46	4,919
Carnival Corp.	134	2,208

	Shares	Value
Consumer Discretionary-(continued)
Chipotle Mexican Grill, Inc.(b)	8	$10,482
D.R. Horton, Inc.	99	7,066
Darden Restaurants, Inc.	37	3,207
Dollar General Corp.	72	14,535
Dollar Tree, Inc.(b)	67	6,450
Domino’s Pizza, Inc.	11	4,499
eBay, Inc.	200	10,956
Expedia Group, Inc.	38	3,730
Ford Motor Co.	1,105	7,536
Garmin Ltd.	41	4,248
General Motors Co.	365	10,815
Genuine Parts Co.	41	3,872
Hasbro, Inc.	37	2,921
Hilton Worldwide Holdings, Inc.	79	7,138
Home Depot, Inc. (The)	310	88,362
Las Vegas Sands Corp.	98	4,970
Lear Corp.	16	1,823
Lennar Corp., Class A	78	5,836
LKQ Corp.(b)	83	2,634
Lowe’s Cos., Inc.	218	35,902
lululemon athletica, inc.(b)	35	13,149
Marriott International, Inc., Class A	78	8,027
McDonald’s Corp.	212	45,266
MercadoLibre, Inc. (Argentina)(b)	13	15,192
MGM Resorts International	133	2,993
Mohawk Industries, Inc.(b)	17	1,570
Newell Brands, Inc.	114	1,822
NIKE, Inc., Class B	353	39,497
NVR, Inc.(b)	1	4,168
O’Reilly Automotive, Inc.(b)	21	9,778
Peloton Interactive, Inc., Class A(b)	55	4,217
PulteGroup, Inc.	77	3,433
Ralph Lauren Corp.	14	964
Ross Stores, Inc.	102	9,290
Royal Caribbean Cruises Ltd.	50	3,442
Starbucks Corp.	333	28,129
Target Corp.	144	21,774
Tesla, Inc.(b)	210	104,647
Tiffany & Co.	31	3,798
TJX Cos., Inc. (The)	341	18,683
Tractor Supply Co.	33	4,911
Ulta Beauty, Inc.(b)	15	3,483
Vail Resorts, Inc.	11	2,394
VF Corp.	95	6,246
Wayfair, Inc., Class A(b)(c)	18	5,338
Whirlpool Corp.	18	3,199
Wynn Resorts Ltd.	27	2,361
Yum! Brands, Inc.	85	8,147

		1,091,869

Consumer Staples-6.54%
Altria Group, Inc.	527	23,051
Archer-Daniels-Midland Co.	158	7,072
Brown-Forman Corp., Class B	88	6,439
Bunge Ltd.	40	1,825
Campbell Soup Co.	51	2,683
Church & Dwight Co., Inc.	70	6,708
Clorox Co. (The)	36	8,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

	Shares	Value
Consumer Staples-(continued)
Coca-Cola Co. (The)	1,157	$57,306
Colgate-Palmolive Co.	231	18,309
Conagra Brands, Inc.	138	5,294
Constellation Brands, Inc., Class A	48	8,855
Costco Wholesale Corp.	127	44,153
Estee Lauder Cos., Inc. (The), Class A	63	13,968
General Mills, Inc.	172	10,999
Hershey Co. (The)	42	6,243
Hormel Foods Corp.	83	4,231
Ingredion, Inc.	19	1,528
JM Smucker Co. (The)	32	3,846
Kellogg Co.	73	5,176
Keurig Dr Pepper, Inc.	100	2,983
Kimberly-Clark Corp.	97	15,303
Kraft Heinz Co. (The)	191	6,693
Kroger Co. (The)	227	8,099
Lamb Weston Holdings, Inc.	41	2,577
McCormick & Co., Inc.	35	7,217
Molson Coors Beverage Co., Class B	54	2,033
Mondelez International, Inc., Class A	407	23,777
Monster Beverage Corp.(b)	114	9,560
PepsiCo, Inc.	394	55,184
Philip Morris International, Inc.	442	35,267
Procter & Gamble Co. (The)	703	97,246
Sysco Corp.	137	8,239
Tyson Foods, Inc., Class A	84	5,275
Walgreens Boots Alliance, Inc.	214	8,136
Walmart, Inc.	403	55,957

		579,278

Energy-2.12%
Baker Hughes Co., Class A	185	2,642
Cabot Oil & Gas Corp.	113	2,144
Cheniere Energy, Inc.(b)	65	3,383
Chevron Corp.	533	44,735
Concho Resources, Inc.	56	2,911
ConocoPhillips	307	11,632
Diamondback Energy, Inc.	45	1,753
EOG Resources, Inc.	165	7,481
Exxon Mobil Corp.	1,201	47,968
Halliburton Co.	250	4,045
Hess Corp.	78	3,591
Kinder Morgan, Inc.	579	8,002
Marathon Petroleum Corp.	184	6,525
National Oilwell Varco, Inc.	110	1,320
Occidental Petroleum Corp.	254	3,236
ONEOK, Inc.	117	3,215
Phillips 66	125	7,309
Pioneer Natural Resources Co.	47	4,885
Schlumberger Ltd.	394	7,490
Valero Energy Corp.	116	6,100
Williams Cos., Inc. (The)	344	7,141

		187,508

Financials-9.40%
Aflac, Inc	195	7,082
AGNC Investment Corp.	154	2,173
Alleghany Corp.	4	2,218
Allstate Corp. (The)	90	8,370
Ally Financial, Inc.	106	2,425
American Express Co.	195	19,810

	Shares	Value
Financials-(continued)
American Financial Group, Inc.	22	$1,471
American International Group, Inc.	248	7,227
Ameriprise Financial, Inc.	35	5,488
Annaly Capital Management, Inc.	406	2,984
Aon PLC, Class A	66	13,199
Apollo Global Management, Inc.	49	2,297
Arch Capital Group Ltd.(b)	115	3,627
Arthur J. Gallagher & Co.	53	5,581
Assurant, Inc.	17	2,066
Athene Holding Ltd., Class A(b)	41	1,499
Bank of America Corp.	2,230	57,400
Bank of New York Mellon Corp. (The)	227	8,394
Berkshire Hathaway, Inc., Class B(b)	396	86,344
BlackRock, Inc.	44	26,144
Blackstone Group, Inc. (The), Class A	191	10,113
Brown & Brown, Inc.	68	3,155
Capital One Financial Corp.	130	8,974
Carlyle Group, Inc. (The)	40	1,032
Cboe Global Markets, Inc.	31	2,845
Charles Schwab Corp. (The)	329	11,689
Chubb Ltd.	128	16,000
Cincinnati Financial Corp.	44	3,494
Citigroup, Inc.	598	30,570
Citizens Financial Group, Inc.	121	3,130
CME Group, Inc., Class A	102	17,939
Comerica, Inc.	40	1,581
Discover Financial Services	88	4,671
E*TRADE Financial Corp.	63	3,408
East West Bancorp, Inc.	41	1,508
Equitable Holdings, Inc.	119	2,522
Erie Indemnity Co., Class A	7	1,494
Everest Re Group Ltd.	12	2,641
FactSet Research Systems, Inc.	11	3,854
Fidelity National Financial, Inc.	79	2,594
Fifth Third Bancorp	201	4,153
First Republic Bank	49	5,533
Franklin Resources, Inc.	85	1,790
Globe Life, Inc.	29	2,392
Goldman Sachs Group, Inc. (The)	93	19,053
Hartford Financial Services Group, Inc. (The)	102	4,126
Huntington Bancshares, Inc.	289	2,719
Intercontinental Exchange, Inc.	157	16,678
Invesco Ltd.(d)	109	1,112
JPMorgan Chase & Co	877	87,867
KeyCorp.	275	3,388
KKR & Co., Inc., Class A	143	5,122
Lincoln National Corp.	55	1,983
Loews Corp.	74	2,654
M&T Bank Corp.	37	3,821
Markel Corp.(b)	4	4,347
MarketAxess Holdings, Inc.	11	5,345
Marsh & McLennan Cos., Inc.	143	16,432
MetLife, Inc.	221	8,500
Moody’s Corp.	48	14,143
Morgan Stanley	340	17,768
MSCI, Inc.	24	8,958
Nasdaq, Inc.	33	4,436
Northern Trust Corp.	56	4,586
People’s United Financial, Inc.	126	1,333
PNC Financial Services Group, Inc. (The)	123	13,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Principal Financial Group, Inc.	78	$3,285
Progressive Corp. (The)	166	15,777
Prudential Financial, Inc.	113	7,658
Raymond James Financial, Inc.	36	2,726
Regions Financial Corp.	272	3,144
Reinsurance Group of America, Inc.	18	1,650
RenaissanceRe Holdings Ltd. (Bermuda)	13	2,389
S&P Global, Inc.	69	25,283
SEI Investments Co.	36	1,885
Signature Bank	15	1,455
State Street Corp.	101	6,877
SVB Financial Group(b)	15	3,831
Synchrony Financial	157	3,895
T. Rowe Price Group, Inc.	67	9,327
TD Ameritrade Holding Corp.	77	2,955
Tradeweb Markets, Inc., Class A	23	1,318
Travelers Cos., Inc. (The)	72	8,355
Truist Financial Corp.	381	14,787
U.S. Bancorp	389	14,160
Voya Financial, Inc.	38	1,973
W.R. Berkley Corp.	42	2,606
Wells Fargo & Co.	1,105	26,686
Willis Towers Watson PLC	37	7,605
Zions Bancorporation N.A.	47	1,512

		832,069

Health Care-13.78%
Abbott Laboratories	500	54,735
AbbVie, Inc.	501	47,981
ABIOMED, Inc.(b)	13	3,999
Agilent Technologies, Inc.	88	8,837
Alexion Pharmaceuticals, Inc.(b)	63	7,196
Align Technology, Inc.(b)	21	6,237
Alnylam Pharmaceuticals, Inc.(b)	32	4,245
AmerisourceBergen Corp.	44	4,269
Amgen, Inc.	167	42,304
Anthem, Inc.	72	20,269
Avantor, Inc.(b)	122	2,754
Baxter International, Inc.	145	12,625
Becton, Dickinson and Co.	77	18,693
Biogen, Inc.(b)	49	14,094
BioMarin Pharmaceutical, Inc.(b)	51	3,980
Bio-Rad Laboratories, Inc., Class A(b)	6	3,052
Boston Scientific Corp.(b)	396	16,244
Bristol-Myers Squibb Co.	641	39,870
Cardinal Health, Inc.	83	4,213
Catalent, Inc.(b)	44	4,070
Centene Corp.(b)	167	10,240
Cerner Corp.	89	6,530
Cigna Corp.	106	18,801
Cooper Cos., Inc. (The)	14	4,401
CVS Health Corp.	370	22,984
Danaher Corp.	178	36,752
DaVita, Inc.(b)	25	2,169
DENTSPLY SIRONA, Inc.	63	2,827
DexCom, Inc.(b)	26	11,061
Edwards Lifesciences Corp.(b)	177	15,194
Elanco Animal Health, Inc.(b)	113	3,284
Eli Lilly and Co.	244	36,207
Exact Sciences Corp.(b)	42	3,162

	Shares	Value
Health Care-(continued)
Gilead Sciences, Inc.	359	$23,963
HCA Healthcare, Inc.	77	10,450
Henry Schein, Inc.(b)	41	2,724
Hologic, Inc.(b)	75	4,479
Humana, Inc.	39	16,192
IDEXX Laboratories, Inc.(b)	24	9,385
Illumina, Inc.(b)	42	15,003
Incyte Corp.(b)	52	5,010
Insulet Corp.(b)	18	3,929
Intuitive Surgical, Inc.(b)	33	24,118
Ionis Pharmaceuticals, Inc.(b)	38	2,071
IQVIA Holdings, Inc.(b)	55	9,006
Jazz Pharmaceuticals PLC(b)	16	2,150
Johnson & Johnson	751	115,211
Laboratory Corp. of America Holdings(b)	28	4,921
Masimo Corp.(b)	15	3,360
McKesson Corp.	46	7,058
Medtronic PLC	381	40,946
Merck & Co., Inc.	720	61,394
Mettler-Toledo International, Inc.(b)	7	6,795
Moderna, Inc.(b)	77	4,997
Molina Healthcare, Inc.(b)	17	3,145
Mylan N.V.(b)	146	2,392
Neurocrine Biosciences, Inc.(b)	25	2,911
PerkinElmer, Inc.	32	3,767
Perrigo Co. PLC	39	2,040
Pfizer, Inc.	1,571	59,368
Quest Diagnostics, Inc.	38	4,227
Regeneron Pharmaceuticals, Inc.(b)	28	17,358
ResMed, Inc.	41	7,412
Sarepta Therapeutics, Inc.(b)	21	3,075
Seattle Genetics, Inc.(b)	34	5,384
STERIS PLC	24	3,831
Stryker Corp.	96	19,023
Teladoc Health, Inc.(b)(c)	20	4,314
Teleflex, Inc.	13	5,108
Thermo Fisher Scientific, Inc.	113	48,475
UnitedHealth Group, Inc.	268	83,763
Universal Health Services, Inc., Class B	23	2,538
Varian Medical Systems, Inc.(b)	26	4,515
Veeva Systems, Inc., Class A(b)	38	10,726
Vertex Pharmaceuticals, Inc.(b)	74	20,655
Waters Corp.(b)	18	3,893
West Pharmaceutical Services, Inc.	21	5,963
Zimmer Biomet Holdings, Inc.	59	8,312
Zoetis, Inc.	135	21,614

		1,220,250

Industrials-7.90%
3M Co.	163	26,572
A.O. Smith Corp.	39	1,910
Allegion PLC	26	2,688
AMERCO	3	1,065
AMETEK, Inc.	65	6,546
Boeing Co. (The)	152	26,117
C.H. Robinson Worldwide, Inc.	38	3,735
Carrier Global Corp.	233	6,955
Caterpillar, Inc.	156	22,200
Cintas Corp.	25	8,331
Copart, Inc.(b)	60	6,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
CoStar Group, Inc.(b)	11	$9,335
CSX Corp.	220	16,821
Cummins, Inc.	43	8,912
Deere & Co.	85	17,855
Delta Air Lines, Inc.	45	1,388
Dover Corp.	41	4,503
Eaton Corp. PLC	117	11,946
Emerson Electric Co.	174	12,088
Equifax, Inc.	34	5,721
Expeditors International of Washington, Inc.	48	4,243
Fastenal Co.	163	7,964
FedEx Corp.	70	15,389
Fortive Corp.	86	6,201
Fortune Brands Home & Security, Inc.	40	3,363
General Dynamics Corp.	70	10,455
General Electric Co.	2,481	15,730
HD Supply Holdings, Inc.(b)	46	1,824
HEICO Corp.	12	1,319
HEICO Corp., Class A	21	1,877
Honeywell International, Inc.	202	33,441
Howmet Aerospace, Inc.	111	1,945
Huntington Ingalls Industries, Inc.	12	1,818
IDEX Corp.	22	3,965
IHS Markit Ltd.	108	8,631
Illinois Tool Works, Inc.	90	17,780
Ingersoll Rand, Inc.(b)	100	3,506
J.B. Hunt Transport Services, Inc.	24	3,373
Jacobs Engineering Group, Inc.	38	3,430
Johnson Controls International PLC	217	8,838
Kansas City Southern	27	4,915
Knight-Swift Transportation Holdings, Inc.	36	1,637
L3Harris Technologies, Inc.	63	11,387
Lennox International, Inc.	10	2,803
Lockheed Martin Corp.	72	28,099
Masco Corp.	79	4,606
Nielsen Holdings PLC	101	1,543
Nordson Corp.	16	2,984
Norfolk Southern Corp.	73	15,515
Northrop Grumman Corp.	45	15,417
Old Dominion Freight Line, Inc.	27	5,459
Otis Worldwide Corp.	116	7,296
Owens Corning	31	2,097
PACCAR, Inc.	98	8,412
Parker-Hannifin Corp.	36	7,416
Pentair PLC	48	2,167
Raytheon Technologies Corp.	429	26,169
Republic Services, Inc.	63	5,841
Robert Half International, Inc.	33	1,756
Rockwell Automation, Inc.	33	7,608
Rollins, Inc.	42	2,316
Roper Technologies, Inc.	30	12,816
Sensata Technologies Holding PLC(b)	45	1,874
Snap-on, Inc.	15	2,224
Southwest Airlines Co.	41	1,541
Stanley Black & Decker, Inc.	44	7,097
Teledyne Technologies, Inc.(b)	10	3,136
Textron, Inc.	65	2,563
Trane Technologies PLC	68	8,051
TransDigm Group, Inc.	14	6,995
TransUnion	54	4,683

	Shares	Value
Industrials-(continued)
Uber Technologies, Inc.(b)	270	$9,080
Union Pacific Corp.	196	37,718
United Parcel Service, Inc., Class B	199	32,560
United Rentals, Inc.(b)	21	3,718
Verisk Analytics, Inc.	44	8,213
W.W. Grainger, Inc.	13	4,751
Wabtec Corp.	52	3,461
Waste Connections, Inc.	75	7,502
Waste Management, Inc.	121	13,794
XPO Logistics, Inc.(b)	26	2,295
Xylem, Inc.	51	4,089

		699,583

Information Technology-29.03%
Accenture PLC, Class A	180	43,187
Adobe, Inc.(b)	137	70,334
Advanced Micro Devices, Inc.(b)	332	30,152
Akamai Technologies, Inc.(b)	46	5,356
Amphenol Corp., Class A	85	9,333
Analog Devices, Inc.	105	12,272
ANSYS, Inc.(b)	24	8,136
Apple, Inc.	4,928	635,909
Applied Materials, Inc.	261	16,078
Arista Networks, Inc.(b)	16	3,575
Arrow Electronics, Inc.(b)	23	1,807
Autodesk, Inc.(b)	62	15,233
Automatic Data Processing, Inc.	123	17,108
Avalara, Inc.(b)	21	2,781
Black Knight, Inc.(b)	42	3,532
Booz Allen Hamilton Holding Corp.	40	3,522
Broadcom, Inc.	115	39,922
Broadridge Financial Solutions, Inc.	33	4,534
Cadence Design Systems, Inc.(b)	80	8,873
CDK Global, Inc.	34	1,585
CDW Corp.	41	4,660
Cisco Systems, Inc.	1,204	50,833
Citrix Systems, Inc.	33	4,792
Cognex Corp.	49	3,390
Cognizant Technology Solutions Corp., Class A	156	10,430
Corning, Inc.	217	7,044
Coupa Software, Inc.(b)	19	6,227
Crowdstrike Holdings, Inc., Class A(b)	29	3,646
Datadog, Inc., Class A(b)	30	2,507
Dell Technologies, Inc., Class C(b)	69	4,560
DocuSign, Inc.(b)	48	10,704
Dropbox, Inc., Class A(b)	70	1,482
Dynatrace, Inc.(b)	36	1,592
EPAM Systems, Inc.(b)	16	5,234
F5 Networks, Inc.(b)	17	2,250
Fair Isaac Corp.(b)	8	3,366
Fidelity National Information Services, Inc.	175	26,399
Fiserv, Inc.(b)	164	16,331
FleetCor Technologies, Inc.(b)	24	6,035
FLIR Systems, Inc.	38	1,402
Fortinet, Inc.(b)	42	5,544
Gartner, Inc.(b)	25	3,246
Global Payments, Inc.	85	15,013
GoDaddy, Inc., Class A(b)	49	4,100
Guidewire Software, Inc.(b)	23	2,583
Hewlett Packard Enterprise Co.	367	3,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
HP, Inc.	407	$7,957
Intel Corp.	1,214	61,853
International Business Machines Corp.	252	31,074
Intuit, Inc.	74	25,559
IPG Photonics Corp.(b)	11	1,779
Jack Henry & Associates, Inc.	22	3,639
Juniper Networks, Inc.	94	2,350
Keysight Technologies, Inc.(b)	53	5,222
KLA Corp.	44	9,026
Lam Research Corp.	41	13,790
Leidos Holdings, Inc.	38	3,439
Marvell Technology Group Ltd.	190	7,368
Mastercard, Inc., Class A	254	90,980
Maxim Integrated Products, Inc.	76	5,201
Microchip Technology, Inc.	68	7,460
Micron Technology, Inc.(b)	315	14,336
Microsoft Corp.	2,048	461,885
MongoDB, Inc.(b)	13	3,039
Motorola Solutions, Inc.	48	7,428
NetApp, Inc.	63	2,986
NortonLifeLock, Inc.	162	3,810
NVIDIA Corp.	174	93,087
NXP Semiconductors N.V. (Netherlands)	79	9,935
Okta, Inc.(b)	32	6,892
ON Semiconductor Corp.(b)	117	2,500
Oracle Corp.	582	33,302
Palo Alto Networks, Inc.(b)	28	7,208
Paychex, Inc.	92	7,035
Paycom Software, Inc.(b)	14	4,192
PayPal Holdings, Inc.(b)	316	64,508
PTC, Inc.(b)	31	2,834
Qorvo, Inc.(b)	33	4,233
QUALCOMM, Inc.	324	38,588
RingCentral, Inc., Class A(b)	21	6,106
salesforce.com, inc.(b)	256	69,798
Seagate Technology PLC	67	3,215
ServiceNow, Inc.(b)	54	26,029
Skyworks Solutions, Inc.	48	6,953
Slack Technologies, Inc., Class A(b)	87	2,857
Splunk, Inc.(b)	44	9,651
Square, Inc., Class A(b)	101	16,116
SS&C Technologies Holdings, Inc.	65	4,142
Synopsys, Inc.(b)	43	9,516
TE Connectivity Ltd.	95	9,177
Teradyne, Inc.	48	4,079
Texas Instruments, Inc.	265	37,670
Trade Desk, Inc. (The), Class A(b)	12	5,776
Trimble, Inc.(b)	71	3,721
Twilio, Inc., Class A(b)	34	9,172
Tyler Technologies, Inc.(b)	11	3,798
VeriSign, Inc.(b)	30	6,444
Visa, Inc., Class A	480	101,755
VMware, Inc., Class A(b)(c)	23	3,322
Western Digital Corp.	85	3,266
Western Union Co. (The)	117	2,760
Workday, Inc., Class A(b)	47	11,266
Xilinx, Inc.	71	7,395
Zebra Technologies Corp., Class A(b)	15	4,298

	Shares	Value
Information Technology-(continued)
Zoom Video Communications, Inc., Class A(b)	45	$14,630
Zscaler, Inc.(b)	21	3,010

		2,570,565

Materials-2.43%
Air Products and Chemicals, Inc.	63	18,412
Albemarle Corp.	30	2,730
Amcor PLC	455	5,032
Avery Dennison Corp.	24	2,769
Axalta Coating Systems Ltd.(b)	60	1,431
Ball Corp.	92	7,394
Celanese Corp.	34	3,439
CF Industries Holdings, Inc.	61	1,990
Corteva, Inc.	213	6,081
Crown Holdings, Inc.(b)	38	2,920
Dow, Inc.	211	9,520
DuPont de Nemours, Inc.	210	11,710
Eastman Chemical Co.	39	2,851
Ecolab, Inc.	74	14,584
FMC Corp.	37	3,954
Freeport-McMoRan, Inc.	412	6,431
International Flavors & Fragrances, Inc.(c)	24	2,971
International Paper Co.	106	3,845
Linde PLC (United Kingdom)	151	37,711
LyondellBasell Industries N.V., Class A	76	4,977
Martin Marietta Materials, Inc.	18	3,652
Mosaic Co. (The)	102	1,859
Newmont Corp.	229	15,407
Nucor Corp.	86	3,910
Packaging Corp. of America	27	2,734
PPG Industries, Inc.	67	8,067
RPM International, Inc.	37	3,137
Sealed Air Corp.	44	1,729
Sherwin-Williams Co. (The)	23	15,434
Steel Dynamics, Inc.	61	1,801
Vulcan Materials Co.	38	4,560
Westrock Co.	73	2,214

		215,256

Real Estate-2.72%
Alexandria Real Estate Equities, Inc.	35	5,893
American Tower Corp.	126	31,393
AvalonBay Communities, Inc.	40	6,322
Boston Properties, Inc.	42	3,649
Camden Property Trust	28	2,546
CBRE Group, Inc., Class A(b)	95	4,468
Crown Castle International Corp.	118	19,263
Digital Realty Trust, Inc.	75	11,674
Duke Realty Corp.	105	4,048
Equinix, Inc.	24	18,955
Equity LifeStyle Properties, Inc.	49	3,248
Equity Residential	106	5,984
Essex Property Trust, Inc.	19	4,114
Extra Space Storage, Inc.	37	3,942
Federal Realty Investment Trust	20	1,585
Healthpeak Properties, Inc.	143	3,953
Host Hotels & Resorts, Inc.	200	2,246
Invitation Homes, Inc.	154	4,409
Iron Mountain, Inc.(c)	82	2,467
Jones Lang LaSalle, Inc.	15	1,546
Medical Properties Trust, Inc.	148	2,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Mid-America Apartment Communities, Inc.	32	$3,748
National Retail Properties, Inc.	49	1,737
Omega Healthcare Investors, Inc.	64	1,982
Prologis, Inc.	210	21,391
Public Storage	45	9,558
Realty Income Corp.	95	5,893
Regency Centers Corp.	48	1,906
SBA Communications Corp., Class A	32	9,794
Simon Property Group, Inc.	87	5,903
Sun Communities, Inc.	26	3,876
UDR, Inc.	84	2,924
Ventas, Inc.	106	4,368
VEREIT, Inc.	306	2,056
VICI Properties, Inc.	133	2,971
Vornado Realty Trust	46	1,648
Welltower, Inc.	116	6,672
Weyerhaeuser Co.	212	6,426
WP Carey, Inc.	49	3,399

		240,707

Utilities-2.75%
AES Corp. (The)	188	3,337
Alliant Energy Corp.	70	3,790
Ameren Corp.	70	5,538
American Electric Power Co., Inc.	140	11,036
American Water Works Co., Inc.	51	7,208
Atmos Energy Corp.	35	3,494
CenterPoint Energy, Inc.	143	2,870
CMS Energy Corp.	81	4,900
Consolidated Edison, Inc.	95	6,777
Dominion Energy, Inc.	238	18,669
DTE Energy Co.	55	6,527
Duke Energy Corp.	208	16,711
Edison International	103	5,405
Entergy Corp.	57	5,651
Essential Utilities, Inc.	63	2,678
Evergy, Inc.	65	3,459
Eversource Energy	94	8,057
Exelon Corp.	277	10,224
FirstEnergy Corp.	153	4,374
NextEra Energy, Inc.	139	38,805
NiSource, Inc.	108	2,393

	Shares	Value
Utilities-(continued)
NRG Energy, Inc.	70	$2,409
OGE Energy Corp.	57	1,816
PG&E Corp.(b)	304	2,815
Pinnacle West Capital Corp.	32	2,347
PPL Corp.	218	6,023
Public Service Enterprise Group, Inc.	143	7,470
Sempra Energy	83	10,263
Southern Co. (The)	299	15,602
UGI Corp.	59	2,037
Vistra Corp.	124	2,385
WEC Energy Group, Inc.	90	8,467
Xcel Energy, Inc.	149	10,352

		243,889

Total Common Stocks & Other Equity Interests (Cost $6,741,661)		8,844,030

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $817)	817	817

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $6,742,478)		8,844,847

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.22%
Invesco Private Government Fund, 0.03%(d)(e)(f)	14,282	14,282
Invesco Private Prime Fund, 0.14%(d)(e)(f)	4,902	4,903

Total Investments Purchased with Cash Collateral from Securities on Loan
(Cost $19,185)		19,185

TOTAL INVESTMENTS IN SECURITIES-100.11%
(Cost $6,761,663)		8,864,032
OTHER ASSETS LESS LIABILITIES-(0.11)%		(9,369)

NET ASSETS-100.00%		$8,854,663

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Invesco Ltd.	$738	$569	$(55)	$39	$(179)	$1,112	$56
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	6,852	141,574	(147,609)	-	-	817	70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2020

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	April 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$10,519	$95,881	$(106,400)	$-	$-	$-	$78	*
Invesco Liquid Assets Portfolio, Institutional Class	3,506	21,019	(24,524)	-	(1)	-	29	*
Invesco Private Government Fund	-	129,852	(115,570)	-	-	14,282	2	*
Invesco Private Prime Fund	-	21,389	(16,486)	-	-	4,903	1	*

Total	$21,615	$410,284	$(410,644)	$39	$(180)	$21,114	$236

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.16%
Communication Services-2.48%
AMC Entertainment Holdings, Inc., Class A(b)	61	$359
AMC Networks, Inc., Class A(c)	54	1,312
ANGI Homeservices, Inc., Class A(b)(c)	99	1,374
Anterix, Inc.(c)	15	656
ATN International, Inc.	13	754
Bandwidth, Inc., Class A(c)	21	3,307
Boingo Wireless, Inc.(c)	54	701
Boston Omaha Corp., Class A(c)	10	163
Cardlytics, Inc.(c)	29	2,200
Cargurus, Inc.(c)	93	2,267
Cars.com, Inc.(b)(c)	76	660
Cincinnati Bell, Inc.(c)	54	813
Cinemark Holdings, Inc.(b)	135	1,978
Clear Channel Outdoor Holdings, Inc.(c)	460	538
Cogent Communications Holdings, Inc.	50	3,363
Consolidated Communications Holdings, Inc.(c)	72	560
E.W. Scripps Co. (The), Class A	57	634
Eventbrite, Inc., Class A(b)(c)	68	731
EverQuote, Inc., Class A(c)	9	319
GCI Liberty, Inc., Class A(c)	115	9,290
Globalstar, Inc.(c)	945	316
Glu Mobile, Inc.(c)	154	1,223
Gray Television, Inc.(c)	114	1,769
Hemisphere Media Group, Inc.(c)	21	187
iHeartCommunications, Inc., Class A(b)(c)	69	636
IMAX Corp.(c)	67	1,030
Iridium Communications, Inc.(c)	142	3,977
John Wiley & Sons, Inc., Class A	54	1,709
Liberty Latin America Ltd., Class A (Chile)(c)	51	500
Liberty Latin America Ltd., Class C (Chile)(c)	142	1,355
Liberty Media Corp.-Liberty Braves, Class A(b)(c)	10	196
Liberty Media Corp.-Liberty Braves, Class C(c)	42	816
Liberty TripAdvisor Holdings, Inc., Class A(c)	28	78
Lions Gate Entertainment Corp., Class A(b)(c)	27	263
Lions Gate Entertainment Corp., Class B(c)	58	525
Loral Space & Communications, Inc.	15	354
Madison Square Garden Entertainment Corp.(c)	19	1,428
Madison Square Garden Sports Corp., Class A(c)	19	3,116
Marcus Corp. (The)	24	376
Meet Group, Inc. (The)(c)	80	504
Meredith Corp.(b)	17	238
MSG Networks, Inc., Class A(c)	54	526
National CineMedia, Inc.	73	264
New York Times Co. (The), Class A	166	7,193
Nexstar Media Group, Inc., Class A	53	5,089
QuinStreet, Inc.(c)	55	723
Scholastic Corp.	36	810
Shenandoah Telecommunications Co.	57	3,152
Sinclair Broadcast Group, Inc., Class A(b)	81	1,686
TechTarget, Inc.(c)	28	1,111
TEGNA, Inc.	235	2,942
Telephone & Data Systems, Inc.	109	2,521
Tribune Publishing Co.	19	216
TripAdvisor, Inc.	124	2,898
TrueCar, Inc.(c)	103	487
United States Cellular Corp.(c)	16	582
Vonage Holdings Corp.(c)	279	3,195

	Shares	Value
Communication Services-(continued)
WideOpenWest, Inc.(c)	28	$161
World Wrestling Entertainment, Inc., Class A(b)	57	2,512
Yelp, Inc.(c)	85	1,965
Zynga, Inc., Class A(c)	1,087	9,848

		100,456

Consumer Discretionary-14.31%
1-800-Flowers.com, Inc., Class A(c)	30	898
Aaron’s, Inc.	82	4,583
Abercrombie & Fitch Co., Class A	78	1,015
Accel Entertainment, Inc.(c)	51	605
Acushnet Holdings Corp.	45	1,588
Adient PLC(c)	109	1,890
Adtalem Global Education, Inc.(c)	67	2,224
American Axle & Manufacturing Holdings, Inc.(c)	132	1,027
American Eagle Outfitters, Inc.(b)	196	2,472
American Outdoor Brands, Inc.(c)	16	244
American Public Education, Inc.(c)	19	597
America’s Car-Mart, Inc.(c)	7	703
Asbury Automotive Group, Inc.(c)	24	2,539
AutoNation, Inc.(c)	71	4,037
Bed Bath & Beyond, Inc.(b)	162	1,973
Big Lots, Inc.	46	2,169
BJ’s Restaurants, Inc.	25	788
Bloomin’ Brands, Inc.	78	1,119
Boot Barn Holdings, Inc.(c)	34	960
Boyd Gaming Corp.	93	2,491
Bright Horizons Family Solutions, Inc.(c)	69	9,178
Brinker International, Inc.	49	2,207
Brunswick Corp.	94	5,818
Buckle, Inc. (The)(b)	34	637
Caesars Entertainment, Inc.(c)	173	7,923
Callaway Golf Co.	108	2,253
Camping World Holdings, Inc., Class A	33	959
Capri Holdings Ltd.(c)	168	2,661
Carriage Services, Inc.	21	465
Carter’s, Inc.	51	4,061
Carvana Co.(c)	75	16,197
Cato Corp. (The), Class A	27	216
Cavco Industries, Inc.(c)	9	1,718
Century Communities, Inc.(c)	30	1,070
Cheesecake Factory, Inc. (The)(b)	51	1,506
Chegg, Inc.(c)	144	10,619
Children’s Place, Inc. (The)	6	120
Choice Hotels International, Inc.	42	4,170
Churchill Downs, Inc.	42	7,340
Columbia Sportswear Co.	37	3,166
Cooper Tire & Rubber Co.	61	2,109
Core-Mark Holding Co., Inc.	54	1,805
Cracker Barrel Old Country Store, Inc.	28	3,744
Crocs, Inc.(c)	78	3,113
Dana, Inc.	174	2,427
Dave & Buster’s Entertainment, Inc.(b)	35	582
Deckers Outdoor Corp.(c)	33	6,728
Delphi Technologies PLC(c)	111	1,928
Denny’s Corp.(c)	72	825
Designer Brands, Inc., Class A	78	550
Dick’s Sporting Goods, Inc.	72	3,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Dillard’s, Inc., Class A(b)	13	$393
Dine Brands Global, Inc.	19	1,132
Dorman Products, Inc.(c)	34	2,879
Dunkin’ Brands Group, Inc.	98	7,456
El Pollo Loco Holdings, Inc.(c)	27	482
Ethan Allen Interiors, Inc.	30	427
Etsy, Inc.(c)	140	16,758
Everi Holdings, Inc.(b)(c)	108	838
Extended Stay America, Inc.	200	2,498
Five Below, Inc.(c)	66	7,224
Floor & Decor Holdings, Inc., Class A(c)	96	7,031
Foot Locker, Inc.	120	3,640
Fox Factory Holding Corp.(c)	46	4,637
Frontdoor, Inc.(c)	99	4,313
GameStop Corp., Class A(b)(c)	46	307
Gap, Inc. (The)	264	4,591
Garrett Motion, Inc. (Switzerland)(c)	29	80
Genesco, Inc.(c)	19	370
Gentex Corp.	297	8,034
Gentherm, Inc.(c)	40	1,809
G-III Apparel Group Ltd.(c)	49	542
Goodyear Tire & Rubber Co. (The)	282	2,706
GoPro, Inc., Class A(c)	151	693
Graham Holdings Co., Class B	5	2,140
Grand Canyon Education, Inc.(c)	57	5,360
Green Brick Partners, Inc.(c)	30	427
Group 1 Automotive, Inc.	21	1,815
Groupon, Inc.(c)	26	828
Grubhub, Inc.(c)	109	7,886
Guess?, Inc.(b)	40	460
H&R Block, Inc.	224	3,248
Hanesbrands, Inc.	423	6,468
Harley-Davidson, Inc.	181	5,015
Haverty Furniture Cos., Inc.	21	444
Helen of Troy Ltd.(c)	29	5,998
Hibbett Sports, Inc.(c)	21	701
Hilton Grand Vacations, Inc.(c)	90	1,972
Installed Building Products, Inc.(c)	27	2,344
iRobot Corp.(b)(c)	34	2,517
Jack in the Box, Inc.	24	1,977
Johnson Outdoors, Inc., Class A	7	600
K12, Inc.(c)	45	1,674
KB Home	96	3,433
Kohl’s Corp.	184	3,930
Kontoor Brands, Inc.	58	1,282
L Brands, Inc.	285	8,379
Lands’ End, Inc.(c)	13	174
Laureate Education, Inc., Class A(c)	119	1,490
La-Z-Boy, Inc.	55	1,787
LCI Industries	30	3,409
Leggett & Platt, Inc.	156	6,396
Levi Strauss & Co., Class A	81	998
LGI Homes, Inc.(c)	26	2,908
Lindblad Expeditions Holdings, Inc.(c)	30	297
Lithia Motors, Inc., Class A	27	6,722
M.D.C. Holdings, Inc.	60	2,603
M/I Homes, Inc.(c)	33	1,404
Macy’s, Inc.(b)	375	2,614
Magnite, Inc.(c)	115	845
Malibu Boats, Inc., Class A(c)	25	1,296

	Shares	Value
Consumer Discretionary-(continued)
MarineMax, Inc.(c)	27	$794
Marriott Vacations Worldwide Corp.	49	4,639
Mattel, Inc.(c)	418	4,491
Meritage Homes Corp.(c)	46	4,417
Michaels Cos., Inc. (The)(b)(c)	84	945
Monarch Casino & Resort, Inc.(c)	15	690
Monro, Inc.	40	1,844
Murphy USA, Inc.(c)	35	4,720
National Vision Holdings, Inc.(c)	91	3,419
Nordstrom, Inc.(b)	129	2,064
Norwegian Cruise Line Holdings Ltd.(b)(c)	295	5,047
ODP Corp. (The)	58	1,356
Ollie’s Bargain Outlet Holdings, Inc.(c)	69	6,592
OneSpaWorld Holdings Ltd. (Bahamas)	55	381
Overstock.com, Inc.(b)(c)	44	3,850
Oxford Industries, Inc.	21	1,040
Papa John’s International, Inc.	34	3,342
Penn National Gaming, Inc.(c)	149	7,614
Penske Automotive Group, Inc.	35	1,651
Perdoceo Education Corp.(c)	85	1,221
PetMed Express, Inc.	24	834
Planet Fitness, Inc., Class A(c)	93	5,653
Playa Hotels & Resorts N.V.(c)	69	291
Polaris, Inc.	69	6,972
Pool Corp.	47	15,408
PVH Corp.	84	4,684
Quotient Technology, Inc.(c)	94	819
Qurate Retail, Inc., Class A(c)	471	5,205
RealReal, Inc. (The)(c)	25	401
Red Rock Resorts, Inc., Class A	85	1,451
Regis Corp.(b)(c)	33	244
Rent-A-Center, Inc.	54	1,658
Revolve Group, Inc.(b)(c)	16	321
RH(c)	18	5,950
Ruth’s Hospitality Group, Inc.	34	349
Sally Beauty Holdings, Inc.(c)	147	1,641
Scientific Games Corp.(c)	67	1,386
SeaWorld Entertainment, Inc.(c)	61	1,244
Service Corp. International	214	9,769
ServiceMaster Global Holdings, Inc.(c)	164	6,544
Shake Shack, Inc., Class A(b)(c)	35	2,389
Shoe Carnival, Inc.	15	493
Shutterstock, Inc.	24	1,208
Signet Jewelers Ltd.	67	1,157
Six Flags Entertainment Corp.	91	1,977
Skechers U.S.A., Inc., Class A(c)	162	4,836
Skyline Champion Corp.(c)	56	1,598
Sleep Number Corp.(c)	36	1,728
Smith & Wesson Brands, Inc.(c)	64	1,169
Sonic Automotive, Inc., Class A	28	1,183
Sonos, Inc.(c)	104	1,463
Stamps.com, Inc.(c)	20	4,987
Standard Motor Products, Inc.	24	1,091
Steven Madden Ltd.	97	2,053
Stitch Fix, Inc., Class A(b)(c)	58	1,401
Stoneridge, Inc.(c)	33	667
Strategic Education, Inc.	25	2,564
Sturm Ruger & Co., Inc.	21	1,488
Tapestry, Inc.	326	4,802
Taylor Morrison Home Corp., Class A(c)	156	3,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Tempur Sealy International, Inc.(c)	57	$4,876
Tenneco, Inc., Class A(c)	70	569
Texas Roadhouse, Inc.	76	4,787
Thor Industries, Inc.	65	6,138
Toll Brothers, Inc.	147	6,206
TopBuild Corp.(c)	41	6,306
TRI Pointe Group, Inc.(c)	154	2,599
Twin River Worldwide Holdings, Inc.	14	335
Under Armour, Inc., Class A(b)(c)	223	2,188
Under Armour, Inc., Class C(c)	230	2,035
Universal Electronics, Inc.(c)	16	657
Urban Outfitters, Inc.(c)	81	1,907
Veoneer, Inc. (Sweden)(b)(c)	65	902
Vista Outdoor, Inc.(c)	70	1,359
Visteon Corp.(c)	34	2,565
Wendy’s Co. (The)	223	4,670
Williams-Sonoma, Inc.(b)	92	8,074
Wingstop, Inc.	34	5,556
Winmark Corp.	3	463
Winnebago Industries, Inc.	36	1,943
Wolverine World Wide, Inc.	99	2,473
WW International, Inc.(c)	49	1,151
Wyndham Destinations, Inc.	103	2,986
Wyndham Hotels & Resorts, Inc.	110	5,760
YETI Holdings, Inc.(c)	84	4,316
Zumiez, Inc.(c)	24	616

		578,898

Consumer Staples-3.54%
Andersons, Inc. (The)	36	638
B&G Foods, Inc.(b)	76	2,367
BellRing Brands, Inc., Class A(c)	47	914
Beyond Meat, Inc.(b)(c)	29	3,940
BJ’s Wholesale Club Holdings, Inc.(c)	162	7,194
Boston Beer Co., Inc. (The), Class A(c)	11	9,702
Calavo Growers, Inc.	21	1,333
Cal-Maine Foods, Inc.(c)	37	1,428
Casey’s General Stores, Inc.	43	7,648
Central Garden & Pet Co.(c)	13	529
Central Garden & Pet Co., Class A(c)	49	1,821
Chefs’ Warehouse, Inc. (The)(c)	31	459
Coca-Cola Consolidated, Inc.	6	1,640
Coty, Inc., Class A	360	1,289
Darling Ingredients, Inc.(c)	199	6,362
Edgewell Personal Care Co.(c)	66	1,895
elf Beauty, Inc.(c)	49	957
Energizer Holdings, Inc.	72	3,333
Flowers Foods, Inc.	231	5,650
Fresh Del Monte Produce, Inc.	37	858
Freshpet, Inc.(c)	47	5,339
Grocery Outlet Holding Corp.(c)	77	3,167
Hain Celestial Group, Inc. (The)(c)	99	3,246
Herbalife Nutrition Ltd.(c)	113	5,554
Hostess Brands, Inc.(c)	147	1,887
Ingles Markets, Inc., Class A	15	606
Inter Parfums, Inc.	21	938
J&J Snack Foods Corp.	18	2,447
John B. Sanfilippo & Son, Inc.	10	796
Lancaster Colony Corp.	22	3,910
Landec Corp.(c)	31	317

	Shares	Value
Consumer Staples-(continued)
Medifast, Inc.	12	$1,953
MGP Ingredients, Inc.	16	569
National Beverage Corp.(b)(c)	13	1,057
Nu Skin Enterprises, Inc., Class A	67	3,167
Performance Food Group Co.(c)	154	5,623
Pilgrim’s Pride Corp.(b)(c)	81	1,296
Post Holdings, Inc.(c)	77	6,778
PriceSmart, Inc.	23	1,512
Rite Aid Corp.(c)	72	937
Sanderson Farms, Inc.	24	2,807
Simply Good Foods Co. (The)(c)	108	2,684
SpartanNash Co.	42	839
Spectrum Brands Holdings, Inc.	49	2,920
Sprouts Farmers Market, Inc.(c)	145	3,386
Tootsie Roll Industries, Inc.(b)	21	672
TreeHouse Foods, Inc.(c)	65	2,783
Turning Point Brands, Inc.(b)	13	376
United Natural Foods, Inc.(c)	69	1,245
Universal Corp.	30	1,302
US Foods Holding Corp.(c)	254	6,185
USANA Health Sciences, Inc.(c)	16	1,255
Vector Group Ltd.	144	1,450
Village Super Market, Inc., Class A	10	254
WD-40 Co.	16	3,270
Weis Markets, Inc.	19	935

		143,419

Energy-2.66%
Antero Midstream Corp.(b)	364	2,464
Antero Resources Corp.(b)(c)	309	995
Apache Corp.	446	6,601
Arch Resources, Inc.	19	716
Archrock, Inc.	153	1,004
Bonanza Creek Energy, Inc.(c)	18	361
Brigham Minerals, Inc., Class A	40	472
Cactus, Inc., Class A	57	1,259
ChampionX Corp.(c)	164	1,679
Cimarex Energy Co.	123	3,417
Clean Energy Fuels Corp.(c)	168	444
CNX Resources Corp.(c)	234	2,565
Continental Resources, Inc.(b)	108	1,855
Core Laboratories N.V	22	460
CVR Energy, Inc.	36	601
Delek US Holdings, Inc.	91	1,431
Devon Energy Corp.	454	4,935
Diamond S Shipping, Inc.(c)	27	221
DMC Global, Inc.	18	638
Dorian LPG Ltd.(c)	48	405
Dril-Quip, Inc.(c)	43	1,425
EnLink Midstream LLC(c)	115	344
EQT Corp.	310	4,920
Equitrans Midstream Corp.	484	4,976
Frank’s International N.V.(c)	45	104
Helix Energy Solutions Group, Inc.(c)	166	594
Helmerich & Payne, Inc.	133	2,192
HollyFrontier Corp.	183	4,368
International Seaways, Inc.	24	407
Kosmos Energy Ltd. (Ghana)	289	425
Liberty Oilfield Services, Inc., Class A	66	426
Magnolia Oil & Gas Corp., Class A(c)	142	914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Energy-(continued)
Marathon Oil Corp.	934	$4,932
Matador Resources Co.(b)(c)	132	1,284
Matrix Service Co.(c)	31	286
Murphy Oil Corp.(b)	164	2,253
NexTier Oilfield Solutions, Inc.(c)	164	413
Noble Energy, Inc.	573	5,701
Northern Oil and Gas, Inc.(c)	81	55
Oceaneering International, Inc.(c)	43	232
Ovintiv, Inc.(b)	307	3,402
Par Pacific Holdings, Inc.(c)	40	347
Parsley Energy, Inc., Class A	345	3,709
Patterson-UTI Energy, Inc.	85	327
PBF Energy, Inc., Class A	114	976
PDC Energy, Inc.(c)	85	1,287
Peabody Energy Corp.	29	76
Plains GP Holdings L.P., Class A(c)	210	1,535
ProPetro Holding Corp.(c)	72	452
Range Resources Corp.(b)	283	2,111
Rattler Midstream L.P.	52	435
Renewable Energy Group, Inc.(c)	48	1,605
REX American Resources Corp.(c)	7	432
RPC, Inc.(c)	100	313
SEACOR Holdings, Inc.(c)	22	695
Select Energy Services, Inc., Class A(c)	49	234
Southwestern Energy Co.(c)	604	1,679
Talos Energy, Inc.(c)	9	68
Targa Resources Corp.	276	4,695
TechnipFMC PLC (United Kingdom)	503	3,873
Tellurian, Inc.(c)	37	34
Texas Pacific Land Trust(b)	8	4,214
Transocean Ltd.(b)(c)	210	256
Viper Energy Partners L.P.	76	774
W&T Offshore, Inc.(b)(c)	115	256
World Fuel Services Corp.	79	2,086
WPX Energy, Inc.(c)	513	2,852

		107,497

Financials-13.01%
1st Source Corp.	21	723
Affiliated Managers Group, Inc.	55	3,776
Allegiance Bancshares, Inc.	26	661
Altabancorp	18	371
Amalgamated Bank, Class A	16	188
Ambac Financial Group, Inc.(c)	54	682
Amerant Bancorp, Inc.(c)	26	342
American Equity Investment Life Holding Co.	111	2,654
American National Group, Inc.	10	750
Ameris Bancorp	79	1,937
AMERISAFE, Inc.	24	1,602
Apollo Commercial Real Estate Finance, Inc.	177	1,582
Arbor Realty Trust, Inc.	132	1,494
Ares Commercial Real Estate Corp.	30	299
Ares Management Corp., Class A	118	4,773
Argo Group International Holdings Ltd	42	1,560
ARMOUR Residential REIT, Inc.	72	698
Arrow Financial Corp.	16	458
Artisan Partners Asset Management, Inc., Class A .	64	2,477
Assetmark Financial Holdings, Inc.(c)	18	435
Associated Banc-Corp.	178	2,392
Associated Capital Group, Inc., Class A	4	155

	Shares	Value
Financials-(continued)
Assured Guaranty Ltd.	109	$2,338
Atlantic Capital Bancshares, Inc.(c)	30	346
Atlantic Union Bankshares Corp.	90	2,093
AXIS Capital Holdings Ltd.	102	4,872
Axos Financial, Inc.(c)	67	1,660
B. Riley Financial, Inc.	15	402
Banc of California, Inc.	52	571
BancFirst Corp.	22	968
Bancorp, Inc. (The)(c)	60	570
BancorpSouth Bank	124	2,676
Bank First Corp.	8	499
Bank of Hawaii Corp.	49	2,697
Bank of Marin Bancorp	15	477
Bank OZK	140	3,226
BankUnited, Inc.	115	2,689
Banner Corp.	42	1,517
Bar Harbor Bankshares	18	365
Berkshire Hills Bancorp, Inc.	17	156
BGC Partners, Inc., Class A	144	363
Blackstone Mortgage Trust, Inc., Class A	154	3,661
Blucora, Inc.(c)	60	716
BOK Financial Corp.	39	2,189
Boston Private Financial Holdings, Inc.	99	588
Bridge Bancorp, Inc.	19	380
Brighthouse Financial, Inc.(c)	124	3,765
Brightsphere Investment Group, Inc.	91	1,261
Broadmark Realty Capital, Inc.(b)	148	1,450
Brookline Bancorp, Inc.	94	902
Bryn Mawr Bank Corp.	24	651
Byline Bancorp, Inc.	19	240
Cadence BanCorp.	125	1,188
Camden National Corp.	18	588
Cannae Holdings, Inc.(c)	100	3,773
Capital City Bank Group, Inc.	15	304
Capitol Federal Financial, Inc.	163	1,522
Capstead Mortgage Corp.	114	703
Cathay General Bancorp	91	2,247
CBTX, Inc.	22	347
Central Pacific Financial Corp.	34	527
Century Bancorp, Inc., Class A	3	211
Chimera Investment Corp.	226	2,009
CIT Group, Inc.	115	2,262
Citizens, Inc.(b)(c)	57	333
City Holding Co.	19	1,216
CNB Financial Corp.	18	287
CNO Financial Group, Inc.	167	2,722
Cohen & Steers, Inc.	28	1,694
Colony Credit Real Estate, Inc.	102	614
Columbia Banking System, Inc.	88	2,456
Columbia Financial, Inc.(c)	70	747
Commerce Bancshares, Inc.	119	7,089
Community Bank System, Inc.	63	3,791
Community Trust Bancorp, Inc.	19	613
ConnectOne Bancorp, Inc.	39	590
Cowen, Inc., Class A	31	561
Crawford & Co., Class A	19	130
Credit Acceptance Corp.(b)(c)	12	4,642
CrossFirst Bankshares, Inc.(c)	55	508
Cullen/Frost Bankers, Inc.	72	5,001
Customers Bancorp, Inc.(c)	34	434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
CVB Financial Corp.	157	$2,859
Diamond Hill Investment Group, Inc.	4	496
Dime Community Bancshares, Inc.	36	464
Donegal Group, Inc., Class A	15	216
Dynex Capital, Inc.(b)	30	475
Eagle Bancorp, Inc.	40	1,151
Eaton Vance Corp.	135	5,538
eHealth, Inc.(c)	25	1,578
Ellington Financial, Inc.(b)	60	748
Employers Holdings, Inc.	39	1,271
Encore Capital Group, Inc.(c)	31	1,424
Enova International, Inc.(c)	42	717
Enstar Group Ltd. (Bermuda)(c)	13	2,327
Enterprise Financial Services Corp.	31	927
Equity Bancshares, Inc., Class A(c)	18	286
Essent Group Ltd.	131	4,677
Evercore, Inc., Class A	48	2,970
EZCORP, Inc., Class A(c)	61	328
F.N.B. Corp.	394	2,955
FB Financial Corp.	36	972
FBL Financial Group, Inc., Class A	13	482
Federal Agricultural Mortgage Corp., Class C	10	682
Federated Hermes, Inc., Class B	117	2,797
Financial Institutions, Inc.	18	310
First American Financial Corp.	133	6,992
First Bancorp	264	1,513
First Bancorp/Southern Pines NC	36	736
First Bancshares, Inc. (The)	30	643
First Busey Corp.	58	1,033
First Citizens BancShares, Inc., Class A	6	2,359
First Commonwealth Financial Corp.	120	984
First Community Bancshares, Inc.	24	462
First Financial Bancorp	120	1,646
First Financial Bankshares, Inc.	148	4,481
First Financial Corp.	13	447
First Foundation, Inc.	45	684
First Hawaiian, Inc.	146	2,413
First Horizon National Corp.	672	6,418
First Interstate BancSystem, Inc., Class A	49	1,607
First Merchants Corp.	70	1,791
First Mid Bancshares, Inc.	16	417
First Midwest Bancorp, Inc.	139	1,732
First of Long Island Corp. (The)	30	461
FirstCash, Inc.	48	2,868
Flagstar Bancorp, Inc.	46	1,445
Flushing Financial Corp.	31	376
Focus Financial Partners, Inc., Class A(c)	31	1,097
Freedom Holding Corp. (Kazakhstan)(b)(c)	21	500
Fulton Financial Corp.	199	1,946
Genworth Financial, Inc., Class A(c)	610	1,842
German American Bancorp, Inc.	30	851
Glacier Bancorp, Inc.	106	3,719
Global Indemnity Group LLC, Class A	10	232
Goosehead Insurance, Inc., Class A	15	1,541
Granite Point Mortgage Trust, Inc.	66	438
Great Southern Bancorp, Inc.	13	501
Great Western Bancorp, Inc.	69	961
Green Dot Corp., Class A(c)	58	3,020
Greenlight Capital Re Ltd., Class A(c)	33	240
Hamilton Lane, Inc., Class A	27	1,974

	Shares	Value
Financials-(continued)
Hancock Whitney Corp.	109	$2,181
Hanmi Financial Corp.	36	343
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	79	3,354
Hanover Insurance Group, Inc. (The)	45	4,612
HarborOne Bancorp, Inc.	47	407
HCI Group, Inc.	9	492
Heartland Financial USA, Inc.	42	1,446
Heritage Commerce Corp.	76	527
Heritage Financial Corp.	43	857
Heritage Insurance Holdings, Inc.	33	431
Hilltop Holdings, Inc.	88	1,813
Home BancShares, Inc.	193	3,129
HomeStreet, Inc.	30	821
HomeTrust Bancshares, Inc.	21	295
Hope Bancorp, Inc.	153	1,294
Horace Mann Educators Corp.	49	1,914
Horizon Bancorp, Inc.	49	548
Houlihan Lokey, Inc.	52	3,047
Independence Holding Co.	6	210
Independent Bank Corp.	42	2,640
Independent Bank Corp.	25	373
Independent Bank Group, Inc.	42	1,953
Interactive Brokers Group, Inc., Class A	88	4,666
International Bancshares Corp.	67	2,116
Invesco Mortgage Capital, Inc.(b)(d)	88	264
Investors Bancorp, Inc.	286	2,217
James River Group Holdings Ltd.	37	1,802
Janus Henderson Group PLC (United Kingdom)	183	3,792
Jefferies Financial Group, Inc.	270	4,736
Kearny Financial Corp.	103	799
Kemper Corp.	75	5,825
Kinsale Capital Group, Inc.	25	5,181
KKR Real Estate Finance Trust, Inc.	31	564
Ladder Capital Corp.	111	827
Lakeland Bancorp, Inc.	58	617
Lakeland Financial Corp.	31	1,416
LendingClub Corp.(c)	25	133
LendingTree, Inc.(b)(c)	9	2,780
Live Oak Bancshares, Inc.(b)	28	621
LPL Financial Holdings, Inc.	94	7,723
Luther Burbank Corp.	22	204
MBIA, Inc.(c)	102	827
Mercantile Bank Corp.	18	393
Merchants Bancorp	10	204
Mercury General Corp.	33	1,476
Meridian Bancorp, Inc.	60	698
Meta Financial Group, Inc.	42	810
MFA Financial, Inc.	275	737
MGIC Investment Corp.	397	3,641
Midland States Bancorp, Inc.	25	365
MidWestOne Financial Group, Inc.	18	342
Moelis & Co., Class A	60	1,915
Morningstar, Inc.	28	4,484
Mr. Cooper Group, Inc.(c)	85	1,558
National Bank Holdings Corp., Class A	36	1,024
National General Holdings Corp.	82	2,792
National Western Life Group, Inc., Class A	3	660
Navient Corp.	217	1,973
NBT Bancorp, Inc.	52	1,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Nelnet, Inc., Class A	24	$1,572
New Residential Investment Corp.	480	3,715
New York Community Bancorp, Inc.	560	5,068
New York Mortgage Trust, Inc.	477	1,259
Nicolet Bankshares, Inc.(c)	10	600
NMI Holdings, Inc., Class A(c)	102	1,749
Northfield Bancorp, Inc.	52	502
Northwest Bancshares, Inc.	157	1,587
OceanFirst Financial Corp.	75	1,171
OFG Bancorp	63	809
Old National Bancorp	210	2,936
Old Republic International Corp.	349	5,622
OneMain Holdings, Inc.	99	2,879
Origin Bancorp, Inc.	21	497
Pacific Premier Bancorp, Inc.	101	2,282
PacWest Bancorp	144	2,748
Palomar Holdings, Inc.(c)	21	2,359
Park National Corp.(b)	18	1,618
Peapack-Gladstone Financial Corp.	19	323
PennyMac Financial Services, Inc.	76	4,007
PennyMac Mortgage Investment Trust	124	2,125
Peoples Bancorp, Inc.	24	507
Pinnacle Financial Partners, Inc.	88	3,516
Piper Sandler Cos	21	1,584
PJT Partners, Inc., Class A	25	1,480
Popular, Inc.	110	4,074
PRA Group, Inc.(c)	55	2,567
Preferred Bank	18	673
Premier Financial Corp.	49	896
Primerica, Inc.	48	5,993
ProAssurance Corp.	28	429
ProSight Global, Inc.(c)	13	123
Prosperity Bancshares, Inc.	112	6,106
Provident Financial Services, Inc.	76	1,002
QCR Holdings, Inc.	18	539
Radian Group, Inc.	233	3,598
Ready Capital Corp.	57	583
Redwood Trust, Inc.	136	943
Renasant Corp.	70	1,776
Republic Bancorp, Inc., Class A	12	369
RLI Corp.	49	4,596
S&T Bancorp, Inc.	48	969
Safety Insurance Group, Inc.	18	1,303
Sandy Spring Bancorp, Inc.	58	1,387
Seacoast Banking Corp. of Florida(c)	63	1,275
Selective Insurance Group, Inc.	72	4,306
ServisFirst Bancshares, Inc.	55	2,016
Simmons First National Corp., Class A	141	2,407
SLM Corp.	448	3,423
South State Corp.	84	4,677
Southside Bancshares, Inc.	39	1,075
Starwood Property Trust, Inc.	342	5,335
State Auto Financial Corp.	21	324
Sterling Bancorp	227	2,649
Stewart Information Services Corp.	28	1,195
Stifel Financial Corp.	84	4,260
Stock Yards Bancorp, Inc.	25	1,073
StoneX Group, Inc.(c)	19	1,077
Synovus Financial Corp.	178	3,893
TCF Financial Corp.	176	4,731

	Shares	Value
Financials-(continued)
Texas Capital Bancshares, Inc.(c)	61	$1,976
TFS Financial Corp.	66	1,020
Third Point Reinsurance Ltd. (Bermuda)(c)	88	753
Tompkins Financial Corp.	16	1,059
Towne Bank	88	1,560
TPG RE Finance Trust, Inc.	52	459
TriCo Bancshares	33	914
TriState Capital Holdings, Inc.(c)	27	375
Triumph Bancorp, Inc.(c)	30	857
Trupanion, Inc.(c)	36	2,258
TrustCo Bank Corp.	114	679
Trustmark Corp.	73	1,714
Two Harbors Investment Corp.	218	1,188
UMB Financial Corp.	57	3,062
Umpqua Holdings Corp.	267	3,012
United Bankshares, Inc.	157	4,104
United Community Banks, Inc.	96	1,740
United Fire Group, Inc.	25	630
United Insurance Holdings Corp.	25	189
Universal Insurance Holdings, Inc.	39	723
Univest Financial Corp.	34	547
Unum Group	240	4,435
Valley National Bancorp	439	3,297
Veritex Holdings, Inc.	51	917
Victory Capital Holdings, Inc., Class A	15	261
Virtu Financial, Inc., Class A	64	1,653
Virtus Investment Partners, Inc.	9	1,277
Waddell & Reed Financial, Inc., Class A	70	1,103
Walker & Dunlop, Inc.	36	1,972
Washington Federal, Inc.	96	2,251
Washington Trust Bancorp, Inc.	19	634
Waterstone Financial, Inc.	30	465
Watford Holdings Ltd., Class A (Bermuda)(c)	25	400
Webster Financial Corp.	112	3,080
WesBanco, Inc.	78	1,733
Westamerica Bancorporation	33	2,008
Western Alliance Bancorporation	113	3,989
White Mountains Insurance Group Ltd.	4	3,566
Wintrust Financial Corp.	69	3,003
WisdomTree Investments, Inc.	144	539
World Acceptance Corp.(c)	5	455
WSFS Financial Corp.	61	1,787

		526,680

Health Care-16.11%
1Life Healthcare, Inc.(b)(c)	30	875
Acadia Healthcare Co., Inc.(c)	94	2,906
ACADIA Pharmaceuticals, Inc.(c)	136	5,384
Accelerate Diagnostics, Inc.(b)(c)	34	414
Acceleron Pharma, Inc.(c)	55	5,361
Adaptive Biotechnologies Corp.(c)	90	3,745
Addus HomeCare Corp.(c)	18	1,686
Adverum Biotechnologies, Inc.(c)	76	927
Aerie Pharmaceuticals, Inc.(b)(c)	17	187
Agenus, Inc.(c)	130	566
Agios Pharmaceuticals, Inc.(c)	73	2,994
Aimmune Therapeutics, Inc.(b)(c)	51	1,745
Akcea Therapeutics, Inc.(c)	21	384
Akebia Therapeutics, Inc.(c)	134	1,395
Akero Therapeutics, Inc.(c)	21	685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Alder Biopharmaceuticals, Inc., CVR(c)(e)	48	$42
Alector, Inc.(c)	51	659
Alkermes PLC(c)	190	3,143
Allakos, Inc.(b)(c)	30	2,687
Allogene Therapeutics, Inc.(c)	66	2,353
Allscripts Healthcare Solutions, Inc.(c)	201	1,795
AMAG Pharmaceuticals, Inc.(b)(c)	40	414
Amedisys, Inc.(c)	38	9,192
Amicus Therapeutics, Inc.(c)	309	4,511
AMN Healthcare Services, Inc.(c)	57	3,069
Amneal Pharmaceuticals, Inc.(c)	85	349
Amphastar Pharmaceuticals, Inc.(c)	43	876
AnaptysBio, Inc.(c)	14	243
AngioDynamics, Inc.(c)	43	403
ANI Pharmaceuticals, Inc.(c)	10	314
Anika Therapeutics, Inc.(c)	16	613
Antares Pharma, Inc.(c)	187	529
Apellis Pharmaceuticals, Inc.(c)	73	2,251
Apollo Medical Holdings, Inc.(c)	30	567
Applied Therapeutics, Inc.(c)	16	386
Aprea Therapeutics, Inc. (Sweden)(b)(c)	11	298
Arcturus Therapeutics Holdings, Inc.(c)	18	868
Arcus Biosciences, Inc.(c)	43	1,023
Arcutis Biotherapeutics, Inc.(c)	11	276
Ardelyx, Inc.(c)	68	390
Arena Pharmaceuticals, Inc.(c)	66	4,608
Arrowhead Pharmaceuticals, Inc.(c)	115	4,858
Arvinas, Inc.(c)	25	649
Assembly Biosciences, Inc.(c)	36	787
Atara Biotherapeutics, Inc.(c)	86	1,159
Athenex, Inc.(c)	57	655
Athersys, Inc.(c)	221	482
Atreca, Inc., Class A(c)	39	555
AtriCure, Inc.(c)	54	2,415
Atrion Corp.	2	1,263
Avanos Medical, Inc.(c)	58	1,879
Avrobio, Inc.(c)	26	450
AxoGen, Inc.(c)	40	475
Axonics Modulation Technologies, Inc.(b)(c)	28	1,183
Axsome Therapeutics, Inc.(c)	34	2,493
Beam Therapeutics, Inc.(b)(c)	15	377
BioCryst Pharmaceuticals, Inc.(c)	180	747
BioDelivery Sciences International, Inc.(c)	97	379
Biohaven Pharmaceutical Holding Co. Ltd.(c)	57	3,613
BioSpecifics Technologies Corp.(c)	6	387
Bio-Techne Corp.	45	11,496
BioTelemetry, Inc.(c)	40	1,583
Bioxcel Therapeutics, Inc.(c)	12	489
Black Diamond Therapeutics, Inc.(c)	11	316
Bluebird Bio, Inc.(c)	75	4,447
Blueprint Medicines Corp.(c)	61	4,723
Brookdale Senior Living, Inc.(c)	66	181
Bruker Corp.	126	5,295
Calithera Biosciences, Inc.(c)	57	230
Cantel Medical Corp.	45	2,362
Cara Therapeutics, Inc.(c)	49	759
Cardiovascular Systems, Inc.(c)	43	1,405
CareDx, Inc.(c)	46	1,571
Castle Biosciences, Inc.(c)	15	686
Catalyst Pharmaceuticals, Inc.(c)	109	358

	Shares	Value
Health Care-(continued)
CEL-SCI Corp.(b)(c)	42	$543
Cerus Corp.(c)	214	1,363
Change Healthcare, Inc.(c)	276	3,905
Charles River Laboratories International, Inc.(c)	58	12,699
Chemed Corp.	19	9,825
ChemoCentryx, Inc.(c)	46	2,461
Clovis Oncology, Inc.(b)(c)	99	516
Codexis, Inc.(c)	67	925
Co-Diagnostics, Inc.(b)(c)	29	316
Coherus Biosciences, Inc.(b)(c)	63	1,195
Collegium Pharmaceutical, Inc.(c)	31	591
Community Health Systems, Inc.(c)	145	750
Computer Programs & Systems, Inc.	15	410
CONMED Corp.	34	2,935
Constellation Pharmaceuticals, Inc.(c)	27	568
Corbus Pharmaceuticals Holdings, Inc.(b)(c)	77	715
Corcept Therapeutics, Inc.(b)(c)	121	1,537
Cortexyme, Inc.(c)	17	747
CorVel Corp.(c)	12	996
Covetrus, Inc.(c)	123	2,818
Crinetics Pharmaceuticals, Inc.(c)	22	353
CRISPR Therapeutics AG (Switzerland)(c)	61	5,701
CryoLife, Inc.(c)	43	869
CryoPort, Inc.(b)(c)	43	2,386
Cue Biopharma, Inc.(c)	25	447
Cytokinetics, Inc.(b)(c)	75	1,797
CytomX Therapeutics, Inc.(c)	36	263
Deciphera Pharmaceuticals, Inc.(c)	42	1,890
Denali Therapeutics, Inc.(c)	93	2,967
Dicerna Pharmaceuticals, Inc.(c)	80	1,482
Durect Corp.(c)	231	401
Dynavax Technologies Corp.(b)(c)	102	610
Eagle Pharmaceuticals, Inc.(c)	13	516
Editas Medicine, Inc.(b)(c)	69	2,431
Eidos Therapeutics, Inc.(c)	9	390
Emergent BioSolutions, Inc.(c)	51	5,817
Enanta Pharmaceuticals, Inc.(c)	18	939
Encompass Health Corp.	115	7,503
Endo International PLC(c)	247	743
Ensign Group, Inc. (The)	61	3,571
Envista Holdings Corp.(c)	187	4,486
Epizyme, Inc.(c)	88	1,144
Esperion Therapeutics, Inc.(b)(c)	30	1,083
Evolent Health, Inc., Class A(c)	91	1,304
Exelixis, Inc.(c)	361	8,021
Fate Therapeutics, Inc.(c)	68	2,475
FibroGen, Inc.(c)	90	4,035
Flexion Therapeutics, Inc.(b)(c)	54	630
G1 Therapeutics, Inc.(c)	30	460
GenMark Diagnostics, Inc.(c)	83	1,076
Geron Corp.(c)	368	754
Glaukos Corp.(b)(c)	48	2,296
Global Blood Therapeutics, Inc.(c)	65	4,081
Globus Medical, Inc., Class A(c)	93	5,256
Gossamer Bio., Inc.(c)	62	862
Guardant Health, Inc.(c)	67	6,398
Haemonetics Corp.(c)	59	5,290
Halozyme Therapeutics, Inc.(c)	160	4,639
Hanger, Inc.(c)	39	771
Health Catalyst, Inc.(b)(c)	20	624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
HealthEquity, Inc.(c)	82	$4,713
HealthStream, Inc.(c)	30	621
Heron Therapeutics, Inc.(c)	102	1,459
Heska Corp.(c)	9	932
Hill-Rom Holdings, Inc.	79	7,409
HMS Holdings Corp.(c)	106	2,956
Homology Medicines, Inc.(c)	22	234
Horizon Therapeutics PLC(c)	225	16,902
ICU Medical, Inc.(c)	24	4,806
IGM Biosciences, Inc.(b)(c)	9	387
ImmunoGen, Inc.(c)	187	692
Immunomedics, Inc.(c)	233	10,382
Immunovant, Inc.(c)	39	1,324
Innoviva, Inc.(c)	84	984
Inogen, Inc.(c)	8	242
Inovalon Holdings, Inc., Class A(c)	81	2,004
Inovio Pharmaceuticals, Inc.(b)(c)	172	2,062
Insmed, Inc.(c)	114	3,214
Inspire Medical Systems, Inc.(c)	26	3,106
Integer Holdings Corp.(c)	40	2,770
Integra LifeSciences Holdings Corp.(c)	85	4,062
Intellia Therapeutics, Inc.(b)(c)	57	1,230
Intercept Pharmaceuticals, Inc.(b)(c)	29	1,447
Intersect ENT, Inc.(c)	36	723
Intra-Cellular Therapies, Inc.(c)	76	1,385
Invitae Corp.(b)(c)	142	4,964
Iovance Biotherapeutics, Inc.(c)	128	4,266
iRhythm Technologies, Inc.(c)	31	6,826
Ironwood Pharmaceuticals, Inc.(c)	190	1,919
Kadmon Holdings, Inc.(c)	142	710
Kala Pharmaceuticals, Inc.(c)	39	347
Karuna Therapeutics, Inc.(c)	14	1,070
Karyopharm Therapeutics, Inc.(c)	60	913
Kiniksa Pharmaceuticals Ltd., Class A(c)	20	353
Kodiak Sciences, Inc.(c)	26	1,367
Krystal Biotech, Inc.(c)	13	622
Kura Oncology, Inc.(c)	66	1,643
Lannett Co., Inc.(c)	39	205
Lantheus Holdings, Inc.(c)	73	980
LeMaitre Vascular, Inc.(b)	21	678
LHC Group, Inc.(c)	35	7,295
Ligand Pharmaceuticals, Inc.(c)	21	2,142
LivaNova PLC(c)	58	2,720
Livongo Health, Inc.(c)	46	6,316
Luminex Corp.	48	1,281
MacroGenics, Inc.(c)	50	1,447
Madrigal Pharmaceuticals, Inc.(c)	13	1,400
Magellan Health, Inc.(c)	28	2,113
MEDNAX, Inc.(c)	103	1,914
Medpace Holdings, Inc.(c)	34	4,413
MeiraGTx Holdings PLC(c)	18	234
Meridian Bioscience, Inc.(c)	49	693
Merit Medical Systems, Inc.(c)	59	2,897
Mersana Therapeutics, Inc.(c)	52	996
Merus N.V. (Netherlands)(c)	18	217
Mesa Laboratories, Inc.	6	1,476
Mirati Therapeutics, Inc.(c)	34	5,079
Molecular Templates, Inc.(c)	24	279
Momenta Pharmaceuticals, Inc.(c)	132	6,886
MyoKardia, Inc.(c)	58	6,348

	Shares	Value
Health Care-(continued)
Myovant Sciences Ltd.(c)	49	$999
Myriad Genetics, Inc.(c)	90	1,203
NanoString Technologies, Inc.(c)	40	1,619
Natera, Inc.(c)	78	4,969
National HealthCare Corp.	13	828
National Research Corp.	15	840
Natus Medical, Inc.(c)	42	763
Nektar Therapeutics(c)	213	4,119
Neogen Corp.(c)	62	4,724
NeoGenomics, Inc.(c)	119	4,635
Neoleukin Therapeutics, Inc.(c)	32	407
Nevro Corp.(c)	36	4,951
NextGen Healthcare, Inc.(c)	60	796
Novavax, Inc.(c)	69	7,613
Novocure Ltd.(c)	99	8,192
NuVasive, Inc.(c)	63	3,284
Odonate Therapeutics, Inc.(c)	18	291
Omeros Corp.(b)(c)	55	657
Omnicell, Inc.(c)	51	3,401
Ontrak, Inc.(c)	8	584
OPKO Health, Inc.(b)(c)	488	1,581
Option Care Health, Inc.(c)	42	488
OraSure Technologies, Inc.(c)	91	1,067
Orthofix Medical, Inc.(c)	22	667
OrthoPediatrics Corp.(c)	10	504
Owens & Minor, Inc.	76	1,260
Pacific Biosciences of California, Inc.(c)	151	997
Pacira BioSciences, Inc.(c)	45	2,813
Passage Bio, Inc.(c)	16	265
Patterson Cos., Inc.	103	2,988
PDL BioPharma, Inc.(c)	171	573
Pennant Group, Inc. (The)(c)	36	1,333
Penumbra, Inc.(c)	39	8,157
PetIQ, Inc.(b)(c)	22	774
Phathom Pharmaceuticals, Inc.(c)	9	331
Phibro Animal Health Corp., Class A	24	515
Phreesia, Inc.(c)	27	852
PRA Health Sciences, Inc.(c)	75	8,018
Precigen, Inc.(c)	53	321
Precision BioSciences, Inc.(c)	43	243
Premier, Inc., Class A	84	2,751
Prestige Consumer Healthcare, Inc.(c)	61	2,222
Principia Biopharma, Inc.(c)	30	3,000
Progyny, Inc.(c)	20	571
Prothena Corp. PLC (Ireland)(c)	24	311
Provention Bio, Inc.(c)	39	509
Providence Service Corp. (The)(c)	13	1,204
PTC Therapeutics, Inc.(c)	64	3,163
Puma Biotechnology, Inc.(c)	51	525
Quanterix Corp.(c)	27	961
Quidel Corp.(c)	45	7,918
Quotient Ltd.(b)(c)	85	430
R1 RCM, Inc.(c)	109	1,580
Radius Health, Inc.(c)	51	631
RadNet, Inc.(c)	49	707
Reata Pharmaceuticals, Inc., Class A(c)	27	2,834
REGENXBIO, Inc.(c)	40	1,221
Relmada Therapeutics, Inc.(b)(c)	14	500
Repligen Corp.(c)	59	9,140
Replimune Group, Inc.(c)	14	378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Repro-Med Systems, Inc.(c)	30	$261
Retrophin, Inc.(c)	43	842
Revance Therapeutics, Inc.(c)	63	1,841
REVOLUTION Medicines, Inc.(c)	14	397
Rhythm Pharmaceuticals, Inc.(c)	24	708
Rigel Pharmaceuticals, Inc.(c)	196	488
Rocket Pharmaceuticals, Inc.(c)	39	997
Rubius Therapeutics, Inc.(c)	12	58
Sage Therapeutics, Inc.(c)	57	2,989
Sangamo Therapeutics, Inc.(c)	141	1,556
Scholar Rock Holding Corp.(c)	22	332
Schrodinger, Inc.(c)	15	907
Select Medical Holdings Corp.(c)	123	2,469
Shockwave Medical, Inc.(c)	29	1,843
SI-BONE, Inc.(c)	25	545
SIGA Technologies, Inc.(c)	64	445
Silk Road Medical, Inc.(c)	33	2,012
Simulations Plus, Inc.	15	894
SmileDirectClub, Inc.(c)	67	544
Sorrento Therapeutics, Inc.(b)(c)	139	1,113
Spectrum Pharmaceuticals, Inc.(c)	110	463
SpringWorks Therapeutics, Inc.(c)	15	666
STAAR Surgical Co.(c)	40	1,918
Stemline Therapeutics, Inc.(c)	64	21
Stoke Therapeutics, Inc.(b)(c)	10	294
Supernus Pharmaceuticals, Inc.(c)	58	1,275
Surgery Partners, Inc.(c)	22	420
SurModics, Inc.(c)	16	724
Syneos Health, Inc.(c)	72	4,543
Tabula Rasa HealthCare, Inc.(b)(c)	22	1,113
Tactile Systems Technology, Inc.(c)	21	807
Tandem Diabetes Care, Inc.(c)	66	7,440
Tenet Healthcare Corp.(c)	106	2,987
TG Therapeutics, Inc.(c)	117	2,902
TherapeuticsMD, Inc.(c)	184	269
Theravance Biopharma, Inc.(c)	55	1,008
Tilray, Inc., Class 2 (Canada)(c)	9	60
Tivity Health, Inc.(c)	31	507
Translate Bio, Inc.(c)	55	775
Tricida, Inc.(c)	34	359
Triple-S Management Corp., Class B(c)	30	558
Turning Point Therapeutics, Inc.(c)	39	3,049
Twist Bioscience Corp.(c)	36	2,517
Ultragenyx Pharmaceutical, Inc.(c)	66	5,614
uniQure N.V. (Netherlands)(c)	37	1,508
United Therapeutics Corp.(c)	51	5,455
US Physical Therapy, Inc.	16	1,422
Vanda Pharmaceuticals, Inc.(c)	58	597
Vapotherm, Inc.(c)	11	342
Varex Imaging Corp.(c)	45	499
Veracyte, Inc.(c)	68	2,265
Verastem, Inc.(c)	124	156
Vericel Corp.(c)	49	777
ViewRay, Inc.(c)	141	384
Viking Therapeutics, Inc.(b)(c)	75	502
Vocera Communications, Inc.(c)	36	1,008
Voyager Therapeutics, Inc.(c)	33	389
WaVe Life Sciences Ltd.(c)	14	175
Wright Medical Group N.V.(c)	151	4,565
XBiotech, Inc.(c)	18	341

	Shares	Value
Health Care-(continued)
Xencor, Inc.(c)	61	$2,181
Xenon Pharmaceuticals, Inc. (Canada)(c)	33	401
Y-mAbs Therapeutics, Inc.(c)	20	861
ZIOPHARM Oncology, Inc.(b)(c)	289	812
Zogenix, Inc.(c)	56	1,326
Zymeworks, Inc. (Canada)(c)	40	1,297
Zynex, Inc.(b)(c)	22	326

		651,748

Industrials-15.02%
AAON, Inc.	51	2,903
AAR Corp.	40	807
ABM Industries, Inc.	81	3,089
ACCO Brands Corp.	120	778
Acuity Brands, Inc.	47	5,137
ADT, Inc.(b)	178	1,896
Advanced Disposal Services, Inc.(c)	91	2,742
Advanced Drainage Systems, Inc.	63	3,495
AECOM(c)	185	7,309
Aegion Corp.(c)	37	599
Aerojet Rocketdyne Holdings, Inc.(c)	77	3,185
AeroVironment, Inc.(c)	28	2,139
AGCO Corp.	74	5,261
Air Lease Corp.	129	4,009
Air Transport Services Group, Inc.(c)	18	458
Alamo Group, Inc.	12	1,331
Alaska Air Group, Inc.	36	1,402
Albany International Corp., Class A	37	1,920
Allegiant Travel Co.	6	772
Allison Transmission Holdings, Inc.	141	5,058
Altra Industrial Motion Corp.	78	3,046
Ameresco, Inc., Class A(c)	24	819
American Airlines Group, Inc.(b)	150	1,957
American Woodmark Corp.(c)	18	1,575
Apogee Enterprises, Inc.	30	628
Applied Industrial Technologies, Inc.	46	2,770
ArcBest Corp.	30	1,015
Arcosa, Inc.	60	2,777
Argan, Inc.	16	677
Armstrong World Industries, Inc.	57	4,203
ASGN, Inc.(c)	64	4,593
Astec Industries, Inc,	25	1,318
Astronics Corp.(c)	26	235
Atkore International Group, Inc.(c)	57	1,524
Atlas Air Worldwide Holdings, Inc.(c)	7	395
Avis Budget Group, Inc.(b)(c)	66	2,251
Axon Enterprise, Inc.(c)	69	5,912
AZZ, Inc.	31	1,077
Barnes Group, Inc.	58	2,297
Barrett Business Services, Inc.	9	518
Beacon Roofing Supply, Inc.(c)	65	2,203
Bloom Energy Corp., Class A(b)(c)	106	1,660
Blue Bird Corp.(c)	16	182
BMC Stock Holdings, Inc.(c)	79	3,154
Brady Corp., Class A	60	2,813
BrightView Holdings, Inc.(c)	37	454
Brink’s Co. (The)	57	2,757
Builders FirstSource, Inc.(c)	139	4,256
BWX Technologies, Inc.	112	6,228
CAI International, Inc.(c)	21	458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Carlisle Cos., Inc.	66	$8,643
Casella Waste Systems, Inc., Class A(c)	54	3,032
CBIZ, Inc.(c)	61	1,484
Chart Industries, Inc.(c)	42	2,760
Cimpress PLC (Ireland)(c)	23	2,132
Clean Harbors, Inc.(c)	64	3,910
Colfax Corp.(c)	114	3,794
Columbus McKinnon Corp.	27	982
Comfort Systems USA, Inc.	45	2,280
Construction Partners, Inc.(c)	22	411
CoreLogic, Inc.	94	6,242
Cornerstone Building Brands, Inc.(c)	81	645
Covanta Holding Corp.	144	1,359
Crane Co.	58	3,279
CSW Industrials, Inc.	18	1,300
Cubic Corp.	36	1,695
Curtiss-Wright Corp.	49	5,014
Deluxe Corp.	52	1,477
Donaldson Co., Inc.	147	7,403
Douglas Dynamics, Inc.	27	1,037
Ducommun, Inc.(c)	13	486
DXP Enterprises, Inc.(c)	21	404
Dycom Industries, Inc.(b)(c)	37	2,276
Echo Global Logistics, Inc.(c)	33	902
EMCOR Group, Inc.	65	4,876
Encore Wire Corp.	25	1,290
Energy Recovery, Inc.(b)(c)	37	315
Enerpac Tool Group Corp.	75	1,560
EnerSys	51	3,671
Ennis, Inc.	30	550
EnPro Industries, Inc.	24	1,404
ESCO Technologies, Inc.	31	2,788
Evoqua Water Technologies Corp.(c)	97	1,985
Exponent, Inc.	63	5,069
Federal Signal Corp.	73	2,345
Flowserve Corp.	154	4,571
Fluor Corp.	162	1,542
Forrester Research, Inc.(c)	13	461
Forward Air Corp.	34	2,006
Foundation Building Materials, Inc.(c)	25	406
Franklin Covey Co.(c)	12	237
Franklin Electric Co., Inc.	48	2,849
FTI Consulting, Inc.(b)(c)	45	5,164
Gates Industrial Corp. PLC(c)	67	756
GATX Corp.	37	2,475
Genco Shipping & Trading Ltd.	19	135
Generac Holdings, Inc.(c)	74	14,058
Gibraltar Industries, Inc.(c)	39	2,435
GMS, Inc.(c)	52	1,377
Gorman-Rupp Co. (The)	22	703
Graco, Inc.	199	11,546
GrafTech International Ltd.	85	566
Granite Construction, Inc.	19	353
Great Lakes Dredge & Dock Corp.(c)	66	618
Greenbrier Cos., Inc. (The)	45	1,224
Griffon Corp.	43	934
H&E Equipment Services, Inc.	39	790
Harsco Corp.(c)	97	1,373
Hawaiian Holdings, Inc.	13	175
Healthcare Services Group, Inc.	90	1,872

	Shares	Value
Industrials-(continued)
Heartland Express, Inc.	52	$1,076
Heidrick & Struggles International, Inc.	22	476
Helios Technologies, Inc.	34	1,398
Herc Holdings, Inc.(c)	25	1,024
Heritage-Crystal Clean, Inc.(c)	18	264
Herman Miller, Inc.	72	1,716
Hexcel Corp.	96	3,781
Hillenbrand, Inc.	90	2,854
HNI Corp.	52	1,656
Hub Group, Inc., Class A(c)	40	2,154
Hubbell, Inc.	64	9,275
Huron Consulting Group, Inc.(c)	28	1,215
Hyster-Yale Materials Handling, Inc.	7	282
IAA, Inc.(c)	155	8,110
ICF International, Inc.	22	1,503
IES Holdings, Inc.(c)	10	288
Insperity, Inc.	43	2,897
Insteel Industries, Inc.	21	387
Interface, Inc.	70	529
ITT, Inc.	104	6,532
JELD-WEN Holding, Inc.(c)	79	1,663
JetBlue Airways Corp.(c)	80	922
John Bean Technologies Corp.	39	3,998
Kadant, Inc.	13	1,514
Kaman Corp.	30	1,387
KAR Auction Services, Inc.	144	2,497
Kelly Services, Inc., Class A	37	703
Kennametal, Inc.	100	2,902
Kforce, Inc.	27	927
Kimball International, Inc., Class B	43	482
Kirby Corp.(c)	18	764
Knoll, Inc.	58	746
Korn Ferry	69	2,104
Kratos Defense & Security Solutions, Inc.(c)	143	2,796
Landstar System, Inc.	48	6,388
Lincoln Electric Holdings, Inc.	68	6,576
Lindsay Corp.	13	1,299
Luxfer Holdings PLC (United Kingdom)	33	469
Macquarie Infrastructure Corp.	91	2,550
Manitowoc Co., Inc. (The)(c)	17	160
ManpowerGroup, Inc.	69	5,058
Marten Transport Ltd.	72	1,308
Masonite International Corp.(c)	30	2,739
MasTec, Inc.(c)	73	3,373
Matson, Inc.	13	521
Matthews International Corp., Class A	37	810
Maxar Technologies, Inc.	72	1,667
McGrath RentCorp.	30	1,991
Mercury Systems, Inc.(c)	64	4,847
Meritor, Inc.(c)	88	2,003
Middleby Corp. (The)(c)	66	6,461
Moog, Inc., Class A	39	2,351
MRC Global, Inc.(c)	33	188
MSA Safety, Inc.	43	5,416
MSC Industrial Direct Co., Inc., Class A	53	3,493
Mueller Industries, Inc.	66	1,960
Mueller Water Products, Inc., Class A	190	2,052
MYR Group, Inc.(c)	19	737
National Presto Industries, Inc.	6	540
Navistar International Corp.(c)	54	1,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
NOW, Inc.(c)	132	$960
NV5 Global, Inc.(c)	12	621
nVent Electric PLC	187	3,575
Omega Flex, Inc.	4	527
Oshkosh Corp.	81	6,238
PAE, Inc.(c)	65	574
Park Aerospace Corp.	21	233
Parsons Corp.(c)	30	998
Patrick Industries, Inc.	27	1,518
PGT Innovations, Inc.(c)	69	1,251
Pitney Bowes, Inc.	238	1,307
Plug Power, Inc.(b)(c)	382	4,958
Powell Industries, Inc.	12	324
Primoris Services Corp.	51	972
Proto Labs, Inc.(c)	31	4,557
Quanex Building Products Corp.	39	656
Quanta Services, Inc.	168	8,610
Raven Industries, Inc.	43	1,069
RBC Bearings, Inc.(c)	29	3,829
Regal Beloit Corp.	47	4,646
Resideo Technologies, Inc.(c)	137	1,830
Resources Connection, Inc.	36	442
REV Group, Inc.	11	85
Rexnord Corp.	140	4,054
Rush Enterprises, Inc., Class A	34	1,643
Rush Enterprises, Inc., Class B	4	167
Ryder System, Inc.	64	2,618
Saia, Inc.(c)	30	4,026
Schneider National, Inc., Class B	61	1,651
Shyft Group, Inc. (The)	39	779
Simpson Manufacturing Co., Inc.	46	4,524
SiteOne Landscape Supply, Inc.(c)	51	6,378
SkyWest, Inc.	15	505
SP Plus Corp.(c)	28	574
Spirit AeroSystems Holdings, Inc., Class A	124	2,549
Spirit Airlines, Inc.(b)(c)	21	375
SPX Corp.(c)	54	2,259
SPX FLOW, Inc.(c)	51	2,217
Standex International Corp.	15	868
Steelcase, Inc., Class A	108	1,129
Stericycle, Inc.(c)	106	6,796
Sterling Construction Co., Inc.(c)	33	467
Sunrun, Inc.(b)(c)	102	5,769
Systemax, Inc.	15	333
Tennant Co.	21	1,396
Terex Corp.	87	1,703
Tetra Tech, Inc.	66	6,092
Thermon Group Holdings, Inc.(c)	39	513
Timken Co. (The)	82	4,444
Toro Co. (The)	127	9,561
TPI Composites, Inc.(c)	33	1,013
Trex Co., Inc.(c)	69	10,315
TriMas Corp.(c)	54	1,365
TriNet Group, Inc.(c)	55	3,731
Trinity Industries, Inc.	113	2,313
Triton International Ltd. (Bermuda)	64	2,308
Triumph Group, Inc.	20	145
TrueBlue, Inc.(c)	46	778
Tutor Perini Corp.(c)	46	577
UFP Industries, Inc.	75	4,451

	Shares	Value
Industrials-(continued)
UniFirst Corp.	19	$3,660
Univar Solutions, Inc.(c)	200	3,638
Upwork, Inc.(c)	92	1,401
US Ecology, Inc.	31	1,151
Valmont Industries, Inc.	25	3,176
Vectrus, Inc.(c)	13	564
Vertiv Holdings Co.(c)	252	4,090
Viad Corp.	24	514
Vicor Corp.(c)	22	1,915
Virgin Galactic Holdings, Inc.(b)(c)	153	2,739
Vivint Solar, Inc.(c)	61	1,884
Wabash National Corp.	64	781
Watsco, Inc.	39	9,555
Watts Water Technologies, Inc., Class A	30	2,872
Welbilt, Inc.(c)	66	487
Werner Enterprises, Inc.	77	3,543
WESCO International, Inc.(c)	59	2,764
Willdan Group, Inc.(c)	12	338
WillScot Mobile Mini Holdings Corp.(c)	201	3,598
Woodward, Inc.	70	5,998

		607,808

Information Technology-16.83%
2U, Inc.(c)	76	3,146
3D Systems Corp.(b)(c)	138	758
8x8, Inc.(c)	120	2,026
A10 Networks, Inc.(c)	61	522
Acacia Communications, Inc.(c)	46	3,104
ACI Worldwide, Inc.(c)	141	4,143
ACM Research, Inc., Class A(c)	13	1,155
ADTRAN, Inc.	55	610
Advanced Energy Industries, Inc.(c)	46	3,410
Agilysys, Inc.(c)	24	609
Alarm.com Holdings, Inc.(c)	52	3,113
Alliance Data Systems Corp.	53	2,391
Altair Engineering, Inc., Class A(c)	43	1,807
Alteryx, Inc., Class A(b)(c)	62	7,491
Ambarella, Inc.(c)	36	1,897
American Software, Inc., Class A	36	510
Amkor Technology, Inc.(c)	127	1,549
Anaplan, Inc.(c)	129	7,901
AppFolio, Inc., Class A(c)	18	3,025
Appian Corp.(c)	34	2,082
Aspen Technology, Inc.(c)	80	10,162
Avaya, Inc.(c)	113	1,754
Avnet, Inc.	114	3,136
Axcelis Technologies, Inc.(c)	39	922
Badger Meter, Inc.	36	2,221
Belden, Inc.	55	1,852
Benchmark Electronics, Inc.	45	882
Benefitfocus, Inc.(c)	22	227
Bill.Com Holdings, Inc.(c)	60	5,939
Blackbaud, Inc.	60	3,831
Blackline, Inc.(c)	56	4,893
Bottomline Technologies (DE), Inc.(c)	51	2,429
Box, Inc., Class A(c)	171	3,357
Brooks Automation, Inc.	87	4,492
Cabot Microelectronics Corp.	34	5,178
CACI International, Inc., Class A(c)	29	6,791
Calix, Inc.(c)	60	1,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Cardtronics PLC, Class A(c)	46	$999
Casa Systems, Inc.(c)	12	55
Cass Information Systems, Inc.	15	587
Cerence, Inc.(c)	42	2,234
Ceridian HCM Holding, Inc.(c)	137	10,894
CEVA, Inc.(c)	25	1,056
ChannelAdvisor Corp.(c)	30	505
Ciena Corp.(c)	181	10,275
Cirrus Logic, Inc.(c)	70	4,241
Cloudera, Inc.(c)	238	3,144
Coherent, Inc.(c)	28	3,154
Cohu, Inc.	48	826
CommScope Holding Co., Inc.(c)	235	2,420
CommVault Systems, Inc.(c)	52	2,248
Comtech Telecommunications Corp.	30	498
Conduent, Inc.(c)	73	247
Cornerstone OnDemand, Inc.(c)	63	2,222
Cree, Inc.(c)	128	8,077
CSG Systems International, Inc.	40	1,703
CTS Corp.	36	752
Diebold Nixdorf, Inc.(c)	85	709
Digital Turbine, Inc.(c)	90	2,177
Diodes, Inc.(c)	52	2,541
Dolby Laboratories, Inc., Class A	78	5,448
Domo, Inc., Class B(c)	25	1,018
DSP Group, Inc.(c)	26	373
DXC Technology Co.	300	5,994
Ebix, Inc.(b)	29	669
EchoStar Corp., Class A(c)	60	1,763
Elastic N.V.(c)	63	6,841
Endurance International Group Holdings, Inc.(c)	76	495
Enphase Energy, Inc.(c)	107	8,264
Entegris, Inc.	160	10,702
Envestnet, Inc.(c)	62	5,145
ePlus, Inc.(c)	16	1,228
Euronet Worldwide, Inc.(c)	62	6,410
Everbridge, Inc.(c)	41	6,093
EVERTEC, Inc.	70	2,451
Evo Payments, Inc., Class A(c)	54	1,551
ExlService Holdings, Inc.(c)	42	2,675
Extreme Networks, Inc.(c)	147	642
Fabrinet (Thailand)(c)	45	3,140
FARO Technologies, Inc.(c)	21	1,186
Fastly, Inc., Class A(b)(c)	84	7,799
FireEye, Inc.(c)	261	3,831
First Solar, Inc.(c)	96	7,353
Fitbit, Inc., Class A(c)	276	1,755
Five9, Inc.(c)	72	9,176
Flex Ltd.(c)	596	6,473
FormFactor, Inc.(c)	91	2,378
GTT Communications, Inc.(b)(c)	18	90
Hackett Group, Inc. (The)	30	378
Harmonic, Inc.(c)	108	637
HubSpot, Inc.(c)	49	14,684
Ichor Holdings Ltd.(c)	25	629
II-VI, Inc.(c)	119	5,295
Impinj, Inc.(b)(c)	19	465
Infinera Corp.(c)	196	1,429
Inphi Corp.(c)	54	6,155
Inseego Corp.(b)(c)	74	850

	Shares	Value
Information Technology-(continued)
Insight Enterprises, Inc.(c)	43	$2,572
InterDigital, Inc.	39	2,385
International Money Express, Inc.(c)	27	457
Itron, Inc.(c)	43	2,561
j2 Global, Inc.(c)	54	3,779
Jabil, Inc.	158	5,396
KBR, Inc.	171	4,273
Kimball Electronics, Inc.(c)	30	405
Knowles Corp.(c)	111	1,672
Kulicke & Soffa Industries, Inc. (Singapore)	78	1,870
Lattice Semiconductor Corp.(c)	164	4,690
Limelight Networks, Inc.(c)	135	765
Littelfuse, Inc.	29	5,244
LivePerson, Inc.(c)	75	4,474
LiveRamp Holdings, Inc.(c)	78	4,356
Lumentum Holdings, Inc.(c)	88	7,568
MACOM Technology Solutions Holdings, Inc.(c)	52	1,853
MagnaChip Semiconductor Corp. (South Korea)(b)(c)	37	444
Manhattan Associates, Inc.(c)	74	7,196
ManTech International Corp., Class A	33	2,470
Maxeon Solar Technologies Ltd. (Singapore)(c)	13	270
MAXIMUS, Inc.	74	5,739
MaxLinear, Inc.(c)	82	1,997
Medallia, Inc.(c)	90	3,257
Methode Electronics, Inc.	45	1,274
MicroStrategy, Inc., Class A(c)	10	1,444
Mimecast Ltd.(c)	70	3,447
Mitek Systems, Inc.(c)	45	571
MKS Instruments, Inc.	64	7,650
MobileIron, Inc.(c)	75	490
Model N, Inc.(c)	28	1,101
Monolithic Power Systems, Inc.	50	13,356
MTS Systems Corp.	24	586
Napco Security Technologies, Inc.(c)	15	374
National Instruments Corp.	144	5,168
NCR Corp.(c)	145	2,964
NeoPhotonics Corp.(c)	55	366
NETGEAR, Inc.(c)	37	1,234
NetScout Systems, Inc.(c)	91	2,106
New Relic, Inc.(c)	58	3,563
NIC, Inc.	81	1,732
nLight, Inc.(c)	33	771
Novanta, Inc.(c)	40	4,287
Nuance Communications, Inc.(c)	334	10,007
Nutanix, Inc., Class A(c)	203	5,828
NVE Corp.	6	321
OneSpan, Inc.(c)	37	797
Onto Innovation, Inc.(c)	60	1,874
OSI Systems, Inc.(c)	21	1,654
PagerDuty, Inc.(c)	29	947
Paylocity Holding Corp.(c)	41	6,037
Paysign, Inc.(b)(c)	34	219
PC Connection, Inc.	15	664
PDF Solutions, Inc.(c)	33	683
Pegasystems, Inc.	48	6,167
Perficient, Inc.(c)	40	1,716
Perspecta, Inc.	177	3,676
Photronics, Inc.(c)	79	792
Ping Identity Holding Corp.(c)	42	1,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Plantronics, Inc.	13	$161
Plexus Corp.(c)	36	2,739
Pluralsight, Inc., Class A(c)	124	2,373
Power Integrations, Inc.	72	4,030
Progress Software Corp.	54	2,046
Proofpoint, Inc.(c)	67	7,348
PROS Holdings, Inc.(c)	49	1,911
Pure Storage, Inc., Class A(c)	270	4,120
Q2 Holdings, Inc.(c)	57	5,546
QAD, Inc., Class A	13	591
Qualys, Inc.(c)	40	4,246
Rambus, Inc.(c)	135	1,813
Rapid7, Inc.(c)	57	3,680
RealPage, Inc.(c)	109	6,826
Repay Holdings Corp.(c)	54	1,366
Ribbon Communications, Inc.(c)	63	270
Rogers Corp.(c)	21	2,379
Rosetta Stone, Inc.(c)	24	729
Sabre Corp.	324	2,265
SailPoint Technologies Holding, Inc.(c)	109	4,276
Sanmina Corp.(c)	84	2,377
ScanSource, Inc.(c)	30	741
Science Applications International Corp.	63	5,258
SecureWorks Corp., Class A(c)	9	116
Semtech Corp.(c)	81	4,751
ShotSpotter, Inc.(c)	10	300
Silicon Laboratories, Inc.(c)	50	5,120
SMART Global Holdings, Inc.(c)	16	403
Smartsheet, Inc., Class A(c)	125	6,816
SolarEdge Technologies, Inc.(c)	59	13,048
SolarWinds Corp.(c)	74	1,556
Sprout Social, Inc., Class A(c)	14	542
SPS Commerce, Inc.(c)	43	3,435
SunPower Corp.(b)(c)	109	1,220
Super Micro Computer, Inc.(c)	52	1,424
SVMK, Inc.(c)	127	3,161
Switch, Inc., Class A	77	1,324
Sykes Enterprises, Inc.(c)	48	1,589
Synaptics, Inc.(c)	40	3,413
SYNNEX Corp.	51	6,485
Tenable Holdings, Inc.(c)	64	2,409
Teradata Corp.(c)	138	3,360
TTEC Holdings, Inc.	19	1,077
TTM Technologies, Inc.(c)	121	1,387
Tucows, Inc., Class A(c)	12	759
Ultra Clean Holdings, Inc.(c)	46	1,128
Unisys Corp.(c)	75	874
Universal Display Corp.	50	8,775
Upland Software, Inc.(c)	25	980
Varonis Systems, Inc.(c)	37	4,571
Veeco Instruments, Inc.(c)	57	678
Verint Systems, Inc.(c)	77	3,662
Verra Mobility Corp.(c)	160	1,690
ViaSat, Inc.(c)	58	2,306
Viavi Solutions, Inc.(c)	277	3,694
VirnetX Holding Corp.	75	373
Virtusa Corp.(c)	34	1,344
Vishay Intertechnology, Inc.	160	2,558
Vishay Precision Group, Inc.(c)	13	324
WEX, Inc.(c)	51	8,145

	Shares	Value
Information Technology-(continued)
Workiva, Inc.(c)	39	$2,301
Xerox Holdings Corp.	214	4,036
Xperi Holding Corp.	128	1,604
Yext, Inc.(c)	101	2,006
Zendesk, Inc.(c)	134	12,915
Zuora, Inc.(c)	120	1,631

		680,899

Materials-4.55%
AdvanSix, Inc.(c)	34	433
Alcoa Corp.(c)	101	1,477
Allegheny Technologies, Inc.(c)	149	1,241
American Vanguard Corp.	31	439
Amyris, Inc.(c)	63	207
AptarGroup, Inc.	75	8,879
Arconic Corp.(c)	117	2,603
Ashland Global Holdings, Inc.	64	4,716
Avient Corp.	104	2,654
Balchem Corp.	39	3,810
Berry Global Group, Inc.(c)	157	8,092
Boise Cascade Co.	48	2,198
Cabot Corp.	70	2,591
Carpenter Technology Corp.	58	1,220
Century Aluminum Co.(c)	79	780
Chase Corp.	9	878
Chemours Co. (The)	198	4,091
Clearwater Paper Corp.(c)	19	640
Cleveland-Cliffs, Inc.(b)	492	3,237
Coeur Mining, Inc.(c)	316	2,673
Commercial Metals Co.	142	2,964
Compass Minerals International, Inc.	40	2,277
Domtar Corp.	62	1,768
Eagle Materials, Inc.	45	3,680
Element Solutions, Inc.(c)	280	3,010
Ferro Corp.(c)	93	1,160
Forterra, Inc.(c)	24	318
FutureFuel Corp.	31	375
GCP Applied Technologies, Inc.(c)	56	1,459
Graphic Packaging Holding Co	335	4,683
Greif, Inc., Class A	31	1,142
Greif, Inc., Class B	6	246
H.B. Fuller Co.	61	2,938
Hawkins, Inc.	12	603
Haynes International, Inc.	15	281
Hecla Mining Co.	595	3,582
Huntsman Corp.	234	5,059
Ingevity Corp.(c)	51	2,865
Innospec, Inc.	30	2,241
Kaiser Aluminum Corp.	19	1,221
Kraton Corp.(c)	37	519
Kronos Worldwide, Inc.	27	337
Livent Corp.(b)(c)	171	1,450
Louisiana-Pacific Corp.	132	4,348
Materion Corp.	25	1,365
McEwen Mining, Inc. (Canada)(b)(c)	388	489
Mercer International, Inc. (Germany)	49	411
Minerals Technologies, Inc.	42	2,132
Myers Industries, Inc.	37	566
Neenah, Inc.	21	930
NewMarket Corp.	11	4,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Materials-(continued)
O-I Glass, Inc.	189	$2,056
Olin Corp.	82	923
Orion Engineered Carbons S.A. (Germany)	72	875
PH Glatfelter Co.	52	780
PQ Group Holdings, Inc.(c)	48	559
Quaker Chemical Corp.	16	3,040
Ranpak Holdings Corp.(c)	33	295
Reliance Steel & Aluminum Co.	78	8,180
Royal Gold, Inc.	78	10,633
Schnitzer Steel Industries, Inc., Class A	31	612
Schweitzer-Mauduit International, Inc., Class A	37	1,122
Scotts Miracle-Gro Co. (The)	49	8,258
Sensient Technologies Corp.	51	2,816
Silgan Holdings, Inc.	94	3,578
Sonoco Products Co.	119	6,311
Stepan Co.	25	2,882
Summit Materials, Inc., Class A(c)	136	2,025
SunCoke Energy, Inc.	105	376
Tredegar Corp.	31	525
Trinseo S.A.	32	797
Tronox Holdings PLC, Class A	111	995
United States Lime & Minerals, Inc.	3	276
United States Steel Corp.(b)	127	994
US Concrete, Inc.(c)	19	507
Valvoline, Inc.	228	4,651
Verso Corp., Class A	40	524
W.R. Grace & Co.	67	2,728
Warrior Met Coal, Inc.	57	882
Westlake Chemical Corp.	45	2,669
Worthington Industries, Inc.	48	1,993

		184,237

Real Estate-8.39%
Acadia Realty Trust	102	1,157
Agree Realty Corp.	64	4,283
Alexander & Baldwin, Inc.	50	605
Alexander’s, Inc.	3	765
American Assets Trust, Inc.	61	1,559
American Campus Communities, Inc.	162	5,492
American Finance Trust, Inc.	129	882
American Homes 4 Rent, Class A	319	9,136
Americold Realty Trust	237	9,089
Apartment Investment & Management Co., Class A	173	6,233
Apple Hospitality REIT, Inc.	258	2,624
Armada Hoffler Properties, Inc.	64	646
Brandywine Realty Trust	214	2,382
Brixmor Property Group, Inc.	361	4,260
CareTrust REIT, Inc.	120	2,324
CatchMark Timber Trust, Inc., Class A	58	576
Chatham Lodging Trust	49	339
City Office REIT, Inc.	66	531
Colony Capital, Inc.	561	1,520
Columbia Property Trust, Inc.	142	1,676
Community Healthcare Trust, Inc.	22	1,027
CoreCivic, Inc.	144	1,341
CoreSite Realty Corp.	44	5,388
Corporate Office Properties Trust	136	3,351
Cousins Properties, Inc.	173	5,164
CubeSmart	229	7,241

	Shares	Value
Real Estate-(continued)
Cushman & Wakefield PLC(c)	118	$1,370
CyrusOne, Inc.	138	11,527
DiamondRock Hospitality Co.	243	1,288
Diversified Healthcare Trust	106	403
Douglas Emmett, Inc.	192	5,361
Easterly Government Properties, Inc.	94	2,274
EastGroup Properties, Inc.	45	5,992
Empire State Realty Trust, Inc., Class A	82	517
EPR Properties	94	3,037
Equity Commonwealth	148	4,646
Essential Properties Realty Trust, Inc.	107	1,816
eXp World Holdings, Inc.(c)	25	1,112
First Industrial Realty Trust, Inc.	150	6,397
Five Point Holdings LLC, Class A(c)	58	302
Forestar Group, Inc.(c)	19	338
Four Corners Property Trust, Inc.	78	1,969
Franklin Street Properties Corp.	126	558
Front Yard Residential Corp.	60	585
FRP Holdings, Inc.(c)	9	370
Gaming and Leisure Properties, Inc.	249	9,051
GEO Group, Inc. (The)	147	1,641
Getty Realty Corp.	42	1,230
Gladstone Commercial Corp.	37	726
Global Medical REIT, Inc.	58	742
Global Net Lease, Inc.	99	1,732
Healthcare Realty Trust, Inc.	156	4,501
Healthcare Trust of America, Inc., Class A	258	6,809
Highwoods Properties, Inc.	126	4,695
Howard Hughes Corp. (The)(c)	47	2,778
Hudson Pacific Properties, Inc.	187	4,391
Independence Realty Trust, Inc.	109	1,276
Industrial Logistics Properties Trust	79	1,704
Innovative Industrial Properties, Inc.(b)	25	3,077
Investors Real Estate Trust	13	924
iStar, Inc.	79	978
JBG SMITH Properties	144	3,984
Jernigan Capital, Inc.	27	465
Kennedy-Wilson Holdings, Inc.	156	2,229
Kilroy Realty Corp.	123	7,198
Kimco Realty Corp.	511	6,127
Kite Realty Group Trust	102	1,146
Lamar Advertising Co., Class A	100	6,923
Lexington Realty Trust	311	3,536
Life Storage, Inc.	54	5,693
LTC Properties, Inc.	48	1,752
Macerich Co. (The)(b)	50	396
Mack-Cali Realty Corp.	109	1,377
Marcus & Millichap, Inc.(c)	28	790
MGM Growth Properties LLC, Class A	155	4,351
Monmouth Real Estate Investment Corp.	109	1,582
National Health Investors, Inc.	51	3,175
National Storage Affiliates Trust	72	2,470
Newmark Group, Inc., Class A	180	797
NexPoint Residential Trust, Inc.	28	1,159
Office Properties Income Trust	42	1,001
One Liberty Properties, Inc.	16	307
Outfront Media, Inc.	174	2,946
Paramount Group, Inc.	226	1,672
Park Hotels & Resorts, Inc.	281	2,667
Pebblebrook Hotel Trust	159	2,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Physicians Realty Trust	237	$4,302
Piedmont Office Realty Trust, Inc., Class A	153	2,342
PotlatchDeltic Corp.	81	3,729
Preferred Apartment Communities, Inc., Class A	39	257
PS Business Parks, Inc.	25	3,155
QTS Realty Trust, Inc., Class A	67	4,544
Rayonier, Inc.	157	4,597
RE/MAX Holdings, Inc., Class A	21	738
Realogy Holdings Corp.	150	1,662
Redfin Corp.(c)	105	4,995
Retail Opportunity Investments Corp.	138	1,536
Retail Properties of America, Inc., Class A	259	1,634
Rexford Industrial Realty, Inc.	138	6,621
RLJ Lodging Trust	208	1,963
RMR Group, Inc. (The), Class A	18	508
RPT Realty	94	551
Ryman Hospitality Properties, Inc.	60	2,290
Sabra Health Care REIT, Inc.	244	3,618
Safehold, Inc.	15	832
Saul Centers, Inc.	16	448
Seritage Growth Properties, Class A(b)(c)	16	224
Service Properties Trust	76	624
SITE Centers Corp.	166	1,247
SL Green Realty Corp.	92	4,302
Spirit Realty Capital, Inc.	124	4,403
St. Joe Co. (The)(c)	42	975
STAG Industrial, Inc.	177	5,717
STORE Capital Corp.	270	7,301
Summit Hotel Properties, Inc.	127	748
Sunstone Hotel Investors, Inc.	273	2,274
Tanger Factory Outlet Centers, Inc.	39	222
Taubman Centers, Inc.	75	2,872
Tejon Ranch Co.(c)	25	358
Terreno Realty Corp.	78	4,652
UMH Properties, Inc.	40	582
Uniti Group, Inc.	202	1,984
Universal Health Realty Income Trust	16	1,068
Urban Edge Properties	150	1,584
Urstadt Biddle Properties, Inc., Class A	34	316
Washington REIT	97	2,128
Weingarten Realty Investors	148	2,586
Whitestone REIT	42	270
Xenia Hotels & Resorts, Inc.	136	1,221

		339,438

Utilities-2.26%
ALLETE, Inc.	63	3,399
American States Water Co.	45	3,424
Avista Corp.	77	2,838
Black Hills Corp.	76	4,262
Cadiz, Inc.(b)(c)	41	429
California Water Service Group	58	2,630
Chesapeake Utilities Corp.	21	1,718
Clearway Energy, Inc., Class A	40	966

Investment Abbreviations:
CVR -Contingent Value Rights
REIT -Real Estate Investment Trust

	Shares	Value
Utilities-(continued)
Clearway Energy, Inc., Class C	88	$2,245
Hawaiian Electric Industries, Inc.	132	4,568
IDACORP, Inc.	61	5,484
MDU Resources Group, Inc.	237	5,598
MGE Energy, Inc.	42	2,730
Middlesex Water Co.	22	1,411
National Fuel Gas Co.	94	4,290
New Jersey Resources Corp.	109	3,285
NextEra Energy Partners L.P.(b)	76	4,584
Northwest Natural Holding Co.	37	1,891
NorthWestern Corp.	61	3,150
ONE Gas, Inc.	64	4,744
Ormat Technologies, Inc.	46	2,800
Otter Tail Corp.	43	1,670
PNM Resources, Inc.	88	3,844
Portland General Electric Co.	108	4,120
SJW Group	30	1,876
South Jersey Industries, Inc.	112	2,481
Southwest Gas Holdings, Inc.	66	4,149
Spire, Inc.	60	3,493
Star Group L.P.	58	568
Sunnova Energy International, Inc.(c)	58	1,376
Unitil Corp.	18	760
York Water Co. (The)	15	684

		91,467

Total Common Stocks & Other Equity Interests (Cost $3,528,687)		4,012,547

Money Market Funds-0.15%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(f) (Cost $6,187)	6,187	6,187

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.31% (Cost $3,534,874)		4,018,734

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.01%
Invesco Private Government Fund, 0.03%(d)(f)(g)	151,867	151,867
Invesco Private Prime Fund, 0.14%(d)(f)(g)	50,590	50,600

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $202,467)		202,467

TOTAL INVESTMENTS IN SECURITIES-104.32% (Cost $3,737,341)		4,221,201
OTHER ASSETS LESS LIABILITIES-(4.32)%		(174,802)

NET ASSETS-100.00%		$4,046,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Mortgage Capital, Inc.	$ 1,503	$ 852	$ (500)	$216	$(1,807)	$ 264	$ 121
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	24,959	140,484	(159,256)	-	-	6,187	94
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	79,372	474,170	(553,542)	-	-	-	804	*
Invesco Liquid Assets Portfolio, Institutional Class	27,558	111,027	(138,577)	(1)	(7)	-	300	*
Invesco Private Government Fund	-	536,324	(384,457)	-	-	151,867	20	*
Invesco Private Prime Fund	-	98,412	(47,816)	-	4	50,600	14	*

Total	$133,392	$1,361,269	$(1,284,148)	$215	$(1,810)	$208,918	$1,353

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-40.94%
U.S. Treasury Bonds-11.08%
7.63%, 11/15/2022	$75,000	$87,420
6.25%, 08/15/2023	20,000	23,608
6.50%, 11/15/2026	20,000	27,522
6.63%, 02/15/2027	50,000	69,818
6.25%, 05/15/2030	25,000	38,222
5.38%, 02/15/2031	30,000	44,275
4.50%, 02/15/2036	15,000	22,696
4.25%, 05/15/2039	200,000	306,266
4.50%, 08/15/2039	100,000	157,805
4.38%, 11/15/2039	100,000	155,899
4.63%, 02/15/2040	25,000	40,190
1.13%, 05/15/2040	135,000	133,059
1.13%, 08/15/2040	20,000	19,645
4.75%, 02/15/2041	100,000	164,637
2.75%, 08/15/2042	100,000	127,836
2.75%, 11/15/2042	20,000	25,538
2.88%, 05/15/2043	100,000	130,234
3.75%, 11/15/2043	50,000	74,115
3.63%, 02/15/2044	155,000	226,003
2.88%, 08/15/2045	115,000	150,789
2.50%, 02/15/2046	110,000	135,528
2.25%, 08/15/2046	130,000	153,227
3.00%, 05/15/2047	150,000	202,887
2.75%, 08/15/2047	80,000	103,781
3.13%, 05/15/2048	50,000	69,492
3.00%, 08/15/2048	50,000	68,150
3.38%, 11/15/2048	60,000	87,293
3.00%, 02/15/2049	50,000	68,387
2.88%, 05/15/2049	25,000	33,488
2.25%, 08/15/2049	55,000	65,461
2.38%, 11/15/2049	65,000	79,427
2.00%, 02/15/2050	25,000	28,305
1.25%, 05/15/2050	165,000	156,776

		3,277,779

U.S. Treasury Notes-29.86%
1.13%, 09/30/2021	200,000	202,086
2.00% - 2.88%, 11/15/2021	150,000	153,879
1.75% - 1.88%, 11/30/2021	400,000	408,258
2.00% - 2.50%, 02/15/2022	250,000	257,101
0.38% - 1.88%, 03/31/2022	300,000	305,852
0.13%, 04/30/2022	50,000	49,990
1.75% - 2.13%, 05/15/2022	300,000	308,852
2.13%, 06/30/2022	200,000	207,246
0.13%, 07/31/2022	250,000	249,941
1.50% - 1.63%, 08/15/2022	160,000	164,516
1.50%, 09/15/2022	50,000	51,395
1.63%, 11/15/2022	100,000	103,277
2.00%, 11/30/2022	100,000	104,184
2.13%, 12/31/2022	100,000	104,621
1.38% - 2.00%, 02/15/2023	150,000	156,099
1.50% - 2.63%, 02/28/2023	300,000	313,004
1.75%, 05/15/2023	100,000	104,348
2.75%, 05/31/2023	100,000	107,152
0.25%, 06/15/2023	50,000	50,154

	Principal Amount	Value
U.S. Treasury Notes-(continued)
0.13%, 07/15/2023	$200,000	$199,906
0.13% - 2.50%, 08/15/2023	150,000	156,916
2.75%, 11/15/2023	200,000	216,562
2.63%, 12/31/2023	40,000	43,266
2.25%, 01/31/2024	200,000	214,172
2.75%, 02/15/2024	50,000	54,449
2.38%, 02/29/2024	100,000	107,664
2.13%, 03/31/2024	50,000	53,476
2.50%, 05/15/2024	100,000	108,570
2.00%, 05/31/2024	50,000	53,375
1.75% - 2.00%, 06/30/2024	240,000	256,148
1.75%, 07/31/2024	100,000	106,049
2.38%, 08/15/2024	200,000	217,148
2.25%, 11/15/2024	150,000	162,809
1.50%, 11/30/2024	30,000	31,626
1.75%, 12/31/2024	50,000	53,289
1.38%, 01/31/2025	50,000	52,516
2.00%, 02/15/2025	200,000	215,687
1.13%, 02/28/2025	75,000	78,003
2.88%, 04/30/2025	75,000	84,158
2.13%, 05/15/2025	100,000	108,766
0.25%, 06/30/2025	75,000	74,994
0.25% - 2.88%, 07/31/2025	250,000	251,163
2.00%, 08/15/2025	100,000	108,527
0.25%, 08/31/2025	30,000	29,982
2.25%, 11/15/2025	200,000	220,219
2.88%, 11/30/2025	60,000	68,065
1.63%, 02/15/2026	100,000	107,031
1.63%, 05/15/2026	50,000	53,604
1.50%, 08/15/2026	100,000	106,602
2.00%, 11/15/2026	200,000	219,594
2.25%, 02/15/2027	50,000	55,813
0.50%, 04/30/2027	25,000	25,081
2.38%, 05/15/2027	100,000	112,727
0.50%, 06/30/2027	50,000	50,109
0.38%, 07/31/2027	145,000	144,026
2.25%, 08/15/2027	150,000	168,264
2.25%, 11/15/2027	50,000	56,232
2.75%, 02/15/2028	100,000	116,371
2.88%, 05/15/2028	100,000	117,666
2.88%, 08/15/2028	50,000	59,032
3.13%, 11/15/2028	50,000	60,228
2.63%, 02/15/2029	100,000	116,742
2.38%, 05/15/2029	100,000	114,973
1.63%, 08/15/2029	100,000	108,723
1.75%, 11/15/2029	50,000	54,990
1.50%, 02/15/2030	60,000	64,655
0.63%, 05/15/2030	140,000	139,245
0.63%, 08/15/2030	50,000	49,668

		8,830,836

Total U.S. Treasury Securities (Cost $11,095,191)		12,108,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2020

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-31.43%
Aerospace & Defense-0.51%
Boeing Co. (The), 4.88%, 05/01/2025	$50,000	$54,463
Raytheon Technologies Corp., 4.50%, 06/01/2042	75,000	95,493

		149,956

Agricultural & Farm Machinery-0.35%
B.A.T. Capital Corp. (United Kingdom), 2.76%, 08/15/2022	50,000	51,983
CNH Industrial Capital LLC, 4.38%, 04/05/2022	50,000	52,535

		104,518

Air Freight & Logistics-0.20%
United Parcel Service, Inc., 3.63%, 10/01/2042	50,000	58,167

Asset Management & Custody Banks-0.38%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(b)	50,000	58,697
Bank of New York Mellon Corp. (The), 2.20%, 08/16/2023	50,000	52,488

		111,185

Automobile Manufacturers-0.40%
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028	100,000	118,428

Biotechnology-0.64%
AbbVie, Inc., 3.60%, 05/14/2025	50,000	55,838
Amgen, Inc., 4.66%, 06/15/2051	50,000	66,235
Gilead Sciences, Inc., 4.75%, 03/01/2046	50,000	67,027

		189,100

Brewers-0.38%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	100,000	113,298

Broadcasting-0.19%
Discovery Communications LLC, 3.95%, 03/20/2028	50,000	56,655

Cable & Satellite-0.59%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	50,000	58,221
Comcast Corp. 4.15%, 10/15/2028	50,000	60,678
3.25%, 11/01/2039	50,000	55,578

		174,477

Consumer Finance-0.72%
American Express Credit Corp., 2.70%, 03/03/2022	100,000	103,385
Capital One Financial Corp., 3.75%, 07/28/2026	100,000	109,871

		213,256

Diversified Banks-4.94%
Asian Development Bank (Supranational), 0.63%, 04/29/2025	100,000	101,098
Bank of America Corp.
2.82%, 07/21/2023(c)	50,000	52,062
3.88%, 08/01/2025	100,000	114,174
Bank of Montreal (Canada), 4.34%, 10/05/2028(c)	50,000	54,026

	Principal Amount	Value
Diversified Banks-(continued)
Citigroup, Inc., 8.13%, 07/15/2039	$75,000	$132,501
European Investment Bank (Supranational), 2.25%, 03/15/2022	100,000	103,181
HSBC Holdings PLC (United Kingdom), 4.58%, 06/19/2029(c)	200,000	233,835
Inter-American Development Bank (Supranational), 3.00%, 02/21/2024	100,000	109,347
JPMorgan Chase & Co., 3.96%, 11/15/2048(c)	100,000	123,072
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.76%, 07/26/2023	50,000	54,512
Natwest Group PLC (United Kingdom), 6.00%, 12/19/2023	100,000	112,850
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.20%, 09/17/2029	50,000	54,365
Toronto-Dominion Bank (The) (Canada), 3.63%, 09/15/2031(c)	50,000	56,957
U.S. Bancorp, 3.38%, 02/05/2024	50,000	54,718
Wells Fargo & Co., 3.07%, 01/24/2023	100,000	103,482

		1,460,180

Diversified Chemicals-0.38%
Dow Chemical Co. (The), 4.38%, 11/15/2042	100,000	113,001

Diversified Metals & Mining-0.19%
Glencore Funding LLC (Australia), 4.00%, 03/27/2027(b)	50,000	54,981

Electric Utilities-1.80%
Duke Energy Corp., 3.75%, 09/01/2046	50,000	57,895
Entergy Louisiana LLC, 4.00%, 03/15/2033	100,000	125,909
Georgia Power Co., 4.30%, 03/15/2043	100,000	120,086
NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	100,000	108,757
Oncor Electric Delivery Co. LLC, 3.75%, 04/01/2045	50,000	59,989
Xcel Energy, Inc., 4.00%, 06/15/2028	50,000	58,981

		531,617

Environmental & Facilities Services-0.32%
Waste Management, Inc., 4.15%, 07/15/2049	75,000	94,690

Health Care Equipment-0.24%
Abbott Laboratories, 4.90%, 11/30/2046	50,000	71,839

Health Care Facilities-0.19%
HCA, Inc., 5.00%, 03/15/2024	50,000	56,544

Health Care Services-0.46%
Cigna Corp., 3.20%, 03/15/2040	25,000	26,707
CVS Health Corp., 2.88%, 06/01/2026(d)	100,000	109,084

		135,791

Home Improvement Retail-0.25%
Home Depot, Inc. (The), 5.88%, 12/16/2036	50,000	74,998

Household Products-0.29%
Procter & Gamble Co. (The), 3.00%, 03/25/2030	75,000	86,796

Hypermarkets & Super Centers-0.18%
Walmart, Inc., 2.55%, 04/11/2023	50,000	52,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2020

	Principal Amount	Value
Industrial Conglomerates-0.63%
3M Co., 3.70%, 04/15/2050	$50,000	$60,929
General Electric Co., 6.75%, 03/15/2032	100,000	125,393

		186,322

Integrated Oil & Gas-1.27%
BP Capital Markets PLC (United Kingdom),
3.12%, 05/04/2026	100,000	109,436
Exxon Mobil Corp.
2.73%, 03/01/2023	50,000	52,780
4.33%, 03/19/2050	50,000	64,339
Shell International Finance B.V. (Netherlands),
6.38%, 12/15/2038	100,000	150,150

		376,705

Integrated Telecommunication Services-0.61%
AT&T, Inc., 3.40%, 05/15/2025	100,000	111,350
Verizon Communications, Inc., 5.01%, 04/15/2049	50,000	69,920

		181,270

Internet & Direct Marketing Retail-0.41%
Amazon.com, Inc., 2.50%, 11/29/2022	115,000	120,234

Investment Banking & Brokerage-0.86%
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	125,000	142,552
Morgan Stanley, Series F, 3.88%, 04/29/2024	100,000	111,297

		253,849

IT Consulting & Other Services-0.46%
International Business Machines Corp., 6.50%, 01/15/2028	100,000	135,721

Life & Health Insurance-0.61%
MetLife, Inc., 6.40%, 12/15/2036	100,000	126,329
Prudential Financial, Inc., 5.20%, 03/15/2044(c)	50,000	53,042

		179,371

Managed Health Care-0.27%
UnitedHealth Group, Inc., 2.00%, 05/15/2030	75,000	78,731

Movies & Entertainment-0.23%
Walt Disney Co. (The), 4.70%, 03/23/2050	50,000	66,675

Multi-line Insurance-0.46%
American International Group, Inc., 2.50%, 06/30/2025	50,000	53,545
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(b)	75,000	82,401

		135,946

Multi-Sector Holdings-0.58%
Berkshire Hathaway Energy Co.
3.75%, 11/15/2023	50,000	54,932
4.25%, 10/15/2050(b)	50,000	63,712
Berkshire Hathaway, Inc., 2.75%, 03/15/2023	50,000	52,898

		171,542

Multi-Utilities-0.18%
Delmarva Power & Light Co., 3.50%, 11/15/2023	50,000	54,441

Office REITs-0.37%
Boston Properties L.P., 3.80%, 02/01/2024	100,000	108,833

	Principal Amount	Value
Oil & Gas Exploration & Production-0.26%
ConocoPhillips, 4.95%, 03/15/2026	$65,000	$78,387

Oil & Gas Refining & Marketing-0.37%
Valero Energy Corp., 3.40%, 09/15/2026	100,000	110,373

Oil & Gas Storage & Transportation-0.75%
Energy Transfer Operating L.P., 6.13%, 12/15/2045	100,000	102,458
TransCanada PipeLines Ltd. (Canada), 4.63%, 03/01/2034	100,000	120,520

		222,978

Packaged Foods & Meats-0.41%
Conagra Brands, Inc., 3.80%, 10/22/2021	50,000	51,889
Tyson Foods, Inc., 5.10%, 09/28/2048	50,000	68,861

		120,750

Paper Products-0.18%
Georgia-Pacific LLC, 2.30%, 04/30/2030(b)	50,000	53,194

Pharmaceuticals-0.81%
Bristol-Myers Squibb Co., 5.88%, 11/15/2036	50,000	73,359
Pfizer, Inc., 3.40%, 05/15/2024	150,000	165,870

		239,229

Railroads-0.52%
CSX Corp., 2.40%, 02/15/2030(d)	50,000	52,841
Union Pacific Corp., 4.50%, 09/10/2048	75,000	99,935

		152,776

Restaurants-0.21%
McDonald’s Corp., 4.20%, 04/01/2050	50,000	61,238

Retail REITs-0.37%
Simon Property Group L.P., 3.38%, 12/01/2027	100,000	108,200

Semiconductors-0.65%
Broadcom, Inc., 5.00%, 04/15/2030	50,000	59,624
Intel Corp., 2.70%, 12/15/2022	100,000	105,652
QUALCOMM, Inc., 3.25%, 05/20/2050	25,000	28,248

		193,524

Soft Drinks-0.19%
PepsiCo, Inc., 2.63%, 07/29/2029	50,000	55,671

Sovereign Debt-3.43%
Hungary Government International Bond (Hungary), 5.38%, 02/21/2023	200,000	221,289
Indonesia Government International Bond (Indonesia), 8.50%, 10/12/2035(b)	100,000	162,859
International Bank for Reconstruction &
Development (Supranational), 0.63%, 04/22/2025	50,000	50,565
Japan Bank for International Cooperation (Japan), 2.88%, 06/01/2027	200,000	227,057
Mexico Government International Bond (Mexico)
4.75%, 03/08/2044	100,000	112,580
5.75%, 10/12/2110	100,000	122,079
Province of Alberta Canada (Canada), 2.20%, 07/26/2022	115,000	119,010

		1,015,439

Specialized REITs-0.36%
American Tower Corp., 3.50%, 01/31/2023	100,000	106,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2020

	Principal Amount	Value
Specialty Chemicals-0.17%
DuPont de Nemours, Inc., 2.17%, 05/01/2023	$50,000	$51,010

Steel-0.20%
Vale Overseas Ltd. (Brazil), 6.25%, 08/10/2026	50,000	59,487

Systems Software-0.77%
Microsoft Corp., 3.70%, 08/08/2046	100,000	125,526
Oracle Corp., 1.90%, 09/15/2021	100,000	101,596

		227,122

Technology Hardware, Storage & Peripherals-0.41%
Apple, Inc., 2.40%, 05/03/2023	115,000	121,451

Tobacco-0.20%
Philip Morris International, Inc., 4.13%, 03/04/2043	50,000	59,414

Trading Companies & Distributors-0.34%
Air Lease Corp., 3.63%, 04/01/2027	100,000	100,350

Wireless Telecommunication Services-0.29%
T-Mobile USA, Inc., 3.88%, 04/15/2030(b)	75,000	86,061

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,670,512)		9,295,508

U.S. Government Sponsored Agency Mortgage-Backed Securities-23.78%
Federal Home Loan Bank (FHLB)-0.36%
2.13%, 06/09/2023	100,000	105,184

Federal Home Loan Mortgage Corp. (FHLMC)-6.60%
2.38%, 01/13/2022	200,000	206,149
2.50%, 09/01/2028 to 05/01/2050	322,389	342,380
3.00%, 11/01/2028 to 09/01/2049	485,477	514,122
3.50%, 02/01/2043 to 10/01/2047	407,892	439,662
4.00%, 08/01/2047 to 09/01/2049	293,736	315,147
4.50%, 03/01/2049 to 06/01/2050	123,630	134,033

		1,951,493

Federal National Mortgage Association (FNMA)-10.40%
2.63%, 09/06/2024	200,000	218,820
3.50%, 12/01/2028 to 03/01/2050	709,848	758,013
2.50%, 02/01/2032 to 05/01/2050	331,988	350,844
3.00%, 09/01/2032 to 03/01/2050	894,149	952,462
4.00%, 09/01/2047 to 06/01/2049	463,136	495,507
5.00%, 05/01/2048 to 07/01/2049	161,602	180,179
4.50%, 04/01/2049	110,033	121,336

		3,077,161

Government National Mortgage Association (GNMA)-6.42%
3.50%, 04/20/2033 to 03/20/2050	614,817	655,319
4.00%, 11/15/2046 to 05/20/2050	311,206	334,519
3.00%, 11/20/2046 to 05/20/2050	536,147	569,971
5.00%, 05/20/2048	38,688	42,093
4.50%, 01/20/2049 to 07/20/2049	117,732	126,781
2.50%, 06/20/2049	160,635	170,581

		1,899,264

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $6,815,416)		7,033,102

Investment Abbreviations:
GO -General Obligation
REIT -Real Estate Investment Trust

	Principal Amount	Value
Asset-Backed Securities-2.73%
American Express Credit Account Master Trust, Series 2017-6, Class A, 2.04%, 05/15/2023	$100,000	$100,222
CarMax Auto Owner Trust, Series 2017-2, Class A4, 2.25%, 09/15/2022	100,000	101,211
Commercial Mortgage Trust, Series 2015-CR22, Class A5, 3.31%, 03/10/2048	100,000	109,229
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 07/15/2031(b)	100,000	110,567
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06%, 04/20/2022(b)	15,601	15,657
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class B, 3.72%, 04/15/2050	100,000	103,739
Series 2015-NXS2, Class A4, 3.50%, 07/15/2058	200,000	219,568
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class C, 4.54%, 11/15/2045(e)	50,000	48,762

Total Asset-Backed Securities (Cost $776,329)		808,955

Municipal Obligations-0.60%
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039 (Cost $149,116)	100,000	177,173

	Shares
Money Market Funds-0.14%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(f)(g) (Cost $41,331)	41,331	41,331

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.62% (Cost $27,547,895)		29,464,684

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.55%
Invesco Private Government Fund, 0.03%(f)(g)(h)	123,130	123,130
Invesco Private Prime Fund, 0.14%(f)(g)(h)	41,202	41,210

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $164,340)		164,340

TOTAL INVESTMENTS IN SECURITIES-100.17% (Cost $27,712,235)		29,629,024
OTHER ASSETS LESS LIABILITIES-(0.17)%		(51,571)

NET ASSETS-100.00%		$29,577,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $688,129, which represented 2.33% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	All or a portion of this security was out on loan at August 31, 2020.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	Gain	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$24,081	$2,300,377	$(2,283,127)	$-	$-	$41,331	$355
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	986,576	(986,576)	-	-	-	249	*
Invesco Liquid Assets Portfolio, Institutional Class	-	219,861	(219,864)	-	3	-	93	*
Invesco Private Government Fund	-	866,195	(743,065)	-	-	123,130	15	*
Invesco Private Prime Fund	-	194,665	(153,461)	-	6	41,210	12	*

Total	$24,081	$4,567,674	$(4,386,093)	$-	$9	$205,671	$724

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

August 31, 2020

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Assets:
Unaffiliated investments in securities, at value(a)	$8,842,918	$4,012,283	$29,423,353
Affiliated investments in securities, at value	21,114	208,918	205,671
Cash	83	-	750
Receivable for:
Dividends and interest	12,738	3,472	158,374
Securities lending	3	180	33
Investments sold	-	-	394,598
Investments sold - affiliated broker	16,511	39,680	-

Total assets	8,893,367	4,264,533	30,182,779

Liabilities:
Payable for:
Investments purchased	-	-	439,779
Investments purchased - affiliated broker	19,231	15,463	-
Collateral upon return of securities loaned	19,185	202,467	164,340
Accrued unitary management fees	288	204	1,207

Total liabilities	38,704	218,134	605,326

Net Assets	$8,854,663	$4,046,399	$29,577,453

Net assets consist of:
Shares of beneficial interest	$6,766,139	$3,590,331	$27,683,054
Distributable earnings	2,088,524	456,068	1,894,399

Net Assets	$8,854,663	$4,046,399	$29,577,453

Shares outstanding (unlimited amount authorized, $0.01 par value)	250,001	150,001	1,100,001
Net asset value	$35.42	$26.98	$26.89

Market price	$35.61	$27.00	$26.93
Unaffiliated investments in securities, at cost	$6,739,779	$3,528,453	$27,506,564

Affiliated investments in securities, at cost	$ 21,884	$ 208,888	$ 205,671

(a) Includes securities on loan with an aggregate value of:	$ 18,573	$ 195,315	$ 160,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Statements of Operations

For the year ended August 31, 2020

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Investment income:
Unaffiliated interest income	$-	$-	$634,446
Unaffiliated dividend income	84,302	43,794	-
Affiliated dividend income	126	215	355
Securities lending income	78	1,824	217
Foreign withholding tax	(9)	(29)	-

Total investment income	84,497	45,804	635,018

Expenses:
Unitary management fees	1,816	1,776	13,180

Less: Waivers	(11)	(11)	(78)

Net expenses	1,805	1,765	13,102

Net investment income	82,692	44,039	621,916

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(32,210)	(14,471)	212,633
Affiliated investment securities	(180)	(1,810)	9

Net realized gain (loss)	(32,390)	(16,281)	212,642

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,688,828	354,753	788,325
Affiliated investment securities	39	215	-

Change in net unrealized appreciation	1,688,867	354,968	788,325

Net realized and unrealized gain	1,656,477	338,687	1,000,967

Net increase in net assets resulting from operations	$1,739,169	$382,726	$1,622,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco PureBetaSM MSCI USA ETF (PBUS)
	2020	2019
Operations:
Net investment income	$82,692	$47,560
Net realized gain (loss)	(32,390)	(1,083)
Change in net unrealized appreciation (depreciation)	1,688,867	19,713

Net increase (decrease) in net assets resulting from operations	1,739,169	66,190

Distributions to Shareholders from:
Distributable earnings	(66,477)	(59,334)

Shareholder Transactions:
Proceeds from shares sold	4,266,114	-

Net increase (decrease) in net assets	5,938,806	6,856

Net assets:
Beginning of year	2,915,857	2,909,001

End of year	$8,854,663	$2,915,857

Changes in Shares Outstanding:
Shares sold	150,000	-
Shares outstanding, beginning of year	100,001	100,001

Shares outstanding, end of year	250,001	100,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)		Invesco PureBetaSM US Aggregate Bond ETF (PBND)
2020	2019	2020	2019

$44,039	$30,840	$621,916	$666,029
(16,281)	(7,557)	212,642	(93,021)
354,968	(297,294)	788,325	1,832,143

382,726	(274,011)	1,622,883	2,405,151

(43,279)	(120,640)	(691,688)	(698,051)

1,090,306	-	2,705,966	-

1,429,753	(394,651)	3,637,161	1,707,100

2,616,646	3,011,297	25,940,292	24,233,192

$4,046,399	$2,616,646	$29,577,453	$25,940,292

50,000	-	100,000	-
100,001	100,001	1,000,001	1,000,001

150,001	100,001	1,100,001	1,000,001

43

Financial Highlights

Invesco PureBetaSM MSCI USA ETF (PBUS)

	Years Ended August 31,			Ten Months Ended August 31, 2018		For the Period September 19, 2017(a) Through October 31, 2017
	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$29.16	$29.09		$25.70		$25.00

Net investment income(b)	0.56	0.48		0.43		0.04
Net realized and unrealized gain on investments	6.21	0.19		3.32		0.66

Total from investment operations	6.77	0.67		3.75		0.70

Distributions to shareholders from:
Net investment income	(0.51)	(0.53)		(0.36)		-
Net realized gains	-	(0.07)		-		-

Total distributions	(0.51)	(0.60)		(0.36)		-

Net asset value at end of period	$35.42	$29.16		$29.09		$25.70

Market price at end of period(c)	$35.61	$29.16		$29.09		$25.70

Net Asset Value Total Return(d)	23.71%	2.48%		14.68%		2.80	%(e)
Market Price Total Return(d)	24.36%	2.48%		14.68%		2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,855	$2,916		$2,909		$2,570
Ratio to average net assets of:
Expenses	0.04%	0.29	%(f)	0.04	%(g)	0.04	%(g)
Net investment income	1.82%	1.70	%(f)	1.91	%(g)	1.31	%(g)
Portfolio turnover rate(h)	5%	5%		4%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.25%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

	Years Ended August 31,			Ten Months Ended August 31, 2018		For the Period September 19, 2017(a) Through October 31, 2017
	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.17	$30.11		$26.06		$25.00

Net investment income(b)	0.38	0.31		0.32		0.04
Net realized and unrealized gain (loss) on investments	0.82	(3.05)		4.00		1.02

Total from investment operations	1.20	(2.74)		4.32		1.06

Distributions to shareholders from:
Net investment income	(0.38)	(0.38)		(0.27)		-
Net realized gains	(0.01)	(0.82)		-		-

Total distributions	(0.39)	(1.20)		(0.27)		-

Net asset value at end of period	$26.98	$26.17		$30.11		$26.06

Market price at end of period(c)	$27.00	$26.21		$30.11		$26.08

Net Asset Value Total Return(d)	4.87%	(8.54)%		16.66%		4.24	%(e)
Market Price Total Return(d)	4.79%	(8.40)%		16.57%		4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,046	$2,617		$3,011		$2,606
Ratio to average net assets of:
Expenses	0.06%	0.32	%(f)	0.06	%(g)	0.06	%(g)
Net investment income	1.49%	1.16	%(f)	1.39	%(g)	1.21	%(g)
Portfolio turnover rate(h)	21%	17%		15%		1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights–(continued)

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

	Years Ended August 31,			Ten Months Ended August 31, 2018		For the Period September 27, 2017(a) Through October 31, 2017
	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.94	$24.23		$24.96		$25.00

Net investment income(b)	0.62	0.67		0.52		0.06
Net realized and unrealized gain (loss) on investments	1.02	1.74		(0.70)		(0.05)

Total from investment operations	1.64	2.41		(0.18)		0.01

Distributions to shareholders from:
Net investment income	(0.69)	(0.70)		(0.54)		(0.05)
Return of capital	-	-		(0.01)		-

Total distributions	(0.69)	(0.70)		(0.55)		(0.05)

Net asset value at end of period	$26.89	$25.94		$24.23		$24.96

Market price at end of period(c)	$26.93	$25.96		$24.25		$24.96

Net Asset Value Total Return(d)	6.42%	10.14%		(0.72)%		0.05	%(e)
Market Price Total Return(d)	6.49%	10.14%		(0.64)%		0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$29,577	$25,940		$24,233		$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.05%	0.08	%(f)	0.05	%(g)	0.04	%(g)
Expenses, prior to Waivers	0.05%	0.08	%(f)	0.05	%(g)	0.05	%(g)
Net investment income	2.36%	2.71	%(f)	2.55	%(g)	2.44	%(g)
Portfolio turnover rate(h)	30%	29%		20%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco PureBetaSM MSCI USA ETF (PBUS)	“PureBetaSM MSCI USA ETF”

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	“PureBetaSM MSCI USA Small Cap ETF”

Invesco PureBetaSM US Aggregate Bond ETF (PBND)	“PureBetaSM US Aggregate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

PureBetaSM MSCI USA ETF	MSCI USA Index

PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index

PureBetaSM US Aggregate Bond ETF	ICE BofAML US Broad Market IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

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subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes

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or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the

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performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small-and Mid-Capitalization Company Risk. Investing in securities of small-and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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E.

 Dividends and Distributions to Shareholders - Each Fund (except for PureBetaSM US Aggregate Bond ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. PureBetaSM US Aggregate Bond ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

 Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

 Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

 Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

 Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

 Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the

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securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

 Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

PureBetaSM MSCI USA ETF	0.04%

PureBetaSM MSCI USA Small Cap ETF	0.06%

PureBetaSM US Aggregate Bond ETF	0.05%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM MSCI USA ETF	$11

PureBetaSM MSCI USA Small Cap ETF	11
PureBetaSM US Aggregate Bond ETF	78

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

PureBetaSM MSCI USA ETF	MSCI Inc.

PureBetaSM MSCI USA Small Cap ETF	MSCI Inc.

PureBetaSM US Aggregate Bond ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Portfolio transactions executed on behalf of each Fund with Invesco Capital Markets, Inc., an affiliate of the Adviser and Distributor, that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
PureBetaSM MSCI USA ETF	$352	$-	$-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM MSCI USA ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,844,030	$-	$-	$8,844,030

Money Market Funds	817	19,185	-	20,002

Total Investments	$8,844,847	$19,185	$-	$8,864,032

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	Level 1	Level 2	Level 3	Total
PureBetaSM MSCI USA Small Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,012,484	$21	$42	$4,012,547

Money Market Funds	6,187	202,467	-	208,654

Total Investments	$4,018,671	$202,488	$42	$4,221,201

PureBetaSM US Aggregate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$12,108,615	$-	$12,108,615

U.S. Dollar Denominated Bonds & Notes	-	9,295,508	-	9,295,508

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	7,033,102	-	7,033,102

Asset-Backed Securities	-	808,955	-	808,955

Municipal Obligations	-	177,173	-	177,173

Money Market Funds	41,331	164,340	-	205,671

Total Investments	$41,331	$29,587,693	$-	$29,629,024

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020		2019
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
PureBetaSM MSCI USA ETF	$66,477	$-	$57,036	$2,298

PureBetaSM MSCI USA Small Cap ETF	42,620	659	116,041	4,599
PureBetaSM US Aggregate Bond ETF	691,688	-	698,051	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
PureBetaSM MSCI USA ETF	$22,382	$2,087,971	$(21,829)	$6,766,139	$8,854,663

PureBetaSM MSCI USA Small Cap ETF	3,714	456,906	(4,552)	3,590,331	4,046,399
PureBetaSM US Aggregate Bond ETF	-	1,916,643	(22,244)	27,683,054	29,577,453

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
PureBetaSM MSCI USA ETF	$-	$21,829	$21,829

PureBetaSM MSCI USA Small Cap ETF	-	4,552	4,552

PureBetaSM US Aggregate Bond ETF	22,244	-	22,244

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

54

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM MSCI USA ETF	$294,554	$246,459
PureBetaSM MSCI USA Small Cap ETF	625,766	609,520
PureBetaSM US Aggregate Bond ETF	5,879,851	5,318,963

For the fiscal year ended August 31, 2020, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for PureBetaSM US Aggregate Bond ETF amounted to $2,594,622 and $2,503,437, respectively.

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
PureBetaSM MSCI USA ETF	$4,230,000	$-
PureBetaSM MSCI USA Small Cap ETF	1,067,870	-
PureBetaSM US Aggregate Bond ETF	2,111,004	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
PureBetaSM MSCI USA ETF	$2,290,257	$(202,286)	$2,087,971	$ 6,776,061
PureBetaSM MSCI USA Small Cap ETF	816,236	(359,330)	456,906	3,764,295
PureBetaSM US Aggregate Bond ETF	1,948,984	(32,341)	1,916,643	27,712,381

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and paydowns, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

PureBetaSM MSCI USA ETF	$-	$-	$-

PureBetaSM MSCI USA Small Cap ETF	262	(262)	-

PureBetaSM US Aggregate Bond ETF	69,772	(67,244)	(2,528)

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the

55

transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Significant Event

On October 9, 2020, the Funds changed their classification from “non-diversified” to “diversified” and therefore are now required to meet certain diversification requirements under the Investment Company Act of 1940.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2020	August 31, 2020	Six-Month Period	Six-Month Period(1)
Invesco PureBetaSM MSCI USA ETF (PBUS)
Actual	$1,000.00	$1,210.50	0.04%	$0.22
Hypothetical (5% return before expenses)	1,000.00	1,024.94	0.04	0.20
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
Actual	1,000.00	1,068.40	0.06	0.31
Hypothetical (5% return before expenses)	1,000.00	1,024.83	0.06	0.31
Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Actual	1,000.00	1,029.50	0.05	0.26
Hypothetical (5% return before expenses)	1,000.00	1,024.89	0.05	0.25

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified	Qualified			Business	Qualified
	Business	Dividend	Dividends-Received	U.S. Treasury	Interest	Interest	Long Term	Qualified Short
	Income*	Income*	Deduction*	Obligations*	Income*	Income*	Capital Gains	Term Gains
Invesco PureBetaSM MSCI USA ETF	0%	95%	93%	0%	0%	0%	$ -	$ -
Invesco PureBetaSM MSCI USA Small Cap ETF	21%	67%	66%	0%	1%	1%	$659	$601
Invesco PureBetaSM US Aggregate Bond ETF	0%	0%	0%	36%	99%	89%	$ -	$ -

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge – 1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre – 1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel– 1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard– 1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris– 1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

68

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

69

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

70

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

●	0.04%: Invesco PureBetaSM MSCI USA ETF

●	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

●	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

●	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

●	0.08%: Invesco Treasury Collateral ETF

●	0.10%: Invesco S&P 500 Minimum Variance ETF

●	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

●	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

●	0.20%: Invesco Russell 1000 Equal Weight ETF

●	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

71

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

●	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

●

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

●	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

●

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

●	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

●	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

●	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

●

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

●	0.55%: Invesco International BuyBack AchieversTM ETF

●	0.60%: Invesco DWA SmallCap Momentum ETF

●	0.65%: Invesco Senior Loan ETF

●	0.70%: Invesco China Technology ETF

●	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

●	0.80%: Invesco DWA Developed Markets Momentum ETF

●	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

72

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

73

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF			X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

74

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

75

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

76

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2020

DWAS	Invesco DWA SmallCap Momentum ETF
PSCD	Invesco S&P SmallCap Consumer Discretionary ETF
PSCC	Invesco S&P SmallCap Consumer Staples ETF
PSCE	Invesco S&P SmallCap Energy ETF
PSCF	Invesco S&P SmallCap Financials ETF
PSCH	Invesco S&P SmallCap Health Care ETF
PSCI	Invesco S&P SmallCap Industrials ETF
PSCT	Invesco S&P SmallCap Information Technology ETF
PSCM	Invesco S&P SmallCap Materials ETF
PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance Invesco DWA SmallCap Momentum ETF (DWAS)

As an index fund, the Invesco DWA SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of small-capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) selects securities for inclusion in the Index pursuant to a proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 11.77%. On a net asset value (“NAV”) basis, the Fund returned 11.67%. During the same time period, the Index returned 12.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period that were partially offset by revenue generated from the securities lending program in which the Fund participates. During this same time period, the Russell 2000® Index returned 6.02%.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and utilities sectors, respectively. The health care, consumer discretionary and industrials sectors detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Axsome Therapeutics, Inc., a health care company (no longer held at fiscal year-end), and Novavax, Inc., a health care company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return included Caesars

Entertainment, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Arrowhead Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Health Care	39.62
Consumer Discretionary	18.13
Information Technology	16.91
Industrials	12.55
Financials	4.88
Sector Types Each Less Than 3%	7.89
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Overstock.com, Inc.	2.63
CryoPort, Inc.	2.60
Novavax, Inc.	2.32
Mirati Therapeutics, Inc.	1.86
Heska Corp.	1.32
Sunrun, Inc.	1.23
Plug Power, Inc.	1.21
Casella Waste Systems, Inc., Class A	1.20
AppFolio, Inc., Class A	1.14
Mersana Therapeutics, Inc.	1.10
Total	16.61

*	Excluding money market fund holdings.

4

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

						Fund Inception
		3 Years		5 Years
		Average	3 Years	Average	5 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative

Dorsey Wright® SmallCap Technical Leaders Index	12.08%	11.07%	37.04%	9.20%	55.27%	12.20%	154.44%

Russell 2000® Index	6.02	5.03	15.85	7.65	44.57	10.07	117.89

Fund

NAV Return	11.67	10.51	34.96	8.62	51.23	11.57	143.21

Market Price Return	11.77	10.56	35.13	8.66	51.46	11.57	143.17

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Russell 2000® Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

5

Management’s Discussion of Fund Performance Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 14.74%. On a net asset value (“NAV”) basis, the Fund returned 14.68%. During the same time period, the Index returned 14.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations in the internet & direct marketing retail, leisure products, and household durables industries.

For the fiscal year ended August 31, 2020, the internet & direct marketing retail industry contributed most significantly to the Fund’s return, followed by the leisure products and household durables industries, respectively. The textiles apparel & luxury goods industry detracted most significantly from the Fund’s return, followed by the specialty retail and diversified consumer services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Stamps.com, Inc., an internet & direct marketing retail company (portfolio average weight of 2.38%), and Wingstop, Inc., a hotels, restaurants & leisure company (portfolio average weight of 3.24%). Positions that detracted most significantly from the Fund’s return included Kontoor Brands, Inc., a textiles, apparel & luxury goods company (portfolio average weight of 1.41%), and Steven Madden Ltd., a textiles, apparel & luxury goods company (portfolio average weight of 2.52%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Specialty Retail	20.63

Household Durables	17.69

Hotels, Restaurants & Leisure	15.04

Auto Components	14.23

Textiles, Apparel & Luxury Goods	11.01

Leisure Products	7.17

Internet & Direct Marketing Retail	5.50

Multiline Retail	3.73

Industry Types Each Less Than 3%	4.61

Money Market Funds Plus Other Assets Less Liabilities	0.39

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Wingstop, Inc.	4.50

Fox Factory Holding Corp.	3.85

Stamps.com, Inc.	3.77

YETI Holdings, Inc.	3.20

Meritage Homes Corp.	3.16

LCI Industries	2.66

Crocs, Inc.	2.50

Dorman Products, Inc.	2.28

LGI Homes, Inc.	2.27

Shake Shack, Inc., Class A	2.23

Total	30.42

*	Excluding money market fund holdings.

6

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

S&P SmallCap 600® Capped Consumer Discretionary Index	14.86%	9.21%	30.26%	6.39%	36.32%	13.17%	244.66%	10.48%	181.96%

S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24

Fund

NAV Return	14.68	9.04	29.64	6.22	35.24	12.94	237.62	10.25	175.77

Market Price Return	14.74	9.08	29.79	6.23	35.27	12.94	237.56	10.26	176.08

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

Management’s Discussion of Fund Performance Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 11.60%. On a net asset value (“NAV”) basis, the Fund returned 10.97%. During the same time period, the Index returned 11.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the household products industry, followed by a lack of allocation to the equity real estate investment trusts and banks industries.

For the fiscal year ended August 31, 2020, the household products industry contributed most significantly to the Fund’s return, followed by the personal products and food products industries, respectively. Tobacco was the only industry to detract from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included United

Natural Foods, Inc., a food & staples retailing company (portfolio average weight of 2.77%), and B&G Foods, Inc., a food products company (portfolio average weight of 4.70%). Positions that detracted most significantly from the Fund’s return included Dean Foods Co., a food products company (no longer held at fiscal year-end), and Chefs’ Warehouse, Inc. (The), a food & staples retailing company (portfolio average weight of 2.61%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Food Products	32.88

Household Products	18.19

Food & Staples Retailing	16.15

Personal Products	13.33

Beverages	10.66

Tobacco	8.79

Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

WD-40 Co.	10.95

J&J Snack Foods Corp.	7.95

B&G Foods, Inc.	7.82

Medifast, Inc.	6.06

Central Garden & Pet Co., Class A	5.71

Cal-Maine Foods, Inc.	5.51

PriceSmart, Inc.	4.75

Coca-Cola Consolidated, Inc.	4.73

Vector Group Ltd.	4.71

Calavo Growers, Inc.	4.36

Total	62.55

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	11.20%	6.57%	21.04%	9.45%	57.05%	13.60%	257.91%	13.03%	257.21%

S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24

Fund

NAV Return	10.97	6.35	20.27	9.11	54.65	13.32	249.33	12.75	248.35

Market Price Return	11.60	6.51	20.83	9.18	55.13	13.37	250.69	12.78	249.28

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

Management’s Discussion of Fund Performance Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (49.09)%. On a net asset value (“NAV”) basis, the Fund returned (49.31)%. During the same time period, the Index returned (49.21)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates and the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single-sector energy allocation.

For the fiscal year ended August 31, 2020, the energy equipment & services industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels industry. There were no contributing industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Southwestern Energy Co., an oil,

gas & consumable fuels company (portfolio average weight of 5.07%), and Range Resources Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.77%). Positions that detracted most significantly from the Fund’s return included Valaris PLC, Class A, an energy equipment & services company (no longer held at fiscal year-end), and Callon Petroleum Co., an oil, gas & consumable fuels company (portfolio average weight of 2.84%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Oil, Gas & Consumable Fuels	51.05
Energy Equipment & Services	48.93
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Helmerich & Payne, Inc.	8.75
Range Resources Corp.	7.83
Southwestern Energy Co.	7.45
PDC Energy, Inc.	7.15
Renewable Energy Group, Inc.	6.45
Dril-Quip, Inc.	5.74
Matador Resources Co.	5.17
Core Laboratories N.V.	4.62
Archrock, Inc.	4.19
Patterson-UTI Energy, Inc.	3.57
Total	60.92

*	Excluding money market fund holdings.

10

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(49.21)%	(33.39)%	(70.45)%	(28.97)%	(81.92)%	(16.19)%	(82.91)%	(16.84)%	(85.29)%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	(49.31)	(33.58)	(70.70)	(29.13)	(82.12)	(16.42)	(83.36)	(17.06)	(85.70)
Market Price Return	(49.09)	(33.47)	(70.56)	(29.02)	(81.99)	(16.36)	(83.25)	(17.01)	(85.60)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

Management’s Discussion of Fund Performance Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities, which may include real estate investment trusts (“REITs”), of small-capitalization U.S. financial service companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (17.72)%. On a net asset value (“NAV”) basis, the Fund returned (18.02)%. During the same time period, the Index returned (17.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period that was offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the overweight allocation to the banks industry, followed by the mortgage REITs and equity REITs industries, respectively.

For the fiscal year ended August 31, 2020, the consumer finance industry contributed most significantly to the Fund’s return, followed by the capital markets and real estate management & development industries, respectively. The banks industry detracted most significantly from the Fund’s return, followed by the equity REITs and mortgage REITs industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Kinsale

Capital Group, Inc., an insurance company (portfolio average weight of 1.35%), and Green Dot Corp., Class A, a consumer finance company (portfolio average weight of 0.69%). Positions that detracted most significantly from the Fund’s return included Invesco Mortgage Capital, Inc., a mortgage REITs company (portfolio average weight of 0.87%), and New York Mortgage Trust, Inc., a mortgage REITs company (portfolio average weight of 0.78%).

Industry Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Banks	33.09

Equity REITs	31.99

Insurance	13.90

Thrifts & Mortgage Finance	6.01

Mortgage REITs	4.65

Consumer Finance	4.34

Capital Markets	3.89

Real Estate Management & Development	1.99

Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Kinsale Capital Group, Inc.	2.58

Agree Realty Corp.	2.17

Lexington Realty Trust	1.89

Community Bank System, Inc.	1.89

Innovative Industrial Properties, Inc.	1.58

Green Dot Corp., Class A	1.53

CVB Financial Corp.	1.41

Old National Bancorp	1.39

American Equity Investment Life Holding Co.	1.32

BankUnited, Inc.	1.30

Total	17.06

*	Excluding money market fund holdings.

12

Invesco S&P SmallCap Energy ETF (PSCF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	(17.93)%	(2.62)%	(7.66)%	4.25%	23.14%	9.46%	146.89%	7.82%	118.78%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	(18.02)	(2.80)	(8.18)	4.03	21.82	9.18	140.73	7.54	112.99
Market Price Return	(17.72)	(2.72)	(7.95)	4.06	22.01	9.21	141.35	7.56	113.35

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

Management’s Discussion of Fund Performance Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 15.69%. On a net asset value (“NAV”) basis, the Fund returned 15.58%. During the same time period, the Index returned 15.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the biotechnology industry.

For the fiscal year ended August 31, 2020, the biotechnology industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and life sciences tools & services industries, respectively. The health care equipment & supplies industry detracted most significantly from the Fund’s return, followed by health care technology.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Momenta Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 3.42%), and Medicines Co., a pharmaceuticals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included AMN Healthcare Services, Inc., a health care providers & services company (portfolio average weight of 3.09%), and US Physical Therapy, Inc., a health care providers & services company (portfolio average weight of 1.47%).

Industry Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Health Care Equipment & Supplies	27.56
Health Care Providers & Services	24.61
Biotechnology	17.28
Health Care Technology	11.21
Life Sciences Tools & Services	9.93
Pharmaceuticals	9.43
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Momenta Pharmaceuticals, Inc.	6.85
NeoGenomics, Inc.	4.77
Neogen Corp.	4.50
Medpace Holdings, Inc.	3.89
Ensign Group, Inc. (The)	3.29
Omnicell, Inc.	3.17
Merit Medical Systems, Inc.	3.03
Pacira BioSciences, Inc.	2.94
AMN Healthcare Services, Inc.	2.82
HMS Holdings Corp.	2.75
Total	38.01

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	15.91%	14.95%	51.89%	13.80%	90.88%	20.33%	536.46%	18.18%	468.00%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	15.58	14.66	50.73	13.52	88.53	20.00	519.18	17.86	452.01
Market Price Return	15.69	14.69	50.84	13.55	88.75	20.00	519.31	17.88	452.84

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

Management’s Discussion of Fund Performance Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including engineering, heavy machinery, construction, electrical equipment, aerospace and defense, and general manufacturing.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.76%. On a net asset value (“NAV”) basis, the Fund returned 3.68%. During the same time period, the Index returned 3.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the building products and machinery industries.

For the fiscal year ended August 31, 2020, the building products industry contributed most significantly to the Fund’s return, followed by the machinery and electrical equipment industries. The aerospace & defense industry detracted most significantly from the Fund’s return, followed by the commercial services & supplies and airlines industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Proto Labs, Inc., a machinery company (portfolio average weight of 2.28%), and Sunrun, Inc., an electrical equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SkyWest, Inc., an airlines company (portfolio average weight of 1.81%), and Viad Corp., a commercial services & supplies company (portfolio average weight of 0.68%).

Industry Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Machinery	32.57
Building Products	15.39
Commercial Services & Supplies	10.77
Aerospace & Defense	8.52
Professional Services	6.43
Road & Rail	4.97
Construction & Engineering	4.75
Air Freight & Logistics	4.41
Trading Companies & Distributors	3.96
Airlines	3.12
Industry Types Each Less Than 3%	5.02
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net

Assets) as of August 31, 2020

Security
Exponent, Inc.	3.23
Proto Labs, Inc.	3.05
Simpson Manufacturing Co., Inc.	3.03
UFP Industries, Inc.	2.83
Saia, Inc.	2.73
John Bean Technologies Corp.	2.53
Aerojet Rocketdyne Holdings, Inc.	2.33
UniFirst Corp.	2.29
Watts Water Technologies, Inc., Class A	2.05
ABM Industries, Inc.	1.98
Total	26.05

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	3.94%	7.27%	23.44%	9.50%	57.39%	12.92%	236.93%	10.90%	193.20%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	3.68	6.96	22.37	9.22	55.44	12.60	227.53	10.59	184.77
Market Price Return	3.76	7.04	22.65	9.28	55.82	12.61	228.02	10.61	185.30

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

Management’s Discussion of Fund Performance Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including computer hardware and software, internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 9.35%. On a net asset value (“NAV”) basis, the Fund returned 9.14%. During the same time period, the Index returned 9.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment instruments & components industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single-sector information technology allocation.

For the fiscal year ended August 31, 2020, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the software and distributors industries, respectively. The electronic equipment instruments & components industry detracted most significantly from the Fund’s return, followed by the communications equipment and IT services industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Brooks

Automation, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.00%), and LivePerson, Inc., a software company (portfolio average weight of 2.28%). Positions that detracted most significantly from the Fund’s return included MTS Systems Corp., an electronic equipment, instruments & components company (portfolio average weight of 0.63%), and ExlService Holdings, Inc., an IT services company (portfolio average weight of 2.26%).

Industry Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Semiconductors & Semiconductor Equipment	28.12
Electronic Equipment, Instruments & Components	26.82
Software	19.60
IT Services	16.28
Communications Equipment	7.80
Technology Hardware, Storage & Peripherals	1.37
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net

Assets) as of August 31, 2020

Security
Brooks Automation, Inc.	4.03
LivePerson, Inc.	3.88
Power Integrations, Inc.	3.53
Viavi Solutions, Inc.	3.21
Advanced Energy Industries, Inc.	3.00
SPS Commerce, Inc.	2.95
Fabrinet	2.71
Alarm.com Holdings, Inc.	2.68
Plexus Corp.	2.35
ExlService Holdings, Inc.	2.31
Total	30.65

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	9.43%	7.36%	23.73%	13.68%	89.82%	16.13%	346.18%	13.58%	275.78%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	9.14	7.10	22.85	13.40	87.51	15.82	334.29	13.26	265.11
Market Price Return	9.35	7.18	23.13	13.40	87.56	15.83	334.76	13.28	265.65

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

Management’s Discussion of Fund Performance Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.59%. On a net asset value (“NAV”) basis, the Fund returned 4.91%. During the same time period, the Index returned 4.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund holding cash to pay distributions in March, which coincided with overall market declines.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s single-sector materials allocation.

For the fiscal year ended August 31, 2020, the chemicals industry contributed most significantly to the Fund’s return, followed by the paper & forests products and metals & mining industries, respectively. The construction materials industry detracted most significantly from the Fund’s return, followed by the containers & packaging industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Arconic Corp., a metals & mining company (portfolio average weight of 1.70%), and Stepan Co., a chemicals company (portfolio average weight of 6.00%). Positions that detracted most significantly from the Fund’s return included Kaiser Aluminum Corp., a metals &

mining company (portfolio average weight of 4.19%), and Neenah, Inc., a paper & forest products company (portfolio average weight of 2.91%).

Industry Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Chemicals	55.74
Metals & Mining	27.28
Paper & Forest Products	13.86
Industry Types Each Less Than 3%	2.73
Money Market Funds Plus Other Assets Less Liabilities	0.39

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Balchem Corp.	8.81
Cleveland-Cliffs, Inc.	7.32
H.B. Fuller Co.	6.91
Quaker Chemical Corp.	6.87
Stepan Co.	6.43
Arconic Corp.	5.34
Innospec, Inc.	5.12
Boise Cascade Co.	4.71
GCP Applied Technologies, Inc.	3.96
Livent Corp.	3.50
Total	58.97

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	4.86%	(1.24)%	(3.68)%	5.31%	29.53%	8.07%	117.20%	6.14%	85.84%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	4.91	(1.37)	(4.05)	5.11	28.28	7.80	111.90	5.88	81.16
Market Price Return	4.59	(1.40)	(4.14)	5.05	27.95	7.77	111.26	5.85	80.53

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

Management’s Discussion of Fund Performance Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

As an index fund, the Invesco S&P SmallCap Utilities & Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Utilities & Communication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small-capitalization U.S. utility companies and companies in the communication services sector that comprise the Index. The utilities companies are principally engaged in providing either energy, water, electric or natural gas utilities. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater. The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (5.70)%. On a net asset value (“NAV”) basis, the Fund returned (5.92)%. During the same time period, the Index returned (5.69)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (0.55)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s utilities & communication services sectors allocations.

For the fiscal year ended August 31, 2020, the diversified telecommunication services industry contributed most significantly to the Fund’s return, followed by the wireless telecommunication services and interactive media & services industries, respectively. The media industry detracted most significantly from the Fund’s return, followed by the gas utilities and water utilities industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Cincinnati Bell, Inc., a diversified telecommunication services company (portfolio average weight of 3.10%), and Shenandoah Telecommunications Co., a wireless telecommunication services company (portfolio average weight of 4.40%). Positions that detracted most significantly from the Fund’s return included Gannett Co., Inc., a media company (portfolio average weight of 2.25%), and South Jersey Industries, Inc., a gas utilities company (portfolio average weight of 6.99%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Diversified Telecommunication Services	35.60
Media	16.39
Water Utilities	14.39
Gas Utilities	8.63
Multi-Utilities	8.49
Entertainment	6.55
Wireless Telecommunication Services	6.28
Interactive Media & Services	3.37
Money Market Funds Plus Other Assets Less Liabilities	0.30

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Cogent Communications Holdings, Inc.	9.66
American States Water Co.	9.60
Iridium Communications, Inc.	9.38
Avista Corp.	8.49
Vonage Holdings Corp.	5.80
Shenandoah Telecommunications Co.	5.23
TechTarget, Inc.	4.98
California Water Service Group	4.79
Glu Mobile, Inc.	4.56
Northwest Natural Holding Co.	4.34
Total	66.83

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Communication Services Index	(5.69)%	(1.13)%	(3.34)%	9.46%	57.11%	10.50%	171.51%	10.10%	171.82%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	10.34	178.24
Fund
NAV Return	(5.92)	(1.28)	(3.79)	9.24	55.59	10.23	164.80	9.82	164.83
Market Price Return	(5.70)	(1.24)	(3.68)	9.28	55.83	10.24	165.04	9.83	165.18

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”)has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”)in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”)has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”),which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment)are required to establish a “Highly Liquid Investment Minimum” (“HLIM”),which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

24

Invesco DWA SmallCap Momentum ETF (DWAS)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-2.76%
AMC Entertainment Holdings, Inc., Class A(b)	146,083	$858,968
ANGI Homeservices, Inc., Class A(c)	62,702	869,990
Bandwidth, Inc., Class A(c)	13,305	2,095,272
EverQuote, Inc., Class A(c)	45,722	1,623,131
TechTarget, Inc.(c)	25,924	1,028,664

		6,476,025

Consumer Discretionary-18.13%
1-800-Flowers.com, Inc., Class A(c)	33,732	1,009,599
America’s Car-Mart, Inc.(c)	9,235	928,117
At Home Group, Inc.(c)	120,015	2,293,487
Bed Bath & Beyond, Inc.(b)	78,101	951,270
Big Lots, Inc.	23,247	1,096,096
Camping World Holdings, Inc., Class A	50,260	1,460,556
Cavco Industries, Inc.(c)	4,187	799,340
Chewy, Inc., Class A(b)(c)	15,345	937,119
Collectors Universe, Inc.	24,407	1,085,867
Franchise Group, Inc.	30,709	754,213
Installed Building Products, Inc.(c)	11,347	985,147
Jack in the Box, Inc.	10,954	902,500
KB Home	23,241	831,098
Lithia Motors, Inc., Class A	5,274	1,313,015
Lovesac Co. (The)(b)(c)	51,730	1,369,293
Lumber Liquidators Holdings, Inc.(c)	61,546	1,476,489
M/I Homes, Inc.(c)	23,279	990,754
Malibu Boats, Inc., Class A(c)	16,177	838,777
MasterCraft Boat Holdings, Inc.(c)	41,226	862,036
Ollie’s Bargain Outlet Holdings, Inc.(c)	7,507	717,219
Overstock.com, Inc.(c)	70,458	6,165,075
Peloton Interactive, Inc., Class A(c)	14,706	1,127,509
Red Rock Resorts, Inc., Class A	64,691	1,104,599
Smith & Wesson Brands, Inc.(c)	44,996	821,627
Sonic Automotive, Inc., Class A	25,996	1,098,591
Sportsman’s Warehouse Holdings, Inc.(c)	73,055	1,146,598
TopBuild Corp.(c)	10,521	1,618,130
Twin River Worldwide Holdings, Inc.	33,408	799,453
Universal Technical Institute, Inc.(c)	125,859	887,306
Vivint Smart Home, Inc.(b)(c)	43,306	768,682
Winnebago Industries, Inc.	11,818	637,936
Workhorse Group, Inc.(b)(c)	135,792	2,459,193
XPEL, Inc.(c)(d)	62,011	1,544,074
Zumiez, Inc.(c)	27,731	712,132

		42,492,897

Consumer Staples-0.67%
Boston Beer Co., Inc. (The), Class A(c)	1,767	1,558,459

Energy-1.55%
Antero Midstream Corp.(b)	136,406	923,468
Liberty Oilfield Services, Inc., Class A	119,607	771,465
Range Resources Corp.	129,606	966,861
Renewable Energy Group, Inc.(c)	29,286	979,031

		3,640,825

Financials-4.88%
Cohen & Steers, Inc.	10,915	660,358
Goosehead Insurance, Inc., Class A	11,831	1,215,754
Green Dot Corp., Class A(c)	18,617	969,201
Hamilton Lane, Inc., Class A	13,950	1,019,884

	Shares	Value
Financials-(continued)
Kinsale Capital Group, Inc.	11,975	$2,481,579
NMI Holdings, Inc., Class A(c)	46,323	794,439
Palomar Holdings, Inc.(c)	14,835	1,666,712
PennyMac Financial Services, Inc.	19,354	1,020,343
PennyMac Mortgage Investment Trust	46,753	801,346
TPG RE Finance Trust, Inc.	91,141	803,864

		11,433,480

Health Care-39.62%
AdaptHealth Corp.(c)	36,162	767,719
Addus HomeCare Corp.(c)	11,269	1,055,455
Adverum Biotechnologies, Inc.(c)	58,461	713,224
Aeglea BioTherapeutics, Inc.(c)	70,608	513,673
Amneal Pharmaceuticals, Inc.(c)	152,441	626,533
Anavex Life Sciences Corp.(b)(c)	150,872	639,697
Arcturus Therapeutics Holdings, Inc.(c)	33,743	1,627,762
Arena Pharmaceuticals, Inc.(c)	11,955	834,698
Atreca, Inc., Class A(c)	37,001	526,154
AtriCure, Inc.(c)	17,359	776,468
Axonics Modulation Technologies, Inc.(b)(c)	21,394	904,110
Biohaven Pharmaceutical Holding Co. Ltd.(c)	14,447	915,795
BioTelemetry, Inc.(c)	33,078	1,309,227
Bioxcel Therapeutics, Inc.(b)(c)	13,842	564,062
Castle Biosciences, Inc.(c)	18,862	862,559
ChemoCentryx, Inc.(c)	37,341	1,997,744
Concert Pharmaceuticals, Inc.(c)	67,598	650,293
Covetrus, Inc.(c)	41,836	958,463
CRISPR Therapeutics AG (Switzerland)(c)	11,038	1,031,612
CryoPort, Inc.(b)(c)	109,677	6,084,880
Cytokinetics, Inc.(b)(c)	34,357	823,194
Deciphera Pharmaceuticals, Inc.(c)	13,192	593,772
Dicerna Pharmaceuticals, Inc.(c)	31,108	576,120
Dyadic International, Inc.(b)(c)	76,613	609,073
Fate Therapeutics, Inc.(c)	23,678	861,879
Five Prime Therapeutics, Inc.(c)	121,966	520,795
Halozyme Therapeutics, Inc.(c)	30,471	883,507
Heska Corp.(c)	29,790	3,086,244
Immunovant, Inc.(c)	29,246	993,194
Inovalon Holdings, Inc., Class A(c)	39,566	979,061
Inovio Pharmaceuticals, Inc.(b)(c)	130,079	1,559,647
Insmed, Inc.(c)	26,473	746,274
Inspire Medical Systems, Inc.(c)	11,484	1,371,764
Integer Holdings Corp.(c)	11,225	777,444
Intellia Therapeutics, Inc.(b)(c)	34,057	734,950
Intra-Cellular Therapies, Inc.(c)	33,591	612,028
Invitae Corp.(b)(c)	28,858	1,008,876
iRadimed Corp.(c)	33,505	710,306
IVERIC bio, Inc.(c)	289,887	1,301,593
Jounce Therapeutics, Inc.(c)	116,450	563,618
Kala Pharmaceuticals, Inc.(b)(c)	77,270	687,703
Karuna Therapeutics, Inc.(c)	21,797	1,665,291
Kiniksa Pharmaceuticals Ltd., Class A(c)	57,106	1,009,063
Kodiak Sciences, Inc.(c)	39,751	2,090,505
Liquidia Technologies, Inc.(c)	86,576	443,269
Livongo Health, Inc.(b)(c)	15,686	2,153,688
Medpace Holdings, Inc.(c)	10,171	1,320,094
Meridian Bioscience, Inc.(c)	40,660	574,932
Mersana Therapeutics, Inc.(c)	134,909	2,584,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Mirati Therapeutics, Inc.(c)	29,218	$4,364,293
Momenta Pharmaceuticals, Inc.(c)	27,681	1,444,118
Morphic Holding, Inc.(c)	26,414	699,971
NantKwest, Inc.(b)(c)	72,632	530,214
National Research Corp.	15,722	880,432
Novavax, Inc.(c)	49,374	5,447,927
Ocular Therapeutix, Inc.(c)	97,323	846,710
Odonate Therapeutics, Inc.(c)	19,356	312,599
OrthoPediatrics Corp.(c)	18,146	914,558
Ovid therapeutics, Inc.(c)	107,649	617,905
Oyster Point Pharma, Inc.(b)(c)	24,791	564,243
Phathom Pharmaceuticals, Inc.(c)	17,404	639,771
Precigen, Inc.(b)(c)	142,838	864,170
Provention Bio, Inc.(c)	128,761	1,679,043
Quidel Corp.(c)	11,970	2,106,241
R1 RCM, Inc.(c)	142,560	2,067,120
Relmada Therapeutics, Inc.(b)(c)	62,648	2,235,281
Revance Therapeutics, Inc.(c)	32,326	944,889
Rocket Pharmaceuticals, Inc.(c)	34,648	885,949
Simulations Plus, Inc.	29,734	1,771,552
STAAR Surgical Co.(c)	37,255	1,786,377
TCR2 Therapeutics, Inc.(c)	47,101	952,382
Turning Point Therapeutics, Inc.(c)	11,676	912,830
Ultragenyx Pharmaceutical, Inc.(c)	10,160	864,210
Vapotherm, Inc.(c)	37,840	1,177,202
Vir Biotechnology, Inc.(c)	22,935	928,409
Y-mAbs Therapeutics, Inc.(c)	15,801	679,917
Zynex, Inc.(b)(c)	35,469	524,941

		92,846,122

Industrials-12.55%
Advanced Drainage Systems, Inc.	15,742	873,366
Alamo Group, Inc.	8,595	953,186
Ameresco, Inc., Class A(c)	48,587	1,658,760
Atlas Air Worldwide Holdings, Inc.(c)	19,245	1,085,226
Avis Budget Group, Inc.(c)	31,901	1,088,143
Bloom Energy Corp., Class A(b)(c)	98,409	1,541,085
Builders FirstSource, Inc.(c)	37,662	1,153,210
Casella Waste Systems, Inc., Class A(c)	50,188	2,818,056
CBIZ, Inc.(c)	32,712	795,556
Federal Signal Corp.	26,363	846,780
Fluor Corp.	57,657	548,895
Kadant, Inc.	8,727	1,016,172
Kratos Defense & Security Solutions, Inc.(c)	56,469	1,103,969
Meritor, Inc.(c)	39,106	890,053
Patrick Industries, Inc.	12,940	727,357
Plug Power, Inc.(b)(c)	218,498	2,836,104
Proto Labs, Inc.(c)	6,867	1,009,449
Resideo Technologies, Inc.(c)	66,647	890,404
Saia, Inc.(c)	9,231	1,238,800
Shyft Group, Inc. (The)	48,088	960,317
Sunrun, Inc.(b)(c)	50,927	2,880,177
Tutor Perini Corp.(c)	69,453	871,635
Vectrus, Inc.(c)	15,384	667,819
Vicor Corp.(c)	10,878	946,712

		29,401,231

Information Technology-16.91%
2U, Inc.(c)	21,915	907,062
Alarm.com Holdings, Inc.(c)	16,243	972,468
AppFolio, Inc., Class A(c)	15,910	2,673,357

	Shares	Value
Information Technology-(continued)
Axcelis Technologies, Inc.(c)	27,810	$657,150
Badger Meter, Inc.	12,466	769,028
Blackline, Inc.(c)	9,855	861,031
Bottomline Technologies (DE), Inc.(c)	15,374	732,264
Brooks Automation, Inc	21,628	1,116,654
Calix, Inc.(c)	57,366	1,115,769
Cloudera, Inc.(c)	61,854	817,091
CyberOptics Corp.(c)	22,644	725,740
Datadog, Inc., Class A(c)	9,275	774,926
Digital Turbine, Inc.(c)	71,035	1,718,337
Diodes, Inc.(c)	15,574	760,946
Domo, Inc., Class B(c)	24,658	1,004,074
eGain Corp.(c)	184,832	2,473,052
ExlService Holdings, Inc.(c)	12,353	786,763
Fastly, Inc., Class A(b)(c)	15,295	1,419,988
FormFactor, Inc.(c)	26,312	687,533
Infinera Corp.(c)	128,422	936,196
Inphi Corp.(c)	11,014	1,255,376
Lattice Semiconductor Corp.(c)	56,843	1,625,710
Limelight Networks, Inc.(c)	140,273	795,348
MACOM Technology Solutions Holdings, Inc.(c)	23,496	837,162
Mimecast Ltd.(c)	27,536	1,355,873
Model N, Inc.(c)	28,947	1,138,196
OneSpan, Inc.(c)	31,147	671,218
PDF Solutions, Inc.(c)	41,323	855,386
Power Integrations, Inc.	13,136	735,222
Rapid7, Inc.(c)	19,342	1,248,913
Repay Holdings Corp.(c)	31,695	801,883
SPS Commerce, Inc.(c)	11,160	891,461
Super Micro Computer, Inc.(c)	25,514	698,828
SVMK, Inc.(c)	34,021	846,783
Synaptics, Inc.(c)	12,474	1,064,406
TTEC Holdings, Inc.	17,206.	975,408
Ultra Clean Holdings, Inc.(c)	35,618	873,353
Workiva, Inc.	17,955	1,059,345

		39,639,300

Materials-1.59%
Chase Corp.	12,749	1,243,920
Clearwater Paper Corp.(c)	22,093	743,650
Forterra, Inc.(c)	80,787	1,070,428
Kraton Corp.(c)	48,221	677,023

		3,735,021

Real Estate-1.32%
Realogy Holdings Corp.	104,762	1,160,763
Redfin Corp.(c)	20,432	971,950
Safehold, Inc.	17,392	964,734

		3,097,447

Total Common Stocks & Other Equity Interests (Cost $189,695,608)		234,320,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(e)(f) (Cost $95,743)	95,743	$95,743

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $189,791,351)		234,416,550

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.87%
Invesco Private Government Fund, 0.03%(e)(f)(g)	19,112,455	19,112,455

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(e)(f)(g)	6,369,644	$6,370,917

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,483,373)		25,483,372

TOTAL INVESTMENTS IN SECURITIES-110.89% (Cost $215,274,724)		259,899,922

OTHER ASSETS LESS LIABILITIES-(10.89)%		(25,526,810)

NET ASSETS-100.00%		$234,373,112

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2020 represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$249,702	$8,027,152	$(8,181,111)	$-	$-	$95,743	$4,477
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	16,063,301	81,907,103	(97,970,404)	-	-	-	99,419	*
Invesco Liquid Assets Portfolio, Institutional Class	5,486,419	23,426,344	(28,911,342)	-	(1,421)	-	36,831	*
Invesco Private Government Fund	-	83,892,688	(64,780,233)	-	-	19,112,455	2,748	*
Invesco Private Prime Fund	-	17,793,637	(11,423,194)	(1)	475	6,370,917	2,092	*

Total	$21,799,422	$215,046,924	$(211,266,284)	$(1)	$ (946)	$25,579,115	$145,567

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.61%
Auto Components-14.23%
American Axle & Manufacturing Holdings, Inc.(b)	20,492	$159,428
Cooper Tire & Rubber Co.	9,112	315,002
Cooper-Standard Holdings, Inc.(b)	3,060	55,447
Dorman Products, Inc.(b)	5,232	443,098
Fox Factory Holding Corp.(b)	7,430	749,018
Garrett Motion, Inc. (Switzerland)(b)	13,697	37,667
Gentherm, Inc.(b)	5,907	267,174
LCI Industries	4,555	517,585
Motorcar Parts of America, Inc.(b)	3,437	59,838
Standard Motor Products, Inc.	3,639	165,356

		2,769,613

Automobiles-1.69%
Winnebago Industries, Inc.	6,106	329,602

Distributors-1.40%
Core-Mark Holding Co., Inc.	8,170	273,041

Diversified Consumer Services-1.52%
American Public Education, Inc.(b)	2,678	84,196
Perdoceo Education Corp.(b)	12,515	179,841
Regis Corp.(b)	4,383	32,390

		296,427

Hotels, Restaurants & Leisure-15.04%
BJ’s Restaurants, Inc.	4,034	127,151
Bloomin’ Brands, Inc.	15,853	227,332
Brinker International, Inc.	8,146	366,896
Cheesecake Factory, Inc. (The)(c)	7,579	223,808
Chuy’s Holdings, Inc.(b)	3,016	67,076
Dave & Buster’s Entertainment, Inc.(c)	8,587	142,802
Dine Brands Global, Inc.	2,975	177,191
El Pollo Loco Holdings, Inc.(b)(c)	3,562	63,653
Fiesta Restaurant Group, Inc.(b)	3,669	36,763
Monarch Casino & Resort, Inc.(b)	2,173	99,980
Red Robin Gourmet Burgers, Inc.(b)(c)	2,339	25,963
Ruth’s Hospitality Group, Inc.	5,701	58,578
Shake Shack, Inc., Class A(b)(c)	6,364	434,343
Wingstop, Inc.	5,361	875,987

		2,927,523

Household Durables-17.69%
Cavco Industries, Inc.(b)	1,563	298,392
Century Communities, Inc.(b)	5,195	185,358
Ethan Allen Interiors, Inc.	4,177	59,480
Installed Building Products, Inc.(b)	3,833	332,781
iRobot Corp.(b)(c)	5,053	374,074
La-Z-Boy, Inc.	8,342	271,115
LGI Homes, Inc.(b)	3,953	442,182
M.D.C. Holdings, Inc.	9,141	396,537
M/I Homes, Inc.(b)	5,169	219,993
Meritage Homes Corp.(b)	6,404	614,976
Tupperware Brands Corp.	8,882	144,688
Universal Electronics, Inc.(b)	2,521	103,563

		3,443,139

Internet & Direct Marketing Retail-5.50%
Liquidity Services, Inc.(b)	4,932	35,560
PetMed Express, Inc.(c)	3,654	127,013

	Shares	Value
Internet & Direct Marketing Retail-(continued)
Shutterstock, Inc.	3,487	$175,466
Stamps.com, Inc.(b)	2,941	733,309

		1,071,348

Leisure Products-7.17%
Callaway Golf Co.	17,053	355,726
Sturm Ruger & Co., Inc.	3,010	213,289
Vista Outdoor, Inc.(b)	10,513	204,057
YETI Holdings, Inc.(b)	12,133	623,393

		1,396,465

Multiline Retail-3.73%
Big Lots, Inc.	7,109	335,189
Macy’s, Inc.(c)	56,115	391,122

		726,311

Specialty Retail-20.63%
Abercrombie & Fitch Co., Class A	11,162	145,218
America’s Car-Mart, Inc.(b)	1,127	113,263
Asbury Automotive Group, Inc.(b)	3,496	369,842
Barnes & Noble Education, Inc.(b)	7,002	15,965
Bed Bath & Beyond, Inc.(c)	22,933	279,324
Boot Barn Holdings, Inc.(b)(c)	5,221	147,389
Buckle, Inc. (The)	5,193	97,317
Caleres, Inc.	7,291	56,943
Cato Corp. (The), Class A	3,831	30,648
Chico’s FAS, Inc.	21,815	27,923
Children’s Place, Inc. (The)(c)	2,636	52,628
Conn’s, Inc.(b)(c)	3,471	44,359
Designer Brands, Inc., Class A	9,843	69,393
Express, Inc.(b)	11,681	12,966
GameStop Corp., Class A(b)(c)	11,735	78,390
Genesco, Inc.(b)	2,528	49,296
Group 1 Automotive, Inc.	3,096	267,618
Guess?, Inc.	7,968	91,632
Haverty Furniture Cos., Inc.	3,129	66,084
Hibbett Sports, Inc.(b)	2,996	99,976
Lumber Liquidators Holdings, Inc.(b)	5,222	125,276
MarineMax, Inc.(b)	3,891	114,434
Michaels Cos., Inc. (The)(b)(c)	13,884	156,195
Monro, Inc.	6,031	277,969
ODP Corp. (The)	9,538	222,998
Rent-A-Center, Inc. (c)	8,771	269,270
Shoe Carnival, Inc.	1,608	52,871
Signet Jewelers Ltd. (b)	9,485	163,806
Sleep Number Corp.	5,008	240,384
Sonic Automotive, Inc., Class A(b)	4,366	184,507
Zumiez, Inc.	3,641	93,501

		4,017,385

Textiles, Apparel & Luxury Goods-11.01%
Capri Holdings Ltd.(b)	27,066	428,725
Crocs, Inc.(b)	12,209	487,261
Fossil Group, Inc.(b)	8,431	54,254
G-III Apparel Group Ltd.(b)	7,837	86,677
Kontoor Brands, Inc.	8,485	187,519
Movado Group, Inc.	2,994	32,665
Oxford Industries, Inc.	3,040	150,571
Steven Madden Ltd.	13,863	293,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements

28

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)–(continued)

August 31, 2020

	Shares	Value
Textiles, Apparel & Luxury Goods-(continued)
Unifi, Inc.(b)	2,641	$32,299
Vera Bradley, Inc.(b)	4,164	21,944
Wolverine World Wide, Inc.	14,712	367,506

		2,142,762

Total Common Stocks & Other Equity Interests (Cost $21,644,337)		19,393,616

Money Market Funds-0.10%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $19,479)	19,479	19,479

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.71% (Cost $21,663,816)		19,413,095

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-13.46%
Invesco Private Government Fund, 0.03%(d)(e)(f)	1,965,473	$1,965,473
Invesco Private Prime Fund, 0.14%(d)(e)(f)	655,040	655,171

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,620,644)		2,620,644

TOTAL INVESTMENTS IN SECURITIES-113.17% (Cost $24,284,460)		22,033,739
OTHER ASSETS LESS LIABILITIES-(13.17)%		(2,563,742)

NET ASSETS-100.00%		$19,469,997

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$5,021	$743,809	$(729,351)	$-	$-	$19,479	$227
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,274,237	10,871,367	(12,145,604)	-	-	-	9,628	*
Invesco Liquid Assets Portfolio, Institutional Class	424,746	2,856,679	(3,281,390)	-	(35)	-	3,560	*
Invesco Private Government Fund	-	11,201,121	(9,235,648)	-	-	1,965,473	233	*
Invesco Private Prime Fund	-	2,146,756	(1,491,631)	-	46	655,171	158	*

Total	$1,704,004	$27,819,732	$(26,883,624)	$-	$11	$2,640,123	$13,806

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Beverages-10.66%
Coca-Cola Consolidated, Inc.	6,783	$1,853,794
MGP Ingredients, Inc.	21,617	768,484
National Beverage Corp.(b)(c)	19,116	1,554,513

		4,176,791

Food & Staples Retailing-16.15%
Andersons, Inc. (The)	53,967	956,835
Chefs’ Warehouse, Inc. (The)(b)	50,707	750,971
PriceSmart, Inc.	28,330	1,862,697
SpartanNash Co.	58,529	1,169,409
United Natural Foods, Inc.(b)	87,953	1,587,552

		6,327,464

Food Products-32.88%
B&G Foods, Inc.(c)	98,455	3,065,889
Calavo Growers, Inc.	26,908	1,707,851
Cal-Maine Foods, Inc.(b)	55,943	2,158,840
Fresh Del Monte Produce, Inc.	49,316	1,143,638
J&J Snack Foods Corp.	22,914	3,115,158
John B. Sanfilippo & Son, Inc.	14,664	1,167,841
Seneca Foods Corp., Class A(b)	11,076	524,559

		12,883,776

Household Products-18.19%
Central Garden & Pet Co.(b)	14,751	600,218
Central Garden & Pet Co., Class A(b)	60,208	2,237,329
WD-40 Co.	20,988	4,289,528

		7,127,075

Personal Products-13.33%
Inter Parfums, Inc.	28,964	1,293,822
Medifast, Inc.	14,591	2,374,248
USANA Health Sciences, Inc.(b)	19,810	1,553,302

		5,221,372

	Shares	Value
Tobacco-8.79%
Universal Corp.	36,839	$1,599,181
Vector Group Ltd.	183,356	1,846,395

		3,445,576
Total Common Stocks & Other Equity Interests (Cost $42,984,823)		39,182,054

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $3,119)	3,119	3,119

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $42,987,942)		39,185,173

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.46%
Invesco Private Government Fund, 0.03%(d)(e)(f)	2,923,102	2,923,102
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,176,998	1,177,233

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,100,335)		4,100,335

TOTAL INVESTMENTS IN SECURITIES-110.47% (Cost $47,088,277)		43,285,508
OTHER ASSETS LESS LIABILITIES-(10.47)%		(4,103,365)

NET ASSETS-100.00%		$39,182,143

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$12,409	$1,771,176	$(1,780,466)	$-	$-	$3,119	$309
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,778,679	33,424,875	(37,203,554)	-	-	-	35,619	*
Invesco Liquid Assets Portfolio, Institutional Class	1,259,560	7,704,755	(8,963,885)	-	(430)	-	13,348	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap Consumer Staples ETF (PSCC)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Private Government Fund	$ -	$28,923,143	$(26,000,041)	$-	$ -	$2,923,102	$ 752	*
Invesco Private Prime Fund	-	6,527,840	(5,350,889)	-	282	1,177,233	482	*

Total	$5,050,648	$78,351,789	$(79,298,835)	$-	$(148)	$4,103,454	$50,510

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap Energy ETF (PSCE)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Energy Equipment & Services-48.93%
Archrock, Inc.	93,915	$616,082
Bristow Group, Inc.(b)	4,899	92,640
Core Laboratories N.V.	32,442	679,011
DMC Global, Inc.	10,790	382,290
Dril-Quip, Inc.(b)	25,506	845,014
Exterran Corp.(b)	20,456	94,098
Geospace Technologies Corp.(b)	10,055	65,860
Helix Energy Solutions Group, Inc.(b)	104,253	373,226
Helmerich & Payne, Inc.	78,129	1,287,566
Matrix Service Co.(b)	19,150	176,946
Nabors Industries Ltd.(c)	4,972	198,781
Newpark Resources, Inc.(b)	65,939	128,581
Oceaneering International, Inc.(b)	72,602	391,325
Oil States International, Inc.(b)	44,532	195,495
Patterson-UTI Energy, Inc.	136,380	525,063
ProPetro Holding Corp.(b)	60,241	378,313
RPC, Inc.(b)	37,885	118,580
SEACOR Holdings, Inc.(b)	12,938	408,970
US Silica Holdings, Inc.(c)	53,932	240,537

		7,198,378

Oil, Gas & Consumable Fuels-51.05%
Bonanza Creek Energy, Inc.(b)	13,678	274,107
Callon Petroleum Co.(b)(c)	29,081	192,807
CONSOL Energy, Inc.(b)	19,114	98,819
Dorian LPG Ltd.(b)	19,725	166,479
Green Plains, Inc.(b)	24,412	326,633
Gulfport Energy Corp.(b)	106,912	75,448
Laredo Petroleum, Inc.(b)	6,674	109,120
Matador Resources Co.(b)(c)	78,214	761,022
Oasis Petroleum, Inc.(b)	213,811	118,751
Par Pacific Holdings, Inc.(b)	28,388	246,408
PDC Energy, Inc.(b)	69,520	1,052,533
Penn Virginia Corp.(b)(c)	9,894	112,989
QEP Resources, Inc.	177,225	230,393

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Range Resources Corp.(c)	154,396	$1,151,794
Renewable Energy Group, Inc.(b)	28,405	949,579
REX American Resources Corp.(b)	4,028	248,850
SM Energy Co.	77,601	188,570
Southwestern Energy Co.(b)	394,021	1,095,378
Talos Energy, Inc.(b)	14,855	111,561

		7,511,241

Total Common Stocks & Other Equity Interests (Cost $22,431,042)		14,709,619

Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $3,793)	3,793	3,793

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $22,434,835)		14,713,412

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.31%
Invesco Private Government Fund, 0.03%(d)(e)(f)	696,441	696,441
Invesco Private Prime Fund, 0.14%(d)(e)(f)	232,121	232,167

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $928,608)		928,608

TOTAL INVESTMENTS IN SECURITIES-106.32% (Cost $23,363,443)		15,642,020
OTHER ASSETS LESS LIABILITIES-(6.32)%		(929,365)

NET ASSETS-100.00%		$14,712,655

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$ 9,419	$ 364,328	$ (369,954)	$-	$ -	$ 3,793	$ 101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap Energy ETF (PSCE)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$1,130,963	$17,319,524	$(18,450,487)	$-	$ -	$ -	$19,816*
Invesco Liquid Assets Portfolio, Institutional Class	390,071	4,991,331	(5,381,013)	-	(389)	-	7,404*
Invesco Private Government Fund	-	13,542,939	(12,846,498)	-	-	696,441	208*
Invesco Private Prime Fund	-	2,495,625	(2,263,546)	-	88	232,167	133*

Total	$1,530,453	$38,713,747	$(39,311,498)	$-	$(301)	$932,401	$27,662

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap Financials ETF (PSCF)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Banks-33.09%
Allegiance Bancshares, Inc.	2,972	$75,548
Ameris Bancorp	10,336	253,439
Banc of California, Inc.	7,001	76,941
BancFirst Corp.	2,843	125,092
BankUnited, Inc.	14,630	342,049
Banner Corp.	5,567	201,080
Berkshire Hills Bancorp, Inc.	6,834	62,736
Boston Private Financial Holdings, Inc.	12,953	76,941
Brookline Bancorp, Inc.	12,496	119,962
Cadence BanCorp	19,941	189,440
Central Pacific Financial Corp.	4,452	68,961
City Holding Co.	2,557	163,597
Columbia Banking System, Inc.	11,333	316,304
Community Bank System, Inc.	8,249	496,342
Customers Bancorp, Inc.(b)	4,585	58,550
CVB Financial Corp.	20,385	371,211
Dime Community Bancshares, Inc.	4,536	58,514
Eagle Bancorp, Inc.	5,098	146,720
FB Financial Corp.	4,858	131,166
First Bancorp (Puerto Rico)	34,545	197,943
First Commonwealth Financial Corp.	15,539	127,420
First Financial Bancorp	15,512	212,825
First Hawaiian, Inc.	20,558	339,824
First Midwest Bancorp, Inc.	18,085	225,339
Great Western Bancorp, Inc.	8,712	121,358
Hanmi Financial Corp.	4,849	46,211
Heritage Financial Corp.	5,683	113,319
Hope Bancorp, Inc.	19,507	165,029
Independent Bank Corp.	5,215	327,763
Independent Bank Group, Inc.	5,793	269,375
National Bank Holdings Corp., Class A	4,840	137,650
NBT Bancorp, Inc.	6,902	210,304
OFG Bancorp (Puerto Rico)	8,129	104,376
Old National Bancorp	26,090	364,738
Pacific Premier Bancorp, Inc.	12,797	289,084
Park National Corp.(c)	2,245	201,848
Preferred Bank	2,149	80,373
S&T Bancorp, Inc.	6,028	121,735
Seacoast Banking Corp. of Florida(b)	8,346	168,923
ServisFirst Bancshares, Inc.	7,333	268,754
Simmons First National Corp., Class A	17,255	294,543
Southside Bancshares, Inc.	4,914	135,405
Tompkins Financial Corp.	1,936	128,125
Triumph Bancorp, Inc.(b)	3,511	100,274
United Community Banks, Inc.	12,397	224,634
Veritex Holdings, Inc.	7,260	130,535
Westamerica Bancorporation	4,266	259,629

		8,701,929

Capital Markets-3.89%
Blucora, Inc.(b)	7,577	90,394
Brightsphere Investment Group, Inc.	9,871	136,812
Donnelley Financial Solutions, Inc.(b)	4,861	52,985
Greenhill & Co., Inc.	2,320	26,030
Piper Sandler Cos.	2,296	173,233
StoneX Group, Inc.(b)	2,586	146,626
Virtus Investment Partners, Inc.	1,148	162,901

	Shares	Value
Capital Markets-(continued)
Waddell & Reed Financial, Inc., Class A	10,392	$163,674
WisdomTree Investments, Inc.	18,825	70,406

		1,023,061

Consumer Finance-4.34%
Encore Capital Group, Inc.(b)	4,402	202,228
Enova International, Inc.(b)	4,757	81,249
EZCORP, Inc., Class A(b)	8,249	44,380
Green Dot Corp., Class A(b)	7,718	401,799
PRA Group, Inc.(b)	7,211	336,573
World Acceptance Corp.(b)(c)	832	75,704

		1,141,933

Equity REITs-31.99%
Acadia Realty Trust	13,632	154,587
Agree Realty Corp.	8,527	570,627
Alexander & Baldwin, Inc.	10,762	130,328
American Assets Trust, Inc.	7,610	194,435
Armada Hoffler Properties, Inc.	8,946	90,355
Brandywine Realty Trust	26,998	300,488
CareTrust REIT, Inc.	15,155	293,552
Chatham Lodging Trust	7,437	51,464
Community Healthcare Trust, Inc.	3,261	152,289
CoreCivic, Inc.	18,943	176,359
DiamondRock Hospitality Co.	31,550	167,215
Diversified Healthcare Trust	37,670	143,146
Easterly Government Properties, Inc.	11,895	287,740
Essential Properties Realty Trust, Inc.	14,567	247,202
Four Corners Property Trust, Inc.	11,136	281,184
Franklin Street Properties Corp.	16,986	75,248
Getty Realty Corp.	5,440	159,338
Global Net Lease, Inc.	14,166	247,905
Hersha Hospitality Trust	5,701	36,657
Independence Realty Trust, Inc.	14,996	175,603
Industrial Logistics Properties Trust	10,322	222,645
Innovative Industrial Properties, Inc.(c)	3,373	415,182
Investors Real Estate Trust	1,927	137,010
iStar, Inc.(c)	11,507	142,457
Kite Realty Group Trust	13,320	149,717
Lexington Realty Trust	43,744	497,369
LTC Properties, Inc.	6,210	226,603
National Storage Affiliates Trust	9,819	336,890
NexPoint Residential Trust, Inc.	3,463	143,368
Office Properties Income Trust	7,633	181,971
Pennsylvania REIT(c)	9,617	10,579
Retail Opportunity Investments Corp.	18,425	205,070
Retail Properties of America, Inc., Class A	33,906	213,947
RPT Realty	12,761	74,779
Safehold, Inc.	2,102	116,598
Saul Centers, Inc.	1,874	52,509
SITE Centers Corp.	23,550	176,860
Summit Hotel Properties, Inc.	16,722	98,493
Tanger Factory Outlet Centers, Inc.(c)	14,801	84,218
Uniti Group, Inc.	30,738	301,847
Universal Health Realty Income Trust	2,005	133,774
Urstadt Biddle Properties, Inc., Class A	4,750	44,175
Washington Prime Group, Inc.(c)	29,668	20,174
Washington REIT	13,035	285,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2020

	Shares	Value
Equity REITs-(continued)
Whitestone REIT	6,672	$42,901
Xenia Hotels & Resorts, Inc.	17,965	161,326

		8,412,172

Insurance-13.90%
Ambac Financial Group, Inc.(b)	7,249	91,555
American Equity Investment Life Holding Co.	14,493	346,528
AMERISAFE, Inc.	3,057	203,994
eHealth, Inc.(b)	4,056	256,015
Employers Holdings, Inc.	4,810	156,710
HCI Group, Inc.	998	54,611
Horace Mann Educators Corp.	6,538	255,374
James River Group Holdings Ltd.	4,833	235,415
Kinsale Capital Group, Inc.	3,278	679,300
Palomar Holdings, Inc.(b)	2,804	315,029
ProAssurance Corp.	8,526	130,618
Safety Insurance Group, Inc.	2,303	166,737
Stewart Information Services Corp.	3,750	160,012
Third Point Reinsurance Ltd. (Bermuda)(b)	12,771	109,320
Trupanion, Inc.(b)	4,725	296,399
United Fire Group, Inc.	3,367	84,781
United Insurance Holdings Corp.	3,267	24,731
Universal Insurance Holdings, Inc.	4,721	87,575

		3,654,704

Mortgage REITs-4.65%
Apollo Commercial Real Estate Finance, Inc.	22,653	202,518
ARMOUR Residential REIT, Inc.	10,227	99,100
Capstead Mortgage Corp.	15,264	94,179
Granite Point Mortgage Trust, Inc.	8,731	57,974
Invesco Mortgage Capital, Inc.(c)(d)	28,703	86,109
KKR Real Estate Finance Trust, Inc.	3,689	67,140
New York Mortgage Trust, Inc.	59,771	157,795
PennyMac Mortgage Investment Trust	15,810	270,983
Ready Capital Corp.	5,992	61,298
Redwood Trust, Inc.	18,183	126,008

		1,223,104

Real Estate Management & Development-1.99%
Marcus & Millichap, Inc.(b)	3,731	105,251
RE/MAX Holdings, Inc., Class A	2,870	100,852
Realogy Holdings Corp.	18,269	202,421
St. Joe Co. (The)(b)	4,944	114,750

		523,274

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Thrifts & Mortgage Finance-6.01%
Axos Financial, Inc.(b)	8,218	$203,642
Flagstar Bancorp, Inc.	6,467	203,193
HomeStreet, Inc.	3,704	101,378
Meta Financial Group, Inc.	5,041	97,190
NMI Holdings, Inc., Class A(b)	13,420	230,153
Northfield Bancorp, Inc.	6,869	66,355
Northwest Bancshares, Inc.	18,787	189,937
Provident Financial Services, Inc.	11,092	146,193
TrustCo Bank Corp.	15,270	91,009
Walker & Dunlop, Inc.	4,574	250,564

		1,579,614

Total Common Stocks & Other Equity Interests (Cost $35,053,266)		26,259,791

Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $12,423)	12,423	12,423

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $35,065,689)		26,272,214

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.12%
Invesco Private Government Fund, 0.03%(d)(e)(f)	812,376	812,376
Invesco Private Prime Fund, 0.14%(d)(e)(f)	270,744	270,798

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,083,174)		1,083,174

TOTAL INVESTMENTS IN SECURITIES-104.03% (Cost $36,148,863)		27,355,388
OTHER ASSETS LESS LIABILITIES-(4.03)%		(1,058,515)

NET ASSETS-100.00%		$26,296,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Mortgage Capital, Inc.	$1,486,407	$352,758	$(1,393,637)	$(110,509)	$(248,910)	$86,109	$83,622
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	87,739	5,488,949	(5,564,265)	-	-	12,423	1,507
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,127,354	17,058,979	(20,186,333)	-	-	-	23,633*
Invesco Liquid Assets Portfolio, Institutional Class	1,163,251	5,050,542	(6,213,628)	-	(165)	-	8,831*
Invesco Private Government Fund	-	6,191,307	(5,378,931)	-	-	812,376	125*
Invesco Private Prime Fund	-	1,178,131	(907,371)	-	38	270,798	80*

Total	$5,864,751	$35,320,666	$(39,644,165)	$(110,509)	$(249,037)	$1,181,706	$117,798

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Health Care ETF (PSCH)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Biotechnology-17.28%
Anika Therapeutics, Inc.(b)	61,200	$2,345,796
Coherus Biosciences, Inc.(b)(c)	262,800	4,985,316
Cytokinetics, Inc.(b)(c)	286,550	6,865,738
Eagle Pharmaceuticals, Inc.(b)	43,640	1,731,635
Enanta Pharmaceuticals, Inc.(b)	69,823	3,644,063
Momenta Pharmaceuticals, Inc.(b)	505,626	26,378,509
Myriad Genetics, Inc.(b)	321,276	4,295,460
REGENXBIO, Inc.(b)	136,408	4,163,172
Spectrum Pharmaceuticals, Inc.(b)	494,697	2,082,674
Vanda Pharmaceuticals, Inc.(b)	233,746	2,405,246
Xencor, Inc.(b)	212,896	7,611,032

		66,508,641

Health Care Equipment & Supplies-27.56%
AngioDynamics, Inc.(b)	162,436	1,521,213
Cardiovascular Systems, Inc.(b)	152,004	4,965,971
CONMED Corp.	122,506	10,573,493
CryoLife, Inc.(b)	162,631	3,288,399
Cutera, Inc.(b)	75,253	1,231,892
Glaukos Corp.(b)(c)	170,864	8,172,425
Heska Corp.(b)	36,425	3,773,630
Inogen, Inc.(b)	78,858	2,383,877
Integer Holdings Corp.(b)	140,953	9,762,405
Invacare Corp.	148,320	1,005,610
Lantheus Holdings, Inc.(b)	284,577	3,819,023
LeMaitre Vascular, Inc.	71,305	2,301,725
Meridian Bioscience, Inc.(b)	184,579	2,609,947
Merit Medical Systems, Inc.(b)	237,824	11,677,158
Mesa Laboratories, Inc.	17,431	4,286,632
Natus Medical, Inc.(b)	145,662	2,645,222
Neogen Corp.(b)	227,289	17,319,422
OraSure Technologies, Inc.(b)	305,443	3,579,792
Orthofix Medical, Inc.(b)	82,750	2,510,635
SurModics, Inc.(b)	58,640	2,653,460
Tactile Systems Technology, Inc.(b)	82,880	3,185,078
Varex Imaging Corp.(b)	168,491	1,868,565
Zynex, Inc.(b)(c)	65,798	973,810

		106,109,384

Health Care Providers & Services-24.61%
Addus HomeCare Corp.(b)	58,044	5,436,401
AMN Healthcare Services, Inc.(b)	201,726	10,860,928
BioTelemetry, Inc.(b)	146,476	5,797,520
Community Health Systems, Inc.(b)	515,665	2,665,988
CorVel Corp.(b)	37,942	3,149,945
Covetrus, Inc.(b)	417,995	9,576,265
Cross Country Healthcare, Inc.(b)	161,429	1,031,531
Ensign Group, Inc. (The)	216,637	12,681,930
Hanger, Inc.(b)	162,859	3,218,094
Magellan Health, Inc.(b)	95,395	7,198,507
Owens & Minor, Inc.	271,517	4,501,752
Pennant Group, Inc. (The)(b)	113,051	4,187,409
Providence Service Corp. (The)(b)	49,306	4,565,243
RadNet, Inc.(b)	180,264	2,599,407

	Shares	Value
Health Care Providers & Services-(continued)
Select Medical Holdings Corp.(b)	461,272	$9,257,729
Tivity Health, Inc.(b)(c)	188,044	3,076,400
US Physical Therapy, Inc.	55,348	4,920,437

		94,725,486

Health Care Technology-11.21%
Allscripts Healthcare Solutions, Inc.(b)	696,942	6,223,692
Computer Programs & Systems, Inc.	54,406	1,488,548
HealthStream, Inc.(b)	108,931	2,256,506
HMS Holdings Corp.(b)	379,715	10,590,251
NextGen Healthcare, Inc.(b)	210,799	2,795,195
Omnicell, Inc.(b)	183,045	12,205,441
Simulations Plus, Inc.	52,831	3,147,671
Tabula Rasa HealthCare, Inc.(b)(c)	87,850	4,445,210

		43,152,514

Life Sciences Tools & Services-9.93%
Luminex Corp.	182,765	4,877,998
Medpace Holdings, Inc.(b)	115,477	14,987,760
NeoGenomics, Inc.(b)	471,668	18,371,468

		38,237,226

Pharmaceuticals-9.43%
AMAG Pharmaceuticals, Inc.(b)(c)	147,691	1,530,079
Amphastar Pharmaceuticals, Inc.(b)	145,327	2,961,764
ANI Pharmaceuticals, Inc.(b)	40,913	1,283,032
Corcept Therapeutics, Inc.(b)	442,759	5,623,039
Endo International PLC(b)	880,971	2,651,723
Innoviva, Inc.(b)	288,165	3,374,412
Lannett Co., Inc.(b)	144,323	759,139
Pacira BioSciences, Inc.(b)	180,856	11,307,117
Phibro Animal Health Corp., Class A	87,427	1,876,183
Supernus Pharmaceuticals, Inc.(b)	225,348	4,955,403

		36,321,891

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $443,928,316)		385,055,142

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.97%
Invesco Private Government Fund, 0.03%(d)(e)(f)	14,338,219	14,338,219
Invesco Private Prime Fund, 0.14%(d)(e)(f)	4,778,540	4,779,495

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,117,714)		19,117,714

TOTAL INVESTMENTS IN SECURITIES-104.99% (Cost $463,046,030)		404,172,856
OTHER ASSETS LESS LIABILITIES-(4.99)%		(19,215,428)

NET ASSETS-100.00%		$384,957,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P SmallCap Health Care ETF (PSCH)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$ -	$ 47,040,844	$ (47,040,844)	$-	$ -	$ -	$ 11,075

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	9,247,252	119,189,080	(128,436,332)	-	-	-	137,207	*

Invesco Liquid Assets Portfolio, Institutional Class	3,103,587	37,405,309	(40,507,636)	-	(1,260)	-	51,035	*

Invesco Private Government Fund	-	60,625,639	(46,287,420)	-	-	14,338,219	1,673	*

Invesco Private Prime Fund	-	13,365,798	(8,586,583)	-	280	4,779,495	1,204	*

Total	$ 12,350,839	$ 277,626,670	$ (270,858,815)	$-	$ (980)	$ 19,117,714	$202,194

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap Industrials ETF (PSCI)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Aerospace & Defense-8.52%
AAR Corp.	11,894	$240,021
Aerojet Rocketdyne Holdings, Inc.(b)	26,013	1,076,158
AeroVironment, Inc.(b)	7,784	594,620
Cubic Corp.	11,282	531,157
Kaman Corp.	9,965	460,881
Moog, Inc., Class A	10,816	652,097
National Presto Industries, Inc.	1,821	163,762
Park Aerospace Corp.	7,027	77,929
Triumph Group, Inc.	18,689	135,121

		3,931,746

Air Freight & Logistics-4.41%
Atlas Air Worldwide Holdings, Inc.(b)	9,418	531,081
Echo Global Logistics, Inc.(b)	9,593	262,081
Forward Air Corp.	10,083	594,796
Hub Group, Inc., Class A(b)	12,085	650,656

		2,038,614

Airlines-3.12%
Allegiant Travel Co.	4,730	608,278
Hawaiian Holdings, Inc.	16,563	222,607
SkyWest, Inc.	18,073	608,156

		1,439,041

Building Products-15.39%
AAON, Inc.	14,669	835,106
American Woodmark Corp.(b)	5,613	491,138
Apogee Enterprises, Inc.	9,488	198,584
Gibraltar Industries, Inc.(b)	11,681	729,420
Griffon Corp.	18,391	399,636
Insteel Industries, Inc.	6,595	121,612
Patrick Industries, Inc.	7,964	447,657
PGT Innovations, Inc.(b)	21,240	385,081
Quanex Building Products Corp.	11,825	198,778
Resideo Technologies, Inc.(b)	44,390	593,050
Simpson Manufacturing Co., Inc.	14,242	1,400,558
UFP Industries, Inc.	22,008	1,306,175

		7,106,795

Commercial Services & Supplies-10.77%
ABM Industries, Inc.	24,012	915,818
Brady Corp., Class A	17,426	817,105
Deluxe Corp.	15,078	428,215
Harsco Corp.(b)	28,434	402,341
Interface, Inc.	21,079	159,357
Matthews International Corp., Class A	11,271	246,835
Pitney Bowes, Inc.	62,225	341,615
RR Donnelley & Sons Co.	25,701	33,926
Team, Inc.(b)	11,041	70,331
UniFirst Corp.	5,490	1,057,484
US Ecology, Inc.	9,198	341,522
Viad Corp.	7,347	157,446

		4,971,995

Construction & Engineering-4.75%
Aegion Corp.(b)	11,060	179,006
Arcosa, Inc.	17,346	802,946
Comfort Systems USA, Inc.	13,120	664,791

	Shares	Value
Construction & Engineering-(continued)
Granite Construction, Inc.	16,847	$313,186
MYR Group, Inc.(b)	6,015	233,442

		2,193,371

Electrical Equipment-2.98%
AZZ, Inc.	9,430	327,504
Encore Wire Corp.	7,409	382,379
Powell Industries, Inc.	3,181	85,855
Vicor Corp.(b)	6,667	580,229

		1,375,967

Industrial Conglomerates-0.69%
Raven Industries, Inc.	12,918	321,012

Machinery-32.57%
Alamo Group, Inc.	3,505	388,704
Albany International Corp., Class A	11,065	574,273
Astec Industries, Inc.	8,142	429,246
Barnes Group, Inc.	17,092	676,843
Chart Industries, Inc.(b)	12,720	835,958
CIRCOR International, Inc.(b)	7,206	213,658
Enerpac Tool Group Corp.	19,167	398,674
EnPro Industries, Inc.	7,394	432,697
ESCO Technologies, Inc.	9,411	846,237
Federal Signal Corp.	21,715	697,486
Franklin Electric Co., Inc.	13,788	818,456
Greenbrier Cos., Inc. (The)	11,775	320,162
Hillenbrand, Inc.	26,891	852,714
John Bean Technologies Corp.	11,405	1,169,126
Lindsay Corp.	3,906	390,327
Lydall, Inc.(b)	6,379	119,798
Meritor, Inc.(b)	26,045	592,784
Mueller Industries, Inc.	20,464	607,781
Proto Labs, Inc.(b)	9,585	1,408,995
SPX Corp.(b)	16,030	670,535
SPX FLOW, Inc.(b)	15,373	668,418
Standex International Corp.	4,474	258,776
Tennant Co.	6,648	441,893
Titan International, Inc.	18,131	43,152
Wabash National Corp.	19,051	232,613
Watts Water Technologies, Inc., Class A	9,894	947,350

		15,036,656

Marine-1.35%
Matson, Inc.	15,514	621,646

Professional Services-6.43%
Exponent, Inc.	18,565	1,493,647
Forrester Research, Inc.(b)	3,854	136,663
Heidrick & Struggles International, Inc.	6,947	150,264
Kelly Services, Inc., Class A	12,011	228,089
Korn Ferry	19,840	605,120
Resources Connection, Inc.	10,891	133,850
TrueBlue, Inc.(b)	13,022	220,332

		2,967,965

Road & Rail-4.97%
ArcBest Corp.	9,105	307,931
Heartland Express, Inc.	16,715	345,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P SmallCap Industrials ETF (PSCI)–(continued)

August 31, 2020

	Shares	Value
Road & Rail-(continued)
Marten Transport Ltd.	21,059	$382,431
Saia, Inc.(b)	9,388	1,259,870

		2,295,982

Trading Companies & Distributors-3.96%
Applied Industrial Technologies, Inc.	13,988	842,218
DXP Enterprises, Inc.(b)	5,813	111,842
Foundation Building Materials, Inc.(b)	6,385	103,629
GMS, Inc.(b)	15,256	404,131
NOW, Inc.(b)	39,400	286,438
Veritiv Corp.(b)	4,519	78,540

		1,826,798

Total Common Stocks & Other Equity Interests (Cost $50,144,061)		46,127,588

	Shares	Value
Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $17,286)	17,286	$17,286

TOTAL INVESTMENTS IN SECURITIES-99.95% (Cost $50,161,347)		46,144,874
OTHER ASSETS LESS LIABILITIES-0.05%		22,916

NET ASSETS-100.00%		$46,167,790

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$ 874,278	$ 640,155	$ (1,497,147)	$-	$ -	$17,286	$ 269
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	152,184	5,841,808	(5,993,992)	-	-	-	3,999	*
Invesco Liquid Assets Portfolio, Institutional Class	50,728	1,755,700	(1,806,490)	-	62	-	1,478	*
Invesco Private Government Fund	-	2,888,039	(2,888,039)	-	-	-	16	*
Invesco Private Prime Fund	-	95,326	(95,327)	-	1	-	1	*

Total	$1,077,190	$11,221,028	$(12,280,995)	$-	$63	$17,286	$5,763

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Information Technology ETF (PSCT)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communications Equipment-7.80%
ADTRAN, Inc.	123,988	$1,375,027
Applied Optoelectronics, Inc.(b)(c)	49,957	581,000
CalAmp Corp.(b)	88,838	725,806
Comtech Telecommunications Corp.	63,941	1,061,421
Digi International, Inc.(b)	74,859	1,019,580
Extreme Networks, Inc.(b)	310,784	1,358,126
Harmonic, Inc.(b)	249,692	1,473,183
NETGEAR, Inc.(b)	76,393	2,547,706
Plantronics, Inc.	86,249	1,066,038
Viavi Solutions, Inc.(b)	589,386	7,859,462

		19,067,349

Electronic Equipment, Instruments & Components-26.82%
Arlo Technologies, Inc.(b)	201,725	1,155,884
Badger Meter, Inc.	75,277	4,643,838
Bel Fuse, Inc., Class B	26,165	314,503
Benchmark Electronics, Inc.	94,149	1,846,262
CTS Corp.	83,403	1,743,123
Daktronics, Inc.	96,726	427,529
ePlus, Inc.(b)	34,903	2,677,758
Fabrinet (Thailand)(b)	94,939	6,624,843
FARO Technologies, Inc.(b)	45,810	2,588,265
Insight Enterprises, Inc.(b)	91,170	5,452,422
Itron, Inc.(b)	92,409	5,504,804
Knowles Corp.(b)	222,425	3,349,721
Methode Electronics, Inc.	95,892	2,714,703
MTS Systems Corp.	46,251	1,128,524
OSI Systems, Inc.(b)	43,305	3,410,269
PC Connection, Inc.	28,348	1,255,533
Plexus Corp.(b)	75,456	5,739,938
Rogers Corp.(b)	48,248	5,466,981
Sanmina Corp.(b)	176,340	4,990,422
ScanSource, Inc.(b)	65,529	1,617,911
TTM Technologies, Inc.(b)	255,448	2,927,434

		65,580,667

IT Services-16.28%
Cardtronics PLC, Class A(b)	93,111	2,021,440
CSG Systems International, Inc.	85,487	3,639,181
EVERTEC, Inc. (Puerto Rico)	154,209	5,400,399
ExlService Holdings, Inc.(b)	88,718	5,650,449
ManTech International Corp., Class A	69,996	5,239,201
NIC, Inc.	173,140	3,701,733
Perficient, Inc.(b)	85,528	3,670,006
Sykes Enterprises, Inc.(b)	97,387	3,223,997
TTEC Holdings, Inc.	45,778	2,595,155
Unisys Corp.(b)	135,123	1,575,534
Virtusa Corp.(b)	77,903	3,080,285

		39,797,380

Semiconductors & Semiconductor Equipment-28.12%
Advanced Energy Industries, Inc.(b)	98,931	7,332,766
Axcelis Technologies, Inc.(b)	84,993	2,008,385
Brooks Automation, Inc.	190,692	9,845,428
CEVA, Inc.(b)	56,889	2,403,560
Cohu, Inc.	107,815	1,854,418
Diodes, Inc.(b)	107,819	5,268,036
DSP Group, Inc.(b)	60,001	860,414

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
FormFactor, Inc.(b)	196,905	$5,145,128
Ichor Holdings Ltd.(b)	58,966	1,483,585
Kulicke & Soffa Industries, Inc. (Singapore)	161,397	3,870,300
MaxLinear, Inc.(b)	170,232	4,145,149
Onto Innovation, Inc.(b)	123,013	3,842,926
PDF Solutions, Inc.(b)	72,887	1,508,761
Photronics, Inc.(b)	168,356	1,688,611
Power Integrations, Inc.	154,292	8,635,723
Rambus, Inc.(b)	292,854	3,933,029
SMART Global Holdings, Inc.(b)	35,357	890,996
Ultra Clean Holdings, Inc.(b)	103,155	2,529,361
Veeco Instruments, Inc.(b)	127,789	1,519,411

		68,765,987

Software-19.60%
8x8, Inc.(b)	267,949	4,522,979
Agilysys, Inc.(b)	52,029	1,319,976
Alarm.com Holdings, Inc.(b)	109,664	6,565,584
Bottomline Technologies (DE), Inc.(b)	98,111	4,673,027
Ebix, Inc.(c)	57,576	1,328,278
LivePerson, Inc.(b)	159,165	9,495,784
MicroStrategy, Inc., Class A(b)	19,982	2,886,200
OneSpan, Inc.(b)	84,423	1,819,315
Progress Software Corp.	115,793	4,387,397
SPS Commerce, Inc.(b)	90,301	7,213,244
Xperi Holding Corp.	297,343	3,725,708

		47,937,492

Technology Hardware, Storage & Peripherals-1.37%
3D Systems Corp.(b)(c)	307,340	1,687,296
Diebold Nixdorf, Inc.(b)	200,343	1,670,861

		3,358,157

Total Common Stocks & Other Equity Interests (Cost $240,681,440)		244,507,032

Money Market Funds-0.00%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $13,058)	13,058	13,058

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $240,694,498)		244,520,090

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.54%
Invesco Private Government Fund, 0.03%(d)(e)(f)	2,815,934	2,815,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P SmallCap Information Technology ETF (PSCT)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	938,482	$938,669

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,754,603)		3,754,603

TOTAL INVESTMENTS IN SECURITIES-101.53% (Cost $244,449,101)		248,274,693
OTHER ASSETS LESS LIABILITIES-(1.53)%		(3,733,318)

NET ASSETS-100.00%		$244,541,375

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government
Money Portfolio, Institutional Class	$ 26,379	$11,318,348	$(11,331,669)	$-	$-	$ 13,058	$ 804
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,210,992	25,482,777	(28,693,769)	-	-	-	26,241	*
Invesco Liquid Assets Portfolio, Institutional Class	1,070,331	6,911,501	(7,981,844)	-	12	-	9,793	*
Invesco Private Government Fund	-	22,467,807	(19,651,873)	-	-	2,815,934	384	*
Invesco Private Prime Fund	-	2,879,433	(1,940,869)	-	105	938,669	236	*

Total	$4,307,702	$69,059,866	$(69,600,024)	$-	$117	$3,767,661	$37,458

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Materials ETF (PSCM)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.61%
Chemicals-55.74%
AdvanSix, Inc.(b)	6,623	$84,311
American Vanguard Corp.	6,279	88,848
Balchem Corp.	7,600	742,520
Ferro Corp.(b)	19,553	243,826
FutureFuel Corp.	6,104	73,858
GCP Applied Technologies, Inc.(b)	12,823	334,167
H.B. Fuller Co.	12,091	582,423
Hawkins, Inc.	2,233	112,141
Innospec, Inc.	5,778	431,559
Koppers Holdings, Inc.(b)	4,970	119,578
Kraton Corp.(b)	7,540	105,862
Livent Corp.(b)	34,742	294,612
Quaker Chemical Corp.	3,049	579,310
Rayonier Advanced Materials, Inc.(b)	11,791	37,260
Stepan Co.	4,704	542,324
Tredegar Corp.	5,870	99,379
Trinseo S.A.	9,090	226,432

		4,698,410

Construction Materials-1.19%
US Concrete, Inc.(b)	3,748	100,034

Containers & Packaging-1.54%
Myers Industries, Inc.	8,473	129,637

Metals & Mining-27.28%
Arconic Corp.(b)	20,239	450,318
Carpenter Technology Corp.	11,342	238,522
Century Aluminum Co.(b)	11,930	117,749
Cleveland-Cliffs, Inc.(c)	93,744	616,835
Haynes International, Inc.	2,967	55,602
Kaiser Aluminum Corp.	3,743	240,600
Materion Corp.	4,828	263,561
Olympic Steel, Inc.	2,139	23,529

	Shares	Value
Metals & Mining-(continued)
SunCoke Energy, Inc.	19,571	$70,064
TimkenSteel Corp.(b)	9,427	35,540
Warrior Met Coal, Inc.	12,126	187,589

		2,299,909

Paper & Forest Products-13.86%
Boise Cascade Co.	8,672	397,178
Clearwater Paper Corp.(b)	3,925	132,116
Mercer International, Inc. (Germany)	9,493	79,551
Neenah, Inc.	3,994	176,854
PH Glatfelter Co.	10,544	158,055
Schweitzer-Mauduit International, Inc., Class A	7,395	224,290

		1,168,044

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.61% (Cost $10,374,722)		8,396,034

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.34%
Invesco Private Government Fund, 0.03%(d)(e)(f)	463,942	463,942
Invesco Private Prime Fund, 0.14%(d)(e)(f)	154,622	154,653

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $618,595)		618,595

TOTAL INVESTMENTS IN SECURITIES-106.95% (Cost $10,993,317)		9,014,629
OTHER ASSETS LESS LIABILITIES-(6.95)%		(585,942)

NET ASSETS-100.00%		$8,428,687

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$ 201	$ 528,936	$ (529,137)	$ -	$ -	$ -	$ 105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P SmallCap Materials ETF (PSCM)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$275,653	$ 3,187,809	$ (3,463,462)	$ -	$ -	$ -	$4,431*
Invesco Liquid Assets Portfolio, Institutional Class	91,885	814,885	(906,652)	(2)	(116)	-	1,677*
Invesco Private Government Fund	-	7,307,897	(6,843,955)	-	-	463,942	87*
Invesco Private Prime Fund	-	938,667	(784,035)	-	21	154,653	59*

Total	$367,739	$12,778,194	$(12,527,241)	$(2)	$ (95)	$618,595	$6,359

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.70%
Diversified Telecommunication Services-35.60%
ATN International, Inc.	13,113	$760,554
Cincinnati Bell, Inc.(b)	61,013	918,856
Cogent Communications Holdings, Inc.	31,566	2,123,129
Consolidated Communications Holdings, Inc.(b)	88,135	685,690
Iridium Communications, Inc.(b)	73,605	2,061,676
Vonage Holdings Corp.(b)	111,423	1,275,794

		7,825,699

Entertainment-6.55%
Glu Mobile, Inc.(b)	126,257	1,002,481
Marcus Corp. (The)	27,912	437,381

		1,439,862

Gas Utilities-8.63%
Northwest Natural Holding Co.	18,674	954,428
South Jersey Industries, Inc.	42,573	942,992

		1,897,420

Interactive Media & Services-3.37%
QuinStreet, Inc.(b)	56,420	741,923

Media-16.39%
E.W. Scripps Co. (The), Class A	66,209	736,244
Gannett Co., Inc.(c)	159,394	275,752
Meredith Corp.(c)	48,633	680,862
Scholastic Corp.	36,337	817,582
TechTarget, Inc.(b)	27,571	1,094,017

		3,604,457

Multi-Utilities-8.49%
Avista Corp.	50,620	1,865,853

Water Utilities-14.39%
American States Water Co.	27,745	2,110,840
California Water Service Group	23,218	1,052,704

		3,163,544

	Shares	Value
Wireless Telecommunication Services-6.28%
Shenandoah Telecommunications Co.	20,773	$1,148,747
Spok Holdings, Inc.	21,327	231,184

		1,379,931

Total Common Stocks & Other Equity Interests (Cost $25,188,330)		21,918,689

Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $11,301)	11,301	11,301

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $25,199,631)		21,929,990

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.38%
Invesco Private Government Fund, 0.03%(d)(e)(f)	557,235	557,235
Invesco Private Prime Fund, 0.14%(d)(e)(f)	185,709	185,746

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $742,981)		742,981

TOTAL INVESTMENTS IN SECURITIES-103.13% (Cost $25,942,612)		22,672,971
OTHER ASSETS LESS LIABILITIES-(3.13)%		(688,286)

NET ASSETS-100.00%		$21,984,685

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$102,756	$ 5,509,097	$ (5,600,552)	$-	$ -	$ 11,301	$ 600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$210,052	$ 9,592,830	$ (9,802,882)	$-	$ -	$ -	$ 8,403*
Invesco Liquid Assets Portfolio, Institutional Class	70,010	2,863,006	(2,933,020)	-	4	-	3,092*
Invesco Private Government Fund	-	4,063,675	(3,506,440)	-	-	557,235	37*
Invesco Private Prime Fund	-	694,342	(508,606)	-	10	185,746	29*

Total	$382,818	$22,722,950	$(22,351,500)	$-	$14	$754,282	$12,161

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

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47

Statements of Assets and Liabilities

August 31, 2020

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Assets:
Unaffiliated investments in securities, at value(a)	$234,320,807	$19,393,616	$39,182,054	$14,709,619
Affiliated investments in securities, at value(a)	25,579,115	2,640,123	4,103,454	932,401
Receivable for:
Dividends	16,945	4,578	6,639	-
Securities lending	65,485	1,418	3,182	5,927
Investments sold	-	1,112,851	11,926,333	29,334
Investments sold - affiliated broker	-	2,187,963	-	-

Total assets	259,982,352	25,340,549	55,221,662	15,677,281

Liabilities:
Due to custodian	8,685	-	-	-
Payable for:
Investments purchased	-	-	-	32,194
Collateral upon return of securities loaned	25,483,373	2,620,644	4,100,335	928,608
Fund shares repurchased	-	3,245,181	11,926,696	-
Accrued unitary management fees	117,182	4,727	12,488	3,824

Total liabilities	25,609,240	5,870,552	16,039,519	964,626

Net Assets	$234,373,112	$19,469,997	$39,182,143	$14,712,655

Net assets consist of:
Shares of beneficial interest	$477,315,163	$30,891,380	$54,527,196	$89,119,770
Distributable earnings (loss)	(242,942,051)	(11,421,383)	(15,345,053)	(74,407,115)

Net Assets	$234,373,112	$19,469,997	$39,182,143	$14,712,655

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,950,000	300,000	500,000	4,200,000
Net asset value	$59.33	$64.90	$78.36	$3.50

Market price	$59.39	$64.92	$78.57	$3.52

Unaffiliated investments in securities, at cost	$189,695,608	$21,644,337	$42,984,823	$22,431,042

Affiliated investments in securities, at cost	$25,579,116	$2,640,123	$4,103,454	$932,401

(a) Includes securities on loan with an aggregate value of:	$25,049,500	$2,563,446	$3,982,143	$864,139

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$26,173,682	$385,055,142	$46,127,588	$244,507,032	$8,396,034	$21,918,689
1,181,706	19,117,714	17,286	3,767,661	618,595	754,282

34,003	9,564	32,992	82,594	12,406	60,168
1,658	4,017	2	574	152	105
633,916	-	-	-	-	-
-	-	-	-	29,353	-

28,024,965	404,186,437	46,177,868	248,357,861	9,056,540	22,733,244

-	16,939	-	-	7,173	-

638,429	-	-	-	-	-
1,083,174	19,117,714	-	3,754,603	618,595	742,981
-	-	-	-	-	-
6,489	94,356	10,078	61,883	2,085	5,578

1,728,092	19,229,009	10,078	3,816,486	627,853	748,559

$26,296,873	$384,957,428	$46,167,790	$244,541,375	$8,428,687	$21,984,685

$39,464,846	$516,799,761	$56,485,255	$259,414,878	$13,920,430	$31,745,103
(13,167,973)	(131,842,333)	(10,317,465)	(14,873,503)	(5,491,743)	(9,760,418)

$26,296,873	$384,957,428	$46,167,790	$244,541,375	$8,428,687	$21,984,685

650,000	2,900,000	700,000	2,700,000	200,000	450,000
$40.46	$132.74	$65.95	$90.57	$42.14	$48.85

$40.54	$132.83	$66.05	$90.67	$41.99	$48.91

$34,583,780	$443,928,316	$50,144,061	$240,681,440	$10,374,722	$25,188,330

$1,565,083	$19,117,714	$17,286	$3,767,661	$618,595	$754,282

$1,030,493	$18,652,636	$-	$3,533,790	$609,736	$678,644

49

Statements of Operations

For the year ended August 31, 2020

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Investment income:
Unaffiliated dividend income	$1,391,626	$238,330	$811,362	$165,421
Affiliated dividend income	4,477	227	309	101
Securities lending income	694,412	29,238	66,412	55,727
Foreign withholding tax	(2,053)	-	-	(104)

Total investment income	2,088,462	267,795	878,083	221,145

Expenses:
Unitary management fees	1,270,120	56,696	130,410	49,234

Less: Waivers	(593)	(27)	(45)	(14)

Net expenses	1,269,527	56,669	130,365	49,220

Net investment income (loss)	818,935	211,126	747,718	171,925

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(57,139,509)	(3,864,216)	(5,058,359)	(20,472,894)
Affiliated investment securities	(946)	11	(148)	(301)
Unaffiliated in-kind redemptions	56,244,096	1,475,251	6,232,240	1,226,098
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	(896,359)	(2,388,954)	1,173,733	(19,247,097)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	5,778,307	5,091,787	3,019,613	9,081,669
Affiliated investment securities	(1)	-	-	-

Change in net unrealized appreciation (depreciation)	5,778,306	5,091,787	3,019,613	9,081,669

Net realized and unrealized gain (loss)	4,881,947	2,702,833	4,193,346	(10,165,428)

Net increase (decrease) in net assets resulting from operations	$5,700,882	$2,913,959	$4,941,064	$(9,993,503)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$2,312,408	$402,152	$484,852	$1,168,956	$206,179	$684,522
85,129	11,075	269	804	105	600
38,833	44,606	565	14,955	7,802	28,621
(2,153)	-	-	-	(1,284)	-

2,434,217	457,833	485,686	1,184,715	212,802	713,743

226,465	1,250,954	136,738	821,640	33,006	100,076

(189)	(1,789)	(31)	(279)	(18)	(98)

226,276	1,249,165	136,707	821,361	32,988	99,978

2,207,941	(791,332)	348,979	363,354	179,814	613,765

(4,562,314)	(45,725,522)	(3,345,988)	(5,467,872)	(1,898,221)	(4,808,122)
(129,377)	(980)	63	117	(95)	14
1,931,914	51,149,550	(511,082)	32,719,972	(1,120,920)	2,775,182
(119,660)	-	-	-	-	-

(2,879,437)	5,423,048	(3,857,007)	27,252,217	(3,019,236)	(2,032,926)

(4,685,863)	42,905,790	2,344,318	(7,922,730)	3,599,601	(662,580)
(110,509)	-	-	-	(2)	-

(4,796,372)	42,905,790	2,344,318	(7,922,730)	3,599,599	(662,580)

(7,675,809)	48,328,838	(1,512,689)	19,329,487	580,363	(2,695,506)

$(5,467,868)	$47,537,506	$(1,163,710)	$19,692,841	$760,177	$(2,081,741)

51

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco DWA SmallCap Momentum ETF (DWAS)		Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$818,935	$(85,314)	$211,126	$600,065
Net realized gain (loss)	(896,359)	(15,499,347)	(2,388,954)	428,508
Change in net unrealized appreciation (depreciation)	5,778,306	(48,298,523)	5,091,787	(15,935,546)

Net increase (decrease) in net assets resulting from operations	5,700,882	(63,883,184)	2,913,959	(14,906,973)

Distributions to Shareholders from:
Distributable earnings	(729,666)	-	(234,072)	(792,177)

Shareholder Transactions:
Proceeds from shares sold	280,618,408	225,176,675	19,431,251	13,006,122
Value of shares repurchased	(315,226,495)	(351,255,273)	(25,590,390)	(67,075,644)

Net increase (decrease) in net assets resulting from share transactions	(34,608,087)	(126,078,598)	(6,159,139)	(54,069,522)

Net increase (decrease) in net assets	(29,636,871)	(189,961,782)	(3,479,252)	(69,768,672)

Net assets:
Beginning of year	264,009,983	453,971,765	22,949,249	92,717,921

End of year	$234,373,112	$264,009,983	$19,469,997	$22,949,249

Changes in Shares Outstanding:
Shares sold	5,250,000	4,200,000	350,000	200,000
Shares repurchased	(6,250,000)	(6,900,000)	(450,000)	(1,100,000)
Shares outstanding, beginning of year	4,950,000	7,650,000	400,000	1,300,000

Shares outstanding, end of year	3,950,000	4,950,000	300,000	400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P SmallCap Consumer Staples ETF (PSCC)		Invesco S&P SmallCap Energy ETF (PSCE)		Invesco S&P SmallCap Financials ETF (PSCF)
2020	2019	2020	2019	2020	2019

$747,718	$1,035,473	$171,925	$(66,464)	$2,207,941	$4,370,364
1,173,733	(1,017,338)	(19,247,097)	(12,023,404)	(2,879,437)	20,891,462
3,019,613	(15,486,237)	9,081,669	(17,126,028)	(4,796,372)	(48,340,473)

4,941,064	(15,468,102)	(9,993,503)	(29,215,896)	(5,467,868)	(23,078,647)

(860,763)	(1,108,459)	(116,495)	(67,203)	(4,431,775)	(7,581,864)

25,313,403	24,629,279	12,794,138	5,097,304	11,130,955	13,732,604
(36,933,651)	(51,011,220)	(7,494,212)	(16,766,857)	(98,588,944)	(126,586,776)

(11,620,248)	(26,381,941)	5,299,926	(11,669,553)	(87,457,989)	(112,854,172)

(7,539,947)	(42,958,502)	(4,810,072)	(40,952,652)	(97,357,632)	(143,514,683)

46,722,090	89,680,592	19,522,727	60,475,379	123,654,505	267,169,188

$39,182,143	$46,722,090	$14,712,655	$19,522,727	$26,296,873	$123,654,505

350,000	300,000	2,550,000	550,000	200,000	250,000
(500,000)	(700,000)	(1,150,000)	(1,450,000)	(1,900,000)	(2,350,000)
650,000	1,050,000	2,800,000	3,700,000	2,350,000	4,450,000

500,000	650,000	4,200,000	2,800,000	650,000	2,350,000

53

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco S&P SmallCap Health Care ETF (PSCH)		Invesco S&P SmallCap Industrials ETF (PSCI)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(791,332)	$(1,052,728)	$348,979	$507,129
Net realized gain (loss)	5,423,048	13,255,461	(3,857,007)	14,820,610
Change in net unrealized appreciation (depreciation)	42,905,790	(307,211,301)	2,344,318	(40,566,278)

Net increase (decrease) in net assets resulting from operations	47,537,506	(295,008,568)	(1,163,710)	(25,238,539)

Distributions to Shareholders from:
Distributable earnings	-	(51,156)	(379,899)	(548,473)

Shareholder Transactions:
Proceeds from shares sold	166,002,432	444,665,077	16,499,914	16,943,354
Value of shares repurchased	(293,724,183)	(857,032,957)	(23,335,122)	(90,814,418)

Net increase (decrease) in net assets resulting from share transactions	(127,721,751)	(412,367,880)	(6,835,208)	(73,871,064)

Net increase (decrease) in net assets	(80,184,245)	(707,427,604)	(8,378,817)	(99,658,076)

Net assets:
Beginning of year	465,141,673	1,172,569,277	54,546,607	154,204,683

End of year	$384,957,428	$465,141,673	$46,167,790	$54,546,607

Changes in Shares Outstanding:
Shares sold	1,350,000	3,300,000	250,000	250,000
Shares repurchased	(2,500,000)	(7,350,000)	(400,000)	(1,450,000)
Shares outstanding, beginning of year	4,050,000	8,100,000	850,000	2,050,000

Shares outstanding, end of year	2,900,000	4,050,000	700,000	850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P SmallCap Information Technology ETF (PSCT)		Invesco S&P SmallCap Materials ETF (PSCM)		Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
2020	2019	2020	2019	2020	2019

$363,354	$1,088,443	$179,814	$193,991	$613,765	$1,392,024
27,252,217	37,285,395	(3,019,236)	(1,118,318)	(2,032,926)	2,307,103
(7,922,730)	(82,316,420)	3,599,599	(6,007,807)	(662,580)	(6,803,443)

19,692,841	(43,942,582)	760,177	(6,932,134)	(2,081,741)	(3,104,316)

(419,646)	(1,350,753)	(202,623)	(233,740)	(832,908)	(1,441,686)

57,560,906	40,581,225	-	4,777,183	7,655,636	27,992,459
(135,701,019)	(167,837,979)	(6,455,764)	(13,850,155)	(33,177,725)	(34,405,985)

(78,140,113)	(127,256,754)	(6,455,764)	(9,072,972)	(25,522,089)	(6,413,526)

(58,866,918)	(172,550,089)	(5,898,210)	(16,238,846)	(28,436,738)	(10,959,528)

303,408,293	475,958,382	14,326,897	30,565,743	50,421,423	61,380,951

$244,541,375	$303,408,293	$8,428,687	$14,326,897	$21,984,685	$50,421,423

650,000	500,000	-	100,000	150,000	500,000
(1,600,000)	(2,150,000)	(150,000)	(300,000)	(650,000)	(650,000)
3,650,000	5,300,000	350,000	550,000	950,000	1,100,000

2,700,000	3,650,000	200,000	350,000	450,000	950,000

55

Financial Highlights

Invesco DWA SmallCap Momentum ETF (DWAS)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$53.34	$59.34	$48.11		$35.42	$38.19	$38.24

Net investment income (loss)(a)	0.20	(0.01)	(0.01)		0.14	0.15	0.02
Net realized and unrealized gain (loss) on investments	5.97	(5.99)	11.34		12.71	(2.81)	(0.04)

Total from investment operations	6.17	(6.00)	11.33		12.85	(2.66)	(0.02)

Distributions to shareholders from:
Net investment income	(0.18)	-	(0.10)		(0.16)	(0.11)	(0.03)

Net asset value at end of period	$59.33	$53.34	$59.34		$48.11	$35.42	$38.19

Market price at end of period(b)	$59.39	$53.34	$59.36		$48.16	$35.40	$38.18

Net Asset Value Total Return(c)	11.65%	(10.11)%	23.60%		36.38%	(6.97)%	(0.05)%
Market Price Total Return(c)	11.77%	(10.14)%	23.51%		36.60%	(7.00)%	(0.08)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$234,373	$264,010	$453,972		$228,517	$155,857	$416,316
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60	%(d)	0.60%	0.60%	0.60%
Net investment income (loss)	0.39%	(0.03)%	(0.02	)%(d)	0.34%	0.41%	0.06%
Portfolio turnover rate(e)	185%	159%	100%		131%	169%	141%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$57.37	$71.32		$55.45		$46.40	$49.35	$47.26

Net investment income(a)	0.61	0.57		0.56		0.66	0.41	0.50
Net realized and unrealized gain (loss) on investments	7.57	(13.81)		15.78		9.12	(2.99)	2.10

Total from investment operations	8.18	(13.24)		16.34		9.78	(2.58)	2.60

Distributions to shareholders from:
Net investment income	(0.65)	(0.71)		(0.47)		(0.73)	(0.37)	(0.51)

Net asset value at end of period	$64.90	$57.37		$71.32		$55.45	$46.40	$49.35

Market price at end of period(b)	$64.92	$57.36		$71.31		$55.51	$46.41	$49.37

Net Asset Value Total Return(c)	14.68%	(18.57)%		29.58%		21.15%	(5.23)%	5.43%
Market Price Total Return(c)	14.74%	(18.58)%		29.43%		21.26%	(5.24)%	5.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$19,470	$22,949		$92,718		$66,543	$74,235	$115,974
Ratio to average net assets of:
Expenses	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income	1.08%	0.93	%(d)	1.07	%(e)	1.25%	0.86%	0.96%
Portfolio turnover rate(f)	27%	27%		9%		19%	33%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$71.88	$85.41		$72.47		$63.05	$57.26	$53.83

Net investment income(a)	1.21	1.09		0.56		0.94	0.90	0.61
Net realized and unrealized gain (loss) on investments	6.60	(13.48)		12.91		9.64	5.75	3.88

Total from investment operations	7.81	(12.39)		13.47		10.58	6.65	4.49

Distributions to shareholders from:
Net investment income	(1.33)	(1.14)		(0.53)		(1.16)	(0.86)	(0.36)
Net realized gains	-	-		-		-	-	(0.70)

Total distributions	(1.33)	(1.14)		(0.53)		(1.16)	(0.86)	(1.06)

Net asset value at end of period	$78.36	$71.88		$85.41		$72.47	$63.05	$57.26

Market price at end of period(b)	$78.57	$71.66		$85.34		$72.54	$62.99	$57.31

Net Asset Value Total Return(c)	10.97%	(14.52)%		18.70%		16.88%	11.79%	8.43%
Market Price Total Return(c)	11.60%	(14.71)%		18.49%		17.11%	11.59%	8.54%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$39,182	$46,722		$89,681		$54,350	$69,360	$31,494
Ratio to average net assets of:
Expenses	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income	1.66%	1.41	%(d)	0.89	%(e)	1.38%	1.46%	1.11%
Portfolio turnover rate(f)	40%	59%		42%		62%	68%	39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco S&P SmallCap Energy ETF (PSCE)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$6.97	$16.34		$14.26		$16.73	$18.12	$37.85

Net investment income (loss)(a)	0.05	(0.02)		(0.00	)(b)	(0.01)	0.06	0.14
Net realized and unrealized gain (loss) on investments	(3.49)	(9.33)		2.09		(2.44)	(1.36)	(19.74)

Total from investment operations	(3.44)	(9.35)		2.09		(2.45)	(1.30)	(19.60)

Distributions to shareholders from:
Net investment income	(0.03)	(0.02)		(0.01)		(0.01)	(0.09)	(0.13)
Return of capital	-	-		-		(0.01)	-	-

Total distributions	(0.03)	(0.02)		(0.01)		(0.02)	(0.09)	(0.13)

Net asset value at end of period	$3.50	$6.97		$16.34		$14.26	$16.73	$18.12

Market price at end of period(c)	$3.52	$6.98		$16.33		$14.30	$16.75	$18.13

Net Asset Value Total Return(d)	(49.31)%	(57.29)%		14.64%		(14.69)%	(7.11)%	(51.89)%
Market Price Total Return(d)	(49.09)%	(57.20)%		14.25%		(14.55)%	(7.05)%	(51.85)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,713	$19,523		$60,475		$48,477	$52,686	$37,149
Ratio to average net assets of:
Expenses	0.29%	0.31	%(e)	0.29	%(f)	0.29%	0.29%	0.29%
Net investment income (loss)	1.01%	(0.20	)%(e)	0.04	%(f)	(0.05)%	0.38%	0.57%
Portfolio turnover rate(g)	74%	48%		40%		39%	21%	38%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco S&P SmallCap Financials ETF (PSCF)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$52.62	$60.04		$54.25		$43.73	$42.41	$40.98

Net investment income(a)	1.45	1.48		1.05		1.25	1.14	0.98
Net realized and unrealized gain (loss) on investments	(10.89)	(6.48)		5.63		10.58	1.44	1.32

Total from investment operations	(9.44)	(5.00)		6.68		11.83	2.58	2.30

Distributions to shareholders from:
Net investment income	(2.23)	(1.85)		(0.89)		(1.09)	(1.18)	(0.87)
Net realized gains	(0.49)	(0.57)		-		(0.22)	(0.08)	-

Total distributions	(2.72)	(2.42)		(0.89)		(1.31)	(1.26)	(0.87)

Net asset value at end of period	$40.46	$52.62		$60.04		$54.25	$43.73	$42.41

Market price at end of period(b)	$40.54	$52.54		$60.09		$54.31	$43.73	$42.45

Net Asset Value Total Return(c)	(18.02)%	(8.05)%		12.44%		27.23%	6.29%	5.68%
Market Price Total Return(c)	(17.72)%	(8.27)%		12.41%		27.37%	6.19%	5.80%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$26,297	$123,655		$267,169		$254,975	$196,797	$182,347
Ratio to average net assets of:
Expenses	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%	0.29	%(f)
Net investment income	2.83%	2.73	%(d)	2.26	%(e)	2.44%	2.73%	2.38%
Portfolio turnover rate(g)	31%	16%		17%		21%	16%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco S&P SmallCap Health Care ETF (PSCH)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$114.85	$144.76	$91.43		$67.03	$66.81	$60.07

Net investment income (loss)(a)	(0.22)	(0.16)	(0.04)		(0.03)	0.00 (b)	(0.01)
Net realized and unrealized gain (loss) on investments	18.11	(29.74)	53.37		24.45	0.22	8.22

Total from investment operations	17.89	(29.90)	53.33		24.42	0.22	8.21

Distributions to shareholders from:
Net investment income	-	(0.01)	-		(0.02)	-	(0.03)
Net realized gains	-	-	-		-	-	(1.44)

Total distributions	-	(0.01)	-		(0.02)	-	(1.47)

Net asset value at end of period	$132.74	$114.85	$144.76		$91.43	$67.03	$66.81

Market price at end of period(c)	$132.83	$114.81	$144.99		$91.58	$67.00	$66.86

Net Asset Value Total Return(d)	15.58%	(20.66)%	58.32%		36.44%	0.33%	13.96%
Market Price Total Return(d)	15.69%	(20.82)%	58.31%		36.72%	0.21%	14.12%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$384,957	$465,142	$1,172,569		$237,717	$167,586	$230,504
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income (loss)	(0.18)%	(0.13)%	(0.04	)%(e)	(0.04)%	0.01%	(0.02)%
Portfolio turnover rate(f)	19%	36%	20%		19%	23%	22%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco S&P SmallCap Industrials ETF (PSCI)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$64.17	$75.22		$62.13		$47.51	$45.55	$44.89

Net investment income(a)	0.47	0.37		0.36		0.53	0.34	0.45
Net realized and unrealized gain (loss) on investments	1.81	(11.03)		13.07		14.62	1.96	0.68

Total from investment operations	2.28	(10.66)		13.43		15.15	2.30	1.13

Distributions to shareholders from:
Net investment income	(0.50)	(0.39)		(0.34)		(0.53)	(0.34)	(0.47)

Net asset value at end of period	$65.95	$64.17		$75.22		$62.13	$47.51	$45.55

Market price at end of period(b)	$66.05	$64.21		$75.25		$62.21	$47.42	$45.57

Net Asset Value Total Return(c)	3.68%	(14.16)%		21.69%		32.00%	5.10%	2.51%
Market Price Total Return(c)	3.76%	(14.14)%		21.59%		32.42%	4.86%	2.69%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$46,168	$54,547		$154,205		$99,414	$57,007	$70,608
Ratio to average net assets of:
Expenses	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income	0.74%	0.58	%(d)	0.66	%(e)	0.94%	0.75%	0.98%
Portfolio turnover rate(f)	10%	9%		2%		7%	16%	11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Information Technology ETF (PSCT)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$83.13	$89.80	$81.13		$61.26	$51.70	$48.02

Net investment income(a)	0.11	0.25	0.27		0.19	0.10	0.08
Net realized and unrealized gain (loss) on investments	7.46	(6.62)	8.69		19.83	9.58	3.64

Total from investment operations	7.57	(6.37)	8.96		20.02	9.68	3.72

Distributions to shareholders from:
Net investment income	(0.13)	(0.30)	(0.29)		(0.15)	(0.12)	(0.04)

Net asset value at end of period	$90.57	$83.13	$89.80		$81.13	$61.26	$51.70

Market price at end of period(b)	$90.67	$83.05	$89.71		$81.23	$61.28	$51.77

Net Asset Value Total Return(c)	9.12%	(7.08)%	11.09%		32.71%	18.75%	7.75%
Market Price Total Return(c)	9.35%	(7.08)%	10.85%		32.84%	18.63%	7.92%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$244,541	$303,408	$475,958		$575,996	$508,447	$390,315
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29	%(d)	0.29%	0.29%	0.29%
Net investment income	0.13%	0.32%	0.40	%(d)	0.26%	0.18%	0.16%
Portfolio turnover rate(e)	19%	11%	15%		16%	15%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco S&P SmallCap Materials ETF (PSCM)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$40.93	$55.57		$50.96		$38.70	$34.36	$43.97

Net investment income(a)	0.66	0.44		0.40		0.41	0.35	0.35
Net realized and unrealized gain (loss) on investments	1.27	(14.56)		4.54		12.19	4.36	(9.50)

Total from investment operations	1.93	(14.12)		4.94		12.60	4.71	(9.15)

Distributions to shareholders from:
Net investment income	(0.72)	(0.52)		(0.33)		(0.34)	(0.37)	(0.46)

Net asset value at end of period	$42.14	$40.93		$55.57		$50.96	$38.70	$34.36

Market price at end of period(b)	$41.99	$40.91		$55.57		$51.00	$38.77	$34.37

Net Asset Value Total Return(c)	4.91%	(25.50)%		9.73%		32.62%	13.89%	(20.94)%
Market Price Total Return(c)	4.59%	(25.54)%		9.65%		32.48%	14.07%	(20.88)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,429	$14,327		$30,566		$48,411	$17,414	$10,309
Ratio to average net assets of:
Expenses	0.29%	0.32	%(d)	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income	1.58%	0.93	%(d)	0.91	%(e)	0.87%	1.01%	0.87%
Portfolio turnover rate(f)	25%	24%		9%		21%	16%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$53.08	$55.80		$55.67		$45.61	$41.99	$38.34

Net investment income(a)	0.91	1.22		1.14		0.87	1.06	1.02
Net realized and unrealized gain (loss) on investments	(4.03)	(2.70)		0.23		11.81	3.67	3.96

Total from investment operations	(3.12)	(1.48)		1.37		12.68	4.73	4.98

Distributions to shareholders from:
Net investment income	(1.11)	(1.24)		(1.24)		(0.86)	(1.11)	(1.33)
Net realized gains	-	-		-		(1.76)	-	-

Total distributions	(1.11)	(1.24)		(1.24)		(2.62)	(1.11)	(1.33)

Net asset value at end of period	$48.85	$53.08		$55.80		$55.67	$45.61	$41.99

Market price at end of period(b)	$48.91	$53.01		$55.82		$55.70	$45.57	$42.01

Net Asset Value Total Return(c)	(5.94)%	(2.58)%		2.55%		28.66%	11.38%	13.43%
Market Price Total Return(c)	(5.70)%	(2.74)%		2.54%		28.83%	11.23%	13.52%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,985	$50,421		$61,381		$52,887	$47,895	$39,887
Ratio to average net assets of:
Expenses	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%	0.29%
Net investment income	1.78%	2.27	%(d)	2.58	%(e)	1.73%	2.35%	2.63%
Portfolio turnover rate(f)	64%	66%		48%		48%	69%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

FullName	Short Name
Invesco DWA SmallCap Momentum ETF (DWAS)	“DWA SmallCap Momentum ETF”
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	“S&P SmallCap Consumer Discretionary ETF”
Invesco S&P SmallCap Consumer Staples ETF (PSCC)	“S&P SmallCap Consumer Staples ETF”
Invesco S&P SmallCap Energy ETF (PSCE)	“S&P SmallCap Energy ETF”
Invesco S&P SmallCap Financials ETF (PSCF)	“S&P SmallCap Financials ETF”
Invesco S&P SmallCap Health Care ETF (PSCH)	“S&P SmallCap Health Care ETF”
Invesco S&P SmallCap Industrials ETF (PSCI)	“S&P SmallCap Industrials ETF”
Invesco S&P SmallCap Information Technology ETF (PSCT)	“S&P SmallCap Information Technology ETF”
Invesco S&P SmallCap Materials ETF (PSCM)	“S&P SmallCap Materials ETF”
Invesco S&P SmallCap Utilities& Communication Services ETF (PSCU)	“S&P SmallCap Utilities& Communication Services ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap TechnicalLeaders Index
S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials& RealEstate Index
S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities& Communication Services ETF	S&P SmallCap 600® Capped Utilities& Communication Services Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

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options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

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agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. S&P SmallCap Consumer Staples ETF, S&P SmallCap Energy ETF, S&P SmallCap Materials ETF and S&P SmallCap Utilities & Communication Services ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes

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significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund

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administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees,

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distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
DWA SmallCap Momentum ETF	0.60%
S&P SmallCap Consumer Discretionary ETF	0.29%
S&P SmallCap Consumer Staples ETF	0.29%
S&P SmallCap Energy ETF	0.29%
S&P SmallCap Financials ETF	0.29%
S&P SmallCap Health Care ETF	0.29%
S&P SmallCap Industrials ETF	0.29%
S&P SmallCap Information Technology ETF	0.29%
S&P SmallCap Materials ETF	0.29%
S&P SmallCap Utilities & Communication Services ETF	0.29%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

DWA SmallCap Momentum ETF	$593
S&P SmallCap Consumer Discretionary ETF	27
S&P SmallCap Consumer Staples ETF	45
S&P SmallCap Energy ETF	14
S&P SmallCap Financials ETF	189
S&P SmallCap Health Care ETF	1,789
S&P SmallCap Industrials ETF	31
S&P SmallCap Information Technology ETF	279
S&P SmallCap Materials ETF	18
S&P SmallCap Utilities & Communication Services ETF	98

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA SmallCap Momentum ETF	Dorsey Wright& Associates, LLC
S&P SmallCap Consumer Discretionary ETF	S&P DowJones Indices LLC
S&P SmallCap Consumer Staples ETF	S&P DowJones Indices LLC
S&P SmallCap Energy ETF	S&P DowJones Indices LLC
S&P SmallCap Financials ETF	S&P DowJones Indices LLC
S&P SmallCap Health Care ETF	S&P DowJones Indices LLC
S&P SmallCap Industrials ETF	S&P DowJones Indices LLC
S&P SmallCap Information Technology ETF	S&P DowJones Indices LLC
S&P SmallCap Materials ETF	S&P DowJones Indices LLC
S&P SmallCap Utilities& Communication Services ETF	S&P DowJones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

DWA SmallCap Momentum ETF	$30,009
S&P SmallCap Consumer Discretionary ETF	1,953
S&P SmallCap Consumer Staples ETF	2,403
S&P SmallCap Energy ETF	11,487
S&P SmallCap Financials ETF	6,466
S&P SmallCap Health Care ETF	13,515
S&P SmallCap Industrials ETF	717
S&P SmallCap Information Technology ETF	8,222
S&P SmallCap Materials ETF	531
S&P SmallCap Utilities & Communication Services ETF	5,690

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
DWA SmallCap Momentum ETF	$663,890	$4,073,210	$142,783
S&P SmallCap Consumer Discretionary ETF	729,656	23,519	(7,450)
S&P SmallCap Consumer Staples ETF	-	42,203	(1,462)
S&P SmallCap Energy ETF	1,907,286	-	-
S&P SmallCap Financials ETF	2,026,486	183,835	(9,007)
S&P SmallCap Health Care ETF	164,893	-	-
S&P SmallCap Materials ETF	241,316	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, pre Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.payment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for all the securities in Invesco S&P SmallCap Industrials ETF, the following is a summary of the tiered valuation input levels, as of August 31, 2020. All of the securities in Invesco S&P SmallCap Industrials ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories).The level assigned to the securities valuations may not be an indication

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of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2		Level 3	Total
DWA SmallCap Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$234,320,807		$-	$-	$234,320,807
Money Market Funds	95,743		25,483,372	-	25,579,115

Total Investments	$234,416,550		$25,483,372	$-	$259,899,922

S&P SmallCap Consumer Discretionary ETF
Investments in Securities
Common Stocks & Other Equity Interests	$19,393,616		$-	$-	$19,393,616
Money Market Funds	19,479		2,620,644	-	2,640,123

Total Investments	$19,413,095		$2,620,644	$-	$22,033,739

S&P SmallCap Consumer Staples ETF
Investments in Securities
Common Stocks & Other Equity Interests	$39,182,054		$-	$-	$39,182,054
Money Market Funds	3,119		4,100,335	-	4,103,454

Total Investments	$39,185,173		$4,100,335	$-	$43,285,508

S&P SmallCap Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$14,709,619	$		$-	$14,709,619
Money Market Funds	3,793		928,608	-	932,401

Total Investments	$14,713,412		$928,608	$-	$15,642,020

S&P SmallCap Financials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$26,259,791			$-	$26,259,791
Money Market Funds	12,423		1,083,174	-	1,095,597

Total Investments	$26,272,214		$1,083,174	$-	$27,355,388

S&P SmallCap Health Care ETF
Investments in Securities
Common Stocks & Other Equity Interests	$385,055,142		$-	$-	$385,055,142
Money Market Funds	-		19,117,714	-	19,117,714

Total Investments	$385,055,142		$19,117,714	$-	$404,172,856

S&P SmallCap Information Technology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$244,507,032		$-	$-	$244,507,032
Money Market Funds	13,058		3,754,603	-	3,767,661

Total Investments	$244,520,090		$3,754,603	$-	$248,274,693

S&P SmallCap Materials ETF
Investments in Securities
Common Stocks & Other Equity Interests	$8,396,034		$-	$-	$8,396,034
Money Market Funds	-		618,595	-	618,595

Total Investments	$8,396,034		$618,595	$-	$9,014,629

S&P SmallCap Utilities & Communication Services ETF
Investments in Securities
Common Stocks & Other Equity Interests	$21,918,689		$-	$-	$21,918,689
Money Market Funds	11,301		742,981	-	754,282

Total Investments	$21,929,990		$742,981	$-	$22,672,971

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020		2019
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
DWA SmallCap Momentum ETF	$729,666	$-	$-	$-
S&P SmallCap Consumer Discretionary ETF	234,072	-	792,177	-
S&P SmallCap Consumer Staples ETF	860,763	-	1,108,459	-
S&P SmallCap Energy ETF	116,495	-	67,203	-
S&P SmallCap Financials ETF	3,392,383	1,039,392	6,294,395	1,287,469
S&P SmallCap Health Care ETF	-	-	51,156	-
S&P SmallCap Industrials ETF	379,899	-	548,473	-
S&P SmallCap Information Technology ETF	419,646	-	1,350,753	-
S&P SmallCap Materials ETF	202,623	-	233,740	-
S&P SmallCap Utilities & Communication Services ETF	832,908	-	1,441,686	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum ETF	$89,486	$43,977,575	$(287,009,112)	$-	$-	$477,315,163	$234,373,112
S&P SmallCap Consumer Discretionary ETF	9,909	(3,215,302)	(8,215,990)	-	-	30,891,380	19,469,997
S&P SmallCap Consumer Staples ETF	103,359	(5,553,253)	(9,895,159)	-	-	54,527,196	39,182,143
S&P SmallCap Energy ETF	55,430	(13,190,702)	(61,271,843)	-	-	89,119,770	14,712,655
S&P SmallCap Financials ETF	-	(9,577,650)	(3,584,265)	-	(6,058)	39,464,846	26,296,873
S&P SmallCap Health Care ETF	-	(64,220,099)	(67,082,895)	(539,339)	-	516,799,761	384,957,428
S&P SmallCap Industrials ETF	59,983	(5,594,296)	(4,783,152)	-	-	56,485,255	46,167,790
S&P SmallCap Information Technology ETF	-	(630,682)	(14,242,821)	-	-	259,414,878	244,541,375
S&P SmallCap Materials ETF	20,414	(2,055,965)	(3,456,192)	-	-	13,920,430	8,428,687
S&P SmallCap Utilities & Communication Services ETF	72,988	(4,558,844)	(5,274,562)	-	-	31,745,103	21,984,685

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
DWA SmallCap Momentum ETF	$283,384,237	$3,624,875	$287,009,112
S&P SmallCap Consumer Discretionary ETF	375,082	7,840,908	8,215,990
S&P SmallCap Consumer Staples ETF	3,830,733	6,064,426	9,895,159
S&P SmallCap Energy ETF	14,646,211	46,625,632	61,271,843
S&P SmallCap Financials ETF	248,221	3,336,044	3,584,265
S&P SmallCap Health Care ETF	23,960,646	43,122,249	67,082,895
S&P SmallCap Industrials ETF	984,350	3,798,802	4,783,152
S&P SmallCap Information Technology ETF	222,401	14,020,420	14,242,821
S&P SmallCap Materials ETF	147,518	3,308,674	3,456,192
S&P SmallCap Utilities & Communication Services ETF	1,407,630	3,866,932	5,274,562

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA SmallCap Momentum ETF	$427,842,975	$425,206,840
S&P SmallCap Consumer Discretionary ETF	5,205,287	7,490,764
S&P SmallCap Consumer Staples ETF	17,771,830	17,670,358
S&P SmallCap Energy ETF	12,615,906	12,668,887
S&P SmallCap Financials ETF	24,126,839	27,005,407
S&P SmallCap Health Care ETF	82,272,764	84,453,371
S&P SmallCap Industrials ETF	4,910,567	10,168,098
S&P SmallCap Information Technology ETF	52,213,860	56,438,198
S&P SmallCap Materials ETF	2,843,059	2,913,815
S&P SmallCap Utilities & Communication Services ETF	21,991,416	21,756,343

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA SmallCap Momentum ETF	$279,909,451	$316,683,533
S&P SmallCap Consumer Discretionary ETF	19,379,896	23,342,552
S&P SmallCap Consumer Staples ETF	25,281,241	36,855,512
S&P SmallCap Energy ETF	12,759,919	7,356,859
S&P SmallCap Financials ETF	11,069,866	97,175,453
S&P SmallCap Health Care ETF	166,004,126	292,373,667
S&P SmallCap Industrials ETF	16,497,150	18,127,872
S&P SmallCap Information Technology ETF	57,551,718	131,513,040
S&P SmallCap Materials ETF	-	6,450,788
S&P SmallCap Utilities & Communication Services ETF	7,634,586	33,312,738

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA SmallCap Momentum ETF	$53,199,845	$(9,222,270)	$43,977,575	$215,922,347
S&P SmallCap Consumer Discretionary ETF	1,701,003	(4,916,305)	(3,215,302)	25,249,041
S&P SmallCap Consumer Staples ETF	2,686,196	(8,239,449)	(5,553,253)	48,838,761
S&P SmallCap Energy ETF	1,213,592	(14,404,294)	(13,190,702)	28,832,722
S&P SmallCap Financials ETF	1,643,402	(11,221,052)	(9,577,650)	36,933,038
S&P SmallCap Health Care ETF	54,887,094	(119,107,193)	(64,220,099)	468,392,955
S&P SmallCap Industrials ETF	4,257,764	(9,852,060)	(5,594,296)	51,739,170
S&P SmallCap Information Technology ETF	38,257,737	(38,888,419)	(630,682)	248,905,375
S&P SmallCap Materials ETF	896,205	(2,952,170)	(2,055,965)	11,070,594
S&P SmallCap Utilities & Communication Services ETF	1,502,492	(6,061,336)	(4,558,844)	27,231,815

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NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum ETF	$-	$(55,191,753)	$55,191,753
S&P SmallCap Consumer Discretionary ETF	-	(973,617)	973,617
S&P SmallCap Consumer Staples ETF	43,716	(4,708,833)	4,665,117
S&P SmallCap Energy ETF	-	1,367,913	(1,367,913)
S&P SmallCap Financials ETF	346,417	1,754,964	(2,101,381)
S&P SmallCap Health Care ETF	1,064,722	(33,520,581)	32,455,859
S&P SmallCap Industrials ETF	46	1,667,972	(1,668,018)
S&P SmallCap Information Technology ETF	5,296	(29,156,691)	29,151,395
S&P SmallCap Materials ETF	-	1,330,908	(1,330,908)
S&P SmallCap Utilities & Communication Services ETF	-	(935,593)	935,593

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020, and each of the financial highlights for each of the two years in the period ended August 31, 2020, ten months in the period ended August 31, 2018 and three years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

75

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA SmallCap Momentum ETF (DWAS)
Actual	$1,000.00	$1,138.50	0.60%	$3.23
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.60	3.05
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	1,000.00	1,190.10	0.29	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	1,192.20	0.29	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	757.10	0.29	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	843.20	0.29	1.34
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	1,000.00	1,102.40	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

76

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	$1,000.00	$1,065.10	0.29%	$1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	1,075.80	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	1,109.30	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Actual	1,000.00	971.60	0.29	1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*	Long Term Capital Gains
Invesco DWA SmallCap Momentum ETF	0%	100%	100%	0%	$-
Invesco S&P SmallCap Consumer Discretionary ETF	0%	87%	89%	0%	$-
Invesco S&P SmallCap Consumer Staples ETF	0%	61%	62%	0%	$-
Invesco S&P SmallCap Energy ETF	0%	80%	80%	0%	$-
Invesco S&P SmallCap Financials ETF	36%	48%	47%	0%	$1,039,392
Invesco S&P SmallCap Health Care ETF	0%	0%	0%	0%	$-
Invesco S&P SmallCap Industrials ETF	0%	100%	100%	0%	$-
Invesco S&P SmallCap Information Technology ETF	0%	100%	100%	0%	$-
Invesco S&P SmallCap Materials ETF	0%	100%	96%	0%	$-
Invesco S&P SmallCap Utilities & Communication Services ETF	0%	96%	96%	0%	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

78

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 D owners Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 D owners Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments,
			Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	Thi.s is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

88

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

89

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

91

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

92

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF			X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

93

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

94

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

95

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2020 TAN Invesco Solar ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance Invesco Solar ETF (TAN)

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index. The depositary receipts included in the Index may be sponsored or unsponsored.

Strictly in accordance with its guidelines and mandated procedures, MAC Indexing LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to companies listed on exchanges in developed markets that derive a significant amount of their revenues from the following business segments of the solar industry: solar power equipment producers including ancillary or enabling products such as tracking systems, inverters, or batteries; suppliers of raw materials, components or services to solar producers or developers; companies that produce solar equipment fabrication systems; companies involved in solar power system installation, development, integration, maintenance, or finance; or companies that sell electricity derived from solar power. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 86.67%. On a net asset value (“NAV”) basis, the Fund returned 85.82%. During the same time period, the Index returned 87.30%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as portfolio slippage around thinly traded securities.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 16.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,601 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to target solar stocks whereas the Benchmark Index tracks a broad market universe.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment industry and most underweight in the diversified banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the semiconductor equipment industry.

For the fiscal year ended August 31, 2020, the semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the renewable electricity and electrical components & equipment industries, respectively. There was no industry that detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included SolarEdge Technologies, Inc., a semiconductor equipment company (portfolio average weight of 9.38%), and Sunrun, Inc., an electrical component & equipment company (portfolio average weight of 5.75%). Positions that detracted most significantly from the Fund’s return during this period included GCL-Poly Energy Holdings Ltd., a semiconductor equipment company (portfolio average weight of 3.26%), and Beijing Enterprises Clean Energy Group Ltd., a semiconductor equipment company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Semiconductors & Semiconductor Equipment	53.15
Independent Power and Renewable Electricity Producers	26.61
Electrical Equipment	16.25
Mortgage REITs	4.01
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Sunrun, Inc.	9.90
SolarEdge Technologies, Inc.	8.54
Enphase Energy, Inc.	7.27
First Solar, Inc.	6.92
Vivint Solar, Inc.	6.35
Xinyi Solar Holdings Ltd.	6.16
Canadian Solar, Inc.	4.68
Solaria Energia y Medio Ambiente S.A.	4.61
Scatec Solar ASA	4.42
Daqo New Energy Corp., ADR	4.27
Total	63.12

*	Excluding money market fund holdings.

4

Invesco Solar ETF (TAN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	87.30%	38.26%	164.27%	14.15%	93.81%	(2.10)%	(19.13)%	(10.88)%	(75.97)%
MSCI World Index (Net)	16.79	9.82	32.43	10.42	64.15	10.74	177.42	6.48	117.44
Fund
NAV Return	85.82	39.22	169.85	15.94	109.51	0.41	4.20	(9.16)	(69.56)
Market Price Return	86.67	39.12	169.27	16.09	110.88	0.48	4.94	(9.15)	(69.52)

Guggenheim Solar ETF (the “Predecessor Fund”) Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.71% includes the management fee of 0.50% and 0.21% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

6

Invesco Solar ETF (TAN)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Electrical Equipment-16.25%
Sunrun, Inc.(b)	2,336,219	$132,124,866
Vivint Solar, Inc.(b)	2,747,779	84,851,415

		216,976,281

Independent Power and Renewable Electricity Producers-26.61%
Atlantica Sustainable Infrastructure PLC (Spain)	1,267,529	38,063,896
Encavis AG (Germany)(c)	3,019,378	55,248,708
Neoen S.A. (France)(b)(c)(d)	798,284	44,202,988
Scatec Solar ASA (Norway)(d)	2,702,764	59,082,085
Solaria Energia y Medio Ambiente S.A. (Spain)(b)	3,011,978	61,597,220
Sunnova Energy International, Inc.(b)	1,316,591	31,229,538
West Holdings Corp. (Japan)	1,104,333	30,210,477
Xinyi Energy Holdings Ltd. (China)	102,050,266	35,683,983

		355,318,895

Mortgage REITs-4.01%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc	1,261,975	53,583,459

Semiconductors & Semiconductor Equipment-53.15%
Canadian Solar, Inc. (Canada)(b)	1,922,172	62,451,368
Daqo New Energy Corp., ADR (China)(b)	505,982	57,079,829
Enphase Energy, Inc.(b)(c)	1,256,613	97,048,222
First Solar, Inc.(b)	1,206,317	92,391,819
Flat Glass Group Co. Ltd., H Shares (China)(c)(e)	24,702,047	37,546,385
GCL-Poly Energy Holdings Ltd. (China)(b)(c)	814,378,542	33,099,907
JinkoSolar Holding Co. Ltd., ADR (China)(b)(c)	1,674,141	38,237,381

Investment Abbreviations:

ADR -American Depositary Receipt

REIT-Real Estate Investment Trust

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Maxeon Solar Technologies Ltd. (Singapore)(b)	527,116	$10,953,471
SMA Solar Technology AG (Germany)(b)	824,251	37,360,433
SolarEdge Technologies, Inc.(b)	515,516	114,006,363
SunPower Corp.(b)(c)	4,216,939	47,187,547
Xinyi Solar Holdings Ltd. (China)	65,165,056	82,316,587

		709,679,312

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $743,821,359)		1,335,557,947

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.04%
Invesco Private Government Fund, 0.03%(e)(f)(g)	140,619,171	140,619,171
Invesco Private Prime Fund, 0.14%(e)(f)(g) .	46,864,245	46,873,617

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $187,492,789)		187,492,788

TOTAL INVESTMENTS IN SECURITIES-114.06% (Cost $931,314,148)		1,523,050,735
OTHER ASSETS LESS LIABILITIES-(14.06)%		(187,776,813)

NET ASSETS-100.00%		$1,335,273,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Solar ETF (TAN)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $103,285,073, which represented 7.74% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$97,412	$33,212,526	$(33,309,938)	$—	$—	$—	$10,327
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	68,752,694	353,350,207	(422,102,901)	—	—	—	633,807	*
Invesco Liquid Assets Portfolio, Institutional Class	22,917,565	87,562,201	(110,468,699)	—	(11,067)	—	236,396	*
Invesco Private Government Fund	—	385,081,647	(244,462,476)	—	—	140,619,171	16,168	*
Invesco Private Prime Fund	—	85,847,122	(38,976,679)	(1)	3,175	46,873,617	11,642	*
Investments in Other Affiliates:
Flat Glass Group Co. Ltd., H Shares	—	22,558,970	(276,985)	15,270,498	(6,098)	37,546,385	—

Total	$91,767,671	$967,612,673	$(849,597,678)	$15,270,497	$(13,990)	$225,039,173	$908,340

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	21.27%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Statement of Assets and Liabilities

August 31, 2020

Invesco Solar ETF (TAN)
Assets:
Unaffiliated investments in securities, at value(a)	$1,298,011,562
Affiliated investments in securities, at value	225,039,173
Deposits with brokers:
Cash segregated as collateral	12,200,680
Receivable for:
Dividends	2,321,636
Securities lending	70,342
Fund shares sold	10,047,980
Foreign tax reclaims	23,422

Total assets	1,547,714,795

Liabilities:
Due to custodian	1,131,100
Due to foreign custodian	8,144
Payable for:
Investments purchased	10,119,735
Collateral upon return of securities loaned	187,492,789
Collateral upon receipt of securities in-kind	12,200,680
Accrued advisory fees	466,719
Accrued trustees’ and officer’s fees	24,757
Accrued expenses	996,949

Total liabilities	212,440,873

Net Assets	$1,335,273,922

Net assets consist of:
Shares of beneficial interest	$1,198,768,372
Distributable earnings	136,505,550

Net Assets	$1,335,273,922

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,528,000
Net asset value	$56.75

Market price	$56.84

Unaffiliated investments in securities, at cost	$721,545,472

Affiliated investments in securities, at cost	$209,768,676

Foreign currencies (due to foreign custodian), at cost	$(7,745)

(a) Includes securities on loan with an aggregate value of:	$174,890,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Statement of Operations

For the year ended August 31, 2020

Invesco Solar ETF (TAN)
Investment income:
Unaffiliated dividend income	$6,219,189
Affiliated dividend income	10,327
Securities lending income	636,171
Foreign withholding tax	(249,331)

Total investment income	6,616,356

Expenses:
Advisory fees	2,823,155
Sub-licensing fees	806,823
Accounting & administration fees	39,739
Custodian & transfer agent fees	18,258
Trustees’ and officer’s fees	12,512
Recapture (Note 3)	78,522
Other expenses	97,491

Total expenses	3,876,500

Less: Waivers	(1,671)

Net expenses	3,874,829

Net investment income	2,741,527

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(60,605,753)
Affiliated investment securities	(15,806)
Unaffiliated in-kind redemptions	43,762,622
Affiliated in-kind redemptions	1,816
Foreign currencies	(17,873)

Net realized gain (loss)	(16,874,994)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	474,270,567
Affiliated investment securities	15,270,497
Foreign currencies	2,299

Change in net unrealized appreciation	489,543,363

Net realized and unrealized gain	472,668,369

Net increase in net assets resulting from operations	$475,409,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Statement of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco Solar ETF (TAN)
	2020	2019
Operations:
Net investment income	$2,741,527	$670,099
Net realized gain (loss)	(16,874,994)	(17,707,844)
Change in net unrealized appreciation	489,543,363	121,978,800

Net increase in net assets resulting from operations	475,409,896	104,941,055

Distributions to Shareholders from:
Distributable earnings	(1,308,390)	(1,690,755)

Shareholder Transactions:
Proceeds from shares sold	510,224,198	107,850,010
Value of shares repurchased	(105,138,215)	(74,397,063)

Net increase in net assets resulting from share transactions	405,085,983	33,452,947

Net increase in net assets	879,187,489	136,703,247

Net assets:
Beginning of year	456,086,433	319,383,186

End of year	$1,335,273,922	$456,086,433

Changes in Shares Outstanding:
Shares sold	12,240,000	3,840,000
Shares repurchased	(3,600,000)	(3,520,000)
Shares outstanding, beginning of year	14,888,000	14,568,000

Shares outstanding, end of year	23,528,000	14,888,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Financial Highlights

Invesco Solar ETF (TAN)

	Years Ended August 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$30.63	$21.92	$21.62	$20.89	$29.72

Net investment income(a)	0.17	0.05	0.54	0.49	0.80
Net realized and unrealized gain (loss) on investments	26.04	8.79	0.20	1.07	(9.14)

Total from investment operations	26.21	8.84	0.74	1.56	(8.34)

Distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.44)	(0.83)	(0.49)

Net asset value at end of year	$56.75	$30.63	$21.92	$21.62	$20.89

Market price at end of year	$56.84 (b)	$30.54 (b)	$21.82 (b)	$21.70	$20.91

Net Asset Value Total Return(c)	85.82%	40.73%	3.19%	8.72%	(28.59)%
Market Price Total Return(c)	86.67%	40.96%	2.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,335,274	$456,086	$319,383	$360,008	$230,754
Ratio to average net assets of:
Expenses, after Waivers	0.69%	0.70%	0.65%	0.70%	0.71%
Expenses, prior to Waivers	0.69%	0.71%	0.69%	0.76%	0.88%
Net investment income	0.49%	0.22%	2.23%	2.57%	3.26%
Portfolio turnover rate(d)	28%	29%	54%	57%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name
Invesco Solar ETF (TAN)	“Solar ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before the Fund’s fees and expenses) of the MAC Global Solar Energy Index (the “Underlying Index”).

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair

13

value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. The Fund may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company

14

or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Micro-Capitalization Securities Risk. Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

15

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

The Fund is responsible for all of its expenses, including the investment advisory fees, cost of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and extraordinary expenses.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests.

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The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - The Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of the Fund’s average daily net assets.

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The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year through August 31, 2022 (the “Expense Cap”). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Further, the Adviser agreed to reimburse the Fund in the amount equal to the licensing fees that the Fund paid that caused the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.70% through May 18, 2020.

Further, through at least August 31, 2022, the Adviser has agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees and/or paid Fund expenses of $1,671.

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap for the Fund are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. There are no amounts available for potential recapture by the Adviser as of August 31, 2020.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement on behalf of the Fund with MAC Indexing LLC (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

For fiscal year ended August 31, 2020, the Fund incurred $6,266 in brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund. Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statement of Assets and Liabilities under the receivable caption Investments sold - due from an affiliate and/or payable caption Investments purchased - due to an affiliate.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

18

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks & Other Equity Interests	$1,335,557,947	$-	$-	$1,335,557,947

Money Market Funds	-	187,492,788	-	187,492,788

Total Investments	$1,335,557,947	$187,492,788	$-	$1,523,050,735

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020	2019
	Ordinary Income*	Ordinary Income*
Solar ETF	$1,308,390	$1,690,755

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Depreciation - Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Solar ETF	$3,055,858	$(5,900)	$560,995,638	$(1,988)	$(427,538,058)	$1,198,768,372	$1,335,273,922

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Fund as of August 31, 2020:

No expiration
Short-Term	Long-Term	Total*
$97,821,939	$329,716,119	$427,538,058

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $168,973,222 and $163,810,691, respectively.

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were $507,836,300 and $105,270,112, respectively.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Federal Tax Cost	$962,055,097

Aggregate unrealized appreciation of investments	594,313,059

Aggregate unrealized (depreciation) of investments	(33,317,421)

Net unrealized appreciation of investments	$560,995,638

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NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of the Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Solar ETF	$1,526,909	$(36,326,257)	$34,799,348

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 9–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate to the transaction to the NAV per Share of the Fund on the transaction date. However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Fund’s investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Solar ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Solar ETF, (hereafter referred to as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets for each of the two years in the period ended August 31, 2020, and the financial highlights for each of the three years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Solar ETF (Predecessor Fund Guggenheim Solar ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco Solar ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Solar ETF (TAN)

Actual	$1,000.00	$1,572.90	0.67%	$4.33

Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.67	3.40

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	Business Interest Income*	Qualified Interest Income*

Invesco Solar ETF	0%	29%	1%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com plex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

24

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

25

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 7 00 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

26

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

27

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

28

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson - 195 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

29

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel—1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

33

Approval of Investment Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco MSCI Global Timber ETF, Invesco S&P Global Water Index ETF and Invesco Solar ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018, and on May 18, 2018 for the Invesco Solar ETF, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees noted that the annual contractual advisory fee charged to each Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the percentage of that Fund’s average daily net assets, until at least August 31, 2022, as set forth below:

●	0.55% for Invesco MSCI Global Timber ETF;

●	0.63% for Invesco S&P Global Water Index ETF; and

●	0.65% for Invesco Solar ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) actively-managed funds and open-end (non-ETF) index funds, noting that comparative information for an open-end (non-ETF) index fund was only available for the Invesco MSCI Global Timber ETF. The Trustees noted that each Fund’s contractual advisory fee was higher than the median net advisory fees of its ETF peer funds and lower than the median net advisory fees of their open-end actively-managed peer funds. The Trustees noted that each Fund’s net expense ratio was higher than the median

34

Approval of Investment Advisory Contracts—(continued)

net expense ratio of its ETF peers and lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-license fees paid by the Funds, and noted, with the exception of Invesco S&P Global Water Index ETF, the Adviser has agreed to reimburse the amount equal to the sub-licensing fee paid that causes a Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed the percentage of the Fund’s average daily net assets as set forth below:

Invesco Fund	Percentage of Average Daily Net Assets	Termination Date
Invesco MSCI Global Timber ETF	0.55%	December 31, 2020

Invesco Solar ETF	0.70%	May 18, 2020

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have comparable investment strategies to the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

35

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2020

PLW	Invesco 1-30 Laddered Treasury ETF
PWZ	Invesco California AMT-Free Municipal Bond ETF
PCEF	Invesco CEF Income Composite ETF
PHB	Invesco Fundamental High Yield® Corporate Bond ETF
PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF
PZA	Invesco National AMT-Free Municipal Bond ETF
PZT	Invesco New York AMT-Free Municipal Bond ETF
PGX	Invesco Preferred ETF
BAB	Invesco Taxable Municipal Bond ETF
CLTL	Invesco Treasury Collateral ETF
VRP	Invesco Variable Rate Preferred ETF
PVI	Invesco VRDO Tax-Free Weekly ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity Overview

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Fixed Income

At the beginning of the fiscal year, despite US and China trade tensions, potential for new tariffs, and weakening global economic growth, US economic data remained supportive of slow but continued domestic economic expansion as 2019 third and fourth quarter gross domestic product grew at approximately 2.50%.1 The US economy continued to add jobs, stabilizing the unemployment rate to 3.50% at the close of 2019, while inflation remained subdued.2 In response to third quarter economic weakness, the Fed maintained accommodative policies, cutting the federal funds target rate from a range of 2.00% to 2.25% at the start of the fiscal year to a range of 1.50% to 1.75% at the close of 2019.3 Despite the UK’s general election in December, which delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union, macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for continued US growth.

Fixed income markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the Fed took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.3 The unemployment rate reached a peak of 14.7%2 while real gross domestic product decreased at an annual rate of 31.7%1 (second estimate) in the second quarter of 2020.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, the broader bond market, both developed and emerging, ended the fiscal year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the fiscal year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the fiscal year at 0.68%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

3

The Market Environment (continued)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.47% for the fiscal year. The strong performance by the index was largely attributable to the sharp decline in US Treasury yields as well as a rally in spread sector assets. The four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index–government-related, corporate, securitized and treasury–posted positive returns for the fiscal year.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Department of the Treasury

4

Management’s Discussion of Fund Performance Invesco 1-30 Laddered Treasury ETF (PLW)

As an index fund, the Invesco 1-30 Laddered Treasury ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 9.50%. On a net asset value (“NAV”) basis, the Fund returned 9.82%. During the same time period, the Index returned 10.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Treasury Index (the “Benchmark Index”) returned 6.98%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 10-20 years duration and most underweight in bonds with maturities between 0-5 years duration during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with maturities greater than ten years.

For the fiscal year ended August 31, 2020, bonds with maturities with between 10 and 19 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 20 to 30 years. No maturity bands detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included U.S. Treasury Bond, 4.50% coupon, due 02/15/2036 (portfolio average weight of 10.10%), and U.S. Treasury Bond, 5.38% coupon, due 02/15/2031 (portfolio average weight of 9.83%). No positions detracted from the Fund’s return over the period.

Duration Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Maturing in 0-5 Years	15.40

Maturing in 6-10 Years	16.23

Maturing in 11-15 Years	9.83

Maturing in 16-20 Years	23.65

Maturing in 21-25 Years	17.23

Maturing in 26-30 Years	17.49

Money Market Funds Plus Other Assets Less Liabilities	0.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

U.S. Treasury Bonds, 4.50%, 02/15/2036	10.09

U.S. Treasury Bonds, 5.38%, 02/15/2031	9.83

U.S. Treasury Bonds, 2.00%, 02/15/2050	3.57

U.S. Treasury Bonds, 2.50%, 02/15/2046	3.49

U.S. Treasury Bonds, 3.00%, 02/15/2049	3.48

U.S. Treasury Bonds, 2.50%, 02/15/2045	3.48

U.S. Treasury Bonds, 3.00%, 02/15/2048	3.48

U.S. Treasury Bonds, 3.00%, 02/15/2047	3.47

U.S. Treasury Bonds, 3.13%, 02/15/2043	3.46

U.S. Treasury Bonds, 3.13%, 02/15/2042	3.45

Total	47.80

*	Excluding money market fund holdings.

5

Invesco 1-30 Laddered Treasury ETF (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	10.14%	7.90%	25.63%	6.14%	34.69%	5.20%	66.07%	6.47%	124.30%

Bloomberg Barclays U.S. Treasury Index	6.98	5.15	16.26	3.90	21.08	3.13	36.15	4.18	69.44

Fund

NAV Return	9.82	7.64	24.72	5.87	33.03	4.94	62.01	6.17	116.43

Market Price Return	9.50	7.58	24.50	5.89	33.10	4.91	61.57	6.14	115.54

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

Management’s Discussion of Fund Performance Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or any U.S. territory, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.34%. On a net asset value (“NAV”) basis, the Fund returned 2.53%. During the same time period, the Index returned 3.60%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the sampling approach employed by the portfolio management team as well as fees and operating expenses incurred by the Fund as well as costs associated with portfolio rebalancing and sampling during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 3.35%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the State of New York during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s lack of exposure to New York State bonds, as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2020, the State of California contributed most significantly to the Fund’s return. There were no states that detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Los Angeles County California Public Works Rev. Bond, 5.00% coupon, due 12/01/2049 (portfolio average weight of 3.00%), and Los Angeles California Department of Water & Power Rev. Bond, 5.00% coupon, due 07/01/2049 (portfolio average weight of

1.48%). Positions that detracted most significantly from the Fund’s return included California Health Facilities Financing Refunding Sutter Health Series A, 5.00% coupon, due 11/15/2048 (no longer held at fiscal year end), and Sacramento California Convention Center Complex Rev. Bond, 5.00% coupon, due 06/01/2048 (portfolio average weight of 1.49%).

Revenue Type Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Ad Valorem Property Tax	26.34

Health, Hospital, Nursing Home Revenue	11.46

Port, Airport & Marina Revenue	8.98

Water Revenue	8.58

Lease Revenue	8.48

College & University Revenue	5.75

Electric Power Revenue	5.17

Sewer Revenue	5.07

Sales Tax Revenue	4.54

Revenue Types Each Less Than 3%	13.61

Other Assets Less Liabilities	2.02

7

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB, 4.00%, 08/15/2050	5.66

San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds, 5.00%, 07/01/2041	3.71

San Diego Unified School District, Series 2020 D-2, GO Bonds, 5.00%, 07/01/2022	3.61

San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB, 5.00%, 08/01/2049	3.09

Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB, 5.00%, 12/01/2049	2.97

Metropolitan Water District of Southern California, Series 2020 A, RB, 5.00%, 10/01/2045	2.02

San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB, 5.00%, 05/01/2048	1.86

Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB, 5.00%, 07/01/2042	1.79

Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB, 5.00%, 07/01/2049	1.48

Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB, 5.00%, 06/01/2048	1.47

Total	27.66

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Blended–ICE BofAML California Long-Term Core Plus Municipal Securities Index	3.60%	4.84%	15.24%	4.74%	26.05%	5.02%	63.16%	4.99%	87.31%

Bloomberg Barclays Municipal Bond 20 Year Index	3.35	5.04	15.88	4.92	27.15	5.02	63.19	5.31	94.69

Fund

NAV Return	2.53	4.30	13.47	4.46	24.39	4.59	56.59	4.50	76.35

Market Price Return	2.34	4.16	13.01	4.36	23.81	4.57	56.39	4.42	74.71

8

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended – ICE BofAML California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

Management’s Discussion of Fund Performance Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, Inc. compiles, maintains and calculates the Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.80%. On a net asset value (“NAV”) basis, the Fund returned 1.84%. During the same time period, the Index returned 1.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from securities lending practices, as well as beneficial effects associated with rebalancing.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 21.94%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to the Fund’s fixed-income exposure, which generally underperformed the equity markets during the period.

For the fiscal year ended August 31, 2020, the BlackRock Science & Technology Trust (portfolio average weight of 0.77%) contributed most significantly to the Fund’s return, followed by the AllianzGI Dividend Interest & Premium Strategy Fund (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return included Highland Floating Rate Opportunities Fund (no longer held at fiscal year-end), and NexPoint Strategic Opportunities Fund (portfolio average weight of 1.54%).

Asset Class Breakdown* (% of the Fund’s Net

Assets)

as of August 31, 2020

Bonds	38.16

Option Income	31.70

Bonds/High Yield	27.18

Domestic Equity	3.02

Money Market Funds Plus Other Assets Less Liabilities	(0.06)

*	Reflects exposure acheved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net

Assets)

as of August 31, 2020

Security

Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.93

BlackRock Enhanced Equity Dividend Trust	2.64

Eaton Vance Limited Duration Income Fund	2.61

AllianzGI Dividend Interest & Premium Strategy Fund	2.47

Nuveen Preferred & Income Securities Fund	2.32

Eaton Vance Tax-Managed Diversified Equity Income Fund	2.28

Aberdeen Asia-Pacific Income Fund, Inc.	2.25

BlackRock Corporate High Yield Fund, Inc.	2.20

Nuveen S&P 500 Buy-Write Income Fund	2.09

AllianceBernstein Global High Income Fund, Inc.	1.78

Total	24.57

*	Excluding money market fund holdings.

10

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years Average Annualized		5 Years Average Annualized		10 Years Average Annualized		Fund Inception
			3 Years		5 Years		10 Years	Average
Index	1 Year		Cumulative		Cumulative		Cumulative	Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	1.94%	3.77%	11.73%	7.72%	45.05%	6.70%	91.20%	6.82%	100.24%
S&P 500® Index	21.94	14.52	50.17	14.46	96.47	15.16	310.38	13.87	292.35

Fund
NAV Return	1.84	3.45	10.72	7.31	42.33	6.24	83.24	6.36	91.32
Market Price Return	1.80	3.39	10.52	7.32	42.39	6.22	82.88	6.34	90.92

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.55% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 2.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

Management’s Discussion of Fund Performance Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

The Index is comprised of U.S. dollar-denominated high yield corporate bonds that are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flow. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.28%. On a net asset value (“NAV”) basis, the Fund returned 3.33%. During the same time period, the Index returned 4.74%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with rebalancing and sampling, as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 4.71%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the technology hardware, storage & peripherals industry and most underweight in the media industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and security selection within the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2020, the media industry contributed most significantly to the Fund’s return, followed by the diversified telecommunications services and health care providers & services industries, respectively. Industries that detracted most significantly from the Fund’s return for the period included energy equipment & services, followed by metals & mining.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Occidental Petroleum Corp., 3.50% coupon, due 08/15/2029, an oil, gas & consumable fuels company (portfolio average weight of 1.07%), and Occidental Petroleum Corp., 2.90% coupon, due 08/15/2024, an oil, gas & consumable fuels company (portfolio average weight of 1.00%). Positions that detracted most significantly from the Fund’s return included Nabors Industries, Inc., 5.75% coupon, due 02/01/2025, an energy equipment & services company (no longer held at fiscal year-end), and AK Steel Corp., 7.00% coupon, due 03/15/2027, metals & mining company (portfolio average weight of 0.15%).

  Sector Breakdown (% of the Fund’s Net Assets)

  as of August 31, 2020

Consumer Discretionary	21.83

Energy	13.32

Industrials	11.70

Information Technology	9.79

Materials	9.10

Communication Services	8.21

Health Care	7.05

Financials	6.72

Real Estate	5.23

Consumer Staples	3.23

Utilities	2.30

Money Market Funds Plus Other Assets Less Liabilities	1.52

  Credit Quality Rating (S&P)*

  (% of the Fund’s Net Assets)

  as of August 31, 2020

BBB	12.01

BB	62.49

B	22.02

CCC	0.36

Not Rated	1.60

Money Market Funds Plus Other Assets Less Liabilities	1.52

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

12

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020
Security

EMC Corp., 3.38%, 06/01/2023	1.80

Ford Motor Co., 4.35%, 12/08/2026	1.66

United Airlines Holdings, Inc., 4.25%, 10/01/2022	1.55

Ford Motor Credit Co. LLC, 5.58%, 03/18/2024	1.48

Macy’s Retail Holdings, Inc., 2.88%, 02/15/2023	1.28

Centene Corp., 4.63%, 12/15/2029	1.20

Western Digital Corp., 4.75%, 02/15/2026	1.10

Genworth Holdings, Inc., 7.63%, 09/24/2021	1.06

Occidental Petroleum Corp., 3.50%, 08/15/2029	1.05

Occidental Petroleum Corp., 2.90%, 08/15/2024	1.00

Total	13.18

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average	10 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative

Blended–RAFI® Bonds U.S. High Yield 1-10 Index	4.74%	5.00%	15.76%	6.12%	34.61%	6.42%	86.39%	5.39%	95.77%

Bloomberg Barclays US Corporate High Yield Index	4.71	4.88	15.37	6.45	36.69	6.90	94.83	7.30	146.34

Fund

NAV Return	3.33	4.05	12.66	5.16	28.63	5.39	69.12	3.68	58.69

Market Price Return	3.28	4.01	12.51	5.14	28.45	5.39	69.08	3.49	55.02

13

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)  (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of the performance of the Wells Fargo® High Yield Bond Index, the Fund’s previous index, from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2020.

14

Management’s Discussion of Fund Performance Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

The Index is comprised of U.S. dollar denominated investment grade corporate bonds which are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flows. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 6.95%. On a net asset value (“NAV”) basis, the Fund returned 6.87%. During the same time period, the Index returned 7.23%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, as well as rebalance-related trading and sampling costs.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.50%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 6,600 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the banks industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its under-allocation to the banks industry.

For the fiscal year ended August 31, 2020, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and health care providers & services industries, respectively. The construction & engineering and trading companies & distributors industries detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included JPMorgan Chase & Co., 2.95% coupon, due 10/01/2026, a banks company (portfolio average weight of 0.56%), and Apple, Inc., 3.25% coupon, due 02/23/2026, a technology hardware, storage & peripherals company (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return included Occidental Petroleum Corp., 3.50% coupon, due 08/15/2029, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Occidental Petroleum Corp., 2.90% coupon, due 08/15/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	20.62

Information Technology	11.78

Health Care	10.35

Industrials	10.20

Consumer Staples	9.57

Consumer Discretionary	8.80

Energy	6.60

Utilities	6.12

Real Estate	5.63

Communication Services	5.27

Materials	4.90

Money Market Funds Plus Other Assets Less Liabilities	0.16

Credit Quality Rating (S&P)*

(% of the Fund’s Net Assets)

as of August 31, 2020

AAA	1.42

AA	9.67

A	34.39

BBB	54.06

BB	0.19

Not Rated	0.11

Money Market Funds Plus Other Assets Less Liabilities	0.16

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

15

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020
Security

JPMorgan Chase & Co., 2.95%, 10/01/2026	0.56

JPMorgan Chase & Co., 4.50%, 01/24/2022	0.52

Apple, Inc., 3.25%, 02/23/2026	0.51

Walmart, Inc., 3.70%, 06/26/2028	0.50

Wells Fargo & Co., 3.00%, 04/22/2026	0.50

Apple, Inc., 2.40%, 05/03/2023	0.50

Walmart, Inc., 3.40%, 06/26/2023	0.49

Exxon Mobil Corp., 3.04%, 03/01/2026	0.49

Wells Fargo & Co., 2.63%, 07/22/2022	0.48

Bank of America Corp., 3.25%, 10/21/2027	0.48

Total	5.03

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		5 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	7.23%	5.28%	16.69%	4.82%	26.54%	4.17%	44.15%
Bloomberg Barclays U.S. Corporate Index	7.50	6.45	20.61	6.20	35.06	5.30	58.89

Fund
NAV Return	6.87	4.98	15.69	4.56	25.00	3.77	39.36
Market Price Return	6.95	4.90	15.42	4.51	24.70	3.79	39.51

16

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

Management’s Discussion of Fund Performance Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.42%. On a net asset value (“NAV”) basis, the Fund returned 2.56%. During the same time period, the Index returned 3.32%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing and sampling.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 3.35%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the State of Washington during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to differences in state weightings relative to the Benchmark Index as well as fees and trading costs incurred by the Fund.

For the fiscal year ended August 31, 2020, the State of California contributed most significantly to the Fund’s return, followed by the State of Texas and the State of New York, respectively. The State of Minnesota was the only state to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Weld County School District No. 6 Greeley GO Bond, 5.00% coupon, due 12/01/2044 (portfolio average weight of 0.97%), and Chino Valley University School District GO Bond, 3.38% coupon, due 08/01/2050 (portfolio average weight of 0.41%). Positions that detracted most significantly from the Fund’s return included Hillsborough County Florida Aviation, 5.00% coupon, due 10/01/2043 (no longer held at fiscal year-end), and Massachusetts State School Building Authority, 5.25% coupon, due 02/15/2048 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Ad Valorem Property Tax	19.53
Water Revenue	11.58
College & University Revenue	9.48
Health, Hospital, Nursing Home Revenue	8.66
Highway Tolls Revenue	7.62
Port, Airport & Marina Revenue	6.72
Sales Tax Revenue	6.26
Electric Power Revenue	6.06
Income Tax Revenue	5.95
Lease Revenue	3.60
Revenue Types Each Less Than 3%	13.21
Other Assets Less Liabilities	1.33

18

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

New York (City of), NY Water & Sewer System, Series 2020 GG-1, RB, 5.00%, 06/15/2048	1.56

Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB, 5.25%, 07/01/2049	1.44

San Diego Unified School District, Series 2020 M-2, GO Bonds, 5.00%, 07/01/2022	1.32

Bay Area Toll Authority, Series 2019 D, Ref. VRD RB, 0.02%, 04/01/2047	1.20

New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2020 A, Ref. RB, 3.00%, 09/01/2050	1.17

New York (City of), NY, Subseries 2010 G-4, VRD GO Bonds, 0.07%, 03/01/2039	1.12

Weld County School District No. 6 Greeley, Series 2020, GO Bonds, 5.00%, 12/01/2044	0.96

New York (State of) Dormitory Authority, Series 2020 B, RN, 5.00%, 03/31/2021	0.96

Chicago (City of), IL, Series 2012, RB, 5.00%, 01/01/2037	0.95

Weld County School District Re-2, Series 2019, GO Bonds, 5.00%, 12/01/2044	0.94

Total	11.62

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average	10 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative
Blended–ICE BofAML National Long-Term Core Plus Municipal Securities Index	3.32%	4.83%	15.21%	4.81%	26.48%	4.99%	62.79%	5.04%	88.44%
Bloomberg Barclays Municipal Bond 20 Year Index	3.35	5.04	15.88	4.92	27.15	5.02	63.19	5.31	94.69

Fund
NAV Return	2.56	4.29	13.44	4.47	24.42	4.55	56.04	4.51	76.66
Market Price Return	2.42	4.29	13.43	4.46	24.39	4.53	55.80	4.44	75.00

19

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

20

Management’s Discussion of Fund Performance Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.83%. On a net asset value (“NAV”) basis, the Fund returned 2.66%. During the same time period, the Index returned 2.24%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the Fund’s sampling methodology and by the Fund holding cash to pay distributions in March, which coincided with overall market declines, which were partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 3.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based and on the average performance of approximately 900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of California during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to underweight allocations to the states of California, Massachusetts, and Texas, respectively.

For the fiscal year ended August 31, 2020, the State of New York contributed most significantly to the Fund’s return, followed by the US territory of Guam. Puerto Rico was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included New York State Dormitory Authority Rev. Bond, 4.00% coupon, due 02/15/2044 (portfolio average weight of 5.70%), and New York City Industrial Development Agency (Queens Baseball Stadium)

Rev. Bond, 6.50% coupon, due 01/01/2046 (portfolio average weight of 2.57%). Positions that detracted most significantly from the Fund’s return included New York City Municipal Water Finance Authority, 4.00% coupon, due 06/15/2042 (no longer held at fiscal year-end), and New York Convention Center Development, 5.00% coupon, due 11/05/2040 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

College & University Revenue	18.52

Income Tax Revenue	18.42

Miscellaneous Revenue	9.73

Electric Power Revenue	7.67

Lease Revenue	6.99

Ad Valorem Property Tax	6.64

Highway Tolls Revenue	5.36

Water Revenue	4.66

Health, Hospital, Nursing Home Revenue	4.00

Transit Revenue	3.34

Port, Airport & Marina Revenue	3.02

Revenue Types Each Less Than 3%	8.31

Other Assets Less Liabilities	3.34

21

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets)

as of August 31, 2020

Security

New York (State of) Dormitory Authority, Series 2017 B, Ref. RB, 4.00%, 02/15/2044	5.69

Battery Park (City of), NY Authority, Series 2019, RB, 5.00%, 11/01/2049	3.25

Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB, 5.00%, 12/01/2043	3.22

New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds), Series 2019 B, RB, 5.00%, 07/01/2050	2.56

Utility Debt Securitization Authority, Series 2017, RB, 5.00%, 12/15/2038	2.55

New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, 6.50%, 01/01/2046	2.54

New York (City of), NY, Series 2019 B-1, GO Bonds, 5.00%, 10/01/2039	2.54

New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB, 5.00%, 07/01/2035	2.33

New York State Urban Development Corp., Series 2019 A, Ref. RB, 4.00%, 03/15/2044	2.33

New York (City of), NY Transitional Finance Authority, Series 2019, RB, 4.00%, 11/01/2042	2.32

Total	29.33

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Blended–ICE BofAML New York Long-Term Core Plus Municipal Securities Index	2.24%	4.23%	13.24%	4.47%	24.45%	4.53%	55.78%	4.62%	79.05%

Bloomberg Barclays Municipal Bond 20 Year Index	3.35	5.04	15.88	4.92	27.15	5.02	63.19	5.31	94.69

Fund

NAV Return	2.66	4.31	13.51	4.41	24.07	4.21	51.03	4.09	67.53

Market Price Return	2.83	4.44	13.93	4.49	24.58	4.23	51.31	4.03	66.33

22

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofAML New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2020.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

23

Management’s Discussion of Fund Performance Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 5.04%. On a net asset value (“NAV”) basis, the Fund returned 4.98%. During the same time period, the Index returned 5.17%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 4.61%. The Benchmark Index is an unmanaged index weighted by modified market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities industry and most underweight in the mortgage REITs industry during the fiscal year ended August 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the underweight allocations to the mortgage REITs and equity REITs industries.

For the fiscal year ended August 31, 2020, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and capital markets industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return during the period, followed by the real estate management & development industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Citigroup, Inc., 6.88%, Series K, a banks company (portfolio average weight 1.64%), and Bank of America Corp., 6.00%, Series GG, a banks company (portfolio average weight 1.16%). Positions that detracted most significantly from the Fund’s return included Truist Financial Corp., 5.63%, Series H, a banks company (portfolio average weight of 0.35%), and Diversified Healthcare Trust, 5.63%, an equity REIT company (portfolio average weight of 0.20%).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	64.08

Utilities	13.46

Real Estate	9.09

Communication Services	7.35

Sector Types Each Less Than 3%	5.61

Money Market Funds Plus Other Assets Less Liabilities	0.41

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Citigroup, Inc., Series K, Pfd., 6.88%	1.64

Wells Fargo & Co., Series Z, Pfd., 4.75%	1.37

PNC Financial Services Group, Inc. (The),

Series P, Pfd., 6.13%	1.35

Wells Fargo & Co., Series Q, Pfd., 5.85%	1.33

JPMorgan Chase & Co., Series DD, Pfd., 5.75%	1.31

Bank of America Corp., Series KK, Pfd., 5.38%	1.24

AT&T, Inc., Series C, Pfd., 4.75%	1.17

JPMorgan Chase & Co., Series EE, Pfd., 6.00%	1.17

Bank of America Corp., Series GG, Pfd., 6.00%	1.16

Bank of America Corp., Series LL, Pfd., 5.00%	1.09

Total	12.83

*	Excluding money market fund holdings.

24

Invesco Preferred ETF (PGX) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Blended–ICE BofAML Core Plus Fixed Rate Preferred Securities Index	5.17%	5.43%	17.18%	6.35%	36.07%	6.95%	95.81%	4.74%	79.17%

S&P U.S. Preferred Stock Index	4.61	4.53	14.21	5.40	30.07	6.15	81.60	5.63	99.18

Fund

NAV Return	4.98	5.13	16.20	6.15	34.75	6.57	88.95	4.15	66.90

Market Price Return	5.04	5.27	16.65	6.20	35.09	6.57	88.99	4.05	64.72

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE BofAML Core Plus Fixed Rate Preferred Securities Index is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index starting from the conversion date through August 31, 2020.

25

Management’s Discussion of Fund Performance Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofAML US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities that comprise the Index. The Index is designed to track the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of Moody’s Investors Services, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings, Inc. Securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid.

ICE Data Indices, LLC uses a capitalization weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 4.88%. On a net asset value (“NAV”) basis, the Fund returned 5.25%. During the same time period, the Index returned 6.01%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive impact of the Fund’s sampling methodology, which was partially offset by fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing.

During this same time period, ICE BofAML U.S. Corporate Master Index returned 7.45% and Bloomberg Barclays U.S. Aggregate Bond Index returned 6.47% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 8,100 securities and 10,800 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to the ICE BofAML U.S. Corporate Master Index, the majority of the Fund’s underperformance during the period can be attributed to the limited supply of taxable municipal securities held by the Benchmark Index.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the majority of the Fund’s underperformance during the period can be attributed to the limited supply of taxable municipal securities held by the Benchmark Index.

For the fiscal year ended August 31, 2020, the State of California contributed most significantly to the Fund’s return, followed by the State of New York and the State of Texas, respectively. The state of Kentucky was the only state to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included University of California Rev. Bonds, 4.13% coupon, due 05/15/2045 (portfolio average weight of 1.54%), and California State GO Bonds, 7.30% coupon, due 10/01/2039 (portfolio average weight of 1.20%). Positions that detracted most significantly from the Fund’s return included Pennsylvania State University Rev. Bonds, 2.89% coupon, due 09/01/2050 (no longer held at fiscal year-end), and Metropolitan Transit Authority of New York Rev. Bonds, 6.81% coupon, due 11/15/2040 (portfolio average weight of 0.42%).

Revenue Type Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Ad Valorem Property Tax	17.13

College & University Revenue	15.33

Port, Airport & Marina Revenue	9.38

General Fund	9.11

Electric Power Revenue	8.13

Miscellaneous Revenue	5.78

Sales Tax Revenue	5.28

Water Revenue	4.93

Health, Hospital, Nursing Home Revenue	3.40

Appropriations	3.13

Revenue and Security Types Each Less Than 3%	14.96

Money Market Funds Plus Other Assets Less Liabilities	3.44

26

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds, 2.34%, 11/01/2037	1.92

California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	1.67

University of California, Series 2015 J, Ref. RB, 4.13%, 05/15/2045	1.53

California (State of), Series 2009, GO Bonds, 7.30%, 10/01/2039	1.17

New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB, 1.09%, 07/01/2023	1.14

Fort Lauderdale (City of), FL, Series 2020, Ref. RB, 0.75%, 01/01/2024	1.13

Commonwealth Financing Authority, Series 2019 A, RB, 3.66%, 06/01/2038	1.13

Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB, 2.92%, 11/01/2050	1.00

California (State of), Series 2009, GO Bonds, 7.50%, 04/01/2034	0.96

American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB, 8.08%, 02/15/2050	0.94

Total	12.59

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	5 Years Cumulative	Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

Blended–ICE BofAML US Taxable Municipal Securities Plus Index	6.01%	7.04%	22.65%	7.01%	40.29%	7.08%	98.12%	7.63%	121.10%

ICE BofAML U.S. Corporate Master Index	7.45	6.39	20.42	6.13	34.62	5.23	66.54	5.78	83.40

Bloomberg Barclays U.S. Aggregate Bond Index	6.47	5.09	16.07	4.33	23.60	3.65	43.14	4.01	52.84

Fund

NAV Return	5.25	7.00	22.52	7.01	40.35	6.87	94.42	7.56	119.56

Market Price Return	4.88	6.97	22.41	7.13	41.09	6.88	94.54	7.54	118.93

27

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Indices are based on the inception date of the Fund.

-

The Blended-ICE BofAML US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofAML Build America Bond Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2020.

28

Management’s Discussion of Fund Performance Invesco Treasury Collateral ETF (CLTL)

As an index fund, the Invesco Treasury Collateral ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index. The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months. The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million.

The Index excludes inflation-linked securities, floating rate notes, cash management bills, and any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities. The Index uses a market value-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. In managing the Fund, Invesco Advisers, Inc., the sub-adviser, selects component securities that are expected to have, in the aggregate, investment characteristics, risk factors and liquidity measures that are similar to, and therefore are representative of, the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.55%. On a net asset value (“NAV”) basis, the Fund returned 1.55%. During the same time period, the Index returned 1.58%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2020, the bonds with maturities between 61-90 days duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 120-360 days duration. There were no maturity ranges that detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included U.S. Treasury Note, 1.38% coupon, due 10/31/2020 (portfolio average weight of 3.06%), and U.S. Treasury Note, zero-coupon, due 08/31/2020 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bill, zero-coupon, due 01/14/2021 (portfolio average weight of 1.50%), and U.S. Treasury Bill, zero coupon, due 02/04/2021 (portfolio average weight of 1.50%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

U.S. Treasury Bills	60.87

U.S. Treasury Notes	39.10

Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security

U.S. Treasury Bills, 0.01%-1.49%, 10/08/2020	3.59

U.S. Treasury Bills, 0.04%-1.48%, 11/05/2020	3.58

U.S. Treasury Bills, 0.09%-0.16%, 11/12/2020	3.17

U.S. Treasury Bills, 0.09%-0.16%, 10/22/2020	3.17

U.S. Treasury Bills, 0.10%-0.16%, 12/31/2020	3.15

U.S. Treasury Notes, 1.38%, 10/31/2020	3.05

U.S. Treasury Bills, 0.09%-0.15%, 10/15/2020	3.00

U.S. Treasury Bills, 0.09-0.16%, 12/03/2020	2.95

U.S. Treasury Bills, 0.09%-0.17%, 10/01/2020	2.82

U.S. Treasury Bills, 0.12%-0.17%, 03/25/2021	2.67

Total	31.15

*	Excluding money market fund holdings.

29

Invesco Treasury Collateral ETF (CLTL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		Fund Inception
Index	1 Year	Average Annualized	3 Years Cumulative	Average Annualized	Cumulative

ICE U.S. Treasury Short Bond Index	1.58%	1.86%	5.69%	1.66%	6.18%

Fund

NAV Return	1.55	1.79	5.45	1.59	5.90

Market Price Return	1.55	1.78	5.44	1.58	5.86

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

30

Management’s Discussion of Fund Performance Invesco Variable Rate Preferred ETF (VRP)

As an index fund, the Invesco Variable Rate Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index. The Index is a market capitalization-weighted index designed to track the performance of preferred stock, as well as certain types of “hybrid securities” that are functionally equivalent to preferred stocks, that are issued by U.S.-based or foreign issuers and that pay a floating or variable rate dividend or coupon.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and hybrid securities that, in the Index Provider’s judgment, are functionally equivalent to preferred stock based on the inclusion of equity features. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; (iii) be U.S. dollar-denominated and have a tranche that is offered in the U.S.; and (iv) be U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Hybrid and Preferred Securities.” The Fund does not purchase all of the Hybrid and Preferred Securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.51%. On a net asset value (“NAV”) basis, the Fund returned 3.44%. During the same time period, the Index returned 3.58%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 4.61%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the equity REITs industry during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the industrial conglomerates industry, followed by the Fund’s lack of holdings in both the semiconductors & semiconductor equipment and diversified telecommunication services industries.

For the fiscal year ended August 31, 2020, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the industrial conglomerates and mortgage REITs industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Vodafone Group PLC, 7.00%, a wireless telecommunications company (portfolio average weight of 1.19%), and BP Capital Markets PLC, 4.88%, an oil, gas & consumable fuel company (portfolio average weight of 1.32%). Positions that detracted most significantly from the Fund’s return included General Electric Co., 5.00%, an industrial conglomerates company (portfolio average weight of 2.15%), and Plains All American Pipeline L.P., 6.13%, an oil, gas & consumable fuels company (portfolio average weight of 0.27%).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Financials	77.11

Energy	10.80

Utilities	4.81

Industrials	3.32

Sector Types Each Less Than 3%	2.96

Money Market Funds Plus Other Assets Less Liabilities	1.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

General Electric Co., Series D, 5.00%	2.12

JPMorgan Chase & Co., Series HH, 4.60%	1.46

JPMorgan Chase & Co., Series I, 3.74%	1.37

BP Capital Markets PLC, 4.88%	1.32

Charles Schwab Corp. (The), Series G, 5.38%	1.30

GMAC Capital Trust I, Series 2, Pfd., 6.07%	1.28

BP Capital Markets PLC, 4.38%	1.26

Bank of America Corp., Series FF, 5.88%	1.22

Wachovia Capital Trust III, 5.57%	1.20

Citigroup Capital XIII, Pfd., 6.64%	1.18

Total	13.71

*	Excluding money market fund holdings.

31

Invesco Variable Rate Preferred ETF (VRP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

		3 Years		5 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative

Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	3.58%	3.83%	11.94%	5.83%	32.77%	5.30%	38.68%

S&P U.S. Preferred Stock Index	4.61	4.53	14.21	5.40	30.07	5.46	40.03

Fund

NAV Return	3.44	3.60	11.21	5.65	31.63	5.06	36.65

Market Price Return	3.51	3.66	11.38	5.61	31.38	5.06	36.66

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

Management’s Discussion of Fund Performance Invesco VRDO Tax-Free Weekly ETF (PVI)

As an index fund, the Invesco VRDO Tax-Free Weekly ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Index Services Limited compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated by at least one of the following statistical rating agencies: Moody’s Investors Services, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by S&P Global Ratings, a division of S&P Global Inc. as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long-term bonds or F-2 for short-term bonds. To be eligible for inclusion in the Index, bonds must also have a minimum amount outstanding of $10 million and a minimum maturity of one month at the time of the Underlying Index’s last rebalance. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 0.58%. On a net asset value (“NAV”) basis, the Fund returned 0.69%. During the same time period, the Index returned 0.86%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing and sampling, which were partially offset by the positive impact of the impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 1.95%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,900 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than a 1-year duration.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of California during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the State of California and the State of Texas.

For the fiscal year ended August 31, 2020, the State of New York contributed most significantly to the Fund’s return, followed by the State of Florida and the State of Massachusetts, respectively. There were no detracting states during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Arizona Health Facilities Authority (Catholic Healthcare West Loan Program) Rev. Bond, 0.10% coupon, due 07/01/2035 (portfolio average weight of 5.01%), and Franklin County Ohio Hospital (OhioHealth Corp.) Rev. Bond, 0.08% coupon, due 11/15/2041 (portfolio average weight of 5.01%). There were no detracting positions.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Health, Hospital, Nursing Home Revenue	24.77
Miscellaneous Revenue	15.64
Port, Airport & Marina Revenue	14.04
College & University Revenue	9.83
Water Revenue	9.23
Local or GTD Housing	7.92
Ad Valorem Property Tax	4.41
Sales Tax Revenue	3.21
Lease Revenue	3.01
Revenue Types Each Less Than 3%	4.95
Other Assets Less Liabilities	2.99

33

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security

Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB, 0.08%, 11/15/2041	5.02

Massachusetts (State of) Health & Educational Facilities Authority (Partners Healthcare), Series 1997 P1, VRD RB, 0.09%, 07/01/2027	5.02

Arizona (State of) Health Facilities Authority (Catholic Healthcare West Loan Program), Series 2005 B, VRD RB, 0.10%, 07/01/2035	5.01

Houston (City of), TX, Series 2010, Ref. VRD RB, 0.10%, 07/01/2030	5.01

Indianapolis (City of), IN, Series 2008, VRD RB, 0.06%, 05/15/2038	5.01

Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, 0.09%, 07/01/2029	5.01

Build NYC Resource Corp., Series 2015, Ref. VRD RB, 0.09%, 04/01/2045	5.01

Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB, 0.07%, 05/15/2038	4.82

Colorado Springs (City of), CO, Series 2006 B, VRD RB, 0.11%, 11/01/2036	4.61

University of Massachusetts Building Authority, Series 2008 1, VRD RB, 0.08%, 05/01/2038	4.61

Total	49.13

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

		3 Years		5 Years		10 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average	10 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative

Blended–Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index	0.86%	1.15%	3.50%	0.87%	4.44%	0.51%	5.23%	0.73%	9.69%

Bloomberg Barclays Municipal 1-Year Index	1.95	1.75	5.33	1.41	7.24	1.13	11.84	1.67	23.62

Fund

NAV Return	0.69	0.96	2.90	0.67	3.40	0.39	4.02	0.71	9.43

Market Price Return	0.58	0.97	2.95	0.66	3.36	0.39	4.02	0.71	9.43

34

Invesco VRDO Tax-Free Weekly ETF (PVI) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thomson Municipal Market Data VRDO Index, the Fund’s previous underlying index, from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2020.

35

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

36

Invesco 1-30 Laddered Treasury ETF (PLW)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.83%
U.S. Treasury Bonds-86.83%
7.88%, 02/15/2021	$5,779,200	$5,981,744
7.13%, 02/15/2023	5,284,300	6,191,300
7.63%, 02/15/2025	4,761,300	6,323,602
6.00%, 02/15/2026	4,923,700	6,436,776
6.63%, 02/15/2027	4,622,800	6,455,126
5.25%, 02/15/2029	4,763,700	6,607,959
5.38%, 02/15/2031	13,575,900	20,035,589
4.50%, 02/15/2036	13,598,500	20,575,699
4.75%, 02/15/2037	4,358,100	6,864,178
4.38%, 02/15/2038	4,494,700	6,911,128
3.50%, 02/15/2039	4,970,400	6,966,132
4.63%, 02/15/2040	4,298,800	6,910,657
4.75%, 02/15/2041	4,207,600	6,927,255
3.13%, 02/15/2042	5,212,400	7,041,423
3.13%, 02/15/2043	5,215,800	7,049,276
3.63%, 02/15/2044	4,813,000	7,017,768
2.50%, 02/15/2045	5,784,500	7,102,733
2.50%, 02/15/2046	5,770,900	7,110,155
3.00%, 02/15/2047	5,236,700	7,075,068
3.00%, 02/15/2048	5,221,000	7,092,810
3.00%, 02/15/2049	5,194,000	7,104,012
2.00%, 02/15/2050	6,425,000	7,274,305

		177,054,695

	Principal Amount	Value
U.S. Treasury Notes-13.00%
2.00%, 02/15/2022	$6,231,200	$6,399,028
2.75%, 02/15/2024	5,968,000	6,499,059
2.75%, 02/15/2028	5,755,000	6,697,156
1.50%, 02/15/2030	6,410,000	6,907,276

		26,502,519

Total U.S. Treasury Securities (Cost $204,326,806)		203,557,214

	Shares
Money Market Funds-0.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(a)(b) (Cost $115,706)	115,706	115,706

TOTAL INVESTMENTS IN SECURITIES-99.89% (Cost $204,442,512)		203,672,920
OTHER ASSETS LESS LIABILITIES-0.11%		230,175

NET ASSETS-100.00%		$203,903,095

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$41,740	$3,498,721	$(3,424,755)	$-	$-	$115,706	$1,108

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	-	36,202,654	(36,202,654)	-	-	-	4,587	*

Invesco Liquid Assets Portfolio, Institutional Class	-	5,566,546	(5,566,420)	-	(126)	-	1,134	*

Invesco Private Government Fund	-	57,889,353	(57,889,353)	-	-	-	41	*

Total	$41,740	$103,157,274	$(103,083,182)	$-	$(126)	$115,706	$6,870

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco California AMT-Free Municipal Bond ETF (PWZ)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.98%
California-97.63%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2034	$2,000	$2,107,680
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	5.00%	10/01/2035	1,500	1,754,385
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB	5.00%	05/01/2039	540	597,056
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	3,000	3,408,690
California (State of), Series 2012, Ref. GO Bonds	5.00%	02/01/2038	775	822,880
California (State of), Series 2013, GO Bonds	5.00%	04/01/2037	1,160	1,288,574
California (State of), Series 2013, GO Bonds	5.00%	04/01/2043	2,000	2,217,880
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	1,965	2,225,677
California (State of), Series 2014, GO Bonds	5.00%	10/01/2044	1,000	1,162,110
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	1,000	1,172,100
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	1,500	1,808,085
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	2,000	2,441,840
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2036	1,000	1,235,940
California (State of), Series 2020, GO Bonds	4.00%	03/01/2046	660	783,110
California (State of), Series 2020, GO Bonds	3.00%	03/01/2050	2,860	3,063,889
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	1,500	1,754,985
California (State of) Department of Water Resources, Series 2016 AW, Ref. RB	5.00%	12/01/2033	1,000	1,257,100
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	1,500	1,794,270
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2053	2,000	2,371,600
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	500	606,135
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2042	1,500	1,708,395
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	1,000	1,561,680
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	1,000	1,157,240
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2036	500	562,545
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	22,000	25,586,440
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2011 D, Ref. RB	5.00%	08/15/2035	3,000	3,108,390
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB	5.00%	08/15/2043	1,000	1,158,230
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	4.00%	11/15/2041	685	760,994
California (State of) Infrastructure & Economic Development Bank, Series 2016 A, RB	4.00%	10/01/2045	1,000	1,132,230
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	1,250	1,579,325
California (State of) Municipal Finance Authority (Clinicas Del Camino Real, Inc.), Series 2020, RB	4.00%	03/01/2050	3,085	3,323,625
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	1,000	1,088,350
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	1,000	1,135,630
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.00%	11/01/2047	1,000	1,088,180
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2047	500	550,985
California (State of) Municipal Finance Authority (Orange (County of) Civic Center Infrastructure
Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	1,000	1,182,140
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB	5.00%	01/01/2048	1,000	1,247,350
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing), Series 2019, RB	5.00%	05/15/2049	2,000	2,305,400
California (State of) Public Works Board, Series 2016 C, Ref. RB	5.00%	11/01/2034	670	828,515
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group), Series 2015, Ref. RB(b)(c)	5.00%	11/01/2024	1,000	1,192,960
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	1,650	1,813,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	5.00%	08/15/2051	$1,000	$1,155,420
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	5.00%	12/01/2057	850	1,006,086
California (State of) Statewide Communities Development Authority (Kaiser Permanente), Series 2012 A, RB	5.00%	04/01/2042	1,000	1,053,230
California (State of) Statewide Communities Development Authority (Marin General Hospital),
Series 2018, RB	4.00%	08/01/2045	1,000	1,045,090
California (State of) Statewide Communities Development Authority (Trinity Health Credit Group),
Series 2011, Ref. RB(b)(c)	5.00%	12/01/2021	1,045	1,108,264
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC), Series 2016, Ref. RB	5.00%	05/15/2040	1,000	1,098,570
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), Series 2017 A, RB	5.00%	05/15/2047	1,500	1,654,995
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	1,000	1,112,360
California State University, Series 2012 A, RB	5.00%	11/01/2037	2,940	3,219,182
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	1,500	1,822,140
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2037	500	619,350
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	3,000	3,784,590
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(d)	5.00%	08/01/2050	800	871,056
Chabot-Las Positas Community College District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2047	4,750	5,443,500
Chaffey Joint Union High School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2044	2,000	2,326,020
Chino Valley Unified School District, Series 2020 B, GO Bonds	5.00%	08/01/2055	5,000	6,436,550
Chula Vista (City of), CA (San Diego Gas & Electric Co.), Series 2004 A, RB	5.88%	02/15/2034	2,500	2,509,325
Coachella Valley Unified School District (2005 Election), Series 2016 E, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2045	1,500	1,680,015
East Bay Municipal Utility District Water System Revenue, Series 2015 A, Ref. RB	5.00%	06/01/2037	1,500	1,790,310
East Bay Municipal Utility District Water System Revenue, Series 2017 A, RB	5.00%	06/01/2042	1,500	1,863,825
East Bay Municipal Utility District Water System Revenue, Series 2017 A, RB	5.00%	06/01/2045	2,000	2,472,860
East Whittier City School District, Series 2020 C, GO Bonds	4.00%	08/01/2047	2,775	3,150,652
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	2,000	2,170,900
Fremont Union High School District, Series 2019 A, GO Bonds	4.00%	08/01/2046	3,000	3,444,600
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2044	1,000	1,110,490
Irvine Unified School District (Community Facilities District No. 01-1), Series 2015, Ref. RB, (INS - BAM)(a)	5.00%	09/01/2038	2,600	2,985,892
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	2,000	2,294,160
Lodi Unified School District, Series 2020, GO Bonds	3.00%	08/01/2043	5,000	5,190,800
Long Beach (City of), CA, Series 2015, RB	5.00%	05/15/2045	500	539,340
Long Beach (City of), CA, Series 2017 C, Ref. RB	5.00%	05/15/2047	1,500	1,779,225
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2040	500	543,480
Long Beach Community College District, Series 2019 C, GO Bonds	4.00%	08/01/2049	1,500	1,744,890
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,000	1,241,430
Los Angeles (City of), CA Department of Airports, Series 2015 C, Ref. RB	5.00%	05/15/2038	2,000	2,311,740
Los Angeles (City of), CA Department of Airports, Series 2017 B, RB	5.00%	05/15/2042	3,500	4,196,850
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2040	3,000	3,807,090
Los Angeles (City of), CA Department of Water, Series 2011 A, RB	5.00%	07/01/2041	1,250	1,268,125
Los Angeles (City of), CA Department of Water, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,199,830
Los Angeles (City of), CA Department of Water, Series 2018 A, RB	5.00%	07/01/2048	2,000	2,482,880
Los Angeles (City of), CA Department of Water, Series 2018 B, Ref. RB	5.00%	07/01/2048	5,000	6,284,800
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	2,000	2,157,280
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	4,445	4,790,288
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	1,000	1,156,920
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	1,000	1,150,380
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	2,500	2,992,400
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2042	1,500	1,804,050
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	1,500	1,830,720
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	5,235	6,671,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2039	$2,250	$2,983,972
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	6,500	8,079,565
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB.	5.00%	07/01/2041	1,000	1,245,540
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB.	5.00%	07/01/2044	2,000	2,541,480
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	2,000	2,308,880
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	1,050	1,230,432
Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB	5.00%	12/01/2049	10,645	13,438,142
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2037	1,130	1,215,665
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2042	2,330	2,498,342
Los Angeles Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2036	1,000	1,219,920
Los Angeles Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2037	1,215	1,395,598
Los Angeles Community College District (Election of 2008), Series 2017 J, GO Bonds	4.00%	08/01/2041	250	289,418
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	3.00%	08/01/2039	3,800	4,031,876
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	5,000	6,196,100
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2038	1,000	1,259,320
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	3,000	3,413,130
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	5.00%	08/01/2041	5,000	6,078,050
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	7,000	9,119,880
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	3,000	3,410,760
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS - AGM)(a)	5.00%	08/01/2048	5,000	6,179,650
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2041	3,000	3,840,690
Orange (County of), CA Water District, Series 2017 A, Ref. RB	4.00%	08/15/2041	2,000	2,321,760
Regents of the University of California, Series 2013 AI, RB	5.00%	05/15/2038	1,500	1,675,185
Rio Elementary School District, Series 2020 C, GO Bonds, (INS - BAM)(a)	5.00%	08/01/2047	1,340	1,660,662
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2043	4,500	5,014,935
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2048	6,000	6,654,120
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	1,525	1,754,451
San Bernardino Community College District, Series 2019 A, GO Bonds	4.00%	08/01/2049	3,500	4,005,995
San Diego (City of), CA Association of Governments, Series 2017 A, RB	5.00%	07/01/2042	1,000	1,156,480
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2015 A, RB .	5.00%	10/15/2044	1,000	1,182,710
San Diego (City of), CA Public Facilities Financing Authority (Master), Series 2010 A, Ref. RB(b)(c)	5.25%	09/01/2020	700	700,000
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2044	1,500	1,850,895
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2049	3,000	3,684,960
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	4,000	4,806,160
San Diego (County of), CA Water Authority, Series 2016 B, Ref. RB	5.00%	05/01/2037	1,000	1,210,480
San Diego Unified School District, Series 2020 D-2, GO Bonds	5.00%	07/01/2022	15,000	16,326,450
San Diego Unified School District (Election of 2012), Series 2013 C, GO Bonds	5.00%	07/01/2035	1,000	1,124,850
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2040	1,000	1,196,000
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2041	13,535	16,778,257
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	3,000	3,686,250
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,255,920
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	4,465	5,198,912
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	2,000	2,360,780
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB	5.00%	05/01/2048	7,000	8,404,340
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	3,000	3,668,790
San Francisco Bay Area Rapid Transit District (Green Bonds), Series 2019 F1, GO Bonds	3.00%	08/01/2038	3,500	3,864,000
San Jose (City of), CA Financing Authority (Civic Center), Series 2013 A, Ref. RB	5.00%	06/01/2039	3,000	3,284,250
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	5.00%	08/01/2049	11,000	13,949,870
San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	5,000	5,962,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco California AMT-Free Municipal Bond ETF (PWZ)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Rafael City High School District (Election of 2015), Series 2018 B, GO Bonds	4.00%	08/01/2047	$5,000	$5,776,500
Santa Clara (County of), CA Financing Authority, Series 2019 A, RB	3.00%	05/01/2041	2,000	2,085,000
Santa Clara Valley Water District, Series 2016 A, Ref. RB	5.00%	06/01/2046	4,090	4,844,646
Santa Cruz (County of), CA Redevelopment Agency, Series 2015 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2035	2,500	2,935,950
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	1,000	1,139,800
Sonoma Valley Unified School District, Series 2020, GO Bonds	4.00%	08/01/2047	1,300	1,510,197
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2049	2,200	2,724,832
Tulare (County of), CA Local Health Care District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	4.00%	08/01/2039	2,000	2,322,160
University of California, Series 2012 G, RB(b)(c)	5.00%	05/15/2022	745	805,889
University of California, Series 2012 G, RB	5.00%	05/15/2037	755	811,474
University of California, Series 2017 AV, RB	5.25%	05/15/2042	2,000	2,486,660
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	1,500	1,867,320
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2058	1,500	1,844,955

				441,190,745

Puerto Rico-0.35%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS - AGM)(a)	5.00%	07/01/2031	1,100	1,106,182
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2008 A, RB, (INS - AGC)(a)	5.13%	07/01/2047	500	500,125

				1,606,307

TOTAL INVESTMENTS IN SECURITIES(e) -97.98% (Cost $413,488,723)				442,797,052
OTHER ASSETS LESS LIABILITIES-2.02%				9,120,503

NET ASSETS-100.00%				$451,917,555

Investment Abbreviations:

AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security subject to crossover refunding.
(e)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco CEF Income Composite ETF (PCEF)

August 31, 2020

Schedule of Investments

	Shares	Value
Closed-End Funds-100.06%
Bonds-38.16%
Aberdeen Asia-Pacific Income Fund, Inc.(a)	4,115,414	$16,996,660
BlackRock Core Bond Trust	517,595	8,136,593
BlackRock Credit Allocation Income Trust(a)	938,093	13,095,778
BlackRock Income Trust, Inc.(a)	606,060	3,751,511
BlackRock Limited Duration Income Trust(a)	507,073	7,575,671
BlackRock Multi-Sector Income Trust(a)	519,973	8,345,567
BlackRock Taxable Municipal Bond Trust(a)	404,842	10,687,829
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(a)	210,014	5,004,634
Cohen & Steers Select Preferred and Income Fund, Inc.	83,900	2,293,826
DoubleLine Income Solutions Fund	748,574	12,014,613
DoubleLine Opportunistic Credit Fund(a)	106,975	2,086,012
Duff & Phelps Utility and Corporate Bond Trust, Inc.(a)	269,011	2,488,352
Eaton Vance Limited Duration Income Fund(a)	1,682,446	19,751,916
Eaton Vance Short Duration Diversified Income Fund	256,981	2,945,002
Eaton Vance Tax-Managed Buy-Write Strategy Fund	94,985	908,057
First Trust Aberdeen Global Opportunity Income Fund(a)	178,199	1,815,848
First Trust Intermediate Duration Preferred & Income Fund(a)	518,056	11,485,301
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.(a)	132,298	3,507,220
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.(a)	298,110	6,579,288
Flaherty & Crumrine Total Return Fund, Inc.	71,498	1,577,961
Franklin Ltd. Duration Income Trust(a)	369,719	3,227,647
Franklin Universal Trust(a)	397,662	2,783,634
Guggenheim Taxable Municipal Managed Duration Trust(a)	133,607	3,205,232
Invesco Bond Fund(a)(b)	109,525	2,212,405
John Hancock Preferred Income Fund(a)	171,897	3,460,287
John Hancock Preferred Income Fund II	149,922	2,754,067
John Hancock Preferred Income Fund III(a)	223,288	3,684,252
John Hancock Premium Dividend Fund	324,629	4,291,595
MFS Charter Income Trust(a)	441,332	3,760,149
MFS Government Markets Income Trust(a)	278,584	1,298,201
MFS Intermediate Income Trust(a)	1,140,490	4,368,077
MFS Multimarket Income Trust(a)	784,123	4,587,119
Nuveen Credit Strategies Income Fund	1,953,692	11,917,521
Nuveen Global High Income Fund(a)	364,779	5,143,384
Nuveen Preferred & Income Opportunities Fund	866,010	7,612,228
Nuveen Preferred & Income Securities Fund(a)	1,918,878	17,538,545
Nuveen Preferred & Income Term Fund	185,530	4,207,820
Nuveen Taxable Municipal Income Fund(a)	199,015	4,517,640
PIMCO Income Opportunity Fund	125,705	2,930,183
PIMCO Income Strategy Fund	208,179	2,102,608
PIMCO Income Strategy Fund II(a)	483,640	4,391,451
Pioneer Floating Rate Trust(a)	340,897	3,330,564
Putnam Master Intermediate Income Trust	381,922	1,584,976
Putnam Premier Income Trust(a)	729,650	3,341,797
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.(a)	132,545	1,882,139

	Shares	Value
Bonds-(continued)
TCW Strategic Income Fund, Inc.(a)	352,174	$2,049,653
Templeton Global Income Fund(a)	2,170,673	11,569,687
Virtus Global Multi-Sector Income Fund(a)	140,767	1,628,674
Western Asset Global Corporate Defined Opportunity Fund, Inc.(a)	150,635	2,612,011
Western Asset Inflation-Linked Opportunities & Income Fund	957,601	11,069,868
Western Asset Inflation-Linked Securities & Income Fund(a)	407,237	5,204,489
Western Asset Investment Grade Defined Opportunity Trust, Inc.	76,692	1,670,352
Western Asset Premier Bond Fund(a)	112,957	1,511,365

		288,497,259

Bonds/High Yield-27.18%
AllianceBernstein Global High Income Fund, Inc.	1,239,724	13,475,800
AllianzGI Convertible & Income 2024 Target	179,632	1,647,226
Barings Global Short Duration High Yield Fund(a)	284,572	3,801,882
BlackRock Corporate High Yield Fund, Inc.	1,499,828	16,663,089
BlackRock Debt Strategies Fund, Inc.(a)	673,089	6,730,890
BlackRock Floating Rate Income Strategies Fund, Inc.	570,332	6,684,291
BlackRock Floating Rate Income Trust	355,649	4,065,068
BNY Mellon High Yield Strategies Fund(a)	1,060,948	2,906,998
Credit Suisse Asset Management Income Fund, Inc.(a)	757,992	2,152,697
Credit Suisse High Yield Bond Fund(a)	1,453,882	3,053,152
Eaton Vance Floating-Rate Income Trust(a)	627,765	7,558,291
Eaton Vance Senior Floating-Rate Trust(a)	578,302	6,870,228
First Eagle Senior Loan Fund	119,738	1,477,567
First Trust High Income Long/Short Fund(a)	484,530	6,822,182
First Trust Senior Floating Rate 2022 Target Term Fund	443,369	3,786,371
First Trust Senior Floating Rate Income Fund II(a)	406,040	4,551,708
Guggenheim Credit Allocation Fund(a)	62,112	1,127,333
Insight Select Income Fund	108,488	2,235,395
Invesco High Income 2023 Target Term Fund(b)	166,269	1,301,886
Invesco High Income Trust II(b)	121,323	1,540,802
Ivy High Income Opportunities Fund	238,534	2,860,023
Morgan Stanley Emerging Markets Debt Fund, Inc.	325,110	2,828,457
New America High Income Fund, Inc. (The)	340,673	2,841,213
Nuveen Mortgage and Income Fund(a)	67,318	1,312,028
Nuveen NASDAQ 100 Dynamic Overwrite Fund(a)	297,957	7,857,126
PGIM Global High Yield Fund, Inc.	652,495	8,776,058
PGIM High Yield Bond Fund, Inc.(a)	480,997	6,762,818
PIMCO High Income Fund(a)	891,407	4,884,910
Pioneer High Income Trust(a)	412,523	3,357,937
Stone Harbor Emerging Markets Total Income Fund(a)	71,022	564,625
Templeton Emerging Markets Income Fund(a)	750,295	5,709,745
Voya Prime Rate Trust	2,125,875	9,375,109
Wells Fargo Income Opportunities Fund(a)	874,436	6,567,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco CEF Income Composite ETF (PCEF)—(continued)

August 31, 2020

	Shares	Value
Bonds/High Yield-(continued)
Wells Fargo Multi-Sector Income Fund	398,339	$4,497,247
Western Asset Emerging Markets Debt Fund, Inc.(a)	963,582	12,507,294
Western Asset Global High Income Fund, Inc.	544,821	5,355,591
Western Asset High Income Fund II, Inc	1,198,602	7,934,745
Western Asset High Income Opportunity Fund, Inc.(a)	1,777,253	8,957,355
Western Asset High Yield Defined Opportunity Fund, Inc.	278,014	4,100,707

		205,502,858

Domestic Equity-3.02%
Guggenheim Strategic Opportunities Fund(a)	292,804	5,305,608
John Hancock Tax-Advantaged Dividend Income Fund	435,362	8,515,681
NexPoint Strategic Opportunities Fund	961,797	9,040,892

		22,862,181

Option Income-31.70%
AllianzGI Dividend Interest & Premium Strategy Fund	1,490,540	18,691,371
BlackRock Energy and Resources Trust(a)	384,524	2,660,906
BlackRock Enhanced Capital and Income Fund, Inc.(a)	555,945	8,895,120
BlackRock Enhanced Equity Dividend Trust(a)	2,623,108	19,935,621
BlackRock Enhanced Global Dividend Trust	926,386	9,078,583
BlackRock Enhanced International Dividend Trust(a)	1,488,206	8,140,487
BlackRock Health Sciences Trust(a)	83,079	3,605,629
BlackRock Resources & Commodities Strategy Trust(a)	1,460,748	9,509,469
BlackRock Science & Technology Trust(a)	175,647	7,819,804
Brookfield Real Assets Income Fund, Inc.	634,808	10,747,299
Columbia Seligman Premium Technology Growth Fund, Inc.	104,140	2,391,054
Eaton Vance Enhanced Equity Income Fund	381,521	5,917,391
Eaton Vance Enhanced Equity Income Fund II(a)	353,784	6,951,856
Eaton Vance Risk-Managed Diversified Equity Income Fund(a)	530,348	5,446,674
Eaton Vance Tax-Managed Buy-Write Income Fund	180,022	2,558,113
Eaton Vance Tax-Managed Buy-Write Opportunities Fund(a)	608,744	8,978,974
Eaton Vance Tax-Managed Diversified Equity Income Fund(a)	1,502,139	17,259,577

	Shares	Value
Option Income-(continued)
Eaton Vance Tax-Managed Global Buy Write Opportunities Fund(a)	1,318,969	$11,870,721
Eaton Vance Tax-Managed Global Diversified Equity Income Fund(a)	3,797,855	29,699,226
First Trust Enhanced Equity Income Fund(a)	200,701	3,169,069
GAMCO Natural Resources Gold & Income Trust	305,696	1,577,391
Guggenheim Enhanced Equity Income Fund(a)	497,507	2,845,740
John Hancock Hedged Equity & Income Fund(a)	147,882	1,675,503
Madison Covered Call & Equity Strategy Fund	302,772	1,831,771
Nuveen Dow 30sm Dynamic Overwrite Fund	458,475	6,487,421
Nuveen S&P 500 Buy-Write Income Fund	1,330,119	15,815,115
Nuveen S&P 500 Dynamic Overwrite Fund(a)	215,048	3,047,230
Voya Global Advantage and Premium Opportunity Fund	286,865	2,412,535
Voya Global Equity Dividend and Premium Opportunity Fund(a)	1,525,974	7,736,688
Voya Infrastructure Industrials and Materials Fund(a)	306,282	2,909,679

		239,666,017

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $777,951,396)		756,528,315

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.67%
Invesco Private Government Fund, 0.03%(b)(c)(d)	9,472,276	9,472,276
Invesco Private Prime Fund, 0.14%(b)(c)(d)	3,157,862	3,158,494

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,630,770)		12,630,770

TOTAL INVESTMENTS IN SECURITIES-101.73% (Cost $790,582,166)		769,159,085
OTHER ASSETS LESS LIABILITIES-(1.73)%		(13,052,639)

NET ASSETS-100.00%		$756,106,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco CEF Income Composite ETF (PCEF)—(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2020.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income

Invesco Bond Fund	$2,070,561	$528,037	$(408,087)	$14,325	$7,569	$2,212,405	$108,431

Invesco High Income 2023 Target Term Fund	1,961,967	355,267	(489,093)	(434,503)	(91,752)	1,301,886	113,117

Invesco High Income Trust II	-	1,387,657	(73,568)	226,031	682	1,540,802	55,885

Invesco Senior Income Trust	9,522,696	2,029,914	(9,327,078)	451,104	(2,676,636)	-	405,751

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	29,351,944	(29,351,944)	-	-	-	5,562

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Government & Agency Portfolio, Institutional Class	8,437,185	150,913,805	(159,350,990)	-	-	-	124,807	*

Invesco Liquid Assets Portfolio, Institutional Class	2,812,395	41,359,407	(44,172,649)	-	847	-	46,745	*

Invesco Private Government Fund	-	79,978,505	(70,506,229)	-	-	9,472,276	1,737	*

Invesco Private Prime Fund	-	13,095,216	(9,937,246)	-	524	3,158,494	1,008	*

Total	$24,804,804	$318,999,752	$(323,616,884)	$256,957	$(2,758,766)	$17,685,863	$863,043

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.48%
Aerospace & Defense-2.13%
Howmet Aerospace, Inc.
5.13%, 10/01/2024	$2,950,000	$3,165,909
5.90%, 02/01/2027	2,731,000	3,092,113
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	3,500,000	2,756,250
TransDigm, Inc.
6.50%, 07/15/2024	3,487,075	3,513,019
5.50%, 11/15/2027	3,700,000	3,618,970

		16,146,261

Airlines-3.19%
Delta Air Lines, Inc.
3.63%, 03/15/2022	5,916,000	5,883,562
4.38%, 04/19/2028	6,933,000	6,495,939
United Airlines Holdings, Inc., 4.25%, 10/01/2022(b)	12,706,100	11,773,028

		24,152,529

Auto Components-2.11%
American Axle & Manufacturing, Inc.
6.25%, 04/01/2025(b)	2,474,000	2,556,768
6.88%, 07/01/2028	2,485,000	2,592,799
Dana, Inc.
5.50%, 12/15/2024	1,938,000	1,983,824
5.63%, 06/15/2028	1,981,000	2,088,242
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	3,276,000	3,290,365
5.00%, 05/31/2026(b)	3,474,000	3,491,370

		16,003,368

Automobiles-3.14%
Ford Motor Co., 4.35%, 12/08/2026	12,536,000	12,585,392
Ford Motor Credit Co. LLC, 5.58%, 03/18/2024	10,515,000	11,224,762

		23,810,154

Banks-0.69%
CIT Group, Inc.
5.00%, 08/15/2022	2,481,000	2,599,319
6.13%, 03/09/2028	2,190,000	2,589,259

		5,188,578

Building Products-0.28%
Griffon Corp., 5.75%, 03/01/2028	2,010,000	2,137,936

Chemicals-4.06%
Ashland LLC, 4.75%, 08/15/2022	2,817,000	2,959,611
Avient Corp., 5.25%, 03/15/2023	2,721,000	2,958,203
Blue Cube Spinco LLC, 9.75%, 10/15/2023 .	1,808,000	1,871,669
CF Industries, Inc., 3.45%, 06/01/2023	5,035,000	5,250,624
Chemours Co. (The)
6.63%, 05/15/2023	2,112,000	2,126,436
5.38%, 05/15/2027	2,347,000	2,365,905
Huntsman International LLC
5.13%, 11/15/2022	2,344,000	2,522,335
4.50%, 05/01/2029	2,449,000	2,713,647
Olin Corp., 5.63%, 08/01/2029	1,939,000	1,941,433

	Principal Amount	Value
Chemicals-(continued)
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/2029	$3,390,000	$3,637,792
Valvoline, Inc., 4.38%, 08/15/2025	2,323,000	2,419,044

		30,766,699

Commercial Services & Supplies-1.01%
ADT Security Corp. (The), 3.50%, 07/15/2022	4,472,000	4,586,550
Covanta Holding Corp.
5.88%, 03/01/2024	1,451,000	1,483,858
6.00%, 01/01/2027	1,486,000	1,558,160

		7,628,568

Communications Equipment-0.42%
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	1,477,150	1,534,389
6.63%, 08/01/2026	1,460,000	1,658,648

		3,193,037

Construction & Engineering-1.56%
AECOM
5.88%, 10/15/2024	2,835,000	3,164,866
5.13%, 03/15/2027	2,865,000	3,151,815
Fluor Corp.
3.50%, 12/15/2024	3,510,000	2,733,413
4.25%, 09/15/2028	3,430,000	2,749,762

		11,799,856

Consumer Finance-3.01%
Ally Financial, Inc.
5.13%, 09/30/2024	4,564,000	5,113,642
5.75%, 11/20/2025	4,433,000	4,975,024
Navient Corp.
6.50%, 06/15/2022	3,405,000	3,558,225
5.00%, 03/15/2027	3,860,000	3,720,577
OneMain Finance Corp.
6.13%, 03/15/2024	2,500,000	2,713,800
6.63%, 01/15/2028	2,400,000	2,743,680

		22,824,948

Containers & Packaging-2.91%
Ball Corp.
5.25%, 07/01/2025	2,315,000	2,628,358
2.88%, 08/15/2030	2,600,000	2,600,650
Berry Global, Inc., 5.13%, 07/15/2023	4,205,000	4,262,819
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	2,566,000	2,702,293
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	2,582,000	2,700,798
Graphic Packaging International LLC, 4.75%, 04/15/2021	3,693,000	3,748,395
Silgan Holdings, Inc., 4.13%, 02/01/2028	3,282,000	3,409,178

		22,052,491

Diversified Consumer Services-0.49%
Service Corp. International
5.38%, 05/15/2024	1,709,000	1,744,727
5.13%, 06/01/2029	1,799,000	1,997,753

		3,742,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)

August 31, 2020

	Principal Amount	Value
Diversified Telecommunication Services-1.48%
CenturyLink, Inc.
Series G, 6.88%, 01/15/2028(b)	$5,044,000	$5,566,357
Series S, 6.45%, 06/15/2021	5,458,000	5,649,739

		11,216,096

Electric Utilities-1.13%
DPL, Inc., 4.13%, 07/01/2025(c)	3,600,000	3,802,500
NRG Energy, Inc., 6.63%, 01/15/2027	4,444,000	4,762,457

		8,564,957

Electronic Equipment, Instruments & Components-1.05%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/2024	2,361,000	2,615,055
5.00%, 09/01/2025	2,459,000	2,554,299
3.25%, 02/15/2029	2,750,000	2,815,670

		7,985,024

Energy Equipment & Services-1.10%
Oceaneering International, Inc., 4.65%, 11/15/2024(b)	5,097,000	3,501,002
Patterson-UTI Energy, Inc.
3.95%, 02/01/2028	905,000	755,059
5.15%, 11/15/2029	4,925,000	4,071,255
SESI LLC, 7.75%, 09/15/2024	620	216

		8,327,532

Entertainment-0.73%
Netflix, Inc.
5.50%, 02/15/2022	2,514,000	2,652,270
4.88%, 04/15/2028	2,486,000	2,881,597

		5,533,867

Equity REITs-4.99%
CyrusOne L.P./CyrusOne Finance Corp.
2.90%, 11/15/2024	1,335,000	1,429,177
3.45%, 11/15/2029	1,365,000	1,492,935
Diversified Healthcare Trust, 4.75%, 02/15/2028	4,667,000	4,358,807
FelCor Lodging L.P., 6.00%, 06/01/2025	3,343,000	3,346,828
GEO Group, Inc. (The), 6.00%, 04/15/2026(b)	4,790,000	3,688,300
GLP Capital L.P./GLP Financing II, Inc.
5.38%, 11/01/2023	1,801,000	1,935,291
5.38%, 04/15/2026	1,778,000	1,976,460
iStar, Inc., 4.75%, 10/01/2024	2,345,000	2,343,300
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	3,010,000	3,188,418
RHP Hotel Properties L.P./RHP Finance Corp.
5.00%, 04/15/2023(b)	1,628,000	1,608,269
4.75%, 10/15/2027	1,684,000	1,535,286
Sabra Health Care L.P., 5.13%, 08/15/2026	2,563,000	2,795,565
SBA Communications Corp.
4.88%, 09/01/2024	1,643,000	1,689,743
3.88%, 02/15/2027(c)	1,655,000	1,720,588
Service Properties Trust
4.35%, 10/01/2024	2,530,000	2,383,741
4.75%, 10/01/2026	2,500,000	2,300,000

		37,792,708

Food Products-2.40%
B&G Foods, Inc., 5.25%, 04/01/2025	2,661,000	2,756,024

	Principal Amount	Value
Food Products-(continued)
Kraft Heinz Foods Co. (The)
3.50%, 06/06/2022	$5,745,000	$6,043,303
3.00%, 06/01/2026	5,935,000	6,192,932
TreeHouse Foods, Inc., 4.88%, 03/15/2022	3,210,000	3,224,493

		18,216,752

Gas Utilities-0.68%
AmeriGas Partners L.P./AmeriGas Finance Corp.
5.63%, 05/20/2024	2,337,000	2,558,735
5.88%, 08/20/2026	2,285,000	2,594,640

		5,153,375

Health Care Equipment & Supplies-1.43%
Becton, Dickinson and Co.
2.89%, 06/06/2022	3,734,000	3,877,673
3.70%, 06/06/2027	3,623,000	4,112,070
Teleflex, Inc., 4.63%, 11/15/2027	2,692,000	2,866,482

		10,856,225

Health Care Providers & Services-5.22%
Centene Corp., 4.63%, 12/15/2029	8,276,000	9,091,393
Encompass Health Corp.
5.75%, 11/01/2024	1,673,000	1,685,706
4.75%, 02/01/2030	1,680,000	1,753,702
HCA, Inc.
5.38%, 02/01/2025	4,791,000	5,400,631
5.63%, 09/01/2028	4,750,000	5,657,677
Magellan Health, Inc., 4.90%, 09/22/2024	3,201,000	3,340,708
Molina Healthcare, Inc., 5.38%, 11/15/2022	5,072,000	5,323,698
Tenet Healthcare Corp., 4.88%, 01/01/2026(c)	7,040,000	7,330,329

		39,583,844

Hotels, Restaurants & Leisure-5.57%
Aramark Services, Inc., 4.75%, 06/01/2026	5,637,000	5,620,625
Churchill Downs, Inc., 5.50%, 04/01/2027(c) .	1,910,000	2,009,922
Cinemark USA, Inc., 4.88%, 06/01/2023	3,936,000	3,630,566
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030	2,339,000	2,414,269
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	2,419,000	2,452,007
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/2026	2,757,000	2,868,576
MGM Resorts International
6.00%, 03/15/2023	2,956,000	3,124,123
5.50%, 04/15/2027	2,925,000	3,097,297
Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	4,334,000	3,887,056
3.70%, 03/15/2028	4,735,000	3,586,763
Wyndham Destinations, Inc. 4.25%, 03/01/2022	1,708,000	1,721,860
Series J, 5.75%, 04/01/2027	1,889,000	1,942,950
Yum! Brands, Inc., 3.75%, 11/01/2021	5,780,000	5,858,752

		42,214,766

Household Durables-4.68%
Century Communities, Inc., 6.75%, 06/01/2027	1,875,000	2,014,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)

August 31, 2020

	Principal Amount	Value
Household Durables-(continued)
KB Home, 7.00%, 12/15/2021	$2,470,000	$2,599,366
Lennar Corp.
4.50%, 04/30/2024	2,658,000	2,857,363
4.75%, 11/29/2027	2,727,000	3,112,189
M/I Homes, Inc., 4.95%, 02/01/2028	2,380,000	2,476,688
Meritage Homes Corp., 6.00%, 06/01/2025	2,535,000	2,880,660
Newell Brands, Inc.
4.35%, 04/01/2023	2,405,000	2,547,797
4.70%, 04/01/2026	2,324,000	2,507,433
PulteGroup, Inc.
4.25%, 03/01/2021	2,260,500	2,291,299
5.50%, 03/01/2026	2,153,000	2,460,674
Tempur Sealy International, Inc., 5.50%, 06/15/2026	2,946,000	3,089,073
Toll Brothers Finance Corp.
4.38%, 04/15/2023	1,760,340	1,850,373
4.88%, 03/15/2027	1,688,000	1,905,009
TRI Pointe Group, Inc., 5.70%, 06/15/2028.	1,335,000	1,475,175
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	1,304,000	1,419,593

		35,486,733

Household Products-0.49%
Spectrum Brands, Inc., 5.75%, 07/15/2025	3,561,000	3,685,635

Independent Power and Renewable Electricity Producers-0.49%
AES Corp. (The), 5.13%, 09/01/2027	3,422,000	3,701,937

Insurance-1.06%
Genworth Holdings, Inc., 7.63%, 09/24/2021(b)	7,805,000	8,002,584

Internet & Direct Marketing Retail-0.88%
QVC, Inc.
4.38%, 03/15/2023	3,130,000	3,274,763
4.75%, 02/15/2027	3,185,000	3,402,997

		6,677,760

IT Services-0.33%
VeriSign, Inc.
4.63%, 05/01/2023	1,170,000	1,185,971
4.75%, 07/15/2027	1,239,000	1,322,279

		2,508,250

Machinery-1.32%
Hillenbrand, Inc., 4.50%, 09/15/2026	2,296,000	2,471,070
Trinity Industries, Inc., 4.55%, 10/01/2024.	3,844,000	3,874,752
Wabtec Corp.
4.40%, 03/15/2024	1,586,000	1,725,697
4.95%, 09/15/2028	1,695,000	1,951,670

		10,023,189

Media-3.83%
AMC Networks, Inc., 5.00%, 04/01/2024	3,646,000	3,721,199
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/2030(c)	6,250,000	6,722,500
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	5,636,000	6,562,717

	Principal Amount	Value
Media-(continued)
DISH DBS Corp.
6.75%, 06/01/2021	$3,570,000	$3,662,820
7.75%, 07/01/2026	3,786,000	4,339,759
Lamar Media Corp., 5.75%, 02/01/2026	3,847,000	4,018,480

		29,027,475

Metals & Mining-2.13%
AK Steel Corp., 7.00%, 03/15/2027	760	643
Allegheny Technologies, Inc.
7.88%, 08/15/2023	1,349,000	1,420,908
5.88%, 12/01/2027(b)	1,444,000	1,393,424
Carpenter Technology Corp., 6.38%, 07/15/2028	2,600,000	2,719,593
Commercial Metals Co., 5.75%, 04/15/2026	3,174,000	3,310,371
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	3,220,000	3,340,364
5.25%, 09/01/2029(b)	3,634,000	3,985,371

		16,170,674

Mortgage REITs-0.80%
Starwood Property Trust, Inc., 5.00%, 12/15/2021	5,982,000	6,087,971

Multiline Retail-1.28%
Macy’s Retail Holdings, Inc., 2.88%, 02/15/2023	11,672,000	9,695,347

Oil, Gas & Consumable Fuels-12.22%
Apache Corp., 4.38%, 10/15/2028	7,490,000	7,452,250
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/2025	2,166,000	2,505,648
3.70%, 11/15/2029(c)	2,445,000	2,585,306
Continental Resources, Inc.
4.50%, 04/15/2023	3,325,000	3,362,257
4.38%, 01/15/2028(b)	3,868,000	3,691,194
Devon Energy Corp., 5.85%, 12/15/2025	5,502,000	6,317,121
Diamondback Energy, Inc.
2.88%, 12/01/2024	1,744,000	1,799,037
3.50%, 12/01/2029	1,870,000	1,907,683
EQM Midstream Partners L.P.
4.75%, 07/15/2023	1,660,000	1,706,065
5.50%, 07/15/2028	1,735,000	1,800,704
EQT Corp.
3.00%, 10/01/2022(b)	1,650,000	1,633,500
3.90%, 10/01/2027	1,865,000	1,808,453
Hess Corp., 4.30%, 04/01/2027	6,330,000	6,748,182
Murphy Oil Corp., 5.75%, 08/15/2025	6,464,000	6,214,199
Occidental Petroleum Corp.
2.90%, 08/15/2024	8,225,000	7,582,381
3.50%, 08/15/2029	9,205,000	7,931,028
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(c)	7,950,000	6,718,744
PDC Energy, Inc., 6.13%, 09/15/2024	2,957,000	3,030,615
Range Resources Corp., 4.88%, 05/15/2025(b)	3,993,000	3,735,551
Southwestern Energy Co.
6.45%, 01/23/2025	1,466,000	1,466,894
7.75%, 10/01/2027	1,575,000	1,614,375
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 03/01/2030(c)	6,480,000	6,840,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)

August 31, 2020

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
WPX Energy, Inc.
5.25%, 09/15/2024	$2,043,380	$2,089,591
5.25%, 10/15/2027	2,075,000	2,067,509

		92,608,737

Personal Products-0.34%
Edgewell Personal Care Co., 4.70%, 05/24/2022	2,414,000	2,530,150

Pharmaceuticals-0.40%
Elanco Animal Health, Inc.
5.27%, 08/28/2023	1,320,000	1,447,875
5.90%, 08/28/2028	1,300,000	1,542,957

		2,990,832

Professional Services-0.52%
IHS Markit Ltd.
4.13%, 08/01/2023	1,768,000	1,934,767
4.25%, 05/01/2029	1,740,000	2,034,173

		3,968,940

Real Estate Management & Development-0.66%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	2,598,000	2,632,891
Newmark Group, Inc., 6.13%, 11/15/2023	2,290,000	2,353,150

		4,986,041

Semiconductors & Semiconductor Equipment-0.96%
Amkor Technology, Inc., 6.63%, 09/15/2027(c)	3,531,000	3,874,619
Qorvo, Inc., 5.50%, 07/15/2026	3,210,000	3,410,850

		7,285,469

Software-1.88%
CDK Global, Inc.
5.00%, 10/15/2024	1,248,000	1,414,458
4.88%, 06/01/2027	1,361,000	1,439,673
Citrix Systems, Inc., 4.50%, 12/01/2027	2,572,000	2,946,076
NortonLifeLock, Inc., 4.20%, 09/15/2020	6,157,000	6,160,386
Nuance Communications, Inc., 5.63%, 12/15/2026	2,146,640	2,281,674

		14,242,267

Specialty Retail-3.72%
Group 1 Automotive, Inc., 5.00%, 06/01/2022	3,880,000	3,880,000
L Brands, Inc.
5.63%, 02/15/2022	4,472,000	4,604,930
5.25%, 02/01/2028	5,620,000	5,407,648
Murphy Oil USA, Inc., 4.75%, 09/15/2029	3,955,000	4,284,827
Penske Automotive Group, Inc.
5.75%, 10/01/2022	2,725,000	2,735,396
5.50%, 05/15/2026	3,030,000	3,161,699
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025	4,050,000	4,117,939

		28,192,439

Technology Hardware, Storage & Peripherals-5.15%
EMC Corp., 3.38%, 06/01/2023	13,201,000	13,671,154
NCR Corp., 6.38%, 12/15/2023	3,974,000	4,060,931
Seagate HDD Cayman
4.75%, 01/01/2025	3,145,000	3,434,691
4.09%, 06/01/2029(c)	3,760,000	4,038,369

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)
Western Digital Corp., 4.75%, 02/15/2026	$7,703,000	$8,345,353
Xerox Corp., 4.50%, 05/15/2021	5,319,000	5,436,098

		38,986,596

Textiles, Apparel & Luxury Goods-0.44%
Under Armour, Inc., 3.25%, 06/15/2026(b)	3,530,000	3,318,200

Thrifts & Mortgage Finance-0.74%
MGIC Investment Corp., 5.75%, 08/15/2023	2,705,000	2,904,210
Radian Group, Inc.
4.50%, 10/01/2024	1,349,420	1,359,540
4.88%, 03/15/2027	1,352,000	1,359,436

		5,623,186

Trading Companies & Distributors-1.69%
H&E Equipment Services, Inc., 5.63%, 09/01/2025	2,219,000	2,304,986
United Rentals North America, Inc., 4.88%, 01/15/2028	6,118,000	6,462,138
WESCO Distribution, Inc., 5.38%, 12/15/2021	4,012,000	4,048,088

		12,815,212

Wireless Telecommunication Services-1.69%
Sprint Capital Corp., 6.88%, 11/15/2028	4,933,000	6,311,157
Sprint Corp., 7.88%, 09/15/2023	5,590,000	6,508,856

		12,820,013

Total U.S. Dollar Denominated Bonds & Notes (Cost $726,035,843)		746,327,688

	Shares
Money Market Funds-0.54%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $4,085,897)	4,085,897	4,085,897

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.02% (Cost $730,121,740)		750,413,585

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.94%
Invesco Private Government Fund, 0.03%(d)(e)(f)	16,700,947	16,700,947
Invesco Private Prime Fund, 0.14%(d)(e)(f)	5,574,985	5,576,100

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,277,047)		22,277,047

TOTAL INVESTMENTS IN SECURITIES-101.96% (Cost $752,398,787)		772,690,632
OTHER ASSETS LESS LIABILITIES-(1.96)%		(14,879,891)

NET ASSETS-100.00%		$757,810,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)—(continued)

August 31, 2020

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $45,643,327, which represented 6.02% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$322,733	$141,836,638	$(138,073,474)	$-	$-	$4,085,897	$43,994
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	38,027,490	127,155,166	(165,182,656)	-	-	-	307,363	*
Invesco Liquid Assets Portfolio, Institutional Class	12,267,205	38,909,196	(51,173,238)	(285)	(2,878)	-	115,126	*
Invesco Private Government Fund	-	119,349,184	(102,648,237)	-	-	16,700,947	2,109	*
Invesco Private Prime Fund	-	18,864,381	(13,288,728)	-	447	5,576,100	1,435	*

Total	$50,617,428	$446,114,565	$(470,366,333)	$(285)	$(2,431)	$26,362,944	$470,027

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.84%
Aerospace & Defense-2.42%
Boeing Co. (The)
2.70%, 05/01/2022	$160,000	$163,326
5.15%, 05/01/2030	150,000	168,420
General Dynamics Corp.
3.00%, 05/11/2021	91,000	92,730
3.75%, 05/15/2028	81,000	95,436
Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025(b)	40,000	43,878
3.48%, 12/01/2027	40,000	43,722
L3Harris Technologies, Inc.
3.85%, 06/15/2023	43,000	46,740
4.40%, 06/15/2028	58,000	69,354
Lockheed Martin Corp.
2.90%, 03/01/2025	125,000	136,942
3.55%, 01/15/2026	104,000	119,079
Northrop Grumman Corp.
2.55%, 10/15/2022	78,000	81,633
3.25%, 01/15/2028	76,000	86,086
Raytheon Technologies Corp.
2.50%, 12/15/2022(b)	100,000	104,167
4.13%, 11/16/2028	139,000	165,792
Textron, Inc., 3.00%, 06/01/2030	105,000	110,539

		1,527,844

Air Freight & Logistics-0.96%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	80,000	94,594
FedEx Corp.
3.80%, 05/15/2025	100,000	113,064
3.10%, 08/05/2029	108,000	119,991
United Parcel Service, Inc.
3.13%, 01/15/2021	136,000	137,414
3.05%, 11/15/2027	124,000	140,604

		605,667

Airlines-0.26%
Southwest Airlines Co.
5.25%, 05/04/2025	75,000	81,941
2.63%, 02/10/2030	85,000	80,062

		162,003

Auto Components-0.35%
BorgWarner, Inc.
3.38%, 03/15/2025(c)	42,000	45,794
2.65%, 07/01/2027	40,000	42,444
Lear Corp., 3.80%, 09/15/2027	125,000	133,658

		221,896

Automobiles-0.61%
General Motors Financial Co., Inc.
3.20%, 07/06/2021	177,000	179,847
4.35%, 01/17/2027	189,000	205,133

		384,980

Banks-7.16%
Bank of America Corp.
3.30%, 01/11/2023	271,000	289,225
3.25%, 10/21/2027	270,000	300,810

	Principal Amount	Value
Banks-(continued)
Citigroup, Inc.
4.50%, 01/14/2022	$254,000	$268,487
4.45%, 09/29/2027	250,000	290,813
Citizens Bank N.A.
3.25%, 02/14/2022	50,000	51,914
3.75%, 02/18/2026	76,000	87,451
Comerica, Inc.
3.70%, 07/31/2023	50,000	54,275
4.00%, 02/01/2029	53,000	61,234
Fifth Third Bancorp, 2.55%, 05/05/2027	100,000	108,493
Fifth Third Bank, 2.25%, 06/14/2021	76,000	77,086
First Horizon National Corp., 3.50%, 12/15/2020	71,000	71,399
First Republic Bank, 2.50%, 06/06/2022	101,000	104,296
Huntington Bancshares, Inc.
3.15%, 03/14/2021	66,000	66,850
2.55%, 02/04/2030	67,000	70,429
JPMorgan Chase & Co.
4.50%, 01/24/2022	307,000	324,791
2.95%, 10/01/2026	316,000	350,453
KeyCorp
5.10%, 03/24/2021	69,000	70,867
2.25%, 04/06/2027	70,000	74,158
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025	88,000	96,756
People’s United Financial, Inc., 3.65%, 12/06/2022	81,000	86,073
PNC Bank N.A., 2.15%, 04/29/2021	102,000	103,133
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/2030	125,000	136,174
Regions Financial Corp., 3.80%, 08/14/2023	134,000	146,153
SVB Financial Group, 3.13%, 06/05/2030	100,000	111,454
Truist Bank
3.20%, 04/01/2024	96,000	104,913
3.63%, 09/16/2025	86,000	97,673
U.S. Bancorp
3.38%, 02/05/2024	109,000	119,286
Series V, 2.38%, 07/22/2026	156,000	171,054
Wells Fargo & Co.
2.63%, 07/22/2022	292,000	303,892
3.00%, 04/22/2026	286,000	313,696

		4,513,288

Beverages-1.65%
Coca-Cola Co. (The)
3.30%, 09/01/2021	160,000	165,019
2.88%, 10/27/2025	147,000	163,089
Constellation Brands, Inc.
4.25%, 05/01/2023	54,000	59,145
3.60%, 02/15/2028	58,000	65,418
Keurig Dr Pepper, Inc.
4.06%, 05/25/2023	55,000	60,132
4.60%, 05/25/2028	71,000	85,985
Molson Coors Beverage Co.
2.10%, 07/15/2021	59,000	59,753
3.00%, 07/15/2026	58,000	62,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Beverages-(continued)
PepsiCo, Inc.
2.75%, 03/01/2023	$150,000	$159,080
3.00%, 10/15/2027	144,000	163,277

		1,042,940

Biotechnology-1.66%
AbbVie, Inc.
2.60%, 11/21/2024(b)	130,000	139,253
3.20%, 11/21/2029(b)	124,000	137,872
Amgen, Inc.
3.88%, 11/15/2021	141,686	146,353
2.20%, 02/21/2027	125,000	132,878
Biogen, Inc.
3.63%, 09/15/2022	75,000	79,815
4.05%, 09/15/2025	56,000	64,606
Gilead Sciences, Inc.
3.50%, 02/01/2025	110,000	123,439
3.65%, 03/01/2026	108,000	123,985
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	100,000	98,174

		1,046,375

Building Products-0.26%
Fortune Brands Home & Security, Inc.
4.00%, 09/21/2023	29,000	31,895
3.25%, 09/15/2029	38,000	42,445
Masco Corp.
4.45%, 04/01/2025	35,000	40,439
4.38%, 04/01/2026	41,000	48,136

		162,915

Capital Markets-4.03%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	69,000	76,687
2.88%, 09/15/2026	78,000	86,315
Bank of New York Mellon Corp. (The)
2.20%, 08/16/2023	122,000	128,072
3.85%, 04/28/2028	109,000	132,336
BlackRock, Inc.
3.50%, 03/18/2024	99,000	109,367
2.40%, 04/30/2030	120,000	131,342
Charles Schwab Corp. (The)
2.65%, 01/25/2023	90,000	94,862
3.20%, 03/02/2027	91,000	102,279
CME Group, Inc.
3.00%, 03/15/2025	51,000	55,933
3.75%, 06/15/2028	65,000	77,227
E*TRADE Financial Corp., 2.95%, 08/24/2022	86,000	89,912
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	167,000	179,301
3.50%, 11/16/2026	167,000	186,449
Jefferies Group LLC, 6.88%, 04/15/2021	48,000	49,796
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	50,000	56,570
Morgan Stanley
3.63%, 01/20/2027	152,000	173,795
Series F, 3.88%, 04/29/2024	163,000	181,413
Nasdaq, Inc.
4.25%, 06/01/2024	36,000	40,378
3.85%, 06/30/2026	38,000	43,806

	Principal Amount	Value
Capital Markets-(continued)
Northern Trust Corp.
3.45%, 11/04/2020	$73,000	$73,403
1.95%, 05/01/2030	65,000	68,103
Raymond James Financial, Inc., 3.63%, 09/15/2026	91,000	104,168
State Street Corp.
3.55%, 08/18/2025	71,000	81,040
2.40%, 01/24/2030	90,000	97,923
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	54,000	56,041
3.30%, 04/01/2027	55,000	62,250

		2,538,768

Chemicals-2.91%
Air Products and Chemicals, Inc., 2.05%, 05/15/2030	125,000	132,015
Celanese US Holdings LLC, 4.63%, 11/15/2022	86,000	92,837
DuPont de Nemours, Inc.
4.21%, 11/15/2023	100,000	110,556
4.73%, 11/15/2028	100,000	121,551
Eastman Chemical Co.
3.80%, 03/15/2025	53,000	58,694
4.50%, 12/01/2028	50,000	59,338
Ecolab, Inc.
4.35%, 12/08/2021	51,000	53,584
2.70%, 11/01/2026	120,000	134,845
EI du Pont de Nemours and Co.
1.70%, 07/15/2025	50,000	52,048
2.30%, 07/15/2030	60,000	63,721
FMC Corp., 3.20%, 10/01/2026	58,000	64,612
LYB International Finance II B.V., 3.50%, 03/02/2027	101,000	112,280
LyondellBasell Industries N.V., 5.75%, 04/15/2024	96,000	110,896
Mosaic Co. (The)
4.25%, 11/15/2023	53,000	57,558
4.05%, 11/15/2027	49,000	54,406
PPG Industries, Inc., 3.75%, 03/15/2028	126,000	152,303
Praxair, Inc.
2.45%, 02/15/2022	95,000	97,466
3.20%, 01/30/2026	91,000	102,204
Sherwin-Williams Co. (The)
3.13%, 06/01/2024	50,000	54,351
3.45%, 06/01/2027	48,000	54,550
Westlake Chemical Corp., 3.60%, 08/15/2026	89,000	97,340

		1,837,155

Commercial Services & Supplies-0.51%
Cintas Corp. No. 2
2.90%, 04/01/2022	38,000	39,401
3.70%, 04/01/2027	38,000	43,454
Republic Services, Inc.
3.55%, 06/01/2022	47,000	49,200
3.95%, 05/15/2028	49,000	58,025
Waste Management, Inc.
3.13%, 03/01/2025	70,000	76,936
3.15%, 11/15/2027	50,000	55,847

		322,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Communications Equipment-0.78%
Cisco Systems, Inc.
3.63%, 03/04/2024	$144,000	$160,282
2.50%, 09/20/2026	140,000	155,021
Juniper Networks, Inc.
4.50%, 03/15/2024	37,000	41,614
3.75%, 08/15/2029	38,000	43,348
Motorola Solutions, Inc.
4.00%, 09/01/2024	38,000	42,226
4.60%, 05/23/2029	43,000	50,520

		493,011

Construction Materials-0.24%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027	66,000	74,008
Vulcan Materials Co., 3.50%, 06/01/2030	70,000	79,398

		153,406

Consumer Finance-1.49%
American Express Co., 2.50%, 08/01/2022	110,000	114,202
American Express Credit Corp., 3.30%, 05/03/2027	106,000	121,231
Capital One Financial Corp.
3.30%, 10/30/2024	130,000	141,593
4.20%, 10/29/2025	131,000	146,978
Discover Bank
4.20%, 08/08/2023	100,000	110,282
3.45%, 07/27/2026	86,000	94,422
GE Capital Funding LLC, 4.40%, 05/15/2030(b)	200,000	211,440

		940,148

Containers & Packaging-1.05%
Avery Dennison Corp., 4.88%, 12/06/2028	86,000	105,971
Bemis Co., Inc., 2.63%, 06/19/2030	100,000	107,654
International Paper Co.
3.65%, 06/15/2024	68,000	75,308
3.00%, 02/15/2027	73,000	80,495
Packaging Corp. of America
4.50%, 11/01/2023	40,000	44,241
3.40%, 12/15/2027	35,000	39,354
Sonoco Products Co., 3.13%, 05/01/2030	75,000	82,352
WRKCo, Inc.
3.75%, 03/15/2025	50,000	56,271
4.90%, 03/15/2029	55,000	67,807

		659,453

Diversified Consumer Services-0.12%
Block Financial LLC
4.13%, 10/01/2020	37,000	37,086
3.88%, 08/15/2030	40,000	40,763

		77,849

Diversified Financial Services-1.36%
Berkshire Hathaway, Inc.
2.75%, 03/15/2023	251,000	265,550
3.13%, 03/15/2026	238,000	266,505
Equitable Holdings, Inc.
3.90%, 04/20/2023	76,000	81,927
4.35%, 04/20/2028	81,000	92,701
Voya Financial, Inc., 3.65%, 06/15/2026	135,000	153,026

		859,709

	Principal Amount	Value
Diversified Telecommunication Services-1.79%
AT&T, Inc.
3.40%, 05/15/2025	$260,000	$289,510
4.30%, 02/15/2030	250,000	298,937
Verizon Communications, Inc.
5.15%, 09/15/2023	243,000	276,601
4.33%, 09/21/2028	215,000	260,519

		1,125,567

Electric Utilities-4.09%
American Electric Power Co., Inc., 3.20%, 11/13/2027	86,000	94,827
Avangrid, Inc.
3.15%, 12/01/2024	53,000	58,052
3.80%, 06/01/2029	48,000	56,141
Consolidated Edison Co. of New York, Inc., Series D, 4.00%, 12/01/2028	61,000	72,777
Duke Energy Corp.
3.75%, 04/15/2024	119,000	131,240
2.65%, 09/01/2026	121,000	132,147
Edison International, 4.13%, 03/15/2028	91,000	95,131
Entergy Corp.
4.00%, 07/15/2022	63,000	66,873
2.95%, 09/01/2026	55,000	61,212
Evergy, Inc.
2.45%, 09/15/2024	40,000	42,503
2.90%, 09/15/2029	50,000	54,247
Eversource Energy, Series K, 2.75%, 03/15/2022	62,000	64,120
Exelon Corp.
3.50%, 06/01/2022	79,000	82,743
4.05%, 04/15/2030	105,000	124,668
FirstEnergy Corp.
Series B, 4.25%, 03/15/2023	73,000	77,487
Series B, 3.90%, 07/15/2027	68,000	74,737
Interstate Power and Light Co.
3.25%, 12/01/2024	44,000	48,568
4.10%, 09/26/2028	33,000	39,316
NextEra Energy Capital Holdings, Inc.
2.75%, 05/01/2025	100,000	108,757
2.25%, 06/01/2030	101,000	106,124
NSTAR Electric Co., 3.20%, 05/15/2027	53,000	59,819
Ohio Power Co., Series M, 5.38%, 10/01/2021	86,000	90,741
Pinnacle West Capital Corp., 1.30%, 06/15/2025	100,000	102,097
PPL Capital Funding, Inc.
3.40%, 06/01/2023	79,000	84,279
4.13%, 04/15/2030	75,000	88,860
Southern California Edison Co., Series E, 3.70%, 08/01/2025	70,000	78,080
Southern Co. (The)
2.35%, 07/01/2021	111,000	112,650
3.25%, 07/01/2026	108,000	121,278
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023	99,000	104,138
Xcel Energy, Inc.
3.30%, 06/01/2025	60,000	66,576
4.00%, 06/15/2028	65,000	76,675

		2,576,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Electrical Equipment-0.57%
Eaton Corp.
2.75%, 11/02/2022	$81,000	$85,088
3.10%, 09/15/2027	74,000	82,507
Emerson Electric Co.
3.15%, 06/01/2025	88,000	98,030
1.80%, 10/15/2027	90,000	94,778

		360,403

Electronic Equipment, Instruments & Components-1.24%
Amphenol Corp., 2.80%, 02/15/2030	95,000	104,396
Arrow Electronics, Inc.
3.25%, 09/08/2024	68,000	73,150
3.88%, 01/12/2028	68,000	74,471
Avnet, Inc., 4.63%, 04/15/2026	96,000	107,044
Flex Ltd.
4.75%, 06/15/2025	63,000	70,703
4.88%, 06/15/2029	60,000	69,058
FLIR Systems, Inc., 2.50%, 08/01/2030	50,000	51,371
Jabil, Inc.
4.70%, 09/15/2022	48,000	51,648
3.95%, 01/12/2028	53,000	58,389
Keysight Technologies, Inc.
4.55%, 10/30/2024	20,000	22,618
4.60%, 04/06/2027	28,000	33,025
Trimble, Inc., 4.90%, 06/15/2028	53,000	63,415

		779,288

Energy Equipment & Services-0.84%
Halliburton Co.
3.50%, 08/01/2023	70,000	74,653
3.80%, 11/15/2025	73,000	80,152
National Oilwell Varco, Inc., 3.60%, 12/01/2029	133,000	131,228
Schlumberger Investment S.A.
3.65%, 12/01/2023	109,000	118,284
2.65%, 06/26/2030	120,000	122,839

		527,156

Entertainment-0.85%
Activision Blizzard, Inc.
2.30%, 09/15/2021	48,000	48,890
3.40%, 09/15/2026	93,000	106,634
Electronic Arts, Inc., 3.70%, 03/01/2021	81,000	82,105
Walt Disney Co. (The)
1.75%, 08/30/2024(c)	139,000	144,828
2.00%, 09/01/2029	149,000	155,249

		537,706

Equity REITs-5.73%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/2025	53,000	59,052
4.90%, 12/15/2030	30,000	38,198
American Homes 4 Rent L.P., 4.25%, 02/15/2028	48,000	54,765
American Tower Corp.
3.50%, 01/31/2023	69,000	73,780
3.80%, 08/15/2029	63,000	73,013
AvalonBay Communities, Inc.
3.45%, 06/01/2025	50,000	56,103
2.30%, 03/01/2030	45,000	47,706

	Principal Amount	Value
Equity REITs-(continued)
Boston Properties L.P.
4.13%, 05/15/2021	$56,000	$56,924
3.25%, 01/30/2031	60,000	65,582
Brixmor Operating Partnership L.P.
3.85%, 02/01/2025	34,000	36,081
4.13%, 05/15/2029	30,000	32,560
Camden Property Trust, 2.80%, 05/15/2030	70,000	76,919
CBRE Services, Inc., 4.88%, 03/01/2026	105,000	121,898
Crown Castle International Corp.
5.25%, 01/15/2023	66,000	73,172
3.65%, 09/01/2027	66,000	74,895
Digital Realty Trust L.P., 3.70%, 08/15/2027	98,000	112,056
EPR Properties, 3.75%, 08/15/2029	68,000	60,189
Equinix, Inc.
2.63%, 11/18/2024	50,000	53,606
3.20%, 11/18/2029	50,000	55,240
ERP Operating L.P.
4.63%, 12/15/2021	58,000	60,500
2.85%, 11/01/2026	63,000	69,865
Essex Portfolio L.P.
3.50%, 04/01/2025	40,000	44,286
3.00%, 01/15/2030	40,000	43,413
Federal Realty Investment Trust, 3.95%, 01/15/2024	75,000	81,518
Healthcare Trust of America Holdings L.P., 3.10%, 02/15/2030	58,000	61,409
Healthpeak Properties, Inc.
3.88%, 08/15/2024	48,000	53,560
3.50%, 07/15/2029	43,000	48,356
Host Hotels & Resorts L.P.
Series E, 4.00%, 06/15/2025	60,000	62,774
Series H, 3.38%, 12/15/2029	64,000	62,298
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	43,000	48,583
Kilroy Realty L.P., 3.05%, 02/15/2030	58,000	60,390
Kimco Realty Corp.
3.30%, 02/01/2025	33,000	35,458
2.80%, 10/01/2026	40,000	41,989
LifeStorage L.P., 3.50%, 07/01/2026	50,000	54,847
Mid-America Apartments L.P., 3.60%, 06/01/2027	74,000	83,266
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	31,000	33,386
5.25%, 01/15/2026	28,000	30,753
Prologis L.P.
4.25%, 08/15/2023	19,000	20,967
2.25%, 04/15/2030	120,000	128,108
Public Storage
2.37%, 09/15/2022	58,000	60,287
3.09%, 09/15/2027	56,000	63,535
Realty Income Corp.
3.25%, 10/15/2022	41,000	43,152
3.25%, 01/15/2031	40,000	44,489
Regency Centers L.P., 3.60%, 02/01/2027	67,000	71,940
Simon Property Group L.P.
2.00%, 09/13/2024	86,000	88,999
2.45%, 09/13/2029	76,000	75,975
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	78,000	79,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Equity REITs-(continued)
Spirit Realty L.P., 3.40%, 01/15/2030	$63,000	$62,841
UDR, Inc., 3.20%, 01/15/2030	70,000	77,928
Ventas Realty L.P., 4.40%, 01/15/2029	54,000	60,637
Ventas Realty L.P./Ventas Capital Corp., 3.25%, 08/15/2022	68,000	70,345
VEREIT Operating Partnership L.P.
4.60%, 02/06/2024	61,000	65,701
4.88%, 06/01/2026	43,000	48,035
Welltower, Inc.
4.00%, 06/01/2025	71,000	80,040
3.10%, 01/15/2030	70,000	73,752
Weyerhaeuser Co.
4.63%, 09/15/2023	52,000	57,977
4.00%, 11/15/2029	53,000	60,990
WP Carey, Inc., 4.60%, 04/01/2024	69,000	75,927

		3,609,717

Food & Staples Retailing-2.69%
Costco Wholesale Corp.
2.75%, 05/18/2024	119,000	128,813
1.60%, 04/20/2030	145,000	147,994
Kroger Co. (The)
3.85%, 08/01/2023	93,000	101,107
2.65%, 10/15/2026	117,000	128,088
Sysco Corp.
2.60%, 10/01/2020	91,000	91,000
5.65%, 04/01/2025	75,000	88,831
5.95%, 04/01/2030	80,000	101,158
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	122,000	134,891
3.45%, 06/01/2026	134,000	147,446
Walmart, Inc.
3.40%, 06/26/2023	283,000	306,941
3.70%, 06/26/2028	268,000	317,600

		1,693,869

Food Products-2.73%
Archer-Daniels-Midland Co.
2.75%, 03/27/2025	90,000	98,166
2.50%, 08/11/2026	90,000	98,172
Bunge Ltd. Finance Corp.
3.50%, 11/24/2020	79,000	79,456
3.25%, 08/15/2026	79,000	84,847
Campbell Soup Co.
3.95%, 03/15/2025	50,000	56,419
4.15%, 03/15/2028	43,000	50,284
Conagra Brands, Inc.
3.80%, 10/22/2021	53,000	55,003
4.85%, 11/01/2028	40,000	48,963
General Mills, Inc.
3.15%, 12/15/2021	83,000	85,369
4.20%, 04/17/2028	71,000	84,302
Hershey Co. (The)
3.38%, 05/15/2023	50,000	53,936
2.30%, 08/15/2026	58,000	62,942
Hormel Foods Corp., 1.80%, 06/11/2030	100,000	103,617
Ingredion, Inc., 3.20%, 10/01/2026	73,000	80,905
JM Smucker Co. (The)
3.50%, 03/15/2025	43,000	48,336
2.38%, 03/15/2030	50,000	52,191

	Principal Amount	Value
Food Products-(continued)
Kellogg Co.
4.00%, 12/15/2020	$68,000	$68,721
3.25%, 04/01/2026	61,000	68,768
McCormick & Co., Inc.
2.70%, 08/15/2022	33,000	34,394
3.40%, 08/15/2027	33,000	37,312
Mondelez International, Inc.
4.00%, 02/01/2024	91,000	101,240
2.75%, 04/13/2030	90,000	98,707
Tyson Foods, Inc.
3.95%, 08/15/2024	76,000	84,715
3.55%, 06/02/2027	76,000	86,141

		1,722,906

Gas Utilities-0.22%
Atmos Energy Corp., 3.00%, 06/15/2027	71,000	79,051
National Fuel Gas Co., 3.75%, 03/01/2023	60,000	62,129

		141,180

Health Care Equipment & Supplies-1.25%
Abbott Laboratories
3.40%, 11/30/2023	91,000	99,679
3.75%, 11/30/2026	87,000	101,903
Baxter International, Inc., 2.60%, 08/15/2026	104,000	114,119
Boston Scientific Corp.
3.45%, 03/01/2024	50,000	54,458
2.65%, 06/01/2030	50,000	53,376
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	50,000	54,281
Edwards Lifesciences Corp., 4.30%, 06/15/2028	57,000	68,922
Stryker Corp.
2.63%, 03/15/2021	66,000	66,622
3.50%, 03/15/2026	64,000	72,604
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/2025	43,000	47,821
3.55%, 03/20/2030	50,000	55,896

		789,681

Health Care Providers & Services-4.14%
AmerisourceBergen Corp.
3.25%, 03/01/2025	110,000	121,061
3.45%, 12/15/2027	116,000	133,138
Anthem, Inc.
2.38%, 01/15/2025	125,000	133,482
3.65%, 12/01/2027	125,000	143,639
Cardinal Health, Inc.
2.62%, 06/15/2022	115,000	118,944
3.41%, 06/15/2027	109,000	122,241
Cigna Corp.
3.75%, 07/15/2023	91,000	99,127
4.38%, 10/15/2028	84,000	100,689
CVS Health Corp.
3.70%, 03/09/2023	142,000	152,940
4.30%, 03/25/2028	150,000	176,701
DH Europe Finance II S.a.r.l.
2.20%, 11/15/2024	73,000	77,386
2.60%, 11/15/2029	56,000	61,118
HCA, Inc.
5.00%, 03/15/2024	65,000	73,508
4.13%, 06/15/2029	90,000	103,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Health Care Providers & Services-(continued)
Humana, Inc.
3.15%, 12/01/2022	$80,000	$84,215
3.95%, 03/15/2027	74,000	85,274
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	33,000	36,815
2.95%, 12/01/2029	55,000	60,280
McKesson Corp.
3.80%, 03/15/2024	135,000	148,335
3.95%, 02/16/2028	129,000	151,328
Quest Diagnostics, Inc.
4.70%, 04/01/2021	44,000	45,135
2.95%, 06/30/2030	45,000	49,228
UnitedHealth Group, Inc.
3.75%, 07/15/2025	144,000	165,184
2.00%, 05/15/2030	160,000	167,959

		2,611,536

Hotels, Restaurants & Leisure-1.46%
Darden Restaurants, Inc., 3.85%, 05/01/2027	99,000	102,222
Las Vegas Sands Corp.
3.20%, 08/08/2024	101,000	102,349
3.50%, 08/18/2026	106,000	108,219
Marriott International, Inc.
4.63%, 06/15/2030	60,000	65,865
Series EE, 5.75%, 05/01/2025	45,000	50,587
McDonald’s Corp.
2.63%, 01/15/2022	129,000	133,146
3.70%, 01/30/2026	127,000	145,252
Starbucks Corp.
3.80%, 08/15/2025	101,000	114,950
2.55%, 11/15/2030	90,000	95,677

		918,267

Household Durables-0.80%
D.R. Horton, Inc., 2.50%, 10/15/2024	90,000	96,043
Leggett & Platt, Inc., 3.50%, 11/15/2027	70,000	73,537
Mohawk Industries, Inc.
3.85%, 02/01/2023	46,000	48,937
3.63%, 05/15/2030	55,000	58,996
NVR, Inc.
3.95%, 09/15/2022	40,000	42,356
3.00%, 05/15/2030	40,000	43,451
Whirlpool Corp., 4.75%, 02/26/2029	114,000	139,861

		503,181

Household Products-1.34%
Clorox Co. (The)
3.05%, 09/15/2022	47,000	49,310
3.90%, 05/15/2028	45,000	53,525
Colgate-Palmolive Co., 3.25%, 03/15/2024	175,000	192,455
Kimberly-Clark Corp., 3.20%, 04/25/2029	147,000	169,209
Procter & Gamble Co. (The)
2.15%, 08/11/2022	185,000	191,978
3.00%, 03/25/2030	165,000	190,952

		847,429

Industrial Conglomerates-1.37%
3M Co.
3.25%, 02/14/2024	114,000	124,500
2.88%, 10/15/2027	113,000	127,240

	Principal Amount	Value
Industrial Conglomerates-(continued)
Carlisle Cos., Inc., 2.75%, 03/01/2030	$70,000	$74,333
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	215,000	215,875
Honeywell International, Inc.
1.85%, 11/01/2021	113,000	114,906
2.50%, 11/01/2026	108,000	119,063
Roper Technologies, Inc.
3.00%, 12/15/2020	39,000	39,209
3.80%, 12/15/2026	42,000	48,710

		863,836

Insurance-6.48%
Aflac, Inc.
3.63%, 11/15/2024	101,000	114,235
3.60%, 04/01/2030	90,000	105,645
Alleghany Corp., 3.63%, 05/15/2030	75,000	84,293
Allstate Corp. (The)
3.15%, 06/15/2023	86,000	92,777
3.28%, 12/15/2026	91,000	105,191
American International Group, Inc.
4.88%, 06/01/2022	143,000	153,931
3.90%, 04/01/2026	139,000	159,101
Aon Corp., 2.80%, 05/15/2030	75,000	81,442
Aon PLC, 3.50%, 06/14/2024	53,000	58,300
Brighthouse Financial, Inc., 3.70%, 06/22/2027	162,000	170,591
Brown & Brown, Inc., 4.20%, 09/15/2024	56,000	62,156
Chubb INA Holdings, Inc.
2.30%, 11/03/2020	118,000	118,213
3.35%, 05/03/2026	96,000	109,906
CNA Financial Corp.
3.95%, 05/15/2024	67,000	74,059
3.90%, 05/01/2029	57,000	65,189
CNO Financial Group, Inc.
5.25%, 05/30/2025	30,000	34,315
5.25%, 05/30/2029	38,000	44,380
Fidelity National Financial, Inc., 3.40%, 06/15/2030	80,000	86,543
Globe Life, Inc., 4.55%, 09/15/2028	66,000	78,524
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029(c)	124,000	134,175
Lincoln National Corp.
4.00%, 09/01/2023	71,000	77,716
3.80%, 03/01/2028	91,000	103,371
Loews Corp.
2.63%, 05/15/2023	63,000	66,382
3.75%, 04/01/2026	58,000	65,888
Marsh & McLennan Cos., Inc.
3.88%, 03/15/2024	69,000	76,604
4.38%, 03/15/2029	58,000	70,692
MetLife, Inc.
3.60%, 04/10/2024	139,000	154,778
4.55%, 03/23/2030	135,000	170,198
Old Republic International Corp., 3.88%, 08/26/2026	84,000	93,316
Principal Financial Group, Inc., 3.70%, 05/15/2029	167,000	194,988
Progressive Corp. (The)
3.75%, 08/23/2021	76,000	78,585
2.45%, 01/15/2027	73,000	79,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Insurance-(continued)
Prudential Financial, Inc.
3.50%, 05/15/2024	$164,000	$182,632
3.88%, 03/27/2028	157,000	184,978
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	104,000	118,002
Travelers Cos., Inc. (The), 3.90%, 11/01/2020	210,000	211,298
Unum Group, 4.50%, 03/15/2025	110,000	122,293
Willis North America, Inc.
3.60%, 05/15/2024	42,000	46,014
2.95%, 09/15/2029	50,000	54,300

		4,084,372

Interactive Media & Services-0.64%
Alphabet, Inc.
0.45%, 08/15/2025	200,000	200,091
2.00%, 08/15/2026	187,000	201,120

		401,211

Internet & Direct Marketing Retail-1.13%
Amazon.com, Inc.
2.80%, 08/22/2024	160,000	174,352
3.15%, 08/22/2027	155,000	177,505
Booking Holdings, Inc.
4.10%, 04/13/2025	61,000	69,291
4.63%, 04/13/2030	65,000	78,665
eBay, Inc.
2.60%, 07/15/2022	58,000	60,008
3.60%, 06/05/2027	50,000	56,589
Expedia Group, Inc.
4.50%, 08/15/2024(c)	43,000	45,210
3.80%, 02/15/2028	48,000	47,989

		709,609

IT Services-2.75%
Amdocs Ltd., 2.54%, 06/15/2030	70,000	73,040
Automatic Data Processing, Inc., 3.38%, 09/15/2025	106,000	119,951
Broadridge Financial Solutions, Inc., 2.90%, 12/01/2029	57,000	62,276
DXC Technology Co., 4.25%, 04/15/2024	128,000	139,293
Fidelity National Information Services, Inc.
3.50%, 04/15/2023	58,000	61,953
3.00%, 08/15/2026	52,000	58,206
Fiserv, Inc.
2.75%, 07/01/2024	44,000	47,281
3.50%, 07/01/2029	38,000	43,313
Global Payments, Inc.
4.00%, 06/01/2023	30,000	32,647
3.20%, 08/15/2029	33,000	36,257
International Business Machines Corp.
3.00%, 05/15/2024	167,000	181,687
3.50%, 05/15/2029	175,000	203,275
Leidos, Inc.
2.95%, 05/15/2023(b)	50,000	52,806
4.38%, 05/15/2030(b)	40,000	46,878
Mastercard, Inc.
3.38%, 04/01/2024	53,000	58,585
3.35%, 03/26/2030	75,000	88,226

	Principal Amount	Value
IT Services-(continued)
PayPal Holdings, Inc.
2.40%, 10/01/2024	$65,000	$69,442
2.85%, 10/01/2029	55,000	61,066
Visa, Inc.
2.20%, 12/14/2020	100,000	100,361
3.15%, 12/14/2025	96,000	108,007
Western Union Co. (The), 3.60%, 03/15/2022	86,000	89,591

		1,734,141

Leisure Products-0.11%
Hasbro, Inc.
3.00%, 11/19/2024	43,000	45,603
3.90%, 11/19/2029	23,000	24,206

		69,809

Life Sciences Tools & Services-0.45%
Agilent Technologies, Inc.
3.88%, 07/15/2023	38,000	41,290
2.75%, 09/15/2029	38,000	41,233
PerkinElmer, Inc., 3.30%, 09/15/2029	43,000	47,839
Thermo Fisher Scientific, Inc.
4.15%, 02/01/2024	66,000	73,260
2.95%, 09/19/2026	71,000	79,491

		283,113

Machinery-2.22%
Caterpillar, Inc.
3.90%, 05/27/2021	89,000	91,382
2.60%, 09/19/2029	119,000	130,906
Cummins, Inc., 3.65%, 10/01/2023	141,000	154,013
Flowserve Corp., 3.50%, 09/15/2022	58,000	60,270
Fortive Corp.
2.35%, 06/15/2021	44,000	44,586
3.15%, 06/15/2026	43,000	47,613
IDEX Corp., 3.00%, 05/01/2030	60,000	65,645
Illinois Tool Works, Inc.
3.50%, 03/01/2024	66,000	72,488
2.65%, 11/15/2026	68,000	75,644
John Deere Capital Corp.
3.45%, 03/13/2025	96,000	108,256
2.80%, 07/18/2029	95,000	106,664
PACCAR Financial Corp., 2.65%, 05/10/2022	149,000	154,985
Parker-Hannifin Corp.
2.70%, 06/14/2024	58,000	62,198
3.25%, 06/14/2029	37,000	41,888
Stanley Black & Decker, Inc.
2.90%, 11/01/2022	55,000	57,993
2.30%, 03/15/2030	55,000	58,537
Xylem, Inc.
4.88%, 10/01/2021	28,000	29,298
3.25%, 11/01/2026	35,000	39,324

		1,401,690

Marine-0.10%
Kirby Corp., 4.20%, 03/01/2028	58,000	61,201

Media-1.63%
Comcast Corp.
3.70%, 04/15/2024	169,000	187,782
4.15%, 10/15/2028	162,000	196,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Media-(continued)
Discovery Communications LLC
2.95%, 03/20/2023	$58,000	$61,368
3.95%, 03/20/2028	58,000	65,720
Fox Corp.
4.03%, 01/25/2024	55,000	60,799
4.71%, 01/25/2029	50,000	60,154
Interpublic Group of Cos., Inc. (The)
4.20%, 04/15/2024	42,000	46,674
4.75%, 03/30/2030	65,000	78,332
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/2022	65,000	68,309
3.60%, 04/15/2026	58,000	65,409
ViacomCBS, Inc.
4.75%, 05/15/2025	75,000	86,643
4.95%, 01/15/2031	40,000	47,884

		1,025,670

Metals & Mining-0.70%
Newmont Corp., 2.80%, 10/01/2029	98,000	106,689
Nucor Corp.
4.13%, 09/15/2022	67,000	71,535
3.95%, 05/01/2028	59,000	68,923
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	41,000	44,262
2.15%, 08/15/2030	45,000	44,713
Steel Dynamics, Inc., 3.45%, 04/15/2030	96,000	105,708

		441,830

Multiline Retail-1.07%
Dollar General Corp.
3.25%, 04/15/2023	44,000	46,773
3.50%, 04/03/2030	60,000	68,771
Dollar Tree, Inc.
3.70%, 05/15/2023	55,000	59,305
4.20%, 05/15/2028	52,000	61,401
Kohl’s Corp., 4.25%, 07/17/2025	69,000	68,161
Nordstrom, Inc.
4.00%, 10/15/2021	60,000	59,997
4.38%, 04/01/2030(c)	73,000	59,050
Target Corp.
2.25%, 04/15/2025	120,000	128,842
2.50%, 04/15/2026	109,000	119,643

		671,943

Multi-Utilities-1.59%
Ameren Corp., 3.50%, 01/15/2031	110,000	126,483
Black Hills Corp., 4.25%, 11/30/2023	53,000	58,298
CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	50,000	50,252
Consolidated Edison, Inc., 2.00%, 05/15/2021	85,000	85,899
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	115,000	131,120
DTE Energy Co., 2.85%, 10/01/2026	72,000	78,714
NiSource, Inc., 3.49%, 05/15/2027	43,000	48,671
PSEG Power LLC, 3.00%, 06/15/2021	80,000	81,496
Public Service Enterprise Group, Inc., 1.60%, 08/15/2030	80,000	79,481

	Principal Amount	Value
Multi-Utilities-(continued)
Sempra Energy
2.90%, 02/01/2023	$55,000	$57,873
3.40%, 02/01/2028	71,000	79,372
WEC Energy Group, Inc., 3.55%, 06/15/2025	110,000	123,663

		1,001,322

Oil, Gas & Consumable Fuels-5.76%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	40,000	46,272
Chevron Corp.
1.55%, 05/11/2025	220,000	229,230
2.95%, 05/16/2026	212,000	236,248
Cimarex Energy Co.
4.38%, 06/01/2024	21,000	22,621
3.90%, 05/15/2027	23,000	23,718
Concho Resources, Inc., 3.75%, 10/01/2027	91,000	99,970
ConocoPhillips Holding Co., 6.95%, 04/15/2029	200,000	279,868
Enable Midstream Partners L.P., 4.40%, 03/15/2027	90,000	88,476
EOG Resources, Inc.
2.63%, 03/15/2023	71,000	74,731
4.15%, 01/15/2026	64,000	74,191
Exxon Mobil Corp.
2.22%, 03/01/2021	282,000	284,311
3.04%, 03/01/2026	275,000	306,573
HollyFrontier Corp., 5.88%, 04/01/2026	111,000	122,179
Kinder Morgan, Inc.
4.30%, 06/01/2025	94,000	106,726
4.30%, 03/01/2028	85,000	98,604
Marathon Oil Corp.
2.80%, 11/01/2022	63,000	64,389
4.40%, 07/15/2027	68,000	69,830
Marathon Petroleum Corp.
4.70%, 05/01/2025	110,000	125,606
5.13%, 12/15/2026	131,000	155,582
Noble Energy, Inc.
3.90%, 11/15/2024	67,000	74,422
3.85%, 01/15/2028	58,000	65,899
ONEOK Partners L.P., 3.38%, 10/01/2022	59,000	61,497
ONEOK, Inc., 4.55%, 07/15/2028	76,000	80,969
Phillips 66
4.30%, 04/01/2022	118,000	125,079
3.90%, 03/15/2028(c)	119,000	134,976
Pioneer Natural Resources Co., 1.90%, 08/15/2030	100,000	97,482
Valero Energy Corp.
3.65%, 03/15/2025	128,000	140,427
3.40%, 09/15/2026	128,000	141,278
Williams Cos., Inc. (The)
3.60%, 03/15/2022	84,000	87,272
3.75%, 06/15/2027	100,000	110,549

		3,628,975

Personal Products-0.16%
Estee Lauder Cos., Inc. (The)
2.00%, 12/01/2024	40,000	42,430
2.38%, 12/01/2029	53,000	56,945

		99,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Pharmaceuticals-2.85%
Bristol-Myers Squibb Co.
2.90%, 07/26/2024	$100,000	$109,102
3.40%, 07/26/2029	94,000	109,912
Eli Lilly and Co.
2.35%, 05/15/2022	101,000	104,681
3.38%, 03/15/2029	86,000	100,283
Johnson & Johnson
2.25%, 03/03/2022	194,000	199,702
2.45%, 03/01/2026	203,000	223,207
Merck & Co., Inc.
2.75%, 02/10/2025	164,000	179,073
3.40%, 03/07/2029	135,000	157,974
Mylan N.V.
3.15%, 06/15/2021	64,000	65,194
3.95%, 06/15/2026	58,000	65,739
Pfizer, Inc.
1.95%, 06/03/2021	187,000	189,535
3.00%, 12/15/2026	173,000	197,396
Zoetis, Inc.
3.25%, 02/01/2023	43,000	45,595
3.00%, 09/12/2027	45,000	50,285

		1,797,678

Professional Services-0.24%
Equifax, Inc.
2.60%, 12/01/2024	38,000	40,655
3.10%, 05/15/2030	40,000	43,779
Verisk Analytics, Inc.
4.00%, 06/15/2025	30,000	34,378
4.13%, 03/15/2029	30,000	35,845

		154,657

Road & Rail-1.12%
CSX Corp.
3.40%, 08/01/2024	66,000	73,280
3.25%, 06/01/2027	72,000	81,432
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	70,000	81,065
Norfolk Southern Corp.
3.00%, 04/01/2022	71,000	73,458
2.90%, 06/15/2026	73,000	81,286
Ryder System, Inc., 3.65%, 03/18/2024	91,000	99,367
Union Pacific Corp.
4.16%, 07/15/2022	84,000	89,254
3.95%, 09/10/2028	104,000	123,880

		703,022

Semiconductors & Semiconductor Equipment-2.97%
Analog Devices, Inc.
2.88%, 06/01/2023	52,000	55,075
3.90%, 12/15/2025	43,000	49,456
Applied Materials, Inc., 3.30%, 04/01/2027	115,000	131,644
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.63%, 01/15/2024	80,000	86,469
3.88%, 01/15/2027	88,000	97,684
Intel Corp.
3.70%, 07/29/2025	150,000	171,049
2.45%, 11/15/2029	177,000	192,809

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
KLA Corp.
4.65%, 11/01/2024	$43,000	$49,450
4.10%, 03/15/2029	42,000	50,522
Lam Research Corp.
2.80%, 06/15/2021	43,000	43,756
4.00%, 03/15/2029	43,000	51,534
Marvell Technology Group Ltd.
4.20%, 06/22/2023	28,000	30,239
4.88%, 06/22/2028	28,000	33,788
Maxim Integrated Products, Inc.
3.38%, 03/15/2023	33,000	34,971
3.45%, 06/15/2027	35,000	38,889
Micron Technology, Inc.
4.64%, 02/06/2024	90,000	100,185
4.19%, 02/15/2027	91,000	104,449
NVIDIA Corp.
2.20%, 09/16/2021	50,000	50,915
2.85%, 04/01/2030	50,000	55,836
QUALCOMM, Inc.
3.00%, 05/20/2022	110,000	115,008
3.25%, 05/20/2027	110,000	124,466
Texas Instruments, Inc.
1.38%, 03/12/2025	100,000	103,760
2.25%, 09/04/2029	91,000	97,659

		1,869,613

Software-1.97%
Adobe, Inc.
3.25%, 02/01/2025	43,000	47,824
2.30%, 02/01/2030	50,000	54,083
Autodesk, Inc., 3.50%, 06/15/2027	33,000	37,465
Intuit, Inc.
0.95%, 07/15/2025	50,000	50,645
1.65%, 07/15/2030	50,000	51,182
Microsoft Corp.
1.55%, 08/08/2021	230,000	232,661
3.30%, 02/06/2027	210,000	240,726
Oracle Corp.
1.90%, 09/15/2021	148,000	150,362
2.65%, 07/15/2026	134,000	147,175
salesforce.com, inc.
3.25%, 04/11/2023	43,000	46,176
3.70%, 04/11/2028	42,000	49,199
ServiceNow, Inc., 1.40%, 09/01/2030	40,000	39,446
VMware, Inc.
2.95%, 08/21/2022	34,000	35,491
3.90%, 08/21/2027	53,000	58,882

		1,241,317

Specialty Retail-2.23%
AutoNation, Inc., 4.75%, 06/01/2030	110,000	129,232
AutoZone, Inc.
3.13%, 07/15/2023	56,000	59,882
4.00%, 04/15/2030	55,000	65,489
Best Buy Co., Inc.
5.50%, 03/15/2021	76,000	77,099
4.45%, 10/01/2028	61,000	72,236
Home Depot, Inc. (The)
2.63%, 06/01/2022	156,000	162,226
2.95%, 06/15/2029	150,000	169,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

	Principal Amount	Value
Specialty Retail-(continued)
Lowe’s Cos., Inc.
3.12%, 04/15/2022	$105,000	$109,050
2.50%, 04/15/2026	114,000	124,174
O’Reilly Automotive, Inc.
4.88%, 01/14/2021	51,000	51,271
3.60%, 09/01/2027	49,000	56,356
Ross Stores, Inc., 4.60%, 04/15/2025	100,000	115,352
TJX Cos., Inc. (The)
3.50%, 04/15/2025	85,000	95,001
3.88%, 04/15/2030	100,000	118,996

		1,405,613

Technology Hardware, Storage & Peripherals-2.07%
Apple, Inc.
2.40%, 05/03/2023	296,000	312,603
3.25%, 02/23/2026	284,000	321,276
Dell International LLC/EMC Corp.
4.42%, 06/15/2021(b)	84,000	86,181
6.02%, 06/15/2026(b)	111,000	131,111
Hewlett Packard Enterprise Co.
4.40%, 10/15/2022	80,000	85,801
4.90%, 10/15/2025	81,000	93,700
HP, Inc.
2.20%, 06/17/2025	90,000	94,872
3.00%, 06/17/2027	85,000	92,139
NetApp, Inc.
1.88%, 06/22/2025	35,000	36,460
2.70%, 06/22/2030	50,000	52,499

		1,306,642

Textiles, Apparel & Luxury Goods-0.92%
NIKE, Inc.
2.40%, 03/27/2025	90,000	97,184
2.85%, 03/27/2030	90,000	100,689
PVH Corp., 4.63%, 07/10/2025(b)	80,000	82,224
Ralph Lauren Corp., 2.95%, 06/15/2030	80,000	82,922
Tapestry, Inc.
4.25%, 04/01/2025	50,000	51,005
4.13%, 07/15/2027	50,000	48,890
VF Corp.
2.40%, 04/23/2025	55,000	58,508
2.95%, 04/23/2030	55,000	59,849

		581,271

Tobacco-1.00%
Altria Group, Inc.
2.85%, 08/09/2022	141,000	147,251
4.80%, 02/14/2029	125,000	149,553

	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
3.25%, 11/10/2024	$146,000	$161,977
3.38%, 08/15/2029	152,000	173,455

		632,236

Trading Companies & Distributors-0.17%
WW Grainger, Inc., 1.85%, 02/15/2025	100,000	105,070

Water Utilities-0.22%
American Water Capital Corp.
3.40%, 03/01/2025	32,000	35,492
3.75%, 09/01/2028	40,000	46,913
Essential Utilities, Inc., 2.70%, 04/15/2030	50,000	54,197

		136,602

Wireless Telecommunication Services-0.36%
T-Mobile USA, Inc.
3.50%, 04/15/2025(b)	100,000	110,592
3.88%, 04/15/2030(b)	100,000	114,748

		225,340

Total U.S. Dollar Denominated Bonds & Notes (Cost $58,900,839)		62,932,177

	Shares
Money Market Funds-0.37%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $232,848)	232,848	232,848

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $59,133,687)		63,165,025

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.94%
Invesco Private Government Fund, 0.03%(d)(e)(f)	443,526	443,526
Invesco Private Prime Fund, 0.14%(d)(e)(f)	147,817	147,846

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $591,372)		591,372

TOTAL INVESTMENTS IN SECURITIES-101.15% (Cost $59,725,059)		63,756,397
OTHER ASSETS LESS LIABILITIES-(1.15)%		(726,724)

NET ASSETS-100.00%		$63,029,673

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)—(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $1,261,150, which represented 2.00% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$128,387	$8,269,376	$(8,164,915)	$-	$-	$232,848	$3,315
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	552,320	5,882,502	(6,434,822)	-	-	-	5,556	*
Invesco Liquid Assets Portfolio, Institutional Class	184,107	1,611,085	(1,795,162)	-	(30)	-	2,072	*
Invesco Private Government Fund	-	4,093,521	(3,649,995)	-	-	443,526	72	*
Invesco Private Prime Fund	-	739,916	(592,087)	-	17	147,846	49	*

Total	$864,814	$20,596,400	$(20,636,981)	$-	$(13)	$824,220	$11,064

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco National AMT-Free Municipal Bond ETF (PZA)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.67%
Alabama-0.59%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority, Series 2018 A, RB	5.00%	07/01/2048	$3,000	$3,212,670
Birmingham (City of), AL Water Works Board, Series 2015 A, Ref. RB(a)(b)	5.00%	01/01/2025	1,000	1,201,590
Jasper (City of), AL, Series 2014, GO Wts.(a)(b)	5.00%	03/01/2024	4,000	4,664,200
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(c)	5.50%	10/01/2053	5,000	5,582,050
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts	5.00%	08/01/2046	1,000	1,191,280

				15,851,790

Arizona-1.47%
Arizona (State of) Industrial Development Authority, Series 2020 A, RB	4.00%	11/01/2050	2,000	2,286,660
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	3.00%	02/01/2045	2,000	2,073,440
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	4.00%	02/01/2050	4,000	4,556,320
City of Phoenix Civic Improvement Corp., Series 2019, RB	5.00%	07/01/2049	5,000	5,990,350
Phoenix (City of), AZ Industrial Development Authority (Downtown Phoenix Student Housing, LLC-Arizona State University), Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,059,680
Phoenix Civic Improvement Corp., Series 2015 A, RB	5.00%	07/01/2045	2,000	2,272,960
Phoenix Civic Improvement Corp., Series 2019 A, RB	5.00%	07/01/2045	5,000	5,709,450
Phoenix Civic Improvement Corp., Series 2020, RB	5.00%	07/01/2044	5,000	6,524,700
Queen Creek (Town of), AZ, Series 2020, RB	4.00%	08/01/2045	1,250	1,480,187
Queen Creek (Town of), AZ, Series 2020, RB	4.00%	08/01/2050	2,500	2,930,550
University of Arizona (The), Series 2020, Ref. RB	4.00%	08/01/2044	4,000	4,589,040

				39,473,337

Arkansas-0.09%
University of Arkansas (Fayetteville Campus), Series 2017, RB	5.00%	11/01/2047	2,000	2,428,100

California-23.50%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2036	1,000	1,166,110
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2037	940	1,093,587
Bay Area Toll Authority, Series 2019 D, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking)(d)(e)	0.02%	04/01/2047	31,995	31,995,000
Bay Area Toll Authority, Series 2019 H, Ref. RB	5.00%	04/01/2049	4,000	4,962,360
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	2,500	2,972,825
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	5,000	5,509,750
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	2,500	2,840,575
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(c)	5.00%	09/01/2049	1,000	1,213,520
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	5,000	5,834,600
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	3,000	3,662,760
California (State of), Series 2017, Ref. GO Bonds	4.00%	08/01/2038	1,000	1,149,180
California (State of), Series 2019, GO Bonds	5.00%	04/01/2045	4,000	5,067,320
California (State of), Series 2019, GO Bonds	5.00%	04/01/2049	1,000	1,257,680
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2039	4,500	5,814,630
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	3,500	4,094,965
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	2,000	2,392,360
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2049	3,000	3,579,630
California (State of) Educational Facilities Authority (Stanford University), Series 2007 T-1, RB	5.00%	03/15/2039	10,000	15,106,300
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	4,000	6,519,480
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	1,000	1,212,270
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	4.00%	02/01/2042	3,000	3,334,560
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	5.00%	02/01/2042	2,250	2,651,377
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	3,500	5,465,880
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref RB	4.00%	08/15/2050	3,425	3,983,343
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2011 D, Ref. RB	5.00%	08/15/2035	305	316,020
California (State of) Infrastructure & Economic Development Bank (California State Teachers’
Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	1,930	2,453,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	$4,000	$4,353,400
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2042	1,715	1,984,066
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	2,500	2,872,450
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2041	1,000	1,113,090
California (State of) Municipal Finance Authority (Orange (County of) Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	6,000	7,092,840
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB	5.00%	01/01/2048	1,000	1,247,350
California (State of) Municipal Finance Authority (University of La Verne), Series 2017 A, Ref. RB	5.00%	06/01/2043	1,750	2,044,578
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	1,500	1,745,130
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	4.00%	12/01/2057	500	521,265
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	2,500	3,089,450
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	6,080	7,448,669
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2047	11,310	13,770,038
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(f)	5.00%	08/01/2050	600	653,292
Chino Valley Unified School District, Series 2020 B, GO Bonds	4.00%	08/01/2045	2,500	2,960,375
Chino Valley Unified School District, Series 2020 B, GO Bonds	3.38%	08/01/2050	10,000	10,948,500
Chula Vista (City of), CA (San Diego Gas & Electric Co.), Series 2004 A, RB	5.88%	02/15/2034	3,655	3,668,633
El Dorado Irrigation District, Series 2014 A, Ref. RB(a)(b)	5.00%	03/01/2024	3,000	3,495,870
El Dorado Irrigation District, Series 2014 A, Ref. RB(a)(b)	5.25%	03/01/2024	3,500	4,108,965
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	3,000	3,256,350
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	17,000	18,878,330
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	10,000	11,470,800
Livermore Valley Joint Unified School District, Series 2019, GO Bonds	4.00%	08/01/2046	7,000	7,832,090
Long Beach Unified School District (Election of 2016), Series 2019 B, GO Bonds	3.00%	08/01/2050	1,270	1,316,380
Los Angeles (City of), CA, Series 2015 A, RB	5.00%	06/01/2044	1,000	1,179,220
Los Angeles (City of), CA (Green Bonds), Series 2015 C, Ref. RB	5.00%	06/01/2045	1,500	1,766,550
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,500	1,862,145
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	8,000	8,629,120
Los Angeles (City of), CA Department of Water & Power, Series 2015 A, Ref. RB	5.00%	07/01/2035	2,500	2,949,450
Los Angeles (City of), CA Department of Water & Power, Series 2019 A, RB	5.25%	07/01/2049	30,025	38,546,996
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	12,360	15,836,497
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	9,000	11,470,140
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	4.00%	06/01/2036	5,000	6,124,600
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2036	10,000	13,269,600
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	4.00%	06/01/2037	3,750	4,571,737
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2037	9,000	11,897,190
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	2,250	2,613,713
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	1,000	1,154,440
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	11,400	13,358,976
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2051	4,400	5,397,832
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	5.00%	07/01/2040	1,610	1,901,265
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	5,000	5,688,550
Manhattan Beach Unified School District, Series 2020 B, GO Bonds	4.00%	09/01/2045	5,635	6,770,396
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	3,000	3,396,210
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2049	7,500	9,726,825
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	2,000	2,273,840
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	1,300	1,551,979
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2047	5,000	5,928,300
Oxnard School District (Election of 2016), Series 2017 A, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2045	10,000	12,072,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Perris Union High School District, Series 2019 A, GO Bonds, (INS - AGM)(c)	4.00%	09/01/2048	$7,500	$8,682,675
Sacramento (County of), CA, Series 2016 A, Ref. RB	5.00%	07/01/2041	2,400	2,818,920
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	2,250	2,627,843
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2020 A, Ref. RB	5.00%	12/01/2050	13,600	18,010,208
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	6,620	7,954,195
San Diego Unified School District, Series 2020 D-2, GO Bonds	5.00%	07/01/2022	4,850	5,278,885
San Diego Unified School District, Series 2020 D-2, GO Bonds	2.00%	07/01/2045	20,000	18,991,600
San Diego Unified School District, Series 2020 M-2, GO Bonds	5.00%	07/01/2022	32,490	35,363,091
San Diego Unified School District, Series 2020 M-2, GO Bonds	4.00%	07/01/2050	20,000	23,732,400
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	5,000	5,711,600
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	14,165	17,405,244
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,255,920
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	17,315	20,161,067
San Francisco Bay Area Rapid Transit District (Election of 2016) (Green Bonds), Series 2017 A, GO Bonds	5.00%	08/01/2047	2,000	2,479,000
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	4,000	4,559,200
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2045	2,000	2,488,860
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	9,500	11,422,420
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2043	1,500	1,872,975
Val Verde Unified School District, Series 2020 A, GO Bonds, (INS - BAM)(c)	4.00%	08/01/2046	700	805,455
Val Verde Unified School District, Series 2020 A, GO Bonds, (INS - BAM)(c)	2.75%	08/01/2049	2,750	2,787,372
Val Verde Unified School District, Series 2020 E, GO Bonds, (INS - BAM)(c)	2.75%	08/01/2046	2,200	2,236,498

				629,104,973

Colorado-2.97%
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2047	2,000	2,327,540
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The)), Series 2017, Ref. RB(a)(b)	5.00%	06/01/2027	1,750	2,269,137
Colorado (State of) Health Facilities Authority (Parkview Medical Center), Series 2020 A, RB	4.00%	09/01/2050	2,800	3,055,416
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2042	1,000	1,153,650
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2044	750	862,545
Denver (City & County of), CO Board of Water Commissioners (Green Bonds), Series 2017 A, RB	5.00%	09/15/2047	5,000	6,171,900
E-470 Public Highway Authority, Series 2020 A, Ref. RB	5.00%	09/01/2040	2,725	3,110,424
Loveland (City of), CO Electric & Communications Enterprise, Series 2019 A, RB	5.00%	12/01/2044	5,000	6,205,800
Weld County School District No. 6 Greeley, Series 2020, GO Bonds	5.00%	12/01/2039	2,750	3,587,485
Weld County School District No. 6 Greeley, Series 2020, GO Bonds	5.00%	12/01/2044	20,000	25,753,000
Weld County School District Re-2, Series 2019, GO Bonds	5.00%	12/01/2044	19,550	25,057,626

				79,554,523

Connecticut-0.77%
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2035	3,745	4,553,471
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2038	4,000	4,951,040
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2040	3,000	3,788,670
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2036	850	1,006,493
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2037	725	855,145
Connecticut (State of), Series 2020 C, GO Bonds	4.00%	06/01/2039	950	1,113,115
Connecticut (State of), Series 2020 C, GO Bonds	3.00%	06/01/2040	2,000	2,078,240
Connecticut (State of), Series 2020 C, GO Bonds	5.00%	06/01/2040	350	444,903
University of Connecticut, Series 2018 A, Special Obligation RB	5.00%	11/15/2043	1,450	1,771,827

				20,562,904

District of Columbia-0.82%
District of Columbia, Series 2011 G, RB(a)(b)	5.00%	12/01/2021	395	418,451
District of Columbia, Series 2011 G, RB	5.00%	12/01/2036	805	846,941
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2036	2,500	3,119,475
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2037	2,000	2,491,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia-(continued)
District of Columbia, Series 2020 A, RB	2.63%	03/01/2045	$6,000	$6,139,680
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 A, Ref. RB	5.00%	10/01/2044	1,500	1,823,970
Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	5,500	7,051,990

				21,892,087

Florida-3.92%
Cape Coral (City of), FL, Series 2011, Ref. RB(a)(b)	5.00%	10/01/2021	200	210,088
Davie (Town of), FL (Nova Southeastern University), Series 2018, Ref. RB	5.00%	04/01/2048	2,000	2,287,480
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	5,000	5,149,750
Florida (State of) Municipal Loan Council, Series 2011 D, RB, (INS - AGM)(c)	5.50%	10/01/2041	1,500	1,577,340
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2048	16,745	20,209,708
JEA Electric System Revenue, Series 2013 C, RB	5.00%	10/01/2037	950	1,032,679
Lakeland (City of), FL (Lakeland Regional Health), Series 2015, RB	5.00%	11/15/2040	1,050	1,175,339
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	2,000	2,323,980
Miami Beach (City of), FL, Series 2019, Ref. GO Bonds	4.00%	05/01/2049	8,250	9,582,127
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	02/01/2040	4,000	4,572,400
Miami-Dade (County of), FL, Series 2010 B, RB, (INS - AGM)(c)	5.00%	10/01/2035	7,000	7,023,660
Miami-Dade (County of), FL, Series 2010, RB(a)(b)	5.00%	10/01/2020	1,000	1,003,930
Miami-Dade (County of), FL, Series 2012 B, Ref. RB	5.00%	10/01/2037	2,215	2,384,514
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	10,000	10,910,000
Miami-Dade (County of), FL Transit System, Series 2012, RB(a)(b)	5.00%	07/01/2022	2,000	2,174,160
North Sumter County Utility Dependent District, Series 2010, RB, (INS - AGM)(c)	5.38%	10/01/2040	2,000	2,008,380
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	11,185	13,958,880
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	2,000	2,408,980
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	5,000	5,989,150
Tampa (City of), FL, Series 2016 A, RB	5.00%	11/15/2046	1,750	2,061,412
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	4.00%	07/01/2045	2,500	2,811,850
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	5.00%	07/01/2050	3,250	3,983,167

				104,838,974

Georgia-0.67%
Atlanta (City of), GA, Series 2018 B, RB	5.00%	11/01/2047	5,000	6,172,350
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2020, Ref. RB	5.00%	04/01/2050	850	1,050,736
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.), Series 2020, RB	4.00%	04/01/2050	1,000	1,142,060
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2017 B, Ref. RB	5.50%	02/15/2042	2,000	2,444,560
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System), Series 2017, RAC	5.00%	08/01/2047	3,000	3,436,800
Municipal Electric Authority of Georgia, Series 2019 A, Ref. RB	5.00%	01/01/2044	1,000	1,232,560
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB	5.00%	05/01/2041	2,000	2,418,300

				17,897,366

Guam-0.44%
Guam (Territory of) Power Authority, Series 2010 A, RB(a)(b)	5.00%	10/01/2020	1,150	1,154,519
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2030	9,835	10,539,088

				11,693,607

Hawaii-0.33%
Hawaii (State of) Department of Budget & Finance, Series 2015 A, Ref. RB	5.00%	07/01/2035	2,000	2,293,060
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2039	4,000	4,748,280
Honolulu (City & County of), HI Wastewater System Revenue, Series 2019 A, RB	5.00%	07/01/2049	1,500	1,907,445

				8,948,785

Illinois-5.29%
Chicago (City of), IL, Series 2008, Ref. RB, (INS - AGM)(c)	5.25%	11/01/2033	440	441,545
Chicago (City of), IL, Series 2012, RB, (INS - AGM)(c)	5.00%	01/01/2037	24,375	25,407,281
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	5.25%	01/01/2042	2,500	3,019,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	4.00%	01/01/2052	$7,000	$7,626,640
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	1,000	1,154,300
Chicago (City of), IL, Series 2019 A, GO Bonds	5.00%	01/01/2044	2,000	2,191,600
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2049	1,500	1,702,320
Chicago (City of), IL (O’Hare International Airport), Series 2015 D, RB	5.00%	01/01/2046	1,250	1,431,025
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2037	2,900	3,345,904
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2039	7,500	8,777,175
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB, (INS - AGM)(c)	4.00%	01/01/2053	16,375	18,193,771
Chicago (City of), IL Board of Education, Series 2016, RB	6.00%	04/01/2046	2,000	2,336,920
Chicago (City of), IL Board of Education, Series 2017 B, Ref. GO Bonds(g)	7.00%	12/01/2042	5,000	6,330,200
Chicago (City of), IL Midway International Airport, Series 2016 B, Ref. RB	5.00%	01/01/2046	6,000	6,729,360
Chicago (City of), IL Transit Authority, Series 2017, RB, (INS - AGM)(c)	5.00%	12/01/2051	10,000	11,508,500
Du Page (County of), IL (Morton Abroretum), Series 2020, Ref. RB	3.00%	05/15/2047	5,000	5,039,150
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2039	1,500	1,754,190
Illinois (State of) Finance Authority (Chicago LLC - University of Chicago), Series 2017 A, RB	5.00%	02/15/2047	1,000	957,560
Illinois (State of) Finance Authority (The Carle Foundation), Series 2011 A, RB, (INS - AGM)(c)	6.00%	08/15/2041	1,000	1,042,940
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2050	1,500	1,647,285
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2055	1,450	1,572,641
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	6,037,750
Regional Transportation Authority, Series 2000, RB, (INS - NATL)(c)	6.50%	07/01/2030	1,815	2,491,305
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	10,000	11,456,300
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2038	1,000	1,085,780
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2039	500	541,190
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(c)	5.00%	01/01/2037	1,750	2,115,505
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(c)	4.00%	01/01/2040	2,000	2,201,140
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	3,000	3,481,410

				141,619,887

Indiana-0.84%
Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Senior Credit Group), Series 2006, Ref. RB	5.00%	11/15/2046	3,000	3,564,630
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2044	5,000	6,247,200
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	9,000	11,176,650
Northern Indiana Commuter Transportation District, Series 2016, RB	5.00%	07/01/2041	1,250	1,463,663

				22,452,143

Kansas-0.20%
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2035	2,000	2,392,560
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2040	1,000	1,169,320
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2045	1,500	1,741,665

				5,303,545

Kentucky-0.08%
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2045	1,000	1,177,460
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2047	1,000	1,064,380

				2,241,840

Louisiana-1.24%
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2042	2,000	2,330,920
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2047	2,000	2,326,920
Jefferson (Parish of), LA Sales Tax District, Series 2019 B, RB, (INS - AGM)(c)	5.00%	12/01/2042	2,750	3,300,467
Lafayette (City of), LA Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc. - Housing & Parking), Series 2010, RB(a)(b)	5.50%	10/01/2020	1,000	1,004,290
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS Act 360), Series 2014, RB	5.00%	10/01/2039	2,000	2,236,440
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS - AGM)(c)	5.00%	10/01/2048	3,500	4,029,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation), Series 2017 A, Ref. RB	5.00%	10/01/2041	$3,285	$3,887,436
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(c)	3.00%	06/01/2050	6,500	6,667,180
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System), Series 2018 A, RB, (INS - AGM)(c)	5.00%	10/01/2048	5,000	5,872,650
Shreveport (City of), LA, Series 2019 B, RB, (INS - AGM)(c)	4.00%	12/01/2049	1,250	1,423,563

				33,079,626

Maine-0.08%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2020 A, RB	4.00%	07/01/2050	2,000	2,275,180

Maryland-1.32%
Baltimore (City of), MD, Series 2017, Ref. RB	5.00%	09/01/2042	500	442,755
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2039	1,000	888,880
Baltimore (City of), MD (Water), Series 2017 A, RB	5.00%	07/01/2046	9,510	11,126,890
Maryland (State of) Transportation Authority (Transportation Facilities), Series 2020, RB	4.00%	07/01/2050	17,500	20,526,100
Maryland Stadium Authority (Baltimore City Public Schools), Series 2016, RB(a)(b)	5.00%	05/01/2026	1,900	2,397,477

				35,382,102

Massachusetts-6.17%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2036	4,000	4,789,320
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2041	7,150	8,139,775
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2046	5,000	5,665,500
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	4.00%	12/01/2044	2,900	3,268,880
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2042	4,210	5,143,062
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	5,000	6,181,000
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2041	10,000	12,413,000
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.25%	01/01/2044	10,675	13,740,540
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2049	5,000	6,255,800
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.25%	06/01/2043	5,000	6,327,800
Massachusetts (Commonwealth of) (Rail Enhancement Program), Series 2015 A, RB	5.00%	06/01/2045	3,000	3,502,560
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2045	1,500	1,720,965
Massachusetts (State of) Bay Transportation Authority, Series 2015 A, RB	5.00%	07/01/2040	7,145	8,401,806
Massachusetts (State of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2050	15,380	18,935,702
Massachusetts (State of) Development Finance Agency (Boston University), Series 2013 X, RB	5.00%	10/01/2048	875	961,800
Massachusetts (State of) Development Finance Agency (Boston University), Series 2016 BB1, RB	5.00%	10/01/2046	4,500	5,283,360
Massachusetts (State of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2041	2,665	3,124,579
Massachusetts (State of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2046	2,000	2,328,740
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	3.00%	10/01/2045	3,500	3,588,515
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	8,770	10,514,528
Massachusetts (State of) School Building Authority, Series 2016 A, RB	5.00%	11/15/2045	3,410	4,068,471
Massachusetts (State of) School Building Authority, Series 2019 A, RB	5.00%	02/15/2049	5,000	5,898,700
Massachusetts (State of) Water Resources Authority, Series 2018 B, RB	5.00%	08/01/2043	5,000	6,306,500
Massachusetts (State of) Water Resources Authority (Green Bonds), Series 2016 B, Ref. RB	5.00%	08/01/2040	10,000	12,233,400
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2050	5,000	6,287,350

				165,081,653

Michigan-0.78%
Detroit (City of), MI Water and Sewerage Department, Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	5,000	5,440,250
Michigan (State of) Hospital Finance Authority (Ascension Health), Series 2010, Ref. RB	5.00%	11/15/2047	3,000	3,780,480
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2044	1,250	1,558,550
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2042	2,000	2,447,480
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2047	3,100	3,767,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	$2,500	$3,181,950
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport), Series 2015 D, RB	5.00%	12/01/2040	500	578,240

				20,754,597

Minnesota-0.04%
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB	5.00%	05/01/2047	1,000	1,067,820

Missouri-0.42%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health), Series 2017 A, Ref. RB	5.00%	03/01/2036	1,000	1,084,360
Kansas City (City of), MO (Downtown Arena), Series 2016 E, Ref. RB	5.00%	04/01/2040	2,190	2,510,485
Metropolitan St. Louis Sewer District, Series 2016 C, RB	5.00%	05/01/2046	1,000	1,201,840
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	750	919,275
Missouri (State of) Health & Educational Facilities Authority (Mosaic Health System), Series 2019A, Ref. RB	4.00%	02/15/2049	5,000	5,608,850

				11,324,810

Montana-0.10%
Missoula (City of), MT, Series 2019 A, RB	4.00%	07/01/2044	2,400	2,760,264

Nebraska-0.05%
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2042	1,000	1,247,230

Nevada-0.70%
Clark (County of), NV Department of Aviation, Series 2015 A, Ref. RB	5.00%	07/01/2040	5,000	5,767,050
Clark (County of), NV Department of Aviation, Series 2017 A-2, Ref. RB	5.00%	07/01/2040	9,335	11,195,559
Las Vegas Valley Water District, Series 2012 B, GO Bonds	5.00%	06/01/2042	1,650	1,763,140

				18,725,749

New Jersey-0.54%
New Jersey (State of) Economic Development Authority (State House), Series 2017 B, RB	5.00%	06/15/2043	1,000	1,158,790
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	3.00%	07/01/2050	1,000	973,240
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	4.00%	07/01/2050	2,800	3,039,568
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health), Series 2011 A, Ref. RB(a)(b)	5.63%	07/01/2021	500	522,240
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System), Series 2016 A, Ref. RB	5.00%	07/01/2039	1,000	1,179,330
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital), Series 2015 A, RB, (INS - AGM)(c)	5.00%	07/01/2046	3,000	3,353,850
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	1,000	1,200,630
Newark (City of), NJ Housing Authority, Series 2016, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2038	2,500	2,982,700

				14,410,348

New Mexico-0.06%
Albuquerque (City of), NM, Series 2020, RB	5.00%	07/01/2046	1,335	1,699,562

New York-21.69%
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2045	9,000	9,372,060
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2050	3,750	3,880,837
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	4.00%	04/01/2050	3,000	3,448,380
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	5,000	5,157,750
Erie (County of), NY, Series 2020, GO Notes	3.00%	06/24/2021	5,000	5,105,900
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	5,000	5,943,150
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	2,305	2,526,879
Long Island (City of), NY Power Authority, Series 2012 A, RB	5.00%	09/01/2037	4,630	4,974,102
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2039	2,500	2,873,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2042	$1,300	$1,578,148
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	1,000	1,206,610
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	13,190	13,689,505
Metropolitan Transportation Authority, Series 2012 E, RB, (INS - AGM)(c)	5.00%	11/15/2042	1,510	1,601,476
Metropolitan Transportation Authority, Series 2015 C-1, Ref. RB	5.00%	11/15/2035	5,000	5,390,500
Metropolitan Transportation Authority (Green Bonds), Series 2016 B-1, RB	5.00%	11/15/2046	2,350	2,692,512
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB	5.00%	11/15/2052	7,025	7,685,069
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(c)	4.00%	11/15/2049	9,000	9,887,940
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	4.00%	11/15/2051	2,900	2,913,050
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB, (INS - AGM)(c)	4.00%	11/15/2050	5,000	5,596,750
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	6,000	6,753,960
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	2,000	2,314,980
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	2,000	2,101,000
Nassau (County of), NY, Series 2019 B, GO Bonds, (INS - AGM)(c)	5.00%	04/01/2049	5,000	6,271,000
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2039	6,000	6,813,180
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2041	4,460	5,204,998
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2045	3,500	4,019,645
New York & New Jersey (States of) Port Authority, Series 2017 200, Ref. RB	5.25%	10/15/2057	2,400	2,861,568
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	6,590	7,979,304
New York & New Jersey (States of) Port Authority, Series 2020, Ref. RB	4.00%	07/15/2040	2,000	2,356,920
New York (City of), NY, Series 2017 B-1, GO Bonds	5.00%	12/01/2041	4,955	5,927,964
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2038	6,500	8,165,755
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2038	6,250	7,933,562
New York (City of), NY, Subseries 2010 G-4, VRD GO Bonds, (CEP - Barclays Bank PLC)(d)	0.07%	03/01/2039	29,975	29,975,000
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, (INS - AGC)(c)	6.50%	01/01/2046	500	502,435
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2009, RB, (INS - AGC)(c)	7.00%	03/01/2049	3,000	3,016,620
New York (City of), NY Municipal Water Finance Authority, Series 2012 BB, RB	5.00%	06/15/2044	3,295	3,482,024
New York (City of), NY Municipal Water Finance Authority, Series 2013 BB, RB	5.00%	06/15/2047	9,640	10,571,128
New York (City of), NY Municipal Water Finance Authority, Series 2013 EE, RB	5.00%	06/15/2047	500	557,780
New York (City of), NY Municipal Water Finance Authority, Series 2015 EE, Ref. RB	5.00%	06/15/2036	600	692,622
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.00%	06/15/2037	5,750	7,166,110
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	5.00%	06/15/2049	10,000	12,757,900
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC-1, RB	5.00%	06/15/2044	5,000	6,419,600
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2012 CC, Ref. RB(a)(b)	5.00%	12/15/2021	1,535	1,629,387
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2012 CC, Ref. RB	5.00%	06/15/2045	8,670	9,160,982
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2019 FF, RB	4.00%	06/15/2049	2,500	2,886,500
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2019 FF, RB	5.00%	06/15/2049	6,165	7,780,600
New York (City of), NY Transitional Finance Authority, Series 2011 S-1, RB	5.25%	07/15/2037	4,200	4,363,464
New York (City of), NY Transitional Finance Authority, Series 2015 A-1, RB	5.00%	08/01/2035	2,000	2,312,820
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	08/01/2042	4,330	4,974,824
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	3,000	3,474,990
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	4.00%	08/01/2041	1,850	2,053,925
New York (City of), NY Transitional Finance Authority, Series 2019 S-3A, Ref. RB	5.00%	07/15/2037	1,000	1,236,920
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	10,000	11,540,200
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2037	9,000	9,716,580
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	4.00%	11/01/2038	3,000	3,559,830
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2039	4,000	4,288,760
New York (City of), NY Water & Sewer System, Series 2020 GG-1, RB	5.00%	06/15/2048	32,500	41,631,850
New York (State of) Dormitory Authority, Series 2011 C, RB	5.00%	03/15/2041	4,000	4,089,920
New York (State of) Dormitory Authority, Series 2012 A, RB(a)(b)	5.00%	07/01/2022	5,000	5,437,350
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	4,500	4,768,245
New York (State of) Dormitory Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2023	5,000	5,670,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2014 E, Ref. RB	5.00%	02/15/2044	$1,905	$2,193,741
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB(a)(b)	5.00%	03/15/2025	5	6,048
New York (State of) Dormitory Authority, Series 2015 A, Ref. RB	5.00%	03/15/2035	7,525	8,803,046
New York (State of) Dormitory Authority, Series 2020 A, RB	3.00%	07/01/2048	4,000	4,142,040
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2053	4,000	4,498,200
New York (State of) Dormitory Authority, Series 2020 B, RN	5.00%	03/31/2021	25,000	25,705,250
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	500	604,370
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	5,000	6,342,850
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	10,000	13,072,000
New York (State of) Dormitory Authority (Fordham University), Series 2016 A, Ref. RB	5.00%	07/01/2041	750	876,398
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	2,000	2,279,060
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	5,000	6,220,550
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2035	3,000	3,453,090
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	3,235	3,676,933
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB	3.00%	02/01/2050	2,000	2,089,680
New York (State of) Dormitory Authority (Montefiore Obligated Group), Series 2020 A, Ref. RB, (INS - AGM)(c)	3.00%	09/01/2050	30,325	31,365,147
New York (State of) Dormitory Authority (New School (The)), Series 2015 A, Ref. RB	5.00%	07/01/2045	3,500	3,849,405
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,124,570
New York (State of) Dormitory Authority (New York University), Series 2012 A, RB(a)(b)	5.00%	07/01/2022	1,200	1,304,964
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2035	2,350	2,800,777
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2042	7,000	8,747,410
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group), Series 2015 A, Ref. RB	5.00%	05/01/2036	2,440	2,771,938
New York (State of) Dormitory Authority (State University of New York), Series 2015 B, Ref. RB	5.00%	07/01/2045	6,325	7,235,231
New York (State of) Dormitory Authority (State University of New York), Series 2019 A, RB	4.00%	07/01/2049	1,000	1,130,240
New York (State of) Power Authority, Series 2020 A, Ref. RB	3.25%	11/15/2060	3,620	3,788,801
New York (State of) Thruway Authority, Series 2016 A, RB	5.25%	01/01/2056	4,000	4,601,600
New York (State of) Thruway Authority, Series 2019 B, RB, (INS - AGM)(c)	4.00%	01/01/2040	5,000	5,866,200
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	2,000	2,199,140
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	3,000	3,286,320
New York Liberty Development Corp., Series 2019, Ref. RB	2.80%	09/15/2069	1,500	1,442,910
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2045	2,000	2,356,800
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2049	5,500	6,451,555
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2043	1,000	1,096,240
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	7,000	8,961,890
New York State Urban Development Corp., Series 2020 A, RB	3.00%	03/15/2050	12,000	12,709,200
New York State Urban Development Corp., Series 2020, Ref. RB	3.00%	03/15/2040	1,000	1,081,380
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2040	525	613,069
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	4,000	4,708,280
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	3,000	3,518,760
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,500	1,813,680
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	1,500	1,889,355

				580,625,338

North Carolina-0.77%
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2017 A, RB	5.00%	07/01/2047	2,000	2,375,920
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2019 A, RB	5.00%	07/01/2049	11,750	14,464,603
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	3,000	3,705,270

				20,545,793

Ohio-1.76%
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	2,000	2,346,440
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2046	2,000	2,324,920
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center), Series 2019, RB	5.00%	12/01/2051	1,000	961,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Hamilton (County of), OH (Christ Hospital), Series 2012, RB(a)(b)	5.00%	06/01/2022	$4,400	$4,765,728
Miami University, Series 2020 A, Ref. RB	4.00%	09/01/2045	3,500	4,090,030
North Royalton City School District, Series 2017, GO Bonds	5.00%	12/01/2047	5,000	5,825,500
Ohio (State of) Higher Educational Facility Commission (Summa Health System-2010), Series 2010, RB, (INS - AGM)(c)	5.25%	11/15/2035	1,000	1,002,740
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	10,000	12,936,100
Ohio State University (The), Series 2014 A, RB	5.00%	12/01/2039	11,100	12,995,103

				47,247,881

Oklahoma-0.53%
Grand River Dam Authority, Series 2014 A, RB	5.00%	06/01/2039	3,500	3,976,525
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,888,250
Oklahoma (State of) Turnpike Authority, Series 2017 C, RB	5.00%	01/01/2047	1,660	1,973,989
Oklahoma (State of) Turnpike Authority, Series 2018 A, RB	5.00%	01/01/2043	2,000	2,397,200

				14,235,964

Oregon-1.68%
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(c)	4.00%	08/15/2045	7,000	8,080,730
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	15,000	15,443,400
Oregon (State of) (Article XI-G OHSU), Series 2017 H, GO Bonds	5.00%	08/01/2042	5,000	6,176,050
Oregon (State of) (Article XI-Q State), Series 2017 A, GO Bonds	5.00%	05/01/2042	2,500	3,069,175
Oregon (State of) Facilities Authority (Reed College), Series 2017, Ref. RB	5.00%	07/01/2047	1,000	1,204,230
University of Oregon, Series 2015 A, RB	5.00%	04/01/2045	7,515	8,577,771
University of Oregon, Series 2020 A, RB	5.00%	04/01/2050	2,000	2,533,420

				45,084,776

Pennsylvania-2.67%
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2045	3,875	4,626,595
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2049	5,000	5,939,600
Berks (County of), PA Industrial Development Authority (Tower Health), Series 2017, Ref. RB	3.75%	11/01/2042	1,000	967,110
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2042	1,000	1,218,150
Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	5.00%	04/01/2050	2,500	3,092,825
Lackawanna (County of), PA, Series 2010 B, GO Bonds, (INS - AGM)(c)	5.00%	09/01/2035	745	745,000
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2046	1,500	1,763,490
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	250	301,703
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 B, RB	5.25%	12/01/2048	5,000	6,125,150
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania), Series 2017 A, RB	5.00%	08/15/2046	2,000	2,380,440
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2018 A, RB	5.00%	02/15/2048	1,410	1,710,823
Pennsylvania (State of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	1,985	2,193,782
Pennsylvania (State of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	6,815	7,548,090
Pennsylvania (State of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	15,000	16,931,850
Philadelphia (City of), PA, Series 2010 A, RB, (INS - AGM)(c)	5.00%	06/15/2035	600	603,804
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	1,500	1,922,640
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2050	2,400	3,035,976
Philadelphia (City of), PA (Philadelphia Gas Works Co.), Series 2017 15, Ref. RB	5.00%	08/01/2047	7,000	8,014,440
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	1,950	2,264,886

				71,386,354

Puerto Rico-0.45%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS - AGM)(c)	5.00%	07/01/2031	500	502,810
Puerto Rico (Commonwealth of), Series 2012 A, Ref. GO Bonds, (INS - AGM)(c)	5.00%	07/01/2035	7,150	7,459,380
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2008 A, RB, (INS - AGC)(c)	5.13%	07/01/2047	4,050	4,051,013

				12,013,203

Rhode Island-0.09%
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	2,000	2,298,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-0.97%
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	$4,660	$5,113,418
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2039	2,000	2,267,860
South Carolina (State of) Public Service Authority, Series 2015 E, RB	5.25%	12/01/2055	2,500	2,902,700
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2035	6,250	7,396,688
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2037	7,000	8,243,550

				25,924,216

Tennessee-0.67%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2016, RB	5.00%	07/01/2040	3,000	3,468,420
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2017 A, RB	4.00%	07/01/2047	1,250	1,352,500
Metropolitan Nashville Airport Authority (The), Series 2015 A, RB	5.00%	07/01/2045	1,500	1,713,630
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2035	2,000	2,332,520
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	2,750	3,150,345
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	5.00%	07/01/2048	2,000	2,320,500
Tennessee (State of) School Bond Authority, Series 2017, RB	5.00%	11/01/2047	3,000	3,662,430

				18,000,345

Texas-10.95%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2041	1,000	1,231,030
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	1,000	1,223,640
Austin (City of), TX, Series 2019 B, RB	5.00%	11/15/2049	15,000	19,166,700
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2040	1,250	1,444,213
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2046	700	803,516
Clifton Higher Education Finance Corp. (Idea Public Schools), Series 2017, Ref. RB, (CEP - Texas Permanent School Fund)	4.00%	08/15/2042	8,500	9,676,570
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	6,000	7,419,300
Dallas (City of), TX, Series 2020 C, Ref. RB	5.00%	10/01/2045	11,000	14,467,200
Dallas (City of), TX (Civic Center Convention Complex), Series 2009, Ref. RB, (INS - AGC)(c)	5.25%	08/15/2034	2,500	2,509,425
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB	5.00%	12/01/2046	5,540	6,614,926
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2043	10,000	12,295,600
Harris County-Houston Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2053	3,950	4,124,116
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2043	3,500	4,194,330
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	3,500	4,587,625
Houston (City of), TX, Series 2020 C, Ref. RB	3.00%	11/15/2047	7,000	7,501,340
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2049	3,000	3,562,530
Hutto (City of), TX, Series 2017, GO Bonds, (INS - AGM)(c)	5.00%	08/01/2057	10,000	11,863,900
Lamar Consolidated Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	5,000	6,047,300
Lamar Consolidated Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	5,000	5,993,600
Leander Independent School District, Series 2020 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	10,000	12,119,100
Lower Colorado River Authority, Series 2012 A, Ref. RB	5.00%	05/15/2039	1,900	2,027,357
Lower Colorado River Authority, Series 2013, Ref. RB	5.00%	05/15/2039	1,000	1,102,020
Lower Colorado River Authority, Series 2015, Ref. RB	5.00%	05/15/2040	500	581,145
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2044	2,000	2,396,560
Mesquite Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	5,000	6,233,700
Mesquite Independent School District, Series 2020 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	4,000	4,790,760
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2046	1,000	978,630
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2051	1,000	943,040
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC-Texas A&M University), Series 2014 A, RB, (INS - AGM)(c)	5.00%	04/01/2046	1,250	1,349,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
North Fort Bend Water Authority, Series 2011, RB, (INS - AGM)(c)	5.00%	12/15/2036	$2,500	$2,644,575
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2040	2,500	2,707,250
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	1,800	2,113,326
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2048	11,270	13,621,485
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2048	5,000	5,967,850
Prosper Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	1,000	1,223,180
Prosper Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	6,500	8,240,895
Richardson Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	2,285	2,737,476
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	2,045	2,473,857
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	10,000	12,332,200
San Antonio (City of), TX, Series 2020, RB	5.00%	02/01/2049	4,000	5,140,280
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2043	2,500	3,140,200
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	10,000	12,839,500
San Antonio (City of), TX Water System, Series 2020 C, RB	5.00%	05/15/2046	5,000	6,457,950
San Jacinto College District, Series 2019 A, GO Bonds	5.00%	02/15/2049	2,000	2,455,800
San Jacinto River Authority (Groundwater Reduction Plan Division), Series 2011, RB, (INS - AGM)(c)	5.00%	10/01/2037	1,000	1,003,660
Sherman Independent School District, Series 2018 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2045	6,785	8,389,245
Socorro Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2044	4,000	4,704,680
Spring Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	2,000	2,460,080
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	5.00%	11/15/2045	750	863,955
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	3,280	3,910,646
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2042	2,500	2,793,975
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	3,910	4,712,606
Texas (State of) Water Development Board, Series 2016, RB	5.00%	10/15/2046	1,000	1,231,180
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	4,975	6,210,889
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	10,000	12,645,900
Ysleta Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	2,500	3,014,100

				293,285,551

Utah-0.40%
Salt Lake City Corp., Series 2017 B, RB	5.00%	07/01/2042	2,000	2,383,520
Salt Lake City Corp., Series 2017 B, RB	5.00%	07/01/2047	4,000	4,735,040
Salt Lake City Corp., Series 2018 B, RB	5.00%	07/01/2048	3,000	3,611,070

				10,729,630

Virginia-0.27%
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB	5.00%	07/01/2051	3,395	3,845,109
Lynchburg Economic Development Authority, Series 2017 A, Ref. RB	5.00%	01/01/2047	1,000	1,136,560
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	4.00%	05/15/2036	2,000	2,337,560

				7,319,229

Washington-2.01%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2041	6,500	7,937,865
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2046	3,000	4,687,440
King & Snohomish Counties School District No. 417 Northshore, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	2,000	2,552,980
King (County of), WA, Series 2016 B, Ref. RB(a)(b)	5.00%	07/01/2023	14,695	16,680,441
Snohomish (County of) Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2040	1,000	1,203,070
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2038	5,000	6,188,650
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2041	4,855	5,969,951
Washington (State of) (SR 520 Corridor Program –Toll Revenue), Series 2011 C, GO Bonds(a)	5.00%	06/01/2041	1,340	1,385,935
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2055	3,000	3,731,790
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	4.00%	08/15/2042	1,000	1,047,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco National AMT-Free Municipal Bond ETF (PZA)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-(continued)
Washington (State of) Higher Education Facilities Authority (Seattle University), Series 2020, RB	4.00%	05/01/2045	$1,000	$1,105,120
Washington (State of) Higher Education Facilities Authority (Seattle University), Series 2020, RB	4.00%	05/01/2050	1,200	1,317,192

				53,807,534

Wisconsin-0.28%
Public Finance Authority (KU Campus Development Corp. - Central District Development), Series 2016, RB	5.00%	03/01/2041	5,000	5,750,500
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group), Series 2015, Ref. RB	5.00%	08/15/2039	1,500	1,674,705

				7,425,205

TOTAL INVESTMENTS IN SECURITIES(h)-98.67% (Cost $2,513,048,877)				2,641,602,361
OTHER ASSETS LESS LIABILITIES-1.33%				35,550,913

NET ASSETS-100.00%				$2,677,153,274

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
NATL	-National Public Finance Guarantee Corp.
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
RN	-Revenue Notes
VRD	-Variable Rate Demand
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2020.

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Security subject to crossover refunding.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2020 represented less than 1% of the Fund’s Net Assets.

(h)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	11.59%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco New York AMT-Free Municipal Bond ETF (PZT)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.66%
Guam-1.08%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(a)	5.00%	10/01/2030	$1,000	$1,071,590

New York-95.58%
Battery Park (City of), NY Authority, Series 2019, RB	4.00%	11/01/2044	1,000	1,180,110
Battery Park (City of), NY Authority, Series 2019, RB	5.00%	11/01/2049	2,500	3,213,825
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB	5.00%	07/15/2042	2,000	2,175,820
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	1,031,550
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	5.00%	07/01/2046	500	567,245
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	534,884
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	2,000	2,294,520
Metropolitan Transportation Authority (Green Bonds), Series 2016 A1, RB	5.25%	11/15/2056	1,000	1,080,010
Metropolitan Transportation Authority (Green Bonds), Series 2016 B-1, RB	5.00%	11/15/2046	1,500	1,718,625
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(a)	4.00%	11/15/2049	1,000	1,098,660
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	1,000	1,125,660
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	1,000	1,157,490
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	1,240	1,302,620
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,168,560
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	1,500	1,816,230
New York (City of), NY, Series 2017 A-1, GO Bonds	5.00%	08/01/2038	500	596,695
New York (City of), NY, Series 2017 B-1, GO Bonds	4.00%	12/01/2043	2,000	2,239,040
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2038	1,000	1,221,260
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2039	2,000	2,505,340
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2009, RB, (INS - AGC)(a)	6.50%	01/01/2046	2,500	2,512,175
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2009, RB, (INS - AGC)(a)	7.00%	03/01/2049	2,000	2,011,080
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.25%	06/15/2037	1,000	1,264,750
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	3.63%	06/15/2048	2,000	2,178,480
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	4.00%	06/15/2049	1,000	1,162,590
New York (City of), NY Transitional Finance Authority, Series 2015 S-2, RB	5.00%	07/15/2035	1,000	1,185,300
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	1,000	1,182,050
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	1,500	1,784,295
New York (City of), NY Transitional Finance Authority, Series 2018 B-1, RB	5.00%	08/01/2045	1,000	1,198,640
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	4.00%	07/15/2046	1,000	1,130,430
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2037	1,000	1,236,920
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2042	2,000	2,295,380
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	1,200	1,271,532
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2038	1,000	1,203,790
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	4.00%	02/15/2044	5,000	5,623,900
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2043	1,000	1,222,520
New York (State of) Dormitory Authority (Catholic Health System Obligated Group), Series 2019 A, Ref. RB	4.00%	07/01/2045	500	544,735
New York (State of) Dormitory Authority (Columbia University), Series 2017 A, RB	5.00%	10/01/2047	1,000	1,630,510
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	1,000	1,139,530
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2035	2,000	2,302,060
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB	3.00%	02/01/2050	1,110	1,159,772
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,124,570
New York (State of) Dormitory Authority (New York University), Series 2001-1, RB, (INS - AMBAC)(a)	5.50%	07/01/2040	1,500	2,187,135
New York (State of) Dormitory Authority (NYU Hospitals Center), Series 2014, Ref. RB	5.00%	07/01/2034	1,500	1,683,225
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds), Series 2019 B, RB	5.00%	07/01/2050	2,000	2,526,160
New York (State of) Dormitory Authority (State University of New York), Series 2019 A, RB	4.00%	07/01/2049	1,785	2,017,478
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	1,000	1,147,340
New York (State of) Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2041	1,500	1,696,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco New York AMT-Free Municipal Bond ETF (PZT)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	$1,885	$2,072,690
New York Liberty Development Corp. (4 World Trade Center), Series 2011, Ref. RB	5.00%	11/15/2044	2,000	2,095,760
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2041	1,000	1,210,730
New York State Urban Development Corp., Series 2019 A, Ref. RB	4.00%	03/15/2044	2,000	2,299,460
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,280,270
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2043	2,500	3,186,500
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	1,470	1,724,192
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2037	1,000	1,212,680
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,000	1,209,120
Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2038	2,000	2,515,960

				94,458,293

TOTAL INVESTMENTS IN SECURITIES(b)-96.66% (Cost $90,174,567)				95,529,883
OTHER ASSETS LESS LIABILITIES-3.34%				3,298,878

NET ASSETS-100.00%				$98,828,761

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Preferred ETF (PGX)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.59%
Automobiles-1.08%
Ford Motor Co.
Pfd., 6.00%	1,408,429	$34,717,775
Pfd., 6.20%	1,319,651	32,780,131

		67,497,906

Banks-33.04%
Associated Banc-Corp., Series E, Pfd., 5.88%	175,562	4,798,109
BancorpSouth Bank, Series A, Pfd., 5.50%	259,675	6,816,469
Bank of America Corp.
Series LL, Pfd., 5.00%(b)	2,540,127	67,973,798
Series KK, Pfd., 5.38%(b)	2,863,685	77,720,411
Series HH, Pfd., 5.88%	1,820,022	49,814,002
Series EE, Pfd., 6.00%	1,626,830	42,834,434
Series GG, Pfd., 6.00%	2,623,588	72,699,623
Series CC, Pfd., 6.20%(b)	2,029,880	52,675,386
BOK Financial Corp., Pfd., 5.38%(b)	261,161	6,892,039
CIT Group, Inc., Series B, Pfd., 5.63%	336,868	7,872,605
Citigroup, Inc.
Series S, Pfd., 6.30%	1,772,195	45,598,577
Series K, Pfd., 6.88%(b)(c)	3,626,949	102,570,118
Series J, Pfd., 7.13%(b)(c)	450,350	12,871,003
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%(b)	784,128	19,712,978
Series D, Pfd., 6.35%(c)	532,908	14,356,541
Commerce Bancshares, Inc., Series B, Pfd., 6.00%	283,390	7,084,750
Dime Community Bancshares, Inc., Series A, Pfd., 5.50%	180,480	4,087,872
Fifth Third Bancorp
Series K, Pfd., 4.95%(b)	444,825	11,859,034
Series A, Pfd., 6.00%	200,714	5,399,207
Series I, Pfd., 6.63%(b)(c)	908,506	25,574,444
First Citizens BancShares, Inc., Series A, Pfd., 5.38%	570,028	15,008,837
First Horizon National Corp.
Series D, Pfd., 6.10%(b)(c)	173,169	4,614,954
Series A, Pfd., 6.20%(b)	177,198	4,738,275
Pfd., 6.50%(b)	251,941	6,754,538
First Midwest Bancorp, Inc.
Series A, Pfd., 7.00%(b)	24,860	655,310
Series C, Pfd., 7.00%	44,712	1,170,113
First Republic Bank
Series J, Pfd., 4.70%(b)	617,381	16,249,468
Series H, Pfd., 5.13%	345,150	9,094,702
Series G, Pfd., 5.50%(b)	295,738	7,659,614
Series I, Pfd., 5.50%(b)	555,398	15,190,135
Series F, Pfd., 5.70%(b)	258,539	6,561,720
Hancock Whitney Corp.
Pfd., 5.95%	288,439	7,447,495
Pfd., 6.25%(b)	319,398	8,387,391
Huntington Bancshares, Inc.
Series C, Pfd., 5.88%(b)	194,905	5,229,301
Series D, Pfd., 6.25%	1,038,832	26,646,041

	Shares	Value
Banks-(continued)
JPMorgan Chase & Co.
Series GG, Pfd., 4.75%(b)	1,549,874	$41,257,646
Series DD, Pfd., 5.75%	3,004,234	82,225,885
Series EE, Pfd., 6.00%	2,622,391	73,033,589
Series AA, Pfd., 6.10%(b)	2,420,062	61,735,782
Series BB, Pfd., 6.15%(b)	2,241,365	57,939,285
KeyCorp
Series G, Pfd., 5.63%(b)	738,875	20,429,894
Series F, Pfd., 5.65%	722,000	19,075,240
Series E, Pfd., 6.13%(b)(c)	906,379	26,955,711
People’s United Financial, Inc., Series A, Pfd., 5.63%(c)	485,781	12,921,775
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(c)	3,178,285	84,351,684
Regions Financial Corp.
Series C, Pfd., 5.70%(b)(c)	838,294	22,759,682
Series A, Pfd., 6.38%(b)	928,484	23,676,342
Series B, Pfd., 6.38%(c)	897,660	24,730,533
SVB Financial Group, Series A, Pfd., 5.25%(b)	603,732	15,805,704
Synovus Financial Corp.
Series E, Pfd., 5.88%(b)(c)	650,449	16,241,712
Series D, Pfd., 6.30%(c)	380,438	9,902,801
TCF Financial Corp., Series C, Pfd., 5.70%	350,535	9,078,856
Texas Capital Bancshares, Inc., Series A, Pfd., 6.50%(b)	474,804	12,202,463
Truist Financial Corp.
Series R, Pfd., 4.75%	1,523,148	40,256,802
Series G, Pfd., 5.20%(b)	52,022	1,318,237
Series O, Pfd., 5.25%(b)	373,423	10,306,475
Series H, Pfd., 5.63%(b)	842,874	22,032,726
U.S. Bancorp
Pfd., 5.15%(b)	884,418	23,003,712
Series K, Pfd., 5.50%	1,146,817	32,110,876
Series F, Pfd., 6.50%(b)(c)	1,784,471	48,055,804
Valley National Bancorp
Series B, Pfd., 5.50%(c)	183,560	4,480,700
Series A, Pfd., 6.25%(c)	234,271	6,533,818
Webster Financial Corp., Series F, Pfd., 5.25%(b)	287,775	7,617,404
Wells Fargo & Co.
Series Z, Pfd., 4.75%(b)	3,469,645	86,012,500
Series O, Pfd., 5.13%(b)	1,004,307	25,559,613
Pfd., 5.20%(b)	1,067,752	27,281,064
Series X, Pfd., 5.50%(b)	2,112,255	55,256,591
Series Y, Pfd., 5.63%(b)	1,511,145	40,559,132
Series W, Pfd., 5.70%	1,899,531	48,646,989
Series Q, Pfd., 5.85%(c)	3,190,612	83,243,067
Series T, Pfd., 6.00%(b)	214,910	5,568,318
Series V, Pfd., 6.00%	1,713,512	43,488,935
Series R, Pfd., 6.63%(c)	1,563,020	43,092,461
Wintrust Financial Corp.
Series D, Pfd., 6.50%(b)(c)	218,318	5,685,001
Series E, Pfd., 6.88%(c)	502,670	13,365,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Preferred ETF (PGX)—(continued)

August 31, 2020

	Shares	Value
Banks-(continued)
Zions Bancorporation N.A
Series H, Pfd., 5.75%(b)	226,310	$5,829,746
Series G, Pfd., 6.30%(c)	22,000	595,100

		2,068,844,944

Capital Markets-10.61%
Affiliated Managers Group, Inc., Pfd., 5.88%(b)	529,867	14,544,849
Apollo Global Management, Inc.
Series A, Pfd., 6.38%(b)	491,572	13,208,540
Series B, Pfd., 6.38%(b)	541,564	14,714,294
Ares Management Corp., Series A, Pfd., 7.00%	605,651	15,880,169
Bank of New York Mellon Corp. (The), Pfd., 5.20%	1,040,595	26,805,727
Brightsphere Investment Group, Inc., Pfd., 5.13%	224,669	5,650,425
Charles Schwab Corp. (The)
Series D, Pfd., 5.95%	1,298,476	33,903,208
Series C, Pfd., 6.00%(b)	1,024,649	26,087,564
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(c)	1,774,464	48,052,485
Series N, Pfd., 6.30%	1,176,744	30,736,553
Series K, Pfd., 6.38%(c)	1,218,139	33,961,715
KKR & Co., Inc.
Series B, Pfd., 6.50%(b)	299,971	8,210,206
Series A, Pfd., 6.75%(b)	653,440	17,303,091
Legg Mason, Inc.
Pfd., 5.45%(b)	836,890	21,633,606
Pfd., 6.38%(b)	412,844	10,614,219
Morgan Stanley
Series L, Pfd., 4.88%(b)	848,401	22,287,494
Series K, Pfd., 5.85%(c)	1,742,640	49,212,154
Series I, Pfd., 6.38%(c)	1,920,157	54,167,629
Series F, Pfd., 6.88%(c)	1,106,846	31,224,126
Series E, Pfd., 7.13%(b)(c)	1,464,596	42,238,949
Northern Trust Corp., Series E, Pfd., 4.70%(b)	683,751	18,768,965
Oaktree Capital Group LLC
Series B, Pfd., 6.55%	441,159	12,092,168
Series A, Pfd., 6.63%	354,075	9,786,633
Prospect Capital Corp., Pfd., 6.25%	371,849	9,325,973
State Street Corp.
Series G, Pfd., 5.35%(c)	865,588	24,046,035
Series D, Pfd., 5.90%(b)(c)	1,290,498	35,540,315
Stifel Financial Corp.
Pfd., 5.20%(b)	437,847	11,576,675
Series C, Pfd., 6.13%	354,932	9,558,319
Series A, Pfd., 6.25%	301,260	7,817,697
Series B, Pfd., 6.25%(b)	208,318	5,645,418

		664,595,201

Chemicals-0.14%
EI du Pont de Nemours and Co., Series B, Pfd., 4.50%(b)	83,764	8,923,555

Commercial Services & Supplies-0.25%
Pitney Bowes, Inc., Pfd., 6.70%	846,775	15,622,999

	Shares	Value
Consumer Finance-3.68%
Capital One Financial Corp.
Series J, Pfd., 4.80%	2,006,670	$48,701,881
Series I, Pfd., 5.00%	2,560,487	64,473,063
Series G, Pfd., 5.20%	1,038,529	26,555,187
Series H, Pfd., 6.00%(b)	892,141	23,061,845
Series F, Pfd., 6.20%(b)	882,017	22,350,311
Navient Corp., Pfd., 6.00%(b)	607,196	13,765,133
Synchrony Financial, Series A, Pfd., 5.63%(b)	1,284,586	31,241,131

		230,148,551

Diversified Financial Services-1.48%
Equitable Holdings, Inc., Series A, Pfd., 5.25%	1,362,501	34,212,400
National Rural Utilities Cooperative Finance Corp., Pfd., 5.50%	440,299	11,998,148
PartnerRe Ltd.
Series I, Pfd., 5.88% (Bermuda)(b)	683,323	17,499,902
Series H, Pfd., 7.25% (Bermuda)(b)	578,188	14,963,506
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	502,171	14,141,135

		92,815,091

Diversified Telecommunication Services-5.80%
AT&T, Inc.
Series C, Pfd., 4.75%(b)	2,878,842	73,036,222
Series A, Pfd., 5.00%(b)	2,056,283	55,128,947
Pfd., 5.35%	2,258,512	60,415,196
Pfd., 5.63%(b)	1,438,871	39,482,620
Qwest Corp.
Pfd., 6.13%(b)	1,499,228	37,135,878
Pfd., 6.50%(b)	1,745,357	43,982,996
Pfd., 6.63%	701,497	17,719,814
Pfd., 6.75%(b)	1,039,682	27,208,478
Pfd., 7.00%	341,339	8,792,893

		362,903,044

Electric Utilities-8.90%
Alabama Power Co., Series A, Pfd., 5.00%	445,400	12,471,200
Duke Energy Corp.
Pfd., 5.13%	951,898	24,663,677
Pfd., 5.63%	917,490	25,854,868
Series A, Pfd., 5.75%	1,590,115	44,857,144
Entergy Arkansas LLC
Pfd., 4.88%(b)	552,637	14,700,144
Pfd., 4.90%(b)	61,241	1,619,824
Entergy Louisiana LLC
Pfd., 4.88%(b)	503,294	13,090,677
Pfd., 5.25%	500,670	13,392,923
Entergy Mississippi LLC, Pfd., 4.90%(b)	498,643	13,568,076
Entergy New Orleans LLC, Pfd., 5.50%(b)	505,121	13,890,828
Entergy Texas, Inc., Pfd., 5.63%(b)	614,702	16,289,603
Georgia Power Co., Series 2017A, Pfd., 5.00%(b)	501,653	13,865,689
Interstate Power and Light Co., Series D, Pfd., 5.10%	370,816	9,492,890
NextEra Energy Capital Holdings, Inc. Pfd., 5.00%	882,151	22,503,672
Series I, Pfd., 5.13%	877,288	22,441,027
Series K, Investment Units, 5.25%(b)	876,980	22,748,861
Series N, Pfd., 5.65%	1,225,990	34,082,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco Preferred ETF (PGX)—(continued)

August 31, 2020

	Shares	Value
Electric Utilities-(continued)
PPL Capital Funding, Inc., Series B, Pfd., 5.90%	780,071	$20,196,038
SCE Trust II, Pfd., 5.10%(b)	336,583	8,306,868
SCE Trust III, Series H, Pfd., 5.75%(c)	408,194	9,380,298
SCE Trust IV, Series J, Pfd., 5.38%(b)(c)	604,552	13,916,787
SCE Trust V, Series K, Pfd., 5.45%(c)	604,833	14,038,174
SCE Trust VI, Pfd., 5.00%	1,071,522	25,705,813
Southern Co. (The)
Series 2020, Pfd., 4.95%	1,713,077	45,944,725
Pfd., 5.25%(b)	1,365,703	35,467,307
Pfd., 5.25%	769,127	20,712,590
Pfd., 6.25%	1,711,748	43,786,514

		556,988,739

Equity REITs-8.66%
American Homes 4 Rent
Series F, Pfd., 5.88%(b)	488,832	13,076,256
Series G, Pfd., 5.88%	180,720	4,805,345
Series H, Pfd., 6.25%(b)	179,525	5,003,362
Series E, Pfd., 6.35%	261,199	6,830,354
Series D, Pfd., 6.50%	320,650	8,320,868
Boston Properties, Inc., Series B, Pfd., 5.25%(b)	220,986	5,613,044
Digital Realty Trust, Inc.
Series L, Pfd., 5.20%(b)	600,402	16,511,055
Series J, Pfd., 5.25%(b)	458,279	12,295,626
Series K, Pfd., 5.85%	351,808	9,713,419
Series G, Pfd., 5.88%	424,198	10,923,098
Series I, Pfd., 6.35%	440,294	11,143,841
Series C, Pfd., 6.63%(b)	306,947	8,078,845
Diversified Healthcare Trust
Pfd., 5.63%	634,599	12,203,339
Pfd., 6.25%	434,770	8,438,886
EPR Properties, Series G, Pfd., 5.75%	298,993	5,540,340
Federal Realty Investment Trust, Series C, Pfd., 5.00%(b)	275,423	7,262,905
Kimco Realty Corp.
Series L, Pfd., 5.13%(b)	396,947	10,463,523
Class M, Pfd., 5.25%(b)	450,660	11,942,490
National Retail Properties, Inc., Series F, Pfd., 5.20%(b)	628,437	16,219,959
Office Properties Income Trust
Pfd., 5.88%(b)	554,695	14,061,518
Pfd., 6.38%	67,246	1,785,381
PS Business Parks, Inc.
Series Z, Pfd., 4.88%	542,765	14,524,391
Series W, Pfd., 5.20%	336,751	8,738,688
Series Y, Pfd., 5.20%(b)	343,974	9,166,907
Series X, Pfd., 5.25%(b)	408,760	10,836,228

	Shares	Value
Equity REITs-(continued)
Public Storage
Series M, Pfd., 4.13%	237,524	$6,299,136
Series L, Pfd., 4.63%(b)	409,919	11,223,582
Series J, Pfd., 4.70%(b)	25,852	712,223
Series K, Pfd., 4.75%(b)	284,574	7,854,242
Series I, Pfd., 4.88%(b)	233,030	6,364,049
Series E, Pfd., 4.90%	1,133,956	29,256,065
Series D, Pfd., 4.95%	911,772	23,432,540
Series G, Pfd., 5.05%	866,082	22,821,261
Series C, Pfd., 5.13%(b)	522,559	13,482,022
Series F, Pfd., 5.15%(b)	528,007	14,008,026
Series W, Pfd., 5.20%(b)	841,010	21,277,553
Series B, Pfd., 5.40%(b)	981,047	25,389,496
Series H, Pfd., 5.60%(b)	464,302	13,186,177
QTS Realty Trust, Inc., Series A, Pfd., 7.13%(b)	53,108	1,466,843
SITE Centers Corp.
Series K, Pfd., 6.25%	345,608	8,654,024
Series A, Pfd., 6.38%(b)	241,166	6,005,033
SL Green Realty Corp., Series I, Pfd., 6.50%	397,505	10,414,631
Spirit Realty Capital, Inc., Series A, Pfd., 6.00%	333,862	8,657,042
VEREIT, Inc., Series F, Pfd., 6.70%	1,079,899	27,159,460
Vornado Realty Trust
Series M, Pfd., 5.25%(b)	596,110	15,129,272
Series L, Pfd., 5.40%(b)	399,907	10,097,652
Series K, Pfd., 5.70%	628,362	15,910,126

		542,300,123

Gas Utilities-0.34%
South Jersey Industries, Inc., Pfd., 5.63%	347,823	8,907,747
Spire, Inc., Series A, Pfd., 5.90%	439,547	12,171,056

		21,078,803

Independent Power and Renewable Electricity Producers-0.14%
Brookfield Renewable Partners L.P., Series 17, Pfd., 5.25% (Canada)	333,059	9,039,221

Insurance-14.90%
AEGON Funding Co. LLC, Pfd., 5.10% (Netherlands)	1,584,326	40,637,962
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	514,350	13,928,598
Pfd., 5.10%(c)	857,831	23,075,654
Series H, Pfd., 5.10%	1,946,565	52,518,324
Series G, Pfd., 5.63%	1,057,687	29,668,120
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	677,337	16,195,128
Series B, Pfd., 6.63%(c)	281,892	7,185,427
American Financial Group, Inc.
Pfd., 5.13%(b)	373,990	10,004,233
Pfd., 5.63%	149,219	4,063,233
Pfd., 5.88%	74,751	2,066,865
Pfd., 6.00%	214,260	5,446,489
American International Group, Inc.,
Series A, Pfd., 5.85%(b)	867,638	23,729,899
Arch Capital Group Ltd.
Series E, Pfd., 5.25%	820,654	20,918,470
Series F, Pfd., 5.45%	572,754	15,069,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Preferred ETF (PGX)—(continued)

August 31, 2020

	Shares	Value
Insurance-(continued)
Argo Group International Holdings Ltd., Pfd., 7.00%(c)	184,855	$4,711,954
Argo Group U.S., Inc., Pfd., 6.50%(b)	224,789	5,736,615
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)(b)	454,660	11,252,835
Pfd., 5.63% (Bermuda)(b)	443,229	10,730,574
Pfd., 5.95% (Bermuda)(b)(c)	452,564	11,223,587
Assured Guaranty Municipal Holdings, Inc., Pfd., 6.25%(b)	635,341	17,046,199
Athene Holding Ltd.
Series B, Pfd., 5.63%	564,062	14,518,956
Series A, Pfd., 6.35%(c)	1,524,366	40,654,841
Series C, Pfd., 6.38%(c)	1,007,086	27,261,818
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%(b)	1,007,668	25,645,151
Brighthouse Financial, Inc.
Pfd., 6.25%(b)	724,562	19,592,156
Series A, Pfd., 6.60%	734,700	19,991,187
Series B, Pfd., 6.75%	584,505	16,237,549
Enstar Group Ltd.
Series D, Pfd., 7.00% (Bermuda)(c)	746,447	19,922,670
Series E, Pfd., 7.00% (Bermuda)(b)	176,842	4,739,366
Globe Life, Inc., Pfd., 6.13%	610,096	16,954,568
Hanover Insurance Group, Inc. (The), Pfd., 6.35%	328,615	8,330,390
Hartford Financial Services Group, Inc. (The)
Series G, Pfd., 6.00%(b)	578,169	15,986,373
Pfd., 7.88%(c)	1,091,375	30,733,120
MetLife, Inc.
Series F, Pfd., 4.75%(b)	1,604,306	42,498,066
Series E, Pfd., 5.63%(b)	1,497,916	41,552,190
Prudential Financial, Inc.
Pfd., 4.13%	389,000	9,870,875
Pfd., 5.63%	1,043,256	29,065,112
Pfd., 5.70%	1,212,245	30,306,125
Pfd., 5.75%(b)	1,023,867	25,658,107
Prudential PLC, Pfd., 6.50% (United Kingdom)	969,778	26,853,153
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	704,243	19,254,004
Pfd., 6.20%(c)	700,832	18,859,389
RenaissanceRe Holdings Ltd.
Series E, Pfd., 5.38% (Bermuda)(b)	737,361	18,581,497
Series F, Pfd., 5.75% (Bermuda)(b)	430,499	11,804,283
Unum Group, Pfd., 6.25%	563,015	14,925,528
W.R. Berkley Corp.
Pfd., 5.10%(b)	526,849	13,761,296
Pfd., 5.63%	660,732	16,835,451
Pfd., 5.70%(b)	315,484	8,423,423
Pfd., 5.75%(b)	606,587	15,583,220
Pfd., 5.90%(b)	124,317	3,237,215

		932,846,403

Internet & Direct Marketing Retail-1.05%
eBay, Inc., Pfd., 6.00%	1,344,942	35,008,840
QVC, Inc.
Pfd., 6.25%(b)	876,801	21,122,136
Pfd., 6.38%	385,803	9,664,365

		65,795,341

	Shares	Value
Leisure Products-0.40%
Brunswick Corp.
Pfd., 6.38%(b)	390,351	$10,609,740
Pfd., 6.50%(b)	309,710	8,352,879
Pfd., 6.63%(b)	217,202	5,968,711

		24,931,330

Multi-Utilities-4.08%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	614,336	16,857,380
Pfd., 6.88% (Canada)(c)	520,858	14,412,141
CMS Energy Corp.
Pfd., 5.63%(b)	371,675	10,035,225
Pfd., 5.88%(b)	484,614	13,292,962
Pfd., 5.88%	1,177,765	32,470,981
Dominion Energy, Inc., Series A, Investment Units, 5.25%	1,474,938	38,127,147
DTE Energy Co.
Series E, Investment Units, 5.25%	703,411	18,689,630
Series B, Investment Units, 5.38%	590,813	15,130,721
Series F, Investment Units, 6.00%	731,618	19,102,546
Integrys Holding, Inc., Pfd., 6.00%(b)(c)	624,421	16,965,519
NiSource, Inc., Series B, Pfd., 6.50%(c)	889,957	24,260,228
Sempra Energy, Pfd., 5.75%	1,324,023	35,947,224

		255,291,704

Oil, Gas & Consumable Fuels-1.95%
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	289,266	5,365,884
Series C, Pfd., 7.95%(c)	200,201	3,783,799
Enbridge, Inc., Series B, Pfd., 6.38% (Canada)(c)	1,026,999	26,517,114
Energy Transfer Operating L.P.
Series C, Pfd., 7.38%(c)	842,888	17,068,482
Series E, Pfd., 7.60%(c)	1,394,720	29,777,272
Series D, Pfd., 7.63%(c)	761,849	15,404,587
NuStar Energy L.P.
Series B, Pfd., 7.63%(c)	654,228	11,161,130
Series A, Pfd., 8.50%(c)	386,439	7,299,833
Series C, Pfd., 9.00%(c)	296,195	5,965,367

		122,343,468

Real Estate Management & Development-0.43%
Brookfield Property Partners L.P.
Series A, Pfd., 5.75%	432,328	8,568,741
Series A2, Pfd., 6.38%(b)	551,811	12,195,023
Series A-1, Pfd., 6.50%(b)	272,635	6,066,129

		26,829,893

Thrifts & Mortgage Finance-0.37%
New York Community Bancorp, Inc.,
Series A, Pfd., 6.38%(c)	860,546	23,303,586

Trading Companies & Distributors-0.74%
Air Lease Corp., Series A, Pfd., 6.15%(b)(c)	463,068	10,854,314
GATX Corp., Pfd., 5.63%(b)	295,807	8,096,238
Triton International Ltd.
Pfd., 6.88% (Bermuda)	217,698	5,294,415
Pfd., 7.38% (Bermuda)	320,089	8,098,252
Pfd., 8.00% (Bermuda)	248,086	6,499,853
WESCO International, Inc., Series A, Pfd., 10.63%(c)	261,068	7,249,858

		46,092,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Preferred ETF (PGX)—(continued)

August 31, 2020

	Shares	Value
Wireless Telecommunication Services-1.55%
Telephone & Data Systems, Inc.
Pfd., 5.88%	485,648	$12,078,066
Pfd., 6.63%	923,365	24,025,957
United States Cellular Corp.
Pfd., 6.25%	796,929	20,863,601
Pfd., 6.95%(b)	603,634	15,368,522
Pfd., 7.25%(b)	543,698	13,755,559
Pfd., 7.25%(b)	429,785	10,813,391

		96,905,096

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.59% (Cost $6,142,728,213)		6,235,097,928

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.99%
Invesco Private Government Fund, 0.03%(d)(e)(f)	46,761,620	$46,761,620
Invesco Private Prime Fund, 0.14%(d)(e)(f)	15,586,574	15,589,691

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $62,351,312)		62,351,311

TOTAL INVESTMENTS IN SECURITIES-100.58% (Cost $6,205,079,525)		6,297,449,239
OTHER ASSETS LESS LIABILITIES-(0.58)%		(36,492,909)

NET ASSETS-100.00%		$6,260,956,330

Investment Abbreviations:
Pfd.	-Preferred
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$864,891,653	$(864,891,653)	$-	$-	$-	$400,656
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	20,242,227	331,450,994	(351,693,221)	-	-	-	259,646	*
Invesco Liquid Assets Portfolio, Institutional Class	6,758,331	94,681,678	(101,436,584)	-	(3,425)	-	98,221	*
Invesco Private Government Fund	-	216,365,901	(169,604,281)	-	-	46,761,620	5,022	*
Invesco Private Prime Fund	-	31,412,262	(15,823,349)	(1)	779	15,589,691	3,506	*

Total	$27,000,558	$1,538,802,488	$(1,503,449,088)	$(1)	$(2,646)	$62,351,311	$767,051

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Taxable Municipal Bond ETF (BAB)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-93.81%
Alabama-0.88%
Auburn University, Series 2020 C, RB	2.53%	06/01/2040	$7,500	$7,555,275
Auburn University, Series 2020 C, RB	2.68%	06/01/2050	10,000	10,036,900

				17,592,175

Arizona-0.47%
Arizona (State of) Department of Transportation, Series 2020, Ref. RB	2.46%	07/01/2030	2,560	2,735,283
Flagstaff (City of), AZ, Series 2020 A, COP	3.01%	05/01/2040	5,000	5,069,250
Tucson (City of), AZ, Series 2010, RB	5.79%	07/01/2026	1,275	1,567,791

				9,372,324

California-22.36%
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	7.04%	04/01/2050	3,605	6,544,481
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-3, RB	6.91%	10/01/2050	3,025	5,552,509
California (State of), Series 2009 B, GO Bonds	6.51%	04/01/2039	14,890	15,790,249
California (State of), Series 2009, GO Bonds	7.50%	04/01/2034	11,460	19,194,239
California (State of), Series 2009, GO Bonds	7.55%	04/01/2039	18,860	33,414,828
California (State of), Series 2009, GO Bonds	7.30%	10/01/2039	14,160	23,552,328
California (State of), Series 2009, GO Bonds	7.35%	11/01/2039	8,505	14,218,999
California (State of), Series 2010, GO Bonds	5.70%	11/01/2021	7,500	7,981,500
California (State of), Series 2010, GO Bonds	7.95%	03/01/2036	1	1,265
California (State of), Series 2010, GO Bonds	7.63%	03/01/2040	4,500	7,865,865
California (State of), Series 2018, Ref. GO Bonds	4.50%	04/01/2033	9,850	12,018,280
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.77%	12/01/2034	7,510	7,609,357
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.79%	12/01/2035	12,325	12,436,048
California (State of) Infrastructure & Economic Development Bank (UCSF Neurosciences Building 19A), Series 2010 A, RB	6.49%	05/15/2049	1,000	1,519,910
California (State of) Public Works Board (California State University), Series 2010 B-2, RB	7.80%	03/01/2035	800	1,224,816
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018 B, RB	4.82%	08/01/2045	2,000	2,239,600
California State University, Series 2010 B, RB	6.48%	11/01/2041	900	1,347,858
California State University, Series 2020 B, Ref. RB	2.98%	11/01/2051	5,000	5,289,250
Carson (City of), CA (Carson Pension Obligation), Series 2020, RB	3.70%	01/15/2044	3,000	3,101,100
East Bay Municipal Utility District Wastewater System Revenue, Series 2010, RB	5.03%	06/01/2032	3,000	3,955,740
East Bay Municipal Utility District Water System Revenue, Series 2010, RB	5.87%	06/01/2040	3,000	4,678,350
El Monte (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	08/01/2050	10,000	10,188,000
Fresno (City of), CA, Series 2010 A2, Ref. RB	6.50%	06/01/2030	2,000	2,635,020
Hayward Unified School District, Series 2020, Ref. GO Bonds, (INS - AGM)(a)	2.87%	08/01/2040	4,000	4,060,680
Hesperia Unified School District, Series 2020, Ref. COP, (INS - AGM)(a)	3.05%	02/01/2041	3,000	3,067,170
Inglewood (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	09/01/2050	6,000	6,421,980
Jurupa Community Services District, Series 2010 B, COP	6.35%	09/01/2025	1,030	1,295,472
Jurupa Community Services District, Series 2010 B, COP	6.50%	09/01/2026	1,070	1,389,877
Jurupa Community Services District, Series 2010 B, COP	6.60%	09/01/2027	1,125	1,509,548
Jurupa Community Services District, Series 2010 B, COP	6.70%	09/01/2028	1,170	1,618,777
Jurupa Community Services District, Series 2010 B, COP	7.19%	09/01/2040	2,000	3,294,200
Long Beach (City of), CA, Series 2009 C, RB	7.77%	06/01/2039	250	251,110
Los Angeles (City of), CA Department of Water, Series 2009 C, RB	5.38%	07/01/2024	500	586,275
Los Angeles (City of), CA Department of Water, Series 2009 C, RB	6.01%	07/01/2039	2,270	3,146,447
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	7.00%	07/01/2041	1,500	1,570,410
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.57%	07/01/2045	10,000	17,503,700
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.60%	07/01/2050	1,715	3,118,402
Los Angeles Community College District, Series 2010, GO Bonds	6.60%	08/01/2042	3,000	5,163,660
Los Angeles Unified School District, Series 2010 J-05, GO Bonds	5.98%	05/01/2027	500	641,690
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.06%	06/01/2039	6,000	6,552,000
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.26%	06/01/2045	3,000	3,201,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Napa Valley Unified School District, Series 2010 B, GO Bonds	6.51%	08/01/2043	$3,000	$4,557,300
Northern California Power Agency, Series 2010, RB	7.31%	06/01/2040	1,000	1,552,730
Oak Valley Hospital District, Series 2010, RB	9.00%	11/01/2039	1,000	1,013,670
Oxnard School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	2.63%	08/01/2041	5,000	5,055,400
Pasadena (City of), CA, Series 2020 A, Ref. RB	3.24%	05/01/2045	5,000	5,237,250
Pomona (City of), CA, Series 2020 BJ, RB	3.72%	08/01/2040	3,250	3,335,150
Pomona (City of), CA, Series 2020 BJ, RB	3.82%	08/01/2046	1,500	1,542,870
Rancho Santiago Community College District, Series 2020 A-1, Ref. GO Bonds	0.96%	09/01/2026	5,500	5,505,335
Regents of the University of California Medical Center, Series 2009 F, RB	6.46%	05/15/2029	500	633,920
Regents of the University of California Medical Center, Series 2009 F, RB	6.58%	05/15/2049	5,335	8,592,071
Riverside (City of), CA, Series 2009 B, RB	6.35%	10/01/2039	500	772,410
Riverside (City of), CA (Riverside Pension Obligation), Series 2020 A, RB	3.86%	06/01/2045	2,000	2,154,720
San Diego (City of), CA Public Facilities Financing Authority, Series 2018 A, Ref. RB	4.23%	10/15/2038	2,000	2,232,400
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.59%	05/01/2024	2,000	2,006,040
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.74%	05/01/2025	2,000	2,000,120
San Francisco (City & County of), CA (525 Golden Gate Avenue - San Francisco Public Utilities Commission Office), Series 2009 D, COP	6.49%	11/01/2041	3,000	4,593,330
San Francisco (City & County of), CA (Clean & Safe Neighborhood Parks), Series 2010 D, GO Bonds	6.26%	06/15/2030	3,850	5,227,376
San Francisco (City & County of), CA (San Francisco General Hospital), Series 2010 C, GO Bonds	6.26%	06/15/2030	1,500	2,087,955
San Francisco (City of), CA Public Utilities Commission, Series 2010 B, RB	6.00%	11/01/2040	2,245	3,284,031
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	5.70%	11/01/2027	3,000	3,892,830
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.00%	11/01/2040	2,480	3,685,503
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.95%	11/01/2050	4,600	8,067,664
San Jose (City of), CA Successor Agency to the Redevelopment Agency, Series 2017 A, Ref. RB	3.08%	08/01/2025	2,000	2,218,600
San Luis Unit/Westlands Water District Financing Authority, Series 2020 A, RB, (INS - AGM)(a)	3.74%	09/01/2050	2,500	2,643,325
San Mateo Union High School District, Series 2010 B, GO Bonds(b)	6.73%	09/01/2020	1,000	1,000,000
Santa Clara Valley Transportation Authority, Series 2010, RB	5.88%	04/01/2032	1,025	1,314,993
Santa Clara Valley Water District, Series 2016 B, Ref. RB	4.35%	06/01/2046	3,000	3,398,160
Southern California Public Power Authority, Series 2010, RB	5.92%	07/01/2035	2,000	2,846,620
Tulare (County of), CA, Series 2018, RB	4.45%	06/01/2037	2,000	2,227,120
University of California, Series 2010 F, RB	5.95%	05/15/2045	8,745	13,072,288
University of California, Series 2015 AQ, RB	4.77%	05/15/2115	1,577	2,247,919
University of California, Series 2015 J, Ref. RB	4.13%	05/15/2045	24,670	30,730,185
University of California, Series 2016 AS, Ref. RB	3.55%	05/15/2039	1,500	1,792,455
University of California, Series 2019 BD, RB	3.35%	07/01/2029	15,000	17,417,400
University of California, Series 2020 BG, RB	0.88%	05/15/2025	10,000	10,135,600
University of California, Series 2020 BG, RB	1.32%	05/15/2027	6,000	6,107,700
University of California, Series 2020 BG, RB	1.61%	05/15/2030	7,500	7,644,900

				448,579,960

Colorado-0.75%
Brighton (City of), CO, Series 2010 B, COP, (INS - AGM)(a)	6.55%	12/01/2030	2,000	2,027,920
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 B, Ref. RB	3.70%	11/01/2039	1,200	1,323,540
Colorado (State of) State University System Board of Governors, Series 2010 B, RB	5.96%	03/01/2033	1,000	1,335,870
Colorado Mesa University, Series 2009 B, RB	5.80%	05/15/2040	1,215	1,756,744
Colorado Springs (City of), CO, Series 2010 B-2, RB	5.74%	11/15/2050	810	818,862
Denver (City & County of), CO, Series 2016 B, Ref. RB	3.82%	08/01/2032	1,000	1,114,730
Denver City & County School District No. 1, Series 2009 C, GO Bonds	5.66%	12/01/2033	500	686,435
Regional Transportation District, Series 2010, COP	7.67%	06/01/2040	3,000	4,672,320
Upper Eagle Regional Water Authority, Series 2010, RB	6.52%	12/01/2039	1,250	1,263,025

				14,999,446

Connecticut-1.01%
Metropolitan District (The) (Clean Water), Series 2020, Ref. RB	2.56%	04/01/2039	6,000	6,054,780
New Britain (City of), CT, Series 2018, Ref. GO Bonds, (INS - BAM)(a)	4.35%	03/01/2039	4,835	5,192,887
New Britain (City of), CT, Series 2020 B, Ref. GO Bonds, (INS - AGM)(a)	3.25%	09/01/2042	4,000	3,955,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut-(continued)
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.24%	08/01/2030	$2,000	$2,542,660
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.39%	08/01/2040	1,645	2,499,034

				20,244,921

Delaware-0.36%
University of Delaware, Series 2018, RB	4.07%	11/01/2050	5,770	7,305,455

District of Columbia-0.47%
District of Columbia, Series 2010 F, RB	4.91%	12/01/2023	4,500	5,078,790
Metropolitan Washington Airports Authority, Series 2009, RB	7.46%	10/01/2046	2,480	4,396,693

				9,475,483

Florida-3.17%
Davie (Town of), FL, Series 2010 B, RB(c)(d)	6.60%	10/01/2020	200	200,998
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	08/15/2040	5,750	6,049,000
Fort Lauderdale (City of), FL, Series 2020, Ref. RB	0.75%	01/01/2024	22,600	22,677,744
JEA Electric System Revenue, Series 2009 F, RB	6.41%	10/01/2034	500	667,745
JEA Water & Sewer System Revenue, Series 2010 A, RB	6.21%	10/01/2033	1,250	1,654,800
Lee Memorial Health System, Series 2010 A, RB	7.28%	04/01/2027	2,500	3,137,450
Miami-Dade (County of), FL, Series 2010 B, RB	5.53%	07/01/2032	2,500	3,067,600
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.14%	10/01/2027	5,000	5,207,450
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.18%	10/01/2028	3,600	3,757,932
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.28%	10/01/2029	2,700	2,831,355
Reedy Creek Improvement District, Series 2020 A, Ref. GO Bonds	2.73%	06/01/2038	2,500	2,570,175
Sarasota (City of), FL, Series 2010, RB(c)(d)	5.43%	10/01/2020	200	200,808
Seminole (County of), FL, Series 2010 B, RB(c)(d)	6.44%	10/01/2020	2,000	2,009,720
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 A, Ref. RB, (INS - AGM)(a)	3.80%	10/01/2050	6,000	6,056,220
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 B, Ref. RB, (INS - AGM)(a)	2.54%	10/01/2030	2,000	2,034,260
Sunrise (City of), FL, Series 2010 B, RB(c)(d)	5.81%	10/01/2020	1,500	1,506,615

				63,629,872

Georgia-1.67%
Fulton (County of), GA Development Authority (Georgia Tech Foundation), Series 2019, Ref. RB	3.13%	11/01/2049	8,500	9,717,625
Georgia (State of) Municipal Electric Authority, Series 2010, RB	7.06%	04/01/2057	9,761	14,157,159
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), Series 2010 A, RB	6.66%	04/01/2057	6,566	9,696,538

				33,571,322

Hawaii-3.15%
Hawaii (State of), Series 2010, GO Bonds	5.53%	02/01/2030	1,000	1,357,980
Hawaii (State of), Series 2017 A, RB	3.89%	07/01/2037	1,250	1,303,762
Hawaii (State of), Series 2020 FZ, GO Bonds	0.89%	08/01/2026	6,910	6,903,505
Hawaii (State of), Series 2020 FZ, GO Bonds	2.00%	08/01/2027	5,000	5,280,150
Hawaii (State of), Series 2020 FZ, GO Bonds	1.60%	08/01/2031	3,000	3,021,630
Hawaii (State of), Series 2020 FZ, GO Bonds	1.70%	08/01/2032	5,000	5,035,950
Hawaii (State of), Series 2020 FZ, GO Bonds	1.87%	08/01/2033	8,000	8,101,040
Hawaii (State of), Series 2020 FZ, GO Bonds	1.98%	08/01/2034	6,000	6,086,820
Hawaii (State of), Series 2020 FZ, GO Bonds	2.07%	08/01/2035	15,000	15,192,000
Kauai (County of), HI, Series 2010 A, GO Bonds	5.76%	08/01/2033	2,000	2,859,580
University of Hawaii, Series 2010 A-1, RB	5.83%	10/01/2030	3,000	3,012,330
University of Hawaii, Series 2010 A-1, RB	6.03%	10/01/2040	5,000	5,019,850

				63,174,597

Idaho-0.04%
Idaho (State of) Housing & Finance Association, Series 2010 A-2, RB	6.35%	07/15/2028	595	754,347

Illinois-5.38%
Chicago (City of), IL, Series 2009 C, GO Bonds	6.21%	01/01/2036	6,205	6,727,647
Chicago (City of), IL, Series 2009 D, GO Bonds	6.26%	01/01/2040	2,000	2,137,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL, Series 2010 B, GO Bonds	7.52%	01/01/2040	$2,000	$2,349,540
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.85%	01/01/2038	3,190	3,194,689
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.40%	01/01/2040	5,750	8,962,180
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.47%	01/01/2049	10,000	13,336,300
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.57%	01/01/2054	9,580	13,069,419
Chicago (City of), IL Board of Education, Series 2009 E, GO Bonds	6.14%	12/01/2039	8,700	9,045,738
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.60%	12/01/2035	10,000	10,554,100
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.91%	12/01/2040	3,000	3,172,170
Illinois (State of), Series 2010 1, GO Bonds	5.56%	02/01/2021	14,795	14,931,706
Illinois (State of), Series 2010 2, GO Bonds	6.90%	03/01/2035	9,300	10,929,174
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.10%	02/01/2034	200	200,716
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.20%	02/01/2039	320	321,114
Northern Illinois Municipal Power Agency, Series 2010, RB	7.62%	01/01/2030	225	283,464
Sales Tax Securitization Corp., Series 2020 B, Ref. RB	2.96%	01/01/2032	2,500	2,547,250
Sales Tax Securitization Corp., Series 2020 B, Ref. RB, (INS - BAM)(a)	3.41%	01/01/2043	6,000	6,240,900

				108,004,007

Indiana-0.28%
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 A-2, RB	5.85%	01/15/2030	1,000	1,268,750
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 B-2, RB	5.97%	01/15/2030	3,500	4,450,075

				5,718,825

Kansas-0.03%
Kansas (State of) Development Finance Authority, Series 2010 E2, RB	6.12%	11/01/2029	500	504,295

Kentucky-0.07%
Kenton (County of), KY Airport Board, Series 2019, RB	4.69%	01/01/2049	1,000	1,069,150
Louisville/Jefferson (County of), KY Metropolitan Government, Series 2009, GO Bonds	5.45%	11/15/2027	200	252,580

				1,321,730

Louisiana-1.73%
Louisiana (State of), Series 2020 A-2, Ref. RB	2.23%	05/01/2036	2,000	2,011,920
Louisiana (State of), Series 2020 A-2, Ref. RB	2.53%	05/01/2041	3,000	2,981,730
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.59%	02/01/2043	9,225	9,132,473
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.64%	02/01/2048	9,000	8,876,430
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(a)	2.28%	06/01/2030	10,000	10,214,900
Tangipahoa (Parish of), LA Hospital Service District No. 1, Series 2009, RB, (INS - AGC)(a)	7.20%	02/01/2042	1,500	1,511,100

				34,728,553

Maryland-0.16%
Maryland (State of) Transportation Authority, Series 2010 B, RB	5.60%	07/01/2030	1,200	1,516,896
Maryland Economic Development Corp. (Seagirt Marine Terminal), Series 2019, RB	4.75%	06/01/2042	1,500	1,614,615

				3,131,511

Massachusetts-3.11%
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.48%	05/01/2024	4,300	4,902,043
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.91%	05/01/2029	7,765	10,034,477
Massachusetts (Commonwealth of), Series 2020 C, Ref. GO Bonds	0.39%	07/01/2022	4,000	4,000,680
Massachusetts (Commonwealth of), Series 2020 C, Ref. GO Bonds	0.51%	07/01/2023	2,000	2,000,580
Massachusetts (Commonwealth of) (Green Bonds), Series 2016 F, GO Bonds	3.28%	06/01/2046	1,500	1,724,070
Massachusetts (State of) Bay Transportation Authority, Series 2010, RB	5.87%	07/01/2040	2,000	2,812,260
Massachusetts (State of) Clean Water Trust (The), Series 2010, RB	5.19%	08/01/2040	1,125	1,377,394
Massachusetts (State of) College Building Authority, Series 2009 C, RB	5.83%	05/01/2030	5,000	6,390,600
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 D, RB, (INS - AGM)(a)	3.52%	10/01/2046	5,000	5,063,450
Massachusetts (State of) School Building Authority, Series 2009, RB	5.72%	08/15/2039	450	667,318
Massachusetts (State of) School Building Authority, Series 2020 B, Ref. RB	0.35%	08/15/2021	8,335	8,348,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Taxable Municipal Bond ETF (BAB) - (continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (State of) School Building Authority, Series 2020 B, Ref. RB	0.40%	08/15/2022	$13,285	$13,329,903
University of Massachusetts Building Authority, Series 2010 2, RB	4.55%	11/01/2025	1,500	1,771,740

				62,422,768

Michigan-0.48%
Great Lakes Water Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	2.62%	07/01/2036	8,800	9,289,192
University of Michigan, Series 2010 A, RB	5.51%	04/01/2030	250	319,115

				9,608,307

Minnesota-0.17%
Western Minnesota Municipal Power Agency, Series 2019 A, Ref. RB	3.23%	01/01/2046	3,000	3,344,730

Mississippi-1.35%
Mississippi (State of), Series 2009 D, GO Bonds	5.54%	10/01/2029	3,000	3,801,900
Mississippi (State of), Series 2010, GO Bonds	5.25%	11/01/2034	1,000	1,342,460
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.04%	11/01/2027	5,000	5,047,600
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.63%	11/01/2031	7,500	7,656,150
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.73%	11/01/2032	7,000	7,151,760
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.78%	11/01/2033	2,000	2,033,880

				27,033,750

Missouri-1.64%
Missouri (State of) Health & Educational Facilities Authority (St. Louis University), Series 2019 B, RB	4.20%	10/01/2049	5,000	5,946,000
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	4.96%	05/01/2023	2,250	2,466,765
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	5.06%	05/01/2024	6,000	6,789,120
Missouri (State of) Highway & Transportation Commission, Series 2010 B, RB	5.02%	05/01/2025	1,000	1,162,780
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2009 A, RB	6.89%	01/01/2042	10,000	15,105,500
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State), Series 2010 A, RB	7.60%	01/01/2032	1,000	1,364,280

				32,834,445

Nebraska-0.34%
University of Nebraska Facilities Corp., Series 2019 A, Ref. RB	3.04%	10/01/2049	6,000	6,795,420

Nevada-0.54%
Clark (County of), NV, Series 2010 A, GO Bonds	6.55%	07/01/2030	1,500	1,916,400
Clark (County of), NV, Series 2010 A, GO Bonds	6.75%	07/01/2038	1,620	2,426,711
Nye (County of), NV, Series 2010 B, GO Bonds, (INS - AGM)(a)	6.30%	08/01/2035	1,000	1,003,010
Nye (County of), NV, Series 2010 B, GO Bonds, (INS - AGM)(a)	6.40%	08/01/2040	1,000	1,002,910
Washoe (County of), NV (Streets & Highways), Series 2010 H, RB	7.45%	02/01/2040	3,000	4,530,510

				10,879,541

New Hampshire-0.02%
New Hampshire (State of) Turnpike System, Series 2009, RB	6.01%	11/01/2039	250	349,848

New Jersey-2.97%
Camden (County of), NJ Improvement Authority (The) (County Capital Program), Series 2009 A, RB	6.18%	01/15/2027	500	589,500
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2010 G, RB	6.19%	07/01/2040	3,000	3,008,850
New Jersey (State of) Educational Facilities Authority (Seton Hall University), Series 2020 D, RB, (INS - AGM)(a)	3.96%	07/01/2048	1,400	1,466,304
New Jersey (State of) Educational Facilities Authority (The College of New Jersey), Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	07/01/2050	10,000	10,128,300
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 B, RB	6.56%	12/15/2040	7,455	9,664,513
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	5.75%	12/15/2028	1,990	2,248,302
New Jersey Institute of Technology, Series 2020 B, Ref. RB	3.42%	07/01/2042	6,955	7,212,544
Passaic (County of), NJ Improvement Authority, Series 2010, RB	6.54%	08/01/2031	1,000	1,003,910
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.57%	12/15/2029	500	683,585
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.82%	12/15/2039	500	809,160
Rutgers The State University of New Jersey, Series 2010, RB	5.55%	05/01/2029	905	1,094,190
Rutgers The State University of New Jersey, Series 2019 R, Ref. RB	3.27%	05/01/2043	3,500	3,890,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.56%	05/01/2040	$6,000	$5,935,740
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.68%	05/01/2046	5,000	4,900,900
South Jersey Port Corp., Series 2009, RB	7.37%	01/01/2040	5,000	6,893,700

				59,530,343

New York-15.90%
Long Island (City of), NY Power Authority, Series 2020 C, Ref. RB	0.66%	03/01/2022	1,600	1,600,544
Long Island (City of), NY Power Authority, Series 2020 C, Ref. RB	0.76%	03/01/2023	5,250	5,254,095
Metropolitan Transportation Authority, Series 2009, RB	5.87%	11/15/2039	335	400,318
Metropolitan Transportation Authority, Series 2009, RB	7.34%	11/15/2039	2,015	3,267,302
Metropolitan Transportation Authority, Series 2010 A2, RB	6.09%	11/15/2040	2,500	3,574,950
Metropolitan Transportation Authority, Series 2010 E, RB	6.81%	11/15/2040	6,525	8,392,064
Metropolitan Transportation Authority, Series 2010, RB	6.65%	11/15/2039	1,800	2,313,792
Metropolitan Transportation Authority, Series 2010, RB	6.67%	11/15/2039	7,250	9,451,462
Metropolitan Transportation Authority, Series 2010, RB	6.69%	11/15/2040	3,745	4,856,891
Monroe County Industrial Development Corp. (University of Rochester), Series 2020, RB	2.85%	07/01/2050	10,000	10,056,900
New York & New Jersey (States of) Port Authority, Series 2011, RB	4.93%	10/01/2051	11,485	15,818,405
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.46%	10/01/2062	13,200	17,312,724
New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB	1.09%	07/01/2023	22,500	22,814,325
New York (City of), NY, Series 2010 D-1, GO Bonds	5.99%	12/01/2036	1,500	2,126,340
New York (City of), NY, Series 2010 G-1, GO Bonds	5.97%	03/01/2036	8,495	12,389,533
New York (City of), NY, Series 2010 H-1, GO Bonds	5.65%	06/01/2027	1,000	1,191,740
New York (City of), NY, Series 2010 H-1, GO Bonds	6.25%	06/01/2035	3,920	3,938,542
New York (City of), NY, Series 2010 H-1, GO Bonds	5.85%	06/01/2040	5,000	7,394,450
New York (City of), NY, Series 2011 C-1, GO Bonds	5.82%	10/01/2031	2,710	2,722,114
New York (City of), NY, Series 2011 F-1, GO Bonds	6.27%	12/01/2037	7,920	12,025,807
New York (City of), NY, Series 2019 A-2, GO Bonds	2.13%	08/01/2024	15,000	15,831,150
New York (City of), NY, Series 2019 A-2, GO Bonds	2.63%	08/01/2028	10,000	10,975,700
New York (City of), NY, Series 2020 D-3, GO Bonds	2.22%	03/01/2035	6,930	7,008,101
New York (City of), NY Educational Construction Fund, Series 2010 A, RB	6.00%	04/01/2035	2,000	2,912,280
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	5.72%	06/15/2042	4,460	7,200,715
New York (City of), NY Transitional Finance Authority, Series 2010, RB.	5.51%	08/01/2037	1,575	2,224,215
New York (City of), NY Transitional Finance Authority, Series 2011 B-1, RB	5.93%	11/01/2036	6,475	6,530,361
New York (City of), NY Transitional Finance Authority, Series 2011 S-1B, RB	6.83%	07/15/2040	3,785	5,847,787
New York (City of), NY Transitional Finance Authority, Series 2019 B-2, RB	2.11%	11/01/2024	5,000	5,329,800
New York (State of) Dormitory Authority, Series 2009 F, RB	5.29%	03/15/2025	200	237,758
New York (State of) Dormitory Authority, Series 2010 C, RB	4.90%	02/15/2023	1,400	1,544,746
New York (State of) Dormitory Authority, Series 2010 D, RB	5.50%	03/15/2030	2,760	3,451,518
New York (State of) Dormitory Authority, Series 2010 H, RB	5.29%	03/15/2033	1,345	1,722,084
New York (State of) Dormitory Authority, Series 2010 H, RB	5.39%	03/15/2040	1,800	2,533,698
New York (State of) Dormitory Authority, Series 2019 B, Ref. RB	3.14%	07/01/2043	2,000	2,108,100
New York (State of) Dormitory Authority, Series 2020 F, Ref. RB	3.19%	02/15/2043	5,000	5,587,100
New York (State of) Dormitory Authority (General Purpose), Series 2020 F, Ref. RB	2.03%	02/15/2023	1,245	1,283,931
New York (State of) Dormitory Authority (General Purpose), Series 2020 F, Ref. RB	3.03%	02/15/2033	6,970	7,707,984
New York (State of) Dormitory Authority (New York University), Series 2018 B, RB	4.85%	07/01/2048	5,000	5,902,000
New York (State of) Dormitory Authority (New York University), Series 2020 B, Ref. RB	2.77%	07/01/2043	5,000	4,970,950
New York (State of) Dormitory Authority (New York University; Green Bonds), Series 2019, RB	4.01%	07/01/2049	3,000	3,569,070
New York (State of) Housing Finance Agency, Series 2019 A, Ref. VRD RB(e)	0.17%	11/01/2045	9,985	9,985,000
New York (State of) Housing Finance Agency, Series 2019 B, Ref. VRD RB(e)	0.14%	11/01/2045	14,100	14,100,000
New York (State of) Thruway Authority, Series 2019 M, Ref. RB	2.90%	01/01/2035	5,000	5,429,100
New York State Environmental Facilities Corp., Series 2010, RB	5.71%	06/15/2030	1,000	1,321,770
New York State Urban Development Corp., Series 2010 B, RB	5.84%	03/15/2040	2,000	2,703,220
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.02%	07/01/2024	2,000	2,018,380
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.12%	01/01/2025	2,750	2,787,290
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.22%	07/01/2025	2,500	2,545,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.27%	01/01/2026	$2,000	$2,033,180
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.32%	07/01/2026	1,000	1,020,390
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.42%	07/01/2027	2,000	2,050,780
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.47%	07/01/2028	3,000	3,066,900
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.57%	07/01/2029	2,000	2,050,740
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.67%	07/01/2030	1,000	1,029,990
Triborough Bridge & Tunnel Authority, Series 2009 B, RB	5.50%	11/15/2039	2,715	3,764,646
Triborough Bridge & Tunnel Authority, Series 2010, RB	5.45%	11/15/2032	2,280	3,008,300
Westchester County Local Development Corp. (Westchester Medical), Series 2020, Ref. RB, (INS - AGM)(a)	3.85%	11/01/2050	7,750	7,846,410
Western Nassau County Water Authority, Series 2010 B, RB	6.70%	04/01/2040	500	733,645

				318,876,737

North Carolina-0.07%
North Carolina State University at Raleigh, Series 2010 B, RB	5.93%	10/01/2030	1,000	1,004,500
University of North Carolina at Chapel Hill, Series 2009, RB	5.76%	12/01/2039	500	501,855

				1,506,355

Ohio-3.23%
American Municipal Power, Inc., Series 2009 B, RB	6.45%	02/15/2044	2,000	3,024,500
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB	8.08%	02/15/2050	9,930	18,803,845
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 B, RB	7.50%	02/15/2050	3,395	5,714,226
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 E, RB	6.27%	02/15/2050	2,090	3,027,783
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2009 C, RB	6.05%	02/15/2043	8,005	11,793,046
Columbus (City of), OH Regional Airport Authority, Series 2019, RB	4.20%	12/15/2048	1,000	1,042,480
Cuyahoga (County of), OH, Series 2010, RB	8.22%	02/15/2040	1,000	1,408,450
Franklin (County of), OH (Nationwide Childrens Hospital), Series 2019 B, RB	3.38%	11/01/2050	8,000	8,860,160
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.39%	12/01/2030	1,000	1,322,520
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.54%	12/01/2036	1,070	1,590,245
JobsOhio Beverage System, Series 2020 A, Ref. RB	2.83%	01/01/2038	2,000	2,163,240
Ohio (State of) (Cleveland Clinic Health), Series 2017, Ref. RB	3.70%	01/01/2043	1,000	1,186,650
Ohio State University (The), Series 2020, Ref. RB	3.02%	12/01/2050	5,000	4,780,600

				64,717,745

Oregon-1.38%
Metro, Series 2019, GO Bonds	3.25%	06/01/2028	10,000	11,646,100
Morrow (Port of), OR (Bonneville Cooperation Project No. 4), Series 2016, RB	2.99%	09/01/2036	4,000	4,505,000
Oregon (State of), Series 2003, GO Bonds	5.89%	06/01/2027	2,000	2,534,240
Oregon (State of) Department of Transportation, Series 2010, RB	5.83%	11/15/2034	1,000	1,447,800
Oregon State University, Series 2019, RB	4.05%	04/01/2052	6,000	6,466,020
Portland (Port of), OR (Portland International Airport), Series 2019, RB	4.24%	07/01/2049	1,000	1,027,670

				27,626,830

Pennsylvania-5.98%
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds	2.09%	11/01/2033	18,000	18,441,180
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds	2.34%	11/01/2037	38,000	38,484,500
Commonwealth Financing Authority, Series 2010 C2, RB	5.59%	06/01/2030	2,000	2,509,000
Commonwealth Financing Authority, Series 2019 A, RB	3.81%	06/01/2041	5,000	5,732,500
Commonwealth Financing Authority, Series 2019 A, RB, (INS - AGM)(a)	3.66%	06/01/2038	20,000	22,653,600
Kiski Area School District, Series 2010, GO Bonds(c)(d)	6.53%	09/01/2020	2,000	2,000,000
Pennsylvania (Commonwealth of), Series 2010 B, GO Bonds	4.65%	02/15/2026	4,955	5,568,974
Pennsylvania (State of) Higher Educational Facilities Authority, Series 2010, RB	6.14%	04/01/2030	1,000	1,262,100
Pennsylvania (State of) Higher Educational Facilities Authority, Series 2019 B, Ref. RB	2.97%	08/15/2045	7,000	7,383,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (State of) Turnpike Commission, Series 2009, RB	6.11%	12/01/2039	$1,443	$2,169,146
Pennsylvania (State of) Turnpike Commission, Series 2020 A, Ref. RB	3.42%	12/01/2041	5,000	5,328,400
Pennsylvania (State of) Turnpike Commission, Series 2020 A, Ref. RB	3.44%	12/01/2043	3,000	3,192,000
Quaker Valley School District, Series 2010, GO Bonds(c)(d)	5.96%	10/01/2020	1,000	1,004,470
School District of Philadelphia (The), Series 2010, GO Bonds	6.62%	06/01/2030	1,000	1,253,210
University of Pittsburgh-of the Commonwealth System of Higher Education, Series 2017 C, Ref. RB	3.01%	09/15/2041	2,750	3,017,163

				119,999,563

South Carolina-1.15%
South Carolina (State of) Public Service Authority, Series 2010 C, RB	6.45%	01/01/2050	9,050	14,389,228
South Carolina (State of) Public Service Authority, Series 2016 D, RB, (INS - AGM)(a)	2.39%	12/01/2023	1,355	1,404,701
South Carolina Student Loan Corp., Series 2020, RB	3.59%	12/01/2039	5,000	4,942,100
Williamsburg County Public Facilities Corp. (Williamsburg County), Series 2010, RB	6.53%	12/01/2030	2,250	2,272,163

				23,008,192

Tennessee-0.05%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Seris 2016 B, RB	4.05%	07/01/2026	1,000	1,093,530

Texas-9.03%
Beaumont (City of), TX, Series 2010 B, RB	6.01%	09/01/2030	1,500	1,506,165
Board of Regents of The University of Texas System, Series 2010 C, RB	4.64%	08/15/2030	10,000	12,560,900
Channelview Independent School District, Series 2010 B, GO Bonds, (CEP -Texas Permanent School Fund)	5.93%	08/15/2035	2,000	2,006,800
Dallas Convention Center Hotel Development Corp., Series 2009, RB	7.09%	01/01/2042	2,780	3,726,117
Dallas Independent School District, Series 2010 C, GO Bonds, (CEP -Texas Permanent School Fund)	6.45%	02/15/2035	5,170	5,299,664
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.89%	11/01/2021	11,820	11,981,579
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.88%	11/01/2022	5,690	5,822,349
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.94%	11/01/2023	5,800	5,982,178
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	1.33%	11/01/2025	3,250	3,264,918
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	1.65%	11/01/2026	2,400	2,414,040
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	2.92%	11/01/2050	20,000	20,004,600
Denison Independent School District, Series 2020, Ref. GO Bonds, (CEP -Texas Permanent School Fund)	2.74%	08/01/2041	10,000	10,640,200
Hallettsville Independent School District, Series 2010, GO Bonds, (CEP -Texas Permanent School Fund)	6.27%	08/15/2030	605	607,287
Hallettsville Independent School District, Series 2010, GO Bonds, (CEP -Texas Permanent School Fund)	6.47%	08/15/2035	1,000	1,003,910
North Texas Tollway Authority, Series 2009, RB	6.72%	01/01/2049	1,700	3,065,916
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.36%	02/01/2022	5,000	5,001,400
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.48%	02/01/2023	13,000	13,028,340
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.84%	02/01/2025	10,000	10,021,400
San Antonio Education Facilities Corp. (Trinity University), Series 2020, Ref. RB	3.24%	06/01/2050	10,000	10,020,000
Texas (State of), Series 2009, GO Bonds	5.52%	04/01/2039	9,680	14,654,843
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB	3.03%	08/15/2041	2,000	2,004,700
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.03%	04/01/2026	2,000	2,359,960
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.18%	04/01/2030	11,715	15,205,250
Texas A&M University, Series 2019 A, RB	4.20%	05/15/2048	2,500	2,862,500
Texas A&M University System Board of Regents, Series 2019 B, Ref. RB	2.62%	05/15/2029	3,000	3,290,370
University of Texas System (The), Series 2020 B, Ref. RB	2.44%	08/15/2049	7,500	7,771,575
Waco Educational Finance Corp. (Baylor University), Series 2020, Ref. RB	2.84%	03/01/2040	5,000	5,062,100

				181,169,061

Utah-0.32%
Salt Lake (County of), UT Municipal Building Authority, Series 2009, RB	5.82%	12/01/2029	500	631,105
Utah (State of), Series 2009 D, GO Bonds	4.55%	07/01/2024	575	629,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah-(continued)
Utah (State of), Series 2010 B, GO Bonds	3.54%	07/01/2025	$2,355	$2,583,411
Utah (State of) Transit Authority, Series 2009 B, RB	5.94%	06/15/2039	1,815	2,620,189

				6,463,876

Virgin Islands-0.36%
Virgin Islands (Government of) Water & Power Authority, Series 2010, RB, (INS - AGM)(a)	6.85%	07/01/2035	5,795	7,165,460

Washington-2.76%
Benton (County of), WA Public Utility District No. 1, Series 2010, RB	6.55%	11/01/2030	750	1,045,320
Central Puget Sound Regional Transit Authority, Series 2009 S-2T, RB	5.49%	11/01/2039	1,855	2,720,246
Cowlitz (County of), WA Public Utility District No. 1, Series 2010, RB	6.88%	09/01/2032	6,500	9,189,050
Douglas (County of), WA Public Utility District No. 1, Series 2010 1-B, RB	5.25%	09/01/2030	2,000	2,390,320
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.73%	01/01/2030	2,500	3,315,200
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.83%	01/01/2040	2,750	3,964,015
King (County of), WA, Series 2020 B, Ref. RB	1.30%	01/01/2028	15,990	16,027,257
King (County of), WA, Series 2020 B, Ref. RB	1.46%	01/01/2029	5,915	5,943,451
Seattle (Port of), WA, Series 2017, Ref. RB	3.76%	05/01/2036	500	527,435
Snohomish (County of), WA Public Hospital District No. 3, Series 2010, GO Bonds	6.33%	12/01/2035	1,000	1,009,860
Tacoma (City of), WA, Series 2010 B, RB	5.37%	12/01/2030	1,000	1,277,270
Tacoma (City of), WA, Series 2010 B, RB, (INS - AGM)(a)	5.79%	01/01/2032	2,570	3,434,394
Washington (State of), Series 2010, GO Bonds	5.09%	08/01/2033	2,000	2,662,520
Washington (State of) Biomedical Research Facilities 3, Series 2010 B, RB	6.42%	07/01/2030	1,435	1,874,382

				55,380,720

Wisconsin-0.98%
Wisconsin (State of), Series 2017 A, Ref. RB	3.95%	05/01/2036	3,000	3,355,080
Wisconsin (State of), Series 2019 1, Ref. GO Bonds	2.38%	05/01/2030	7,500	8,303,925
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	1.88%	05/01/2025	2,500	2,642,625
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	2.35%	05/01/2031	1,000	1,103,780
Wisconsin (State of), Series 2020 A, Ref. RB	2.50%	05/01/2032	2,000	2,168,160
Wisconsin (State of) Center District, Series 2020 B, Ref. RB, (INS - AGM)(a)	4.17%	12/15/2050	2,000	2,146,180

				19,719,750

Total Municipal Obligations (Cost $1,710,495,834)				1,881,635,794

U.S. Dollar Denominated Bonds & Notes-2.75%
California-0.79%
Claremont Mckenna College, Series 2019	3.38%	01/01/2050	7,500	8,388,495
Pepperdine University	3.30%	12/01/2059	5,000	5,434,973
University of Southern California, Series A	3.23%	10/01/2120	2,000	2,104,425

				15,927,893

Connecticut-0.19%
Wesleyan University	3.37%	07/01/2050	4,000	3,861,948

District of Columbia-0.15%
Association of American Medical Colleges	3.32%	10/01/2041	3,000	3,079,130

Maine-0.10%
Colby College	3.20%	07/01/2054	2,000	2,014,878

Massachusetts-0.22%
Whitehead Institute for Biomedical Research	3.28%	12/01/2050	4,000	4,336,782

Minnesota-0.13%
Mayo Clinic, Series 2016	4.13%	11/15/2052	2,000	2,630,748

New Hampshire-0.12%
Trustees of Dartmouth College	3.47%	06/01/2046	2,000	2,308,190

New York-0.87%
Ford Foundation (The)	2.42%	06/01/2050	3,000	3,102,065
Ford Foundation (The)	2.82%	06/01/2070	5,000	5,327,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Taxable Municipal Bond ETF (BAB)—(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Montefiore Medical Center	2.90%	04/20/2032	$1,170	$1,271,032
Montefiore Obligated Group, (INS - AGM)(a)	3.79%	09/01/2050	7,000	7,775,893

				17,476,867

Texas-0.18%
Baylor Scott & White Holdings	3.97%	11/15/2046	3,000	3,614,854

Total U.S. Dollar Denominated Bonds & Notes (Cost $50,669,900)				55,251,290

			Shares
Money Market Funds-4.50%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(f)(g) (Cost $90,139,484)			90,139,484	90,139,484

TOTAL INVESTMENTS IN SECURITIES(h)-101.06% (Cost $1,851,305,218)				2,027,026,568
OTHER ASSETS LESS LIABILITIES-(1.06%)				(21,165,809)

NET ASSETS-100.00%				$2,005,860,759

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to crossover refunding.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2020.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$21,268,011	$829,375,166	$(760,503,693)	$-	$-	$90,139,484	$342,090

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(h)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp	8.13%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Treasury Collateral ETF (CLTL)

August 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.97%
U.S. Treasury Bills-60.87%(a)
0.08%, 09/01/2020	$1,782,000	$1,782,000
0.09%–0.17%, 10/01/2020	26,481,000	26,478,959
0.08%, 10/06/2020	9,654,000	9,653,179
0.01%–1.49%, 10/08/2020	33,669,900	33,666,915
0.08%, 10/13/2020	9,654,000	9,652,986
0.09%–0.15%, 10/15/2020	28,134,000	28,130,905
0.09%–0.16%, 10/22/2020	29,712,800	29,708,801
0.09%–0.16%, 10/29/2020	24,684,000	24,680,321
0.04%–1.48%, 11/05/2020	33,563,000	33,557,395
0.09%–0.16%, 11/12/2020	29,789,000	29,783,340
0.10%–0.16%, 11/19/2020	24,002,000	23,996,865
0.10%–0.16%, 11/27/2020	23,291,000	23,285,301
0.09%–0.16%, 12/03/2020	27,675,000	27,667,136
0.10%–0.15%, 12/10/2020	14,903,000	14,898,757
0.10%–0.14%, 12/17/2020	13,610,000	13,605,854
0.10%–0.15%, 12/24/2020	19,868,000	19,861,079
0.10%–0.16%, 12/31/2020	29,571,000	29,560,067
0.09%–0.11%, 01/07/2021	13,811,100	13,805,453
0.09%, 01/14/2021	14,068,000	14,061,933
0.10%–0.13%, 01/21/2021	14,868,400	14,862,242
0.10%–0.17%, 01/28/2021	14,884,000	14,877,840
0.10%, 02/04/2021	14,067,000	14,060,447
0.10%, 02/11/2021	14,067,000	14,060,312
0.11%, 02/18/2021	14,067,000	14,059,693
0.11%–0.39%, 02/25/2021	19,560,000	19,548,941
0.12%, 03/04/2021	14,067,000	14,058,821
0.12%–0.17%, 03/25/2021	25,098,000	25,081,207
0.12%–0.17%, 04/22/2021	16,737,000	16,724,001
0.12%–0.16%, 06/17/2021	15,874,000	15,858,708

		571,029,458

	Principal Amount	Value
U.S. Treasury Notes-39.10%
2.75%, 09/30/2020	$2,924,000	$2,930,136
1.63%, 10/15/2020	19,941,000	19,977,298
1.38% - 2.88%, 10/31/2020	70,295,000	70,503,751
1.75% - 2.63%, 11/15/2020	20,558,000	20,646,016
1.63% - 2.75%, 11/30/2020	44,539,000	44,757,538
1.88%, 12/15/2020	11,783,000	11,842,256
1.75% - 2.50%, 12/31/2020	28,820,000	29,009,799
2.00%, 01/15/2021	6,477,000	6,521,771
1.38% - 2.13%, 01/31/2021	23,566,000	23,722,553
2.25% - 3.63%, 02/15/2021	24,065,000	24,351,421
1.13% - 2.50%, 02/28/2021	38,898,000	39,261,822
2.25%, 03/31/2021	12,872,000	13,025,609
2.25%, 04/30/2021	13,357,000	13,545,208
2.63%, 05/15/2021	4,320,000	4,395,234
2.00%, 05/31/2021	14,903,000	15,106,712
1.13% - 2.13%, 06/30/2021	26,911,000	27,227,834

		366,824,958

Total U.S. Treasury Securities (Cost $937,203,997)		937,854,416

	Shares
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(b)(c) (Cost $221,238)	221,238	221,238

TOTAL INVESTMENTS IN SECURITIES-99.99% (Cost $937,425,235)		938,075,654
OTHER ASSETS LESS LIABILITIES-0.01%		93,853

NET ASSETS-100.00%		$938,169,507

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$64,329,631	$(64,108,393)	$-	$-	$221,238	$8,878

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Variable Rate Preferred ETF (VRP)

August 31, 2020

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-72.66%
Automobiles-0.72%
General Motors Financial Co., Inc.
Series A, 5.75%(b)(c)(d)	$7,140,000	$6,984,332
Series B, 6.50%(b)(c)(d)	3,515,000	3,561,569

		10,545,901

Banks-35.53%
Bank of America Corp.
Series AA, 6.10%(c)(d)	13,180,000	14,797,779
Series DD, 6.30%(c)(d)	7,095,000	8,208,420
Series FF, 5.88%(c)(d)	16,355,000	17,994,019
Series JJ, 5.13%(c)(d)	7,225,000	7,620,099
Series MM, 4.30%(c)(d)	7,775,000	7,701,215
Series U, 5.20%(b)(c)(d)	7,191,000	7,429,863
Series X, 6.25%(c)(d)	13,865,000	15,100,892
Series Z, 6.50%(c)(d)	9,738,000	11,005,546
Citigroup, Inc.
5.90%(c)(d)	5,325,000	5,644,287
Series A, 5.95%(c)(d)	10,616,000	11,125,249
Series D, 5.35%(b)(c)(d)	8,585,000	8,803,832
Series M, 6.30%(c)(d)	12,335,000	13,221,270
Series P, 5.95%(c)(d)	13,912,000	15,028,358
Series Q, 4.38% (3 mo. USD LIBOR + 4.10%)(d)(e)	8,783,000	8,742,291
Series R, 6.13%(c)(d)	10,413,000	10,477,544
Series T, 6.25%(c)(d)	10,702,000	12,155,706
Series U, 5.00%(c)(d)	10,650,000	10,778,291
Series V, 4.70%(c)(d)	10,600,000	10,566,875
Citizens Financial Group, Inc., Series F, 5.65%(c)(d)	2,880,000	3,096,000
Comerica, Inc., 5.63%(b)(c)(d)	2,900,000	3,168,279
Fifth Third Bancorp
5.10%(c)(d)	4,225,000	4,031,036
Series L, 4.50%(c)(d)	2,390,000	2,453,335
Huntington Bancshares, Inc.
Series E, 5.70%(c)(d)	3,629,000	3,458,283
Series F, 5.63%(c)(d)	3,680,000	4,121,600
Series G, 4.45%(c)(d)	3,485,000	3,511,068

	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
Series CC, 4.63%(b)(c)(d)	$8,975,000	$8,845,227
Series FF, 5.00%(c)(d)	15,871,000	16,310,826
Series HH, 4.60%(c)(d)	21,375,000	21,481,875
Series I, 3.74% (3 mo. USD LIBOR + 3.47%)(d)(e)	20,741,000	20,119,035
Series II, 4.00%(c)(d)	10,350,000	9,826,031
Series Q, 5.15%(c)(d)	10,495,000	10,671,640
Series R, 6.00%(c)(d)	10,590,000	11,175,214
Series S, 6.75%(c)(d)	14,130,000	15,795,137
Series U, 1.20% (3 mo. USD LIBOR + 0.95%), 02/02/2037(e)	2,340,000	1,911,311
Series U, 6.13%(c)(d)	7,190,000	7,691,709
Series V, 3.62% (3 mo. USD LIBOR + 3.32%)(d)(e)	17,519,000	16,655,540
Series W, 1.28% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	4,274,000	3,294,450
Series X, 6.10%(c)(d)	11,003,000	11,822,925
Series Z, 4.05% (3 mo. USD LIBOR + 3.80%)(d)(e)	14,240,000	14,193,222
KeyCorp, Series D, 5.00%(c)(d)	3,815,000	3,902,878
M&T Bank Corp.
Series E, 6.45%(c)(d)	2,490,000	2,703,381
Series F, 5.13%(c)(d)	3,620,000	3,816,512
Series G, 5.00%(c)(d)	2,825,000	2,934,469
PNC Financial Services Group, Inc. (The)
Series O, 6.75%(c)(d)	7,005,000	7,243,156
Series R, 4.85%(c)(d)	3,595,000	3,701,430
Series S, 5.00%(c)(d)	3,750,000	4,002,429
Regions Financial Corp., Series D, 5.75%(b)(c)(d)	2,530,000	2,751,375
Truist Financial Corp.
Series L, 5.05%(c)(d)	5,250,000	5,246,066
Series M, 5.13%(c)(d)	3,480,000	3,617,861
Series N, 4.80%(c)(d)	12,100,000	12,565,330
Series P, 4.95%(c)(d)	7,200,000	7,811,064
Series Q, 5.10%(c)(d)	7,100,000	7,810,000
U.S. Bancorp
Series I, 5.13%(b)(c)(d)	5,290,000	5,307,721
Series J, 5.30%(c)(d)	7,040,000	7,642,986
USB Capital IX, 3.50% (3 mo. USD LIBOR + 1.02%)(d)(e)	4,780,000	4,268,516
Wachovia Capital Trust III, 5.57% (3 mo. USD LIBOR + 0.93%)(d)(e)	17,599,000	17,718,145
Wells Fargo & Co.
Series S, 5.90%(c)(d)	13,964,000	14,673,242
Series U, 5.88%(c)(d)	14,096,000	15,565,138

		523,316,978

Capital Markets-9.69%
Bank of New York Mellon Corp. (The)
Series D, 4.50%(b)(c)(d)	3,595,000	3,543,574
Series E, 3.73% (3 mo. USD LIBOR + 3.42%)(d)(e)	7,240,000	7,220,927
Series F, 4.63%(c)(d)	7,111,000	7,441,374
Series G, 4.70%(c)(d)	7,190,000	7,826,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Variable Rate Preferred ETF (VRP)—(continued)

August 31, 2020

	Principal Amount	Value
Capital Markets-(continued)
Charles Schwab Corp. (The)
7.00%(c)(d)	$2,810,000	$3,000,799
Series E, 4.63%(c)(d)	4,235,000	4,278,663
Series F, 5.00%(b)(c)(d)	3,615,000	3,744,927
Series G, 5.38%(c)(d)	17,400,000	19,140,000
E*TRADE Financial Corp.
Series A, 5.88%(b)(c)(d)	2,885,000	3,135,634
Series B, 5.30%(b)(c)(d)	2,050,000	2,053,136
Goldman Sachs Capital II, 4.00% (3 mo. USD LIBOR + 0.77%)(b)(d)(e)	5,607,000	5,162,673
Goldman Sachs Group, Inc. (The)
Series M, 4.17% (3 mo. USD LIBOR + 3.92%)(d)(e)	14,405,000	14,260,950
Series O, 5.30%(c)(d)	4,455,000	4,806,019
Series P, 5.00%(b)(c)(d)	10,410,000	10,052,150
Series Q, 5.50%(c)(d)	3,550,000	3,845,580
Series R, 4.95%(c)(d)	4,300,000	4,455,051
Mellon Capital IV, Series 1, 4.00% (3 mo. USD LIBOR + 0.57%)(d)(e)	3,580,000	3,562,100
Morgan Stanley
Series H, 3.89% (3 mo. USD LIBOR + 3.61%)(d)(e)	9,274,000	8,875,279
Series J, 4.09% (3 mo. USD LIBOR + 3.81%)(d)(e)	10,590,000	10,496,803
Northern Trust Corp., Series D, 4.60%(c)(d)	3,620,000	3,747,460
State Street Corp.
1.31% (3 mo. USD LIBOR + 1.00%), 06/15/2047(e)	3,636,000	2,986,987
Series F, 5.25%(c)(d)	5,350,000	5,379,425
Series H, 5.63%(c)(d)	3,540,000	3,647,220

		142,663,046

Consumer Finance-1.74%
American Express Co.
Series B, 3.71% (3 mo. USD LIBOR + 3.43%)(b)(d)(e)	5,455,000	5,194,524
Series C, 3.60% (3 mo. USD LIBOR + 3.29%)(d)(e)	6,133,000	5,697,680
Capital One Financial Corp., Series E, 4.05% (3 mo. USD LIBOR + 3.80%)(d)(e)	7,388,000	6,701,382
Discover Financial Services
Class C, 5.50%(c)(d)	4,130,000	4,054,179
Series D, 6.13%(c)(d)	3,695,000	3,993,925

		25,641,690

Diversified Financial Services-0.63%
Equitable Holdings, Inc., Series B, 4.95%(c)(d)	3,580,000	3,689,011
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/2043(c)	2,864,000	2,956,748
5.25%, 04/20/2046(c)	2,470,000	2,694,940

		9,340,699

Electric Utilities-1.50%
Duke Energy Corp., 4.88%(c)(d)	7,175,000	7,579,337

	Principal Amount	Value
Electric Utilities-(continued)
NextEra Energy Capital Holdings, Inc. 2.36% (3 mo. USD LIBOR + 2.07%), 10/01/2066(e)	$2,497,000	$2,051,898
4.80%, 12/01/2077(c)	3,970,000	4,288,048
5.65%, 05/01/2079(c)	3,550,000	4,058,915
Southern Co. (The), Series B, 5.50%, 03/15/2057(c)	3,921,000	4,046,375

		22,024,573

Industrial Conglomerates-2.12%
General Electric Co., Series D, 5.00%(c)(d)	39,964,000	31,215,585

Insurance-7.41%
Aegon N.V. (Netherlands), 5.50%, 04/11/2048(c)	5,475,000	6,108,678
Allstate Corp. (The), Series B, 5.75%, 08/15/2053(c)	5,654,000	6,065,626
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(c)	5,329,000	5,889,896
AXIS Specialty Finance LLC, 4.90%, 01/15/2040(c)	2,909,000	2,858,842
Enstar Finance LLC, 5.75%, 09/01/2040(c)	2,390,000	2,451,200
Everest Reinsurance Holdings, Inc., 2.67% (3 mo. USD LIBOR + 2.38%), 05/15/2037(e)	1,724,000	1,469,226
Lincoln National Corp. 2.64% (3 mo. USD LIBOR + 2.36%), 05/17/2066(e)	5,205,000	3,913,874
2.31% (3 mo. USD LIBOR + 2.04%), 04/20/2067(e)	3,560,000	2,532,164
Markel Corp., 6.00%(c)(d)	4,320,000	4,638,600
MetLife, Inc.
Series C, 3.89% (3 mo. USD LIBOR + 3.58%)(d)(e)	10,775,000	10,647,047
Series D, 5.88%(c)(d)	3,515,000	3,900,246
Principal Financial Group, Inc., 3.32% (3 mo. USD LIBOR + 3.04%), 05/15/2055(e)	2,843,000	2,600,620
Progressive Corp. (The), Series B, 5.38%(c)(d)	3,540,000	3,577,135
Prudential Financial, Inc.
5.88%, 09/15/2042(c)	7,072,000	7,564,422
5.63%, 06/15/2043(c)	10,728,000	11,535,149
5.20%, 03/15/2044(c)	3,560,000	3,772,857
5.38%, 05/15/2045(c)	7,222,000	7,944,586
4.50%, 09/15/2047(c)	5,250,000	5,671,911
5.70%, 09/15/2048(b)(c)	7,140,000	8,250,349
3.70%, 10/01/2050(c)	5,700,000	5,886,846
Reinsurance Group of America, Inc., 2.98% (3 mo. USD LIBOR + 2.67%), 12/15/2065(e)	2,230,000	1,840,854

		109,120,128

Machinery-0.38%
Stanley Black & Decker, Inc., 4.00%, 03/15/2060(c)	5,325,000	5,592,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco Variable Rate Preferred ETF (VRP)—(continued)

August 31, 2020

	Principal Amount	Value
Media-0.61%
ViacomCBS, Inc.
5.88%, 02/28/2057(c)	$3,655,000	$3,799,007
6.25%, 02/28/2057(c)	4,671,000	5,218,535

		9,017,542

Multi-Utilities-2.09%
CenterPoint Energy, Inc., Series A, 6.13%(c)(d)	5,712,000	5,815,113
CMS Energy Corp., 4.75%, 06/01/2050(c)	3,600,000	3,913,182
Dominion Energy, Inc.
Series A, 5.75%, 10/01/2054(c)	4,875,000	5,223,421
Series B, 4.65%(b)(c)(d)	5,890,000	5,985,998
Sempra Energy, 4.88%(c)(d)	6,500,000	6,809,400
WEC Energy Group, Inc., 2.39% (3 mo. USD LIBOR + 2.11%), 05/15/2067(e)	3,616,000	2,994,537

		30,741,651

Oil, Gas & Consumable Fuels-8.79%
BP Capital Markets PLC (United Kingdom)
4.38%(c)(d)	17,625,000	18,550,312
4.88%(c)(d)	17,725,000	19,403,557
Enbridge, Inc. (Canada)
5.50%, 07/15/2077(c)	7,240,000	7,092,580
6.25%, 03/01/2078(c)	6,020,000	6,194,249
Series 20-A, 5.75%, 07/15/2080(c)	7,100,000	7,486,147
Energy Transfer Operating L.P.
Series A, 6.25%(c)(d)	6,745,000	4,926,852
Series G, 7.13%(c)(d)	7,900,000	6,905,785
Enterprise Products Operating LLC
5.38%, 02/15/2078(c)	4,951,000	4,521,525
Series D, 4.88%, 08/16/2077(c)	4,985,000	4,409,257
Series E, 5.25%, 08/16/2077(c)	7,089,000	6,817,810
Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	5,628,000	3,945,273
TransCanada PipeLines Ltd. (Canada), 2.49% (3 mo. USD LIBOR + 2.21%), 05/15/2067(e)	7,358,000	5,270,704
Transcanada Trust (Canada)
5.63%, 05/20/2075(c)	5,450,000	5,661,603
5.30%, 03/15/2077(c)	10,605,000	10,858,937
5.50%, 09/15/2079(c)	7,675,000	8,187,268
Series 16-A, 5.88%, 08/15/2076(c)	8,472,000	9,265,775

		129,497,634

Trading Companies & Distributors-0.29%
AerCap Holdings N.V. (Ireland), 5.88%, 10/10/2079(c)	5,218,000	4,222,953

Wireless Telecommunication Services-1.16%
Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(c)	14,215,000	17,114,117

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,072,588,206)		1,070,054,861

	Shares
Preferred Stocks-26.34%
Banks-8.14%
Banco Santander S.A., Series 6, Pfd., (3 mo. USD LIBOR + 0.52%), 4.00% (Spain)(b)(e)	101,525	2,341,166

	Shares	Value
Banks-(continued)
Bank of America Corp.
Series 2, Pfd., (3 mo. USD LIBOR + 0.65%), 3.00%(e)	85,783	$1,831,467
Series 4, Pfd., (3 mo. USD LIBOR + 0.75%), 4.00%(b)(e)	61,004	1,510,459
Series 5, Pfd., (3 mo. USD LIBOR + 0.50%), 4.00%(e)	120,682	2,937,400
Series E, Pfd., (3 mo. USD LIBOR + 0.35%), 4.00%(b)(e)	91,104	2,259,379
Series K, Pfd., 6.45%(b)(c)	302,269	8,067,560
Citigroup, Inc.
Series K, Pfd., 6.88%(b)(c)	430,166	12,165,094
Series J, Pfd., 7.13%(c)	273,813	7,825,576
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(b)(c)	86,601	2,333,031
F.N.B. Corp., Pfd., 7.25%(c)	32,056	923,213
Fifth Third Bancorp, Series I, Pfd., 6.63%(b)(c)	128,977	3,630,703
First Horizon National Corp., Series D, Pfd., 6.10%(c)	29,206	778,340
Heartland Financial USA, Inc., Series E, Pfd., 7.00%(b)(c)	33,112	888,726
KeyCorp, Series E, Pfd., 6.13%(c)	144,307	4,291,690
People’s United Financial, Inc., Series A, Pfd., 5.63%(c)	70,797	1,883,200
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(c)	431,593	11,454,478
Regions Financial Corp.
Series C, Pfd., 5.70%(c)	143,154	3,886,631
Series B, Pfd., 6.38%(b)(c)	144,394	3,978,055
Synovus Financial Corp.
Series E, Pfd., 5.88%(c)	100,485	2,509,110
Series D, Pfd., 6.30%(c)	57,656	1,500,786
Truist Financial Corp., Series I, Pfd., (3 mo. USD LIBOR + 0.53%), 4.00%(b)(e)	47,903	1,207,156
U.S. Bancorp
Series B, Pfd., (3 mo. USD LIBOR + 0.60%), 3.50%(e)	291,210	6,429,917
Series F, Pfd., 6.50%(c)	322,881	8,695,185
Valley National Bancorp
Series B, Pfd., 5.50%(c)	29,300	715,213
Series A, Pfd., 6.25%(c)	32,567	908,294
Wells Fargo & Co.
Series Q, Pfd., 5.85%(c)	496,767	12,960,651
Series R, Pfd., 6.63%(c)	242,482	6,685,229
WesBanco, Inc., Series A, Pfd., 6.75%(b)(c)	40,000	1,052,000
Wintrust Financial Corp.
Series D, Pfd., 6.50%(c)	35,808	932,440
Series E, Pfd., 6.88%(c)	82,214	2,186,070
Zions Bancorporation N.A., Series G, Pfd., 6.30%(c)	39,722	1,074,480

		119,842,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco Variable Rate Preferred ETF (VRP)—(continued)

August 31, 2020

	Shares	Value
Capital Markets-5.19%
Goldman Sachs Group, Inc. (The)
Series A, Pfd., (3 mo. USD LIBOR + 0.75%), 3.75%(e)	216,295	$4,827,704
Series C, Pfd., (3 mo. USD LIBOR + 0.75%), 4.00%(b)(e)	57,307	1,366,772
Series D, Pfd., (3 mo. USD LIBOR + 0.67%), 4.00%(e)	389,738	9,065,306
Series J, Pfd., 5.50%(c)	287,005	7,772,095
Series K, Pfd., 6.38%(c)	203,001	5,659,668
Morgan Stanley
Series A, Pfd., (3 mo. USD LIBOR + 0.70%), 4.00%(e)	317,292	7,402,422
Series K, Pfd., 5.85%(c)	289,441	8,173,814
Series I, Pfd., 6.38%(b)(c)	287,584	8,112,745
Series F, Pfd., 6.88%(c)	245,701	6,931,225
Series E, Pfd., 7.13%(b)(c)	248,867	7,177,324
State Street Corp.
Series G, Pfd., 5.35%(c)	143,974	3,999,598
Series D, Pfd., 5.90%(c)	214,548	5,908,652

		76,397,325

Consumer Finance-1.28%
GMAC Capital Trust I, Series 2, Pfd., (3 mo. USD LIBOR + 5.79%), 6.07%(e)	769,177	18,867,912

Diversified Financial Services-1.40%
Citigroup Capital XIII, Pfd., (3 mo. USD LIBOR + 6.37%), 6.64%(e)	647,840	17,459,288
Compass Diversified Holdings, Series B, Pfd., 7.88%(c)	28,669	671,715
Voya Financial, Inc., Series B, Pfd., 5.35%(c)	86,883	2,446,625

		20,577,628

Electric Utilities-0.41%
SCE Trust III, Series H, Pfd., 5.75%(c)	79,713	1,831,805
SCE Trust IV, Series J, Pfd., 5.38%(b)(c)	94,477	2,174,860
SCE Trust V, Series K, Pfd., 5.45%(c)	86,720	2,012,771

		6,019,436

Food Products-0.47%
CHS, Inc.
Series 3, Pfd., 6.75%(c)	142,264	3,748,656
Series 2, Pfd., 7.10%(c)	121,125	3,249,784

		6,998,440

Insurance-2.94%
Aegon N.V., Series 1, Pfd., (3 mo. USD LIBOR + 0.88%), 4.00% (Netherlands)(b)(e)	72,144	1,792,057
Allstate Corp. (The), Pfd., 5.10%(c)	144,705	3,892,565
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	114,718	2,742,907
Series B, Pfd., 6.63%(c)	82,920	2,113,631
Argo Group International Holdings Ltd., Pfd., 7.00%(c)	43,146	1,099,792
Aspen Insurance Holdings Ltd., Pfd., 5.95% (Bermuda)(c)	78,877	1,956,150
Athene Holding Ltd.
Series A, Pfd., 6.35%(c)	249,450	6,652,831
Series C, Pfd., 6.38%(c)	171,988	4,655,715

	Shares	Value
Insurance-(continued)
Enstar Group Ltd., Series D, Pfd., 7.00% (Bermuda)(c)	114,819	$3,064,519
Hartford Financial Services Group, Inc. (The), Pfd., 7.88%(c)	172,204	4,849,265
MetLife, Inc., Series A, Pfd., (3 mo. USD LIBOR + 1.00%), 4.00%(b)(e)	171,962	4,266,377
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	115,263	3,151,290
Pfd., 6.20%(c)	115,311	3,103,019

		43,340,118

Marine-0.07%
Atlas Corp., Series I, Pfd., 8.00% (Canada)(c)	42,698	981,627

Mortgage REITs-2.83%
AG Mortgage Investment Trust, Inc., Series C, Pfd., 8.00%(c)	32,872	478,288
AGNC Investment Corp.
Series F, Pfd., 6.13%(c)	164,753	3,711,885
Series E, Pfd., 6.50%(c)	115,443	2,689,822
Series D, Pfd., 6.88%(c)	67,063	1,591,405
Series C, Pfd., 7.00%(b)(c)	93,124	2,279,676
Annaly Capital Management, Inc.
Series G, Pfd., 6.50%(c)	121,998	2,642,477
Series I, Pfd., 6.75%(b)(c)	126,566	2,971,770
Series F, Pfd., 6.95%(b)(c)	206,362	4,760,771
Chimera Investment Corp.
Series C, Pfd., 7.75%(c)	74,512	1,534,947
Series B, Pfd., 8.00%(c)	93,319	2,021,290
Series D, Pfd., 8.00%(c)	57,828	1,237,519
Dynex Capital, Inc., Series C, Pfd., 6.90%(c)	32,012	727,953
Ellington Financial, Inc., Pfd., 6.75%(c)	32,302	700,630
Exantas Capital Corp., Pfd., 8.63%(c)	33,234	500,836
MFA Financial, Inc., Series C, Pfd., 6.50%(c)	11,820	227,062
New Residential Investment Corp.
Series C, Pfd., 6.38%(b)(c)	116,031	2,296,254
Series B, Pfd., 7.13%(b)(c)	80,097	1,749,318
Series A, Pfd., 7.50%(c)	44,448	1,033,860
New York Mortgage Trust, Inc.
Series E, Pfd., 7.88%(c)	49,603	1,028,766
Series D, Pfd., 8.00%(c)	38,487	812,076
PennyMac Mortgage Investment Trust
Series B, Pfd., 8.00%(c)	55,823	1,380,503
Series A, Pfd., 8.13%(c)	32,774	817,711
Two Harbors Investment Corp.
Series C, Pfd., 7.25%(c)	84,716	1,780,730
Series B, Pfd., 7.63%(b)(c)	82,073	1,809,710
Series A, Pfd., 8.13%(c)	41,317	946,986

		41,732,245

Multi-Utilities-0.81%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	100,397	2,754,894
Pfd., 6.88% (Canada)(c)	82,809	2,291,325
Integrys Holding, Inc., Pfd., 6.00%(c)	112,550	3,057,984
NiSource, Inc., Series B, Pfd., 6.50%(c)	143,459	3,910,692

		12,014,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco Variable Rate Preferred ETF (VRP)—(continued)

August 31, 2020

	Shares	Value
Oil, Gas & Consumable Fuels-2.01%
Altera Infrastructure L.P., Series E, Pfd., 8.88%(c)	33,927	$573,366
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	45,941	852,206
Series C, Pfd., 7.95%(c)	31,283	591,249
Enbridge, Inc., Series B, Pfd., 6.38% (Canada)(c)	172,864	4,463,348
Energy Transfer Operating L.P.
Series C, Pfd., 7.38%(c)	129,244	2,617,191
Series E, Pfd., 7.60%(c)	228,045	4,868,761
Series D, Pfd., 7.63%(c)	127,288	2,573,763
GasLog Partners L.P.
Series B, Pfd., 8.20% (Greece)(c)	32,734	518,834
Series C, Pfd., 8.50% (Greece)(c)	28,464	468,233
Series A, Pfd., 8.63% (Greece)(c)	40,811	701,945
NGL Energy Partners L.P., Series B, Pfd., 9.00%(c)	94,247	1,314,746
NuStar Energy L.P.
Series B, Pfd., 7.63%(c)	109,077	1,860,854
Series A, Pfd., 8.50%(c)	63,568	1,200,799
Series C, Pfd., 9.00%(c)	49,405	995,017
NuStar Logistics L.P., Pfd., (3 mo. USD LIBOR + 6.73%), 7.01%(b)(e)	114,567	2,354,352
Targa Resources Partners L.P., Series A, Pfd., 9.00%(c)	35,398	865,481
Teekay LNG Partners L.P., Series B, Pfd., 8.50% (Bermuda)(c)	49,836	1,186,097
Tsakos Energy Navigation Ltd.
Series E, Pfd., 9.25% (Greece)(c)	33,351	667,020
Series F, Pfd., 9.50% (Greece)(c)	43,445	874,982

		29,548,244

Thrifts & Mortgage Finance-0.33%
Merchants Bancorp, Series B, Pfd., 6.00%(b)(c)	35,742	891,763
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(c)	148,493	4,021,190

		4,912,953

	Shares	Value
Trading Companies & Distributors-0.46%
Air Lease Corp., Series A, Pfd., 6.15%(b)(c)	71,919	$1,685,781
Fortress Transportation & Infrastructure Investors LLC, Series B, Pfd., 8.00%(c)	32,924	617,654
WESCO International, Inc., Series A, Pfd., 10.63%(c)	159,998	4,443,145

		6,746,580

Total Preferred Stocks (Cost $407,840,178)		387,980,102

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.00% (Cost $1,480,428,384)		1,458,034,963

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.36%
Invesco Private Government Fund, 0.03%(f)(g)(h)	26,063,360	26,063,360
Invesco Private Prime Fund, 0.14%(f)(g)(h)	8,686,264	8,688,001

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $34,751,362)		34,751,361

TOTAL INVESTMENTS IN SECURITIES-101.36% (Cost $1,515,179,746)		1,492,786,324
OTHER ASSETS LESS LIABILITIES-(1.36)%		(19,978,880)

NET ASSETS-100.00%		$1,472,807,444

Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
REIT	-Real Estate Investment Trust
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Variable Rate Preferred ETF (VRP)—(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$166,680,518	$(166,680,518)	$-	$-	$-	$50,785
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	31,744,202	189,278,585	(221,022,787)	-	-	-	335,128	*
Invesco Liquid Assets Portfolio, Institutional Class	10,598,241	54,944,895	(65,536,582)	(47)	(6,507)	-	126,096	*
Invesco Private Government Fund	-	194,632,600	(168,569,240)	-	-	26,063,360	4,251	*
Invesco Private Prime Fund	-	26,954,603	(18,267,576)	(1)	975	8,688,001	2,724	*

Total	$42,342,443	$632,491,201	$(640,076,703)	$(48)	$(5,532)	$34,751,361	$518,984

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco VRDO Tax-Free Weekly ETF (PVI)

August 31, 2020

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.81%
Arizona-5.32%
Arizona (State of) Health Facilities Authority (Banner Health), Series 2008 F, VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	0.07%	01/01/2029	$150	$150,000
Arizona (State of) Health Facilities Authority (Catholic Healthcare West Loan Program), Series 2005 B, VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	0.10%	07/01/2035	2,500	2,500,000

				2,650,000

California-5.01%
Bay Area Toll Authority, Series 2007 G1, VRD RB, (LOC - Bank of America N.A.)(a)(b)	0.04%	04/01/2047	1,000	1,000,000
Los Angeles (City of), CA Department of Water, Series 2001 B-1, VRD RB(a)	0.03%	07/01/2035	1,500	1,500,000

				2,500,000

Colorado-4.61%
Colorado Springs (City of), CO, Series 2006 B, VRD RB(a)	0.11%	11/01/2036	2,300	2,300,000

Florida-6.02%
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	0.09%	09/01/2035	1,500	1,500,000
West Palm Beach (City of), FL, Series 2008 C, VRD RB, (INS - AGC)(a)(c)	0.11%	10/01/2038	1,500	1,500,000

				3,000,000

Indiana-5.01%
Indianapolis (City of), IN, Series 2008, VRD RB, (LOC - Fannie Mae)(a)(b)	0.06%	05/15/2038	2,500	2,500,000

Louisiana-4.61%
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	0.10%	09/01/2033	2,000	2,000,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health), Series 2009 B2, Ref. VRD RB, (LOC - Bank of New York Mellon)(a)(b)	0.08%	07/01/2047	300	300,000

				2,300,000

Maryland-4.41%
Washington (State of) Suburban Sanitary District, Series 2015 A-2, VRD GO BAN(a)	0.09%	06/01/2023	2,200	2,200,000

Massachusetts-9.63%
Massachusetts (State of) Health & Educational Facilities Authority (Partners Healthcare), Series 1997 P1, VRD RB(a)	0.09%	07/01/2027	2,500	2,500,000
University of Massachusetts Building Authority, Series 2008 1, VRD RB(a)	0.08%	05/01/2038	2,300	2,300,000

				4,800,000

Michigan-3.01%
Michigan (State of) Building Authority (Facilities Program), Series 2007, Ref. VRD RB, (LOC - Citibank N.A.)(a)(b)	0.10%	10/15/2042	1,500	1,500,000

Missouri-5.42%
Kansas City (City of), MO (H Roe Bartle), Series 2008 F, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking)(a)(b)	0.09%	04/15/2025	300	300,000
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB(a)	0.07%	05/15/2038	2,400	2,400,000

				2,700,000

Nevada-5.01%
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, (LOC - Bank of America N.A.)(a)(b)	0.09%	07/01/2029	2,500	2,500,000

New York-16.95%
Battery Park (City of), NY Authority, Series 2019 D-1, Ref. VRD RB(a)	0.07%	11/01/2038	1,500	1,500,000
Build NYC Resource Corp., Series 2015, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	0.09%	04/01/2045	2,500	2,500,000
Nassau (County of), NY Interim Finance Authority, Series 2008 B, VRD RB(a)	0.07%	11/15/2021	1,600	1,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco VRDO Tax-Free Weekly ETF (PVI)–(continued)

August 31, 2020

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Housing Finance Agency (222 East 44th Street Housing), Series 2015 A, VRD RB, (LOC - Bank of China Ltd.)(a)(b)	0.10%	05/01/2050	$1,450	$1,450,000
New York State Urban Development Corp., Series 2008 A-1, Ref. VRD RB, (LOC - Wells Fargo Bank N.A.)(a)(b)	0.08%	01/01/2030	1,400	1,400,000

				8,450,000

North Carolina-0.20%
Charlotte (City of), NC, Series 2006 B, VRD RB(a)	0.08%	07/01/2036	100	100,000

Ohio-5.02%
Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB(a)	0.08%	11/15/2041	2,500	2,500,000

Pennsylvania-4.01%
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group), Series 2019 D, Ref. VRD RB(a)	0.14%	06/01/2037	2,000	2,000,000

Tennessee-2.34%
Sevier (County of), TN Public Building Authority, Series 2010 D-1, VRD RB, (LOC - Bank of America N.A.)(a)(b)	0.11%	06/01/2026	1,165	1,165,000

Texas-6.42%
Houston (City of), TX, Series 2010, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	0.10%	07/01/2030	2,500	2,500,000
University of Texas System Board of Regents, Series 2008 B, VRD RB(a)	0.06%	08/01/2025	700	700,000

				3,200,000

Washington-3.81%
Washington (State of) Higher Education Facilities Authority (Whitman College), Series 2004, VRD Ref. RB(a)	0.10%	10/01/2029	1,900	1,900,000

TOTAL INVESTMENTS IN SECURITIES(d)-96.81% (Cost $48,265,000)				48,265,000
OTHER ASSETS LESS LIABILITIES-3.19%				1,590,428

NET ASSETS-100.00%				$49,855,428

Investment Abbreviations:

AGC -Assured Guaranty Corp.

BAN -Bond Anticipation Notes

GO  -General Obligation

INS  -Insurer

LOC -Letter of Credit

RB   -Revenue Bonds

Ref. -Refunding

VRD -Variable Rate Demand

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2020.

(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Bank of America N.A	9.67%
JPMorgan Chase Bank, N.A	9.63%
TD Bank, N.A	8.29%
Barclays Bank PLC	5.18%
Fannie Mae	5.18%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Statements of Assets and Liabilities

August 31, 2020

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Assets:
Unaffiliated investments in securities, at value(a)	$203,557,214	$442,797,052	$751,473,222	$746,327,688	$62,932,177
Affiliated investments in securities, at value	115,706	-	17,685,863	26,362,944	824,220
Cash	-	5,604,410	-	-	-
Deposits with brokers:
Cash segregated as collateral	1,102,297	-	-	-	-
Receivable for:
Dividends and interest	273,690	3,622,749	1,016,875	10,201,900	567,396
Securities lending	-	-	122,812	5,714	198
Investments sold.	-	-	4,176,897	2,573,438	2,229,091
Fund shares sold.	-	-	-	7,560,284	-

Total assets	205,048,907	452,024,211	774,475,669	793,031,968	66,553,082

Liabilities:
Due to custodian.	-	-	1,233,370	59,275	-
Payable for:
Investments purchased	-	-	-	12,568,562	1,549,869
Collateral upon return of securities loaned	-	-	12,630,770	22,277,047	591,372
Collateral upon receipt of securities in-kind	1,102,297	-	-	-	-
Fund shares repurchased	-	-	4,183,161	-	1,370,194
Accrued unitary management fees	43,515	106,656	321,922	315,701	11,974
Accrued expenses.	-	-	-	642	-

Total liabilities	1,145,812	106,656	18,369,223	35,221,227	3,523,409

Net Assets	$203,903,095	$451,917,555	$756,106,446	$757,810,741	$63,029,673

Net assets consist of:
Shares of beneficial interest	$204,949,783	$423,253,489	$829,192,749	$781,569,665	$58,879,865
Distributable earnings (loss)	(1,046,688)	28,664,066	(73,086,303)	(23,758,924)	4,149,808

Net Assets	$203,903,095	$451,917,555	$756,106,446	$757,810,741	$63,029,673

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,200,000	16,350,000	36,150,000	40,100,000	2,300,000
Net asset value	$39.21	$27.64	$20.92	$18.90	$27.40

Market price	$39.14	$27.58	$20.91	$18.89	$27.39

Unaffiliated investments in securities, at cost	$204,326,806	$413,488,723	$772,905,418	$726,035,843	$58,900,839

Affiliated investments in securities, at cost	$115,706	$-	$17,676,748	$26,362,944	$824,220

(a) Includes securities on loan with an aggregate value of:	$-	$-	$12,319,458	$21,441,760	$575,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free Weekly ETF (PVI)

$2,641,602,361	$95,529,883	$6,235,097,928	$1,936,887,084	$937,854,416	$1,458,034,963	$48,265,000
-	-	62,351,311	90,139,484	221,238	34,751,361	-

45,634,108	2,328,506	-	-	-	-	1,495,908

-	-	6,639	-	-	-	-
23,771,283	993,757	37,071,199	15,742,824	1,629,086	15,003,366	5,078
-	-	257,203	-	-	70,271	-
-	-	3,128,710	-	172,153,801	11,116,633	100,000
-	-	60,194,673	11,679,286	-	2,498,170	-

2,711,007,752	98,852,146	6,398,107,663	2,054,448,678	1,111,858,541	1,521,474,764	49,865,986

-	-	6,668,422	-	2,204	3,391,391	-
33,228,895	-	63,335,458	48,148,300	173,621,298	9,903,925	-
-	-	62,351,312	-	-	34,751,362	-
-	-	6,639	-	-	-	-
-	-	2,232,331	-	-	-	-
625,583	23,385	2,557,171	439,619	65,532	616,503	10,558
-	-	-	-	-	4,139	-

33,854,478	23,385	137,151,333	48,587,919	173,689,034	48,667,320	10,558

$2,677,153,274	$98,828,761	$6,260,956,330	$2,005,860,759	$938,169,507	$1,472,807,444	$49,855,428

$2,558,648,379	$93,907,365	$6,329,878,431	$1,833,546,775	$937,176,544	$1,524,248,478	$49,855,429
118,504,895	4,921,396	(68,922,101)	172,313,984	992,963	(51,441,034)	(1)

$2,677,153,274	$98,828,761	$6,260,956,330	$2,005,860,759	$938,169,507	$1,472,807,444	$49,855,428

100,100,000	3,850,000	421,300,000	60,050,000	8,870,001	59,000,000	2,000,000
$26.74	$25.67	$14.86	$33.40	$105.77	$24.96	$24.93

$26.73	$25.73	$14.91	$33.41	$105.78	$25.01	$24.93

$2,513,048,877	$90,174,567	$6,142,728,213	$1,761,165,734	$937,203,997	$1,480,428,384	$48,265,000

$-	$-	$62,351,312	$90,139,484	$221,238	$34,751,362	$-

$-	$-	$60,708,104	$-	$-	$33,536,950	$-

101

Statements of Operations

For the year ended August 31, 2020

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Investment income:
Unaffiliated interest income	$2,753,043	$10,845,348	$-	$31,010,723	$2,140,161
Unaffiliated dividend income	-	-	48,761,102	-	-
Affiliated dividend income.	1,108	-	688,746	43,994	3,315
Securities lending income	11,103	-	2,260,698	265,045	3,038
Foreign withholding tax	-	-	-	-	-

Total investment income.	2,765,254	10,845,348	51,710,546	31,319,762	2,146,514

Expenses:
Unitary management fees	460,000	1,108,068	3,766,737	3,409,316	162,995
Tax expenses	-	-	-	2,142	-

Total expenses	460,000	1,108,068	3,766,737	3,411,458	162,995

Less: Waivers	(226)	-	(1,179)	(8,527)	(617)

Net expenses	459,774	1,108,068	3,765,558	3,402,931	162,378

Net investment income	2,305,480	9,737,280	47,944,988	27,916,831	1,984,136

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	207,047	101,589	(22,721,452)	(16,761,297)	563,019
Affiliated investment securities	(126)	-	(2,768,763)	(2,431)	(13)
Unaffiliated in-kind redemptions	13,590,853	1,363,230	6,065,943	(5,594,961)	1,569,275
Affiliated in-kind redemptions.	-	-	9,997	-	-
Distributions of underlying fund shares	-	-	75,681	-	-

Net realized gain (loss)	13,797,774	1,464,819	(19,338,594)	(22,358,689)	2,132,281

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(10,100,653)	5,525,914	(24,926,453)	13,193,794	334,648
Affiliated investment securities	-	-	256,957	(285)	-

Change in net unrealized appreciation (depreciation)	(10,100,653)	5,525,914	(24,669,496)	13,193,509	334,648

Net realized and unrealized gain (loss)	3,697,121	6,990,733	(44,008,090)	(9,165,180)	2,466,929

Net increase in net assets resulting from operations	$6,002,601	$16,728,013	$3,936,898	$18,751,651	$4,451,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free Weekly ETF (PVI)

$62,154,361	$2,639,638	$-	$51,332,868	$9,009,122	$50,994,283	$502,157
-	-	318,339,609	-	-	27,001,972	-
-	-	400,656	342,090	8,878	50,785	-
-	-	3,334,375	-	-	824,861	-
-	-	-	-	-	(2,908)	-

62,154,361	2,639,638	322,074,640	51,674,958	9,018,000	78,868,993	502,157

6,070,762	253,141	28,244,166	4,021,787	562,012	7,717,214	132,400
-	-	-	-	-	5,639	-

6,070,762	253,141	28,244,166	4,021,787	562,012	7,722,853	132,400

-	-	(73,024)	(97,438)	(1,103)	(7,997)	-

6,070,762	253,141	28,171,142	3,924,349	560,909	7,714,856	132,400

56,083,599	2,386,497	293,903,498	47,750,609	8,457,091	71,154,137	369,757

(5,225,584)	(300,744)	(43,462,717)	1,954,698	455,447	(18,707,593)	(1)
-	-	(2,646)	-	-	(5,532)	-
983,504	-	(44,178,638)	5,666,063	503,159	(14,694,734)	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-

(4,242,080)	(300,744)	(87,644,001)	7,620,761	958,606	(33,407,859)	(1)

(10,782,082)	459,153	(16,793,392)	26,074,006	(22,171)	(8,783,980)	-
-	-	(1)	-	-	(48)	-

(10,782,082)	459,153	(16,793,393)	26,074,006	(22,171)	(8,784,028)	-

(15,024,162)	158,409	(104,437,394)	33,694,767	936,435	(42,191,887)	(1)

$41,059,437	$2,544,906	$189,466,104	$81,445,376	$9,393,526	$28,962,250	$369,756

103

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco 1-30 Laddered Treasury ETF (PLW)		Invesco California AMT-Free Municipal Bond ETF (PWZ)
	2020	2019	2020	2019
Operations:
Net investment income	$2,305,480	$3,029,766	$9,737,280	$7,845,729
Net realized gain (loss)	13,797,774	(69,879)	1,464,819	365,893
Change in net unrealized appreciation (depreciation)	(10,100,653)	17,339,708	5,525,914	22,970,917

Net increase in net assets resulting from operations	6,002,601	20,299,595	16,728,013	31,182,539

Distributions to Shareholders from:
Distributable earnings	(2,310,988)	(3,060,263)	(9,796,658)	(7,911,793)

Shareholder Transactions:
Proceeds from shares sold	304,604,241	149,797,777	179,954,052	89,210,474
Value of shares repurchased	(283,516,270)	(141,548,086)	(81,617,562)	(16,681,213)
Transaction fees	-	-	47,470	6,370

Net increase (decrease) in net assets resulting from share transactions	21,087,971	8,249,691	98,383,960	72,535,631

Net increase (decrease) in net assets	24,779,584	25,489,023	105,315,315	95,806,377

Net assets:
Beginning of year	179,123,511	153,634,488	346,602,240	250,795,863

End of year	$203,903,095	$179,123,511	$451,917,555	$346,602,240

Changes in Shares Outstanding:
Shares sold	7,900,000	4,400,000	6,900,000	3,500,000
Shares repurchased	(7,650,000)	(4,300,000)	(3,100,000)	(650,000)
Shares outstanding, beginning of year	4,950,000	4,850,000	12,550,000	9,700,000

Shares outstanding, end of year	5,200,000	4,950,000	16,350,000	12,550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco CEF Income Composite ETF (PCEF)		Invesco Fundamental High Yield® Corporate Bond (PHB)		Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)		Invesco National AMT-Free Municipal Bond ETF (PZA)

2020	2019	2020	2019	2020	2019	2020	2019

$47,944,988	$38,910,835	$27,916,831	$32,770,827	$1,984,136	$3,904,391	$56,083,599	$50,423,341
(19,338,594)	5,728,368	(22,358,689)	(13,209,716)	2,132,281	2,845,166	(4,242,080)	276,646
(24,669,496)	(9,759,032)	13,193,509	23,020,540	334,648	5,576,458	(10,782,082)	112,734,517

3,936,898	34,880,171	18,751,651	42,581,651	4,451,065	12,326,015	41,059,437	163,434,504

(61,569,372)	(53,905,613)	(28,061,635)	(33,010,295)	(1,990,881)	(3,906,123)	(56,650,368)	(50,635,683)

142,234,540	153,858,756	453,998,450	367,872,568	5,409,386	53,554,180	1,113,812,258	393,969,271
(89,454,197)	(97,051,457)	(447,423,697)	(565,427,798)	(37,011,091)	(76,423,003)	(427,602,641)	(160,884,192)
-	-	-	-	-	-	536,331	133,834

52,780,343	56,807,299	6,574,753	(197,555,230)	(31,601,705)	(22,868,823)	686,745,948	233,218,913

(4,852,131)	37,781,857	(2,735,231)	(187,983,874)	(29,141,521)	(14,448,931)	671,155,017	346,017,734

760,958,577	723,176,720	760,545,972	948,529,846	92,171,194	106,620,125	2,005,998,257	1,659,980,523

$756,106,446	$760,958,577	$757,810,741	$760,545,972	$63,029,673	$92,171,194	$2,677,153,274	$2,005,998,257

6,650,000	7,050,000	24,600,000	19,800,000	200,000	2,150,000	41,900,000	15,350,000
(4,550,000)	(4,450,000)	(24,400,000)	(31,000,000)	(1,400,000)	(2,950,000)	(16,750,000)	(6,500,000)
34,050,000	31,450,000	39,900,000	51,100,000	3,500,000	4,300,000	74,950,000	66,100,000

36,150,000	34,050,000	40,100,000	39,900,000	2,300,000	3,500,000	100,100,000	74,950,000

105

Statements of Changes in Net Assets—(continued)

For the years ended August 31, 2020 and 2019

	Invesco New York AMT-Free Municipal Bond ETF (PZT)		Invesco Preferred ETF (PGX)

	2020	2019	2020	2019
Operations:
Net investment income	$2,386,497	$1,871,847	$293,903,498	$266,239,505
Net realized gain (loss)	(300,744)	(90,801)	(87,644,001)	(31,425,066)
Change in net unrealized appreciation (depreciation)	459,153	4,774,119	(16,793,393)	123,557,606

Net increase in net assets resulting from operations	2,544,906	6,555,165	189,466,104	358,372,045

Distributions to Shareholders from:
Distributable earnings	(2,399,843)	(1,892,274)	(296,096,193)	(276,045,216)

Shareholder Transactions:
Proceeds from shares sold	22,896,565	16,067,054	1,590,156,558	723,488,704
Value of shares repurchased	(3,813,813)	(4,705,635)	(575,184,908)	(831,211,672)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	19,082,752	11,361,419	1,014,971,650	(107,722,968)

Net increase (decrease) in net assets	19,227,815	16,024,310	908,341,561	(25,396,139)

Net assets:
Beginning of year	79,600,946	63,576,636	5,352,614,769	5,378,010,908

End of year	$98,828,761	$79,600,946	$6,260,956,330	$5,352,614,769

Changes in Shares Outstanding:
Shares sold	900,000	650,000	107,200,000	49,650,000
Shares repurchased	(150,000)	(200,000)	(44,350,000)	(59,450,000)
Shares outstanding, beginning of year	3,100,000	2,650,000	358,450,000	368,250,000

Shares outstanding, end of year	3,850,000	3,100,000	421,300,000	358,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Taxable Municipal Bond ETF (BAB)		Invesco Treasury Collateral ETF (CLTL)		Invesco Variable Rate Preferred ETF (VRP)		Invesco VRDO Tax-Free Weekly ETF (PVI)

2020	2019	2020	2019	2020	2019	2020	2019

$47,750,609	$39,604,740	$8,457,091	$11,988,992	$71,154,137	$77,010,084	$369,757	$746,731
7,620,761	4,015,522	958,606	175,715	(33,407,859)	(43,259,104)	(1)	-
26,074,006	107,823,051	(22,171)	745,410	(8,784,028)	32,252,471	-	-

81,445,376	151,443,313	9,393,526	12,910,117	28,962,250	66,003,451	369,756	746,731

(48,233,360)	(39,734,954)	(8,689,595)	(12,311,025)	(71,331,749)	(89,362,622)	(372,291)	(746,949)

820,344,063	341,027,100	623,230,093	163,576,734	224,131,741	50,163,388	2,492,708	8,725,062
(156,954,488)	(84,322,683)	(232,782,080)	(85,480,901)	(238,556,105)	(689,317,241)	(9,972,306)	(13,714,226)
1,035,983	939,411	-	-	-	-	-	-

664,425,558	257,643,828	390,448,013	78,095,833	(14,424,364)	(639,153,853)	(7,479,598)	(4,989,164)

697,637,574	369,352,187	391,151,944	78,694,925	(56,793,863)	(662,513,024)	(7,482,133)	(4,989,382)

1,308,223,185	938,870,998	547,017,563	468,322,638	1,529,601,307	2,192,114,331	57,337,561	62,326,943

$2,005,860,759	$1,308,223,185	$938,169,507	$547,017,563	$1,472,807,444	$1,529,601,307	$49,855,428	$57,337,561

24,950,000	11,100,000	5,890,000	1,550,000	8,800,000	2,000,000	100,000	350,000
(4,750,000)	(2,900,000)	(2,200,000)	(810,000)	(10,300,000)	(28,700,000)	(400,000)	(550,000)
39,850,000	31,650,000	5,180,001	4,440,001	60,500,000	87,200,000	2,300,000	2,500,000

60,050,000	39,850,000	8,870,001	5,180,001	59,000,000	60,500,000	2,000,000	2,300,000

107

Financial Highlights

Invesco 1-30 Laddered Treasury ETF (PLW)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,

	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$36.19	$31.68		$32.59		$33.81	$32.59	$31.96

Net investment income(a)	0.47	0.69		0.57		0.66	0.65	0.70
Net realized and unrealized gain (loss) on investments	3.04	4.51		(0.91)		(1.22)	1.22	0.63

Total from investment operations	3.51	5.20		(0.34)		(0.56)	1.87	1.33

Distributions to shareholders from:
Net investment income	(0.49)	(0.69)		(0.57)		(0.66)	(0.65)	(0.70)

Net asset value at end of period	$39.21	$36.19		$31.68		$32.59	$33.81	$32.59

Market price at end of period(b)	$39.14	$36.23		$31.64		$32.59	$33.84	$32.60

Net Asset Value Total Return(c)	9.82%	16.71%		(1.04)%		(1.63)%	5.76%	4.18%
Market Price Total Return(c)	9.50%	16.98%		(1.17)%		(1.72)%	5.82%	4.18%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$203,903	$179,124		$153,634		$187,393	$221,472	$267,278
Ratio to average net assets of:
Expenses	0.25%	0.26	%(d)	0.25	%(e)	0.25%	0.25%	0.25%
Net investment income	1.25%	2.13	%(d)	2.13	%(e)	2.02%	1.94%	2.14%
Portfolio turnover rate(f)	9%	5%		5%		5%	6%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights—(continued)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$27.62	$25.86	$26.09		$26.15	$25.43	$25.45

Net investment income(a)	0.67	0.67	0.54		0.65	0.74	0.82
Net realized and unrealized gain (loss) on investments	0.02	1.76	(0.23)		(0.07)	0.70	(0.06)

Total from investment operations	0.69	2.43	0.31		0.58	1.44	0.76

Distributions to shareholders from:
Net investment income	(0.67)	(0.67)	(0.53)		(0.65)	(0.75)	(0.83)
Return of capital	-	-	(0.01)		(0.01)	(0.01)	(0.00	)(b)

Total distributions	(0.67)	(0.67)	(0.54)		(0.66)	(0.76)	(0.83)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	0.02	0.04	0.05

Net asset value at end of period.	$27.64	$27.62	$25.86		$26.09	$26.15	$25.43

Market price at end of period(c)	$27.58	$27.62	$25.83		$26.08	$26.21	$25.50

Net Asset Value Total Return(d)	2.56%	9.58%	1.22%		2.36%	5.84%	3.25%
Market Price Total Return(d)	2.34%	9.70%	1.15%		2.08%	5.79%	2.87%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$451,918	$346,602	$250,796		$237,413	$189,620	$109,369
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28	%(e)	0.28%	0.28%	0.28%
Net investment income	2.46%	2.55%	2.49	%(e)	2.52%	2.81%	3.23%
Portfolio turnover rate(f)	12%	13%	6%		24%	6%	3%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights—(continued)

Invesco CEF Income Composite ETF (PCEF)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$22.35	$22.99	$23.96		$22.23	$21.91	$24.41

Net investment income(a)(b)	1.35	1.18	1.26		1.13	1.30	1.53
Net realized and unrealized gain (loss) on investments	(1.05)	(0.19)	(0.84)		2.28	0.77	(2.07)

Total from investment operations	0.30	0.99	0.42		3.41	2.07	(0.54)

Distributions to shareholders from:
Net investment income	(1.73)	(1.63)	(1.39)		(1.13)	(1.34)	(1.49)
Return of capital	-	-	-		(0.55)	(0.41)	(0.47)

Total distributions	(1.73)	(1.63)	(1.39)		(1.68)	(1.75)	(1.96)

Net asset value at end of period.	$20.92	$22.35	$22.99		$23.96	$22.23	$21.91

Market price at end of period(c)	$20.91	$22.35	$23.01		$23.96	$22.23	$21.85

Net Asset Value Total Return(d)	1.84%	4.72%	1.85%		15.86%	10.11%	(2.31)%
Market Price Total Return(d)	1.80%	4.62%	1.94%		15.86%	10.41%	(2.62)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$756,106	$760,959	$723,177		$703,177	$642,473	$628,684
Ratio to average net assets of:
Expenses(e)	0.50%	0.50%	0.50	%(f)	0.50%	0.50%	0.50%
Net investment income(b)	6.36%	5.35%	6.53	%(f)	4.85%	5.99%	6.61%
Portfolio turnover rate(g)	21%	20%	12%		15%	20%	20%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights—(continued)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$19.06	$18.56	$19.08		$18.79	$18.25	$19.24

Net investment income(a)	0.76	0.77	0.64		0.80	0.85	0.81
Net realized and unrealized gain (loss) on investments	(0.15)	0.51	(0.52)		0.29	0.54	(0.98)

Total from investment operations	0.61	1.28	0.12		1.09	1.39	(0.17)

Distributions to shareholders from:
Net investment income	(0.77)	(0.78)	(0.64)		(0.80)	(0.85)	(0.82)

Net asset value at end of period	$18.90	$19.06	$18.56		$19.08	$18.79	$18.25

Market price at end of period(b)	$18.89	$19.07	$18.55		$19.07	$18.70	$18.23

Net Asset Value Total Return(c)	3.38%	7.12%	0.70%		5.96%	7.97%	(0.90)%
Market Price Total Return(c)	3.28%	7.25%	0.70%		6.42%	7.56%	(0.75)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$757,811	$760,546	$948,530		$1,197,922	$1,088,137	$666,301
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(d)	0.50%	0.50%	0.50%
Net investment income	4.09%	4.18%	4.12	%(d)	4.23%	4.69%	4.34%
Portfolio turnover rate(e)	35%	17%	12%		9%	14%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Financial Highlights—(continued)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$26.33	$24.80		$25.63		$25.85	$25.24		$25.45

Net investment income(a)	0.71	0.76		0.57		0.65	0.65		0.62
Net realized and unrealized gain (loss) on investments	1.07	1.53		(0.83)		(0.22)	0.62		(0.19)

Total from investment operations	1.78	2.29		(0.26)		0.43	1.27		0.43

Distributions to shareholders from:
Net investment income	(0.71)	(0.76)		(0.57)		(0.65)	(0.66)		(0.64)
Return of capital	-	-		(0.00	)(b)	-	(0.00	)(b)	-

Total distributions	(0.71)	(0.76)		(0.57)		(0.65)	(0.66)		(0.64)

Net asset value at end of period	$27.40	$26.33		$24.80		$25.63	$25.85		$25.24

Market price at end of period(c)	$27.39	$26.31		$24.80		$25.62	$25.87		$25.27

Net Asset Value Total Return(d)	6.91%	9.45%		(1.01)%		1.73%	5.08%		1.69%
Market Price Total Return(d)	6.95%	9.36%		(0.98)%		1.61%	5.03%		1.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$63,030	$92,171		$106,620		$49,970	$58,154		$34,067
Ratio to average net assets of:
Expenses	0.22%	0.23	%(e)	0.22	%(f)	0.22%	0.22%		0.22%
Net investment income	2.68%	3.03	%(e)	2.77	%(f)	2.53%	2.55%		2.45%
Portfolio turnover rate(g)	36%	28%		24%		42%	20%		16%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights—(continued)

Invesco National AMT-Free Municipal Bond ETF (PZA)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$26.76	$25.11	$25.58		$25.69	$25.10		$25.17

Net investment income(a)	0.68	0.76	0.65		0.77	0.82		0.92
Net realized and unrealized gain (loss) on investments	(0.02)	1.65	(0.46)		(0.11)	0.57		(0.09)

Total from investment operations	0.66	2.41	0.19		0.66	1.39		0.83

Distributions to shareholders from:
Net investment income	(0.69)	(0.76)	(0.66)		(0.78)	(0.83)		(0.92)
Return of capital	-	-	-		-	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.69)	(0.76)	(0.66)		(0.78)	(0.83)		(0.92)

Transaction fees(a)	0.01	0.00 (b)	0.00	(b)	0.01	0.03		0.02

Net asset value at end of period	$26.74	$26.76	$25.11		$25.58	$25.69		$25.10

Market price at end of period(c)	$26.73	$26.80	$25.12		$25.55	$25.77		$25.15

Net Asset Value Total Return(d)	2.60%	9.83%	0.77%		2.70%	5.71%		3.45%
Market Price Total Return(d)	2.42%	9.96%	0.93%		2.25%	5.82%		3.32%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,677,153	$2,005,998	$1,659,981		$1,611,258	$1,379,633		$897,395
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28	%(e)	0.28%	0.28%		0.28%
Net investment income	2.59%	2.99%	3.10	%(e)	3.06%	3.17%		3.64%
Portfolio turnover rate(f)	15%	11%	8%		23%	6%		4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights—(continued)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.68	$23.99		$24.47		$24.64	$24.14	$24.33

Net investment income(a)	0.67	0.69		0.58		0.73	0.81	0.83
Net realized and unrealized gain (loss) on investments	(0.01)	1.70		(0.47)		(0.17)	0.51	(0.19)

Total from investment operations	0.66	2.39		0.11		0.56	1.32	0.64

Distributions to shareholders from:
Net investment income	(0.67)	(0.70)		(0.59)		(0.73)	(0.81)	(0.83)
Return of capital	-	-		-		-	(0.01)	(0.00	)(b)

Total distributions	(0.67)	(0.70)		(0.59)		(0.73)	(0.82)	(0.83)

Net asset value at end of period	$25.67	$25.68		$23.99		$24.47	$24.64	$24.14

Market price at end of period(c)	$25.73	$25.70		$23.92		$24.53	$24.67	$24.05

Net Asset Value Total Return(d)	2.66%	10.17%		0.46%		2.37%	5.50%	2.68%
Market Price Total Return(d)	2.83%	10.58%		(0.08)%		2.49%	6.02%	2.77%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$98,829	$79,601		$63,577		$66,061	$64,063	$50,692
Ratio to average net assets of:
Expenses	0.28%	0.29	%(e)	0.28	%(f)	0.28%	0.28%	0.28%
Net investment income	2.64%	2.84	%(e)	2.89	%(f)	3.01%	3.26%	3.42%
Portfolio turnover rate(g)	12%	11%		7%		22%	21%	18%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Financial Highlights—(continued)

Invesco Preferred ETF (PGX)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2020		2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$14.93		$14.60		$14.97		$14.96	$14.78	$14.57

Net investment income(a)	0.75		0.78		0.71		0.84	0.84	0.87
Net realized and unrealized gain (loss) on investments	(0.06)		0.36		(0.40)		0.02	0.20	0.21

Total from investment operations	0.69		1.14		0.31		0.86	1.04	1.08

Distributions to shareholders from:
Net investment income	(0.76)		(0.81)		(0.68)		(0.85)	(0.86)	(0.87)

Net asset value at end of period	$14.86		$14.93		$14.60		$14.97	$14.96	$14.78

Market price at end of period(b)	$14.91		$14.97		$14.62		$14.96	$15.00	$14.80

Net Asset Value Total Return(c)	4.98%		8.23%		2.18%		5.97%	7.22%	7.66%
Market Price Total Return(c)	5.04%		8.37%		2.39%		5.60%	7.36%	7.43%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,260,956		$5,352,615		$5,378,011		$5,333,535	$4,730,845	$3,117,091
Ratio to average net assets of:
Expenses	0.50	%(d)	0.50	%(d)	0.50	%(d)(e)	0.50%	0.50%	0.50%
Net investment income	5.20	%(d)	5.45	%(d)	5.83	%(d)(e)	5.66%	5.63%	5.95%
Portfolio turnover rate(f)	18%		15%		16%		10%	14%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights—(continued)

Invesco Taxable Municipal Bond ETF (BAB)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017		2016		2015

Per Share Operating Performance:
Net asset value at beginning of period	$32.83	$29.66	$30.38		$30.68		$29.11		$29.77

Net investment income(a)	1.07	1.23	1.01		1.21		1.26		1.37
Net realized and unrealized gain (loss) on investments	0.58	3.14	(0.72)		(0.32)		1.54		(0.71)

Total from investment operations	1.65	4.37	0.29		0.89		2.80		0.66

Distributions to shareholders from:
Net investment income	(1.10)	(1.23)	(1.02)		(1.21)		(1.27)		(1.37)

Transaction fees(a)	0.02	0.03	0.01		0.02		0.04		0.05

Net asset value at end of period	$33.40	$32.83	$29.66		$30.38		$30.68		$29.11

Market price at end of period(b)	$33.41	$32.97	$29.51		$30.45		$30.74		$29.17

Net Asset Value Total Return(c)	5.28%	15.31%	1.02%		3.14%		9.93%		2.40%
Market Price Total Return(c)	4.88%	16.39%	0.29%		3.19%		9.90%		2.65%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,005,861	$1,308,223	$938,871		$972,235		$1,070,679		$676,840
Ratio to average net assets of:
Expenses, after Waivers	0.27%	0.28%	0.28	%(d)	0.28	%(e)	0.27%		0.28%
Expenses, prior to Waivers	0.28%	0.28%	0.28	%(d)	0.28	%(e)	0.27%		0.28%
Net investment income	3.32%	4.06%	4.06	%(d)	4.05	%(e)	4.14%		4.59%
Portfolio turnover rate(f)	18%	7%	4%		6%		0	%(g)	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights—(continued)

Invesco Treasury Collateral ETF (CLTL)

	Years Ended August 31,		Ten Months Ended August 31,		For the Period January 10, 2017(a) Through October 31,
	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.60	$105.48	$105.93		$105.35

Net investment income(b)	1.27	2.39	1.28		0.66
Net realized and unrealized gain (loss) on investments	0.37	0.16	0.00	(c)	(0.08)

Total from investment operations	1.64	2.55	1.28		0.58

Distributions to shareholders from:
Net investment income	(1.45)	(2.43)	(1.73)		-
Net realized gains	(0.02)	-	-		-

Total distributions	(1.47)	(2.43)	(1.73)		-

Net asset value at end of period	$105.77	$105.60	$105.48		$105.93

Market price at end of period(d)	$105.78	$105.62	$105.54		$105.94

Net Asset Value Total Return(e)	1.56%	2.44%	1.22%		0.55	%(f)
Market Price Total Return(e)	1.55%	2.41%	1.27%		0.56	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$938,170	$547,018	$468,323		$454,429
Ratio to average net assets of:
Expenses	0.08%	0.08%	0.08	%(g)	0.08	%(g)
Net investment income	1.20%	2.27%	1.45	%(g)	0.77	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (January 12, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.

(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)

Invesco Variable Rate Preferred ETF (VRP)

			Ten Months Ended
	Years Ended August 31,		August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.28	$25.14	$25.87		$25.33	$24.36	$24.85

Net investment income(a)	1.13	1.14	0.91		1.21	1.23	1.20
Net realized and unrealized gain (loss) on investments	(0.31)	0.33	(0.66)		0.56	0.98	(0.47)

Total from investment operations	0.82	1.47	0.25		1.77	2.21	0.73

Distributions to shareholders from:
Net investment income	(1.14)	(1.33)	(0.98)		(1.23)	(1.24)	(1.20)
Return of capital	-	-	-		-	-	(0.02)

Total distributions	(1.14)	(1.33)	(0.98)		(1.23)	(1.24)	(1.22)

Net asset value at end of period	$24.96	$25.28	$25.14		$25.87	$25.33	$24.36

Market price at end of period(b)	$25.01	$25.33	$25.11		$25.94	$25.42	$24.40

Net Asset Value Total Return(c)	3.48%	6.17%	1.01%		7.18%	9.43%	2.99%
Market Price Total Return(c)	3.51%	6.52%	0.62%		7.08%	9.63%	2.85%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,472,807	$1,529,601	$2,192,114		$1,890,954	$899,060	$397,065
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(d)	0.50%	0.50%	0.50%
Net investment income	4.61%	4.63%	4.31	%(d)	4.72%	5.03%	4.88%
Portfolio turnover rate(e)	22%	13%	7%		4%	17%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights—(continued)

Invesco VRDO Tax-Free Weekly ETF (PVI)

					Ten Months Ended
	Years Ended August 31,				August 31,		Years Ended October 31,
	2020		2019		2018		2017		2016		2015

Per Share Operating Performance:
Net asset value at beginning of period	$24.93		$24.93		$24.93		$24.93		$24.93		$24.96

Net investment income (loss)(a)	0.17		0.31		0.20		0.13		0.02		(0.03)
Net realized and unrealized gain on investments	(0.00	)(b)	-		-		(0.00	)(b)	-		.

Total from investment operations	0.17		0.31		0.20		0.13		0.02		(0.03)

Distributions to shareholders from:
Net investment income	(0.17)		(0.31)		(0.20)		(0.13)		(0.02)		-
Return of capital	-		-		-		(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total distributions	(0.17)		(0.31)		(0.20)		(0.13)		(0.02)		(0.00	)(b)

Net asset value at end of period	$24.93		$24.93		$24.93		$24.93		$24.93		$24.93

Market price at end of period(c)	$24.93		$24.96		$24.93		$24.93		$24.91		$24.93

Net Asset Value Total Return(d)	0.69%		1.26%		0.82%		0.51%		0.07%		(0.12)%
Market Price Total Return(d)	0.58%		1.38%		0.82%		0.59%		(0.01)%		(0.16)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$49,855		$57,338		$62,327		$83,512		$59,831		$81,010
Ratio to average net assets of:
Expenses	0.25%		0.26	%(e)	0.25	%(f)	0.25%		0.25%		0.25%
Net investment income (loss)	0.70%		1.25	%(e)	0.98	%(f)	0.51%		0.06%		(0.15)%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco 1-30 Laddered Treasury ETF (PLW)	“1-30 Laddered Treasury ETF”

Invesco California AMT-Free Municipal Bond ETF (PWZ)	“California AMT-Free Municipal Bond ETF”

Invesco CEF Income Composite ETF (PCEF)	“CEF Income Composite ETF”

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	“Fundamental High Yield® Corporate Bond ETF”

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	“Fundamental Investment Grade Corporate Bond ETF”

Invesco National AMT-Free Municipal Bond ETF (PZA)	“National AMT-Free Municipal Bond ETF”

Invesco New York AMT-Free Municipal Bond ETF (PZT)	“New York AMT-Free Municipal Bond ETF”

Invesco Preferred ETF (PGX)	“Preferred ETF”

Invesco Taxable Municipal Bond ETF (BAB)	“Taxable Municipal Bond ETF”

Invesco Treasury Collateral ETF (CLTL)	“Treasury Collateral ETF”

Invesco Variable Rate Preferred ETF (VRP)	“Variable Rate Preferred ETF”

Invesco VRDO Tax-Free Weekly ETF (PVI)	“VRDO Tax-Free Weekly ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Treasury Collateral ETF determines its NAV twice each day, at 12:00 p.m. ET and 4:00 p.m. ET. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

1-30 Laddered Treasury ETF	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

California AMT-Free Municipal Bond ETF	ICE BofAML California Long-Term Core Plus Municipal Securities Index

CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index

Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index

National AMT-Free Municipal Bond ETF	ICE BofAML National Long-Term Core Plus Municipal Securities Index

New York AMT-Free Municipal Bond ETF	ICE BofAML New York Long-Term Core Plus Municipal Securities Index

Preferred ETF	ICE BofAML Core Plus Fixed Rate Preferred Securities Index

Taxable Municipal Bond ETF	ICE BofAML US Taxable Municipal Securities Plus Index

Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index

Variable Rate Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index

VRDO Tax-Free Weekly ETF	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

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NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity

121

to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds rates at, near or below zero. In recent years, the FRB and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk

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refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Fixed-Income Investment Risk. For certain funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Fund of Funds Risk. Because CEF Income Composite ETF invests primarily in other funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

LIBOR Risk. Certain Funds may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

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Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Municipal Insurance Risk. A portion of the municipal securities that certain Funds hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Preferred ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Not a Money Market Fund. Treasury Collateral ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Preferred Stock Risk. With respect to certain Funds, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The

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securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each

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Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be

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temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral ETF, the oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

1-30 Laddered Treasury ETF	0.25%

California AMT-Free Municipal Bond ETF	0.28%

CEF Income Composite ETF	0.50%

Fundamental High Yield® Corporate Bond ETF	0.50%

Fundamental Investment Grade Corporate Bond ETF	0.22%

National AMT-Free Municipal Bond ETF	0.28%

New York AMT-Free Municipal Bond ETF	0.28%

Preferred ETF	0.50%

Taxable Municipal Bond ETF	0.28%

Treasury Collateral ETF	0.08%

Variable Rate Preferred ETF	0.50%

VRDO Tax-Free Weekly ETF	0.25%

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Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury ETF	$226

California AMT-Free Municipal Bond ETF	-

CEF Income Composite ETF	1,179

Fundamental High Yield® Corporate Bond ETF	8,527

Fundamental Investment Grade Corporate Bond ETF	617

National AMT-Free Municipal Bond ETF	-

New York AMT-Free Municipal Bond ETF	-

Preferred ETF	73,024

Taxable Municipal Bond ETF	97,438

Treasury Collateral ETF	1,103

Variable Rate Preferred ETF	7,997

VRDO Tax-Free Weekly ETF	-

For Treasury Collateral ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

1-30 Laddered Treasury ETF	Nasdaq, Inc.

California AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.

CEF Income Composite ETF	S-Network Global Indexes, LLC

Fundamental High Yield® Corporate Bond ETF	Research Affiliates®

Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®

National AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.

New York AMT-Free Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.

Preferred ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.

Taxable Municipal Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.

Treasury Collateral ETF	Interactive Data Pricing and Reference Data LLC

Variable Rate Preferred ETF	Wells Fargo & Company

VRDO Tax-Free Weekly ETF	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For fiscal year ended August 31, 2020, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

CEF Income Composite ETF	$6,648

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active

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market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2020, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

1-30 Laddered Treasury ETF

Investments in Securities

U.S. Treasury Securities	$-	$203,557,214	$-	$203,557,214

Money Market Funds	115,706	-	-	115,706

Total Investments	$115,706	$203,557,214	$-	$203,672,920

CEF Income Composite ETF

Investments in Securities

Closed-End Funds	$756,528,315	$-	$-	$756,528,315

Money Market Funds	-	12,630,770	-	12,630,770

Total Investments	$756,528,315	$12,630,770	$-	$769,159,085

Fundamental High Yield® Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$746,327,688	$-	$746,327,688

Money Market Funds	4,085,897	22,277,047	-	26,362,944

Total Investments	$4,085,897	$768,604,735	$-	$772,690,632

Fundamental Investment Grade Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$62,932,177	$-	$62,932,177

Money Market Funds	232,848	591,372	-	824,220

Total Investments	$232,848	$63,523,549	$-	$63,756,397

Preferred ETF

Investments in Securities

Preferred Stocks	$6,235,097,928	$-	$-	$6,235,097,928

Money Market Funds	-	62,351,311	-	62,351,311

Total Investments	$6,235,097,928	$62,351,311	$-	$6,297,449,239

Taxable Municipal Bond ETF

Investments in Securities

Municipal Obligations	$-	$1,881,635,794	$-	$1,881,635,794

U.S. Dollar Denominated Bonds & Notes	-	55,251,290	-	55,251,290

Money Market Funds	90,139,484	-	-	90,139,484

Total Investments	$90,139,484	$1,936,887,084	$-	$2,027,026,568

Treasury Collateral ETF

Investments in Securities

U.S. Treasury Securities	$-	$937,854,416	$-	$937,854,416

Money Market Funds	221,238	-	-	221,238

Total Investments	$221,238	$937,854,416	$-	$938,075,654

129

	Level 1	Level 2	Level 3	Total

Variable Rate Preferred ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,070,054,861	$-	$1,070,054,861

Preferred Stocks	387,980,102	-	-	387,980,102

Money Market Funds	-	34,751,361	-	34,751,361

Total Investments	$387,980,102	$1,104,806,222	$-	$1,492,786,324

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020			2019
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains

1-30 Laddered Treasury ETF	$2,310,988	$-	$-	$3,060,263	$-	$-

California AMT-Free Municipal Bond ETF	59,378	9,737,280	-	66,064	7,845,729	-

CEF Income Composite ETF	61,569,372	-	-	53,905,613	-	-

Fundamental High Yield® Corporate Bond ETF	28,061,635	-	-	33,010,295	-	-

Fundamental Investment Grade Corporate Bond ETF	1,984,493	-	6,388	3,906,123	-	-

National AMT-Free Municipal Bond ETF	566,769	56,083,599	-	212,341	50,423,342	-

New York AMT-Free Municipal Bond ETF	13,346	2,386,497	-	-	1,892,274	-

Preferred ETF	296,096,193	-	-	276,045,216	-	-

Taxable Municipal Bond ETF	48,233,360	-	-	39,734,954	-	-

Treasury Collateral ETF	8,688,360	-	1,235	12,311,025	-	-

Variable Rate Preferred ETF	71,331,749	-	-	89,362,622	-	-
VRDO Tax-Free Weekly ETF	2,374	369,917	-	340	746,609	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

				Net
				Unrealized
	Undistributed	Undistributed	Temporary	Appreciation		Shares of
	Ordinary	Long-Term	Book/Tax	(Depreciation)-	Capital Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Carryforwards	Interest	Net Assets

1-30 Laddered Treasury ETF	$-	$-	$-	$(790,961)	$(255,727)	$204,949,783	$203,903,095

California AMT-Free Municipal Bond ETF	-	-	-	29,224,562	(560,496)	423,253,489	451,917,555

CEF Income Composite ETF	-	-	-	(39,969,570)	(33,116,733)	829,192,749	756,106,446

Fundamental High Yield® Corporate Bond ETF	-	-	-	20,249,785	(44,008,709)	781,569,665	757,810,741

Fundamental Investment Grade Corporate Bond ETF	-	128,335	-	4,021,473	-	58,879,865	63,029,673

National AMT-Free Municipal Bond ETF	-	-	-	128,553,484	(10,048,589)	2,558,648,379	2,677,153,274

New York AMT-Free Municipal Bond ETF	-	-	-	5,355,316	(433,920)	93,907,365	98,828,761

Preferred ETF	2,020,274	-	(3,169,790)	78,122,112	(145,894,697)	6,329,878,431	6,260,956,330

Taxable Municipal Bond ETF	-	-	-	175,721,350	(3,407,366)	1,833,546,775	2,005,860,759

Treasury Collateral ETF	345,772	-	-	647,191	-	937,176,544	938,169,507

Variable Rate Preferred ETF	8,484,043	-	(1,802,013)	(29,520,484)	(28,602,580)	1,524,248,478	1,472,807,444

VRDO Tax-Free Weekly ETF	-	-	-	-	(1)	49,855,429	49,855,428

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

130

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration

	Short-Term	Long-Term	Total*

1-30 Laddered Treasury ETF	$255,727	$-	$255,727

California AMT-Free Municipal Bond ETF	249,270	311,226	560,496

CEF Income Composite ETF	5,755,745	27,360,988	33,116,733

Fundamental High Yield® Corporate Bond ETF	18,137,887	25,870,822	44,008,709

Fundamental Investment Grade Corporate Bond ETF	-	-	-

National AMT-Free Municipal Bond ETF	7,456,076	2,592,513	10,048,589

New York AMT-Free Municipal Bond ETF	292,856	141,064	433,920

Preferred ETF	24,366,783	121,527,914	145,894,697

Taxable Municipal Bond ETF	1,759,440	1,647,926	3,407,366

Treasury Collateral ETF	-	-	-

Variable Rate Preferred ETF	6,828,588	21,773,992	28,602,580

VRDO Tax-Free Weekly ETF	1	-	1

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

1-30 Laddered Treasury ETF	$-	$-

California AMT-Free Municipal Bond ETF	208,669,771	46,455,891

CEF Income Composite ETF	155,845,124	154,968,943

Fundamental High Yield® Corporate Bond ETF	233,169,910	253,001,428

Fundamental Investment Grade Corporate Bond ETF	29,207,338	26,956,931

National AMT-Free Municipal Bond ETF	1,228,436,677	318,979,092

New York AMT-Free Municipal Bond ETF	30,221,183	10,842,662

Preferred ETF	1,158,437,383	1,034,911,712

Taxable Municipal Bond ETF	951,530,148	251,066,082

Treasury Collateral ETF	-	-

Variable Rate Preferred ETF	344,948,655	341,188,513

VRDO Tax-Free Weekly ETF	-	-

For the fiscal year ended August 31, 2020, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury ETF amounted to $19,433,834 and $16,764,041, respectively and for the Treasury Collateral ETF amounted to $0 and $0, respectively.

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

1-30 Laddered Treasury ETF	$293,938,793	$272,999,783

California AMT-Free Municipal Bond ETF	-	62,243,111

CEF Income Composite ETF	139,938,332	88,220,177

Fundamental High Yield® Corporate Bond ETF	408,810,098	385,489,585

Fundamental Investment Grade Corporate Bond ETF	2,320,396	35,310,511

National AMT-Free Municipal Bond ETF	-	223,472,828

New York AMT-Free Municipal Bond ETF	-	-

Preferred ETF	1,382,461,266	507,833,571

Taxable Municipal Bond ETF	-	57,727,646

Treasury Collateral ETF	-	-

131

	Cost of	Value of
	Securities	Securities
	Received	Delivered

Variable Rate Preferred ETF	$203,401,904	$212,207,079

VRDO Tax-Free Weekly ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

1-30 Laddered Treasury ETF	$1,206,065	$(1,997,026)	$(790,961)	$204,463,881

California AMT-Free Municipal Bond ETF	29,717,806	(493,244)	29,224,562	413,572,490

CEF Income Composite ETF	34,562,155	(74,531,725)	(39,969,570)	809,128,655

Fundamental High Yield® Corporate Bond ETF	25,542,774	(5,292,989)	20,249,785	752,440,847

Fundamental Investment Grade Corporate Bond ETF	4,071,843	(50,370)	4,021,473	59,734,924

National AMT-Free Municipal Bond ETF	134,144,184	(5,590,700)	128,553,484	2,513,048,877

New York AMT-Free Municipal Bond ETF	5,493,248	(137,932)	5,355,316	90,174,567

Preferred ETF	176,184,379	(98,062,267)	78,122,112	6,219,327,127

Taxable Municipal Bond ETF	176,909,882	(1,188,532)	175,721,350	1,851,305,218

Treasury Collateral ETF	662,322	(15,131)	647,191	937,428,464

Variable Rate Preferred ETF	30,468,992	(59,989,476)	(29,520,484)	1,522,306,808

VRDO Tax-Free Weekly ETF	-	-	-	48,265,000

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, taxable overdistributions, partnerships, and hybrid securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

1-30 Laddered Treasury ETF	$5,508	$(13,498,108)	$13,492,600

California AMT-Free Municipal Bond ETF	59,378	(1,363,231)	1,303,853

CEF Income Composite ETF	13,624,385	(2,404,257)	(11,220,128)

Fundamental High Yield® Corporate Bond ETF	144,804	5,685,743	(5,830,547)

Fundamental Investment Grade Corporate Bond ETF	6,745	(1,568,299)	1,561,554

National AMT-Free Municipal Bond ETF	566,769	(983,505)	416,736

New York AMT-Free Municipal Bond ETF	13,346	-	(13,346)

Preferred ETF	(2,941,239)	48,086,758	(45,145,519)

Taxable Municipal Bond ETF	482,751	(5,666,064)	5,183,313

Treasury Collateral ETF	80,708	(583,734)	503,026

Variable Rate Preferred ETF	3,993,503	13,334,207	(17,327,710)

VRDO Tax-Free Weekly ETF	2,374	-	(2,374)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

132

NOTE 9—Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free Weekly ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

133

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free Weekly ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

134

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

In addition to the fees and expenses which the Invesco CEF Income Composite ETF and Invesco Preferred ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco 1-30 Laddered Treasury ETF (PLW)

Actual	$1,000.00	$1,047.00	0.25%	$1.29

Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Actual	1,000.00	990.10	0.28	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42

Invesco CEF Income Composite ETF (PCEF)

Actual	1,000.00	1,022.40	0.50	2.54

Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

135

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2020	August 31, 2020	Six-Month Period	Six-Month Period(1)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Actual	$1,000.00	$1,024.20	0.50%	$2.54

Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Actual	1,000.00	1,035.00	0.22	1.13

Hypothetical (5% return before expenses)	1,000.00	1,024.03	0.22	1.12

Invesco National AMT-Free Municipal Bond ETF (PZA)

Actual	1,000.00	989.50	0.28	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Actual	1,000.00	991.80	0.28	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42

Invesco Preferred ETF (PGX)

Actual	1,000.00	1,058.00	0.50	2.59

Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

Invesco Taxable Municipal Bond ETF (BAB)

Actual	1,000.00	1,001.90	0.27	1.36

Hypothetical (5% return before expenses)	1,000.00	1,023.78	0.27	1.37

Invesco Treasury Collateral ETF (CLTL)

Actual	1,000.00	1,005.30	0.08	0.40

Hypothetical (5% return before expenses)	1,000.00	1,024.73	0.08	0.41

Invesco Variable Rate Preferred ETF (VRP)

Actual	1,000.00	1,011.60	0.50	2.53

Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

Invesco VRDO Tax-Free Weekly ETF (PVI)

Actual	1,000.00	1,002.20	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

136

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2020:

	Qualified	Qualified			Business	Qualified
	Business	Dividend	Dividends-Received	U.S. Treasury	Interest	Interest	Tax-Exempt	Long Term
	Income*	Income*	Deduction*	Obligations*	Income*	Income*	Income*	Capital Gains
Invesco 1-30 Laddered Treasury ETF	0%	0%	0%	100%	99%	100%	0%	$-
Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	$-
Invesco CEF Income Composite ETF	0%	5%	5%	0%	0%	0%	0%	$-
Invesco Fundamental High Yield® Corporate Bond ETF	0%	0%	0%	0%	98%	96%	0%	$-
Invesco Fundamental Investment Grade Corporate Bond ETF	0%	0%	0%	0%	100%	97%	0%	$6,388
Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	$-
Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	$-
Invesco Preferred ETF	7%	60%	58%	0%	29%	29%	0%	$-
Invesco Taxable Municipal Bond ETF	0%	0%	0%	0%	100%	100%	0%	$-
Invesco Treasury Collateral ETF	0%	0%	0%	100%	94%	96%	0%	$1,235
Invesco Variable Rate Preferred ETF	0%	74%	70%	0%	10%	15%	0%	$-
Invesco VRDO Tax-Free Weekly ETF	0%	0%	0%	0%	0%	0%	99%	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

137

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

138

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly,
Trustee,
certain funds
of the
Oppenheimer
Funds
complex
(2013- 2019);
Director,
Mercury
Defense
Systems Inc.
(information
technology)
(2011-2013);
Independent
Director,
QinetiQ
Group Plc
(defense
technology
and security)
(2008-2011);
Chairman,
Alenia North
America, Inc.
(military and
defense
products)
(2008-2009);
Director,
SRA
International,
Inc.
(information
technology
and services)
(2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

139

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

140

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

141

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

142

Trustees and Officers—(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

143

Trustees and Officers—(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	Past 5 Years	Trustee	the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset	214	None
Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

144

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos—1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

145

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Adam Henkel—1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

146

Trustees and Officers—(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

147

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500 Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500 Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low Volatility ETF
Invesco FTSE RAFI Emerging Markets ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Quality ETF
Invesco Global Clean Energy ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap Low Volatility ETF
Invesco Global Water ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap Industrials ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco Preferred ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA ETF	Invesco Senior Loan ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Taxable Municipal Bond ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Equal Weight ETF	Invesco VRDO Tax-Free Weekly ETF
Invesco Russell 1000 Low Beta Equal Weight ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

148

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

149

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack AchieversTM ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

150

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower
	to/Lower	than Open-End	Lower than
	than ETF	Index Fund	Open-Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF	X	X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		N/A	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		N/A	X

Invesco International BuyBack AchieversTM ETF	X	X	X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaTM 0-5 Yr US TIPS ETF			X

Invesco PureBetaTM FTSE Developed ex-North America ETF			X

Invesco PureBetaTM FTSE Emerging Markets ETF	X		X

Invesco PureBetaTM MSCI USA ETF	X	X	X

Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaTM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X

Invesco Russell 1000 Equal Weight ETF	X	X	X

Invesco Russell 1000 Low Beta Equal Weight ETF		X	X

Invesco S&P 500 Enhanced Value ETF	X	X	X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X

Invesco S&P 500® High Beta ETF	X	X	X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF		X	X

151

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

	Equal	Equal to/Lower
	to/Lower	than Open-End	Lower than
	than ETF	Index Fund	Open-Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P 500 Revenue ETF		X	X

Invesco S&P Emerging Markets Low Volatility ETF	X	X	X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X		X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF			X

Invesco S&P International Developed Quality ETF	X		X

Invesco S&P MidCap 400 Revenue ETF			X

Invesco S&P MidCap Low Volatility ETF			X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X	X	X

Invesco S&P SmallCap Low Volatility ETF	X	X	X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF		X	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

152

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

153

Approval of Investment Advisory and Sub-Advisory Contracts—(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

154

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2020

USEQ	Invesco Russell 1000 Enhanced Equal Weight ETF

EQAL	Invesco Russell 1000 Equal Weight ETF

USLB	Invesco Russell 1000 Low Beta Equal Weight ETF

SPVU	Invesco S&P 500 Enhanced Value ETF

XRLV	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

SPHB	Invesco S&P 500® High Beta ETF

SPHD	Invesco S&P 500® High Dividend Low Volatility ETF

SPLV	Invesco S&P 500® Low Volatility ETF

SPMV	Invesco S&P 500 Minimum Variance ETF

SPMO	Invesco S&P 500 Momentum ETF

XMLV	Invesco S&P MidCap Low Volatility ETF

XSHD	Invesco S&P SmallCap High Dividend Low Volatility ETF

XSLV	Invesco S&P SmallCap Low Volatility ETF

XSHQ	Invesco S&P SmallCap Quality ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. During its September and October meetings, the US Federal Reserve (“the Fed”) cut interest rates by 0.25% each time, based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the Fed cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and reopenings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. Additionally, optimism about a vaccine, and better than anticipated US economic data and corporate earnings also boosted stocks. Most economists believe the US economy hit a low in April; however, in late August revised second quarter GDP fell by 31.7%, a record decline.2 Despite the extreme drop in the economy, the S&P 500 Index not only erased all of its losses from the first quarter but ended the fiscal year with record highs.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

3

Management’s Discussion of Fund Performance
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

As an index fund, the Invesco Russell 1000 Enhanced Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit upward price momentum and good relative valuation. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies, by capitalization.

The Index Provider selects constituent securities for the Index using a three-step screening process (based on a security’s earnings, valuation and momentum) to all securities in the Russell 1000. First, the Index Provider excludes securities with zero or negative earnings over the past 12 months. Second, the Index Provider screens for value stocks. Those securities with value scores in the bottom 10% are excluded. Third, the Index Provider screens for securities with greater positive price “momentum.” Stocks are ranked from highest returns to lowest returns over that period within each of 10 industries (as defined using the Industry Classification Benchmark) and stocks with returns ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the securities comprising of the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 1.88%. On a net asset value (“NAV”) basis, the Fund returned 1.72%. During the same time period, the Index returned 1.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 22.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be primarily attributed to its allocation to the information technology sector and stock selection within the consumer discretionary sector.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The financial sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Etsy, Inc., a consumer discretionary company (no longer held at fiscal year-end) and Apple, Inc., an information technology company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return included MFA Financial, Inc., a financial company (no longer held at fiscal year-end), and Howard Hughes Corp., a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	16.83

Industrials	15.99

Consumer Discretionary	13.01

Information Technology	12.79

Health Care	9.75

Real Estate	7.99

Materials	6.29

Consumer Staples	6.14

Communication Services	4.65

Utilities	4.51

Energy	1.90

Money Market Funds Plus Other Assets Less Liabilities	0.15

4

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020
Security

Amazon.com, Inc.	0.25

Generac Holdings, Inc.	0.25

United Parcel Service, Inc., Class B	0.23

First Solar, Inc.	0.23

Horizon Therapeutics PLC	0.23

Apple, Inc.	0.23

SolarEdge Technologies, Inc.	0.22

Dick’s Sporting Goods, Inc.	0.22

EPAM Systems, Inc.	0.21

Gap, Inc. (The)	0.21
Total	2.28
* Excluding money market fund holdings.

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
				Average Annualized	Cumulative
Index
Russell 1000® Enhanced Value Equal Weight Index	1.87%	5.36%	16.96%	5.16%	17.08%

Russell 1000® Index	22.50	14.58	50.43	14.38	52.32

Fund
NAV Return	1.72	5.12	16.18	4.93	16.26
Market Price Return	1.88	5.13	16.21	4.94	16.30

5

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

Management’s Discussion of Fund Performance
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is designed to measure the performance of approximately 1000 equally-weighted securities. The Index is comprised of all of the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”), which is composed of approximately 1,000 of the largest securities within the Russell 3000® Index. The Index is constructed by applying a two-step process. First, the Index Provider assigns each component security of the Russell 1000 to a sector based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system. Next, once the component securities are assigned to a sector, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 8.87%. On a net asset value (“NAV”) basis, the Fund returned 8.71%. During the same time period, the Index returned 8.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned 22.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the year can be attributed to the Fund’s underweight allocation to the information technology sector.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the real estate and financial sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Wayfair, Inc., Class A, a consumer discretionary company (portfolio average weight of 0.11%) and Moderna, Inc., a health care company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return included Chesapeake Energy Corp., an energy company (no longer held at fiscal year-end), and Centennial Resources Development, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)
as of August 31, 2020

Industrials	13.70

Information Technology	13.53

Health Care	11.97

Consumer Staples	10.88

Materials	9.09

Utilities	8.97

Consumer Discretionary	8.66

Energy	8.61

Financials	6.37

Communication Services	4.77

Real Estate	3.32

Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Enphase Energy, Inc.	0.44

First Solar, Inc.	0.39

SolarEdge Technologies, Inc.	0.38

Boston Beer Co., Inc. (The), Class A	0.33

Halliburton Co.	0.32

AES Corp. (The)	0.31

EQT Corp.	0.30

Antero Midstream Corp.	0.30

Pioneer Natural Resources Co.	0.28

Cheniere Energy, Inc.	0.28

Total	3.33

* Excluding money market fund holdings.

7

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Fund Performance History as of August 31, 2020

		3 Years		5 Years		Fund Inception
		Average	3 Years	Average	5 Years	Average
Index	1 Year	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative
Russell 1000® Equal Weight Index	8.77%	7.17%	23.10%	8.86%	52.87%	6.98%	46.80%
Russell 1000® Index	22.50	14.58	50.43	14.31	95.18	11.77	88.31
Fund
NAV Return	8.71	7.04	22.63	8.68	51.64	6.81	45.43
Market Price Return	8.87	7.10	22.86	8.71	51.81	6.82	45.53

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

8

Management’s Discussion of Fund Performance
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

As an index fund, the Invesco Russell 1000 Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies, by capitalization.

The Index Provider selects constituent securities for the Index by calculating the beta score for each security in the Russell 1000. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index is equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.30%. On a net asset value (“NAV”) basis, the Fund returned 2.08%. During the same time period, the Index returned 2.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines, along with revenue generated from the securities lending program in which the Fund participates.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that is a subset of the Benchmark Index, consisting of securities within the Benchmark Index that exhibit low beta characteristics.

During this same time period, the Benchmark Index returned 22.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and utilities sectors and most underweight in the information technology and communication services sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight position and security selection in the information technology sector as well as its overweight position and security selection in the real estate sector.

For the fiscal year ended August 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Newmont Corp., a materials company (portfolio average weight of 0.32%), and Advanced Micro Devices, Inc., an information technology company (portfolio average weight of 0.07%). Positions that detracted most significantly from the Fund’s return included MFA Financial, Inc., a financials company (no longer held at fiscal year-end), and Service Properties Trust, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Health Care	16.76

Information Technology	13.54

Industrials	12.32

Financials	11.51

Real Estate	11.26

Consumer Staples	8.92

Utilities	8.29

Consumer Discretionary	6.75

Communication Services	5.50

Materials	4.81

Energy	0.25

Money Market Funds Plus Other Assets Less Liabilities	0.09

9

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

  Top Ten Fund Holdings* (% of the Fund’s Net Assets)

  as of August 31, 2020

Security

Advanced Micro Devices, Inc.	0.46

United Parcel Service, Inc., Class B	0.43

Amazon.com, Inc.	0.38

Watsco, Inc.	0.37

West Pharmaceutical Services, Inc.	0.36

Dell Technologies, Inc., Class C	0.36

Adobe, Inc.	0.36

Take-Two Interactive Software, Inc.	0.36

Deere & Co.	0.35

Veeva Systems, Inc., Class A	0.35

Total	3.78

*	Excluding money market fund holdings.

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	2.27%	6.53%	20.90%	7.99%	44.83%
Russell 1000® Index	22.50	14.58	50.43	13.45	83.70
Fund
NAV Return	2.08	6.20	19.79	7.63	42.54
Market Price Return	2.30	6.28	20.05	7.65	42.68

10

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

Management’s Discussion of Fund Performance
Invesco S&P 500 Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500 Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, weighting securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (10.97)%. On a net asset value (“NAV”) basis, the Fund returned (11.04)%. During the same time period, the Index returned (11.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned 21.94%.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Morgan Stanley, a financial company (portfolio average weight of 2.25%), and Newmont Corp., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Wells Fargo & Co., a financials company (portfolio average weight of 4.38%), and AT&T, Inc. a communication services company (portfolio average weight of 5.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	39.37

Health Care	13.52

Consumer Discretionary	9.75

Energy	8.86

Industrials	8.20

Communication Services	6.78

Consumer Staples	6.45

Sector Types Each Less Than 3%	6.58

Money Market Funds Plus Other Assets Less Liabilities	0.49

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Bank of America Corp.	5.11

AT&T, Inc.	4.90

Citigroup, Inc.	4.83

CVS Health Corp.	4.48

Exxon Mobil Corp.	4.17

Wells Fargo & Co.	3.96

Raytheon Technologies Corp.	3.28

Cigna Corp.	2.70

General Motors Co.	2.46

Anthem, Inc.	2.42

Total	38.31

*	Excluding money market fund holdings.

12

Invesco S&P 500 Enhanced Value ETF (SPVU)  (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative

S&P 500 Enhanced Value Index	(11.11)%	(0.13)%	(0.38)%	5.03%	27.14%

S&P 500® Index	21.94	14.52	50.17	14.24	91.84

Fund

NAV Return	(11.04)	(0.21)	(0.61)	4.87	26.20

Market Price Return	(10.97)	(0.14)	(0.41)	4.88	26.26

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

13

Management’s Discussion of Fund Performance
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to the 100 constituents of the S&P 500® Index (the “Parent Index”) that exhibit both low volatility and low interest rate risk. The Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.99%. On a net asset value (“NAV”) basis, the Fund returned 3.86%. During the same time period, the Index returned 4.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Citrix Systems, Inc., an information technology company (no longer held at fiscal year-end), and United Parcel Service, Inc., Class B, an industrials company (portfolio average weight of 0.34%). Positions that detracted most significantly from the Fund’s return included Simon Property Group, Inc., a real estate company (no longer held at fiscal year-end), and Boston Properties, Inc., a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Health Care	29.60

Industrials	21.45

Information Technology	13.92

Financials	8.89

Communication Services	8.41

Consumer Discretionary	7.03

Consumer Staples	6.08

Materials	3.68

Real Estate	0.90

Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Bristol-Myers Squibb Co.	1.32

Johnson & Johnson	1.27

salesforce.com, inc.	1.25

Amazon.com, Inc.	1.20

Merck & Co., Inc.	1.20

Expeditors International of Washington, Inc.	1.18

Tyler Technologies, Inc.	1.16

Charter Communications, Inc., Class A	1.16

Berkshire Hathaway, Inc., Class B	1.14

Danaher Corp.	1.14

Total	12.02

*	Excluding money market fund holdings.

14

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	4.13%	10.43%	34.68%	12.56%	80.69%	10.90%	74.66%
S&P 500® Index	21.94	14.52	50.17	14.46	96.47	12.29	86.79
Fund
NAV Return	3.86	10.14	33.62	12.26	78.28	10.60	72.14
Market Price Return	3.99	10.20	33.82	12.25	78.25	10.61	72.27

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

15

Management’s Discussion of Fund Performance
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Parent Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 11.59%. On a net asset value (“NAV”) basis, the Fund returned 11.38%. During the same time period, the Index returned 11.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included NVIDIA Corp., an information technology company (portfolio average weight of 1.53%), and Advanced Micro Devices, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included American Airlines Group, Inc., an industrials company (portfolio average weight of 0.63%), and Capri Holdings Ltd., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	28.47

Consumer Discretionary	17.55

Energy	17.25

Information Technology	11.68

Industrials	9.69

Real Estate	5.91

Materials	4.89

Sector Types Each Less Than 3%	4.38

Money Market Funds Plus Other Assets Less Liabilities	0.18

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Norwegian Cruise Line Holdings Ltd.	1.46

Lincoln National Corp.	1.40

Royal Caribbean Cruises Ltd.	1.37

Carnival Corp.	1.37

DXC Technology Co.	1.26

MGM Resorts International	1.22

Discover Financial Services	1.22

Weyerhaeuser Co.	1.20

Freeport-McMoRan, Inc.	1.20

Ameriprise Financial, Inc.	1.20

Total	12.90

*	Excluding money market fund holdings.

16

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative

S&P 500® High Beta Index	11.53%	8.02%	26.06%	9.63%	58.38%	8.31%	110.44%

S&P 500® Index	21.94	14.52	50.17	14.46	96.47	13.24	218.51

Fund

NAV Return	11.38	7.79	25.25	9.37	56.46	8.03	105.36

Market Price Return	11.59	7.91	25.67	9.40	56.72	8.06	105.92

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

17

Management’s Discussion of Fund Performance
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Parent Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Parent Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (11.37)%. On a net asset value (“NAV”) basis, the Fund returned (11.46)%. During the same time period, the Index returned (11.24)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included United Parcel Service, Inc., Class B, an industrials company (no longer held at fiscal year-end), and General Mills, Inc., a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Simon Property Group, Inc., a real estate company (no longer held at fiscal year-end), and ONEOK, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020
Utilities	16.75
Real Estate	13.96
Information Technology	12.58
Materials	11.34
Communication Services	11.32
Consumer Staples	9.19
Energy	7.12
Consumer Discretionary	6.97
Health Care	4.69
Financials	4.52
Industrials	1.44
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security
Iron Mountain, Inc.	3.29
CenturyLink, Inc.	3.18
Altria Group, Inc.	3.11
Dow, Inc.	2.75
H&R Block, Inc.	2.73
Exxon Mobil Corp.	2.71
Vornado Realty Trust	2.68
Philip Morris International, Inc.	2.63
PPL Corp.	2.60
AT&T, Inc.	2.60
Total	28.28

*	Excluding money market fund holdings.

18

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	(11.24)%	(0.78)%	(2.31)%	6.20%	35.10%	8.23%	86.34%
S&P 500® Index	21.94	14.52	50.17	14.46	96.47	14.11	182.49
Fund
NAV Return	(11.46)	(1.07)	(3.16)	5.87	33.03	7.89	81.80
Market Price Return	(11.37)	(0.99)	(2.94)	5.90	33.19	7.91	82.05

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

19

Management’s Discussion of Fund Performance
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Parent Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (1.08)%. On a net asset value (“NAV”) basis, the Fund returned (1.19)%. During the same time period, the Index returned (0.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the utilities and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included United Parcel Service, Inc., Class B, an industrials company (portfolio average weight of 0.32%), and Citrix Systems, Inc., an information technology company (portfolio average weight of 1.10%). Positions that detracted most significantly from the Fund’s return included Cincinnati Financial Corp., a financials company (no longer held at fiscal year-end), and Federal Realty Investment Trust, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020
Health Care	24.77
Consumer Staples	24.63
Industrials	14.31
Communication Services	8.37
Information Technology	6.81
Utilities	6.23
Financials	5.82
Consumer Discretionary	5.09
Sector Types Each Less Than 3%	3.85
Other Assets Less Liabilities	0.12

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020
Security
Verizon Communications, Inc.	1.43
Costco Wholesale Corp.	1.27
Bristol-Myers Squibb Co.	1.23
Walmart, Inc.	1.21
Clorox Co. (The)	1.21
Johnson & Johnson	1.19
General Mills, Inc.	1.18
Campbell Soup Co.	1.15
Kellogg Co.	1.15
Cerner Corp.	1.14
Total	12.16

20

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Index	(0.93)%	9.04%	29.64%	11.34%	71.11%	11.90%	185.10%
S&P 500® Index	21.94	14.52	50.17	14.46	96.47	13.24	218.51
Fund
NAV Return	(1.19)	8.75	28.61	11.05	68.87	11.60	178.20
Market Price Return	(1.08)	8.82	28.86	11.07	69.04	11.62	178.59

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the Indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

21

Management’s Discussion of Fund Performance
Invesco S&P 500 Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of constituent securities in the S&P 500® Index (the “Parent Index”). The Index measures the performance of a portfolio of equity securities using a managed volatility strategy that seeks to achieve lower total risk than the Parent Index, while maintaining other similar characteristics of the Parent Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Parent Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using a managed volatility methodology that is designed to minimize the overall forecasted volatility (i.e., to reduce the magnitude of price fluctuations) of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 11.22%. On a net asset value (“NAV”) basis, the Fund returned 11.02%. During the same time period, the Index returned 11.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.26%), and Adobe Inc., an information technology company (portfolio average weight of 2.32%). Positions that detracted most significantly from the Fund’s return included ONEOK, Inc., an energy company (portfolio average weight of 0.48%), and V.F. Corp., a consumer discretionary company (portfolio average weight of 1.28%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Information Technology	23.19

Consumer Discretionary	14.64

Health Care	13.12

Consumer Staples	12.39

Financials	9.75

Utilities	7.43

Real Estate	4.97

Industrials	4.81

Communication Services	4.35

Sector Types Each Less Than 3%	5.16

Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Adobe, Inc.	3.22

Amazon.com, Inc.	3.13

Microsoft Corp.	2.73

Accenture PLC, Class A	2.60

QUALCOMM, Inc.	2.52

McDonald’s Corp.	2.48

Berkshire Hathaway, Inc., Class B	2.46

Newmont Corp.	2.46

UnitedHealth Group, Inc.	2.32

NIKE, Inc., Class B	2.23

Total	26.15

*	Excluding money market fund holdings.

22

Invesco S&P 500 Minimum Variance ETF (SPMV) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years		Fund Inception
Index		Average Annualized	3 Years Cumulative	Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	11.15%	12.33%	41.73%	12.26%	43.63%
S&P 500® Index	21.94	14.52	50.17	14.32	52.08
Fund
NAV Return	11.02	12.09	40.82	12.02	42.67
Market Price Return	11.22	12.15	41.07	12.08	42.91

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

23

Management’s Discussion of Fund Performance
Invesco S&P 500 Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500 Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 28.08%. On a net asset value (“NAV”) basis, the Fund returned 27.77%. During the same time period, the Index returned 27.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 21.94%.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Apple, Inc., an information technology company (portfolio average weight of 3.74%), and Microsoft Corp., an information technology company (portfolio average weight of 9.33%). Positions that detracted most significantly from the Fund’s return included Walt Disney Co. (The), a communication services company (no longer held at fiscal year-end) and Starbucks Corp., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Information Technology	49.58

Consumer Staples	12.04

Utilities	7.07

Consumer Discretionary	6.55

Communication Services	5.52

Real Estate	4.98

Industrials	4.90

Financials	4.37

Health Care	3.00

Materials	1.93

Other Assets Less Liabilities	0.06
Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2020

Security

Apple, Inc.	12.93

Microsoft Corp.	9.11

NVIDIA Corp.	5.30

Visa, Inc., Class A	4.18

Mastercard, Inc., Class A	3.88

Procter & Gamble Co. (The)	3.67

Home Depot, Inc. (The)	3.44

Adobe, Inc.	3.04

NextEra Energy, Inc.	2.74

Coca-Cola Co. (The)	2.42

Total	50.71

24

Invesco S&P 500 Momentum ETF (SPMO) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Momentum Index	27.92%	20.20%	73.67%	17.31%	118.39%
S&P 500® Index	21.94	14.52	50.17	14.24	91.84
Fund
NAV Return	27.77	20.01	72.86	17.07	116.23
Market Price Return	28.08	20.20	73.65	17.12	116.70

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

25

Management’s Discussion of Fund Performance
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects for inclusion in the Index the 80 securities that it has determined have the lowest volatility over the past 12 months out of the 400 medium capitalization securities that are contained in the S&P MidCap 400® Index (the “Parent Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights the 80 securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (13.17)%. On a net asset value (“NAV”) basis, the Fund returned (13.26)%. During the same time period, the Index returned (13.15)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned 4.22%.

For the fiscal year ended August 31, 2020, the industrials sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the utilities and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Watsco, Inc., an industrials company (portfolio average weight of 1.35%), and Lennox International Inc., an industrials company (portfolio average weight of 0.96%). Positions that detracted most significantly from the Fund’s return included Service Properties Trust, a real estate company (no longer held at fiscal year-end), and EPR Properties, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Industrials	18.88

Consumer Staples	13.01

Health Care	11.51

Real Estate	11.00

Materials	10.64

Financials	9.37

Information Technology	8.79

Utilities	7.06

Consumer Discretionary	6.16

Communication Services	3.50

Money Market Funds Plus Other Assets Less Liabilities	0.08
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Silgan Holdings, Inc.	1.81

Tootsie Roll Industries, Inc.	1.75

AptarGroup, Inc.	1.55

Post Holdings, Inc.	1.54

Masimo Corp.	1.51

Flowers Foods, Inc.	1.51

NewMarket Corp.	1.51

Watsco, Inc.	1.49

Qualys, Inc.	1.45

CoreSite Realty Corp.	1.45

Total	15.57

*	Excluding money market fund holdings.

26

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	(13.15)%	2.81%	8.65%	8.53%	50.59%	10.02%	105.45%
S&P MidCap 400® Index	4.22	5.38	17.02	8.11	47.71	9.25	94.76
Fund
NAV Return	(13.26)	2.58	7.95	8.27	48.76	9.74	101.47
Market Price Return	(13.17)	2.63	8.11	8.29	48.93	9.75	101.71

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

27

Management’s Discussion of Fund Performance
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 60 securities in the S&P SmallCap 600® Index (the “Parent Index”) that historically have provided high dividend yields with lower volatility. The Parent Index is designed to measure the small-capitalization segment of the U.S. equity market. S&P DJI identifies from the Parent Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (20.01)%. On a net asset value (“NAV”) basis, the Fund returned (20.38)%. During the same time period, the Index returned (20.28)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned (0.55)%.

For the fiscal year ended August 31, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included B&G Foods, Inc., a consumer staples company (portfolio average weight of 4.28%), and Meridian Bioscience, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Invesco Mortgage

Capital Inc., a financials company (no longer held at fiscal year-end) and New York Mortgage Trust, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Consumer Staples	17.87

Industrials	14.74

Materials	14.24

Real Estate	11.85

Information Technology	11.35

Consumer Discretionary	9.62

Utilities	6.82

Financials	5.73

Communication Services	4.88

Health Care	2.84

Money Market Funds Plus Other Assets Less Liabilities	0.06
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

B&G Foods, Inc.	3.49

Vector Group Ltd.	3.49

KKR Real Estate Finance Trust, Inc.	3.24

Global Net Lease, Inc.	3.20

Brandywine Realty Trust	3.07

Trinseo S.A.	3.06

Universal Corp.	3.04

Office Properties Income Trust	2.89

Spok Holdings, Inc.	2.86

Franklin Street Properties Corp.	2.69

Total	31.03

*	Excluding money market fund holdings.

28

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Fund Performance History as of August 31, 2020

		3 Years Average Annualized		Fund Inception
Index	1 Year		3 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	(20.28)%	(5.61)%	(15.89)%	(4.69)%	(16.46)%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	4.39	17.46
Fund
NAV Return	(20.38)	(5.85)	(16.55)	(4.97)	(17.37)
Market Price Return	(20.01)	(5.79)	(16.39)	(4.92)	(17.22)

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

29

Management’s Discussion of Fund Performance
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities that it has determined have the lowest volatility over the past 12 months out of the 600 small-capitalization securities that are contained in the S&P SmallCap 600® Index (the “Parent Index”). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (23.12)%. On a net asset value (“NAV”) basis, the Fund returned (23.22)%. During the same time period, the Index returned (23.08)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with overall market declines. During the same time period, the Parent Index returned (0.55)%.

For the fiscal year ended August 31, 2020, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Wabash National Corp., an industrials company (no longer held at fiscal year-end) and Matson, Inc., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Granite Point Mortgage Trust Inc., a financials company (no longer held at fiscal year-end), and Redwood Trust, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Industrials	21.47

Financials	18.02

Information Technology	17.72

Health Care	11.25

Consumer Staples	9.81

Real Estate	7.20

Materials	4.47

Consumer Discretionary	4.46

Utilities	3.08

Communication Services	2.46

Money Market Funds Plus Other Assets Less Liabilities	0.06
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

WD-40 Co.	1.11

Heartland Express, Inc.	1.10

Progress Software Corp.	1.07

CSG Systems International, Inc.	1.04

Easterly Government Properties, Inc.	1.04

National Beverage Corp.	1.02

Universal Corp.	1.01

MicroStrategy, Inc., Class A	1.01

Exponent, Inc.	0.99

HCI Group, Inc.	0.99

Total	10.38

*	Excluding money market fund holdings.

30

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Fund Performance History as of August 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative			Fund Inception
Index				5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	(23.08)%	(3.76)%	(10.87)%	4.70%	25.80%	7.29%	69.99%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	9.14	93.41
Fund
NAV Return	(23.22)	(3.99)	(11.50)	4.45	24.31	7.01	66.67
Market Price Return	(23.12)	(3.91)	(11.29)	4.48	24.53	7.02	66.73

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

31

Management’s Discussion of Fund Performance
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) compiles, maintains and calculates the Index, which is composed of 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that are of the highest quality–that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances.

S&P DJI first calculates the quality score of each security in the Parent Index. Each component stock’s quality-score is based on a composite of the following three equally-weighted factors: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on its criteria, S&P DJI selects the 120 stocks with the highest quality score for inclusion in the Index. S&P DJI weights each component stock of the Index by the total of its quality score multiplied by its market capitalization; stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 3.80%. On a net asset value (“NAV”) basis, the Fund returned 3.61%. During the same time period, the Index returned 3.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (0.55)%.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Proto Labs, Inc., an industrials company (portfolio average weight of 1.70%), and Medpace Holdings, Inc., a health care company (portfolio average weight of 1.59%). Positions that detracted most significantly from the Fund’s return included ProAssurance Corp., a financials company (no longer held at fiscal year-end), and Steven Madden, Ltd., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Industrials	32.09

Financials	18.44

Information Technology	16.21

Consumer Discretionary	10.59

Consumer Staples	8.89

Health Care	6.53

Materials	4.74

Sector Types Each Less Than 3%	2.50

Money Market Funds Plus Other Assets Less Liabilities	0.01
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2020

Security

Exponent, Inc.	2.75

Stamps.com, Inc.	2.70

Proto Labs, Inc.	2.63

Medpace Holdings, Inc.	2.51

Simpson Manufacturing Co., Inc.	2.40

Brooks Automation, Inc.	2.30

UFP Industries, Inc.	2.18

Green Dot Corp., Class A	1.91

WD-40 Co.	1.91

Meritage Homes Corp.	1.89

Total	23.18

*	Excluding money market fund holdings.

32

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Fund Performance History as of August 31, 2020

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
				Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	3.95%	5.12%	16.16%	4.55%	16.32%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	3.97	14.16
Fund
NAV Return	3.61	4.72	14.83	4.15	14.82
Market Price Return	3.80	4.79	15.05	4.22	15.09

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

33

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

34

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-4.65%
Activision Blizzard, Inc.	58	$4,844
Alphabet, Inc., Class A(b)	1	1,630
Alphabet, Inc., Class C(b)	1	1,634
Altice USA, Inc., Class A(b)	154	4,247
AT&T, Inc.	128	3,816
Cable One, Inc.	2	3,681
CenturyLink, Inc.	380	4,085
Charter Communications, Inc., Class A(b)	7	4,309
Comcast Corp., Class A	98	4,391
Discovery, Inc., Class A(b)(c)	63	1,390
Discovery, Inc., Class C(b)	130	2,596
DISH Network Corp., Class A(b)	119	4,227
Electronic Arts, Inc.(b)	34	4,742
Facebook, Inc., Class A(b)	18	5,278
Fox Corp., Class A	131	3,650
Fox Corp., Class B	133	3,697
GCI Liberty, Inc., Class A(b)	56	4,524
IAC/InterActiveCorp.(b)	14	1,862
Interpublic Group of Cos., Inc. (The)	220	3,907
John Wiley & Sons, Inc., Class A	98	3,102
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	34	1,235
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	71	2,556
New York Times Co. (The), Class A	98	4,246
Nexstar Media Group, Inc., Class A	44	4,224
Omnicom Group, Inc.	71	3,840
Sirius XM Holdings, Inc.	645	3,786
Take-Two Interactive Software, Inc.(b)	31	5,307
Telephone & Data Systems, Inc.	191	4,418
T-Mobile US, Inc.(b)	40	4,667
Twitter, Inc.(b)	116	4,707
United States Cellular Corp.(b)	123	4,475
Verizon Communications, Inc.	71	4,208
Walt Disney Co. (The)	33	4,352
World Wrestling Entertainment, Inc., Class A(c)	84	3,702

		127,335

Consumer Discretionary-13.01%
Advance Auto Parts, Inc.	29	4,533
Amazon.com, Inc.(b)	2	6,902
Aptiv PLC	49	4,220
Aramark	145	3,996
AutoNation, Inc.(b)	95	5,402
AutoZone, Inc.(b)	4	4,785
Best Buy Co., Inc.	49	5,435
Booking Holdings, Inc.(b)	2	3,821
BorgWarner, Inc.	117	4,749
Bright Horizons Family Solutions, Inc.(b)	32	4,256
Burlington Stores, Inc.(b)	19	3,742
CarMax, Inc.(b)	43	4,598
Carter’s, Inc.	45	3,583
Choice Hotels International, Inc.	46	4,567
Columbia Sportswear Co.	50	4,278
D.R. Horton, Inc.	71	5,067
Darden Restaurants, Inc.	47	4,073
Dick’s Sporting Goods, Inc.	110	5,953
Dollar General Corp.	21	4,239
Dollar Tree, Inc.(b)	43	4,140

	Shares	Value
Consumer Discretionary-(continued)
Domino’s Pizza, Inc.	10	$4,090
Dunkin’ Brands Group, Inc.	59	4,489
eBay, Inc.	87	4,766
Extended Stay America, Inc.	330	4,122
Five Below, Inc.(b)	38	4,159
Floor & Decor Holdings, Inc., Class A(b)	73	5,347
Foot Locker, Inc.	130	3,943
Frontdoor, Inc.(b)	88	3,834
Gap, Inc. (The)	337	5,860
Garmin Ltd.	42	4,352
General Motors Co.	139	4,119
Gentex Corp.	147	3,976
Genuine Parts Co.	45	4,250
Graham Holdings Co., Class B	11	4,707
Grand Canyon Education, Inc.(b)	40	3,762
H&R Block, Inc.	223	3,234
Hasbro, Inc.	52	4,105
Hilton Worldwide Holdings, Inc.	47	4,247
Home Depot, Inc. (The)	16	4,561
Hyatt Hotels Corp., Class A(c)	67	3,785
Las Vegas Sands Corp.	78	3,955
Lear Corp.	35	3,988
Leggett & Platt, Inc.	115	4,715
Lennar Corp., Class A	61	4,564
Lennar Corp., Class B	4	237
LKQ Corp.(b)	134	4,253
Lowe’s Cos., Inc.	31	5,105
Marriott International, Inc., Class A	41	4,219
McDonald’s Corp.	21	4,484
MGM Resorts International	199	4,477
NIKE, Inc., Class B	39	4,364
Nordstrom, Inc.(c)	207	3,312
NVR, Inc.(b)	1	4,168
Ollie’s Bargain Outlet Holdings, Inc.(b)	44	4,204
O’Reilly Automotive, Inc.(b)	10	4,656
Penske Automotive Group, Inc.	102	4,811
Planet Fitness, Inc., Class A(b)	52	3,161
Polaris, Inc.	44	4,446
Pool Corp.	15	4,918
PulteGroup, Inc.	112	4,994
Ross Stores, Inc.	40	3,643
Service Corp. International	101	4,611
ServiceMaster Global Holdings, Inc.(b)	120	4,788
Skechers U.S.A., Inc., Class A(b)	116	3,463
Starbucks Corp.	51	4,308
Target Corp.	33	4,990
Tempur Sealy International, Inc.(b)	59	5,047
Thor Industries, Inc.	43	4,060
Tiffany & Co.	36	4,410
TJX Cos., Inc. (The)	73	4,000
Toll Brothers, Inc.	113	4,771
Tractor Supply Co.	33	4,911
Ulta Beauty, Inc.(b)	16	3,715
Vail Resorts, Inc.	20	4,353
VF Corp.	63	4,142
Wendy’s Co. (The)	182	3,811
Whirlpool Corp.	31	5,509
Williams-Sonoma, Inc.(c)	47	4,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Wyndham Destinations, Inc.	114	$3,305
Wyndham Hotels & Resorts, Inc.	81	4,241
Yum China Holdings, Inc. (China)	82	4,732
Yum! Brands, Inc.	43	4,122

		356,135

Consumer Staples-6.14%
Archer-Daniels-Midland Co.	100	4,476
Brown-Forman Corp., Class A	12	798
Brown-Forman Corp., Class B	50	3,658
Campbell Soup Co.	83	4,367
Casey’s General Stores, Inc.	24	4,268
Church & Dwight Co., Inc.	54	5,175
Clorox Co. (The)	20	4,470
Coca-Cola Co. (The)	84	4,160
Colgate-Palmolive Co.	56	4,439
Conagra Brands, Inc.	120	4,603
Costco Wholesale Corp.	13	4,520
Estee Lauder Cos., Inc. (The), Class A	20	4,434
Flowers Foods, Inc.	176	4,305
General Mills, Inc.	66	4,221
Grocery Outlet Holding Corp.(b)	111	4,565
Herbalife Nutrition Ltd.(b)	90	4,423
Hershey Co. (The)	30	4,459
Hormel Foods Corp.	85	4,333
Ingredion, Inc.	47	3,781
JM Smucker Co. (The)	35	4,206
Kellogg Co.	62	4,396
Keurig Dr Pepper, Inc.	142	4,236
Kimberly-Clark Corp.	29	4,575
Kraft Heinz Co. (The)	129	4,520
Kroger Co. (The)	123	4,389
Lamb Weston Holdings, Inc.	62	3,897
McCormick & Co., Inc.	23	4,743
Mondelez International, Inc., Class A	77	4,498
Monster Beverage Corp.(b)	56	4,696
Nu Skin Enterprises, Inc., Class A	104	4,916
PepsiCo, Inc.	31	4,342
Philip Morris International, Inc.	54	4,309
Pilgrim’s Pride Corp.(b)(c)	220	3,520
Procter & Gamble Co. (The)	34	4,703
Seaboard Corp.	1	2,683
Sprouts Farmers Market, Inc.(b)	157	3,666
Sysco Corp.	68	4,090
Tyson Foods, Inc., Class A	67	4,208
Walgreens Boots Alliance, Inc.	92	3,498
Walmart, Inc.	33	4,582

		168,128

Energy-1.90%
Cabot Oil & Gas Corp.	198	3,756
Cheniere Energy, Inc.(b)	81	4,216
Chevron Corp.	42	3,525
ConocoPhillips	89	3,372
EOG Resources, Inc.	73	3,310
Exxon Mobil Corp.	82	3,275
HollyFrontier Corp.	120	2,864
Kinder Morgan, Inc.	250	3,455
Marathon Oil Corp.	678	3,580
Murphy Oil Corp.(c)	285	3,916
ONEOK, Inc.	99	2,720

	Shares	Value
Energy-(continued)
Phillips 66	48	$2,807
Pioneer Natural Resources Co.	40	4,157
Valero Energy Corp.	57	2,998
Williams Cos., Inc. (The)	195	4,048

		51,999

Financials-16.83%
Affiliated Managers Group, Inc.	54	3,707
Aflac, Inc.	106	3,850
Alleghany Corp.	7	3,882
Allstate Corp. (The)	40	3,720
Ally Financial, Inc.	199	4,553
American Express Co.	38	3,860
American Financial Group, Inc.	62	4,145
American National Group, Inc.	50	3,751
Ameriprise Financial, Inc.	27	4,234
Aon PLC, Class A	20	4,000
Arch Capital Group Ltd.(b)	125	3,943
Arthur J. Gallagher & Co.	41	4,317
Associated Banc-Corp.	270	3,629
Assurant, Inc.	37	4,498
Assured Guaranty Ltd.	143	3,067
Athene Holding Ltd., Class A(b)	126	4,607
AXIS Capital Holdings Ltd.	103	4,919
Bank of America Corp.	155	3,990
Bank of Hawaii Corp.(c)	62	3,412
Bank of New York Mellon Corp. (The)	102	3,772
Bank OZK	165	3,802
Berkshire Hathaway, Inc., Class B(b)	21	4,579
BlackRock, Inc.	7	4,159
BOK Financial Corp.	73	4,098
Brighthouse Financial, Inc.(b)	125	3,795
Brown & Brown, Inc.	95	4,408
Capital One Financial Corp.	54	3,728
Cboe Global Markets, Inc.	39	3,580
Charles Schwab Corp. (The)	102	3,624
Chubb Ltd.	32	4,000
Citigroup, Inc.	76	3,885
Citizens Financial Group, Inc.	150	3,881
CME Group, Inc., Class A	22	3,869
CNA Financial Corp.	127	4,086
Commerce Bancshares, Inc.	62	3,693
Credit Acceptance Corp.(b)(c)	10	3,868
Cullen/Frost Bankers, Inc.	52	3,612
E*TRADE Financial Corp.	83	4,490
East West Bancorp, Inc.	106	3,899
Eaton Vance Corp.	99	4,061
Erie Indemnity Co., Class A	22	4,696
Evercore, Inc., Class A	65	4,022
Everest Re Group Ltd.	19	4,182
F.N.B. Corp.	498	3,735
FactSet Research Systems, Inc.	13	4,555
Fidelity National Financial, Inc.	121	3,972
Fifth Third Bancorp	189	3,905
First American Financial Corp.	76	3,995
First Citizens BancShares, Inc., Class A	10	3,932
First Hawaiian, Inc.	224	3,703
First Horizon National Corp.	387	3,696
First Republic Bank	35	3,952
Franklin Resources, Inc.	191	4,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Globe Life, Inc.	50	$4,124
Goldman Sachs Group, Inc. (The)	19	3,893
Hanover Insurance Group, Inc. (The)	38	3,895
Hartford Financial Services Group, Inc. (The)	96	3,883
Huntington Bancshares, Inc.	407	3,830
Interactive Brokers Group, Inc., Class A	92	4,878
Intercontinental Exchange, Inc.	41	4,355
Jefferies Financial Group, Inc.	260	4,560
JPMorgan Chase & Co.	39	3,907
Kemper Corp.	59	4,582
KeyCorp.	320	3,942
Lazard Ltd., Class A	131	4,149
LendingTree, Inc.(b)(c)	15	4,634
Lincoln National Corp.	99	3,569
LPL Financial Holdings, Inc.	51	4,190
M&T Bank Corp.	36	3,717
Marsh & McLennan Cos., Inc.	37	4,252
Mercury General Corp.	95	4,249
MetLife, Inc.	106	4,077
MGIC Investment Corp.	449	4,117
Moody’s Corp.	14	4,125
Morgan Stanley	86	4,494
Morningstar, Inc.	27	4,324
Nasdaq, Inc.	34	4,570
New York Community Bancorp, Inc.	390	3,530
Northern Trust Corp.	47	3,849
Old Republic International Corp.	238	3,834
OneMain Holdings, Inc.	147	4,275
People’s United Financial, Inc.	331	3,502
Pinnacle Financial Partners, Inc.	94	3,755
PNC Financial Services Group, Inc. (The)	34	3,781
Popular, Inc.	97	3,593
Primerica, Inc.	34	4,245
Principal Financial Group, Inc.	94	3,958
Progressive Corp. (The)	51	4,847
Prosperity Bancshares, Inc.	61	3,326
Prudential Financial, Inc.	63	4,270
Raymond James Financial, Inc.	52	3,937
Regions Financial Corp.	327	3,780
Reinsurance Group of America, Inc.	47	4,309
RenaissanceRe Holdings Ltd. (Bermuda)	22	4,042
S&P Global, Inc.	12	4,397
Santander Consumer USA Holdings, Inc.(c)	216	3,717
SEI Investments Co.	70	3,665
Signature Bank	37	3,590
SLM Corp.	514	3,927
Starwood Property Trust, Inc.	257	4,009
State Street Corp.	61	4,153
SVB Financial Group(b)	18	4,597
T. Rowe Price Group, Inc.	32	4,455
TCF Financial Corp.	124	3,333
TD Ameritrade Holding Corp.	97	3,723
Tradeweb Markets, Inc., Class A	63	3,609
Travelers Cos., Inc. (The)	35	4,061
Truist Financial Corp.	101	3,920
U.S. Bancorp	104	3,786
W.R. Berkley Corp.	67	4,157
Wells Fargo & Co.	140	3,381
Western Alliance Bancorporation	100	3,530
White Mountains Insurance Group Ltd.	5	4,457

	Shares	Value
Financials-(continued)
Willis Towers Watson PLC	20	$4,111
Zions Bancorporation N.A.	114	3,666

		460,733

Health Care-9.75%
Abbott Laboratories	44	4,817
AbbVie, Inc.	45	4,310
Agilent Technologies, Inc.	45	4,519
Alexion Pharmaceuticals, Inc.(b)	36	4,112
Amedisys, Inc.(b)	22	5,322
AmerisourceBergen Corp.	41	3,978
Amgen, Inc.	18	4,560
Anthem, Inc.	14	3,941
Baxter International, Inc.	45	3,918
Becton, Dickinson and Co.	17	4,127
Biogen, Inc.(b)	13	3,739
Bio-Rad Laboratories, Inc., Class A(b)	9	4,577
Boston Scientific Corp.(b)	106	4,348
Bristol-Myers Squibb Co.	67	4,167
Bruker Corp.	91	3,824
Centene Corp.(b)	62	3,802
Cerner Corp.	55	4,035
Charles River Laboratories International, Inc.(b)	21	4,598
Chemed Corp.	9	4,654
Cigna Corp.	20	3,547
Cooper Cos., Inc. (The)	13	4,087
CVS Health Corp.	60	3,727
Danaher Corp.	24	4,955
DaVita, Inc.(b)	51	4,425
Eli Lilly and Co.	27	4,007
Encompass Health Corp.	55	3,588
Exelixis, Inc.(b)	174	3,866
Gilead Sciences, Inc.	54	3,605
Globus Medical, Inc., Class A(b)	74	4,183
Haemonetics Corp.(b)	39	3,497
HCA Healthcare, Inc.	38	5,157
Hill-Rom Holdings, Inc.	40	3,752
Horizon Therapeutics PLC(b)	83	6,235
Humana, Inc.	10	4,152
Integra LifeSciences Holdings Corp.(b)	75	3,584
Ionis Pharmaceuticals, Inc.(b)	71	3,870
IQVIA Holdings, Inc.(b)	27	4,421
Jazz Pharmaceuticals PLC(b)	34	4,569
Johnson & Johnson	27	4,142
Laboratory Corp. of America Holdings(b)	23	4,042
McKesson Corp.	25	3,836
Medtronic PLC	42	4,514
Merck & Co., Inc.	49	4,178
Mettler-Toledo International, Inc.(b)	5	4,854
Molina Healthcare, Inc.(b)	23	4,254
Mylan N.V.(b)	230	3,767
PerkinElmer, Inc.	39	4,591
Perrigo Co. PLC	73	3,818
Pfizer, Inc.	111	4,195
PRA Health Sciences, Inc.(b)	37	3,956
Premier, Inc., Class A	118	3,865
Quest Diagnostics, Inc.	34	3,782
Regeneron Pharmaceuticals, Inc.(b)	7	4,340
STERIS PLC	25	3,991
Stryker Corp.	20	3,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Syneos Health, Inc.(b)	65	$4,102
Teleflex, Inc.	11	4,322
Thermo Fisher Scientific, Inc.	12	5,148
UnitedHealth Group, Inc.	13	4,063
Varian Medical Systems, Inc.(b)	32	5,557
Waters Corp.(b)	20	4,325
Zimmer Biomet Holdings, Inc.	31	4,367
Zoetis, Inc.	28	4,483

		267,030

Industrials-15.99%
3M Co.	25	4,076
A.O. Smith Corp.	81	3,967
AGCO Corp.	68	4,835
Alaska Air Group, Inc.	103	4,012
Allegion PLC	39	4,032
Allison Transmission Holdings, Inc.	103	3,695
AMERCO	13	4,614
AMETEK, Inc.	43	4,330
BWX Technologies, Inc.	65	3,615
C.H. Robinson Worldwide, Inc.	48	4,718
Carlisle Cos., Inc.	31	4,059
Caterpillar, Inc.	32	4,554
Cintas Corp.	15	4,999
Clean Harbors, Inc.(b)	62	3,788
Copart, Inc.(b)	45	4,649
CoreLogic, Inc.	79	5,246
CSX Corp.	54	4,129
Cummins, Inc.	23	4,767
Curtiss-Wright Corp.	38	3,888
Deere & Co.	26	5,462
Donaldson Co., Inc.	81	4,079
Dover Corp.	39	4,284
Eaton Corp. PLC	45	4,594
Emerson Electric Co.	64	4,446
Expeditors International of Washington, Inc.	52	4,596
Fastenal Co.	96	4,691
Fortive Corp.	60	4,327
Fortune Brands Home & Security, Inc.	64	5,381
FTI Consulting, Inc.(b)(c)	32	3,672
Gates Industrial Corp. PLC(b)	380	4,290
Generac Holdings, Inc.(b)	36	6,839
General Dynamics Corp.	26	3,883
Graco, Inc.	81	4,700
HD Supply Holdings, Inc.(b)	118	4,680
HEICO Corp.	15	1,649
HEICO Corp., Class A	26	2,324
Honeywell International, Inc.	27	4,470
Hubbell, Inc.	31	4,493
Huntington Ingalls Industries, Inc.	20	3,030
IAA, Inc.(b)	89	4,656
IDEX Corp.	25	4,506
IHS Markit Ltd.	57	4,555
Illinois Tool Works, Inc.	23	4,544
Ingersoll Rand, Inc.(b)	131	4,593
ITT, Inc.	67	4,208
J.B. Hunt Transport Services, Inc.	35	4,919
Jacobs Engineering Group, Inc.	46	4,152
JetBlue Airways Corp.(b)	358	4,124
Johnson Controls International PLC	120	4,888

	Shares	Value
Industrials-(continued)
Kansas City Southern	26	$4,733
Knight-Swift Transportation Holdings, Inc.	101	4,591
L3Harris Technologies, Inc.	20	3,615
Landstar System, Inc.	35	4,658
Lennox International, Inc.	18	5,046
Lincoln Electric Holdings, Inc.	47	4,545
Lockheed Martin Corp.	10	3,903
Macquarie Infrastructure Corp.	132	3,699
ManpowerGroup, Inc.	54	3,959
Masco Corp.	83	4,839
MSA Safety, Inc.	33	4,156
MSC Industrial Direct Co., Inc., Class A	56	3,690
Nordson Corp.	21	3,916
Norfolk Southern Corp.	21	4,463
Northrop Grumman Corp.	12	4,111
nVent Electric PLC	206	3,939
Old Dominion Freight Line, Inc.	25	5,054
Oshkosh Corp.	53	4,082
PACCAR, Inc.	54	4,635
Parker-Hannifin Corp.	21	4,326
Pentair PLC	100	4,514
Quanta Services, Inc.	100	5,125
Raytheon Technologies Corp.	60	3,660
Regal Beloit Corp.	48	4,745
Republic Services, Inc.	46	4,265
Robert Half International, Inc.	73	3,884
Rockwell Automation, Inc.	18	4,150
Roper Technologies, Inc.	10	4,272
Schneider National, Inc., Class B	174	4,708
Sensata Technologies Holding PLC(b)	100	4,164
Snap-on, Inc.	29	4,300
Southwest Airlines Co.	111	4,171
Stanley Black & Decker, Inc.	30	4,839
Teledyne Technologies, Inc.(b)	11	3,450
Timken Co. (The)	91	4,931
Toro Co. (The)	58	4,366
Trane Technologies PLC	43	5,091
TransDigm Group, Inc.	9	4,497
TransUnion	44	3,816
Trinity Industries, Inc.	186	3,807
Union Pacific Corp.	23	4,426
United Parcel Service, Inc., Class B	39	6,381
United Rentals, Inc.(b)	27	4,780
Univar Solutions, Inc.(b)	237	4,311
Valmont Industries, Inc.	34	4,320
W.W. Grainger, Inc.	13	4,751
Wabtec Corp.	63	4,193
Waste Management, Inc.	37	4,218
Watsco, Inc.	23	5,635
XPO Logistics, Inc.(b)	50	4,413
Xylem, Inc.	58	4,650

		437,801

Information Technology-12.79%
Accenture PLC, Class A	20	4,799
Akamai Technologies, Inc.(b)	39	4,541
Amdocs Ltd.	63	3,857
Amphenol Corp., Class A	39	4,282
Analog Devices, Inc.	33	3,857
Apple, Inc.	48	6,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Applied Materials, Inc.	70	$4,312
Arista Networks, Inc.(b)	18	4,022
Aspen Technology, Inc.(b)	36	4,573
Automatic Data Processing, Inc.	27	3,755
Booz Allen Hamilton Holding Corp.	50	4,403
Broadcom, Inc.	13	4,513
Broadridge Financial Solutions, Inc.	33	4,534
CACI International, Inc., Class A(b)	16	3,747
Cadence Design Systems, Inc.(b)	44	4,880
CDK Global, Inc.	96	4,476
CDW Corp.	35	3,978
Ciena Corp.(b)	72	4,087
Cirrus Logic, Inc.(b)	56	3,393
Cisco Systems, Inc.	86	3,631
Citrix Systems, Inc.	29	4,211
Cognizant Technology Solutions Corp., Class A	73	4,881
Corning, Inc.	160	5,194
Dell Technologies, Inc., Class C(b)	83	5,485
Dolby Laboratories, Inc., Class A	64	4,470
Entegris, Inc.	65	4,348
EPAM Systems, Inc.(b)	18	5,888
F5 Networks, Inc.(b)	28	3,705
First Solar, Inc.(b)	83	6,357
Fiserv, Inc.(b)	37	3,684
FleetCor Technologies, Inc.(b)	16	4,023
FLIR Systems, Inc.	85	3,136
Genpact Ltd.	108	4,555
GoDaddy, Inc., Class A(b)	51	4,268
Intel Corp.	65	3,312
International Business Machines Corp.	31	3,823
Intuit, Inc.	14	4,835
IPG Photonics Corp.(b)	25	4,043
Jabil, Inc.	125	4,269
Jack Henry & Associates, Inc.	23	3,805
Juniper Networks, Inc.	165	4,125
KLA Corp.	22	4,513
Lam Research Corp.	14	4,709
Leidos Holdings, Inc.	38	3,439
Littelfuse, Inc.	23	4,159
Lumentum Holdings, Inc.(b)	52	4,472
Marvell Technology Group Ltd.	112	4,343
Mastercard, Inc., Class A	13	4,656
Maxim Integrated Products, Inc.	67	4,585
Microchip Technology, Inc.	37	4,059
Micron Technology, Inc.(b)	82	3,732
Microsoft Corp.	22	4,962
MKS Instruments, Inc.	37	4,423
Motorola Solutions, Inc.	28	4,333
National Instruments Corp.	97	3,481
NortonLifeLock, Inc.	195	4,586
Nuance Communications, Inc.(b)	176	5,273
Oracle Corp.	75	4,291
Paychex, Inc.	54	4,129
Qorvo, Inc.(b)	36	4,618
QUALCOMM, Inc.	48	5,717
RealPage, Inc.(b)	59	3,695
Science Applications International Corp.	45	3,756
Skyworks Solutions, Inc.	32	4,635
SolarEdge Technologies, Inc.(b)	27	5,971
SolarWinds Corp.(b)	208	4,374

	Shares	Value
Information Technology-(continued)
SS&C Technologies Holdings, Inc.	66	$4,206
Switch, Inc., Class A	218	3,750
SYNNEX Corp.	36	4,577
Synopsys, Inc.(b)	22	4,869
Teradyne, Inc.	56	4,758
Texas Instruments, Inc.	32	4,549
Trimble, Inc.(b)	95	4,979
Ubiquiti, Inc.(c)	22	3,998
VeriSign, Inc.(b)	19	4,081
Visa, Inc., Class A	21	4,452
VMware, Inc., Class A(b)(c)	27	3,900
Western Union Co. (The)	176	4,152
Xilinx, Inc.	42	4,375
Zebra Technologies Corp., Class A(b)	15	4,298

		350,106

Materials-6.29%
Air Products and Chemicals, Inc.	16	4,676
Albemarle Corp.	51	4,642
Amcor PLC	384	4,247
AptarGroup, Inc.	36	4,262
Ardagh Group S.A	307	4,673
Avery Dennison Corp.	34	3,923
Axalta Coating Systems Ltd.(b)	165	3,935
Ball Corp.	55	4,420
Berry Global Group, Inc.(b)	88	4,536
Cabot Corp.	103	3,812
Celanese Corp.	42	4,248
Crown Holdings, Inc.(b)	59	4,534
Eastman Chemical Co.	56	4,094
Ecolab, Inc.	18	3,548
Element Solutions, Inc.(b)	358	3,849
FMC Corp.	40	4,274
Graphic Packaging Holding Co.	271	3,789
Huntsman Corp.	213	4,605
International Flavors & Fragrances, Inc.(c)	30	3,714
International Paper Co.	109	3,953
Linde PLC (United Kingdom)	19	4,745
LyondellBasell Industries N.V., Class A	57	3,732
Martin Marietta Materials, Inc.	19	3,855
NewMarket Corp.	9	3,352
Newmont Corp.	72	4,844
Nucor Corp.	91	4,137
Packaging Corp. of America	38	3,847
PPG Industries, Inc.	36	4,334
Reliance Steel & Aluminum Co.	40	4,195
RPM International, Inc.	52	4,408
Sealed Air Corp.	120	4,716
Sherwin-Williams Co. (The)	7	4,697
Silgan Holdings, Inc.	122	4,643
Sonoco Products Co.	74	3,924
Southern Copper Corp. (Peru)	105	5,051
Steel Dynamics, Inc.	145	4,280
Valvoline, Inc.	207	4,223
Vulcan Materials Co.	34	4,080
W.R. Grace & Co.	71	2,890
Westlake Chemical Corp.	77	4,568
Westrock Co.	135	4,095

		172,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value
Real Estate-7.99%
American Campus Communities, Inc.	107	$3,627
American Homes 4 Rent, Class A	147	4,210
Americold Realty Trust	112	4,295
Apartment Investment & Management Co., Class A	100	3,603
Apple Hospitality REIT, Inc.	352	3,580
AvalonBay Communities, Inc.	25	3,952
Boston Properties, Inc.	42	3,649
Brandywine Realty Trust	367	4,085
Brixmor Property Group, Inc.	294	3,469
Camden Property Trust	42	3,820
CBRE Group, Inc., Class A(b)	81	3,810
CoreSite Realty Corp.	34	4,163
Corporate Office Properties Trust	149	3,671
Cousins Properties, Inc.	114	3,403
CubeSmart	137	4,332
Douglas Emmett, Inc.	124	3,462
Duke Realty Corp.	110	4,241
Equity Commonwealth	121	3,798
Equity LifeStyle Properties, Inc.	63	4,176
Equity Residential	65	3,669
Essex Property Trust, Inc.	16	3,464
Extra Space Storage, Inc.	40	4,262
Federal Realty Investment Trust	43	3,407
First Industrial Realty Trust, Inc.	102	4,350
Gaming and Leisure Properties, Inc.	106	3,853
Healthcare Trust of America, Inc., Class A	147	3,879
Healthpeak Properties, Inc.	146	4,036
Highwoods Properties, Inc.	96	3,577
Host Hotels & Resorts, Inc.	320	3,594
Hudson Pacific Properties, Inc.	143	3,358
Invitation Homes, Inc.	145	4,151
Iron Mountain, Inc.(c)	142	4,273
JBG SMITH Properties	126	3,486
Jones Lang LaSalle, Inc.	35	3,606
Kilroy Realty Corp.	64	3,745
Kimco Realty Corp.	290	3,477
Lamar Advertising Co., Class A	58	4,015
Life Storage, Inc.	40	4,217
Medical Properties Trust, Inc.	206	3,828
Mid-America Apartment Communities, Inc.	33	3,865
National Retail Properties, Inc.	110	3,898
Omega Healthcare Investors, Inc.	122	3,778
Prologis, Inc.	42	4,278
Public Storage	20	4,248
Rayonier, Inc.	164	4,802
Realty Income Corp.	67	4,156
Regency Centers Corp.	82	3,256
Spirit Realty Capital, Inc.	119	4,226
STORE Capital Corp.	177	4,786
Taubman Centers, Inc.	95	3,639
UDR, Inc.	103	3,586
VICI Properties, Inc.	184	4,111
Vornado Realty Trust	98	3,511
Weingarten Realty Investors	191	3,337
Weyerhaeuser Co.	182	5,516
WP Carey, Inc.	62	4,301

		218,887

	Shares	Value
Utilities-4.51%
Alliant Energy Corp.	79	$4,278
Ameren Corp.	53	4,193
American Electric Power Co., Inc.	46	3,626
American Water Works Co., Inc.	31	4,382
Atmos Energy Corp.	39	3,893
Avangrid, Inc.	87	4,179
CMS Energy Corp.	67	4,053
Consolidated Edison, Inc.	53	3,781
Dominion Energy, Inc.	47	3,687
DTE Energy Co.	36	4,272
Duke Energy Corp.	45	3,615
Edison International	66	3,464
Entergy Corp.	39	3,866
Essential Utilities, Inc.	89	3,783
Evergy, Inc.	64	3,406
Eversource Energy	46	3,943
FirstEnergy Corp.	93	2,659
Hawaiian Electric Industries, Inc.	102	3,530
IDACORP, Inc.	42	3,776
MDU Resources Group, Inc.	178	4,204
National Fuel Gas Co.	94	4,290
NextEra Energy, Inc.	16	4,467
NiSource, Inc.	159	3,523
NRG Energy, Inc.	111	3,820
Pinnacle West Capital Corp.	51	3,741
PPL Corp.	135	3,730
Public Service Enterprise Group, Inc.	76	3,970
Sempra Energy	31	3,833
Southern Co. (The)	69	3,600
Vistra Corp.	194	3,731
WEC Energy Group, Inc.	43	4,045
Xcel Energy, Inc.	60	4,169

		123,509

Total Common Stocks & Other Equity Interests (Cost $2,669,558)		2,734,013

Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $210)	210	210

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $2,669,768)		2,734,223

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.04%
Invesco Private Government Fund, 0.03%(d)(e)(f)	42,741	42,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2020

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	13,090	$13,093

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $55,834)		55,834

TOTAL INVESTMENTS IN SECURITIES-101.90% (Cost $2,725,602)		2,790,057
OTHER ASSETS LESS LIABILITIES-(1.90)%		(52,131)

NET ASSETS-100.00%		$2,737,926

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Invesco Ltd.	$19,295	$5,882	$(19,176)	$5,863	$(11,864)	$-	$785
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	365,920	(365,710)	-	-	210	145
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	164,481	1,400,057	(1,564,538)	-	-	-	1,666	*
Invesco Liquid Assets Portfolio, Institutional Class	53,557	414,546	(468,085)	-	(18)	-	623	*
Invesco Private Government Fund	-	276,798	(234,057)	-	-	42,741	5	*
Invesco Private Prime Fund	-	32,631	(19,539)	-	1	13,093	3	*

Total	$237,333	$2,495,834	$(2,671,105)	$5,863	$(11,881)	$56,044	$3,227

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Russell 1000 Equal Weight ETF (EQAL)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-4.77%
Activision Blizzard, Inc.	4,245	$354,542
Alphabet, Inc., Class A(b)	242	394,346
Altice USA, Inc., Class A(b)	13,193	363,863
AT&T, Inc.	36,952	1,101,539
Cable One, Inc.	186	342,301
CenturyLink, Inc.	110,497	1,187,843
Charter Communications, Inc., Class A(b)	604	371,828
Comcast Corp., Class A	8,232	368,876
Discovery, Inc., Class A(b)(c)	14,422	318,221
DISH Network Corp., Class A(b)	8,801	312,612
Electronic Arts, Inc.(b)	2,498	348,396
Facebook, Inc., Class A(b)	1,371	401,977
Fox Corp., Class A	11,186	311,642
GCI Liberty, Inc., Class A(b)	16,219	1,310,171
IAC/InterActiveCorp.(b)	1,066	141,767
Interpublic Group of Cos., Inc. (The)	18,496	328,489
John Wiley & Sons, Inc., Class A	7,923	250,763
Liberty Broadband Corp., Class C(b)	2,491	348,964
Liberty Media Corp.-Liberty Formula One, Class C(b)	9,559	372,610
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	8,911	320,752
Lions Gate Entertainment Corp., Class A(b)(c)	42,783	416,706
Live Nation Entertainment, Inc.(b)	6,726	382,037
Madison Square Garden Entertainment Corp.(b)	4,105	308,573
Madison Square Garden Sports Corp., Class A(b)	2,004	328,656
Match Group, Inc.(b)	5,682	634,566
Netflix, Inc.(b)	731	387,108
New York Times Co. (The), Class A	7,633	330,738
News Corp., Class A	27,218	411,536
Nexstar Media Group, Inc., Class A	3,675	352,837
Omnicom Group, Inc.	5,866	317,292
Pinterest, Inc., Class A(b)	13,982	514,398
Roku, Inc.(b)	2,542	440,986
Sirius XM Holdings, Inc.	53,582	314,526
Spotify Technology S.A.(b)	1,440	406,310
Take-Two Interactive Software, Inc.(b)	2,283	390,827
Telephone & Data Systems, Inc.	56,068	1,296,853
T-Mobile US, Inc.(b)	10,539	1,229,691
TripAdvisor, Inc.	17,117	400,024
Twitter, Inc.(b)	9,470	384,293
United States Cellular Corp.(b)	35,871	1,304,987
Verizon Communications, Inc.	19,706	1,167,975
ViacomCBS, Inc., Class B	13,259	369,263
Walt Disney Co. (The)	2,750	362,643
World Wrestling Entertainment, Inc., Class A	7,169	315,938
Zillow Group, Inc., Class C(b)	3,662	314,053
Zynga, Inc., Class A(b)	34,979	316,910

		22,651,228

Consumer Discretionary-8.66%
Advance Auto Parts, Inc.	2,203	344,351
Amazon.com, Inc.(b)	128	441,723
Aptiv PLC	4,240	365,149
Aramark	12,843	353,953

	Shares	Value
Consumer Discretionary-(continued)
AutoNation, Inc.(b)	8,253	$469,266
AutoZone, Inc.(b)	285	340,948
Best Buy Co., Inc.	3,947	437,762
Booking Holdings, Inc.(b)	206	393,553
BorgWarner, Inc.	9,756	395,996
Bright Horizons Family Solutions, Inc.(b)	2,685	357,132
Brunswick Corp.	6,482	401,171
Burlington Stores, Inc.(b)	1,543	303,863
Capri Holdings Ltd.(b)	19,637	311,050
CarMax, Inc.(b)	3,323	355,328
Carnival Corp.	17,256	284,379
Carter’s, Inc.	3,787	301,521
Carvana Co.(b)	2,634	568,839
Chegg, Inc.(b)	5,142	379,171
Chipotle Mexican Grill, Inc.(b)	313	410,118
Choice Hotels International, Inc.	3,800	377,302
Columbia Sportswear Co.	4,098	350,666
D.R. Horton, Inc.	5,666	404,382
Darden Restaurants, Inc.	4,371	378,835
Dick’s Sporting Goods, Inc.	7,917	428,468
Dollar General Corp.	1,697	342,590
Dollar Tree, Inc.(b)	3,588	345,417
Domino’s Pizza, Inc.	864	353,341
Dunkin’ Brands Group, Inc.	5,039	383,367
eBay, Inc.	6,711	367,629
Etsy, Inc.(b)	3,729	446,361
Expedia Group, Inc.	3,856	378,466
Extended Stay America, Inc.	27,260	340,477
Five Below, Inc.(b)	2,912	318,718
Floor & Decor Holdings, Inc., Class A(b)	5,576	408,386
Foot Locker, Inc.	11,098	336,602
Ford Motor Co.	51,298	349,852
Frontdoor, Inc.(b)	7,162	312,048
Gap, Inc. (The)	29,763	517,579
Garmin Ltd.	3,411	353,414
General Motors Co.	11,980	354,967
Gentex Corp.	12,142	328,441
Genuine Parts Co.	3,680	347,539
Graham Holdings Co., Class B	963	412,116
Grand Canyon Education, Inc.(b)	3,405	320,206
Grubhub, Inc.(b)	5,062	366,236
H&R Block, Inc.	19,836	287,622
Hanesbrands, Inc.	27,495	420,399
Harley-Davidson, Inc.	13,055	361,754
Hasbro, Inc.	4,315	340,626
Hilton Worldwide Holdings, Inc.	4,162	376,078
Home Depot, Inc. (The)	1,311	373,687
Hyatt Hotels Corp., Class A	5,850	330,467
Kohl’s Corp.	13,900	296,904
L Brands, Inc.	20,781	610,961
Las Vegas Sands Corp.	6,742	341,887
Lear Corp.	3,022	344,296
Leggett & Platt, Inc.	9,380	384,580
Lennar Corp., Class A	5,235	391,683
LKQ Corp.(b)	12,497	396,655
Lowe’s Cos., Inc.	2,401	395,421
lululemon athletica, inc.(b)	1,076	404,221
Marriott International, Inc., Class A	3,494	359,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
Mattel, Inc.(b)	32,692	$351,276
McDonald’s Corp.	1,713	365,760
MGM Resorts International	17,484	393,390
Mohawk Industries, Inc.(b)	3,420	315,769
Newell Brands, Inc.	21,014	335,804
NIKE, Inc., Class B	3,306	369,908
Nordstrom, Inc.(c)	17,824	285,184
Norwegian Cruise Line Holdings Ltd.(b)(c)	16,809	287,602
NVR, Inc.(b)	101	421,002
Ollie’s Bargain Outlet Holdings, Inc.(b)	3,162	302,098
O’Reilly Automotive, Inc.(b)	769	358,069
Peloton Interactive, Inc., Class A(b)	6,348	486,701
Penske Automotive Group, Inc.	8,048	379,624
Planet Fitness, Inc., Class A(b)	4,888	297,142
Polaris, Inc.	3,446	348,184
Pool Corp.	1,218	399,309
PulteGroup, Inc.	9,115	406,438
PVH Corp.	6,530	364,113
Qurate Retail, Inc., Class A(b)	34,547	381,744
Ralph Lauren Corp.	4,381	301,544
Ross Stores, Inc.	3,507	319,418
Royal Caribbean Cruises Ltd.	5,465	376,211
Service Corp. International	8,203	374,467
ServiceMaster Global Holdings, Inc.(b)	9,089	362,651
Six Flags Entertainment Corp.	13,877	301,547
Skechers U.S.A., Inc., Class A(b)	9,977	297,813
Starbucks Corp.	4,255	359,420
Tapestry, Inc.	23,228	342,148
Target Corp.	2,773	419,305
Tempur Sealy International, Inc.(b)	4,438	379,627
Tesla, Inc.(b)	1,605	799,804
Thor Industries, Inc.	2,830	267,237
Tiffany & Co.	2,676	327,810
TJX Cos., Inc. (The)	6,066	332,356
Toll Brothers, Inc.	10,043	424,015
Tractor Supply Co.	2,582	384,279
Ulta Beauty, Inc.(b)	1,478	343,162
Under Armour, Inc., Class A(b)(c)	33,199	325,682
Vail Resorts, Inc.	1,763	383,752
VF Corp.	5,113	336,180
Wayfair, Inc., Class A(b)(c)	1,624	481,613
Wendy’s Co. (The)	14,727	308,383
Whirlpool Corp.	2,563	455,496
Williams-Sonoma, Inc.	3,763	330,241
Wyndham Destinations, Inc.	10,672	309,381
Wyndham Hotels & Resorts, Inc.	6,939	363,326
Wynn Resorts Ltd.	3,675	321,379
Yum China Holdings, Inc. (China)	6,450	372,230
Yum! Brands, Inc.	3,609	345,923

		41,151,004

Consumer Staples-10.88%
Altria Group, Inc.	23,330	1,020,454
Archer-Daniels-Midland Co.	23,846	1,067,347
Beyond Meat, Inc.(b)(c)	6,126	832,217
Boston Beer Co., Inc. (The), Class A(b)	1,804	1,591,092
Brown-Forman Corp., Class B	14,493	1,060,453
Bunge Ltd.	23,487	1,071,477
Campbell Soup Co.	19,718	1,037,364
Casey’s General Stores, Inc.	6,278	1,116,542

	Shares	Value
Consumer Staples-(continued)
Church & Dwight Co., Inc.	12,439	$1,192,029
Clorox Co. (The)	4,512	1,008,432
Coca-Cola Co. (The)	20,577	1,019,179
Colgate-Palmolive Co.	13,139	1,041,397
Conagra Brands, Inc.	28,245	1,083,478
Constellation Brands, Inc., Class A	5,241	966,860
Costco Wholesale Corp.	1,088	378,254
Coty, Inc., Class A	69,072	247,278
Energizer Holdings, Inc.	20,704	958,388
Estee Lauder Cos., Inc. (The), Class A	1,659	367,833
Flowers Foods, Inc.	42,276	1,034,071
General Mills, Inc.	15,664	1,001,713
Grocery Outlet Holding Corp.(b)	27,800	1,143,414
Hain Celestial Group, Inc. (The)(b)	31,206	1,023,245
Herbalife Nutrition Ltd.(b)	21,812	1,072,060
Hershey Co. (The)	7,307	1,086,112
Hormel Foods Corp.	20,101	1,024,749
Ingredion, Inc.	11,238	903,985
JM Smucker Co. (The)	8,903	1,069,962
Kellogg Co.	14,276	1,012,311
Keurig Dr Pepper, Inc.	33,292	993,100
Kimberly-Clark Corp.	6,796	1,072,137
Kraft Heinz Co. (The)	29,169	1,022,082
Kroger Co. (The)	30,416	1,085,243
Lamb Weston Holdings, Inc.	14,268	896,744
McCormick & Co., Inc.	5,573	1,149,153
Molson Coors Beverage Co., Class B	24,756	931,816
Mondelez International, Inc., Class A	18,222	1,064,529
Monster Beverage Corp.(b)	13,883	1,164,228
Nu Skin Enterprises, Inc., Class A	25,465	1,203,731
PepsiCo, Inc.	7,295	1,021,738
Philip Morris International, Inc.	12,978	1,035,515
Pilgrim’s Pride Corp.(b)	53,216	851,456
Post Holdings, Inc.(b)	10,870	956,777
Procter & Gamble Co. (The)	8,121	1,123,378
Reynolds Consumer Products, Inc.	9,570	318,011
Seaboard Corp.	312	837,096
Spectrum Brands Holdings, Inc.	20,845	1,242,362
Sprouts Farmers Market, Inc.(b)	43,395	1,013,273
Sysco Corp.	17,302	1,040,542
TreeHouse Foods, Inc.(b)	19,938	853,546
Tyson Foods, Inc., Class A	15,110	948,908
US Foods Holding Corp.(b)	48,396	1,178,443
Walgreens Boots Alliance, Inc.	23,046	876,209
Walmart, Inc.	2,758	382,948

		51,694,661

Energy-8.61%
Antero Midstream Corp.(c)	208,402	1,410,882
Apache Corp.	86,749	1,283,885
Baker Hughes Co., Class A	76,588	1,093,677
Cabot Oil & Gas Corp.	65,719	1,246,689
Cheniere Energy, Inc.(b)	25,490	1,326,755
Chevron Corp.	13,413	1,125,753
Cimarex Energy Co.	42,492	1,180,428
Concho Resources, Inc.	21,643	1,125,003
ConocoPhillips	27,761	1,051,864
Continental Resources, Inc.(c)	71,737	1,232,442
Devon Energy Corp.	95,258	1,035,454
Diamondback Energy, Inc.	26,475	1,031,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Energy-(continued)
EOG Resources, Inc.	23,307	$1,056,739
EQT Corp.	90,193	1,431,363
Equitrans Midstream Corp.	128,109	1,316,961
Exxon Mobil Corp.	26,303	1,050,542
Halliburton Co.	93,527	1,513,267
Helmerich & Payne, Inc.	57,065	940,431
Hess Corp.	23,884	1,099,619
HollyFrontier Corp.	37,882	904,243
Kinder Morgan, Inc.	78,222	1,081,028
Marathon Oil Corp.	190,087	1,003,659
Marathon Petroleum Corp.	32,071	1,137,238
Murphy Oil Corp.(c)	82,737	1,136,806
National Oilwell Varco, Inc.	100,546	1,206,552
Noble Energy, Inc.	120,605	1,200,020
Occidental Petroleum Corp.	62,724	799,104
ONEOK, Inc.	33,925	932,259
Parsley Energy, Inc., Class A	110,839	1,191,519
Phillips 66	16,182	946,162
Pioneer Natural Resources Co.	13,051	1,356,390
Schlumberger Ltd.	61,130	1,162,081
Targa Resources Corp.	56,801	966,185
Valero Energy Corp.	19,084	1,003,628
Williams Cos., Inc. (The)	63,423	1,316,661
WPX Energy, Inc.(b)	182,510	1,014,756

		40,911,511

Financials-6.37%
Affiliated Managers Group, Inc.	2,769	190,092
Aflac, Inc.	5,573	202,411
AGNC Investment Corp.	15,652	220,850
Alleghany Corp.	456	252,879
Allstate Corp. (The)	2,083	193,719
Ally Financial, Inc.	10,353	236,877
American Express Co.	2,019	205,110
American Financial Group, Inc.	3,466	231,702
American International Group, Inc.	6,351	185,068
American National Group, Inc.	2,761	207,103
Ameriprise Financial, Inc.	1,375	215,600
Annaly Capital Management, Inc.	29,657	217,979
Aon PLC, Class A	1,085	216,989
Apollo Global Management, Inc.	4,179	195,870
Arch Capital Group Ltd.(b)	6,763	213,305
Ares Management Corp., Class A	5,241	211,998
Arthur J. Gallagher & Co.	2,075	218,498
Associated Banc-Corp.	15,661	210,484
Assurant, Inc.	1,934	235,097
Assured Guaranty Ltd.	8,063	172,951
Athene Holding Ltd., Class A(b)	6,598	241,223
AXIS Capital Holdings Ltd.	4,889	233,499
Bank of America Corp.	8,245	212,226
Bank of Hawaii Corp.	3,241	178,385
Bank of New York Mellon Corp. (The)	5,349	197,806
Bank OZK	8,435	194,342
Berkshire Hathaway, Inc., Class B(b)	1,142	249,002
BlackRock, Inc.	402	238,864
BOK Financial Corp.	3,391	190,371
Brighthouse Financial, Inc.(b)	7,132	216,528
Brown & Brown, Inc.	4,925	228,520
Capital One Financial Corp.	3,268	225,590
Carlyle Group, Inc. (The)(c)	6,050	156,151

	Shares	Value
Financials-(continued)
Cboe Global Markets, Inc.	1,889	$173,391
Charles Schwab Corp. (The)	6,071	215,703
Chubb Ltd.	1,601	200,125
Cincinnati Financial Corp.	3,281	260,544
Citigroup, Inc.	3,899	199,317
Citizens Financial Group, Inc.	8,725	225,716
CME Group, Inc., Class A	1,075	189,060
CNA Financial Corp.	6,285	202,188
Comerica, Inc.	5,590	220,973
Commerce Bancshares, Inc.	3,370	200,751
Credit Acceptance Corp.(b)(c)	487	188,372
Cullen/Frost Bankers, Inc.	2,377	165,106
Discover Financial Services	3,821	202,819
E*TRADE Financial Corp.	4,215	228,032
East West Bancorp, Inc.	5,913	217,480
Eaton Vance Corp.	5,113	209,735
Equitable Holdings, Inc.	10,312	218,511
Erie Indemnity Co., Class A	1,143	243,962
Evercore, Inc., Class A	3,491	216,023
Everest Re Group Ltd.	1,040	228,883
F.N.B. Corp.	26,742	200,565
FactSet Research Systems, Inc.	745	261,048
Fidelity National Financial, Inc.	6,432	211,163
Fifth Third Bancorp	9,571	197,737
First American Financial Corp.	4,419	232,307
First Citizens BancShares, Inc., Class A	553	217,412
First Hawaiian, Inc.	11,567	191,203
First Horizon National Corp.	19,998	190,981
First Republic Bank	1,873	211,480
Franklin Resources, Inc.	9,148	192,657
Globe Life, Inc.	2,684	221,376
Goldman Sachs Group, Inc. (The)	1,022	209,377
Hanover Insurance Group, Inc. (The)	2,024	207,440
Hartford Financial Services Group, Inc. (The)	5,018	202,978
Huntington Bancshares, Inc.	22,377	210,568
Interactive Brokers Group, Inc., Class A	4,875	258,473
Intercontinental Exchange, Inc.	2,194	233,069
Invesco Ltd.(d)	18,221	185,854
Jefferies Financial Group, Inc.	13,411	235,229
JPMorgan Chase & Co.	2,080	208,395
Kemper Corp.	2,897	224,981
KeyCorp	13,825	170,324
KKR & Co., Inc., Class A	6,513	233,296
Lazard Ltd., Class A	6,813	215,768
LendingTree, Inc.(b)(c)	760	234,794
Lincoln National Corp.	5,567	200,690
Loews Corp.	6,085	218,208
LPL Financial Holdings, Inc.	2,533	208,111
M&T Bank Corp.	1,707	176,265
Markel Corp.(b)	223	242,363
MarketAxess Holdings, Inc.	403	195,834
Marsh & McLennan Cos., Inc.	1,911	219,593
Mercury General Corp.	4,917	219,937
MetLife, Inc.	5,416	208,299
MGIC Investment Corp.	24,123	221,208
Moody’s Corp.	759	223,632
Morgan Stanley	4,334	226,495
Morningstar, Inc.	1,490	238,624
MSCI, Inc.	665	248,225
Nasdaq, Inc.	1,729	232,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
New Residential Investment Corp.	27,055	$209,406
New York Community Bancorp, Inc.	19,660	177,923
Northern Trust Corp.	2,732	223,723
Old Republic International Corp.	12,520	201,697
OneMain Holdings, Inc.	7,928	230,546
PacWest Bancorp	11,268	214,993
People’s United Financial, Inc.	17,255	182,558
Pinnacle Financial Partners, Inc.	4,769	190,522
PNC Financial Services Group, Inc. (The)	1,874	208,389
Popular, Inc.	5,308	196,608
Primerica, Inc.	1,919	239,587
Principal Financial Group, Inc.	4,883	205,623
Progressive Corp. (The)	2,553	242,637
Prosperity Bancshares, Inc.	3,320	181,006
Prudential Financial, Inc.	3,217	218,016
Raymond James Financial, Inc.	2,857	216,332
Regions Financial Corp.	18,345	212,068
Reinsurance Group of America, Inc.	2,442	223,883
RenaissanceRe Holdings Ltd. (Bermuda)	1,240	227,838
S&P Global, Inc.	627	229,745
Santander Consumer USA Holdings, Inc.	10,804	185,937
SEI Investments Co.	3,704	193,941
Signature Bank	1,931	187,365
SLM Corp.	29,654	226,557
Starwood Property Trust, Inc.	13,244	206,606
State Street Corp.	3,247	221,088
Sterling Bancorp	16,978	198,133
SVB Financial Group(b)	930	237,503
Synchrony Financial	9,290	230,485
Synovus Financial Corp.	10,228	223,686
T. Rowe Price Group, Inc.	1,649	229,557
TCF Financial Corp.	5,895	158,458
TD Ameritrade Holding Corp.	5,190	199,192
TFS Financial Corp.	14,019	216,594
Tradeweb Markets, Inc., Class A	3,235	185,333
Travelers Cos., Inc. (The)	1,774	205,855
Truist Financial Corp.	5,547	215,279
U.S. Bancorp	5,357	194,995
Umpqua Holdings Corp.	19,399	218,821
Unum Group	12,038	222,462
Virtu Financial, Inc., Class A	8,865	228,983
Voya Financial, Inc.	4,389	227,833
W.R. Berkley Corp.	3,527	218,850
Webster Financial Corp.	7,598	208,945
Wells Fargo & Co.	7,487	180,811
Western Alliance Bancorporation	5,229	184,584
White Mountains Insurance Group Ltd.	243	216,610
Willis Towers Watson PLC	1,059	217,656
Wintrust Financial Corp.	4,856	211,333
Zions Bancorporation N.A	5,202	167,296

		30,295,999

Health Care-11.97%
10X Genomics, Inc., Class A(b)	4,754	544,904
Abbott Laboratories	4,663	510,459
AbbVie, Inc.	4,374	418,898
ABIOMED, Inc.(b)	1,668	513,110
Acadia Healthcare Co., Inc.(b)	15,915	491,933
ACADIA Pharmaceuticals, Inc.(b)	8,550	338,495
Acceleron Pharma, Inc.(b)	4,246	413,858

	Shares	Value
Health Care-(continued)
Adaptive Biotechnologies Corp.(b)	9,457	$393,506
Agilent Technologies, Inc.	4,785	480,510
Agios Pharmaceuticals, Inc.(b)	8,788	360,396
Alexion Pharmaceuticals, Inc.(b)	3,631	414,733
Align Technology, Inc.(b)	1,602	475,762
Alkermes PLC(b)	23,769	393,139
Alnylam Pharmaceuticals, Inc.(b)	2,961	392,747
Amedisys, Inc.(b)	2,228	538,953
AmerisourceBergen Corp.	4,211	408,593
Amgen, Inc.	1,822	461,549
Anthem, Inc.	1,597	449,587
Avantor, Inc.(b)	24,130	544,614
Baxter International, Inc.	5,036	438,485
Becton, Dickinson and Co.	1,779	431,888
Biogen, Inc.(b)	1,627	467,990
BioMarin Pharmaceutical, Inc.(b)	3,704	289,023
Bio-Rad Laboratories, Inc., Class A(b)	923	469,429
Bio-Techne Corp.	1,664	425,085
Bluebird Bio, Inc.(b)	6,577	390,016
Boston Scientific Corp.(b)	11,489	471,279
Bristol-Myers Squibb Co.	7,546	469,361
Bruker Corp.	10,262	431,209
Cardinal Health, Inc.	7,942	403,136
Catalent, Inc.(b)	5,959	551,208
Centene Corp.(b)	6,591	404,160
Cerner Corp.	6,043	443,375
Change Healthcare, Inc.(b)	35,051	495,972
Charles River Laboratories International, Inc.(b)	2,355	515,627
Chemed Corp.	931	481,429
Cigna Corp.	2,224	394,471
Cooper Cos., Inc. (The)	1,399	439,818
CVS Health Corp.	15,008	932,297
Danaher Corp.	2,387	492,844
DaVita, Inc.(b)	5,398	468,331
DENTSPLY SIRONA, Inc.	9,557	428,823
DexCom, Inc.(b)	1,056	449,233
Edwards Lifesciences Corp.(b)	6,023	517,014
Elanco Animal Health, Inc.(b)	19,280	560,277
Eli Lilly and Co.	2,614	387,891
Encompass Health Corp.	6,471	422,168
Envista Holdings Corp.(b)	20,198	484,550
Exact Sciences Corp.(b)	4,894	368,469
Exelixis, Inc.(b)	18,769	417,047
Gilead Sciences, Inc.	5,695	380,141
Global Blood Therapeutics, Inc.(b)	6,571	412,527
Globus Medical, Inc., Class A(b)	8,879	501,841
Guardant Health, Inc.(b)	5,309	507,010
Haemonetics Corp.(b)	4,910	440,231
HCA Healthcare, Inc.	4,217	572,331
Henry Schein, Inc.(b)	7,104	471,990
Hill-Rom Holdings, Inc.	4,463	418,585
Hologic, Inc.(b)	7,948	474,655
Horizon Therapeutics PLC(b)	8,716	654,746
Humana, Inc.	1,114	462,499
ICU Medical, Inc.(b)	2,351	470,764
IDEXX Laboratories, Inc.(b)	1,353	529,104
Illumina, Inc.(b)	1,160	414,375
Immunomedics, Inc.(b)	12,542	558,872
Incyte Corp.(b)	4,327	416,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Insulet Corp.(b)	2,229	$486,479
Integra LifeSciences Holdings Corp.(b)	8,792	420,170
Intuitive Surgical, Inc.(b)	730	533,513
Ionis Pharmaceuticals, Inc.(b)	7,258	395,561
Iovance Biotherapeutics, Inc.(b)	14,094	469,753
IQVIA Holdings, Inc.(b)	3,059	500,911
Jazz Pharmaceuticals PLC(b)	3,797	510,279
Johnson & Johnson	2,934	450,105
Laboratory Corp. of America Holdings(b)	2,508	440,781
Livongo Health, Inc.(b)	6,011	825,310
Masimo Corp.(b)	1,911	428,064
McKesson Corp.	6,303	967,132
Medtronic PLC	4,472	480,606
Merck & Co., Inc.	5,524	471,032
Mettler-Toledo International, Inc.(b)	502	487,332
Moderna, Inc.(b)(c)	6,497	421,590
Molina Healthcare, Inc.(b)	2,471	457,061
Mylan N.V.(b)	25,830	423,095
Nektar Therapeutics(b)	19,202	371,367
Neurocrine Biosciences, Inc.(b)	3,479	405,025
Novocure Ltd.(b)	6,752	558,728
Penumbra, Inc.(b)	2,446	511,581
PerkinElmer, Inc.	4,301	506,314
Perrigo Co. PLC	7,725	404,018
Pfizer, Inc.	12,696	479,782
PPD, Inc.(b)	15,441	530,244
PRA Health Sciences, Inc.(b)	4,328	462,706
Premier, Inc., Class A	12,159	398,207
QIAGEN N.V.(b)	9,938	506,441
Quest Diagnostics, Inc.	3,789	421,488
Quidel Corp.(b)	2,024	356,143
Reata Pharmaceuticals, Inc., Class A(b)	2,623	275,284
Regeneron Pharmaceuticals, Inc.(b)	696	431,471
Repligen Corp.(b)	3,698	572,857
ResMed, Inc.	2,437	440,561
Sage Therapeutics, Inc.(b)	10,510	551,144
Sarepta Therapeutics, Inc.(b)	2,553	373,810
Seattle Genetics, Inc.(b)	2,630	416,434
STERIS PLC	2,757	440,127
Stryker Corp.	2,224	440,708
Syneos Health, Inc.(b)	7,794	491,801
Tandem Diabetes Care, Inc.(b)	4,806	541,732
Teladoc Health, Inc.(b)(c)	2,203	475,165
Teleflex, Inc.	1,152	452,678
Thermo Fisher Scientific, Inc.	1,208	518,208
United Therapeutics Corp.(b)	3,650	390,404
UnitedHealth Group, Inc.	1,445	451,635
Universal Health Services, Inc., Class B	4,310	475,609
Varian Medical Systems, Inc.(b)	3,521	611,492
Veeva Systems, Inc., Class A(b)	1,860	525,022
Vertex Pharmaceuticals, Inc.(b)	1,504	419,796
Waters Corp.(b)	2,006	433,818
West Pharmaceutical Services, Inc.	1,984	563,377
Zimmer Biomet Holdings, Inc.	3,317	467,299
Zoetis, Inc.	3,074	492,147

		56,907,625

Industrials-13.70%
3M Co.	2,449	399,236
A.O. Smith Corp.	15,135	741,161

	Shares	Value
Industrials-(continued)
Acuity Brands, Inc.	7,929	$866,560
ADT, Inc.(c)	46,642	496,737
AECOM(b)	9,985	394,507
AGCO Corp.	7,168	509,645
Air Lease Corp.	12,701	394,747
Alaska Air Group, Inc.	10,386	404,535
Allegion PLC	3,767	389,470
Allison Transmission Holdings, Inc.	10,523	377,460
AMERCO	1,048	371,925
American Airlines Group, Inc.(c)	23,565	307,523
AMETEK, Inc.	4,349	437,944
Armstrong World Industries, Inc.	9,568	705,544
Axon Enterprise, Inc.(b)	4,234	362,769
Boeing Co. (The)	2,018	346,733
BWX Technologies, Inc.	6,589	366,414
C.H. Robinson Worldwide, Inc.	5,000	491,500
Carlisle Cos., Inc.	3,227	422,576
Carrier Global Corp.	34,146	1,019,258
Caterpillar, Inc.	3,051	434,188
Cintas Corp.	1,410	469,868
Clean Harbors, Inc.(b)	6,500	397,150
Colfax Corp.(b)	13,807	459,497
Copa Holdings S.A., Class A (Panama)	7,875	419,344
Copart, Inc.(b)	4,499	464,837
CoreLogic, Inc.	7,790	517,256
CoStar Group, Inc.(b)	555	470,973
Crane Co.	6,993	395,384
CSX Corp.	5,600	428,176
Cummins, Inc.	2,269	470,250
Curtiss-Wright Corp.	4,229	432,711
Deere & Co.	2,512	527,671
Delta Air Lines, Inc.	12,611	389,049
Donaldson Co., Inc.	8,635	434,859
Dover Corp.	3,990	438,262
Eaton Corp. PLC	4,447	454,039
Emerson Electric Co.	6,324	439,328
Equifax, Inc.	2,274	382,646
Expeditors International of Washington, Inc.	5,287	467,318
Fastenal Co.	17,286	844,594
FedEx Corp.	2,810	617,750
Flowserve Corp.	13,940	413,739
Fortive Corp.	5,698	410,883
Fortune Brands Home & Security, Inc.	5,185	435,955
FTI Consulting, Inc.(b)	3,640	417,726
Gates Industrial Corp. PLC(b)	36,412	411,091
Generac Holdings, Inc.(b)	3,502	665,310
General Dynamics Corp.	2,451	366,057
General Electric Co.	53,376	338,404
Graco, Inc.	8,026	465,669
GrafTech International Ltd.	91,276	607,898
HD Supply Holdings, Inc.(b)	11,048	438,164
HEICO Corp.	3,498	384,500
Hexcel Corp.	15,920	627,089
Honeywell International, Inc.	2,617	433,244
Howmet Aerospace, Inc.	49,769	871,953
Hubbell, Inc.	3,069	444,759
Huntington Ingalls Industries, Inc.	2,151	325,920
IAA, Inc.(b)	7,681	401,870
IDEX Corp.	2,539	457,604
IHS Markit Ltd.	4,504	359,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Illinois Tool Works, Inc.	2,279	$450,216
Ingersoll Rand, Inc.(b)	13,235	464,019
ITT, Inc.	6,907	433,829
J.B. Hunt Transport Services, Inc.	3,247	456,333
Jacobs Engineering Group, Inc.	4,562	411,812
JetBlue Airways Corp.(b)	32,281	371,877
Johnson Controls International PLC	11,186	455,606
Kansas City Southern	2,670	486,047
Kirby Corp.(b)	7,128	302,512
Knight-Swift Transportation Holdings, Inc.	9,161	416,459
L3Harris Technologies, Inc.	1,713	309,608
Landstar System, Inc.	3,497	465,416
Lennox International, Inc.	3,217	901,822
Lincoln Electric Holdings, Inc.	4,640	448,734
Lockheed Martin Corp.	1,035	403,919
Lyft, Inc., Class A(b)	9,063	268,899
Macquarie Infrastructure Corp.	12,254	343,357
ManpowerGroup, Inc.	5,584	409,363
Masco Corp.	15,039	876,774
Mercury Systems, Inc.(b)	4,136	313,261
Middleby Corp. (The)(b)	4,876	477,360
MSA Safety, Inc.	3,601	453,546
MSC Industrial Direct Co., Inc., Class A	5,373	354,081
Nielsen Holdings PLC	21,520	328,826
Nordson Corp.	1,999	372,794
Norfolk Southern Corp.	2,232	474,367
Northrop Grumman Corp.	1,216	416,614
nVent Electric PLC	20,352	389,130
Old Dominion Freight Line, Inc.	2,353	475,730
Oshkosh Corp.	5,276	406,305
Otis Worldwide Corp.	6,763	425,393
Owens Corning	13,012	880,132
PACCAR, Inc.	5,210	447,226
Parker-Hannifin Corp.	2,089	430,355
Pentair PLC	10,245	462,459
Quanta Services, Inc.	10,137	519,521
Raytheon Technologies Corp.	5,800	353,800
Regal Beloit Corp.	4,668	461,478
Republic Services, Inc.	4,718	437,453
Robert Half International, Inc.	7,509	399,479
Rockwell Automation, Inc.	1,863	429,477
Rollins, Inc.	7,665	422,648
Roper Technologies, Inc.	958	409,248
Ryder System, Inc.	10,065	411,658
Schneider National, Inc., Class B	16,072	434,908
Sensata Technologies Holding PLC(b)	10,474	436,137
Snap-on, Inc.	2,864	424,645
Southwest Airlines Co.	10,835	407,179
Spirit AeroSystems Holdings, Inc., Class A	13,954	286,894
Stanley Black & Decker, Inc.	2,841	458,253
Stericycle, Inc.(b)	6,806	436,333
Teledyne Technologies, Inc.(b)	1,182	370,687
Textron, Inc.	11,097	437,555
Timken Co. (The)	16,447	891,263
Toro Co. (The)	5,915	445,281
Trane Technologies PLC	8,049	952,921
TransDigm Group, Inc.	836	417,724
TransUnion	2,307	200,063
Trex Co., Inc.(b)	6,043	903,368
Trinity Industries, Inc.	17,410	356,383

	Shares	Value
Industrials-(continued)
Uber Technologies, Inc.(b)	9,716	$326,749
Union Pacific Corp.	2,274	437,609
United Airlines Holdings, Inc.(b)	9,882	355,752
United Parcel Service, Inc., Class B	3,618	591,977
United Rentals, Inc.(b)	2,529	447,759
Univar Solutions, Inc.(b)	40,780	741,788
Valmont Industries, Inc.	3,449	438,195
Verisk Analytics, Inc.	2,325	434,008
Vertiv Holdings Co.(b)	22,611	366,977
Virgin Galactic Holdings, Inc.(b)(c)	25,564	457,596
W.W. Grainger, Inc.	1,265	462,269
Wabtec Corp.	6,346	422,326
Waste Management, Inc.	3,712	423,168
Watsco, Inc.	4,047	991,475
Woodward, Inc.	4,887	418,767
XPO Logistics, Inc.(b)	4,828	426,168
Xylem, Inc.	5,859	469,775

		65,140,084

Information Technology-13.53%
2U, Inc.(b)	9,163	379,257
Accenture PLC, Class A	1,920	460,666
Adobe, Inc.(b)	773	396,850
Advanced Micro Devices, Inc.(b)	5,968	542,014
Akamai Technologies, Inc.(b)	3,197	372,227
Alliance Data Systems Corp.	4,235	191,041
Alteryx, Inc., Class A(b)	2,005	242,264
Amdocs Ltd.	5,208	318,886
Amphenol Corp., Class A	3,301	362,450
Analog Devices, Inc.	2,621	306,342
Anaplan, Inc.(b)	6,774	414,907
ANSYS, Inc.(b)	1,116	378,335
Apple, Inc.	3,648	470,738
Applied Materials, Inc.	5,346	329,314
Arista Networks, Inc.(b)	1,466	327,578
Arrow Electronics, Inc.(b)	4,897	384,708
Aspen Technology, Inc.(b)	3,184	404,464
Atlassian Corp. PLC, Class A(b)	1,808	346,702
Autodesk, Inc.(b)	1,360	334,152
Automatic Data Processing, Inc.	2,561	356,209
Avalara, Inc.(b)	2,598	344,001
Avnet, Inc.	11,932	328,249
Bill.Com Holdings, Inc.(b)	2,525	249,925
Black Knight, Inc.(b)	4,387	368,947
Booz Allen Hamilton Holding Corp.	4,839	426,122
Broadcom, Inc.	1,021	354,440
Broadridge Financial Solutions, Inc.	1,644	225,886
CACI International, Inc., Class A(b)	1,336	312,878
Cadence Design Systems, Inc.(b)	3,439	381,419
CDK Global, Inc.	7,834	365,221
CDW Corp.	2,758	313,447
Ceridian HCM Holding, Inc.(b)	4,104	326,350
Ciena Corp.(b)	6,039	342,834
Cirrus Logic, Inc.(b)	4,988	302,223
Cisco Systems, Inc.	7,042	297,313
Citrix Systems, Inc.	2,204	320,021
Cloudflare, Inc., Class A(b)	8,783	336,038
Cognex Corp.	5,754	398,119
Cognizant Technology Solutions Corp., Class A	5,883	393,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Coherent, Inc.(b)	2,284	$257,315
CommScope Holding Co., Inc.(b)	32,883	338,695
Corning, Inc.	11,803	383,125
Coupa Software, Inc.(b)(c)	1,234	404,431
Cree, Inc.(b)	5,391	340,172
Crowdstrike Holdings, Inc., Class A(b)	3,171	398,690
Datadog, Inc., Class A(b)	3,720	310,806
Dell Technologies, Inc., Class C(b)	6,803	449,542
DocuSign, Inc.(b)	1,987	443,101
Dolby Laboratories, Inc., Class A	4,878	340,728
Dropbox, Inc., Class A(b)	14,015	296,698
DXC Technology Co.	20,606	411,708
Dynatrace, Inc.(b)	7,979	352,911
EchoStar Corp., Class A(b)	10,692	314,131
Elastic N.V.(b)	3,610	391,974
Enphase Energy, Inc.(b)	26,984	2,083,974
Entegris, Inc.	5,197	347,627
EPAM Systems, Inc.(b)	1,338	437,660
Euronet Worldwide, Inc.(b)	2,042	211,102
Everbridge, Inc.(b)	2,367	351,760
F5 Networks, Inc.(b)	2,323	307,403
Fair Isaac Corp.(b)	493	207,449
Fastly, Inc., Class A(b)(c)	5,185	481,375
Fidelity National Information Services, Inc.	1,620	244,377
FireEye, Inc.(b)	25,883	379,962
First Solar, Inc.(b)	24,443	1,872,089
Fiserv, Inc.(b)	1,985	197,666
Five9, Inc.(b)	3,129	398,760
FleetCor Technologies, Inc.(b)	795	199,903
FLIR Systems, Inc.	9,659	356,417
Fortinet, Inc.(b)	2,370	312,852
Gartner, Inc.(b)	2,640	342,725
Genpact Ltd.	10,861	458,117
Global Payments, Inc.	1,144	202,053
Globant S.A. (Argentina)(b)	2,221	394,405
GoDaddy, Inc., Class A(b)	4,021	336,477
Guidewire Software, Inc.(b)	3,021	339,289
Hewlett Packard Enterprise Co.	31,809	307,593
HP, Inc.	19,060	372,623
HubSpot, Inc.(b)	1,508	451,917
Inphi Corp.(b)	2,860	325,983
Intel Corp.	5,370	273,602
International Business Machines Corp.	2,595	319,989
Intuit, Inc.	1,124	388,218
IPG Photonics Corp.(b)	1,985	321,034
Jabil, Inc.	9,844	336,173
Jack Henry & Associates, Inc.	1,062	175,676
Juniper Networks, Inc.	13,563	339,075
Keysight Technologies, Inc.(b)	3,781	372,504
KLA Corp.	1,668	342,174
Lam Research Corp.	1,033	347,439
Leidos Holdings, Inc.	3,238	293,007
Littelfuse, Inc.	2,366	427,867
Lumentum Holdings, Inc.(b)	4,364	375,304
Manhattan Associates, Inc.(b)	3,657	355,643
Marvell Technology Group Ltd.	9,353	362,709
Mastercard, Inc., Class A	749	268,284
Maxim Integrated Products, Inc.	5,331	364,854
Medallia, Inc.(b)	12,221	442,278
Microchip Technology, Inc.	3,095	339,522

	Shares	Value
Information Technology-(continued)
Micron Technology, Inc.(b)	6,377	$290,217
Microsoft Corp.	1,647	371,448
MKS Instruments, Inc.	2,951	352,733
MongoDB, Inc.(b)	1,534	358,649
Monolithic Power Systems, Inc.	1,444	385,736
Motorola Solutions, Inc.	2,281	352,985
National Instruments Corp.	8,280	297,169
NCR Corp.(b)	17,954	366,980
NetApp, Inc.	7,547	357,652
New Relic, Inc.(b)	4,763	292,591
NortonLifeLock, Inc.	16,087	378,366
Nuance Communications, Inc.(b)	13,632	408,415
Nutanix, Inc., Class A(b)	14,076	404,122
NVIDIA Corp.	873	467,038
Okta, Inc.(b)	1,648	354,930
ON Semiconductor Corp.(b)	16,442	351,366
Oracle Corp.	6,004	343,549
PagerDuty, Inc.(b)(c)	10,412	340,160
Palo Alto Networks, Inc.(b)	1,402	360,889
Paychex, Inc.	5,142	393,209
Paycom Software, Inc.(b)	1,028	307,845
Paylocity Holding Corp.(b)	2,685	395,366
PayPal Holdings, Inc.(b)	1,222	249,459
Pegasystems, Inc.	3,347	429,989
Pluralsight, Inc., Class A(b)	22,459	429,865
Proofpoint, Inc.(b)	3,024	331,642
PTC, Inc.(b)	4,072	372,222
Pure Storage, Inc., Class A(b)	18,641	284,462
Qorvo, Inc.(b)	2,895	371,342
QUALCOMM, Inc.	3,595	428,164
RealPage, Inc.(b)	4,786	299,699
RingCentral, Inc., Class A(b)	1,132	329,152
Sabre Corp.	38,058	266,025
salesforce.com, inc.(b)	1,718	468,413
Science Applications International Corp.	3,930	327,998
ServiceNow, Inc.(b)	808	389,472
Skyworks Solutions, Inc.	2,503	362,560
Slack Technologies, Inc., Class A(b)	9,422	309,418
Smartsheet, Inc., Class A(b)	6,331	345,229
SolarEdge Technologies, Inc.(b)	8,175	1,807,901
SolarWinds Corp.(b)	16,853	354,419
Splunk, Inc.(b)	1,730	379,441
Square, Inc., Class A(b)	2,093	333,959
SS&C Technologies Holdings, Inc.	5,446	347,019
StoneCo Ltd., Class A (Brazil)(b)	8,353	426,003
Switch, Inc., Class A	17,714	304,681
SYNNEX Corp.	3,203	407,261
Synopsys, Inc.(b)	1,699	375,989
Teradata Corp.(b)	15,697	382,222
Teradyne, Inc.	4,046	343,789
Texas Instruments, Inc.	2,560	363,904
Trade Desk, Inc. (The), Class A(b)	825	397,073
Trimble, Inc.(b)	9,040	473,786
Twilio, Inc., Class A(b)	1,492	402,482
Tyler Technologies, Inc.(b)	935	322,865
Ubiquiti, Inc.(c)	1,833	333,148
Universal Display Corp.	2,082	365,391
VeriSign, Inc.(b)	1,546	332,081
ViaSat, Inc.(b)	7,870	312,911
Visa, Inc., Class A	1,070	226,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
VMware, Inc., Class A(b)(c)	2,250	$324,990
Western Digital Corp.	7,542	289,764
Western Union Co. (The)	9,534	224,907
WEX, Inc.(b)	1,199	191,492
Workday, Inc., Class A(b)	1,716	411,342
Xerox Holdings Corp.	23,472	442,682
Xilinx, Inc.	3,448	359,144
Zebra Technologies Corp., Class A(b)	1,477	423,205
Zendesk, Inc.(b)	3,905	376,364
Zoom Video Communications, Inc., Class A(b)	1,341	435,959
Zscaler, Inc.(b)	2,852	408,806

		64,315,146

Materials-9.09%
Air Products and Chemicals, Inc.	3,053	892,270
Albemarle Corp.	9,199	837,201
Amcor PLC	70,604	780,880
AptarGroup, Inc.	6,785	803,276
Ardagh Group S.A.	56,704	863,035
Ashland Global Holdings, Inc.	10,503	773,966
Avery Dennison Corp.	6,232	719,110
Axalta Coating Systems Ltd.(b)	32,552	776,365
Ball Corp.	10,293	827,248
Berry Global Group, Inc.(b)	16,583	854,688
Cabot Corp.	19,441	719,511
Celanese Corp.	8,234	832,869
CF Industries Holdings, Inc.	24,194	789,450
Chemours Co. (The)	46,283	956,207
Corteva, Inc.	35,212	1,005,303
Crown Holdings, Inc.(b)	11,070	850,730
Dow, Inc.	17,444	787,073
DuPont de Nemours, Inc.	13,811	770,101
Eagle Materials, Inc.	9,939	812,712
Eastman Chemical Co.	10,297	752,814
Ecolab, Inc.	3,526	694,904
Element Solutions, Inc.(b)	66,704	717,068
FMC Corp.	7,335	783,818
Freeport-McMoRan, Inc.	68,723	1,072,766
Graphic Packaging Holding Co.	51,881	725,296
Huntsman Corp.	39,684	857,968
International Flavors & Fragrances, Inc.(c)	5,649	699,290
International Paper Co.	20,691	750,463
Linde PLC (United Kingdom)	3,481	869,345
LyondellBasell Industries N.V., Class A	10,838	709,672
Martin Marietta Materials, Inc.	3,422	694,221
Mosaic Co. (The)	55,436	1,010,598
NewMarket Corp.	1,765	657,445
Newmont Corp.	13,069	879,282
Nucor Corp.	16,681	758,318
Olin Corp.	57,369	645,401
Packaging Corp. of America	7,430	752,213
PPG Industries, Inc.	6,940	835,576
Reliance Steel & Aluminum Co.	7,606	797,641
Royal Gold, Inc.	6,465	881,309
RPM International, Inc.	9,624	815,827
Scotts Miracle-Gro Co. (The)	5,596	943,094
Sealed Air Corp.	22,935	901,346
Sherwin-Williams Co. (The)	1,239	831,431
Silgan Holdings, Inc.	23,180	882,231
Sonoco Products Co.	14,135	749,579

	Shares	Value
Materials-(continued)
Southern Copper Corp. (Peru)	19,672	$946,223
Steel Dynamics, Inc.	27,100	799,992
Valvoline, Inc.	61,404	1,252,642
Vulcan Materials Co.	5,994	719,280
W.R. Grace & Co.	14,604	594,529
Westlake Chemical Corp.	13,474	799,278
Westrock Co.	25,596	776,327

		43,209,182

Real Estate-3.32%
Alexandria Real Estate Equities, Inc.	1,207	203,235
American Campus Communities, Inc.	5,568	188,755
American Homes 4 Rent, Class A	7,602	217,721
American Tower Corp.	877	218,505
Americold Realty Trust	5,723	219,477
Apartment Investment & Management Co., Class A	5,306	191,175
Apple Hospitality REIT, Inc.	19,625	199,586
AvalonBay Communities, Inc.	1,298	205,162
Boston Properties, Inc.	1,990	172,871
Brandywine Realty Trust	19,694	219,194
Brixmor Property Group, Inc.	15,907	187,703
Brookfield Property REIT, Inc., Class A(c)	20,377	234,947
Camden Property Trust	2,195	199,613
CBRE Group, Inc., Class A(b)	4,342	204,204
CoreSite Realty Corp.	1,721	210,736
Corporate Office Properties Trust	8,019	197,588
Cousins Properties, Inc.	6,571	196,144
Crown Castle International Corp.	1,241	202,593
CubeSmart	7,399	233,956
CyrusOne, Inc.	2,763	230,793
Digital Realty Trust, Inc.	1,441	224,292
Douglas Emmett, Inc.	6,708	187,287
Duke Realty Corp.	5,649	217,769
Empire State Realty Trust, Inc., Class A	29,837	187,973
EPR Properties	4,994	161,356
Equinix, Inc.	319	251,940
Equity Commonwealth	6,451	202,497
Equity LifeStyle Properties, Inc.	3,196	211,863
Equity Residential	3,339	188,487
Essex Property Trust, Inc.	783	169,527
Extra Space Storage, Inc.	2,170	231,214
Federal Realty Investment Trust	2,337	185,184
First Industrial Realty Trust, Inc.	5,327	227,197
Gaming and Leisure Properties, Inc.	5,525	200,834
Healthcare Trust of America, Inc., Class A	7,286	192,278
Healthpeak Properties, Inc.	7,375	203,845
Highwoods Properties, Inc.	5,277	196,621
Host Hotels & Resorts, Inc.	15,401	172,953
Howard Hughes Corp. (The)(b)	3,893	230,115
Hudson Pacific Properties, Inc.	7,920	185,962
Invitation Homes, Inc.	7,291	208,741
Iron Mountain, Inc.(c)	7,654	230,309
JBG SMITH Properties	6,777	187,520
Jones Lang LaSalle, Inc.	2,168	223,391
Kilroy Realty Corp.	2,899	169,649
Kimco Realty Corp.	15,499	185,833
Lamar Advertising Co., Class A	2,821	195,298
Life Storage, Inc.	2,164	228,151
Medical Properties Trust, Inc.	10,518	195,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Mid-America Apartment Communities, Inc.	1,759	$206,014
National Retail Properties, Inc.	5,571	197,436
Omega Healthcare Investors, Inc.	6,377	197,496
Outfront Media, Inc.	13,436	227,471
Paramount Group, Inc.	25,496	188,670
Park Hotels & Resorts, Inc.	17,053	161,833
Prologis, Inc.	2,179	221,953
Public Storage	1,058	224,719
Rayonier, Inc.	8,649	253,243
Realty Income Corp.	3,589	222,626
Regency Centers Corp.	4,452	176,789
Rexford Industrial Realty, Inc.	4,928	236,445
SBA Communications Corp., Class A	724	221,595
Simon Property Group, Inc.	2,905	197,104
SL Green Realty Corp.	3,501	163,707
Spirit Realty Capital, Inc.	5,560	197,436
STORE Capital Corp.	8,239	222,783
Sun Communities, Inc.	1,534	228,689
Taubman Centers, Inc.	5,518	211,339
UDR, Inc.	5,440	189,366
Ventas, Inc.	5,237	215,817
VEREIT, Inc.	29,578	198,764
VICI Properties, Inc.	9,133	204,031
Vornado Realty Trust	4,720	169,118
Weingarten Realty Investors	10,721	187,296
Welltower, Inc.	3,699	212,766
Weyerhaeuser Co.	9,204	278,973
WP Carey, Inc.	2,899	201,104

		15,802,051

Utilities-8.97%
AES Corp. (The)	83,453	1,481,291
Alliant Energy Corp.	22,884	1,239,169
Ameren Corp.	15,465	1,223,436
American Electric Power Co., Inc.	13,710	1,080,759
American Water Works Co., Inc.	8,692	1,228,527
Atmos Energy Corp.	11,057	1,103,710
Avangrid, Inc.	26,884	1,291,507
CenterPoint Energy, Inc.	61,116	1,226,598
CMS Energy Corp.	19,002	1,149,431
Consolidated Edison, Inc.	14,985	1,069,030
Dominion Energy, Inc.	13,274	1,041,213
DTE Energy Co.	10,418	1,236,304
Duke Energy Corp.	13,075	1,050,446
Edison International	19,059	1,000,216
Entergy Corp.	11,489	1,139,019

	Shares	Value
Utilities-(continued)
Essential Utilities, Inc.	25,733	$1,093,652
Evergy, Inc.	18,515	985,368
Eversource Energy	13,246	1,135,315
Exelon Corp.	29,352	1,083,382
FirstEnergy Corp.	27,676	791,257
Hawaiian Electric Industries, Inc.	31,036	1,074,156
IDACORP, Inc.	12,807	1,151,349
MDU Resources Group, Inc.	33,830	799,065
National Fuel Gas Co.	27,022	1,233,284
NextEra Energy, Inc.	4,508	1,258,498
NiSource, Inc.	47,254	1,047,149
NRG Energy, Inc.	33,341	1,147,264
OGE Energy Corp.	36,193	1,153,109
PG&E Corp.(b)	103,855	961,697
Pinnacle West Capital Corp.	14,642	1,073,991
PPL Corp.	41,726	1,152,889
Public Service Enterprise Group, Inc.	22,258	1,162,758
Sempra Energy	9,010	1,114,086
Southern Co. (The)	19,981	1,042,609
UGI Corp.	34,520	1,191,976
Vistra Corp.	55,284	1,063,111
WEC Energy Group, Inc.	12,482	1,174,307
Xcel Energy, Inc.	17,381	1,207,545

		42,658,473

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $456,677,050)		474,736,964

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.01%
Invesco Private Government Fund, 0.03%(d)(e)(f)	7,244,822	7,244,822
Invesco Private Prime Fund, 0.14%(d)(e)(f)	2,301,276	2,301,736

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,546,558)		9,546,558

TOTAL INVESTMENTS IN SECURITIES-101.88% (Cost $466,223,608)		484,283,522
OTHER ASSETS LESS LIABILITIES-(1.88)%		(8,944,312)

NET ASSETS-100.00%		$475,339,210

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Ltd.	$ 192,215	$130,818	$(56,927)	$(64,421)	$(15,831)	$ 185,854	$13,920
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	13,259,839	(13,259,839)	-	-	-	2,622
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	9,793,835	68,810,438	(78,604,273)	-	-	-	104,484	*
Invesco Liquid Assets Portfolio, Institutional Class	3,517,256	18,320,645	(21,836,667)	-	(1,234)	-	39,027	*
Invesco Private Government Fund	-	64,209,846	(56,965,024)	-	-	7,244,822	1,083	*
Invesco Private Prime Fund	-	6,881,130	(4,579,607)	-	213	2,301,736	603	*

Total	$13,503,306	$171,612,716	$(175,302,337)	$(64,421)	$(16,852)	$9,732,412	$161,739

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-5.50%
Activision Blizzard, Inc.	379	$31,654
Alphabet, Inc., Class A(b)	9	14,666
Alphabet, Inc., Class C(b)	9	14,708
Altice USA, Inc., Class A(b)	1,014	27,966
AT&T, Inc.	841	25,070
Cable One, Inc.	14	25,765
Charter Communications, Inc., Class A(b)	48	29,549
Comcast Corp., Class A	642	28,768
Electronic Arts, Inc.(b)	227	31,660
John Wiley & Sons, Inc., Class A	642	20,319
Liberty Broadband Corp., Class C(b)	194	27,177
Match Group, Inc.(b)	288	32,164
Netflix, Inc.(b)	62	32,833
New York Times Co. (The), Class A	646	27,991
Omnicom Group, Inc.	464	25,098
Take-Two Interactive Software, Inc.(b)	206	35,265
T-Mobile US, Inc.(b)	264	30,803
United States Cellular Corp.(b)	807	29,359
Verizon Communications, Inc.	466	27,620
Zynga, Inc., Class A(b)	2,853	25,848

		544,283

Consumer Discretionary-6.75%
Amazon.com, Inc.(b)	11	37,961
AutoZone, Inc.(b)	23	27,515
Columbia Sportswear Co.	332	28,409
Dollar General Corp.	138	27,860
Dollar Tree, Inc.(b)	280	26,956
Domino’s Pizza, Inc.	67	27,400
Frontdoor, Inc.(b)	581	25,314
Garmin Ltd.	277	28,700
Grand Canyon Education, Inc.(b)	265	24,921
Hasbro, Inc.	343	27,076
Home Depot, Inc. (The)	107	30,499
McDonald’s Corp.	137	29,252
NIKE, Inc., Class B	257	28,756
Pool Corp.	98	32,128
Ross Stores, Inc.	265	24,136
Service Corp. International	667	30,449
ServiceMaster Global Holdings, Inc.(b)	787	31,401
Starbucks Corp.	333	28,129
Target Corp.	219	33,115
Tiffany & Co.	232	28,420
TJX Cos., Inc. (The)	480	26,299
Tractor Supply Co.	217	32,296
Yum China Holdings, Inc. (China)	541	31,221

		668,213

Consumer Staples-8.92%
Archer-Daniels-Midland Co.	654	29,273
Brown-Forman Corp., Class A	82	5,451
Brown-Forman Corp., Class B	328	24,000
Campbell Soup Co.	543	28,567
Casey’s General Stores, Inc.	157	27,922
Church & Dwight Co., Inc.	355	34,020
Clorox Co. (The)	127	28,385
Coca-Cola Co. (The)	553	27,390
Colgate-Palmolive Co.	370	29,326

	Shares	Value
Consumer Staples-(continued)
Costco Wholesale Corp.	86	$29,899
Estee Lauder Cos., Inc. (The), Class A	130	28,824
Flowers Foods, Inc.	1,159	28,349
General Mills, Inc.	431	27,562
Hershey Co. (The)	197	29,282
Hormel Foods Corp.	556	28,345
Ingredion, Inc.	309	24,856
JM Smucker Co. (The)	231	27,762
Kellogg Co.	405	28,719
Keurig Dr Pepper, Inc.	931	27,772
Kimberly-Clark Corp.	187	29,501
Kroger Co. (The)	811	28,936
McCormick & Co., Inc.	152	31,342
Mondelez International, Inc., Class A	509	29,736
Monster Beverage Corp.(b)	365	30,609
PepsiCo, Inc.	201	28,152
Philip Morris International, Inc.	357	28,485
Procter & Gamble Co. (The)	225	31,124
Seaboard Corp.	9	24,147
Sprouts Farmers Market, Inc.(b)	1,034	24,144
Tyson Foods, Inc., Class A	441	27,695
Walgreens Boots Alliance, Inc.	608	23,116
Walmart, Inc.	216	29,992

		882,683

Energy-0.25%
Cabot Oil & Gas Corp.	1,302	24,699

Financials-11.51%
Aflac, Inc.	694	25,206
Alleghany Corp.	48	26,619
Allstate Corp. (The)	264	24,552
American Financial Group, Inc.	408	27,275
American National Group, Inc.	327	24,528
Aon PLC, Class A	133	26,599
Arch Capital Group Ltd.(b)	819	25,831
Arthur J. Gallagher & Co.	272	28,642
Assurant, Inc.	247	30,025
AXIS Capital Holdings Ltd.	679	32,429
Berkshire Hathaway, Inc., Class B(b)	139	30,308
Brown & Brown, Inc.	631	29,278
Cboe Global Markets, Inc.	255	23,406
Chubb Ltd.	211	26,375
Cincinnati Financial Corp.	415	32,955
CME Group, Inc., Class A	142	24,974
CNA Financial Corp.	838	26,959
Erie Indemnity Co., Class A	143	30,522
Everest Re Group Ltd.	124	27,290
FactSet Research Systems, Inc.	85	29,784
Hanover Insurance Group, Inc. (The)	254	26,032
Hartford Financial Services Group, Inc. (The)	630	25,484
Interactive Brokers Group, Inc., Class A	603	31,971
Intercontinental Exchange, Inc.	273	29,001
Kemper Corp.	392	30,443
MarketAxess Holdings, Inc.	50	24,297
Marsh & McLennan Cos., Inc.	239	27,464
Mercury General Corp.	623	27,867
MSCI, Inc.	83	30,981
Nasdaq, Inc.	222	29,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Northern Trust Corp.	311	$25,468
Old Republic International Corp.	1,564	25,196
Progressive Corp. (The)	335	31,838
RenaissanceRe Holdings Ltd. (Bermuda)	142	26,091
S&P Global, Inc.	79	28,947
TFS Financial Corp.	1,703	26,311
Travelers Cos., Inc. (The)	228	26,457
Virtu Financial, Inc., Class A	1,210	31,254
W.R. Berkley Corp.	440	27,302
White Mountains Insurance Group Ltd.	30	26,742
Willis Towers Watson PLC	129	26,513

		1,139,057

Health Care-16.76%
Abbott Laboratories	290	31,746
AbbVie, Inc.	294	28,156
Agilent Technologies, Inc.	293	29,423
AmerisourceBergen Corp.	266	25,810
Amgen, Inc.	121	30,652
Anthem, Inc.	93	26,181
Baxter International, Inc.	293	25,512
Becton, Dickinson and Co.	109	26,462
Biogen, Inc.(b)	89	25,600
BioMarin Pharmaceutical, Inc.(b)	238	18,571
Bio-Rad Laboratories, Inc., Class A(b)	56	28,481
Boston Scientific Corp.(b)	699	28,673
Bristol-Myers Squibb Co.	440	27,368
Centene Corp.(b)	405	24,835
Cerner Corp.	364	26,707
Chemed Corp.	56	28,958
Cigna Corp.	130	23,058
Cooper Cos., Inc. (The)	83	26,094
CVS Health Corp.	396	24,600
Danaher Corp.	156	32,209
DENTSPLY SIRONA, Inc.	554	24,858
DexCom, Inc.(b)	72	30,630
Edwards Lifesciences Corp.(b)	358	30,731
Eli Lilly and Co.	171	25,375
Encompass Health Corp.	360	23,486
Exelixis, Inc.(b)	1,144	25,420
Gilead Sciences, Inc.	356	23,763
Henry Schein, Inc.(b)	419	27,838
Hill-Rom Holdings, Inc.	257	24,104
Humana, Inc.	67	27,816
ICU Medical, Inc.(b)	134	26,832
IDEXX Laboratories, Inc.(b)	83	32,458
Illumina, Inc.(b)	73	26,077
Insulet Corp.(b)	146	31,864
Intuitive Surgical, Inc.(b)	46	33,619
Ionis Pharmaceuticals, Inc.(b)	466	25,397
Johnson & Johnson	178	27,307
Masimo Corp.(b)	115	25,760
McKesson Corp.	164	25,164
Medtronic PLC	273	29,339
Merck & Co., Inc.	323	27,542
Mettler-Toledo International, Inc.(b)	32	31,065
Molina Healthcare, Inc.(b)	148	27,376
Neurocrine Biosciences, Inc.(b)	219	25,496
Penumbra, Inc.(b)	150	31,372
Pfizer, Inc.	733	27,700

	Shares	Value
Health Care-(continued)
Premier, Inc., Class A	778	$25,480
Regeneron Pharmaceuticals, Inc.(b)	44	27,277
ResMed, Inc.	162	29,286
STERIS PLC	162	25,862
Stryker Corp.	132	26,157
Teleflex, Inc.	71	27,899
Thermo Fisher Scientific, Inc.	76	32,602
United Therapeutics Corp.(b)	207	22,141
UnitedHealth Group, Inc.	88	27,504
Veeva Systems, Inc., Class A(b)	123	34,719
Vertex Pharmaceuticals, Inc.(b)	97	27,075
Waters Corp.(b)	133	28,763
West Pharmaceutical Services, Inc.	127	36,063
Zoetis, Inc.	186	29,779

		1,658,092

Industrials-12.32%
3M Co.	164	26,735
AMERCO	83	29,456
C.H. Robinson Worldwide, Inc.	316	31,063
Carlisle Cos., Inc.	204	26,714
Caterpillar, Inc.	210	29,885
CoStar Group, Inc.(b)	40	33,944
Deere & Co.	167	35,080
Eaton Corp. PLC	299	30,528
Expeditors International of Washington, Inc.	338	29,876
General Dynamics Corp.	168	25,091
Graco, Inc.	535	31,041
GrafTech International Ltd.	3,346	22,284
HD Supply Holdings, Inc.(b)	775	30,736
Honeywell International, Inc.	174	28,806
Hubbell, Inc.	202	29,274
IDEX Corp.	161	29,017
IHS Markit Ltd.	368	29,410
J.B. Hunt Transport Services, Inc.	230	32,324
Jacobs Engineering Group, Inc.	302	27,261
Kansas City Southern	173	31,493
L3Harris Technologies, Inc.	132	23,858
Landstar System, Inc.	232	30,877
Lennox International, Inc.	117	32,799
Lockheed Martin Corp.	65	25,367
Northrop Grumman Corp.	78	26,724
Old Dominion Freight Line, Inc.	159	32,147
PACCAR, Inc.	355	30,473
Republic Services, Inc.	307	28,465
Rollins, Inc.	594	32,753
Roper Technologies, Inc.	66	28,194
Schneider National, Inc., Class B	1,143	30,930
Southwest Airlines Co.	728	27,358
Teledyne Technologies, Inc.(b)	73	22,893
Toro Co. (The)	371	27,929
Trane Technologies PLC	281	33,268
United Parcel Service, Inc., Class B	258	42,214
Verisk Analytics, Inc.	155	28,934
W.W. Grainger, Inc.	83	30,331
Waste Management, Inc.	240	27,360
Watsco, Inc.	148	36,258
Xylem, Inc.	378	30,308

		1,219,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2020

	Shares	Value
Information Technology-13.54%
Accenture PLC, Class A	126	$30,231
Adobe, Inc.(b)	69	35,424
Advanced Micro Devices, Inc.(b)	503	45,682
Akamai Technologies, Inc.(b)	257	29,922
Amdocs Ltd.	416	25,472
Arista Networks, Inc.(b)	113	25,250
Aspen Technology, Inc.(b)	238	30,233
Automatic Data Processing, Inc.	172	23,923
Black Knight, Inc.(b)	351	29,519
Booz Allen Hamilton Holding Corp.	333	29,324
Broadcom, Inc.	86	29,855
Broadridge Financial Solutions, Inc.	213	29,266
CACI International, Inc., Class A(b)	100	23,419
Cadence Design Systems, Inc.(b)	285	31,609
Ciena Corp.(b)	475	26,966
Cisco Systems, Inc.	555	23,432
Citrix Systems, Inc.	187	27,152
Corning, Inc.	1,054	34,213
Dell Technologies, Inc., Class C(b)	543	35,881
Dolby Laboratories, Inc., Class A	419	29,267
Fidelity National Information Services, Inc.	190	28,661
Fiserv, Inc.(b)	243	24,198
GoDaddy, Inc., Class A(b)	325	27,196
HP, Inc.	1,572	30,733
Intel Corp.	428	21,807
Intuit, Inc.	91	31,430
Jack Henry & Associates, Inc.	150	24,813
Juniper Networks, Inc.	1,083	27,075
Leidos Holdings, Inc.	247	22,351
Marvell Technology Group Ltd.	737	28,581
Mastercard, Inc., Class A	86	30,804
Microsoft Corp.	143	32,251
Motorola Solutions, Inc.	179	27,700
NortonLifeLock, Inc.	1,280	30,106
Oracle Corp.	495	28,324
Paychex, Inc.	354	27,070
PTC, Inc.(b)	327	29,891
RealPage, Inc.(b)	385	24,109
Switch, Inc., Class A	1,433	24,648
Synopsys, Inc.(b)	142	31,425
Teradata Corp.(b)	1,220	29,707
Texas Instruments, Inc.	208	29,567
Tyler Technologies, Inc.(b)	70	24,172
VeriSign, Inc.(b)	122	26,206
Visa, Inc., Class A	133	28,195
VMware, Inc., Class A(b)(c)	177	25,566
Western Union Co. (The)	1,157	27,294

		1,339,920

Materials-4.81%
Air Products and Chemicals, Inc.	107	31,272
AptarGroup, Inc.	234	27,703
Avery Dennison Corp.	221	25,501
Ball Corp.	358	28,772
CF Industries Holdings, Inc.	831	27,115
FMC Corp.	260	27,784
Linde PLC (United Kingdom)	124	30,968
Martin Marietta Materials, Inc.	126	25,562
NewMarket Corp.	61	22,722
Newmont Corp.	473	31,823

	Shares	Value
Materials-(continued)
Packaging Corp. of America	249	$25,209
Royal Gold, Inc.	212	28,900
RPM International, Inc.	339	28,737
Sherwin-Williams Co. (The)	45	30,197
Silgan Holdings, Inc.	805	30,638
Sonoco Products Co.	486	25,773
Vulcan Materials Co.	224	26,880

		475,556

Real Estate-11.26%
Alexandria Real Estate Equities, Inc.	171	28,793
American Homes 4 Rent, Class A	968	27,723
American Tower Corp.	99	24,666
Americold Realty Trust	736	28,226
Apartment Investment & Management Co., Class A	660	23,780
AvalonBay Communities, Inc.	161	25,448
Brandywine Realty Trust	2,416	26,890
Camden Property Trust	269	24,463
CoreSite Realty Corp.	221	27,061
Corporate Office Properties Trust	981	24,172
Cousins Properties, Inc.	750	22,387
Crown Castle International Corp.	153	24,977
CubeSmart	898	28,395
Digital Realty Trust, Inc.	190	29,573
Douglas Emmett, Inc.	814	22,727
Duke Realty Corp.	724	27,910
Empire State Realty Trust, Inc., Class A	3,406	21,458
Equinix, Inc.	38	30,012
Equity Commonwealth	792	24,861
Equity LifeStyle Properties, Inc.	413	27,378
Equity Residential	430	24,273
Essex Property Trust, Inc.	103	22,300
Extra Space Storage, Inc.	259	27,596
Healthcare Trust of America, Inc., Class A	964	25,440
Healthpeak Properties, Inc.	960	26,534
Highwoods Properties, Inc.	629	23,437
Hudson Pacific Properties, Inc.	937	22,001
Invitation Homes, Inc.	953	27,284
Iron Mountain, Inc.(c)	933	28,074
JBG SMITH Properties	827	22,883
Kilroy Realty Corp.	418	24,461
Life Storage, Inc.	260	27,412
Medical Properties Trust, Inc.	1,351	25,102
Mid-America Apartment Communities, Inc.	213	24,947
National Retail Properties, Inc.	720	25,517
Prologis, Inc.	272	27,706
Public Storage	127	26,975
Rayonier, Inc.	1,081	31,652
Realty Income Corp.	444	27,541
Sun Communities, Inc.	183	27,282
Taubman Centers, Inc.	625	23,937
UDR, Inc.	676	23,532
WP Carey, Inc.	401	27,817

		1,114,603

Utilities-8.29%
AES Corp. (The)	1,944	34,506
Alliant Energy Corp.	519	28,104
Ameren Corp.	348	27,530
American Electric Power Co., Inc.	308	24,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2020

	Shares	Value
Utilities-(continued)
American Water Works Co., Inc.	200	$28,268
Atmos Energy Corp.	253	25,254
Avangrid, Inc.	574	27,575
CMS Energy Corp.	445	26,918
Consolidated Edison, Inc.	350	24,969
Dominion Energy, Inc.	306	24,003
DTE Energy Co.	234	27,769
Duke Energy Corp.	297	23,861
Edison International	435	22,829
Entergy Corp.	255	25,281
Essential Utilities, Inc.	587	24,947
Evergy, Inc.	418	22,246
Eversource Energy	305	26,142
Exelon Corp.	664	24,508
FirstEnergy Corp.	609	17,411
Hawaiian Electric Industries, Inc.	672	23,258
IDACORP, Inc.	272	24,453
MDU Resources Group, Inc.	1,171	27,659
National Fuel Gas Co.	617	28,160
NextEra Energy, Inc.	102	28,475
NiSource, Inc.	1,047	23,202
Pinnacle West Capital Corp.	338	24,792
PPL Corp.	886	24,480
Public Service Enterprise Group, Inc.	502	26,224
Sempra Energy	201	24,854

	Shares	Value
Utilities-(continued)
Southern Co. (The)	451	$23,533
WEC Energy Group, Inc.	282	26,531
Xcel Energy, Inc.	400	27,790

		819,812

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $9,056,784)		9,886,376

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.55%
Invesco Private Government Fund, 0.03%(d)(e)(f)	41,433	41,433
Invesco Private Prime Fund, 0.14%(d)(e)(f)	13,296	13,298

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $54,731)		54,731

TOTAL INVESTMENTS IN SECURITIES-100.46% (Cost $9,111,515)		9,941,107
OTHER ASSETS LESS LIABILITIES-(0.46)%		(45,304)

NET ASSETS-100.00%		$9,895,803

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$58,684	$1,833,838	$(1,892,522)	$-	$-	$-	$736
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,337,605	10,345,816	(11,683,421)	-	-	-	10,708	*
Invesco Liquid Assets Portfolio, Institutional Class	445,868	2,756,233	(3,201,931)	-	(170)	-	3,968	*
Invesco Private Government Fund	-	1,121,431	(1,079,998)	-	-	41,433	12	*
Invesco Private Prime Fund	-	111,387	(98,094)	-	5	13,298	6	*

Total	$1,842,157	$16,168,705	$(17,955,966)	$-	$(165)	$54,731	$15,430

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500 Enhanced Value ETF (SPVU)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.51%
Communication Services-6.78%
AT&T, Inc.	113,467	$3,382,451
CenturyLink, Inc.	36,751	395,073
Discovery, Inc., Class C(b)	8,645	172,641
DISH Network Corp., Class A(b)	5,383	191,204
ViacomCBS, Inc., Class B	19,417	540,764

		4,682,133

Consumer Discretionary-9.75%
Best Buy Co., Inc.	5,360	594,478
BorgWarner, Inc.	5,573	226,208
Carnival Corp.	17,640	290,707
D.R. Horton, Inc.	7,456	532,135
Ford Motor Co.	110,623	754,449
Gap, Inc. (The)	8,191	142,441
General Motors Co.	57,321	1,698,421
Hanesbrands, Inc.	8,314	127,121
Kohl’s Corp.	6,247	133,436
Lennar Corp., Class A	8,005	598,934
LKQ Corp.(b)	7,796	247,445
MGM Resorts International	15,077	339,232
Mohawk Industries, Inc.(b)	1,857	171,457
PulteGroup, Inc.	6,320	281,809
PVH Corp.	3,030	168,953
Ralph Lauren Corp.	1,196	82,321
Whirlpool Corp.	1,924	341,933

		6,731,480

Consumer Staples-6.45%
Archer-Daniels-Midland Co.	20,422	914,089
Kraft Heinz Co. (The)	16,676	584,327
Kroger Co. (The)	29,393	1,048,742
Molson Coors Beverage Co., Class B	5,479	206,229
Tyson Foods, Inc., Class A	8,676	544,853
Walgreens Boots Alliance, Inc.	30,383	1,155,162

		4,453,402

Energy-8.86%
ConocoPhillips	22,078	836,535
Diamondback Energy, Inc.	3,929	153,074
Exxon Mobil Corp.	72,005	2,875,880
HollyFrontier Corp.	5,704	136,154
Marathon Oil Corp.	22,567	119,154
Marathon Petroleum Corp.	12,598	446,725
Phillips 66	13,133	767,887
Valero Energy Corp.	14,876	782,329

		6,117,738

Financials-39.37%
Aflac, Inc.	19,269	699,850
Allstate Corp. (The)	9,084	844,812
American International Group, Inc.	35,718	1,040,822
Assurant, Inc.	1,502	182,583
Bank of America Corp.	137,091	3,528,722
Bank of New York Mellon Corp. (The)	22,364	827,021
Capital One Financial Corp.	14,184	979,121
Citigroup, Inc.	65,289	3,337,574
Citizens Financial Group, Inc.	14,065	363,861
Comerica, Inc.	4,288	169,505

	Shares	Value
Financials-(continued)
Everest Re Group Ltd.	1,034	$227,563
Fifth Third Bancorp	19,818	409,440
Franklin Resources, Inc.	6,269	132,025
Goldman Sachs Group, Inc. (The)	7,790	1,595,937
Hartford Financial Services Group, Inc. (The)	11,137	450,492
Huntington Bancshares, Inc.	24,360	229,228
Invesco Ltd.(c)	13,012	132,722
KeyCorp	25,369	312,546
Lincoln National Corp.	7,808	281,478
Loews Corp.	7,780	278,991
M&T Bank Corp.	3,189	329,296
MetLife, Inc.	35,056	1,348,254
Morgan Stanley	29,341	1,533,361
People’s United Financial, Inc.	12,700	134,366
Principal Financial Group, Inc.	8,079	340,207
Prudential Financial, Inc.	17,926	1,214,845
Regions Financial Corp.	27,199	314,420
State Street Corp.	8,468	576,586
Synchrony Financial	13,644	338,508
Travelers Cos., Inc. (The)	6,342	735,926
Truist Financial Corp.	31,986	1,241,377
Unum Group	9,862	182,250
Wells Fargo & Co.	113,056	2,730,302
Zions Bancorporation N.A.	4,275	137,484

		27,181,475

Health Care-13.52%
AmerisourceBergen Corp.	5,345	518,625
Anthem, Inc.	5,928	1,668,850
Centene Corp.(b)	18,366	1,126,203
Cigna Corp.	10,510	1,864,159
CVS Health Corp.	49,723	3,088,793
McKesson Corp.	5,411	830,264
Mylan N.V.(b)	14,360	235,217

		9,332,111

Industrials-8.20%
Alaska Air Group, Inc.	3,835	149,373
Delta Air Lines, Inc.	20,310	626,563
Howmet Aerospace, Inc.	12,133	212,570
Johnson Controls International PLC	21,435	873,048
Quanta Services, Inc.	4,200	215,250
Raytheon Technologies Corp.	37,173	2,267,553
Southwest Airlines Co.	12,165	457,161
Textron, Inc.	6,478	255,428
United Airlines Holdings, Inc.(b)	9,640	347,040
United Rentals, Inc.(b)	1,461	258,670

		5,662,656

Information Technology-2.09%
DXC Technology Co.	6,600	131,868
Hewlett Packard Enterprise Co.	39,638	383,299
HP, Inc.	39,434	770,935
Xerox Holdings Corp.	8,427	158,933

		1,445,035

Materials-2.40%
Eastman Chemical Co.	2,969	217,064
International Paper Co.	8,761	317,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500 Enhanced Value ETF (SPVU)–(continued)

August 31, 2020

	Shares	Value
Materials-(continued)
LyondellBasell Industries N.V., Class A	5,952	$389,737
Nucor Corp.	8,428	383,137
Westrock Co.	11,427	346,581

		1,654,280

Real Estate-0.83%
CBRE Group, Inc., Class A(b)	7,448	350,279
SL Green Realty Corp.	2,048	95,765
Vornado Realty Trust	3,635	130,242

		576,286

Utilities-1.26%
Exelon Corp.	23,475	866,462

Total Common Stocks & Other Equity Interests (Cost $82,245,427)		68,703,058

	Shares	Value
Money Market Funds-0.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $38,540)	38,540	$38,540

TOTAL INVESTMENTS IN SECURITIES-99.57% (Cost $82,283,967)		68,741,598
OTHER ASSETS LESS LIABILITIES-0.43%		299,952

NET ASSETS-100.00%		$69,041,550

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Ltd.	$142,116	$145,070	$(70,009)	$(70,879)	$(13,576)	$132,722	$11,390
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	3,547,458	(3,508,918)	-	-	38,540	613
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	235,178	3,333,195	(3,568,373)	-	-	-	2,145	*
Invesco Liquid Assets Portfolio, Institutional Class	78,393	962,142	(1,040,440)	-	(95)	-	826	*
Invesco Private Government Fund	-	1,549,073	(1,549,073)	-	-	-	13	*
Invesco Private Prime Fund	-	195,814	(195,821)	-	7	-	4	*

Total	$455,687	$9,732,752	$(9,932,634)	$(70,879)	$(13,664)	$171,262	$14,991

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-8.41%
Activision Blizzard, Inc.	8,230	$687,370
Alphabet, Inc., Class C(b)	479	782,772
AT&T, Inc.	24,105	718,570
Charter Communications, Inc., Class A(b)	1,299	799,677
Comcast Corp., Class A	15,819	708,849
Electronic Arts, Inc.(b)	5,327	742,957
Facebook, Inc., Class A(b)	2,385	699,282
T-Mobile US, Inc.(b)	5,679	662,626

		5,802,103

Consumer Discretionary-7.03%
Amazon.com, Inc.(b)	241	831,681
AutoZone, Inc.(b)	517	618,492
eBay, Inc.	13,192	722,658
Garmin Ltd.	6,609	684,759
McDonald’s Corp.	3,055	652,304
NIKE, Inc., Class B	5,970	667,983
Tractor Supply Co.	4,517	672,265

		4,850,142

Consumer Staples-6.08%
Altria Group, Inc.	16,741	732,251
Archer-Daniels-Midland Co.	14,577	652,467
Conagra Brands, Inc.	17,387	666,965
Kroger Co. (The)	21,162	755,060
Monster Beverage Corp.(b)	8,730	732,098
Philip Morris International, Inc.	8,244	657,789

		4,196,630

Financials-8.89%
Allstate Corp. (The)	6,315	587,295
Aon PLC, Class A	3,368	673,566
Arthur J. Gallagher & Co.	5,949	626,430
Berkshire Hathaway, Inc., Class B(b)	3,623	789,959
Cboe Global Markets, Inc.	7,001	642,622
Intercontinental Exchange, Inc.	6,661	707,598
Marsh & McLennan Cos., Inc.	6,136	705,088
Progressive Corp. (The)	7,754	736,940
Willis Towers Watson PLC	3,240	665,917

		6,135,415

Health Care-29.60%
Abbott Laboratories	6,811	745,600
AbbVie, Inc.	8,142	779,759
Agilent Technologies, Inc.	7,162	719,208
Amgen, Inc.	2,906	736,148
Becton, Dickinson and Co.	2,786	676,357
Bio-Rad Laboratories, Inc., Class A(b)	1,293	657,607
Bristol-Myers Squibb Co.	14,619	909,302
Cooper Cos., Inc. (The)	2,192	689,121
CVS Health Corp.	10,260	637,351
Danaher Corp.	3,809	786,444
DaVita, Inc.(b)(c)	7,447	646,102
DENTSPLY SIRONA, Inc.	13,669	613,328
Gilead Sciences, Inc.	9,920	662,160
Henry Schein, Inc.(b)	9,252	614,703
IDEXX Laboratories, Inc.(b)	1,703	665,975
Illumina, Inc.(b)	1,791	639,781

	Shares	Value
Health Care-(continued)
Incyte Corp.(b)	6,875	$662,406
Johnson & Johnson	5,705	875,204
Merck & Co., Inc.	9,692	826,437
Mettler-Toledo International, Inc.(b)	657	637,803
PerkinElmer, Inc.	6,252	735,985
Pfizer, Inc.	20,332	768,346
Quest Diagnostics, Inc.	5,491	610,819
STERIS PLC	4,239	676,714
Thermo Fisher Scientific, Inc.	1,727	740,849
Vertex Pharmaceuticals, Inc.(b)	2,401	670,167
Waters Corp.(b)	2,976	643,590
West Pharmaceutical Services, Inc.	2,581	732,901
Zoetis, Inc.	4,161	666,176

		20,426,343

Industrials-21.45%
3M Co.	4,041	658,764
A.O. Smith Corp.	13,732	672,456
C.H. Robinson Worldwide, Inc.	7,823	769,001
Expeditors International of Washington, Inc.	9,218	814,779
Fastenal Co.	12,734	622,183
General Dynamics Corp.	4,243	633,692
IDEX Corp.	3,904	703,618
J.B. Hunt Transport Services, Inc.	4,662	655,197
Jacobs Engineering Group, Inc.	6,928	625,391
Johnson Controls International PLC	15,261	621,581
L3Harris Technologies, Inc.	3,489	630,602
Lockheed Martin Corp.	1,641	640,417
Masco Corp.	10,844	632,205
Northrop Grumman Corp.	1,910	654,385
Old Dominion Freight Line, Inc.	3,240	655,063
PACCAR, Inc.	7,902	678,308
Republic Services, Inc.	8,418	780,517
Roper Technologies, Inc.	1,459	623,270
Union Pacific Corp.	3,189	613,691
United Parcel Service, Inc., Class B	4,106	671,824
Verisk Analytics, Inc.	3,599	671,825
Waste Management, Inc.	6,732	767,448

		14,796,217

Information Technology-13.92%
Accenture PLC, Class A	2,776	666,046
Akamai Technologies, Inc.(b)	6,539	761,336
Amphenol Corp., Class A	5,764	632,887
Apple, Inc.	5,292	682,880
Cisco Systems, Inc.	14,380	607,123
F5 Networks, Inc.(b)	4,674	618,510
International Business Machines Corp.	5,168	637,266
Juniper Networks, Inc.	28,840	721,000
Microsoft Corp.	2,992	674,786
Oracle Corp.	11,633	665,640
salesforce.com, inc.(b)	3,152	859,393
Tyler Technologies, Inc.(b)	2,320	801,119
Visa, Inc., Class A	3,123	662,045
Western Union Co. (The)	26,035	614,166

		9,604,197

Materials-3.68%
Air Products and Chemicals, Inc.	2,106	615,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)–(continued)

August 31, 2020

	Shares	Value
Materials-(continued)
Linde PLC (United Kingdom)	2,768	$691,280
PPG Industries, Inc.	5,130	617,652
Sherwin-Williams Co. (The)	915	614,011

		2,538,442

Real Estate-0.90%
Alexandria Real Estate Equities, Inc.	3,695	622,164

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $61,473,585)		68,971,653

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.05%
Invesco Private Government Fund, 0.03%(d)(e)(f)	25,621	25,621

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	8,635	$8,637

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $34,258)		34,258

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $61,507,843)		69,005,911
OTHER ASSETS LESS LIABILITIES-(0.01)%		(3,529)

NET ASSETS-100.00%		$69,002,382

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$2,600,645	$(2,600,645)	$-	$-	$-	$742
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	908,778	5,811,389	(6,720,167)	-	-	-	4,395	*
Invesco Liquid Assets Portfolio, Institutional Class	302,009	1,939,686	(2,241,447)	-	(248)	-	1,622	*
Invesco Private Government Fund	-	25,910	(289)	-	-	25,621	-
Invesco Private Prime Fund	-	8,637	-	-	-	8,637	-

Total	$1,210,787	$10,386,267	$(11,562,548)	$-	$(248)	$34,258	$6,759

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500® High Beta ETF (SPHB)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.82%
Communication Services-1.85%
DISH Network Corp., Class A(b)	35,476	$1,260,108
ViacomCBS, Inc., Class B	41,797	1,164,046

		2,424,154

Consumer Discretionary-17.55%
Aptiv PLC	14,142	1,217,909
Carnival Corp.	108,870	1,794,178
Darden Restaurants, Inc.	16,230	1,406,654
Gap, Inc. (The)	88,831	1,544,771
Kohl’s Corp.	55,132	1,177,620
L Brands, Inc.	49,971	1,469,147
Leggett & Platt, Inc.	32,113	1,316,633
LKQ Corp.(b)	36,878	1,170,508
MGM Resorts International	71,075	1,599,188
Norwegian Cruise Line Holdings Ltd.(b)(c)	111,959	1,915,619
PVH Corp.	27,913	1,556,429
Royal Caribbean Cruises Ltd.	26,191	1,802,988
Tapestry, Inc.	96,990	1,428,663
Under Armour, Inc., Class A(b)(c)	109,187	1,071,124
Whirlpool Corp.	6,659	1,183,437
Wynn Resorts Ltd.	15,556	1,360,372

		23,015,240

Consumer Staples-0.79%
Coty, Inc., Class A	289,649	1,036,943

Energy-17.25%
Apache Corp.	104,998	1,553,970
Baker Hughes Co., Class A	74,540	1,064,431
Chevron Corp.	12,871	1,080,263
ConocoPhillips	30,675	1,162,276
Devon Energy Corp.	119,259	1,296,345
Diamondback Energy, Inc.	28,087	1,094,269
Halliburton Co.	95,904	1,551,727
Hess Corp.	23,230	1,069,509
Marathon Oil Corp.	206,609	1,090,896
Marathon Petroleum Corp.	36,870	1,307,410
National Oilwell Varco, Inc.	108,870	1,306,440
Noble Energy, Inc.	148,576	1,478,331
Occidental Petroleum Corp.	106,281	1,354,020
ONEOK, Inc.	47,068	1,293,429
Pioneer Natural Resources Co.	11,603	1,205,900
Schlumberger Ltd.	65,260	1,240,593
TechnipFMC PLC (United Kingdom)	160,410	1,235,157
Valero Energy Corp.	23,671	1,244,858

		22,629,824

Financials-28.47%
American Express Co.	12,694	1,289,583
American International Group, Inc.	42,832	1,248,124
Ameriprise Financial, Inc.	10,034	1,573,331
Bank of America Corp.	47,042	1,210,861
Capital One Financial Corp.	20,311	1,402,068
Citigroup, Inc.	26,721	1,365,978
Citizens Financial Group, Inc.	54,425	1,407,975
Comerica, Inc.	30,895	1,221,279
Discover Financial Services	30,086	1,596,965
E*TRADE Financial Corp.	25,010	1,353,041
Fifth Third Bancorp	68,321	1,411,512

	Shares	Value
Financials-(continued)
Invesco Ltd.(d)	134,116	$1,367,983
KeyCorp	112,521	1,386,259
Lincoln National Corp.	50,772	1,830,331
Loews Corp.	31,682	1,136,117
MetLife, Inc.	32,376	1,245,181
Morgan Stanley	24,108	1,259,884
PNC Financial Services Group, Inc. (The)	10,793	1,200,182
Principal Financial Group, Inc.	28,826	1,213,863
Prudential Financial, Inc.	19,883	1,347,471
Raymond James Financial, Inc.	15,269	1,156,169
Regions Financial Corp.	111,994	1,294,651
State Street Corp.	16,414	1,117,629
SVB Financial Group(b)	5,297	1,352,748
Synchrony Financial	58,875	1,460,689
Truist Financial Corp.	32,279	1,252,748
Unum Group	81,151	1,499,670
Wells Fargo & Co.	47,250	1,141,087

		37,343,379

Health Care-1.74%
Align Technology, Inc.(b)	3,929	1,166,834
Universal Health Services, Inc., Class B	10,100	1,114,535

		2,281,369

Industrials-9.69%
Alaska Air Group, Inc.	33,203	1,293,257
American Airlines Group, Inc.(c)	87,676	1,144,172
Boeing Co. (The)	8,061	1,385,041
Howmet Aerospace, Inc.	69,569	1,218,849
Parker-Hannifin Corp.	6,073	1,251,099
Stanley Black & Decker, Inc.	8,319	1,341,855
Textron, Inc.	32,484	1,280,844
TransDigm Group, Inc.	2,308	1,153,238
United Airlines Holdings, Inc.(b)	37,550	1,351,800
United Rentals, Inc.(b)	7,291	1,290,871

		12,711,026

Information Technology-11.68%
Applied Materials, Inc.	18,537	1,141,879
DXC Technology Co.	82,683	1,652,006
Global Payments, Inc.	6,890	1,216,912
KLA Corp.	5,881	1,206,428
Lam Research Corp.	3,523	1,184,926
Microchip Technology, Inc.	12,745	1,398,126
Micron Technology, Inc.(b)	25,956	1,181,258
NVIDIA Corp.	2,506	1,340,660
Paycom Software, Inc.(b)	4,181	1,252,042
Skyworks Solutions, Inc.	7,867	1,139,535
Western Digital Corp.	36,509	1,402,676
Xerox Holdings Corp.	63,950	1,206,097

		15,322,545

Materials-4.89%
Dow, Inc.	26,524	1,196,763
Freeport-McMoRan, Inc.	100,845	1,574,191
LyondellBasell Industries N.V., Class A	18,807	1,231,482
Mosaic Co. (The)	65,771	1,199,005
Westrock Co.	40,229	1,220,146

		6,421,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® High Beta ETF (SPHB)–(continued)

August 31, 2020

	Shares	Value
Real Estate-5.91%
CBRE Group, Inc., Class A(b)	25,014	$1,176,409
Simon Property Group, Inc.	18,864	1,279,922
SL Green Realty Corp.	26,130	1,221,839
Ventas, Inc.	32,062	1,321,275
Welltower, Inc.	20,364	1,171,337
Weyerhaeuser Co.	52,152	1,580,727

		7,751,509

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $138,351,912)		130,937,576

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.89%
Invesco Private Government Fund, 0.03%(d)(e)(f)	2,842,878	2,842,878

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	947,461	$947,650

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,790,528)		3,790,528

TOTAL INVESTMENTS IN SECURITIES-102.71% (Cost $142,142,440)		134,728,104
OTHER ASSETS LESS LIABILITIES-(2.71)%		(3,553,032)

NET ASSETS-100.00%		$131,175,072

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Ltd.	$-	$4,352,727	$(2,670,424)	$(177,747)	$(136,573)	$1,367,983	$38,074
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	4,865,026	(4,865,026)	-	-	-	921
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,125,263	23,369,507	(24,494,770)	-	-	-	13,256	*
Invesco Liquid Assets Portfolio, Institutional Class	375,088	6,047,067	(6,421,760)	(1)	(394)	-	4,990	*
Invesco Private Government Fund	-	21,139,694	(18,296,816)	-	-	2,842,878	263	*
Invesco Private Prime Fund	-	3,195,770	(2,248,208)	-	88	947,650	172	*

Total	$1,500,351	$62,969,791	$(58,997,004)	$(177,748)	$(136,879)	$5,158,511	$57,676

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-11.32%
AT&T, Inc.	2,134,231	$63,621,426
CenturyLink, Inc.	7,224,660	77,665,095
Interpublic Group of Cos., Inc. (The)	2,851,191	50,637,152
Omnicom Group, Inc.	779,722	42,175,163
Verizon Communications, Inc.	723,212	42,864,776

		276,963,612

Consumer Discretionary-6.97%
H&R Block, Inc.	4,603,949	66,757,261
Hanesbrands, Inc.	3,523,087	53,868,000
Newell Brands, Inc.	3,130,332	50,022,705

		170,647,966

Consumer Staples-9.19%
Altria Group, Inc.	1,741,857	76,188,825
Kraft Heinz Co. (The)	1,339,815	46,947,118
Philip Morris International, Inc.	804,995	64,230,551
Walgreens Boots Alliance, Inc.	986,924	37,522,850

		224,889,344

Energy-7.12%
Chevron Corp.	571,168	47,938,130
Exxon Mobil Corp.	1,659,407	66,276,716
Kinder Morgan, Inc.	4,337,663	59,946,503

		174,161,349

Financials-4.52%
Huntington Bancshares, Inc.	6,406,409	60,284,309
People’s United Financial, Inc.	4,752,608	50,282,592

		110,566,901

Health Care-4.69%
AbbVie, Inc.	437,094	41,860,492
Cardinal Health, Inc.	605,911	30,756,042
Pfizer, Inc.	1,112,988	42,059,817

		114,676,351

Industrials-1.44%
3M Co.	216,162	35,238,729

Information Technology-12.58%
Broadcom, Inc.	118,987	41,306,337
Hewlett Packard Enterprise Co.	4,674,931	45,206,583
HP, Inc.	2,091,328	40,885,462
International Business Machines Corp.	395,632	48,785,382
NetApp, Inc.	927,678	43,962,660
Seagate Technology PLC	1,027,408	49,305,310
Western Union Co. (The)	1,620,406	38,225,378

		307,677,112

Materials-11.34%
Amcor PLC(b)	3,910,478	43,249,887

	Shares	Value
Materials-(continued)
CF Industries Holdings, Inc.	1,291,461	$42,140,372
Dow, Inc.	1,493,065	67,367,093
Eastman Chemical Co.	451,163	32,984,527
International Paper Co.	1,475,537	53,517,727
Nucor Corp.	838,979	38,139,985

		277,399,591

Real Estate-13.96%
Federal Realty Investment Trust	625,393	49,556,141
Healthpeak Properties, Inc.	1,895,304	52,386,203
Iron Mountain, Inc.(b)	2,676,095	80,523,698
Realty Income Corp.	747,888	46,391,493
Regency Centers Corp.	1,191,860	47,328,761
Vornado Realty Trust	1,827,654	65,484,843

		341,671,139

Utilities-16.75%
Consolidated Edison, Inc.	512,768	36,580,869
Dominion Energy, Inc.	527,072	41,343,528
Duke Energy Corp.	529,272	42,521,713
Edison International	761,000	39,937,280
Entergy Corp.	355,804	35,274,409
Exelon Corp.	1,005,934	37,129,024
FirstEnergy Corp.	1,247,531	35,666,911
Pinnacle West Capital Corp.	479,015	35,135,750
PPL Corp.	2,307,086	63,744,786
Southern Co. (The)	814,108	42,480,155

		409,814,425

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $2,710,750,901)		2,443,706,519

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.73%
Invesco Private Government Fund, 0.03%(c)(d)(e)	50,133,719	50,133,719
Invesco Private Prime Fund, 0.14%(c)(d)(e)	16,707,935	16,711,276

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,844,996)		66,844,995

TOTAL INVESTMENTS IN SECURITIES-102.61% (Cost $2,777,595,897)		2,510,551,514
OTHER ASSETS LESS LIABILITIES-(2.61)%		(63,812,627)

NET ASSETS-100.00%		$2,446,738,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$85,692,547	$(85,692,547)	$ -	$ -	$ -	$25,630
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	19,206,190	141,905,464	(161,111,654)	-	-	-	107,470	*
Invesco Liquid Assets Portfolio, Institutional Class	6,402,063	43,665,513	(50,059,988)	-	(7,588)	-	39,550	*
Invesco Private Government Fund	-	111,400,989	(61,267,270)	-	-	50,133,719	600	*
Invesco Private Prime Fund	-	31,471,777	(14,760,883)	(1)	383	16,711,276	524	*

Total	$25,608,253	$414,136,290	$(372,892,342)	$(1)	$(7,205)	$66,844,995	$173,774

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500® Low Volatility ETF (SPLV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-8.37%
Activision Blizzard, Inc.	1,036,355	$86,556,370
Alphabet, Inc., Class C(b)	59,974	98,008,311
AT&T, Inc.	3,035,382	90,484,738
Charter Communications, Inc., Class A(b)	162,598	100,096,955
Comcast Corp., Class A	1,992,035	89,263,088
Electronic Arts, Inc.(b)	666,801	92,998,736
T-Mobile US, Inc.(b)	714,993	83,425,383
Verizon Communications, Inc.	2,231,294	132,248,795

		773,082,376

Consumer Discretionary-5.09%
Amazon.com, Inc.(b)	30,302	104,570,990
Dollar General Corp.	516,321	104,234,883
eBay, Inc.	1,660,915	90,984,924
Garmin Ltd.	832,077	86,211,498
Tractor Supply Co.	568,292	84,578,898

		470,581,193

Consumer Staples-24.63%
Altria Group, Inc.	2,108,061	92,206,588
Archer-Daniels-Midland Co.	1,835,151	82,141,359
Brown-Forman Corp., Class B	1,174,535	85,940,726
Campbell Soup Co.	2,024,747	106,521,940
Church & Dwight Co., Inc.	1,056,483	101,242,766
Clorox Co. (The)	498,370	111,385,695
Coca-Cola Co. (The)	2,030,251	100,558,332
Colgate-Palmolive Co.	1,309,852	103,818,869
Conagra Brands, Inc.	2,189,502	83,989,297
Costco Wholesale Corp.	336,033	116,825,233
General Mills, Inc.	1,698,595	108,625,150
Hershey Co. (The)	590,175	87,723,612
Hormel Foods Corp.	2,069,605	105,508,463
JM Smucker Co. (The)	871,234	104,704,902
Kellogg Co.	1,500,570	106,405,419
Kimberly-Clark Corp.	643,262	101,481,013
Kroger Co. (The)	2,648,901	94,512,788
McCormick & Co., Inc.	424,894	87,613,143
Mondelez International, Inc., Class A	1,695,490	99,050,526
Monster Beverage Corp.(b)	1,092,655	91,630,048
PepsiCo, Inc.	648,225	90,790,393
Procter & Gamble Co. (The)	725,500	100,358,415
Walmart, Inc.	804,049	111,642,203

		2,274,676,880

Financials-5.82%
Aon PLC, Class A	424,079	84,811,559
Berkshire Hathaway, Inc., Class B(b)	453,567	98,895,749
Intercontinental Exchange, Inc.	838,729	89,098,182
Marsh & McLennan Cos., Inc.	767,695	88,215,832
Progressive Corp. (The)	976,396	92,796,676
Willis Towers Watson PLC	407,948	83,845,552

		537,663,550

Health Care-24.77%
Abbott Laboratories	857,631	93,884,866
AbbVie, Inc.	1,019,422	97,630,045
Agilent Technologies, Inc.	901,848	90,563,576
Amgen, Inc.	365,926	92,696,374

	Shares	Value
Health Care-(continued)
Baxter International, Inc.	1,025,753	$89,312,314
Becton, Dickinson and Co.	348,729	84,660,939
Bio-Rad Laboratories, Inc., Class A(b)	162,792	82,794,383
Bristol-Myers Squibb Co.	1,830,777	113,874,329
Cerner Corp.	1,438,908	105,572,680
Cooper Cos., Inc. (The)	276,020	86,775,168
CVS Health Corp.	1,292,012	80,259,786
Danaher Corp.	476,645	98,412,893
Eli Lilly and Co.	553,002	82,059,967
Gilead Sciences, Inc.	1,249,173	83,382,298
Incyte Corp.(b)	865,709	83,411,062
Johnson & Johnson	714,263	109,575,087
Medtronic PLC	825,649	88,732,498
Merck & Co., Inc.	1,213,755	103,496,889
PerkinElmer, Inc.	782,488	92,114,487
Pfizer, Inc.	2,545,710	96,202,381
Quest Diagnostics, Inc.	691,440	76,915,786
STERIS PLC	533,789	85,214,076
Thermo Fisher Scientific, Inc.	217,435	93,275,266
West Pharmaceutical Services, Inc.	324,993	92,285,012
Zoetis, Inc.	523,969	83,887,437

		2,286,989,599

Industrials-14.31%
3M Co.	508,912	82,962,834
A.O. Smith Corp.	1,729,257	84,681,715
C.H. Robinson Worldwide, Inc.	984,947	96,820,290
Equifax, Inc.	498,216	83,834,806
Expeditors International of Washington, Inc.	1,154,214	102,020,976
General Dynamics Corp.	534,350	79,805,173
IDEX Corp.	491,560	88,593,859
Northrop Grumman Corp.	240,469	82,387,084
PACCAR, Inc.	995,000	85,410,800
Republic Services, Inc.	1,053,694	97,698,508
Rollins, Inc.	1,689,979	93,185,442
Roper Technologies, Inc.	183,697	78,473,521
United Parcel Service, Inc., Class B	516,912	84,577,142
Verisk Analytics, Inc.	453,154	84,590,257
Waste Management, Inc.	842,749	96,073,386

		1,321,115,793

Information Technology-6.81%
Akamai Technologies, Inc.(b)	818,392	95,285,381
Broadridge Financial Solutions, Inc.	645,080	88,633,992
Citrix Systems, Inc.	627,011	91,041,997
Jack Henry & Associates, Inc.	469,008	77,583,303
Juniper Networks, Inc.	3,631,680	90,792,000
Tyler Technologies, Inc.(b)	290,517	100,318,425
VeriSign, Inc.(b)	396,265	85,117,722

		628,772,820

Materials-0.94%
Linde PLC (United Kingdom)	348,470	87,026,898

Real Estate-2.91%
Equinix, Inc.	107,911	85,225,950
Extra Space Storage, Inc.	801,381	85,387,145
Public Storage	460,522	97,814,873

		268,427,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500® Low Volatility ETF (SPLV)–(continued)

August 31, 2020

	Shares	Value

Utilities-6.23%
Alliant Energy Corp.	1,619,925	$87,718,939
American Electric Power Co., Inc.	1,042,272	82,162,302
Atmos Energy Corp.	783,118	78,170,839
CMS Energy Corp.	1,404,115	84,934,916
Consolidated Edison, Inc.	1,112,560	79,370,030
Public Service Enterprise Group, Inc.	1,512,056	78,989,806
Xcel Energy, Inc.	1,204,112	83,655,681

		575,002,513

TOTAL INVESTMENTS IN SECURITIES-99.88% (Cost $8,381,602,277)		9,223,339,590
OTHER ASSETS LESS LIABILITIES-0.12%		10,627,343

NET ASSETS-100.00%		$9,233,966,933

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$173,495,582	$(173,495,582)	$-	$-	$-	$41,571
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	69,095,340	(69,095,340)	-	-	-	12,616	*
Invesco Liquid Assets Portfolio, Institutional Class	-	23,000,691	(23,000,527)	-	(164)	-	4,736	*
Invesco Private Government Fund	-	5,117,897	(5,117,897)	-	-	-	8	*
Invesco Private Prime Fund	-	1,704,243	(1,704,243)	-	-	-	6	*

Total	$-	$272,413,753	$(272,413,589)	$-	$(164)	$-	$58,937

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P 500 Minimum Variance ETF (SPMV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Communication Services-4.35%
AT&T, Inc.	3,350	$99,863
CenturyLink, Inc.	678	7,289
Verizon Communications, Inc.	1,748	103,604

		210,756

Consumer Discretionary-14.64%
Amazon.com, Inc.(b)	44	151,842
Expedia Group, Inc.	287	28,169
H&R Block, Inc.	765	11,093
Home Depot, Inc. (The)	256	72,970
McDonald’s Corp.	564	120,425
NIKE, Inc., Class B	968	108,310
Ralph Lauren Corp.	136	9,361
Starbucks Corp.	342	28,889
Tapestry, Inc.	832	12,255
TJX Cos., Inc. (The)	1,460	79,993
VF Corp.	522	34,322
Yum! Brands, Inc.	544	52,142

		709,771

Consumer Staples-12.39%
Campbell Soup Co.	235	12,363
Clorox Co. (The)	193	43,136
Coca-Cola Co. (The)	1,009	49,976
Colgate-Palmolive Co.	926	73,395
Conagra Brands, Inc.	1,234	47,336
General Mills, Inc.	1,317	84,222
Hershey Co. (The)	66	9,810
Hormel Foods Corp.	894	45,576
JM Smucker Co. (The)	387	46,510
Kellogg Co.	325	23,046
Kimberly-Clark Corp.	133	20,982
McCormick & Co., Inc.	382	78,768
Monster Beverage Corp.(b)	135	11,321
Procter & Gamble Co. (The)	372	51,459
Walgreens Boots Alliance, Inc.	64	2,433

		600,333

Energy-2.23%
Chevron Corp.	178	14,939
Diamondback Energy, Inc.	175	6,818
Exxon Mobil Corp.	1,077	43,015
Occidental Petroleum Corp.	523	6,663
ONEOK, Inc.	393	10,800
Williams Cos., Inc. (The)	1,239	25,722

		107,957

Financials-9.75%
American International Group, Inc.	112	3,264
Aon PLC, Class A	154	30,798
Bank of America Corp.	1,105	28,443
Berkshire Hathaway, Inc., Class B(b)	547	119,268
Chubb Ltd.	764	95,500
Citigroup, Inc.	372	19,017
JPMorgan Chase & Co.	58	5,811
Marsh & McLennan Cos., Inc.	860	98,822

	Shares	Value
Financials-(continued)
Progressive Corp. (The)	635	$60,350
Travelers Cos., Inc. (The)	99	11,488

		472,761

Health Care-13.12%
Becton, Dickinson and Co.	27	6,555
Cerner Corp.	613	44,976
Cigna Corp.	300	53,211
CVS Health Corp.	1,656	102,871
HCA Healthcare, Inc.	168	22,801
Humana, Inc.	25	10,379
Intuitive Surgical, Inc.(b)	20	14,617
Johnson & Johnson	568	87,137
Laboratory Corp. of America Holdings(b)	181	31,811
Medtronic PLC	749	80,495
Quest Diagnostics, Inc.	247	27,476
Stryker Corp.	174	34,480
UnitedHealth Group, Inc.	360	112,518
Universal Health Services, Inc., Class B	58	6,400

		635,727

Industrials-4.81%
Cintas Corp.	108	35,990
Republic Services, Inc.	785	72,785
Rollins, Inc.	522	28,783
Waste Management, Inc.	837	95,418

		232,976

Information Technology-23.19%
Accenture PLC, Class A	526	126,203
Adobe, Inc.(b)	304	156,071
Analog Devices, Inc.	132	15,428
Apple, Inc.	636	82,070
Applied Materials, Inc.	67	4,127
Automatic Data Processing, Inc.	194	26,984
Cisco Systems, Inc.	517	21,828
Citrix Systems, Inc.	271	39,349
Cognizant Technology Solutions Corp., Class A	847	56,630
Global Payments, Inc.	250	44,155
Intel Corp.	1,423	72,502
Intuit, Inc.	207	71,496
Micron Technology, Inc.(b)	189	8,601
Microsoft Corp.	587	132,386
NVIDIA Corp.	39	20,864
Oracle Corp.	252	14,419
QUALCOMM, Inc.	1,026	122,197
salesforce.com, inc.(b)	39	10,633
Texas Instruments, Inc.	690	98,084

		1,124,027

Materials-2.93%
Corteva, Inc.	799	22,811
Newmont Corp.	1,771	119,153

		141,964

Real Estate-4.97%
American Tower Corp.	295	73,499
Crown Castle International Corp.	469	76,564
Host Hotels & Resorts, Inc.	2,781	31,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P 500 Minimum Variance ETF (SPMV)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Prologis, Inc.	331	$33,716
Public Storage	123	26,125

		241,135

Utilities-7.43%
Ameren Corp.	184	14,556
American Electric Power Co., Inc.	106	8,356
CenterPoint Energy, Inc.	300	6,021
Consolidated Edison, Inc.	64	4,566
Dominion Energy, Inc.	545	42,750
DTE Energy Co.	40	4,747
Duke Energy Corp.	173	13,899
Eversource Energy	252	21,599
NextEra Energy, Inc.	325	90,730
Public Service Enterprise Group, Inc.	1,262	65,927
Sempra Energy	48	5,935
Southern Co. (The)	1,404	73,260
WEC Energy Group, Inc.	85	7,997

		360,343

Total Common Stocks & Other Equity Interests (Cost $4,483,833)		4,837,750

	Shares	Value
Money Market Funds-0.06%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(c)(d) (Cost $3,000)	3,000	$3,000

TOTAL INVESTMENTS IN SECURITIES-99.87% (Cost $4,486,833)		4,840,750
OTHER ASSETS LESS LIABILITIES-0.13%		6,384

NET ASSETS-100.00%		$4,847,134

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$4,664	$116,153	$(117,817)	$-	$-	$3,000	$66
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	870	76,432	(77,302)	-	-	-	9	*
Invesco Liquid Assets Portfolio, Institutional Class	-	23,558	(23,558)	-	-	-	3	*
Invesco Private Government Fund	-	15,622	(15,622)	-	-	-	-

Total	$5,534	$231,765	$(234,299)	$-	$-	$3,000	$78

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P 500 Momentum ETF (SPMO)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-5.52%
Activision Blizzard, Inc.	6,948	$580,297
AT&T, Inc.	59,185	1,764,305
Charter Communications, Inc., Class A(b)	2,253	1,386,969
T-Mobile US, Inc.(b)	2,979	347,590

		4,079,161

Consumer Discretionary-6.55%
CarMax, Inc.(b)	1,674	179,001
Chipotle Mexican Grill, Inc.(b)	200	262,056
D.R. Horton, Inc.	3,484	248,653
Dollar General Corp.	2,236	451,404
Home Depot, Inc. (The)	8,924	2,543,697
Lennar Corp., Class A	2,205	164,978
NVR, Inc.(b)	36	150,060
PulteGroup, Inc.	3,153	140,592
Target Corp.	4,629	699,951

		4,840,392

Consumer Staples-12.04%
Brown-Forman Corp., Class B	1,597	116,852
Campbell Soup Co.	1,619	85,176
Coca-Cola Co. (The)	36,084	1,787,240
Costco Wholesale Corp.	4,777	1,660,772
Hershey Co. (The)	1,682	250,012
Lamb Weston Holdings, Inc.	1,163	73,095
Mondelez International, Inc., Class A	9,956	581,630
PepsiCo, Inc.	11,598	1,624,416
Procter & Gamble Co. (The)	19,611	2,712,790

		8,891,983

Financials-4.37%
Aon PLC, Class A	1,941	388,180
Arthur J. Gallagher & Co.	1,772	186,592
Cboe Global Markets, Inc.	847	77,746
Intercontinental Exchange, Inc.	4,023	427,363
MarketAxess Holdings, Inc.	298	144,810
Moody’s Corp.	1,853	545,968
MSCI, Inc.	1,158	432,247
S&P Global, Inc.	2,581	945,730
W.R. Berkley Corp.	1,300	80,665

		3,229,301

Health Care-3.00%
Cerner Corp.	2,636	193,403
DaVita, Inc.(b)	728	63,161
Edwards Lifesciences Corp.(b)	4,149	356,150
Quest Diagnostics, Inc.	1,239	137,827
ResMed, Inc.	2,007	362,826
STERIS PLC	877	140,004
Zoetis, Inc.	6,030	965,403

		2,218,774

Industrials-4.90%
Allegion PLC	877	90,673
Cintas Corp.	787	262,260
Copart, Inc.(b)	2,522	260,573
Equifax, Inc.	1,210	203,607
Fortune Brands Home & Security, Inc.	1,254	105,436
IHS Markit Ltd.	4,872	389,370

	Shares	Value

Industrials-(continued)
Jacobs Engineering Group, Inc.	1,190	$107,421
Kansas City Southern	1,071	194,965
Lockheed Martin Corp.	2,196	857,011
Old Dominion Freight Line, Inc.	804	162,553
Republic Services, Inc.	1,823	169,029
Trane Technologies PLC	2,080	246,251
TransDigm Group, Inc.	549	274,319
Verisk Analytics, Inc.	1,600	298,672

		3,622,140

Information Technology-49.58%
Adobe, Inc.(b)	4,378	2,247,621
Advanced Micro Devices, Inc.(b)	13,825	1,255,587
Akamai Technologies, Inc.(b)	1,297	151,010
ANSYS, Inc.(b)	814	275,954
Apple, Inc.	73,996	9,548,444
Applied Materials, Inc.	9,417	580,087
Fidelity National Information Services, Inc.	6,111	921,844
Fiserv, Inc.(b)	5,110	508,854
Global Payments, Inc.	3,531	623,645
KLA Corp.	1,281	262,784
Lam Research Corp.	1,759	591,622
Leidos Holdings, Inc.	1,914	173,198
Mastercard, Inc., Class A	8,001	2,865,878
Microsoft Corp.	29,831	6,727,785
Motorola Solutions, Inc.	1,189	183,998
NortonLifeLock, Inc.	5,272	123,998
NVIDIA Corp.	7,314	3,912,844
Paycom Software, Inc.(b)	489	146,436
Qorvo, Inc.(b)	961	123,268
QUALCOMM, Inc.	9,997	1,190,643
ServiceNow, Inc.(b)	1,498	722,066
Synopsys, Inc.(b)	1,391	307,828
Visa, Inc., Class A	14,566	3,087,846
Western Union Co. (The)	3,885	91,647

		36,624,887

Materials-1.93%
Air Products and Chemicals, Inc.	1,831	535,128
Ball Corp.	2,877	231,225
Martin Marietta Materials, Inc.	468	94,943
Newmont Corp.	8,326	560,173

		1,421,469

Real Estate-4.98%
American Tower Corp.	4,502	1,121,673
Crown Castle International Corp.	3,490	569,743
Equinix, Inc.	977	771,615
Mid-America Apartment Communities, Inc.	1,278	149,679
Prologis, Inc.	6,240	635,606
SBA Communications Corp., Class A	1,394	426,662

		3,674,978

Utilities-7.07%
Alliant Energy Corp.	1,970	106,676
Ameren Corp.	1,825	144,376
American Electric Power Co., Inc.	3,516	277,166
American Water Works Co., Inc.	1,796	253,847
CMS Energy Corp.	2,024	122,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500 Momentum ETF (SPMO)–(continued)

August 31, 2020

	Shares	Value
Utilities-(continued)
Entergy Corp.	2,431	$241,009
Evergy, Inc.	2,283	121,501
Eversource Energy	3,833	328,526
FirstEnergy Corp.	3,675	105,068
NextEra Energy, Inc.	7,242	2,021,749
Sempra Energy	2,492	308,136
Southern Co. (The)	11,332	591,304
WEC Energy Group, Inc.	3,284	308,959
Xcel Energy, Inc.	4,180	290,405

		5,221,154

TOTAL INVESTMENTS IN SECURITIES-99.94% (Cost $58,338,530)		73,824,239
OTHER ASSETS LESS LIABILITIES-0.06%		47,815

NET ASSETS-100.00%		$73,872,054

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$11,512	$1,253,017	$(1,264,529)	$-	$-	$-	$481
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	35,166	1,639,525	(1,674,691)	-	-	-	235	*
Invesco Liquid Assets Portfolio, Institutional Class	11,722	543,703	(555,395)	-	(30)	-	98	*

Total	$58,400	$3,436,245	$(3,494,615)	$-	$(30)	$-	$814

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P MidCap Low Volatility ETF (XMLV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Communication Services-3.50%
Cable One, Inc.	13,069	$24,051,273
John Wiley & Sons, Inc., Class A	713,109	22,569,900
New York Times Co. (The), Class A	572,927	24,824,927

		71,446,100

Consumer Discretionary-6.16%
Columbia Sportswear Co.	284,177	24,317,026
Gentex Corp.	997,619	26,985,594
Grand Canyon Education, Inc.(b)	261,130	24,556,665
Pool Corp.	77,044	25,258,105
Service Corp. International	539,500	24,628,175

		125,745,565

Consumer Staples-13.01%
Casey’s General Stores, Inc.	140,166	24,928,523
Flowers Foods, Inc.	1,263,374	30,902,128
Grocery Outlet Holding Corp.(b)	545,300	22,428,189
Hain Celestial Group, Inc. (The)(b)	720,528	23,626,113
Ingredion, Inc.	304,491	24,493,256
Lancaster Colony Corp.	137,513	24,438,810
Post Holdings, Inc.(b)	358,126	31,522,251
Sprouts Farmers Market, Inc.(b)	928,907	21,689,978
Tootsie Roll Industries, Inc.(c)	1,118,711	35,787,565
TreeHouse Foods, Inc.(b)	605,029	25,901,292

		265,718,105

Financials-9.37%
Brown & Brown, Inc.	609,940	28,301,216
Commerce Bancshares, Inc.	369,648	22,019,931
FactSet Research Systems, Inc	65,901	23,091,710
Hanover Insurance Group, Inc. (The)	240,436	24,642,286
Mercury General Corp.	530,996	23,751,451
New York Community Bancorp, Inc.	2,216,916	20,063,090
RenaissanceRe Holdings Ltd. (Bermuda)	141,172	25,938,943
SEI Investments Co.	449,424	23,531,841

		191,340,468

Health Care-11.51%
Bio-Techne Corp.	111,285	28,428,866
Chemed Corp.	50,732	26,234,025
Encompass Health Corp.	390,231	25,458,670
Globus Medical, Inc., Class A(b)	428,383	24,212,207
Hill-Rom Holdings, Inc.	252,396	23,672,221
Integra LifeSciences Holdings Corp.(b)	528,677	25,265,474
Masimo Corp.(b)	138,162	30,948,288
Prestige Consumer Healthcare, Inc.(b)	673,517	24,536,224
United Therapeutics Corp.(b)	246,648	26,381,470

		235,137,445

Industrials-18.88%
Carlisle Cos., Inc.	183,150	23,983,492
Donaldson Co., Inc.	472,032	23,771,531
FTI Consulting, Inc.(b)(c)	202,743	23,266,787
Graco, Inc.	451,207	26,179,030
Hubbell, Inc.	160,468	23,255,023
Knight-Swift Transportation Holdings, Inc.	584,177	26,556,686
Landstar System, Inc.	203,955	27,144,371
Lennox International, Inc.	98,367	27,575,221
Lincoln Electric Holdings, Inc.	256,743	24,829,616

	Shares	Value
Industrials-(continued)
MSC Industrial Direct Co., Inc., Class A	395,716	$26,077,684
Tetra Tech, Inc.	238,869	22,049,997
Toro Co. (The)	389,817	29,345,424
Valmont Industries, Inc.	179,711	22,832,283
Watsco, Inc.	124,602	30,526,244
Werner Enterprises, Inc.	616,804	28,379,152

		385,772,541

Information Technology-8.79%
CACI International, Inc., Class A(b)	106,660	24,978,705
CDK Global, Inc.	538,336	25,097,224
CommVault Systems, Inc.(b)	539,974	23,343,076
j2 Global, Inc.(b)	362,079	25,341,909
MAXIMUS, Inc.	335,645	26,029,270
PTC, Inc.(b)	276,409	25,266,547
Qualys, Inc.(b)	278,339	29,542,902

		179,599,633

Materials-10.64%
AptarGroup, Inc.	268,298	31,763,800
Ashland Global Holdings, Inc.	307,707	22,674,929
NewMarket Corp.	82,734	30,817,588
Reliance Steel & Aluminum Co.	211,729	22,204,020
RPM International, Inc.	287,819	24,398,417
Sensient Technologies Corp.	464,627	25,656,703
Silgan Holdings, Inc.	972,436	37,010,914
Sonoco Products Co.	430,880	22,849,566

		217,375,937

Real Estate-11.00%
Camden Property Trust	268,599	24,426,393
CoreSite Realty Corp.	241,222	29,537,634
CyrusOne, Inc.	279,694	23,362,840
First Industrial Realty Trust, Inc.	570,466	24,330,375
Healthcare Realty Trust, Inc.	936,783	27,026,190
JBG SMITH Properties	822,357	22,754,618
Life Storage, Inc.	250,496	26,409,793
PS Business Parks, Inc.	172,286	21,742,493
Rexford Industrial Realty, Inc.	521,747	25,033,421

		224,623,757

Utilities-7.06%
Essential Utilities, Inc.	496,691	21,109,367
Hawaiian Electric Industries, Inc.	664,964	23,014,404
IDACORP, Inc.	296,986	26,699,041
National Fuel Gas Co.	587,943	26,833,719
OGE Energy Corp.	783,710	24,969,001
Spire, Inc.	371,743	21,639,160

		144,264,692

Total Common Stocks & Other Equity Interests (Cost $1,946,745,403)		2,041,024,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P MidCap Low Volatility ETF (XMLV)–(continued)

August 31, 2020

	Shares	Value
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $485,395)	485,395	$485,395

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,947,230,798)		2,041,509,638

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.88%
Invesco Private Government Fund, 0.03%(d)(e)(f)	28,769,050	28,769,050

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.14%(d)(e)(f)	9,588,035	$9,589,952

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,359,003)		38,359,002

TOTAL INVESTMENTS IN SECURITIES-101.82% (Cost $1,985,589,801)		2,079,868,640
OTHER ASSETS LESS LIABILITIES-(1.82)%		(37,166,433)

NET ASSETS-100.00%		$2,042,702,207

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$115,332,383	$(114,846,988)	$-	$-	$485,395	$28,401
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	39,847,925	130,685,403	(170,533,328)	-	-	-	388,623	*
Invesco Liquid Assets Portfolio, Institutional Class	13,282,642	39,948,868	(53,227,199)	-	(4,311)	-	144,964	*
Invesco Private Government Fund	-	121,181,363	(92,412,313)	-	-	28,769,050	3,633	*
Invesco Private Prime Fund	-	21,750,247	(12,161,133)	(1)	839	9,589,952	2,394	*

Total	$53,130,567	$428,898,264	$(443,180,961)	$(1)	$(3,472)	$38,844,397	$568,015

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-4.88%
Cogent Communications Holdings, Inc.	3,812	$256,395
Scholastic Corp.	7,276	163,710
Spok Holdings, Inc.	54,924	595,376

		1,015,481

Consumer Discretionary-9.62%
Haverty Furniture Cos., Inc.	25,708	542,953
LCI Industries	1,839	208,965
M.D.C. Holdings, Inc.	8,295	359,837
Oxford Industries, Inc.	4,988	247,056
PetMed Express, Inc.	9,421	327,474
Rent-A-Center, Inc.	10,337	317,346

		2,003,631

Consumer Staples-17.87%
Andersons, Inc. (The)	25,368	449,775
B&G Foods, Inc.(b)	23,374	727,866
Calavo Growers, Inc.	2,744	174,162
J&J Snack Foods Corp.	1,296	176,191
Medifast, Inc.	1,751	284,923
MGP Ingredients, Inc.	2,937	104,410
SpartanNash Co.	15,465	308,991
Universal Corp.	14,594	633,525
Vector Group Ltd.	72,224	727,296
WD-40 Co.	663	135,504

		3,722,643

Financials-5.73%
Berkshire Hills Bancorp, Inc.	56,542	519,056
KKR Real Estate Finance Trust, Inc.	37,055	674,401

		1,193,457

Health Care-2.84%
Computer Programs & Systems, Inc.	6,723	183,941
LeMaitre Vascular, Inc.	4,066	131,251
Phibro Animal Health Corp., Class A	7,408	158,976
US Physical Therapy, Inc.	1,318	117,170

		591,338

Industrials-14.74%
Greenbrier Cos., Inc. (The)	16,407	446,106
Hillenbrand, Inc.	10,532	333,970
Matson, Inc.	8,152	326,651
Matthews International Corp., Class A	21,027	460,491
Park Aerospace Corp.	30,716	340,640
Powell Industries, Inc.	13,525	365,040
Resources Connection, Inc.	40,246	494,623
Wabash National Corp.	24,738	302,051

		3,069,572

Information Technology-11.35%
ADTRAN, Inc.	24,874	275,853
Benchmark Electronics, Inc.	13,822	271,050
Comtech Telecommunications Corp.	13,902	230,773

	Shares	Value
Information Technology-(continued)
CSG Systems International, Inc.	5,241	$223,109
Daktronics, Inc.	78,124	345,308
Kulicke & Soffa Industries, Inc. (Singapore)	9,359	224,429
ManTech International Corp., Class A	2,488	186,227
Progress Software Corp.	4,617	174,938
Xperi Holding Corp.	34,442	431,558

		2,363,245

Materials-14.24%
Haynes International, Inc.	16,258	304,675
Kaiser Aluminum Corp.	4,961	318,893
Mercer International, Inc. (Germany)	38,137	319,588
Neenah, Inc.	7,375	326,565
PH Glatfelter Co.	18,764	281,272
Schweitzer-Mauduit International, Inc., Class A	15,144	459,318
Tredegar Corp.	18,785	318,030
Trinseo S.A.	25,546	636,351

		2,964,692

Real Estate-11.85%
Brandywine Realty Trust	57,453	639,452
Franklin Street Properties Corp.	126,320	559,598
Global Net Lease, Inc.	38,143	667,502
Office Properties Income Trust	25,246	601,865

		2,468,417

Utilities-6.82%
American States Water Co.	1,841	140,063
Avista Corp.	11,032	406,639
California Water Service Group	3,290	149,169
Northwest Natural Holding Co.	6,077	310,595
South Jersey Industries, Inc.	18,731	414,892

		1,421,358

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $21,427,559)		20,813,834

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.54%
Invesco Private Government Fund, 0.03%(c)(d)(e)	553,367	553,367
Invesco Private Prime Fund, 0.14%(c)(d)(e)	184,428	184,465

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $737,832)		737,832

TOTAL INVESTMENTS IN SECURITIES-103.48% (Cost $22,165,391)		21,551,666
OTHER ASSETS LESS LIABILITIES-(3.48)%		(724,691)

NET ASSETS-100.00%		$20,826,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P SmallCap High Dividend Low Volatility ETF
(XSHD)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	Appreciation	(Loss)	August 31, 2020	Income
Invesco Mortgage Capital, Inc.	$679,191	$467,498	$(684,910)	$31,316	$(493,095)	$-	$71,843
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,842,084	(1,842,084)	-	-	-	172
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	964,427	13,511,252	(14,475,679)	-	-	-	9,780	*
Invesco Liquid Assets Portfolio, Institutional Class	324,524	3,538,442	(3,862,879)	-	(87)	-	3,639	*
Invesco Private Government Fund	-	6,594,042	(6,040,675)	-	-	553,367	188	*
Invesco Private Prime Fund	-	1,356,757	(1,172,345)	-	53	184,465	118	*

Total	$1,968,142	$27,310,075	$(28,078,572)	$31,316	$(493,129)	$737,832	$85,740

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P SmallCap Low Volatility ETF (XSLV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.46%
Cogent Communications Holdings, Inc.	214,340	$14,416,508
Scholastic Corp.	517,191	11,636,798
TechTarget, Inc.(b)	346,211	13,737,652

		39,790,958

Consumer Discretionary-4.46%
Dorman Products, Inc.(b)	160,677	13,607,735
Gentherm, Inc.(b)	326,482	14,766,781
Shutterstock, Inc.	276,332	13,905,026
Standard Motor Products, Inc.	305,625	13,887,600
Sturm Ruger & Co., Inc.	222,595	15,773,082

		71,940,224

Consumer Staples-9.81%
Calavo Growers, Inc.	217,107	13,779,781
Cal-Maine Foods, Inc.(b)	351,357	13,558,867
Central Garden & Pet Co., Class A(b)	337,153	12,528,606
Coca-Cola Consolidated, Inc.	48,396	13,226,627
J&J Snack Foods Corp.	95,719	13,012,998
John B. Sanfilippo & Son, Inc.	186,208	14,829,605
National Beverage Corp.(b)(c)	201,973	16,424,444
PriceSmart, Inc.	211,139	13,882,389
Universal Corp.	376,747	16,354,587
Vector Group Ltd.	1,281,840	12,908,129
WD-40 Co.	87,449	17,872,827

		158,378,860

Financials-18.02%
AMERISAFE, Inc.	214,704	14,327,198
Brookline Bancorp, Inc.	1,245,496	11,956,762
City Holding Co.	221,210	14,153,016
Community Bank System, Inc.	232,286	13,976,649
CVB Financial Corp.	714,883	13,018,019
Employers Holdings, Inc.	452,813	14,752,647
First Hawaiian, Inc.	680,798	11,253,591
HCI Group, Inc.	290,879	15,916,899
Horace Mann Educators Corp.	340,385	13,295,438
Independent Bank Corp.	180,967	11,373,776
National Bank Holdings Corp., Class A	431,872	12,282,440
NBT Bancorp, Inc.	437,398	13,327,517
Northwest Bancshares, Inc.	1,395,371	14,107,201
Old National Bancorp	908,172	12,696,245
S&T Bancorp, Inc.	568,176	11,474,314
Safety Insurance Group, Inc.	204,013	14,770,541
Southside Bancshares, Inc.	459,987	12,674,942
Third Point Reinsurance Ltd. (Bermuda)(b)	1,501,972	12,856,880
Tompkins Financial Corp.	177,978	11,778,584
Universal Insurance Holdings, Inc.	622,441	11,546,280
Waddell & Reed Financial, Inc., Class A	927,073	14,601,400
Westamerica Bancorporation	241,592	14,703,289

		290,843,628

Health Care-11.25%
Amphastar Pharmaceuticals, Inc.(b)	732,701	14,932,446
Corcept Therapeutics, Inc.(b)	908,850	11,542,395
Eagle Pharmaceuticals, Inc.(b)	323,344	12,830,290
Enanta Pharmaceuticals, Inc.(b)	255,219	13,319,880
HealthStream, Inc.(b)	652,456	13,515,626

	Shares	Value
Health Care-(continued)
HMS Holdings Corp.(b)	503,506	$14,042,782
Innoviva, Inc.(b)	940,237	11,010,175
Luminex Corp.	426,521	11,383,846
Mesa Laboratories, Inc.	59,858	14,720,279
Natus Medical, Inc.(b)	715,640	12,996,022
Neogen Corp.(b)	177,797	13,548,132
Omnicell, Inc.(b)	190,670	12,713,876
Orthofix Medical, Inc.(b)	395,244	11,991,703
Pacira BioSciences, Inc.(b)	208,569	13,039,734

		181,587,186

Industrials-21.47%
Aerojet Rocketdyne Holdings, Inc.(b)	289,636	11,982,241
AeroVironment, Inc.(b)	150,418	11,490,431
Alamo Group, Inc.	110,376	12,240,698
Astec Industries, Inc.	247,612	13,054,105
Brady Corp., Class A	277,242	12,999,877
Encore Wire Corp.	255,787	13,201,167
ESCO Technologies, Inc.	150,850	13,564,432
Exponent, Inc.	197,891	15,921,321
Federal Signal Corp.	444,470	14,276,376
Forward Air Corp.	242,170	14,285,608
Franklin Electric Co., Inc.	207,759	12,332,574
Gibraltar Industries, Inc.(b)	180,029	11,241,911
Heartland Express, Inc.	854,981	17,685,282
Heidrick & Struggles International, Inc.	591,764	12,799,855
Hub Group, Inc., Class A(b)	276,957	14,911,365
Lindsay Corp.	126,981	12,689,211
Marten Transport Ltd.	658,213	11,953,148
National Presto Industries, Inc.	166,261	14,951,852
Park Aerospace Corp.(d)	1,253,799	13,904,631
Resources Connection, Inc.	1,077,785	13,245,978
Simpson Manufacturing Co., Inc.	121,508	11,949,097
Tennant Co.	174,744	11,615,234
TrueBlue, Inc.(b)	792,134	13,402,907
UniFirst Corp.	72,879	14,037,953
US Ecology, Inc.	328,408	12,193,789
Watts Water Technologies, Inc., Class A	153,290	14,677,518

		346,608,561

Information Technology-17.72%
Alarm.com Holdings, Inc.(b)	236,989	14,188,531
Badger Meter, Inc.	189,259	11,675,388
Bottomline Technologies (DE), Inc.(b)	242,398	11,545,417
CSG Systems International, Inc.	395,915	16,854,102
Diodes, Inc.(b)	238,861	11,670,748
DSP Group, Inc.(b)	1,056,087	15,144,288
EVERTEC, Inc.	433,355	15,176,092
Fabrinet (Thailand)(b)	183,785	12,824,517
FARO Technologies, Inc.(b)	207,257	11,710,020
Harmonic, Inc.(b)	1,827,265	10,780,864
Knowles Corp.(b)	925,961	13,944,973
Methode Electronics, Inc.	400,806	11,346,818
MicroStrategy, Inc., Class A(b)	112,326	16,224,367
NIC, Inc.	723,218	15,462,401
OSI Systems, Inc.(b)	199,662	15,723,382
Progress Software Corp.	454,131	17,207,024
Rambus, Inc.(b)	853,240	11,459,013
SPS Commerce, Inc.(b)	184,097	14,705,668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Sykes Enterprises, Inc.(b)	386,201	$12,785,184
TTEC Holdings, Inc.	216,522	12,274,632
Viavi Solutions, Inc.(b)	994,498	13,261,631

		285,965,060

Materials-4.47%
Balchem Corp.	147,397	14,400,687
H.B. Fuller Co.	251,000	12,090,670
Hawkins, Inc.	214,772	10,785,850
Haynes International, Inc.	589,147	11,040,615
Neenah, Inc.	253,618	11,230,205
Stepan Co.	108,708	12,532,945

		72,080,972

Real Estate-7.20%
Agree Realty Corp.	209,148	13,996,184
Easterly Government Properties, Inc.	691,272	16,721,870
Industrial Logistics Properties Trust	655,438	14,137,798
Investors Real Estate Trust	188,546	13,405,621
Lexington Realty Trust	1,307,952	14,871,414
National Storage Affiliates Trust	407,038	13,965,474
St. Joe Co. (The)(b)	667,482	15,492,257
Washington REIT	617,759	13,553,632

		116,144,250

Utilities-3.08%
American States Water Co.	166,712	12,683,449

	Shares	Value
Utilities-(continued)
Avista Corp.	353,004	$13,011,728
California Water Service Group	270,117	12,247,105
South Jersey Industries, Inc.	531,596	11,774,851

		49,717,133

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,591,019,268)		1,613,056,832

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.86%
Invesco Private Government Fund, 0.03%(d)(e)(f)	10,435,290	10,435,290
Invesco Private Prime Fund, 0.14%(d)(e)(f)	3,477,863	3,478,558

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,913,848)		13,913,848

TOTAL INVESTMENTS IN SECURITIES-100.80% (Cost $1,604,933,116)		1,626,970,680
OTHER ASSETS LESS LIABILITIES-(0.80)%		(12,865,547)

NET ASSETS-100.00%		$1,614,105,133

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Invesco Mortgage Capital, Inc.	$22,332,386	$8,995,419	$(8,717,328)	$1,658,726	$(24,269,203)	$-	$1,568,755
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	2,928,891	114,337,335	(117,266,226)	-	-	-	19,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2020

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2019	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2020	Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$10,506,667	$112,352,453	$(122,859,120)	$-	$-	$-	$78,095	*
Invesco Liquid Assets Portfolio, Institutional Class	3,502,223	32,279,537	(35,779,143)	(1)	(2,616)	-	29,681	*
Invesco Private Government Fund	-	68,644,623	(58,209,333)	-	-	10,435,290	1,574	*
Invesco Private Prime Fund	-	16,096,480	(12,618,375)	-	453	3,478,558	1,186	*
Investments in Other Affiliates:
Park Aerospace Corp.	-	17,192,508	(2,621,565)	(646,475)	(19,837)	13,904,631	79,537

Total	$39,270,167	$369,898,355	$(358,071,090)	$1,012,250	$(24,291,203)	$27,818,479	$1,777,986

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P SmallCap Quality ETF (XSHQ)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Consumer Discretionary-10.59%
American Public Education, Inc.(b)	365	$11,475
Cavco Industries, Inc.(b)	192	36,655
Dorman Products, Inc.(b)	662	56,065
Ethan Allen Interiors, Inc.	499	7,106
Gentherm, Inc.(b)	795	35,958
Meritage Homes Corp.(b)	796	76,440
PetMed Express, Inc.(c)	641	22,281
Stamps.com, Inc.(b)	437	108,961
Sturm Ruger & Co., Inc.	356	25,226
Universal Electronics, Inc.(b)	323	13,269
Winnebago Industries, Inc.	640	34,547

		427,983

Consumer Staples-8.89%
Calavo Growers, Inc.	395	25,071
Inter Parfums, Inc.	416	18,583
J&J Snack Foods Corp.	364	49,486
John B. Sanfilippo & Son, Inc.	264	21,025
Medifast, Inc.	260	42,307
National Beverage Corp.(b)(c)	290	23,583
PriceSmart, Inc.	503	33,072
Seneca Foods Corp., Class A(b)	185	8,761
Universal Corp.	595	25,829
USANA Health Sciences, Inc.(b)	440	34,500
WD-40 Co.	378	77,256

		359,473

Energy-0.73%
Bonanza Creek Energy, Inc.(b)	360	7,214
Bristow Group, Inc.(b)	128	2,420
DMC Global, Inc.	302	10,700
Penn Virginia Corp.(b)(c)	244	2,787
QEP Resources, Inc.	2,736	3,557
Talos Energy, Inc.(b)	398	2,989

		29,667

Financials-18.44%
Allegiance Bancshares, Inc.	511	12,990
American Equity Investment Life Holding Co.	2,018	48,250
AMERISAFE, Inc.	494	32,965
Banner Corp.	755	27,271
Berkshire Hills Bancorp, Inc.	1,007	9,244
Boston Private Financial Holdings, Inc.	1,886	11,203
City Holding Co.	392	25,080
Community Bank System, Inc.	1,195	71,903
CVB Financial Corp.	3,377	61,495
Employers Holdings, Inc.	701	22,839
First Commonwealth Financial Corp.	2,429	19,918
Green Dot Corp., Class A(b)	1,487	77,413
HCI Group, Inc.	176	9,631
Heritage Financial Corp.	890	17,747
HomeStreet, Inc.	570	15,601
Hope Bancorp, Inc.	2,966	25,092
OFG Bancorp.	1,397	17,937
Pacific Premier Bancorp, Inc.	1,802	40,707
Preferred Bank	398	14,885
Seacoast Banking Corp. of Florida(b)	1,199	24,268
Stewart Information Services Corp.	497	21,207

	Shares	Value
Financials-(continued)
Third Point Reinsurance Ltd. (Bermuda)(b)	1,989	$17,026
Tompkins Financial Corp.	326	21,575
United Community Banks, Inc.	2,044	37,037
United Insurance Holdings Corp.	485	3,671
Universal Insurance Holdings, Inc.	758	14,061
Virtus Investment Partners, Inc.	152	21,569
Waddell & Reed Financial, Inc., Class A	1,454	22,900

		745,485

Health Care-6.53%
AngioDynamics, Inc.(b)	932	8,728
Anika Therapeutics, Inc.(b)	363	13,914
CorVel Corp.(b)	266	22,083
Eagle Pharmaceuticals, Inc.(b)	245	9,722
Innoviva, Inc.(b)	1,972	23,092
Medpace Holdings, Inc.(b)	781	101,366
Mesa Laboratories, Inc.(c)	114	28,035
Natus Medical, Inc.(b)	742	13,475
Providence Service Corp. (The)(b)	269	24,907
Simulations Plus, Inc.	311	18,529

		263,851

Industrials-32.09%
AAON, Inc.	1,059	60,289
AAR Corp.	656	13,238
ABM Industries, Inc.	1,404	53,549
Albany International Corp., Class A	679	35,240
Arcosa, Inc.	1,090	50,456
Astec Industries, Inc.	545	28,732
AZZ, Inc.	565	19,622
Barnes Group, Inc.	997	39,481
Brady Corp., Class A	1,295	60,723
Encore Wire Corp.	497	25,650
ESCO Technologies, Inc.	584	52,513
Exponent, Inc.	1,383	111,269
Franklin Electric Co., Inc.	926	54,967
Gibraltar Industries, Inc.(b)	749	46,771
Hub Group, Inc., Class A(b)	776	41,780
Kaman Corp.	866	40,053
Korn Ferry	1,376	41,968
Marten Transport Ltd.	1,391	25,261
Mueller Industries, Inc.	1,421	42,204
National Presto Industries, Inc.	137	12,320
Powell Industries, Inc.	254	6,856
Proto Labs, Inc.(b)	722	106,134
Resources Connection, Inc.	676	8,308
Simpson Manufacturing Co., Inc.	988	97,160
UFP Industries, Inc.	1,484	88,075
UniFirst Corp.	382	73,581
Watts Water Technologies, Inc., Class A	638	61,089

		1,297,289

Information Technology-16.21%
Badger Meter, Inc.	744	45,897
Brooks Automation, Inc.	1,802	93,037
Daktronics, Inc.	747	3,302
Digi International, Inc.(b)	641	8,731
Diodes, Inc.(b)	955	46,661
Fabrinet (Thailand)(b)	832	58,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Kulicke & Soffa Industries, Inc. (Singapore)	1,610	$38,608
MicroStrategy, Inc., Class A(b)	259	37,410
Power Integrations, Inc.	1,258	70,410
Rogers Corp.(b)	404	45,777
Sanmina Corp.(b)	1,567	44,346
SPS Commerce, Inc.(b)	821	65,582
Viavi Solutions, Inc.(b)	4,826	64,355
Xperi Holding Corp.	2,666	33,405

		655,578

Materials-4.74%
FutureFuel Corp.	640	7,744
Hawkins, Inc.	248	12,455
Haynes International, Inc.	320	5,997
Innospec, Inc.	593	44,291
Kraton Corp.(b)	692	9,716
Myers Industries, Inc.	863	13,204
Neenah, Inc.	380	16,826
Stepan Co.	464	53,494
Tredegar Corp.	543	9,193
Warrior Met Coal, Inc.	1,201	18,579

		191,499

Real Estate-1.77%
LTC Properties, Inc.	863	31,491
Washington REIT	1,835	40,260

		71,751

Total Common Stocks & Other Equity Interests (Cost $3,951,558)		4,042,576

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Money Market Funds-0.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $445)	445	$445

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $3,952,003)		4,043,021

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.61%
Invesco Private Government Fund, 0.03%(d)(e)(f)	49,421	49,421
Invesco Private Prime Fund, 0.14%(d)(e)(f)	15,833	15,836

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,257)		65,257

TOTAL INVESTMENTS IN SECURITIES-101.61% (Cost $4,017,260)		4,108,278
OTHER ASSETS LESS LIABILITIES-(1.61)%		(65,229)

NET ASSETS-100.00%		$4,043,049

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$5,387	$187,450	$(192,392)	$-	$-	$445	$80
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	94,278	997,751	(1,092,029)	-	-	-	588	*
Invesco Liquid Assets Portfolio, Institutional Class	31,426	236,642	(268,074)	-	6	-	217	*
Invesco Private Government Fund	-	1,213,273	(1,163,852)	-	-	49,421	22	*
Invesco Private Prime Fund	-	326,596	(310,768)	-	8	15,836	14	*

Total	$131,091	$2,961,712	$(3,027,115)	$-	$14	$65,702	$921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2020

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Statements of Assets and Liabilities

August 31, 2020

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)
Assets:
Unaffiliated investments in securities, at value(a)	$ 2,734,013	$474,551,110	$ 9,886,376	$ 68,570,336	$ 68,971,653	$129,569,593
Affiliated investments in securities, at value	56,044	9,732,412	54,731	171,262	34,258	5,158,511
Cash	47	-	-	-	-	-
Receivable for:
Dividends	4,313	841,805	12,445	307,675	95,844	330,028
Securities lending	8	4,687	8	-	1	490
Investments sold	-	-	-	-	-	-
Fund shares sold	-	-	-	-	-	-
Foreign tax reclaims	-	118	-	-	-	-

Total assets	2,794,425	485,130,132	9,953,560	69,049,273	69,101,756	135,058,622

Liabilities:
Due to custodian	-	168,645	128	-	50,342	62,491
Payable for:
Investments purchased	-	-	-	-	-	-
Collateral upon return of securities loaned	55,834	9,546,558	54,731	-	34,258	3,790,528
Fund shares repurchased	-	-	-	-	-	-
Accrued unitary management fees	665	75,719	2,898	7,723	14,774	30,531

Total liabilities	56,499	9,790,922	57,757	7,723	99,374	3,883,550

Net Assets	$ 2,737,926	$475,339,210	$ 9,895,803	$ 69,041,550	$ 69,002,382	$131,175,072

Net assets consist of:
Shares of beneficial interest	$ 8,330,313	$529,149,404	$ 38,159,818	$ 89,472,301	$ 86,343,048	$217,555,747
Distributable earnings (loss)	(5,592,387)	(53,810,194)	(28,264,015)	(20,430,751)	(17,340,666)	(86,380,675)

Net Assets	$ 2,737,926	$475,339,210	$ 9,895,803	$ 69,041,550	$ 69,002,382	$131,175,072

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	14,200,001	300,001	2,400,001	1,750,001	3,000,000
Net asset value.	$ 27.38	$ 33.47	$ 32.99	$ 28.77	$ 39.43	$ 43.73

Market price	$ 27.40	$ 33.52	$ 33.06	$ 28.82	$ 39.49	$ 43.83

Unaffiliated investments in securities, at cost	$ 2,669,558	$456,316,757	$ 9,056,784	$ 82,004,701	$ 61,473,585	$136,806,182

Affiliated investments in securities, at cost	$ 56,044	$ 9,906,851	$ 54,731	$ 279,266	$ 34,258	$ 5,336,258

(a) Includes securities on loan with an aggregate value of:	$ 53,093	$ 9,205,361	$ 53,050	$ -	$ 33,489	$ 3,543,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500 Momentum ETF (SPMO)	Invesco S&P MidCap Low Volatility ETF (XMLV)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)

$2,443,706,519	$9,223,339,590	$4,837,750	$73,824,239	$2,041,024,243	$20,813,834	$1,599,152,201	$ 4,042,576

66,844,995	-	3,000	-	38,844,397	737,832	27,818,479	65,702
-	-	-	-	5,323	-	-	-

13,544,811	13,449,084	6,738	71,451	1,632,172	51,296	2,311,373	1,754
1,091	-	-	-	4,600	455	10,575	39
-	10,893,008	-	-	8,759,293	-	-	-
-	73,784,889	-	-	-	-	-	-
-	-	-	-	-	-	-	-

2,524,097,416	9,321,466,571	4,847,488	73,895,690	2,090,270,028	21,603,417	1,629,292,628	4,110,071

9,882,696	956,017	-	15,869	-	33,232	929,410	-

-	73,705,615	-	-	-	-	-	-

66,844,996	-	-	-	38,359,003	737,832	13,913,848	65,257
-	10,903,005	-	-	8,765,786	-	-	-
630,837	1,935,001	354	7,767	443,032	5,378	344,237	1,765

77,358,529	87,499,638	354	23,636	47,567,821	776,442	15,187,495	67,022

$2,446,738,887	$9,233,966,933	$4,847,134	$73,872,054	$2,042,702,207	$20,826,975	$1,614,105,133	$ 4,043,049

$3,379,624,514	$10,300,369,241	$4,544,698	$62,968,968	$2,590,675,244	$29,102,978	$2,247,158,390	$ 6,118,209
(932,885,627)	(1,066,402,308)	302,436	10,903,086	(547,973,037)	(8,276,003)	(633,053,257)	(2,075,160)

$2,446,738,887	$9,233,966,933	$4,847,134	$73,872,054	$2,042,702,207	$20,826,975	$1,614,105,133	$ 4,043,049

71,750,000	168,850,000	150,001	1,450,001	46,800,000	1,250,001	45,800,000	150,001
$34.10	$54.69	$ 32.31	$50.95	$43.65	$16.66	$35.24	$ 26.95

$34.16	$54.77	$ 32.39	$51.10	$43.70	$16.69	$35.30	$ 26.99

$2,710,750,901	$8,381,602,277	$4,483,833	$58,338,530	$1,946,745,403	$21,427,559	$1,576,468,162	$ 3,951,558

$66,844,996	$-	$ 3,000	$-	$38,844,398	$ 737,832	$28,464,954	$ 65,702

$64,882,117	$-	$ -	$-	$37,202,358	$ 717,995	$13,470,739	$ 63,621

81

Statements of Operations

For the year ended August 31, 2020

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	Invesco S&P 500® High Beta ETF (SPHB)
Investment income:
Unaffiliated dividend income	$202,593	$10,243,090	$1,104,535	$2,343,608	$2,520,106	$3,228,513
Affiliated dividend income	930	16,542	736	12,003	742	38,995
Securities lending income	752	349,443	4,761	3,235	3,410	22,685
Foreign withholding tax	(31)	(3,720)	-	-	-	-

Total investment income	204,244	10,605,355	1,110,032	2,358,846	2,524,258	3,290,193

Expenses:
Unitary management fees	27,637	984,949	183,717	93,786	297,009	311,752

Less: Waivers	(18)	(475)	(89)	(109)	(107)	(179)

Net expenses	27,619	984,474	183,628	93,677	296,902	311,573

Net investment income	176,625	9,620,881	926,404	2,265,169	2,227,356	2,978,620

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(540,283)	(46,183,214)	(2,334,160)	(6,008,551)	(14,336,170)	(24,755,920)
Affiliated investment securities	(2,680)	(5,735)	(165)	(10,338)	(248)	(238,228)
Unaffiliated in-kind redemptions	(1,160,391)	15,654,384	4,100,682	4,519,144	13,471,366	23,079,386
Affiliated in-kind redemptions	(9,201)	(11,117)	-	(3,326)	-	101,349

Net realized gain (loss)	(1,712,555)	(30,545,682)	1,766,357	(1,503,071)	(865,052)	(1,813,413)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	378,865	29,222,606	(7,091,515)	(10,991,632)	(5,089,290)	8,709,454
Affiliated investment securities	5,863	(64,421)	-	(70,879)	-	(177,748)

Change in net unrealized appreciation (depreciation)	384,728	29,158,185	(7,091,515)	(11,062,511)	(5,089,290)	8,531,706

Net realized and unrealized gain (loss)	(1,327,827)	(1,387,497)	(5,325,158)	(12,565,582)	(5,954,342)	6,718,293

Net increase (decrease) in net assets resulting from operations	$(1,151,202)	$8,233,384	$(4,398,754)	$(10,300,413)	$(3,726,986)	$9,696,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P		Invesco			Invesco S&P
500® High	Invesco S&P	S&P 500	Invesco S&P	Invesco S&P	SmallCap High	Invesco S&P	Invesco S&P
Dividend Low	500® Low	Minimum	500	MidCap Low	Dividend Low	SmallCap Low	SmallCap
Volatility	Volatility	Variance	Momentum	Volatility	Volatility ETF	Volatility	Quality
ETF (SPHD)	ETF (SPLV)	ETF (SPMV)	ETF (SPMO)	ETF (XMLV)	(XSHD)	ETF (XSLV)	ETF (XSHQ)

$132,921,384	$279,471,532	$53,132	$964,032	$71,158,739	$853,141	$51,241,319	$82,811
25,630	41,571	66	481	28,401	72,015	1,667,450	80
20,184	1,145	3	1,876	105,759	28,881	52,254	638
-	-	-	-	-	-	(11,005)	(16)

132,967,198	279,514,248	53,201	966,389	71,292,899	954,037	52,950,018	83,513

9,237,538	27,081,977	2,405	78,216	7,485,690	64,256	4,729,998	14,574

(4,433)	(7,130)	(10)	(72)	(4,625)	(40)	(3,038)	(12)

9,233,105	27,074,847	2,395	78,144	7,481,065	64,216	4,726,960	14,562

123,734,093	252,439,401	50,806	888,245	63,811,834	889,821	48,223,058	68,951

(466,509,556)	(1,453,783,796)	(34,850)	(3,259,399)	(571,632,213)	(5,642,119)	(571,310,643)	(316,034)
(7,205)	(164)	-	(30)	(3,472)	(518,734)	(21,078,320)	14
24,398,377	1,065,228,773	533,992	2,601,217	89,815,727	1,280,311	(197,675)	952,284
-	-	-	-	-	25,605	(3,212,883)	-

(442,118,384)	(388,555,187)	499,142	(658,212)	(481,819,958)	(4,854,937)	(595,799,521)	636,264

(130,835,551)	(409,441,163)	129,404	12,697,783	(138,578,399)	954,774	(45,554,929)	380,456
(1)	-	-	-	(1)	31,316	1,012,250	-

(130,835,552)	(409,441,163)	129,404	12,697,783	(138,578,400)	986,090	(44,542,679)	380,456

(572,953,936)	(797,996,350)	628,546	12,039,571	(620,398,358)	(3,868,847)	(640,342,200)	1,016,720

$(449,219,843)	$(545,556,949)	$679,352	$12,927,816	$(556,586,524)	$(2,979,026)	$(592,119,142)	$1,085,671

83

Statements of Changes in Net Assets

For the years ended August 31, 2020 and 2019

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)		Invesco Russell 1000 Equal Weight ETF (EQAL)
	2020	2019	2020	2019
Operations:
Net investment income	$176,625	$1,110,244	$9,620,881	$8,349,649
Net realized gain (loss)	(1,712,555)	(5,167,794)	(30,545,682)	12,702,382
Change in net unrealized appreciation (depreciation)	384,728	(10,714,361)	29,158,185	(49,208,648)

Net increase (decrease) in net assets resulting from operations	(1,151,202)	(14,771,911)	8,233,384	(28,156,617)

Distributions to Shareholders from:
Distributable earnings.	(210,847)	(1,520,785)	(10,587,171)	(7,723,638)

Shareholder Transactions:
Proceeds from shares sold	1,512,476	11,278,350	91,719,158	337,112,809
Value of shares repurchased.	(15,435,876)	(122,461,818)	(174,958,378)	(214,854,299)

Net increase (decrease) in net assets resulting from share transactions	(13,923,400)	(111,183,468)	(83,239,220)	122,258,510

Net increase (decrease) in net assets	(15,285,449)	(127,476,164)	(85,593,007)	86,378,255

Net assets:
Beginning of year	18,023,375	145,499,539	560,932,217	474,553,962

End of year	$2,737,926	$18,023,375	$475,339,210	$560,932,217

Changes in Shares Outstanding:
Shares sold	50,000	450,000	2,800,000	10,900,000
Shares repurchased	(600,000)	(4,850,000)	(6,400,000)	(7,350,000)
Shares outstanding, beginning of year	650,001	5,050,001	17,800,001	14,250,001

Shares outstanding, end of year	100,001	650,001	14,200,001	17,800,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)		Invesco S&P 500 Enhanced Value ETF (SPVU)		Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)		Invesco S&P 500® High Beta ETF (SPHB)
2020	2019	2020	2019	2020	2019	2020	2019

$926,404	$2,760,307	$2,265,169	$974,615	$2,227,356	$2,532,358	$2,978,620	$1,820,802
1,766,357	6,108,250	(1,503,071)	(178,528)	(865,052)	11,136,372	(1,813,413)	(5,696,249)
(7,091,515)	(5,831,764)	(11,062,511)	(3,705,995)	(5,089,290)	(478,006)	8,531,706	(14,981,810)

(4,398,754)	3,036,793	(10,300,413)	(2,909,908)	(3,726,986)	13,190,724	9,696,913	(18,857,257)

(1,429,929)	(2,991,612)	(2,147,572)	(780,361)	(2,309,005)	(2,615,963)	(2,778,271)	(1,882,965)

10,405,627	68,942,101	61,215,380	58,629,846	73,762,467	118,524,306	449,772,568	511,841,105
(105,866,613)	(122,579,609)	(39,885,462)	(21,775,533)	(165,381,578)	(108,630,536)	(416,509,169)	(572,041,756)

(95,460,986)	(53,637,508)	21,329,918	36,854,313	(91,619,111)	9,893,770	33,263,399	(60,200,651)

(101,289,669)	(53,592,327)	8,881,933	33,164,044	(97,655,102)	20,468,531	40,182,041	(80,940,873)

111,185,472	164,777,799	60,159,617	26,995,573	166,657,484	146,188,953	90,993,031	171,933,904

$9,895,803	$111,185,472	$69,041,550	$60,159,617	$69,002,382	$166,657,484	$131,175,072	$90,993,031

300,000	2,250,000	1,900,000	1,700,000	1,900,000	3,250,000	11,250,000	12,350,000
(3,350,000)	(3,850,000)	(1,300,000)	(650,000)	(4,450,000)	(3,000,000)	(10,500,000)	(13,900,000)
3,350,001	4,950,001	1,800,001	750,001	4,300,001	4,050,001	2,250,000	3,800,000

300,001	3,350,001	2,400,001	1,800,001	1,750,001	4,300,001	3,000,000	2,250,000

85

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)		Invesco S&P 500® Low Volatility ETF (SPLV)
	2020	2019	2020	2019
Operations:
Net investment income	$123,734,093	$117,254,030	$252,439,401	$214,746,320
Net realized gain (loss)	(442,118,384)	24,150,196	(388,555,187)	671,511,722
Change in net unrealized appreciation (depreciation)	(130,835,552)	(102,384,419)	(409,441,163)	741,634,019

Net increase (decrease) in net assets resulting from operations	(449,219,843)	39,019,807	(545,556,949)	1,627,892,061

Distributions to Shareholders from:
Distributable earnings	(148,884,394)	(125,050,260)	(261,808,889)	(212,616,965)

Shareholder Transactions:
Proceeds from shares sold	1,047,961,731	1,743,813,300	6,809,880,526	8,792,834,411
Value of shares repurchased	(1,307,303,319)	(1,010,466,400)	(9,117,426,455)	(5,240,593,236)

Net increase (decrease) in net assets resulting from share transactions	(259,341,588)	733,346,900	(2,307,545,929)	3,552,241,175

Net increase (decrease) in net assets	(857,445,825)	647,316,447	(3,114,911,767)	4,967,516,271

Net assets:
Beginning of year	3,304,184,712	2,656,868,265	12,348,878,700	7,381,362,429

End of year	$2,446,738,887	$3,304,184,712	$9,233,966,933	$12,348,878,700

Changes in Shares Outstanding:
Shares sold	25,500,000	42,100,000	119,950,000	170,200,000
Shares repurchased	(35,300,000)	(24,300,000)	(168,700,000)	(100,900,000)
Shares outstanding, beginning of year	81,550,000	63,750,000	217,600,000	148,300,000

Shares outstanding, end of year	71,750,000	81,550,000	168,850,000	217,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P 500 Minimum Variance ETF (SPMV)		Invesco S&P 500 Momentum ETF (SPMO)		Invesco S&P MidCap Low Volatility ETF (XMLV)		Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
2020	2019	2020	2019	2020	2019	2020	2019

$50,806	$23,008	$888,245	$738,478	$63,811,834	$50,428,045	$889,821	$798,528
499,142	38,936	(658,212)	3,031,208	(481,819,958)	79,422,534	(4,854,937)	(113,041)
129,404	43,428	12,697,783	(546,724)	(138,578,400)	109,821,075	986,090	(2,057,901)

679,352	105,372	12,927,816	3,222,962	(556,586,524)	239,671,654	(2,979,026)	(1,372,414)

(76,277)	(53,840)	(931,171)	(623,934)	(83,397,290)	(42,226,033)	(1,357,406)	(927,458)

5,819,406	-	52,017,847	97,162,753	1,173,463,453	2,258,903,703	15,374,655	25,912,303
(3,086,540)	-	(65,195,002)	(74,791,195)	(1,722,512,968)	(668,254,758)	(13,747,174)	(12,162,724)

2,732,866	-	(13,177,155)	22,371,558	(549,049,515)	1,590,648,945	1,627,481	13,749,579

3,335,941	51,532	(1,180,510)	24,970,586	(1,189,033,329)	1,788,094,566	(2,708,951)	11,449,707

1,511,193	1,459,661	75,052,564	50,081,978	3,231,735,536	1,443,640,970	23,535,926	12,086,219

$4,847,134	$1,511,193	$73,872,054	$75,052,564	$2,042,702,207	$3,231,735,536	$20,826,975	$23,535,926

200,000	-	1,250,000	2,550,000	22,200,000	46,300,000	800,000	1,100,000
(100,000)	-	(1,650,000)	(1,950,000)	(37,700,000)	(13,450,000)	(600,000)	(500,000)
50,001	50,001	1,850,001	1,250,001	62,300,000	29,450,000	1,050,001	450,001

150,001	50,001	1,450,001	1,850,001	46,800,000	62,300,000	1,250,001	1,050,001

87

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2020 and 2019

	Invesco S&P SmallCap Low Volatility ETF (XSLV)		Invesco S&P SmallCap Quality ETF (XSHQ)
	2020	2019	2020	2019
Operations:
Net investment income	$48,223,058	$43,430,842	$68,951	$176,663
Net realized gain (loss)	(595,799,521)	1,513,917	636,264	(4,399,622)
Change in net unrealized appreciation (depreciation)	(44,542,679)	(89,022,647)	380,456	(3,277,772)

Net increase (decrease) in net assets resulting from operations	(592,119,142)	(44,077,888)	1,085,671	(7,500,731)

Distributions to Shareholders from:
Distributable earnings	(61,636,699)	(43,490,857)	(57,762)	(246,833)

Shareholder Transactions:
Proceeds from shares sold	1,151,033,302	1,001,558,929	7,300,521	10,090,242
Value of shares repurchased	(928,774,382)	(301,743,868)	(8,245,185)	(41,307,141)

Net increase (decrease) in net assets resulting from share transactions	222,258,920	699,815,061	(944,664)	(31,216,899)

Net increase (decrease) in net assets	(431,496,921)	612,246,316	83,245	(38,964,463)

Net assets:
Beginning of year	2,045,602,054	1,433,355,738	3,959,804	42,924,267

End of year	$1,614,105,133	$2,045,602,054	$4,043,049	$3,959,804

Changes in Shares Outstanding:
Shares sold	27,800,000	21,300,000	300,000	350,000
Shares repurchased	(25,000,000)	(6,350,000)	(300,000)	(1,550,000)
Shares outstanding, beginning of year	43,000,000	28,050,000	150,001	1,350,001

Shares outstanding, end of year	45,800,000	43,000,000	150,001	150,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

	Years Ended August 31,			Ten Months Ended August 31,		For the Period July 11, 2017(a) Through October 31,
	2020	2019		2018		2017

Per Share Operating Performance:
Net asset value at beginning of period	$27.73	$28.81		$26.39		$24.98

Net investment income(b)	0.53	0.45		0.39		0.11
Net realized and unrealized gain (loss) on investments	(0.15)	(0.91)		2.34		1.35

Total from investment operations	0.38	(0.46)		2.73		1.46

Distributions to shareholders from:
Net investment income	(0.73)	(0.62)		(0.31)		(0.05)

Net asset value at end of period	$27.38	$27.73		$28.81		$26.39

Market price at end of period(c)	$27.40	$27.71		$28.83		$26.43

Net Asset Value Total Return(d)	1.72%	(1.34)%		10.38%		5.84	%(e)
Market Price Total Return(d)	1.88%	(1.49)%		10.29%		6.00	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,738	$18,023		$145,500		$67,301
Ratio to average net assets of:
Expenses	0.29%	0.30	%(f)	0.29	%(g)	0.29	%(g)
Net investment income	1.85%	1.63	%(f)	1.69	%(g)	1.35	%(g)
Portfolio turnover rate(h)	28%	23%		34%		2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights–(continued)

Invesco Russell 1000 Equal Weight ETF (EQAL)

							For the Period December 22, 2014(a) Through October 31,

			Ten Months Ended August 31,
	Years Ended August 31,				Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$31.51	$33.30	$29.90		$25.38	$24.44	$25.05

Net investment income(b)	0.61	0.53	0.41		0.42	0.41	0.32
Net realized and unrealized gain (loss) on investments	2.01	(1.84)	3.31		4.50	0.95	(0.71)

Total from investment operations	2.62	(1.31)	3.72		4.92	1.36	(0.39)

Distributions to shareholders from:
Net investment income	(0.66)	(0.48)	(0.32)		(0.40)	(0.42)	(0.22)

Net asset value at end of period	$33.47	$31.51	$33.30		$29.90	$25.38	$24.44

Market price at end of period(c)	$33.52	$31.51	$33.31		$29.91	$25.41	$24.48

Net Asset Value Total Return(d)	8.71%	(3.88)%	12.50%		19.48%	5.67%	(1.58	)%(e)
Market Price Total Return(d)	8.87%	(3.91)%	12.49%		19.38%	5.62%	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$475,339	$560,932	$474,554		$315,495	$115,484	$149,084
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20	%(f)	0.20%	0.20%	0.20	%(f)
Net investment income	1.95%	1.67%	1.57	%(f)	1.48%	1.70%	1.49	%(f)
Portfolio turnover rate(g)	29%	27%	19%		29%	31%	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the Exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

							For the Period November 2, 2015(a) Through October 31,

				Ten Months Ended August 31,
	Years Ended August 31,					Years Ended October 31,
	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.19	$33.29		$29.81		$25.93	$25.31

Net investment income(b)	0.59	0.58		0.42		0.45	0.42
Net realized and unrealized gain (loss) on investments	0.01	(0.07)		3.44		3.83	0.53

Total from investment operations	0.60	0.51		3.86		4.28	0.95

Distributions to shareholders from:
Net investment income	(0.80)	(0.61)		(0.38)		(0.40)	(0.33)

Net asset value at end of period	$32.99	$33.19		$33.29		$29.81	$25.93

Market price at end of period(c)	$33.06	$33.19		$33.29		$29.81	$25.95

Net Asset Value Total Return(d)	2.08%	1.69%		13.04%		16.60%	3.78	%(e)
Market Price Total Return(d)	2.30%	1.69%		13.04%		16.51%	3.86	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,896	$111,185		$164,778		$153,515	$138,704
Ratio to average net assets of:
Expenses	0.35%	0.36	%(f)	0.35	%(g)	0.35%	0.35	%(g)
Net investment income	1.76%	1.82	%(f)	1.63	%(g)	1.60%	1.66	%(g)
Portfolio turnover rate(h)	33%	53%		91%		40%	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the Exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco S&P 500 Enhanced Value ETF (SPVU)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,		For the Period October 6, 2015(a) Through October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$33.42	$35.99		$33.08		$26.44	$25.78	$25.04

Net investment income(b)	0.99	0.93		0.68		0.57	0.63	0.01
Net realized and unrealized gain (loss) on investments	(4.69)	(2.67)		3.12		6.44	0.38	0.73

Total from investment operations	(3.70)	(1.74)		3.80		7.01	1.01	0.74

Distributions to shareholders from:
Net investment income	(0.95)	(0.83)		(0.89)		(0.37)	(0.35)	-

Net asset value at end of period	$28.77	$33.42		$35.99		$33.08	$26.44	$25.78

Market price at end of period(c)	$28.82	$33.45		$36.01		$33.10	$26.45	$25.83

Net Asset Value Total Return(d)	(11.04)%	(4.79)%		11.61%		26.58%	4.03%	2.96	%(e)
Market Price Total Return(d)	(10.97)%	(4.76)%		11.60%		26.61%	3.86%	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$69,042	$60,160		$26,996		$51,275	$1,322	$2,578
Ratio to average net assets of:
Expenses	0.13%	0.15	%(f)	0.16	%(g)	0.25%	0.25%	0.25	%(g)
Net investment income	3.14%	2.72	%(f)	2.35	%(g)	1.81%	2.53%	0.63	%(g)
Portfolio turnover rate(h)	39%	54%		34%		36%	42%	0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the Exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights–(continued)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,		For the Period April 6, 2015(a) Through October 31,
	2020	2019		2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$38.76	$36.10		$32.38		$26.74	$25.36	$25.14

Net investment income(b)	0.72	0.63		0.43		0.51	0.44	0.23
Net realized and unrealized gain on investments	0.71	2.68		3.73		5.62	1.39	0.18

Total from investment operations	1.43	3.31		4.16		6.13	1.83	0.41

Distributions to shareholders from:
Net investment income	(0.76)	(0.65)		(0.44)		(0.49)	(0.45)	(0.19)
Return of capital	-	-		-		-	-	(0.00	)(c)

Total distributions	(0.76)	(0.65)		(0.44)		(0.49)	(0.45)	(0.19)

Net asset value at end of period	$39.43	$38.76		$36.10		$32.38	$26.74	$25.36

Market price at end of period(d)	$39.49	$38.77		$36.11		$32.38	$26.75	$25.42

Net Asset Value Total Return(e)	3.86%	9.35%		12.92%		23.11%	7.29%	1.62	%(f)
Market Price Total Return(e)	3.99%	9.35%		12.96%		23.06%	7.08%	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$69,002	$166,657		$146,189		$131,153	$164,423	$107,785
Ratio to average net assets of:
Expenses	0.25%	0.26	%(g)	0.25	%(h)	0.25%	0.25%	0.25	%(h)
Net investment income	1.87%	1.74	%(g)	1.52	%(h)	1.75%	1.65%	1.65	%(h)
Portfolio turnover rate(i)	84%	62%		68%		61%	52%	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the Exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights–(continued)

Invesco S&P 500® High Beta ETF (SPHB)

	Years Ended August 31,			Ten Months Ended August 31, 2018		Years Ended October 31,
	2020		2019			2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$40.44		$45.25	$40.12		$32.29	$31.38	$34.04

Net investment income(a)	0.99	(b)	0.44	0.51		0.44	0.39	0.37
Net realized and unrealized gain (loss) on investments	3.25		(4.67)	5.15		8.01	0.84	(2.58)

Total from investment operations.	4.24		(4.23)	5.66		8.45	1.23	(2.21)

Distributions to shareholders from:
Net investment income	(0.95)		(0.58)	(0.53)		(0.62)	(0.32)	(0.45)

Net asset value at end of period	$43.73		$40.44	$45.25		$40.12	$32.29	$31.38

Market price at end of period(c)	$43.83		$40.46	$45.28		$40.12	$32.32	$31.42

Net Asset Value Total Return(d)	11.38%		(9.32)%	14.14%		26.32%	4.02%	(6.56)%
Market Price Total Return(d)	11.59%		(9.33)%	14.22%		26.20%	3.98%	(6.47)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$131,175		$90,993	$171,934		$359,072	$489,204	$80,025
Ratio to average net assets of:
Expenses	0.25%		0.25%	0.25	%(e)	0.25%	0.25%	0.25%
Net investment income	2.39	%(b)	1.07%	1.42	%(e)	1.18%	1.28%	1.09%
Portfolio turnover rate(f)	113%		69%	76%		80%	55%	90%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.79 and 1.91%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights–(continued)

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$40.52	$41.68	$41.24		$37.69	$33.22	$32.14

Net investment income(a)	1.53	1.64	1.35		1.33	1.29	1.10
Net realized and unrealized gain (loss) on investments	(6.10)	(1.06)	0.45		3.68	4.51	1.13

Total from investment operations	(4.57)	0.58	1.80		5.01	5.80	2.23

Distributions to shareholders from:
Net investment income	(1.85)	(1.74)	(1.36)		(1.46)	(1.33)	(1.15)

Net asset value at end of period	$34.10	$40.52	$41.68		$41.24	$37.69	$33.22

Market price at end of period(b)	$34.16	$40.55	$41.68		$41.25	$37.72	$33.27

Net Asset Value Total Return(c)	(11.46)%	1.42%	4.48%		13.48%	17.75%	7.07%
Market Price Total Return(c)	(11.37)%	1.49%	4.45%		13.42%	17.66%	7.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,446,739	$3,304,185	$2,656,868		$2,973,601	$2,623,431	$538,180
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30	%(d)	0.30%	0.30%	0.30%
Net investment income	4.02%	3.97%	3.95	%(d)	3.31%	3.48%	3.38%
Portfolio turnover rate(e)	76%	43%	46%		56%	50%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights–(continued)

Invesco S&P 500® Low Volatility ETF (SPLV)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$56.75	$49.77	$46.56		$40.47	$38.34	$36.60

Net investment income(a)	1.27	1.16	0.81		0.95	0.81	0.85
Net realized and unrealized gain (loss) on investments	(2.01)	6.96	3.23		6.09	2.16	1.78

Total from investment operations	(0.74)	8.12	4.04		7.04	2.97	2.63

Distributions to shareholders from:
Net investment income	(1.32)	(1.14)	(0.83)		(0.95)	(0.84)	(0.89)

Net asset value at end of period	$54.69	$56.75	$49.77		$46.56	$40.47	$38.34

Market price at end of period(b)	$54.77	$56.77	$49.78		$46.57	$40.50	$38.40

Net Asset Value Total Return(c)	(1.19)%	16.57%	8.77%		17.57%	7.80%	7.28%
Market Price Total Return(c)	(1.08)%	16.59%	8.76%		17.51%	7.72%	7.39%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,233,967	$12,348,879	$7,381,362		$7,140,364	$6,451,015	$5,051,233
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(d)	0.25%	0.25%	0.25%
Net investment income	2.33%	2.24%	2.06	%(d)	2.18%	2.02%	2.26%
Portfolio turnover rate(e)	86%	51%	68%		49%	53%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights–(continued)

Invesco S&P 500 Minimum Variance ETF (SPMV)

						For the Period
						July 11, 2017(a)
				Ten Months Ended		Through
	Years Ended August 31,			August 31,		October 31,
	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$30.22	$29.19		$26.29		$24.92

Net investment income(b)	0.63	0.46		0.47		0.15
Net realized and unrealized gain on investments	2.57	1.65		3.04		1.30

Total from investment operations	3.20	2.11		3.51		1.45

Distributions to shareholders from:
Net investment income	(0.58)	(0.55)		(0.61)		(0.08)
Net realized gains	(0.53)	(0.53)		-		-

Total distributions	(1.11)	(1.08)		(0.61)		(0.08)

Net asset value at end of period	$32.31	$30.22		$29.19		$26.29

Market price at end of period(c)	$32.39	$30.24		$29.19		$26.30

Net Asset Value Total Return(d)	11.02%	7.86%		13.50%		5.81	%(e)
Market Price Total Return(d)	11.22%	7.94%		13.45%		5.85	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,847	$1,511		$1,460		$2,629
Ratio to average net assets of:
Expenses	0.10%	0.58	%(f)	0.13	%(g)	0.13	%(g)
Net investment income	2.11%	1.62	%(f)	2.08	%(g)	1.97	%(g)
Portfolio turnover rate(h)	20%	34%		30%		14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.48%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights–(continued)

Invesco S&P 500 Momentum ETF (SPMO)

	Years Ended August 31,			Ten Months Ended August 31, 2018		Years Ended October 31,		For the Period October 6, 2015(a) Through October 31,
	2020	2019				2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$40.57	$40.07		$33.26		$26.56	$26.06	$24.65

Net investment income(b)	0.62	0.51		0.34		0.46	0.41	0.01
Net realized and unrealized gain on investments	10.42	0.46		6.67		6.72	0.44	1.40

Total from investment operations	11.04	0.97		7.01		7.18	0.85	1.41

Distributions to shareholders from:
Net investment income	(0.66)	(0.47)		(0.20)		(0.48)	(0.35)	-

Net asset value at end of period	$50.95	$40.57		$40.07		$33.26	$26.56	$26.06

Market price at end of period(c)	$51.10	$40.59		$40.08		$33.23	$26.58	$26.12

Net Asset Value Total Return(d)	27.77%	2.52%		21.12%		27.35%	3.28%	5.72	%(e)
Market Price Total Return(d)	28.08%	2.55%		21.26%		27.14%	3.12%	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$73,872	$75,053		$50,082		$1,663	$1,328	$2,606
Ratio to average net assets of:
Expenses	0.13%	0.14	%(f)	0.13	%(g)	0.25%	0.25%	0.25	%(g)
Net investment income	1.48%	1.32	%(f)	1.10	%(g)	1.61%	1.60%	0.69	%(g)
Portfolio turnover rate(h)	90%	83%		41%		140%	105%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the Exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco S&P MidCap Low Volatility ETF (XMLV)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$51.87	$49.02	$45.02		$38.21	$34.38	$31.82

Net investment income(a)	1.02	1.09	0.96		0.69	0.69	0.66
Net realized and unrealized gain (loss) on investments	(7.93)	2.72	3.92		6.80	3.72	2.55

Total from investment operations	(6.91)	3.81	4.88		7.49	4.41	3.21

Distributions to shareholders from:
Net investment income	(1.31)	(0.96)	(0.88)		(0.68)	(0.58)	(0.65)

Net asset value at end of period	$43.65	$51.87	$49.02		$45.02	$38.21	$34.38

Market price at end of period(b)	$43.70	$51.88	$49.04		$45.02	$38.23	$34.42

Net Asset Value Total Return(c)	(13.26)%	7.99%	11.00%		19.76%	12.96%	10.18%
Market Price Total Return(c)	(13.17)%	7.97%	11.04%		19.69%	12.89%	10.30%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,042,702	$3,231,736	$1,443,641		$1,195,218	$682,094	$106,565
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(d)	0.25%	0.25%	0.25%
Net investment income	2.13%	2.21%	2.52	%(d)	1.64%	1.86%	1.97%
Portfolio turnover rate(e)	84%	61%	50%		57%	51%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

	Years Ended August 31,			Ten Months Ended August 31,		For the Period November 29, 2016(a) Through October 31,
	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.42	$26.86		$25.13		$25.02

Net investment income(b)	0.82	1.02		0.78		0.81
Net realized and unrealized gain (loss) on investments	(5.31)	(4.28)		1.98		0.24

Total from investment operations	(4.49)	(3.26)		2.76		1.05

Distributions to shareholders from:
Net investment income	(1.27)	(1.18)		(1.03)		(0.94)

Net asset value at end of period	$16.66	$22.42		$26.86		$25.13

Market price at end of period(c)	$16.69	$22.35		$26.85		$25.15

Net Asset Value Total Return(d)	(20.41)%	(12.29)%		11.39%		4.31	%(e)
Market Price Total Return(d)	(20.01)%	(12.52)%		11.26%		4.39	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,827	$23,536		$12,086		$7,538
Ratio to average net assets of:
Expenses	0.30%	0.34	%(f)	0.30	%(g)	0.30	%(g)
Net investment income	4.15%	4.29	%(f)	3.74	%(g)	3.58	%(g)
Portfolio turnover rate(h)	83%	67%		61%		86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the Exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco S&P SmallCap Low Volatility ETF (XSLV)

	Years Ended August 31,		Ten Months Ended August 31,		Years Ended October 31,
	2020	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$47.57	$51.10	$46.43		$37.90	$34.30	$32.93

Net investment income(a)	1.08	1.24	0.87		0.97	0.78	0.77
Net realized and unrealized gain (loss) on investments	(12.05)	(3.46)	4.55		8.46	3.58	1.38

Total from investment operations	(10.97)	(2.22)	5.42		9.43	4.36	2.15

Distributions to shareholders from:
Net investment income	(1.36)	(1.31)	(0.75)		(0.90)	(0.76)	(0.78)

Net asset value at end of period	$35.24	$47.57	$51.10		$46.43	$37.90	$34.30

Market price at end of period(b)	$35.30	$47.59	$51.10		$46.47	$37.93	$34.30

Net Asset Value Total Return(c)	(23.22)%	(4.17)%	11.81%		25.05%	12.90%	6.63%
Market Price Total Return(c)	(23.12)%	(4.14)%	11.71%		25.06%	12.99%	6.70%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,614,105	$2,045,602	$1,433,356		$1,079,472	$651,821	$126,926
Ratio to average net assets of:
Expenses.	0.25%	0.25%	0.25	%(d)	0.25%	0.25%	0.25	%(e)
Net investment income	2.55%	2.62%	2.24	%(d)	2.25%	2.15%	2.33%
Portfolio turnover rate(f)	103%	56%	66%		59%	48%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco S&P SmallCap Quality ETF (XSHQ)

						For the Period April 3, 2017(a)
	Years Ended August 31,			Ten Months Ended August 31,		Through October 31,
	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.40	$31.80		$26.11		$24.54

Net investment income(b)	0.36	0.35		0.26		0.16
Net realized and unrealized gain (loss) on investments.	0.54	(5.41)		5.65		1.51

Total from investment operations	0.90	(5.06)		5.91		1.67

Distributions to shareholders from:
Net investment income	(0.35)	(0.34)		(0.22)		(0.10)
Net realized gains	-	(0.00	)(c)	-		-

Total distributions	(0.35)	(0.34)		(0.22)		(0.10)

Net asset value at end of period	$26.95	$26.40		$31.80		$26.11

Market price at end of period(d)	$26.99	$26.39		$31.81		$26.14

Net Asset Value Total Return(e)	3.61%	(15.88)%		22.75%		6.81	%(f)
Market Price Total Return(e)	3.80%	(15.94)%		22.65%		6.93	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,043	$3,960		$42,924		$1,305
Ratio to average net assets of:
Expenses	0.29%	0.34	%(g)	0.29	%(h)	0.29	%(h)
Net investment income	1.37%	1.23	%(g)	1.06	%(h)	1.11	%(h)
Portfolio turnover rate(i)	107%	52%		23%		65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	“Russell 1000 Enhanced Equal Weight ETF”

Invesco Russell 1000 Equal Weight ETF (EQAL)	“Russell 1000 Equal Weight ETF”

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	“Russell 1000 Low Beta Equal Weight ETF”

Invesco S&P 500 Enhanced Value ETF (SPVU)	“S&P 500 Enhanced Value ETF”

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility ETF”

Invesco S&P 500® High Beta ETF (SPHB)	“S&P 500® High Beta ETF”

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	“S&P 500® High Dividend Low Volatility ETF”

Invesco S&P 500® Low Volatility ETF (SPLV)	“S&P 500® Low Volatility ETF”

Invesco S&P 500 Minimum Variance ETF (SPMV)	“S&P 500 Minimum Variance ETF”

Invesco S&P 500 Momentum ETF (SPMO)	“S&P 500 Momentum ETF”

Invesco S&P MidCap Low Volatility ETF (XMLV)	“S&P MidCap Low Volatility ETF”

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	“S&P SmallCap High Dividend Low Volatility ETF”

Invesco S&P SmallCap Low Volatility ETF (XSLV)	“S&P SmallCap Low Volatility ETF”

Invesco S&P SmallCap Quality ETF (XSHQ)	“S&P SmallCap Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Russell 1000 Low Beta Equal Weight ETF, which is listed and traded on The Nasdaq Stock Market and Shares of Russell 1000 Enhanced Equal Weight ETF, S&P 500 Minimum Variance ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index

Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index

S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500® Low Volatility Rate Response Index

S&P 500® High Beta ETF	S&P 500® High Beta Index

S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index

S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index

S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index

S&P 500 Momentum ETF	S&P 500® Momentum Index

S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index

S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index

S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index

S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

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NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity

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to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.  Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum

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are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. S&P 500 Momentum ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Real Estate Securities Risk. Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other

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criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be

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temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Russell 1000 Enhanced Equal Weight ETF	0.29%

Russell 1000 Equal Weight ETF	0.20%

Russell 1000 Low Beta Equal Weight ETF	0.35%

S&P 500 Enhanced Value ETF	0.13%

S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

S&P 500® High Beta ETF	0.25%

S&P 500® High Dividend Low Volatility ETF	0.30%

S&P 500® Low Volatility ETF	0.25%

S&P 500 Minimum Variance ETF	0.10%

S&P 500 Momentum ETF	0.13%

S&P MidCap Low Volatility ETF	0.25%

S&P SmallCap High Dividend Low Volatility ETF	0.30%

S&P SmallCap Low Volatility ETF	0.25%

S&P SmallCap Quality ETF	0.29%

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Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

Russell 1000 Enhanced Equal Weight ETF	$18

Russell 1000 Equal Weight ETF	475

Russell 1000 Low Beta Equal Weight ETF	89

S&P 500 Enhanced Value ETF	109

S&P 500® ex-Rate Sensitive Low Volatility ETF	107

S&P 500® High Beta ETF	179
S&P 500® High Dividend Low Volatility ETF	4,433

S&P 500® Low Volatility ETF	7,130

S&P 500 Minimum Variance ETF	10

S&P 500 Momentum ETF	72

S&P MidCap Low Volatility ETF	4,625

S&P SmallCap High Dividend Low Volatility ETF	40

S&P SmallCap Low Volatility ETF	3,038

S&P SmallCap Quality ETF	12

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Russell 1000 Enhanced Equal Weight ETF	Frank Russell Company

Russell 1000 Equal Weight ETF	Frank Russell Company

Russell 1000 Low Beta Equal Weight ETF	Frank Russell Company

S&P 500 Enhanced Value ETF	S&P Dow Jones Indices LLC

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® High Beta ETF	S&P Dow Jones Indices LLC

S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC

S&P 500 Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

109

For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

Russell 1000 Enhanced Equal Weight ETF	$248
Russell 1000 Equal Weight ETF	25,410
Russell 1000 Low Beta Equal Weight ETF	5,877
S&P 500 Enhanced Value ETF	6,860
S&P 500® ex-Rate Sensitive Low Volatility ETF	15,716
S&P 500® High Beta ETF	30,345
S&P 500® High Dividend Low Volatility ETF	50,486
S&P 500® Low Volatility ETF	90,772
S&P 500 Minimum Variance ETF	17
S&P 500 Momentum ETF	5,306
S&P MidCap Low Volatility ETF	11,221
S&P SmallCap High Dividend Low Volatility ETF	2,521
S&P SmallCap Low Volatility ETF	27,864
S&P SmallCap Quality ETF	1,826

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P 500 Enhanced Value ETF	$-	$11,158	$(44,341)
S&P 500® ex-Rate Sensitive Low Volatility ETF	2,836,262	1,825,268	15,664
S&P 500® High Beta ETF	297,424	98,479	(21,703)
S&P 500® High Dividend Low Volatility ETF	119,787,157	19,418,033	(3,764,930)
S&P 500® Low Volatility ETF	1,290,356	2,836,262	(590,929)
S&P MidCap Low Volatility ETF	37,381	33,424,513	(507,095)
S&P SmallCap High Dividend Low Volatility ETF	33,129	17,808	(535)
S&P SmallCap Low Volatility ETF	208,736	157,385	(11,138)
S&P SmallCap Quality ETF	-	21,553	9,483

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

110

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of August 31, 2020, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Russell 1000 Enhanced Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,734,013	$-	$-	$2,734,013
Money Market Funds	210	55,834	-	56,044
Total Investments	$2,734,223	$55,834	$-	$2,790,057
Russell 1000 Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$474,736,964	$-	$-	$474,736,964
Money Market Funds	-	9,546,558	-	9,546,558
Total Investments	$474,736,964	$9,546,558	$-	$484,283,522
Russell 1000 Low Beta Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$9,886,376	$-	$-	$9,886,376
Money Market Funds	-	54,731	-	54,731
Total Investments	$9,886,376	$54,731	$-	$9,941,107
S&P 500® ex-Rate Sensitive Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$68,971,653	$-	$-	$68,971,653
Money Market Funds	-	34,258	-	34,258
Total Investments	$68,971,653	$34,258	$-	$69,005,911
S&P 500® High Beta ETF
Investments in Securities
Common Stocks & Other Equity Interests	$130,937,576	$-	$-	$130,937,576
Money Market Funds	-	3,790,528	-	3,790,528
Total Investments	$130,937,576	$3,790,528	$-	$134,728,104
S&P 500® High Dividend Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,443,706,519	$-	$-	$2,443,706,519
Money Market Funds	-	66,844,995	-	66,844,995
Total Investments	$2,443,706,519	$66,844,995	$-	$2,510,551,514
S&P MidCap Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,041,024,243	$-	$-	$2,041,024,243
Money Market Funds	485,395	38,359,002	-	38,844,397
Total Investments	$2,041,509,638	$38,359,002	$-	$2,079,868,640
S&P SmallCap High Dividend Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$20,813,834	$-	$-	$20,813,834
Money Market Funds	-	737,832	-	737,832
Total Investments	$20,813,834	$737,832	$-	$21,551,666

111

	Level 1	Level 2	Level 3	Total
S&P SmallCap Low Volatility ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,613,056,832	$-	$-	$1,613,056,832
Money Market Funds	-	13,913,848	-	13,913,848
Total Investments	$1,613,056,832	$13,913,848	$-	$1,626,970,680
S&P SmallCap Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$4,042,576	$-	$-	$4,042,576
Money Market Funds	445	65,257	-	65,702
Total Investments	$4,043,021	$65,257	$-	$4,108,278

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2020 and 2019:

	2020		2019
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Russell 1000 Enhanced Equal Weight ETF	$210,847	$ -	$1,520,785	$ -
Russell 1000 Equal Weight ETF	10,587,171	-	7,723,638	-
Russell 1000 Low Beta Equal Weight ETF	1,429,929	-	2,991,612	-
S&P 500 Enhanced Value ETF	2,147,572	-	780,361	-
S&P 500® ex-Rate Sensitive Low Volatility ETF	2,309,005	-	2,615,963	-
S&P 500® High Beta ETF	2,778,271	-	1,882,965	-
S&P 500® High Dividend Low Volatility ETF	148,884,394	-	125,050,260	-
S&P 500® Low Volatility ETF	261,808,889	-	212,616,965	-
S&P 500 Minimum Variance ETF	53,897	22,380	30,598	23,242
S&P 500 Momentum ETF	931,171	-	623,934	-
S&P MidCap Low Volatility ETF	83,397,290	-	42,226,033	-
S&P SmallCap High Dividend Low Volatility ETF	1,357,406	-	927,458	-
S&P SmallCap Low Volatility ETF	61,636,699	-	43,490,857	-
S&P SmallCap Quality ETF	57,762	-	246,833	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals	Shares of Beneficial Interest	Total Net Assets
Russell 1000 Enhanced Equal Weight ETF	$29,281	$51,047	$(5,672,715)	$-	$8,330,313	$2,737,926
Russell 1000 Equal Weight ETF	1,416,401	7,962,305	(63,188,900)	-	529,149,404	475,339,210
Russell 1000 Low Beta Equal Weight ETF	-	787,578	(29,051,593)	-	38,159,818	9,895,803
S&P 500 Enhanced Value ETF	455,276	(15,599,044)	(5,286,983)	-	89,472,301	69,041,550
S&P 500® ex-Rate Sensitive Low Volatility ETF	-	7,248,234	(24,588,900)	-	86,343,048	69,002,382
S&P 500® High Beta ETF	545,658	(11,268,755)	(75,657,578)	-	217,555,747	131,175,072
S&P 500® High Dividend Low Volatility ETF	-	(300,066,260)	(632,819,367)	-	3,379,624,514	2,446,738,887
S&P 500® Low Volatility ETF	-	822,938,398	(1,889,340,706)	-	10,300,369,241	9,233,966,933
S&P 500 Minimum Variance ETF	152	351,056	-	(48,772)	4,544,698	4,847,134
S&P 500 Momentum ETF	161,532	15,478,147	(4,736,593)	-	62,968,968	73,872,054
S&P MidCap Low Volatility ETF	-	90,166,205	(638,139,242)	-	2,590,675,244	2,042,702,207
S&P SmallCap High Dividend Low Volatility ETF	-	(939,520)	(7,336,483)	-	29,102,978	20,826,975
S&P SmallCap Low Volatility ETF	-	13,672,498	(646,725,755)	-	2,247,158,390	1,614,105,133
S&P SmallCap Quality ETF	15,244	52,797	(2,143,201)	-	6,118,209	4,043,049

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
Russell 1000 Enhanced Equal Weight ETF	$3,377,267	$2,295,448	$5,672,715

Russell 1000 Equal Weight ETF	12,923,414	50,265,486	63,188,900
Russell 1000 Low Beta Equal Weight ETF	18,166,817	10,884,776	29,051,593

S&P 500 Enhanced Value ETF	3,514,684	1,772,299	5,286,983
S&P 500® ex-Rate Sensitive Low Volatility ETF	17,823,632	6,765,268	24,588,900

S&P 500® High Beta ETF	56,229,197	19,428,381	75,657,578
S&P 500® High Dividend Low Volatility ETF	328,586,450	304,232,917	632,819,367

S&P 500® Low Volatility ETF	1,482,621,950	406,718,756	1,889,340,706
S&P 500 Minimum Variance ETF	-	-	-

S&P 500 Momentum ETF	4,210,972	525,621	4,736,593
S&P MidCap Low Volatility ETF	404,341,313	233,797,929	638,139,242

S&P SmallCap High Dividend Low Volatility ETF	3,976,213	3,360,270	7,336,483
S&P SmallCap Low Volatility ETF	372,278,070	274,447,685	646,725,755

S&P SmallCap Quality ETF	1,812,819	330,382	2,143,201

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Russell 1000 Enhanced Equal Weight ETF	$2,646,714	$2,913,769

Russell 1000 Equal Weight ETF	142,487,898	144,161,625
Russell 1000 Low Beta Equal Weight ETF	17,405,896	17,412,211

S&P 500 Enhanced Value ETF	28,361,546	27,591,930
S&P 500® ex-Rate Sensitive Low Volatility ETF	99,514,740	99,132,251

S&P 500® High Beta ETF	138,778,342	137,150,049
S&P 500® High Dividend Low Volatility ETF	2,359,329,112	2,358,684,417

S&P 500® Low Volatility ETF	9,253,916,688	9,269,264,280
S&P 500 Minimum Variance ETF	533,944	548,641

S&P 500 Momentum ETF	55,293,716	54,813,486
S&P MidCap Low Volatility ETF	2,503,588,200	2,513,317,635

S&P SmallCap High Dividend Low Volatility ETF	18,648,611	18,158,344
S&P SmallCap Low Volatility ETF	1,945,018,637	1,938,313,609

S&P SmallCap Quality ETF	5,580,842	5,564,745

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
Russell 1000 Enhanced Equal Weight ETF	$1,490,641	$15,151,371

Russell 1000 Equal Weight ETF	91,602,290	173,645,532
Russell 1000 Low Beta Equal Weight ETF	10,351,361	106,005,128

S&P 500 Enhanced Value ETF	61,112,386	40,579,157
S&P 500® ex-Rate Sensitive Low Volatility ETF	73,201,588	165,167,035

S&P 500® High Beta ETF	448,344,233	416,777,319
S&P 500® High Dividend Low Volatility ETF	1,046,507,295	1,307,020,405

113

	Cost of	Value of
	Securities	Securities
	Received	Delivered
S&P 500® Low Volatility ETF	$6,761,610,806	$9,069,561,681
S&P 500 Minimum Variance ETF	5,795,823	3,082,269
S&P 500 Momentum ETF	51,957,817	65,582,427
S&P MidCap Low Volatility ETF	1,169,565,956	1,713,976,298
S&P SmallCap High Dividend Low Volatility ETF	15,361,248	14,279,825
S&P SmallCap Low Volatility ETF	1,145,255,359	925,478,881
S&P SmallCap Quality ETF	7,281,720	8,231,233

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
Russell 1000 Enhanced Equal Weight ETF	$331,423	$(280,376)	$51,047	$2,739,010
Russell 1000 Equal Weight ETF	65,020,097	(57,057,792)	7,962,305	476,321,217
Russell 1000 Low Beta Equal Weight ETF	1,278,553	(490,975)	787,578	9,153,529
S&P 500 Enhanced Value ETF	1,713,294	(17,312,338)	(15,599,044)	84,340,642
S&P 500® ex-Rate Sensitive Low Volatility ETF	8,113,024	(864,790)	7,248,234	61,757,677
S&P 500® High Beta ETF	4,987,579	(16,256,334)	(11,268,755)	145,996,859
S&P 500® High Dividend Low Volatility ETF	50,124,413	(350,190,673)	(300,066,260)	2,810,617,774
S&P 500® Low Volatility ETF	922,418,898	(99,480,500)	822,938,398	8,400,401,192
S&P 500 Minimum Variance ETF	471,397	(120,341)	351,056	4,489,694
S&P 500 Momentum ETF	15,720,541	(242,394)	15,478,147	58,346,092
S&P MidCap Low Volatility ETF	177,334,514	(87,168,309)	90,166,205	1,989,702,435
S&P SmallCap High Dividend Low Volatility ETF	1,120,904	(2,060,424)	(939,520)	22,491,186
S&P SmallCap Low Volatility ETF	106,559,017	(92,886,519)	13,672,498	1,613,298,182
S&P SmallCap Quality ETF	284,439	(231,642)	52,797	4,055,481

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and investment in REITs, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Russell 1000 Enhanced Equal Weight ETF	$2,122	$1,318,978	$(1,321,100)

Russell 1000 Equal Weight ETF	5,052	(11,635,982)	11,630,930

Russell 1000 Low Beta Equal Weight ETF	84,062	(3,384,766)	3,300,704

S&P 500 Enhanced Value ETF	-	(3,398,704)	3,398,704

S&P 500® ex-Rate Sensitive Low Volatility ETF	81,649	(11,691,936)	11,610,287

S&P 500® High Beta ETF	-	(13,181,794)	13,181,794

S&P 500® High Dividend Low Volatility ETF	26,834,448	9,212,278	(36,046,726)

S&P 500® Low Volatility ETF	7,403,477	(1,011,252,426)	1,003,848,949

S&P 500 Minimum Variance ETF	(877)	(514,181)	515,058

S&P 500 Momentum ETF	-	(2,375,337)	2,375,337

S&P MidCap Low Volatility ETF	5,637,633	(68,441,381)	62,803,748

S&P SmallCap High Dividend Low Volatility ETF	467,585	(1,066,203)	598,618

S&P SmallCap Low Volatility ETF	6,750,803	21,001,360	(27,752,163)

S&P SmallCap Quality ETF	661	(904,409)	903,748

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco S&P SmallCap Quality ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco S&P SmallCap Quality ETF (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for each of the two years in the period ended August 31, 2020, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

116

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2020	August 31, 2020	Six-Month Period	Six-Month Period(1)
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)
Actual	$1,000.00	$1,042.80	0.29%	$1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco Russell 1000 Equal Weight ETF (EQAL)
Actual	1,000.00	1,123.30	0.20	1.07
Hypothetical (5% return before expenses)	1,000.00	1,024.13	0.20	1.02
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)
Actual	1,000.00	1,049.50	0.35	1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco S&P 500 Enhanced Value ETF (SPVU)
Actual	1,000.00	919.70	0.13	0.63
Hypothetical (5% return before expenses)	1,000.00	1,024.48	0.13	0.66
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Actual	1,000.00	1,069.50	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

117

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2020	August 31, 2020	Six-Month Period	Six-Month Period(1)
Invesco S&P 500® High Beta ETF (SPHB)
Actual	$1,000.00	$1,100.80	0.25%	$1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)
Actual	1,000.00	924.50	0.30	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	1.53
Invesco S&P 500® Low Volatility ETF (SPLV)
Actual	1,000.00	1,023.90	0.25	1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
Invesco S&P 500 Minimum Variance ETF (SPMV)
Actual	1,000.00	1,114.30	0.10	0.53
Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51
Invesco S&P 500 Momentum ETF (SPMO)
Actual	1,000.00	1,294.40	0.13	0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.48	0.13	0.66
Invesco S&P MidCap Low Volatility ETF (XMLV)
Actual	1,000.00	922.00	0.25	1.21
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)
Actual	1,000.00	811.70	0.30	1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	1.53
Invesco S&P SmallCap Low Volatility ETF (XSLV)
Actual	1,000.00	795.50	0.25	1.13
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
Invesco S&P SmallCap Quality ETF (XSHQ)
Actual	1,000.00	1,077.80	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

118

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*	Long Term Capital Gains
Invesco Russell 1000 Enhanced Equal Weight ETF	8%	92%	89%	0%	$ -
Invesco Russell 1000 Equal Weight ETF	0%	90%	87%	0%	$ -
Invesco Russell 1000 Low Beta Equal Weight ETF	23%	76%	74%	0%	$ -
Invesco S&P 500 Enhanced Value ETF	0%	100%	99%	0%	$ -
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0%	97%	90%	0%	$ -
Invesco S&P 500® High Beta ETF	1%	87%	87%	0%	$ -
Invesco S&P 500® High Dividend Low Volatility ETF	13%	67%	65%	0%	$ -
Invesco S&P 500® Low Volatility ETF	0%	82%	79%	0%	$ -
Invesco S&P 500 Minimum Variance ETF	0%	86%	82%	0%	$22,380
Invesco S&P 500 Momentum ETF	2%	95%	94%	0%	$ -
Invesco S&P MidCap Low Volatility ETF	30%	67%	66%	0%	$ -
Invesco S&P SmallCap High Dividend Low Volatility ETF	25%	30%	30%	0%	$ -
Invesco S&P SmallCap Low Volatility ETF	36%	51%	51%	1%	$ -
Invesco S&P SmallCap Quality ETF	0%	85%	93%	0%	$ -

* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

119

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007)and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

120

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly,
Trustee,
certain funds
of the
Oppenheimer
Funds
complex
(2013- 2019);
Director,
Mercury
Defense
Systems Inc.
(information
technology)
(2011-2013);
Independent
Director,
QinetiQ
Group Plc
(defense
technology
and security)
(2008-2011);
Chairman,
Alenia North
America, Inc.
(military and
defense
products)
(2008-2009);
Director,
SRA
International,
Inc.
(information
technology
and services)
(2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

121

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

122

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

123

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of
					Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on
					Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019);
					Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

124

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

125

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome –1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

126

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present);formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

127

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel—1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

129

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

●	0.04%: Invesco PureBetaSM MSCI USA ETF

●	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

●	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

●	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

●	0.08%: Invesco Treasury Collateral ETF

●	0.10%: Invesco S&P 500 Minimum Variance ETF

●	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

●	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

●	0.20%: Invesco Russell 1000 Equal Weight ETF

●	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

●	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

●

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

●	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

●

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

●	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

●	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

●	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

●

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

●	0.55%: Invesco International BuyBack AchieversTM ETF

●	0.60%: Invesco DWA SmallCap Momentum ETF

●	0.65%: Invesco Senior Loan ETF

●	0.70%: Invesco China Technology ETF

●	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

●	0.80%: Invesco DWA Developed Markets Momentum ETF

●	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

132

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5 Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

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Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF			X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

134

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

135

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

136

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, IL 60515                                 P-TRST2-HBLV-AR- 1                                     invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2020

RWL	Invesco S&P 500 Revenue ETF

RWK	Invesco S&P MidCap 400 Revenue ETF

RWJ	Invesco S&P SmallCap 600 Revenue ETF

RDIV	Invesco S&P Ultra Dividend Revenue ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary

2

The Market Environment

Global Equity

At the start of the fiscal year, global equity markets faced volatility, hampered by US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Macroeconomic and geopolitical issues mostly abated during the fourth quarter of 2019, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, global equity markets, both developed and emerging, ended the fiscal year in positive territory.

3

Management’s Discussion of Fund Performance Invesco S&P 500 Revenue ETF (RWL)

As an index fund, the Invesco S&P 500® Revenue ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes positive revenue producing constituent securities of the S&P 500® Index (the “Parent Index”). Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 9.26%. On a net asset value (“NAV”) basis, the Fund returned 9.09%. During the same time period, the Index returned 9.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline. During the same time period, the Parent Index returned 21.94%.

For the fiscal year ended August 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Apple, Inc., an information technology company (portfolio average weight of

2.47%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 2.57%). Positions that detracted most significantly from the Fund’s return during the period included Exxon Mobil Corp., an energy company (portfolio average weight of 1.83%) and Boeing Co. (The), an industrials company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Health Care	16.97
Consumer Discretionary	13.72
Financials	12.97
Consumer Staples	12.91
Industrials	11.38
Information Technology	11.25
Communication Services	8.09
Energy	6.26
Materials	3.07
Sector Types Each Less Than 3%	3.10
Money Market Funds Plus Other Assets Less Liabilities	0.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security
Walmart, Inc.	4.60
Apple, Inc.	2.97
Amazon.com, Inc.	2.93
Berkshire Hathaway, Inc., Class B	2.24
UnitedHealth Group, Inc.	1.97
CVS Health Corp.	1.85
McKesson Corp.	1.74
Exxon Mobil Corp.	1.53
AmerisourceBergen Corp.	1.39
Costco Wholesale Corp.	1.36
Total	22.58

*	Excluding money market fund holdings.

4

Invesco S&P 500 Revenue ETF (RWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative

S&P 500® Revenue-Weighted Index	9.41%	8.90%	29.14%	10.21%	62.56%	13.66%	259.75%	9.01%	194.66%

S&P 500® Index	21.94	14.5 2	50.17	14.46	96.47	15.16	310.38	10.22	238.59

Fund

NAV Return	9.09	8.52	27.79	9.80	59.63	13.16	244.22	8.51	178.15

Market Price Return	9.26	8.56	27.95	9.83	59.78	13.18 5	244.99	8.52	178.65

Oppenheimer S&P 500 Revenue ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

5

Management’s Discussion of Fund Performance Invesco S&P MidCap 400 Revenue ETF (RWK)

As an index fund, the Invesco S&P MidCap 400 Revenue ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes positive revenue producing constituent securities of the S&P MidCap 400® Index (the “Parent Index”), an index comprised of common stocks of 400 mid-cap companies that generally represents the mid-cap universe of the U.S. equity market. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 2.03%. On a net asset value (“NAV”) basis, the Fund returned 1.89%. During the same time period, the Index returned 2.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline. During the same time period, the Parent Index returned 4.22%.

For the fiscal year ended August 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included Tech Data Corp., an information technology company (no longer held at fiscal year-end) and BJ’s Wholesale Club Holdings, Inc., a consumer staples company (portfolio average weight of 0.83%). Positions that detracted most significantly from the Fund’s return during the period included PBF Energy, Inc., Class A, an energy company (portfolio average weight of 1.42%) and World Fuel Services Corp., an energy company (portfolio average weight of 2.39%).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Industrials	20.85
Consumer Discretionary	20.73
Information Technology	13.86
Financials	11.39
Materials	8.51
Health Care	7.14
Consumer Staples	5.76
Energy	4.72
Real Estate	3.12
Sector Types Each Less Than 3%	3.77
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (%of the Fund’s Net Assets)

as of August 31, 2020

Security
World Fuel Services Corp.	2.44
Arrow Electronics, Inc.	2.16
AutoNation, Inc.	1.96
SYNNEX Corp.	1.96
Jabil, Inc.	1.89
Tenet Healthcare Corp.	1.70
ManpowerGroup, Inc.	1.41
Lear Corp.	1.28
XPO Logistics, Inc.	1.25
Molina Healthcare, Inc.	1.22
Total	17.27

*	Excluding money market fund holdings.

6

Invesco S&P MidCap 400 Revenue ETF (RWK) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P MidCap 400® Revenue-Weighted Index	2.16%	2.14%	6.56%	5.44%	30.34%	11.37%	193.53%	8.55%	179.43%
S&P MidCap 400® Index	4.22	5.38	17.02	8.11	47.71	12.05	212.06	8.90	190.80
Fund
NAV Return	1.89	1.83	5.59	5.03	27.84	10.78	178.32	7.93	160.03
Market Price Return	2.03	1.86	5.70	5.06	27.97	10.78	178.33	7.94	160.30

Oppenheimer S&P MidCap 400 ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad- based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

Management’s Discussion of Fund Performance Invesco S&P SmallCap 600 Revenue ETF (RWJ)

As an index fund, the Invesco S&P SmallCap 600 Revenue ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes positive revenue producing constituent securities of the S&P SmallCap 600® Index (the “Parent Index”), an index comprised of common stocks of 600 small-cap companies that generally represents the small-cap universe of the U.S. equity market. Unlike the Parent Index, which employs a market- capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned 9.70%. On a net asset value (“NAV”) basis, the Fund returned 9.63%. During the same time period, the Index returned 9.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to the Fund holding cash to pay distributions in March, which coincided with the overall market decline. During the same time period, the Parent Index returned (0.55)%.

For the fiscal year ended August 31, 2020, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included United Natural Foods, Inc., a consumer staples company (portfolio average weight of 3.64%) and Owens & Minor, Inc., a health care company (portfolio average weight of 1.63%). Positions that detracted most significantly from the Fund’s return during the period included McDermott International, Inc., an energy company (no longer held at fiscal year-end) and J. C. Penney Co., Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets)

as of August 31, 2020

Consumer Discretionary	29.75
Industrials	20.12
Health Care	10.50
Information Technology	9.47
Consumer Staples	8.41
Materials	6.34
Financials	6.13
Energy	4.68
Sector Types Each Less Than 3%	4.51
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security
United Natural Foods, Inc.	2.86
Macy’s, Inc.	2.41
Core-Mark Holding Co., Inc.	2.19
Community Health Systems, Inc.	2.18
Owens & Minor, Inc.	2.08
Bed Bath & Beyond, Inc.	1.67
Group 1 Automotive, Inc.	1.56
Sonic Automotive, Inc., Class A	1.52
Andersons, Inc. (The)	1.03
Asbury Automotive Group, Inc.	0.99
Total	18.49

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap 600 Revenue ETF (RWJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2020

								Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Average Annualized	Cumulative
S&P SmallCap 600® Revenue-Weighted Index	9.42%	1.61%	4.91%	4.77%	26.25%	11.38%	193.89%	9.23%	202.27%
S&P SmallCap 600® Index	(0.55)	3.82	11.90	7.47	43.35	12.31	219.24	8.78	187.04
Fund
NAV Return	9.63	1.56	4.77	4.52	24.73	10.90	181.43	8.62	181.64
Market Price Return	9.70	1.59	4.84	4.53	24.77	10.91	181.75	8.62	181.75

Oppenheimer S&P SmallCap 600 Revenue ETF (the ‘‘Predecessor Fund’’)

Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-

Effective June 26, 2020, the Fund changed its designated broad- based securities market benchmark index from the Parent Index to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

9

Management’s Discussion of Fund Performance Invesco S&P Ultra Dividend Revenue ETF (RDIV)

As an index fund, the Invesco S&P Ultra Dividend Revenue ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 900® Dividend Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which includes positive revenue producing constituent securities of the S&P 900® Index (the “Parent Index” or “Benchmark Index”), an index that combines the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large- and mid-cap universe of the U.S. equity market. From a universe of components of the Parent Index, the Index (1) excludes the top 5% of securities by dividend yield, (2) excludes the top 5% of securities within each sector by dividend payout ratio and (3) then includes the top 60 securities by dividend yield. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2020, on a market price basis, the Fund returned (16.17)%. On a net asset value (“NAV”) basis, the Fund returned (16.26)%. During the same time period, the Index returned (16.36)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period that was offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline.

During this same time period, the Benchmark Index returned 20.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 900 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large- and mid-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the information technology and industrials sectors during the fiscal year ended August 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the consumer discretionary and energy sectors.

For the fiscal year ended August 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the energy and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2020, included AbbVie, Inc., a health care company (no longer held at fiscal year-end) and Halliburton Co., an energy company (portfolio average weight of 1.22%). Positions that detracted most significantly from the Fund’s return during the period included PBF Energy, Inc., Class A, an energy company (no longer held at fiscal year-end) and Kohl’s Corp., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2020

Financials	28.80
Energy	26.90
Materials	17.74
Information Technology	8.07
Consumer Staples	4.20
Real Estate	3.04
Sector Types Each Less Than 3%	10.46
Other Assets Less Liabilities	0.79

Top Ten Fund Holdings* (% of the Fund’s Net Assets)

as of August 31, 2020

Security
Dow, Inc.	5.31
Prudential Financial, Inc.	5.24
MetLife, Inc.	5.05
International Business Machines Corp.	4.92
LyondellBasell Industries N.V., Class A	4.80
Chevron Corp.	4.68
Wells Fargo & Co.	4.62
Marathon Petroleum Corp.	4.60
Valero Energy Corp.	4.56
Phillips 66	4.51
Total	48.29
*	Excluding money market fund holdings.

10

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2020

						Fund Inception
Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Average Annualized	Cumulative
S&P 900® Dividend Revenue-Weighted Index	(16.36)%	(0.72)%	(2.15)%	4.82%	26.52%	6.58%	55.35%
S&P 900® Index	20.79	13.92	47.86	14.04	92.92	13.12	134.60
Fund
NAV Return	(16.26)	(0.94)	(2.80)	4.32	23.54	6.01	49.76
Market Price Return	(16.17)	(0.87)	(2.58)	4.34	23.67	6.04	50.02

Oppenheimer S&P Ultra Dividend Revenue ETF (the “Predecessor Fund’’)

Predecessor Fund Inception: September 30, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

11

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four of the following categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2020, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

12

Invesco S&P 500 Revenue ETF (RWL)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.72%
Communication Services-8.09%
Activision Blizzard, Inc.	5,090	$425,117
Alphabet, Inc., Class A(b)	3,353	5,463,814
Alphabet, Inc., Class C(b)	3,348	5,471,235
AT&T, Inc.	334,825	9,981,133
CenturyLink, Inc.	123,898	1,331,903
Charter Communications, Inc., Class A(b)	5,038	3,101,443
Comcast Corp., Class A	157,134	7,041,175
Discovery, Inc., Class A(b)(c)	14,294	315,397
Discovery, Inc., Class C(b)	16,014	319,800
DISH Network Corp., Class A(b)	22,305	792,274
Electronic Arts, Inc.(b)	2,564	357,601
Facebook, Inc., Class A(b)	18,253	5,351,780
Fox Corp., Class A	12,448	346,801
Fox Corp., Class B	12,601	350,308
Interpublic Group of Cos., Inc. (The)	33,603	596,789
Live Nation Entertainment, Inc.(b)	12,939	734,935
Netflix, Inc.(b)	2,931	1,552,140
News Corp., Class A	23,150	350,028
News Corp., Class B	23,090	347,966
Omnicom Group, Inc	15,375	831,634
Take-Two Interactive Software, Inc.(b)	1,310	224,259
T-Mobile US, Inc.(b)	25,021	2,919,450
Twitter, Inc.(b)	5,920	240,234
Verizon Communications, Inc.	132,539	7,855,586
ViacomCBS, Inc., Class B	68,063	1,895,555
Walt Disney Co. (The)	38,635	5,094,797

		63,293,154

Consumer Discretionary-13.72%
Advance Auto Parts, Inc.	3,958	618,675
Amazon.com, Inc.(b)	6,631	22,883,316
Aptiv PLC	10,518	905,810
AutoZone, Inc.(b)	627	750,086
Best Buy Co., Inc.	31,466	3,489,894
Booking Holdings, Inc.(b)	507	968,598
BorgWarner, Inc.	16,739	679,436
CarMax, Inc.(b)	12,830	1,371,912
Carnival Corp.	59,548	981,351
Chipotle Mexican Grill, Inc.(b)	336	440,254
D.R. Horton, Inc.	19,428	1,386,576
Darden Restaurants, Inc.	6,559	568,469
Dollar General Corp.	9,143	1,845,789
Dollar Tree, Inc.(b)	15,593	1,501,138
Domino’s Pizza, Inc.	553	226,155
eBay, Inc.	12,495	684,476
Expedia Group, Inc.	8,032	788,341
Ford Motor Co.	1,322,956	9,022,560
Gap, Inc. (The)	88,311	1,535,728
Garmin Ltd.	2,383	246,903
General Motors Co.	275,582	8,165,495
Genuine Parts Co.	12,754	1,204,488
H&R Block, Inc.	10,056	145,812
Hanesbrands, Inc.	32,457	496,268
Hasbro, Inc.	3,891	307,156
Hilton Worldwide Holdings, Inc.	6,743	609,297
Home Depot, Inc. (The)	26,456	7,541,018
Kohl’s Corp.	44,811	957,163

	Shares	Value
Consumer Discretionary-(continued)
L Brands, Inc.	43,347	$1,274,402
Las Vegas Sands Corp.	13,530	686,106
Leggett & Platt, Inc.	8,042	329,722
Lennar Corp., Class A	21,952	1,642,449
LKQ Corp.(b)	27,230	864,280
Lowe’s Cos., Inc.	33,710	5,551,700
Marriott International, Inc., Class A	12,709	1,307,883
McDonald’s Corp.	6,259	1,336,422
MGM Resorts International(c)	35,493	798,592
Mohawk Industries, Inc.(b)	5,706	526,835
Newell Brands, Inc.	33,705	538,606
NIKE, Inc., Class B	24,345	2,723,962
Norwegian Cruise Line Holdings Ltd.(b)(c)	17,474	298,980
NVR, Inc.(b)	130	541,884
O’Reilly Automotive, Inc.(b)	1,430	665,851
PulteGroup, Inc.	17,622	785,765
PVH Corp.	11,347	632,709
Ralph Lauren Corp.	4,680	322,124
Ross Stores, Inc.	8,653	788,115
Royal Caribbean Cruises Ltd.	9,791	674,012
Starbucks Corp.	19,828	1,674,871
Tapestry, Inc.	22,601	332,913
Target Corp.	39,256	5,935,900
Tiffany & Co.	2,109	258,353
TJX Cos., Inc. (The)	39,912	2,186,778
Tractor Supply Co.	4,080	607,226
Ulta Beauty, Inc.(b)	1,712	397,492
Under Armour, Inc., Class A(b)(c)	14,573	142,961
Under Armour, Inc., Class C(b)	16,286	144,131
VF Corp.	10,462	687,877
Whirlpool Corp.	9,301	1,652,974
Wynn Resorts Ltd.	3,640	318,318
Yum! Brands, Inc.	3,486	334,133

		107,286,490

Consumer Staples-12.91%
Altria Group, Inc.	29,698	1,298,991
Archer-Daniels-Midland Co.	93,636	4,191,147
Brown-Forman Corp., Class B	2,955	216,217
Campbell Soup Co.	10,111	531,940
Church & Dwight Co., Inc.	3,494	334,830
Clorox Co. (The)	1,773	396,265
Coca-Cola Co. (The)	46,292	2,292,843
Colgate-Palmolive Co.	12,418	984,251
Conagra Brands, Inc.	18,196	697,999
Constellation Brands, Inc., Class A	2,784	513,592
Costco Wholesale Corp.	30,698	10,672,467
Coty, Inc., Class A	92,525	331,240
Estee Lauder Cos., Inc. (The), Class A	4,592	1,018,138
General Mills, Inc.	15,841	1,013,032
Hershey Co. (The)	3,522	523,510
Hormel Foods Corp.	11,703	596,619
JM Smucker Co. (The)	4,234	508,842
Kellogg Co.	12,033	853,260
Kimberly-Clark Corp.	7,882	1,243,464
Kraft Heinz Co. (The)	44,975	1,575,924
Kroger Co. (The)	216,139	7,711,840
Lamb Weston Holdings, Inc.	3,454	217,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2020

	Shares	Value
Consumer Staples-(continued)
McCormick & Co., Inc.	1,831	$377,552
Molson Coors Beverage Co., Class B	15,496	583,269
Mondelez International, Inc., Class A	29,160	1,703,527
Monster Beverage Corp.(b)	3,603	302,148
PepsiCo, Inc.	28,762	4,028,406
Philip Morris International, Inc.	24,359	1,943,605
Procter & Gamble Co. (The)	34,872	4,823,844
Sysco Corp.	62,303	3,746,902
Tyson Foods, Inc., Class A	39,743	2,495,860
Walgreens Boots Alliance, Inc.	191,033	7,263,075
Walmart, Inc.	258,944	35,954,374

		100,946,057

Energy-6.26%
Apache Corp.	24,776	366,685
Baker Hughes Co., Class A	84,287	1,203,618
Cabot Oil & Gas Corp.	4,877	92,517
Chevron Corp.	83,319	6,992,964
Concho Resources, Inc.	4,321	224,606
ConocoPhillips	38,204	1,447,550
Devon Energy Corp.	28,726	312,252
Diamondback Energy, Inc.	4,839	188,527
EOG Resources, Inc	18,384	833,531
Exxon Mobil Corp.	299,534	11,963,388
Halliburton Co.	96,503	1,561,418
Hess Corp.	7,278	335,079
HollyFrontier Corp.	30,751	734,026
Kinder Morgan, Inc.	46,736	645,891
Marathon Oil Corp.	42,197	222,800
Marathon Petroleum Corp.	187,235	6,639,353
National Oilwell Varco, Inc.	37,466	449,592
Noble Energy, Inc.	24,367	242,452
Occidental Petroleum Corp.	68,218	869,097
ONEOK, Inc.	15,741	432,563
Phillips 66	77,460	4,529,086
Pioneer Natural Resources Co.	5,456	567,042
Schlumberger Ltd.	97,162	1,847,050
TechnipFMC PLC (United Kingdom)	97,644	751,859
Valero Energy Corp.	94,930	4,992,369
Williams Cos., Inc. (The)	25,119	521,470

		48,966,785

Financials-12.97%
Aflac, Inc.	34,467	1,251,841
Allstate Corp. (The)	25,885	2,407,305
American Express Co.	26,141	2,655,664
American International Group, Inc.	83,154	2,423,108
Ameriprise Financial, Inc.	5,531	867,261
Aon PLC, Class A	3,463	692,565
Arthur J. Gallagher & Co.	4,117	433,520
Assurant, Inc.	5,423	659,220
Bank of America Corp.	272,911	7,024,729
Bank of New York Mellon Corp. (The)	30,625	1,132,513
Berkshire Hathaway, Inc., Class B(b)	80,232	17,493,785
BlackRock, Inc.	1,629	967,936
Capital One Financial Corp.	25,011	1,726,509
Cboe Global Markets, Inc.	1,601	146,956
Charles Schwab Corp. (The)	17,868	634,850
Chubb Ltd.	15,364	1,920,500
Cincinnati Financial Corp.	6,301	500,362
Citigroup, Inc.	114,020	5,828,702

	Shares	Value
Financials-(continued)
Citizens Financial Group, Inc.	16,497	$426,777
CME Group, Inc., Class A	1,695	298,100
Comerica, Inc.	5,276	208,560
Discover Financial Services	15,081	800,500
E*TRADE Financial Corp.	3,667	198,385
Everest Re Group Ltd.	2,191	482,195
Fifth Third Bancorp	23,789	491,481
First Republic Bank	2,289	258,451
Franklin Resources, Inc.	14,450	304,317
Globe Life, Inc.	3,400	280,432
Goldman Sachs Group, Inc. (The)	14,781	3,028,183
Hartford Financial Services Group, Inc. (The)	29,129	1,178,268
Huntington Bancshares, Inc.	30,375	285,829
Intercontinental Exchange, Inc.	4,041	429,275
Invesco Ltd.(d)	35,610	363,222
JPMorgan Chase & Co.	78,289	7,843,775
KeyCorp	32,989	406,425
Lincoln National Corp.	24,650	888,633
Loews Corp.	24,731	886,854
M&T Bank Corp.	3,534	364,921
MarketAxess Holdings, Inc.	82	39,847
Marsh & McLennan Cos., Inc.	9,403	1,080,499
MetLife, Inc.	102,544	3,943,842
Moody’s Corp.	1,061	312,613
Morgan Stanley	63,850	3,336,801
MSCI, Inc.	297	110,861
Nasdaq, Inc.	2,266	304,596
Northern Trust Corp.	4,680	383,245
People’s United Financial, Inc.	11,020	116,592
PNC Financial Services Group, Inc. (The)	10,890	1,210,968
Principal Financial Group, Inc.	23,175	975,899
Progressive Corp. (The)	28,973	2,753,594
Prudential Financial, Inc.	57,083	3,868,515
Raymond James Financial, Inc.	6,542	495,360
Regions Financial Corp.	30,742	355,378
S&P Global, Inc.	1,250	458,025
State Street Corp.	11,079	754,369
SVB Financial Group(b)	975	248,996
Synchrony Financial	36,466	904,721
T. Rowe Price Group, Inc.	2,702	376,145
Travelers Cos., Inc. (The)	15,961	1,852,114
Truist Financial Corp.	32,363	1,256,008
U.S. Bancorp	38,802	1,412,393
Unum Group	39,613	732,048
W.R. Berkley Corp.	7,891	489,637
Wells Fargo & Co.	195,336	4,717,364
Willis Towers Watson PLC	2,796	574,662
Zions Bancorporation N.A.	5,201	167,264

		101,424,265

Health Care-16.97%
Abbott Laboratories	20,502	2,244,354
AbbVie, Inc.	20,937	2,005,137
ABIOMED, Inc.(b)	197	60,601
Agilent Technologies, Inc.	3,472	348,658
Alexion Pharmaceuticals, Inc.(b)	2,731	311,935
Align Technology, Inc.(b)	544	161,557
AmerisourceBergen Corp.	111,794	10,847,372
Amgen, Inc.	6,219	1,575,397
Anthem, Inc.	23,454	6,602,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2020

	Shares	Value
Health Care-(continued)
Baxter International, Inc.	7,802	$679,320
Becton, Dickinson and Co.	4,286	1,040,512
Biogen, Inc.(b)	2,603	748,727
Bio-Rad Laboratories, Inc., Class A(b)	295	150,034
Boston Scientific Corp.(b)	17,335	711,082
Bristol-Myers Squibb Co.	31,363	1,950,779
Cardinal Health, Inc.	165,540	8,402,810
Centene Corp.(b)	76,060	4,663,999
Cerner Corp.	4,850	355,845
Cigna Corp.	46,290	8,210,457
Cooper Cos., Inc. (The)	526	165,364
CVS Health Corp.	232,573	14,447,435
Danaher Corp.	6,555	1,353,411
DaVita, Inc.(b)	8,342	723,752
DENTSPLY SIRONA, Inc.	5,182	232,516
DexCom, Inc.(b)	245	104,225
Edwards Lifesciences Corp.(b)	3,749	321,814
Eli Lilly and Co.	9,152	1,358,065
Gilead Sciences, Inc.	17,533	1,170,328
HCA Healthcare, Inc.	29,200	3,963,024
Henry Schein, Inc.(b)	10,088	670,247
Hologic, Inc.(b)	3,776	225,503
Humana, Inc.	10,176	4,224,770
IDEXX Laboratories, Inc.(b)	474	185,362
Illumina, Inc.(b)	596	212,903
Incyte Corp.(b)	1,376	132,578
Intuitive Surgical, Inc.(b)	467	341,302
IQVIA Holdings, Inc.(b)	4,570	748,338
Johnson & Johnson	33,365	5,118,525
Laboratory Corp. of America Holdings(b)	3,925	689,819
McKesson Corp.	88,786	13,623,324
Medtronic PLC	17,624	1,894,051
Merck & Co., Inc.	35,598	3,035,442
Mettler-Toledo International, Inc.(b)	221	214,542
Mylan N.V.(b)	41,437	678,738
PerkinElmer, Inc.	1,705	200,713
Perrigo Co. PLC	5,521	288,748
Pfizer, Inc.	85,279	3,222,693
Quest Diagnostics, Inc.	3,934	437,618
Regeneron Pharmaceuticals, Inc.(b)	781	484,165
ResMed, Inc.	1,021	184,576
STERIS PLC	1,151	183,746
Stryker Corp.	4,525	896,674
Teleflex, Inc.	421	165,432
Thermo Fisher Scientific, Inc.	4,291	1,840,753
UnitedHealth Group, Inc.	49,199	15,377,147
Universal Health Services, Inc., Class B	6,779	748,063
Varian Medical Systems, Inc.(b)	1,639	284,645
Vertex Pharmaceuticals, Inc.(b)	1,028	286,935
Waters Corp.(b)	721	155,923
West Pharmaceutical Services, Inc.	535	151,919
Zimmer Biomet Holdings, Inc.	3,535	498,011
Zoetis, Inc.	2,689	430,509

		132,744,994

Industrials-11.38%
3M Co.	11,865	1,934,232
A.O. Smith Corp.	3,486	170,710
Alaska Air Group, Inc.	12,614	491,315
Allegion PLC	1,593	164,700

	Shares	Value
Industrials-(continued)
American Airlines Group, Inc.(c)	148,309	$1,935,433
AMETEK, Inc.	3,301	332,411
Boeing Co. (The)	21,387	3,674,714
C.H. Robinson Worldwide, Inc.	11,230	1,103,909
Carrier Global Corp.	41,020	1,224,447
Caterpillar, Inc.	23,508	3,345,424
Cintas Corp.	1,558	519,188
Copart, Inc.(b)	1,489	153,844
CSX Corp.	9,621	735,622
Cummins, Inc.	7,685	1,592,716
Deere & Co.	13,510	2,837,911
Delta Air Lines, Inc.	84,252	2,599,174
Dover Corp.	4,156	456,495
Eaton Corp. PLC	13,806	1,409,593
Emerson Electric Co.	16,639	1,155,911
Equifax, Inc.	1,229	206,804
Expeditors International of Washington, Inc.	6,223	550,051
Fastenal Co.	7,651	373,828
FedEx Corp.	30,080	6,612,787
Flowserve Corp.	8,012	237,796
Fortive Corp.	6,641	478,883
Fortune Brands Home & Security, Inc.	5,682	477,743
General Dynamics Corp.	14,789	2,208,737
General Electric Co.	789,943	5,008,239
Honeywell International, Inc.	14,266	2,361,736
Howmet Aerospace, Inc.	56,245	985,412
Huntington Ingalls Industries, Inc.	2,831	428,953
IDEX Corp.	919	165,631
IHS Markit Ltd.	3,628	289,950
Illinois Tool Works, Inc.	4,765	941,326
Ingersoll Rand, Inc.(b)	4,840	169,690
J.B. Hunt Transport Services, Inc.	4,669	656,181
Jacobs Engineering Group, Inc.	9,380	846,733
Johnson Controls International PLC	39,161	1,595,028
Kansas City Southern	1,129	205,523
L3Harris Technologies, Inc.	6,301	1,138,843
Lockheed Martin Corp.	9,093	3,548,634
Masco Corp.	9,248	539,158
Nielsen Holdings PLC	24,403	372,878
Norfolk Southern Corp.	3,532	750,656
Northrop Grumman Corp.	6,129	2,099,857
Old Dominion Freight Line, Inc.	1,487	300,642
Otis Worldwide Corp.	12,028	756,561
PACCAR, Inc.	18,867	1,619,543
Parker-Hannifin Corp.	4,483	923,543
Pentair PLC	4,513	203,717
Quanta Services, Inc.	18,508	948,535
Raytheon Technologies Corp.	67,575	4,122,075
Republic Services, Inc.	7,217	669,160
Robert Half International, Inc.	6,772	360,270
Rockwell Automation, Inc.	1,862	429,247
Rollins, Inc.	2,853	157,314
Roper Technologies, Inc.	801	342,179
Snap-on, Inc.	1,683	249,538
Southwest Airlines Co.	34,071	1,280,388
Stanley Black & Decker, Inc.(b)	6,171	995,382
Teledyne Technologies, Inc.	545	170,918
Textron, Inc.	22,124	872,349
Trane Technologies PLC	9,847	1,165,786
TransDigm Group, Inc.	775	387,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
Union Pacific Corp.	7,371	$1,418,475
United Airlines Holdings, Inc.(b)	59,663	2,147,868
United Parcel Service, Inc., Class B	42,230	6,909,673
United Rentals, Inc.(b)	3,706	656,147
Verisk Analytics, Inc.	946	176,590
W.W. Grainger, Inc.	2,186	798,830
Wabtec Corp.	7,964	530,004
Waste Management, Inc.	8,471	965,694
Xylem, Inc.	4,555	365,220

		89,011,698

Information Technology-11.25%
Accenture PLC, Class A	12,589	3,020,479
Adobe, Inc.(b)	1,640	841,960
Advanced Micro Devices, Inc.(b)	7,703	699,586
Akamai Technologies, Inc.(b)	1,675	195,020
Amphenol Corp., Class A	4,862	533,848
Analog Devices, Inc.	2,668	311,836
ANSYS, Inc.(b)	325	110,178
Apple, Inc.	180,056	23,234,426
Applied Materials, Inc.	15,500	954,800
Arista Networks, Inc.(b)	597	133,400
Autodesk, Inc.(b)	871	214,005
Automatic Data Processing, Inc.	5,687	791,005
Broadcom, Inc.	4,293	1,490,315
Broadridge Financial Solutions, Inc.	2,026	278,372
Cadence Design Systems, Inc.(b)	1,528	169,470
CDW Corp.	9,194	1,044,898
Cisco Systems, Inc.	63,756	2,691,778
Citrix Systems, Inc.	1,277	185,420
Cognizant Technology Solutions Corp. Class A .,	17,518	1,171,253
Corning, Inc.	23,377	758,817
DXC Technology Co.	68,362	1,365,873
F5 Networks, Inc.(b)	935	123,729
Fidelity National Information Services, Inc.	4,705	709,749
Fiserv, Inc.(b)	7,052	702,238
FleetCor Technologies, Inc.(b)	590	148,356
FLIR Systems, Inc.	2,608	96,235
Fortinet, Inc.(b)	986	130,157
Gartner, Inc.(b)	2,056	266,910
Global Payments, Inc.	1,887	333,282
Hewlett Packard Enterprise Co.	152,295	1,472,693
HP, Inc.	198,229	3,875,377
Intel Corp.	72,538	3,695,811
International Business Machines Corp.	35,985	4,437,310
Intuit, Inc.	1,388	479,401
IPG Photonics Corp.(b)	453	73,264
Jack Henry & Associates, Inc.	559	92,470
Juniper Networks, Inc.	10,563	264,075
Keysight Technologies, Inc.(b)	2,497	246,004
KLA Corp.	1,730	354,892
Lam Research Corp.	1,926	647,791
Leidos Holdings, Inc.	6,563	593,886
Mastercard, Inc., Class A	3,246	1,162,685
Maxim Integrated Products, Inc.	2,195	150,226
Microchip Technology, Inc.	3,008	329,978
Micron Technology, Inc.(b)	22,879	1,041,223
Microsoft Corp.	42,082	9,490,753
Motorola Solutions, Inc.	3,188	493,343

	Shares	Value
Information Technology-(continued)
NetApp, Inc.	7,241	$343,151
NortonLifeLock, Inc.	8,835	207,799
NVIDIA Corp.	1,890	1,011,112
Oracle Corp.	43,564	2,492,732
Paychex, Inc.	3,164	241,951
Paycom Software, Inc.(b)	145	43,422
PayPal Holdings, Inc.(b)	6,613	1,349,978
Qorvo, Inc.(b)	1,694	217,289
QUALCOMM, Inc.	16,502	1,965,388
salesforce.com, inc.(b)	5,929	1,616,542
Seagate Technology PLC	11,632	558,220
ServiceNow, Inc.(b)	562	270,895
Skyworks Solutions, Inc.	1,459	211,336
Synopsys, Inc.(b)	1,082	239,447
TE Connectivity Ltd.	9,435	911,421
Texas Instruments, Inc.	6,471	919,853
Tyler Technologies, Inc.(b)	184	63,537
VeriSign, Inc.(b)	355	76,254
Visa, Inc., Class A	7,074	1,499,617
Western Digital Corp.	21,275	817,386
Western Union Co. (The)	12,945	305,373
Xerox Holdings Corp.	29,283	552,277
Xilinx, Inc.	1,981	206,341
Zebra Technologies Corp., Class A(b)	975	279,367

		88,009,265

Materials-3.07%
Air Products and Chemicals, Inc.	2,182	637,711
Albemarle Corp.	2,570	233,896
Amcor PLC	67,390	745,333
Avery Dennison Corp.	3,529	407,211
Ball Corp.	9,527	765,685
Celanese Corp.	3,896	394,080
CF Industries Holdings, Inc.	8,811	287,503
Corteva, Inc.	29,718	848,449
Dow, Inc.	57,534	2,595,934
DuPont de Nemours, Inc.	23,745	1,324,021
Eastman Chemical Co.	7,431	543,280
Ecolab, Inc.	4,171	822,021
FMC Corp.	2,729	291,621
Freeport-McMoRan, Inc.	74,331	1,160,307
International Flavors & Fragrances, Inc.(c)	2,326	287,936
International Paper Co.	35,931	1,303,217
Linde PLC (United Kingdom)	7,885	1,969,200
LyondellBasell Industries N.V., Class A	28,550	1,869,454
Martin Marietta Materials, Inc.	1,372	278,338
Mosaic Co. (The)	37,668	686,688
Newmont Corp.	10,791	726,018
Nucor Corp.	30,499	1,386,484
Packaging Corp. of America	3,986	403,543
PPG Industries, Inc.	8,329	1,002,812
Sealed Air Corp.	9,016	354,329
Sherwin-Williams Co. (The)	1,881	1,262,245
Vulcan Materials Co.	2,525	303,000
Westrock Co.	36,681	1,112,535

		24,002,851

Real Estate-0.86%
Alexandria Real Estate Equities, Inc.	576	96,987
American Tower Corp.	1,716	427,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Apartment Investment & Management Co., Class A	1,308	$47,127
AvalonBay Communities, Inc.	817	129,135
Boston Properties, Inc.	1,758	152,718
CBRE Group, Inc., Class A(b)	29,436	1,384,375
Crown Castle International Corp.	2,038	332,704
Digital Realty Trust, Inc.	1,342	208,882
Duke Realty Corp.	1,510	58,211
Equinix, Inc.	476	375,935
Equity Residential	2,411	136,101
Essex Property Trust, Inc.	345	74,696
Extra Space Storage, Inc.	785	83,642
Federal Realty Investment Trust	588	46,593
Healthpeak Properties, Inc.	4,437	122,639
Host Hotels & Resorts, Inc.	23,062	258,986
Iron Mountain, Inc.(c)	8,736	262,866
Kimco Realty Corp.	4,763	57,108
Mid-America Apartment Communities, Inc.	791	92,642
Prologis, Inc.	2,126	216,554
Public Storage	831	176,504
Realty Income Corp.	1,475	91,494
Regency Centers Corp.	1,297	51,504
SBA Communications Corp., Class A	392	119,980
Simon Property Group, Inc.	4,224	286,598
SL Green Realty Corp.	1,416	66,212
UDR, Inc.	1,759	61,231
Ventas, Inc.	5,684	234,238
Vornado Realty Trust	7,187	257,510
Welltower, Inc.	5,252	302,095
Weyerhaeuser Co.	17,334	525,394

		6,738,202

Utilities-2.24%
AES Corp. (The)	44,294	786,218
Alliant Energy Corp.	4,185	226,618
Ameren Corp.	4,589	363,036
American Electric Power Co., Inc.	10,584	834,337
American Water Works Co., Inc.	1,634	230,950
Atmos Energy Corp.	1,573	157,017
CenterPoint Energy, Inc.	33,843	679,229
CMS Energy Corp.	6,483	392,157
Consolidated Edison, Inc.	9,250	659,895
Dominion Energy, Inc.	11,698	917,591
DTE Energy Co.	6,510	772,542
Duke Energy Corp.	16,287	1,308,498
Edison International	12,150	637,632

	Shares	Value
Utilities-(continued)
Entergy Corp.	6,217	$616,353
Evergy, Inc.	4,774	254,072
Eversource Energy	5,723	490,518
Exelon Corp.	48,413	1,786,924
FirstEnergy Corp.	15,261	436,312
NextEra Energy, Inc.	3,955	1,104,117
NiSource, Inc.	12,078	267,648
NRG Energy, Inc.	16,143	555,481
Pinnacle West Capital Corp.	2,550	187,043
PPL Corp.	16,572	457,884
Public Service Enterprise Group, Inc.	10,516	549,356
Sempra Energy	4,986	616,519
Southern Co. (The)	21,002	1,095,884
WEC Energy Group, Inc.	4,565	429,475
Xcel Energy, Inc.	10,005	695,097

		17,508,403

Total Common Stocks & Other Equity Interests (Cost $731,276,500)		779,932,164

Money Market Funds-0.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $319,347)	319,347	319,347

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.76% (Cost $731,595,847)		780,251,511

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.41%
Invesco Private Government Fund, 0.03%(d)(e)(f)	2,397,010	2,397,010
Invesco Private Prime Fund, 0.14%(d)(e)(f)	798,864	799,024

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,196,034)		3,196,034

TOTAL INVESTMENTS IN SECURITIES-100.17% (Cost $734,791,881)		783,447,545
OTHER ASSETS LESS LIABILITIES-(0.17)%		(1,364,711)

NET ASSETS-100.00%		$782,082,834

See accompanying Notes to Financial Statements which are an integralpart of the financial statements.

17

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Ltd.	$293,747	$298,438	$(68,332)	$(133,255)	$(27,376)	$363,222	$23,845
Investments in Affiliated Money Market Funds:
Invesco Premier
U.S. Government Money Portfolio, Institutional Class	-	25,266,436	(24,947,089)	-	-	319,347	5,693
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	2,475,627	51,778,205	(54,253,832)	-	-	-	30,326	*
Invesco Liquid Assets Portfolio, Institutional Class	825,209	15,424,722	(16,246,331)	-	(3,600)	-	11,668	*
Invesco Private Government Fund	-	17,011,737	(14,614,727)	-	-	2,397,010	312	*
Invesco Private Prime Fund	-	2,263,746	(1,464,800)	-	78	799,024	201	*

Total	$3,594,583	$112,043,284	$(111,595,111)	$(133,255)	$(30,898)	$3,878,603	$72,045

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P MidCap 400 Revenue ETF (RWK)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Communication Services-1.46%
AMC Networks, Inc., Class A(b)	14,920	$362,407
Cable One, Inc.	94	172,991
Cinemark Holdings, Inc.	26,389	386,599
John Wiley & Sons, Inc., Class A	6,766	214,144
New York Times Co. (The), Class A	5,941	257,423
TEGNA, Inc.	28,505	356,883
Telephone & Data Systems, Inc.	34,682	802,195
TripAdvisor, Inc.	9,507	222,178
World Wrestling Entertainment, Inc., Class A(c)	3,188	140,495
Yelp, Inc.(b)	5,803	134,165

		3,049,480

Consumer Discretionary-20.73%
Aaron’s, Inc.	12,548	701,308
Adient PLC(b)	115,824	2,008,388
Adtalem Global Education, Inc.(b)	4,414	146,545
American Eagle Outfitters, Inc.(c)	45,451	573,137
AutoNation, Inc.(b)	72,313	4,111,717
Boyd Gaming Corp.	20,668	553,489
Brunswick Corp.	9,543	590,616
Caesars Entertainment, Inc.(b)	8,530	390,674
Carter’s, Inc.	5,570	443,483
Choice Hotels International, Inc.	1,781	176,835
Churchill Downs, Inc.	1,298	226,838
Columbia Sportswear Co.	5,086	435,209
Cracker Barrel Old Country Store, Inc.	3,387	452,876
Dana, Inc.	92,005	1,283,470
Deckers Outdoor Corp.(b)	1,443	294,184
Delphi Technologies PLC(b)	41,793	725,944
Dick’s Sporting Goods, Inc.	28,113	1,521,476
Dunkin’ Brands Group, Inc.	2,819	214,470
Etsy, Inc.(b)	1,457	174,403
Five Below, Inc.(b)	2,217	242,651
Foot Locker, Inc.	32,295	979,507
Gentex Corp.	9,156	247,670
Goodyear Tire & Rubber Co. (The)	203,435	1,951,959
Graham Holdings Co., Class B	1,168	499,846
Grand Canyon Education, Inc.(b)	1,099	103,350
Grubhub, Inc.(b)	2,968	214,735
Harley-Davidson, Inc.	28,378	786,354
Helen of Troy Ltd.(b)	1,296	268,039
Jack in the Box, Inc.	1,809	149,044
KB Home	20,419	730,183
Lear Corp.	23,462	2,673,026
Marriott Vacations Worldwide Corp.	6,566	621,603
Mattel, Inc.(b)	61,991	666,093
Murphy USA, Inc.(b)	17,465	2,355,330
Nordstrom, Inc.(c)	108,758	1,740,128
Ollie’s Bargain Outlet Holdings, Inc.(b)	2,083	199,010
Papa John’s International, Inc.	2,736	268,921
Penn National Gaming, Inc.(b)	23,568	1,204,325
Polaris, Inc.	9,623	972,308
Pool Corp.	1,767	579,293
RH(b)	1,544	510,369
Sally Beauty Holdings, Inc.(b)	38,427	428,845
Scientific Games Corp.(b)	29,535	610,931
Service Corp. International	11,622	530,544

	Shares	Value
Consumer Discretionary-(continued)
Six Flags Entertainment Corp.	8,526	$185,270
Skechers U.S.A., Inc., Class A(b)	22,030	657,596
Strategic Education, Inc.	834	85,543
Taylor Morrison Home Corp., Class A(b)	37,093	872,798
Tempur Sealy International, Inc.(b)	6,768	578,935
Texas Roadhouse, Inc.	7,204	453,780
Thor Industries, Inc.	11,408	1,077,257
Toll Brothers, Inc.	30,056	1,268,964
TRI Pointe Group, Inc.(b)	31,528	532,193
Urban Outfitters, Inc.(b)(c)	29,127	685,650
Visteon Corp.(b)	5,441	410,415
Wendy’s Co. (The)	10,402	217,818
Williams-Sonoma, Inc.(b)	9,888	867,771
WW International, Inc.	7,766	182,346
Wyndham Destinations, Inc.	15,562	451,142
Wyndham Hotels & Resorts, Inc.	5,896	308,715

		43,395,319

Consumer Staples-5.76%
BJ’s Wholesale Club Holdings, Inc.(b)	56,189	2,495,353
Boston Beer Co., Inc. (The), Class A(b)	343	302,519
Casey’s General Stores, Inc.	8,523	1,515,816
Darling Ingredients, Inc.(b)	20,012	639,784
Edgewell Personal Care Co.(b)	10,321	296,316
Energizer Holdings, Inc.	8,166	378,004
Flowers Foods, Inc.	25,631	626,934
Hain Celestial Group, Inc. (The)(b)	9,213	302,094
Ingredion, Inc.	9,797	788,071
Lancaster Colony Corp.	1,146	203,667
Nu Skin Enterprises, Inc., Class A	8,618	407,373
Pilgrim’s Pride Corp.(b)	87,521	1,400,336
Post Holdings, Inc.(b)	9,129	803,535
Sanderson Farms, Inc.	3,977	465,150
Sprouts Farmers Market, Inc.(b)	34,314	801,232
Tootsie Roll Industries, Inc.(c)	2,048	65,515
TreeHouse Foods, Inc.(b)	13,122	561,753

		12,053,452

Energy-4.72%
Antero Midstream Corp.(c)	26,285	177,949
ChampionX Corp.(b)	13,919	142,531
Cimarex Energy Co.	9,861	273,939
CNX Resources Corp.(b)	13,187	144,529
EQT Corp.	30,153	478,528
Equitrans Midstream Corp.(c)	27,867	286,473
Murphy Oil Corp.(c)	25,960	356,690
PBF Energy, Inc., Class A	283,100	2,423,336
Transocean Ltd.(b)(c)	196,080	239,218
World Fuel Services Corp.	193,188	5,100,163
WPX Energy, Inc.(b)	47,451	263,828

		9,887,184

Financials-11.39%
Affiliated Managers Group, Inc.	4,016	275,698
Alleghany Corp	2,295	1,272,715
American Financial Group, Inc.	15,850	1,059,573
Associated Banc-Corp.	13,689	183,980
BancorpSouth Bank	6,735	145,341
Bank of Hawaii Corp.	1,586	87,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
Bank OZK	6,950	$160,128
Brighthouse Financial, Inc.(b)	35,273	1,070,888
Brown & Brown, Inc.	8,363	388,043
Cathay General Bancorp	4,253	105,007
CIT Group, Inc.	18,557	365,016
CNO Financial Group, Inc.	35,549	579,449
Commerce Bancshares, Inc.	3,118	185,739
Cullen/Frost Bankers, Inc.	2,809	195,113
East West Bancorp, Inc.	7,467	274,636
Eaton Vance Corp.	5,681	233,035
Essent Group Ltd.	3,165	112,991
Evercore, Inc., Class A	4,660	288,361
F.N.B. Corp.	26,422	198,165
FactSet Research Systems, Inc.	678	237,571
Federated Hermes, Inc., Class B	7,808	186,689
First American Financial Corp.	17,012	894,321
First Financial Bankshares, Inc.	1,976	59,823
First Horizon National Corp.	30,168	288,104
FirstCash, Inc.	3,418	204,226
Fulton Financial Corp.	13,005	127,189
Genworth Financial, Inc., Class A(b)	351,620	1,061,892
Glacier Bancorp, Inc.	2,312	81,117
Hancock Whitney Corp.	7,724	154,557
Hanover Insurance Group, Inc. (The)	6,479	664,033
Home BancShares, Inc.	7,287	118,122
Interactive Brokers Group, Inc., Class A	8,600	455,972
International Bancshares Corp.	2,884	91,077
Janus Henderson Group PLC (United Kingdom)	12,907	267,433
Jefferies Financial Group, Inc.	50,180	880,157
Kemper Corp.	10,238	795,083
LendingTree, Inc.(b)(c)	551	170,226
Mercury General Corp.	12,797	572,410
Navient Corp.	86,860	789,557
New York Community Bancorp, Inc.	23,259	210,494
Old Republic International Corp.	55,392	892,365
PacWest Bancorp	9,291	177,272
Pinnacle Financial Partners, Inc.	4,030	160,999
Primerica, Inc.	2,592	323,611
Prosperity Bancshares, Inc.	2,310	125,941
Reinsurance Group of America, Inc.	22,037	2,020,352
RenaissanceRe Holdings Ltd. (Bermuda)	3,170	582,456
RLI Corp.	1,571	147,344
SEI Investments Co.	3,919	205,199
Selective Insurance Group, Inc.	7,865	470,406
Signature Bank	2,444	237,141
SLM Corp.	44,221	337,848
Sterling Bancorp	14,457	168,713
Stifel Financial Corp.	10,315	523,074
Synovus Financial Corp.	14,492	316,940
TCF Financial Corp.	8,961	240,872
Texas Capital Bancshares, Inc.(b)	5,793	187,635
Trustmark Corp	3,507	82,344
UMB Financial Corp.	3,226	173,301
Umpqua Holdings Corp.	15,802	178,247
United Bankshares, Inc.	4,498	117,578
Valley National Bancorp	24,918	187,134
Washington Federal, Inc.	3,879	90,963

	Shares	Value
Financials-(continued)
Webster Financial Corp.	6,329	$174,048
Wintrust Financial Corp.	5,309	231,048

		23,844,055

Health Care-7.14%
Acadia Healthcare Co., Inc.(b)	16,372	506,058
Amedisys, Inc.(b)	1,602	387,524
Arrowhead Pharmaceuticals, Inc.(b)	562	23,739
Avanos Medical, Inc.(b)	3,315	107,406
Bio-Techne Corp.	407	103,972
Cantel Medical Corp.	3,266	171,400
Catalent, Inc.(b)	5,645	522,162
Charles River Laboratories International, Inc.(b)	2,089	457,386
Chemed Corp.	608	314,403
Encompass Health Corp.	9,560	623,694
Exelixis, Inc.(b)	5,801	128,898
Globus Medical, Inc., Class A(b)	2,198	124,231
Haemonetics Corp.(b)	1,471	131,890
HealthEquity, Inc.(b)	1,455	83,633
Hill-Rom Holdings, Inc.	4,168	390,917
ICU Medical, Inc.(b)	940	188,226
Integra LifeSciences Holdings Corp.(b)	4,147	198,185
LHC Group, Inc.(b)	1,852	386,031
Ligand Pharmaceuticals, Inc.(b)(c)	133	13,566
LivaNova PLC(b)	2,998	140,606
Masimo Corp.(b)	596	133,504
MEDNAX, Inc.(b)	28,837	535,791
Molina Healthcare, Inc.(b)	13,778	2,548,517
Nektar Therapeutics(b)	887	17,154
NuVasive, Inc.(b)	2,636	137,415
Patterson Cos., Inc.	43,213	1,253,609
Penumbra, Inc.(b)	440	92,026
PRA Health Sciences, Inc.(b)	4,523	483,554
Prestige Consumer Healthcare, Inc.(b)	3,169	115,447
Quidel Corp.(b)	433	76,191
Repligen Corp.(b)	325	50,346
Syneos Health, Inc.(b)	12,066	761,365
Tenet Healthcare Corp.(b)	126,409	3,562,206
United Therapeutics Corp.(b)	1,659	177,447

		14,948,499

Industrials-20.85%
Acuity Brands, Inc.	4,952	541,204
AECOM(b)	56,086	2,215,958
AGCO Corp.	21,960	1,561,356
ASGN, Inc.(b)	9,142	656,121
Avis Budget Group, Inc.(b)(c)	46,729	1,593,926
Axon Enterprise, Inc.(b)	791	67,773
Brink’s Co. (The)	10,550	510,198
Carlisle Cos., Inc.	5,204	681,464
Clean Harbors, Inc.(b)	8,134	496,987
Colfax Corp.(b)	16,608	552,714
CoreLogic, Inc.	5,323	353,447
Crane Co.	8,070	456,278
Curtiss-Wright Corp.	3,606	368,966
Donaldson Co., Inc.	8,140	409,930
Dycom Industries, Inc.(b)	11,732	721,635
EMCOR Group, Inc.	20,134	1,510,251
EnerSys	6,621	476,580
Fluor Corp.	177,670	1,691,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2020

	Shares	Value
Industrials-(continued)
FTI Consulting, Inc.(b)	3,130	$359,199
GATX Corp.	3,003	200,841
Generac Holdings, Inc.(b)	2,881	547,332
Graco, Inc.	4,403	255,462
Healthcare Services Group, Inc.	9,928	206,502
Herman Miller, Inc.	15,458	368,364
Hexcel Corp.	7,147	281,520
HNI Corp.	11,156	355,319
Hubbell, Inc.	4,979	721,557
Insperity, Inc.	10,547	710,551
ITT, Inc.	7,055	443,125
JetBlue Airways Corp.(b)	85,916	989,752
KAR Auction Services, Inc.	25,534	442,760
Kennametal, Inc.	10,067	292,144
Kirby Corp.(b)	7,038	298,693
Knight-Swift Transportation Holdings, Inc.	16,454	747,999
Landstar System, Inc.	5,052	672,371
Lennox International, Inc.	2,316	649,244
Lincoln Electric Holdings, Inc.	4,951	478,811
ManpowerGroup, Inc.	40,132	2,942,077
MasTec, Inc.(b)	24,750	1,143,697
Mercury Systems, Inc.(b)	1,289	97,629
Middleby Corp. (The)(b)	5,502	538,646
MSA Safety, Inc.	1,668	210,085
MSC Industrial Direct Co., Inc., Class A	6,542	431,118
Nordson Corp.	1,549	288,873
nVent Electric PLC	15,376	293,989
Oshkosh Corp.	15,326	1,180,255
Owens Corning	18,322	1,239,300
Regal Beloit Corp.	5,237	517,730
Ryder System, Inc.	32,358	1,323,442
Stericycle, Inc.(b)	7,865	504,225
Terex Corp.	30,865	604,028
Tetra Tech, Inc.	5,868	541,675
Timken Co. (The)	11,669	632,343
Toro Co. (The)	6,689	503,548
Trex Co., Inc.(b)	902	134,840
Trinity Industries, Inc.(c)	18,951	387,927
Univar Solutions, Inc.(b)	77,472	1,409,216
Valmont Industries, Inc.	3,514	446,454
Watsco, Inc.	3,799	930,717
Werner Enterprises, Inc.	8,493	390,763
Woodward, Inc.	5,253	450,130
XPO Logistics, Inc.(b)	29,721	2,623,473

		43,653,932

Information Technology-13.86%
ACI Worldwide, Inc.(b)	6,731	197,757
Alliance Data Systems Corp.	14,589	658,110
Arrow Electronics, Inc.(b)	57,499	4,517,121
Avnet, Inc.	90,147	2,479,944
Belden, Inc.	8,887	299,314
Blackbaud, Inc.	2,125	135,681
Cabot Microelectronics Corp.	1,075	163,712
CACI International, Inc., Class A(b)	3,127	732,312
CDK Global, Inc.	6,394	298,088
Ceridian HCM Holding, Inc.(b)	1,539	122,381
Ciena Corp.(b)	9,449	536,420
Cirrus Logic, Inc.(b)	2,565	155,413
Cognex Corp.	1,731	119,768

	Shares	Value
Information Technology-(continued)
Coherent, Inc.(b)	1,211	$136,431
CommVault Systems, Inc.(b)	2,294	99,170
Cree, Inc.(b)	2,063	130,175
Enphase Energy, Inc.(b)	1,989	153,610
Fair Isaac Corp.(b)	394	165,791
First Solar, Inc.(b)	8,453	647,415
II-VI, Inc.(b)	5,717	254,407
InterDigital, Inc.	785	48,003
j2 Global, Inc.(b)	2,485	173,925
Jabil, Inc.	115,661	3,949,823
KBR, Inc.	31,698	792,133
Littelfuse, Inc.	1,163	210,317
LiveRamp Holdings, Inc.(b)	1,219	68,069
Lumentum Holdings, Inc.(b)	3,065	263,590
Manhattan Associates, Inc.(b)	983	95,597
MAXIMUS, Inc.	6,272	486,394
MKS Instruments, Inc.	2,622	313,408
Monolithic Power Systems, Inc.	405	108,188
National Instruments Corp.	4,598	165,022
NCR Corp.(b)	49,891	1,019,772
NetScout Systems, Inc.(b)	4,676	108,203
Paylocity Holding Corp.(b)	570	83,933
Perspecta, Inc.	24,234	503,340
PTC, Inc.(b)	2,375	217,099
Qualys, Inc.(b)	427	45,322
Sabre Corp.	57,939	404,994
Science Applications International Corp.	10,164	848,287
Semtech Corp.(b)	1,440	84,456
Silicon Laboratories, Inc.(b)	1,191	121,970
SolarEdge Technologies, Inc.(b)	1,550	342,783
Synaptics, Inc.(b)	2,862	244,214
SYNNEX Corp.	32,209	4,095,374
Teradata Corp.(b)	11,694	284,749
Teradyne, Inc.	4,808	408,536
Trimble, Inc.(b)	10,819	567,024
Universal Display Corp.	370	64,935
ViaSat, Inc.(b)	7,642	303,846
Vishay Intertechnology, Inc.	22,574	360,958
WEX, Inc.(b)	1,482	236,690

		29,023,974

Materials-8.51%
Allegheny Technologies, Inc.(b)	56,546	471,028
AptarGroup, Inc.	3,706	438,753
Ashland Global Holdings, Inc.	4,950	364,766
Avient Corp.	15,836	404,135
Cabot Corp.	11,783	436,089
Chemours Co. (The)	48,984	1,012,009
Commercial Metals Co.	43,195	901,480
Compass Minerals International, Inc.	3,943	224,475
Domtar Corp.	32,230	919,200
Eagle Materials, Inc.	2,892	236,479
Greif, Inc., Class A	18,419	678,740
Ingevity Corp.(b)	3,442	193,337
Louisiana-Pacific Corp.	13,814	455,033
Minerals Technologies, Inc.	4,940	250,705
NewMarket Corp.	744	277,133
O-I Glass, Inc.	104,305	1,134,838
Olin Corp.	61,256	689,130
Reliance Steel & Aluminum Co.	15,343	1,609,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2020

	Shares	Value
Materials-(continued)
Royal Gold, Inc.	546	$74,431
RPM International, Inc.	10,348	877,200
Scotts Miracle-Gro Co. (The)	3,503	590,361
Sensient Technologies Corp.	3,521	194,430
Silgan Holdings, Inc.	19,284	733,949
Sonoco Products Co.	14,431	765,276
Steel Dynamics, Inc.	52,349	1,545,342
United States Steel Corp.(c)	178,371	1,396,645
Valvoline, Inc.	17,931	365,792
Worthington Industries, Inc.	13,910	577,682

		17,817,458

Real Estate-3.12%
American Campus Communities, Inc.	3,471	117,667
Brixmor Property Group, Inc.	11,124	131,263
Camden Property Trust	1,466	133,318
CoreSite Realty Corp.	646	79,103
Corporate Office Properties Trust	3,288	81,016
Cousins Properties, Inc.	2,973	88,744
CyrusOne, Inc.	1,826	152,526
Douglas Emmett, Inc.	4,116	114,919
EastGroup Properties, Inc.	378	50,334
EPR Properties	2,458	79,418
First Industrial Realty Trust, Inc.	1,477	62,994
GEO Group, Inc. (The)	25,816	288,107
Healthcare Realty Trust, Inc.	2,064	59,546
Highwoods Properties, Inc.	2,558	95,311
Hudson Pacific Properties, Inc.	4,162	97,724
JBG SMITH Properties	2,800	77,476
Jones Lang LaSalle, Inc.	22,788	2,348,075
Kilroy Realty Corp.	1,786	104,517
Lamar Advertising Co., Class A	3,320	229,844
Life Storage, Inc.	803	84,660
Macerich Co. (The)(c)	12,531	99,371
Mack-Cali Realty Corp.	3,492	44,104
Medical Properties Trust, Inc.	6,624	123,074
National Retail Properties, Inc.	2,529	89,628
Omega Healthcare Investors, Inc.	4,173	129,238
Park Hotels & Resorts, Inc.	31,571	299,609
Pebblebrook Hotel Trust	13,554	171,051
Physicians Realty Trust	3,169	57,517
PotlatchDeltic Corp.	3,220	148,249
PS Business Parks, Inc.	430	54,266
Rayonier, Inc.	4,398	128,773
Sabra Health Care REIT, Inc.	6,084	90,226
Service Properties Trust	30,819	253,024
Spirit Realty Capital, Inc.	1,941	68,925
STORE Capital Corp.	3,884	105,023
Taubman Centers, Inc.	2,349	89,967
Urban Edge Properties	4,298	45,387
Weingarten Realty Investors	3,093	54,035

		6,528,029

Investment Abbreviations:
REIT -Real Estate Investment Trust

	Shares	Value
Utilities-2.31%
ALLETE, Inc.	2,745	$148,120
Black Hills Corp.	3,907	219,105
Essential Utilities, Inc.	2,849	121,083
Hawaiian Electric Industries, Inc.	10,727	371,261
IDACORP, Inc.	1,956	175,844
MDU Resources Group, Inc.	35,044	827,739
National Fuel Gas Co.	4,905	223,864
New Jersey Resources Corp.	9,025	272,014
NorthWestern Corp.	2,885	148,981
OGE Energy Corp.	9,338	297,509
ONE Gas, Inc.	2,622	194,343
PNM Resources, Inc.	4,935	215,561
Southwest Gas Holdings, Inc.	6,403	402,557
Spire, Inc.	3,588	208,857
UGI Corp.	29,610	1,022,433

		4,849,271

Total Common Stocks & Other Equity Interests (Cost $220,679,459)		209,050,653

Money Market Funds-0.08%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $159,490) 159,490		159,490

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $220,838,949)		209,210,143

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.56%
Invesco Private Government Fund, 0.03%(d)(e)(f)	5,595,005	5,595,005
Invesco Private Prime Fund, 0.14%(d)(e)(f)	1,864,660	1,865,033

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,460,038)		7,460,038

TOTAL INVESTMENTS IN SECURITIES-103.49% (Cost $228,298,987) 216,670,181
OTHER ASSETS LESS LIABILITIES-(3.49)%		(7,305,134)

NET ASSETS-100.00%		$209,365,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$85,398	$14,269,650	$(14,195,558)	$-	$-	$159,490	$1,756
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	11,267,314	66,974,003	(78,241.317)	-	-	-	99,138	*
Invesco Liquid Assets Portfolio, Institutional Class	3,903,406	15,950,721	(19,854,486)	-	359	-	36,844	*
Invesco Private Government Fund	-	48,489,928	(42,894,923)	-	-	5,595,005	798	*
Invesco Private Prime Fund	-	6,526,621	(4,661,716)	-	128	1,865,033	494	*

Total	$15,256,118	$152,210,923	$(159,848,000)	$-	$487	$7,619,528	$139,030

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-1.70%
ATN International, Inc	1,689	$97,962
Cincinnati Bell, Inc.(b)	23,616	355,657
Cogent Communications Holdings, Inc	1,680	112,997
Consolidated Communications Holdings, Inc.(b)	47,384	368,648
E.W. Scripps Co. (The), Class A	41,128	457,343
Gannett Co., Inc.(c)	272,503	471,430
Glu Mobile, Inc.(b)	11,338	90,024
Iridium Communications, Inc.(b)	5,046	141,338
Marcus Corp. (The)	11,955	187,335
Meredith Corp.	42,105	589,470
QuinStreet, Inc.(b)	10,610	139,521
Scholastic Corp.	12,919	290,677
Shenandoah Telecommunications Co.	2,772	153,292
Spok Holdings, Inc.	3,610	39,132
TechTarget, Inc.(b)	1,042	41,347
Vonage Holdings Corp.(b)	28,573	327,161

		3,863,334

Consumer Discretionary-29.75%
Abercrombie & Fitch Co., Class A(c)	68,646	893,084
American Axle & Manufacturing Holdings, Inc.(b)	179,291	1,394,884
American Public Education, Inc.(b)	2,174	68,351
America’s Car-Mart, Inc.(b)	1,921	193,061
Asbury Automotive Group, Inc.(b)	21,291	2,252,375
Barnes & Noble Education, Inc.(b)	260,148	593,137
Bed Bath & Beyond, Inc.(c)	312,191	3,802,486
Big Lots, Inc.	36,925	1,741,014
BJ’s Restaurants, Inc.	11,246	354,474
Bloomin’ Brands, Inc.	77,856	1,116,455
Boot Barn Holdings, Inc.(b)	8,328	235,099
Buckle, Inc. (The)	11,710	219,445
Caleres, Inc.	85,651	668,934
Callaway Golf Co.	23,323	486,518
Capri Holdings Ltd.(b)	75,092	1,189,457
Cato Corp. (The), Class A	18,143	145,144
Cavco Industries, Inc.(b)	1,295	247,228
Century Communities, Inc.(b)	19,708	703,181
Cheesecake Factory, Inc. (The)(c)	23,366	689,998
Chico’s FAS, Inc.	309,947	396,732
Children’s Place, Inc. (The)(c)	9,003	179,745
Chuy’s Holdings, Inc.(b)	6,040	134,330
Conn’s, Inc.(b)(c)	41,012	524,133
Cooper Tire & Rubber Co.	23,072	797,599
Cooper-Standard Holdings, Inc.(b)	41,183	746,236
Core-Mark Holding Co., Inc.	149,212	4,986,665
Crocs, Inc.(b)	8,986	358,631
Dave & Buster’s Entertainment, Inc.(c)	18,494	307,555
Designer Brands, Inc., Class A	113,783	802,170
Dine Brands Global, Inc.	4,046	240,980
Dorman Products, Inc.(b)	3,340	282,865
El Pollo Loco Holdings, Inc.(b)	6,887	123,071
Ethan Allen Interiors, Inc.	12,734	181,332
Express, Inc.(b)	206,653	229,385
Fiesta Restaurant Group, Inc.(b)	20,659	207,003
Fossil Group, Inc.(b)	102,250	657,979

	Shares	Value
Consumer Discretionary-(continued)
Fox Factory Holding Corp.(b)	2,131	$214,826
GameStop Corp., Class A(b)(c)	310,449	2,073,799
Garrett Motion, Inc. (Switzerland)(b)	123,178	338,740
Genesco, Inc.(b)	22,529	439,316
Gentherm, Inc.(b)	5,326	240,895
G-III Apparel Group Ltd.(b)	46,159	510,519
Group 1 Automotive, Inc.	40,956	3,540,237
Guess?, Inc.(c)	62,056	713,644
Haverty Furniture Cos., Inc.	10,672	225,393
Hibbett Sports, Inc.(b)	12,406	413,988
Installed Building Products, Inc.(b)	5,260	456,673
iRobot Corp.(b)(c)	3,510	259,845
Kontoor Brands, Inc.	28,788	636,215
La-Z-Boy, Inc.	15,000	487,500
LCI Industries	4,968	564,514
LGI Homes, Inc.(b)	5,343	597,668
Liquidity Services, Inc.(b)	8,607	62,056
Lithia Motors, Inc., Class A	1	249
Lumber Liquidators Holdings, Inc.(b)	22,371	536,680
M.D.C. Holdings, Inc.	22,537	977,655
M/I Homes, Inc.(c)	17,191	731,649
Macy’s, Inc.(b)	786,336	5,480,762
MarineMax, Inc.(b)	14,532	427,386
Meritage Homes Corp.(b)	12,461	1,196,630
Michaels Cos., Inc. (The)(b)(c)	195,457	2,198,891
Monarch Casino & Resort, Inc.(b)	1,520	69,935
Monro, Inc.	5,018	231,280
Motorcar Parts of America, Inc.(b)	7,161	124,673
Movado Group, Inc.	12,401	135,295
ODP Corp. (The)	95,351	2,229,306
Oxford Industries, Inc.	5,530	273,901
Perdoceo Education Corp.(b)	9,163	131,672
PetMed Express, Inc.(c)	1,902	66,114
Red Robin Gourmet Burgers, Inc.(b)(c)	24,228	268,931
Regis Corp.(b)	23,860	176,325
Rent-A-Center, Inc.	24,346	747,422
Ruth’s Hospitality Group, Inc.	10,750	110,456
Shake Shack, Inc., Class A(b)(c)	2,511	171,376
Shoe Carnival, Inc.(c)	8,225	270,438
Shutterstock, Inc.	4,152	208,929
Signet Jewelers Ltd.	122,861	2,121,809
Sleep Number Corp.(b)	10,335	496,080
Sonic Automotive, Inc., Class A	81,624	3,449,430
Stamps.com, Inc.(b)	779	194,236
Standard Motor Products, Inc.	6,229	283,046
Steven Madden Ltd.	16,585	350,939
Sturm Ruger & Co., Inc.	1,388	98,354
Tupperware Brands Corp.	79,623	1,297,059
Unifi, Inc.(b)	11,732	143,482
Universal Electronics, Inc.(b)	3,669	150,723
Vera Bradley, Inc.(b)	19,581	103,192
Vista Outdoor, Inc.(b)	36,372	705,981
Wingstop, Inc.	400	65,360
Winnebago Industries, Inc.	8,035	433,729
Wolverine World Wide, Inc.	21,602	539,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Shares	Value
Consumer Discretionary-(continued)
YETI Holdings, Inc.(b)	5,926	$304,478
Zumiez, Inc.(b)	8,911	228,834

		67,658,869

Consumer Staples-8.41%
Andersons, Inc. (The)	132,425	2,347,895
B&G Foods, Inc.(c)	16,548	515,305
Calavo Growers, Inc.	4,767	302,561
Cal-Maine Foods, Inc.(b)	6,368	245,741
Central Garden & Pet Co.(b)	8,165	332,234
Central Garden & Pet Co., Class A(b)	8,679	322,512
Chefs’ Warehouse, Inc. (The)(b)	22,693	336,083
Coca-Cola Consolidated, Inc.	4,787	1,308,287
Fresh Del Monte Produce, Inc.	42,498	985,529
Inter Parfums, Inc.	3,381	151,029
J&J Snack Foods Corp.	2,134	290,117
John B. Sanfilippo & Son, Inc.	2,457	195,675
Medifast, Inc.	1,527	248,473
MGP Ingredients, Inc.	2,430	86,387
National Beverage Corp.(b)(c)	3,886	316,010
PriceSmart, Inc.	13,509	888,217
Seneca Foods Corp., Class A(b)	9,226	436,943
SpartanNash Co.	108,294	2,163,714
United Natural Foods, Inc.(b)(c)	359,991	6,497,838
Universal Corp.	10,141	440,221
USANA Health Sciences, Inc.(b)	3,011	236,093
Vector Group Ltd	38,343	386,114
WD-40 Co.	500	102,190

		19,135,168

Energy-4.68%
Archrock, Inc.	36,551	239,775
Bonanza Creek Energy, Inc.(b)	3,511	70,361
Bristow Group, Inc.(b)	3,279	62,006
Callon Petroleum Co.(b)	12,133	80,442
CONSOL Energy, Inc.(b)	43,196	223,323
Core Laboratories N.V	6,184	129,431
DMC Global, Inc.	2,760	97,787
Dorian LPG Ltd.(b)	9,387	79,226
Dril-Quip, Inc.(b)	3,027	100,285
Exterran Corp.(b)	42,722	196,521
Geospace Technologies Corp.(b)	3,228	21,144
Green Plains, Inc.(b)	69,940	935,797
Gulfport Energy Corp.(b)	117,747	83,094
Helix Energy Solutions Group, Inc.(b)	42,037	150,493
Helmerich & Payne, Inc.	26,086	429,897
Laredo Petroleum, Inc.(b)	10,137	165,740
Matador Resources Co.(b)(c)	24,529	238,667
Matrix Service Co.(b)	29,312	270,843
Nabors Industries Ltd.(c)	12,835	513,143
Newpark Resources, Inc.(b)	75,853	147,913
Oasis Petroleum, Inc.(b)(c)	361,785	200,935
Oceaneering International, Inc.(b)	67,788	365,377
Oil States International, Inc.(b)	42,499	186,571
Par Pacific Holdings, Inc.(b)	135,577	1,176,808
Patterson-UTI Energy, Inc.	112,417	432,806
PDC Energy, Inc.(b)	19,414	293,928
Penn Virginia Corp.(b)(c)	8,089	92,376
ProPetro Holding Corp.(b)	72,169	453,221
QEP Resources, Inc.	153,488	199,535
Range Resources Corp.	78,872	588,385

	Shares	Value
Energy-(continued)
Renewable Energy Group, Inc.(b)	21,821	$729,476
REX American Resources Corp.(b)	1,344	83,032
RPC, Inc.(b)	73,056	228,665
SEACOR Holdings, Inc.(b)	5,950	188,080
SM Energy Co.	78,514	190,789
Southwestern Energy Co.(b)	180,203	500,964
Talos Energy, Inc.(b)	16,532	124,155
US Silica Holdings, Inc.	85,709	382,262

		10,653,253

Financials-6.13%
Allegiance Bancshares, Inc.	2,228	56,636
Ambac Financial Group, Inc.(b)	5,859	73,999
American Equity Investment Life Holding Co.	26,018	622,090
Ameris Bancorp	8,638	211,804
AMERISAFE, Inc.	1,335	89,085
Apollo Commercial Real Estate Finance, Inc.	11,183	99,976
Axos Financial, Inc.(b)	7,556	187,238
Banc of California, Inc.	7,804	85,766
Banner Corp.	3,712	134,077
Berkshire Hills Bancorp, Inc.	11,526	105,809
Blucora, Inc.(b)	13,185	157,297
Boston Private Financial Holdings, Inc.	13,570	80,606
Brightsphere Investment Group, Inc.	19,414	269,078
Brookline Bancorp, Inc.	8,856	85,018
Cadence BanCorp	24,835	235,932
Capstead Mortgage Corp.	529	3,264
Central Pacific Financial Corp.	3,448	53,409
City Holding Co.	1,033	66,091
Columbia Banking System, Inc.	5,353	149,402
Community Bank System, Inc.	2,504	150,666
Customers Bancorp, Inc.(b)	11,134	142,181
CVB Financial Corp.	6,155	112,082
Dime Community Bancshares, Inc.	4,070	52,503
Donnelley Financial Solutions, Inc.(b)	23,029	251,016
Eagle Bancorp, Inc.	3,198	92,038
eHealth, Inc.(b)	1,169	73,787
Employers Holdings, Inc.	6,239	203,267
Encore Capital Group, Inc.(b)(c)	8,470	389,112
Enova International, Inc.(b)	19,389	331,164
EZCORP, Inc., Class A(b)	30,928	166,393
First Bancorp	31,267	179,160
First Commonwealth Financial Corp.	11,551	94,718
First Financial Bancorp	12,120	166,286
First Midwest Bancorp, Inc.	14,871	185,293
Flagstar Bancorp, Inc.	11,724	368,368
Granite Point Mortgage Trust, Inc.	8,206	54,488
Great Western Bancorp, Inc.	7,844	109,267
Green Dot Corp., Class A(b)	6,964	362,546
Greenhill & Co., Inc.	6,801	76,307
Hanmi Financial Corp.	6,237	59,439
HCI Group, Inc.	1,219	66,704
Heritage Financial Corp.	3,172	63,250
HomeStreet, Inc.	3,607	98,724
Hope Bancorp, Inc.	17,917	151,578
Horace Mann Educators Corp.	9,046	353,337
Independent Bank Corp.	1,969	123,752
Invesco Mortgage Capital, Inc.(d)	11,291	33,873
James River Group Holdings Ltd	4,638	225,917
Kinsale Capital Group, Inc.	498	103,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Shares	Value
Financials-(continued)
KKR Real Estate Finance Trust, Inc.	3,803	$69,215
Meta Financial Group, Inc.	6,596	127,171
National Bank Holdings Corp., Class A	2,862	81,395
NBT Bancorp, Inc.	3,823	116,487
New York Mortgage Trust, Inc.	50,255	132,673
NMI Holdings, Inc., Class A(b)	5,393	92,490
Northfield Bancorp, Inc.	3,811	36,814
Northwest Bancshares, Inc.	11,723	118,519
OFG Bancorp	8,830	113,377
Old National Bancorp	15,236	212,999
Pacific Premier Bancorp, Inc.	6,180	139,606
Palomar Holdings, Inc.(b)	372	41,794
PennyMac Mortgage Investment Trust	4,913	84,209
Piper Sandler Cos.	3,213	242,421
PRA Group, Inc.(b)	6,324	295,173
Preferred Bank	1,345	50,303
ProAssurance Corp.	15,716	240,769
Provident Financial Services, Inc.	7,428	97,901
Ready Capital Corp.	11,834	121,062
Redwood Trust, Inc.	16,567	114,809
S&T Bancorp, Inc.	3,756	75,852
Safety Insurance Group, Inc.	2,563	185,561
Seacoast Banking Corp. of Florida(b)	3,789	76,689
ServisFirst Bancshares, Inc.	2,769	101,484
Simmons First National Corp., Class A	14,108	240,824
Southside Bancshares, Inc.	2,382	65,636
Stewart Information Services Corp.	14,218	606,682
StoneX Group, Inc.(b)	4,332	245,624
Third Point Reinsurance Ltd. (Bermuda)(b)	18,273	156,417
Tompkins Financial Corp.	1,201	79,482
Triumph Bancorp, Inc.(b)	3,301	94,277
TrustCo Bank Corp.	7,554	45,022
United Community Banks, Inc.	7,605	137,803
United Fire Group, Inc.	9,374	236,037
United Insurance Holdings Corp.	24,055	182,096
Universal Insurance Holdings, Inc.	11,669	216,460
Veritex Holdings, Inc.	5,203	93,550
Virtus Investment Partners, Inc.	1,174	166,591
Waddell & Reed Financial, Inc., Class A	16,461	259,261
Walker & Dunlop, Inc.	4,314	236,321
Westamerica Bancorporation	857	52,157
WisdomTree Investments, Inc.	17,627	65,925
World Acceptance Corp.(b)(c)	1,965	178,795

		13,934,726

Health Care-10.50%
Addus HomeCare Corp.(b)	1,522	142,550
Allscripts Healthcare Solutions, Inc.(b)	65,464	584,593
AMAG Pharmaceuticals, Inc.(b)(c)	10,233	106,014
AMN Healthcare Services, Inc.(b)	11,212	603,654
Amphastar Pharmaceuticals, Inc.(b)	3,788	77,199
AngioDynamics, Inc.(b)	6,986	65,424
ANI Pharmaceuticals, Inc.(b)	1,472	46,162
Anika Therapeutics, Inc.(b)	857	32,849
BioTelemetry, Inc.(b)	2,192	86,759
Cardiovascular Systems, Inc.(b)	1,819	59,427
Coherus Biosciences, Inc.(b)(c)	6,133	116,343
Community Health Systems, Inc.(b)	958,583	4,955,874
Computer Programs & Systems, Inc.	2,788	76,280
CONMED Corp.	3,036	262,037

	Shares	Value
Health Care-(continued)
Corcept Therapeutics, Inc.(b)	5,198	$66,015
CorVel Corp.(b)	1,991	165,293
Covetrus, Inc.(b)	55,905	1,280,784
Cross Country Healthcare, Inc.(b)	33,282	212,672
CryoLife, Inc.(b)	2,753	55,666
Cutera, Inc.(b)	3,027	49,552
Cytokinetics, Inc.(b)(c)	236	5,655
Eagle Pharmaceuticals, Inc.(b)	1,002	39,759
Enanta Pharmaceuticals, Inc.(b)	821	42,848
Endo International PLC(b)	199,158	599,466
Ensign Group, Inc. (The)	12,553	734,853
Glaukos Corp.(b)(c)	1,398	66,866
Hanger, Inc.(b)	15,026	296,914
HealthStream, Inc.(b)	2,629	54,460
Heska Corp.(b)	321	33,256
HMS Holdings Corp.(b)	4,777	133,230
Innoviva, Inc.(b)	5,124	60,002
Inogen, Inc.(b)	2,485	75,122
Integer Holdings Corp.(b)	3,969	274,893
Invacare Corp.	30,314	205,529
Lannett Co., Inc.(b)	16,908	88,936
Lantheus Holdings, Inc.(b)	6,123	82,171
LeMaitre Vascular, Inc.	1,100	35,508
Luminex Corp.	2,628	70,141
Magellan Health, Inc.(b)	23,636	1,783,573
Medpace Holdings, Inc.(b)	2,388	309,938
Meridian Bioscience, Inc.(b)	2,739	38,729
Merit Medical Systems, Inc.(b)	5,408	265,533
Mesa Laboratories, Inc.	118	29,019
Momenta Pharmaceuticals, Inc.(b)	209	10,904
Myriad Genetics, Inc.(b)	14,356	191,940
Natus Medical, Inc.(b)	5,053	91,762
Neogen Corp.(b)	1,384	105,461
NeoGenomics, Inc.(b)	3,517	136,987
NextGen Healthcare, Inc.(b)	12,050	159,783
Omnicell, Inc.(b)	3,261	217,443
OraSure Technologies, Inc.(b)	3,414	40,012
Orthofix Medical, Inc.(b)	2,982	90,474
Owens & Minor, Inc.	285,886	4,739,990
Pacira BioSciences, Inc.(b)	2,318	144,921
Pennant Group, Inc. (The)(b)	3,237	119,898
Phibro Animal Health Corp., Class A	7,256	155,714
Providence Service Corp. (The)(b)	4,464	413,322
RadNet, Inc.(b)	16,479	237,627
REGENXBIO, Inc.(b)	335	10,224
Select Medical Holdings Corp.(b)	79,972	1,605,038
Simulations Plus, Inc.	175	10,426
Supernus Pharmaceuticals, Inc.(b)	3,993	87,806
SurModics, Inc.(b)	577	26,109
Tabula Rasa HealthCare, Inc.(b)(c)	1,264	63,958
Tactile Systems Technology, Inc.(b)	1,087	41,773
Tivity Health, Inc.(b)	27,986	457,851
US Physical Therapy, Inc.	1,472	130,861
Vanda Pharmaceuticals, Inc.(b)	5,044	51,903
Varex Imaging Corp.(b)	11,298	125,295
Xencor, Inc.(b)	615	21,986
Zynex, Inc.(b)(C)	526	7,785

		23,868,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Shares	Value
Industrials-20.12%
AAON, Inc.	2,150	$122,400
AAR Corp.	21,593	435,747
ABM Industries, Inc.	46,610	1,777,705
Aegion Corp.(b)	18,876	305,508
Aerojet Rocketdyne Holdings, Inc.(b)	10,895	450,726
AeroVironment, Inc.(b)	1,042	79,598
Alamo Group, Inc.	2,627	291,334
Albany International Corp., Class A	4,085	212,012
Allegiant Travel Co.	3,607	463,860
American Woodmark Corp.(b)	5,727	501,112
Apogee Enterprises, Inc.	14,112	295,364
Applied Industrial Technologies, Inc.	12,980	781,526
ArcBest Corp.	29,088	983,756
Arcosa, Inc.	10,385	480,722
Astec Industries, Inc.	5,923	312,261
Atlas Air Worldwide Holdings, Inc.(b)	15,535	876,019
AZZ, Inc.	7,447	258,634
Barnes Group, Inc.	8,295	328,482
Brady Corp., Class A	5,324	249,642
Chart Industries, Inc.(b)	7,193	472,724
CIRCOR International, Inc.(b)	10,055	298,131
Comfort Systems USA, Inc.	16,679	845,125
Cubic Corp.	7,523	354,183
DXP Enterprises, Inc.(b)	14,728	283,367
Echo Global Logistics, Inc.(b)	24,156	659,942
Encore Wire Corp.	6,089	314,253
Enerpac Tool Group Corp.	9,616	200,013
EnPro Industries, Inc.	6,672	390,445
ESCO Technologies, Inc.	2,190	196,925
Exponent, Inc.	1,332	107,166
Federal Signal Corp.	9,584	307,838
Forrester Research, Inc.(b)	3,315	117,550
Forward Air Corp.	6,741	397,652
Foundation Building Materials, Inc.(b)	33,565	544,760
Franklin Electric Co., Inc.	5,787	343,516
Gibraltar Industries, Inc.(b)	5,478	342,074
GMS, Inc.(b)	33,227	880,183
Granite Construction, Inc.	43,394	806,694
Greenbrier Cos., Inc. (The)	31,326	851,754
Griffon Corp.	29,933	650,444
Harsco Corp.(b)	29,099	411,751
Hawaiian Holdings, Inc.	38,186	513,220
Heartland Express, Inc.	7,101	146,884
Heidrick & Struggles International, Inc.	7,856	169,925
Hillenbrand, Inc.	18,572	588,918
Hub Group, Inc., Class A(b)	17,546	944,677
Insteel Industries, Inc.	6,062	111,783
Interface, Inc.	36,148	273,279
John Bean Technologies Corp.	5,863	601,016
Kaman Corp.	4,399	203,454
Kelly Services, Inc., Class A	81,803	1,553,439
Korn Ferry	15,591	475,526
Lindsay Corp.	1,132	113,121
Lydall, Inc.(b)	13,215	248,178
Marten Transport Ltd.	12,299	223,350
Matson, Inc.	16,663	667,686
Matthews International Corp., Class A	17,701	387,652
Meritor, Inc.(b)	44,961	1,023,312
Moog, Inc., Class A	12,495	753,324
Mueller Industries, Inc.	22,273	661,508

	Shares	Value
Industrials-(continued)
MYR Group, Inc.(b)	17,001	$659,809
National Presto Industries, Inc.	809	72,753
NOW, Inc.(b)	74,641	542,640
Park Aerospace Corp.	1,188	13,175
Patrick Industries, Inc.	9,541	536,300
PGT Innovations, Inc.(b)	12,284	222,709
Pitney Bowes, Inc.	269,191	1,477,859
Powell Industries, Inc.	4,873	131,522
Proto Labs, Inc.(b)	943	138,621
Quanex Building Products Corp.	15,711	264,102
Raven Industries, Inc.	4,142	102,929
Resideo Technologies, Inc.(b)	118,104	1,577,869
Resources Connection, Inc.	14,266	175,329
RR Donnelley & Sons Co.	1,091,276	1,440,484
Saia, Inc.(b)	3,937	528,345
Simpson Manufacturing Co., Inc.	3,322	326,685
SkyWest, Inc.	19,529	657,151
SPX Corp.(b)	8,985	375,843
SPX FLOW, Inc.(b)	9,567	415,973
Standex International Corp.	3,121	180,519
Team, Inc.(b)	45,928	292,561
Tennant Co.	4,068	270,400
Titan International, Inc.	197,903	471,009
Triumph Group, Inc.	60,240	435,535
TrueBlue, Inc.(b)	34,933	591,066
UFP Industries, Inc.	22,334	1,325,523
UniFirst Corp.	2,495	480,587
US Ecology, Inc.	5,386	199,982
Veritiv Corp.(b)	102,854	1,787,603
Viad Corp.	15,008	321,621
Vicor Corp.(b)	906	78,849
Wabash National Corp.	49,000	598,290
Watts Water Technologies, Inc., Class A	4,506	431,450

		45,768,243

Information Technology-9.47%
3D Systems Corp.(b)(c)	19,124	104,991
8x8, Inc.(b)	7,087	119,629
ADTRAN, Inc.	10,788	119,639
Advanced Energy Industries, Inc.(b)	3,387	251,044
Agilysys, Inc.(b)	1,796	45,564
Alarm.com Holdings, Inc.(b)	2,117	126,745
Applied Optoelectronics, Inc.(b)(c)	4,595	53,440
Arlo Technologies, Inc.(b)	37,834	216,789
Axcelis Technologies, Inc.(b)	3,264	77,128
Badger Meter, Inc.	1,578	97,347
Bel Fuse, Inc., Class B	11,188	134,480
Benchmark Electronics, Inc.	23,383	458,541
Bottomline Technologies (DE), Inc.(b)	2,009	95,689
Brooks Automation, Inc.	4,762	245,862
CalAmp Corp.(b)	10,803	88,260
Cardtronics PLC, Class A(b)	12,824	278,409
CEVA, Inc.(b)	647	27,336
Cohu, Inc.	8,334	143,345
Comtech Telecommunications Corp.	8,618	143,059
CSG Systems International, Inc.	5,076	216,085
CTS Corp.	5,103	106,653
Daktronics, Inc.	30,212	133,537
Diebold Nixdorf, Inc.(b)	178,078	1,485,170
Digi International, Inc.(b)	5,445	74,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Shares	Value
Information Technology-(continued)
Diodes, Inc.(b)	5,847	$285,684
DSP Group, Inc.(b)	1,598	22,915
Ebix, Inc.(c)	5,399	124,555
ePlus, Inc.(b)	5,063	388,433
EVERTEC, Inc.	3,847	134,722
ExlService Holdings, Inc.(b)	3,816	243,041
Extreme Networks, Inc.(b)	49,597	216,739
Fabrinet (Thailand)(b)	6,116	426,774
FARO Technologies, Inc.(b)	1,534	86,671
FormFactor, Inc.(b)	5,562	145,335
Harmonic, Inc.(b)	18,183	107,280
Ichor Holdings Ltd.(b)	7,068	177,831
Insight Enterprises, Inc.(b)	37,646	2,251,419
Itron, Inc.(b)	8,573	510,694
Knowles Corp.(b)	12,214	183,943
Kulicke & Soffa Industries, Inc. (Singapore)	5,698	136,638
LivePerson, Inc.(b)	2,085	124,391
ManTech International Corp., Class A	7,523	563,097
MaxLinear, Inc.(b)	3,532	86,004
Methode Electronics, Inc.	7,475	211,617
MicroStrategy, Inc., Class A(b)	926	133,751
MTS Systems Corp.	10,629	259,348
NETGEAR, Inc.(b)	9,233	307,921
NIC, Inc.	3,451	73,782
OneSpan, Inc.(b)	2,702	58,228
Onto Innovation, Inc.(b)	2,711	84,692
OSI Systems, Inc.(b)	3,687	290,351
PC Connection, Inc.	14,934	661,427
PDF Solutions, Inc.(b)	1,170	24,219
Perficient, Inc.(b)	3,808	163,401
Photronics, Inc.(b)	11,997	120,330
Plantronics, Inc.	28,970	358,069
Plexus Corp.(b)	11,772	895,496
Power Integrations, Inc.	1,791	100,242
Progress Software Corp.	2,554	96,771
Rambus, Inc.(b)	3,674	49,342
Rogers Corp.(b)	1,805	204,525
Sanmina Corp.(b)	65,242	1,846,349
ScanSource, Inc.(b)	36,298	896,198
SMART Global Holdings, Inc.(b)	9,198	231,790
SPS Commerce, Inc.(b)	959	76,605
Sykes Enterprises, Inc.(b)	13,597	450,129
TTEC Holdings, Inc.	8,889	503,917
TTM Technologies, Inc.(b)	51,567	590,958
Ultra Clean Holdings, Inc.(b)	12,314	301,939
Unisys Corp.(b)	56,214	655,455
Veeco Instruments, Inc.(b)	7,628	90,697
Viavi Solutions, Inc.(b)	20,656	275,448
Virtusa Corp.(b)	9,749	385,475
Xperi Holding Corp.	6,225	77,999

		21,535,540

Materials-6.34%
AdvanSix, Inc.(b)	22,595	287,634
American Vanguard Corp.	8,530	120,700
Arconic Corp.(b)	91,280	2,030,980
Balchem Corp.	1,647	160,912
Boise Cascade Co.	33,070	1,514,606
Century Aluminum Co.(b)	59,794	590,167
Clearwater Paper Corp.(b)	12,008	404,189

	Shares	Value
Materials-(continued)
Cleveland-Cliffs, Inc.(c)	79,632	$523,979
Ferro Corp.(b)	24,075	300,215
FutureFuel Corp.	3,884	46,996
GCP Applied Technologies, Inc.(b)	12,544	326,897
H.B. Fuller Co.	16,259	783,196
Hawkins, Inc.	3,131	157,239
Haynes International, Inc.	4,755	89,109
Innospec, Inc.	4,499	336,030
Kaiser Aluminum Corp.	4,595	295,367
Koppers Holdings, Inc.(b)	22,830	549,290
Kraton Corp.(b)	25,160	353,246
Livent Corp.(b)	10,554	89,498
Materion Corp.	4,783	261,104
Mercer International, Inc. (Germany)	40,131	336,298
Myers Industries, Inc.	8,282	126,715
Neenah, Inc.	4,151	183,806
Olympic Steel, Inc.	29,858	328,438
PH Glatfelter Co.	13,555	203,189
Quaker Chemical Corp.	1,692	321,480
Rayonier Advanced Materials, Inc.(b)	157,726	498,414
Schweitzer-Mauduit International, Inc., Class A	7,652	232,085
Stepan Co.	4,353	501,857
SunCoke Energy, Inc.	114,148	408,650
TimkenSteel Corp.(b)	64,938	244,816
Tredegar Corp.	14,049	237,850
Trinseo S.A	37,835	942,470
US Concrete, Inc.(b)	14,576	389,033
Warrior Met Coal, Inc.	16,181	250,320

		14,426,775

Real Estate-2.36%
Acadia Realty Trust	4,692	53,207
Agree Realty Corp.	741	49,588
Alexander & Baldwin, Inc.	7,193	87,107
American Assets Trust, Inc.	2,823	72,128
Armada Hoffler Properties, Inc.	7,093	71,639
CareTrust REIT, Inc.	2,029	39,302
Chatham Lodging Trust	9,220	63,802
Community Healthcare Trust, Inc.	371	17,326
DiamondRock Hospitality Co.	31,921	169,181
Diversified Healthcare Trust	60,827	231,143
Easterly Government Properties, Inc.	2,112	51,089
Essential Properties Realty Trust, Inc.	1,999	33,923
Four Corners Property Trust, Inc.	1,614	40,754
Franklin Street Properties Corp.	11,406	50,529
Getty Realty Corp.	1,090	31,926
Global Net Lease, Inc.	4,566	79,905
Hersha Hospitality Trust	15,629	100,494
Independence Realty Trust, Inc.	4,127	48,327
Industrial Logistics Properties Trust(c)	2,799	60,374
Innovative Industrial Properties, Inc.	148	18,217
Investors Real Estate Trust	580	41,238
iStar, Inc.	12,589	155,852
Kite Realty Group Trust	5,722	64,315
Lexington Realty Trust	7,224	82,137
LTC Properties, Inc.	1,124	41,015
Marcus & Millichap, Inc.(b)	6,523	184,014
National Storage Affiliates Trust	3,027	103,856
NexPoint Residential Trust, Inc.	1,289	53,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Shares	Value
Real Estate-(continued)
Office Properties Income Trust	5,299	$126,328
Pennsylvania REIT(c)	48,645	53,509
RE/MAX Holdings, Inc., Class A	2,002	70,350
Realogy Holdings Corp.	175,320	1,942,546
Retail Opportunity Investments Corp.	5,489	61,093
RPT Realty	6,993	40,979
Safehold, Inc.	427	23,686
Saul Centers, Inc.	1,511	42,338
St. Joe Co. (The)(b)	1,488	34,536
Summit Hotel Properties, Inc.	16,122	94,959
Tanger Factory Outlet Centers, Inc.(c)	13,665	77,754
Uniti Group, Inc.	28,673	281,569
Universal Health Realty Income Trust	192	12,810
Urstadt Biddle Properties, Inc., Class A	2,414	22,450
Washington Prime Group, Inc.(c)	136,850	93,058
Washington REIT	3,088	67,751
Whitestone REIT	3,813	24,518
Xenia Hotels & Resorts, Inc.	21,052	189,047

		5,355,034

Utilities-0.45%
American States Water Co.	1,426	108,490
Avista Corp.	8,320	306,675
California Water Service Group	3,521	159,642
Northwest Natural Holding Co.	2,981	152,359
South Jersey Industries, Inc.	13,511	299,269

		1,026,435

Total Common Stocks & Other Equity Interests (Cost $240,868,476)		227,226,178

	Shares	Value
Money Market Funds-0.05%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 0.01%(d)(e) (Cost $122,767)	122,767	$122,767

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $240,991,243)		227,348,945

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.86%
Invesco Private Government Fund, 0.03%(d)(e)(f)	15,106,711	15,106,711
Invesco Private Prime Fund, 0.14%(d)(e)(f)	5,034,639	5,035,646

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,142,357)		20,142,357

TOTAL INVESTMENTS IN SECURITIES-108.82% (Cost $261,133,600)		247,491,302
OTHER ASSETS LESS LIABILITIES-(8.82)%		(20,066,699)

NET ASSETS-100.00%		$227,424,603

Investment Abbreviations:

REIT-RealEstate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Mortgage Capital, Inc.	$48,352	$51,061	$(60,415)	$(3,591)	$(1,534)	$33,873	$(7,783)
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	268,377	11,539,864	(11,685,474)	-	-	122,767	1,784
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	23,823,718	79,803,492	(103,627,210)		-	-	197,230	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2020

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class	$7,950,340	$22,616,153	$(30,564,009)	$(72)	$(2,412)	$-	$73,344	*
Invesco Private Government Fund	-	69,880,299	(54,773,588)	-	-	15,106,711	2,028	*
Invesco Private Prime Fund	-	10,881,047	(5,845,805)	-	404	5,035,646	1,428	*

Total	$32,090,787	$194,771,916	$(206,556,501)	$(3,663)	$(3,542)	$20,298,997	$268,031

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

August 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.21%
Communication Services-1.47%
Interpublic Group of Cos., Inc. (The)	500,890	$8,895,806

Consumer Discretionary-2.84%
H&R Block, Inc.	163,822	2,375,419
Hanesbrands, Inc.	435,730	6,662,312
Leggett & Platt, Inc.	117,554	4,819,714
Wyndham Destinations, Inc.	114,308	3,313,789

		17,171,234

Consumer Staples-4.20%
Kraft Heinz Co. (The)	659,926	23,123,807
Nu Skin Enterprises, Inc., Class A	48,132	2,275,200

		25,399,007

Energy-26.90%
Baker Hughes Co., Class A	1,313,357	18,754,738
Chevron Corp.	336,709	28,259,986
Halliburton Co.	1,341,663	21,708,107
Kinder Morgan, Inc.	813,522	11,242,874
Marathon Petroleum Corp.	784,172	27,806,739
Phillips 66	466,450	27,273,332
Valero Energy Corp.	523,421	27,526,711

		162,572,487

Financials-28.80%
CIT Group, Inc.	153,323	3,015,863
Citizens Financial Group, Inc.	266,455	6,893,191
Comerica, Inc.	88,313	3,491,013
F.N.B. Corp.	181,365	1,360,238
Fifth Third Bancorp	409,397	8,458,142
First Horizon National Corp.	216,308	2,065,741
Franklin Resources, Inc.	244,602	5,151,318
Huntington Bancshares, Inc.	505,332	4,755,174
KeyCorp	571,021	7,034,979
Mercury General Corp.	83,219	3,722,386
MetLife, Inc.	794,026	30,538,240
Principal Financial Group, Inc.	346,919	14,608,759
Prudential Financial, Inc.	467,539	31,685,118
Regions Financial Corp.	536,091	6,197,212
Synovus Financial Corp.	104,897	2,294,097
Umpqua Holdings Corp.	112,283	1,266,552
Unum Group	597,186	11,035,997
Valley National Bancorp.	175,666	1,319,252
Webster Financial Corp.	47,472	1,305,480
Wells Fargo & Co.	1,155,659	27,909,165

		174,107,917

	Shares	Value
Health Care-0.96%
Patterson Cos., Inc.	199,336	$5,782,737

Industrials-2.30%
Nielsen Holdings PLC	395,448	6,042,446
Ryder System, Inc.	191,926	7,849,773

		13,892,219

Information Technology-8.07%
International Business Machines Corp.	241,261	29,749,894
Seagate Technology PLC	196,114	9,411,511
Xerox Holdings Corp.	510,803	9,633,744

		48,795,149

Materials-17.74%
Dow, Inc.	712,213	32,135,050
Greif, Inc., Class A	115,109	4,241,767
International Paper Co.	552,825	20,050,963
LyondellBasell Industries N.V., Class A	443,036	29,009,997
Olin Corp.	462,051	5,198,074
Westrock Co.	548,095	16,623,721

		107,259,572

Real Estate-3.04%
American Campus Communities, Inc.	25,098	850,822
Highwoods Properties, Inc.	18,814	701,010
Lamar Advertising Co., Class A	24,912	1,724,658
Mack-Cali Realty Corp.	27,355	345,494
Medical Properties Trust, Inc.	46,507	864,100
National Retail Properties, Inc.	17,973	636,963
Physicians Realty Trust	21,989	399,101
Regency Centers Corp.	24,892	988,461
SL Green Realty Corp.	25,466	1,190,790
STORE Capital Corp.	27,682	748,521
Vornado Realty Trust	131,970	4,728,485
Welltower, Inc.	90,306	5,194,401

		18,372,806

Utilities-2.89%
CenterPoint Energy, Inc.	493,825	9,911,068
PPL Corp.	273,849	7,566,448

		17,477,516

TOTAL INVESTMENTS IN SECURITIES-99.21% (Cost $645,153,727)		599,726,450
OTHER ASSETS LESS LIABILITIES-0.79%		4,775,700

NET ASSETS-100.00%		$604,502,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P Ultra Dividend Revenue ETF (RDIV)–(continued)

August 31, 2020

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2020.

	Value August 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$65,764,464	$(65,764,464)	$-	$-	$-	$25,644
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	21,255,533	188,108,636	(209,364,169)	-	-	-	185,186	*
Invesco Liquid Assets Portfolio, Institutional Class	7,098,369	52,942,043	(60,038,916)	(144)	(1,352)	-	69,969	*
Invesco Private Government Fund	-	42,825,153	(42,825,153)	-	-	-	38	*

Total	$28,353,902	$349,640,296	$(377,992,702)	$(144)	$(1,352)	$-	$280,837

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Statements of Assets and Liabilities

August 31, 2020

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Assets:
Unaffiliated investments in securities, at value(a)	$779,568,942	$209,050,653	$227,192,305	$599,726,450
Affiliated investments in securities, at value	3,878,603	7,619,528	20,298,997	-
Cash	815	-	-	-
Receivable for:
Dividends	2,081,993	222,666	110,182	5,566,124
Securities lending	1,544	2,337	41,093	-
Investments sold	-	-	7,038,314	1,453,766

Total assets	785,531,897	216,895,184	254,680,891	606,746,340

Liabilities:
Due to custodian	-	-	-	574,892
Payable for:
Investments purchased	-	-	723,162	-
Collateral upon return of securities loaned	3,196,034	7,460,038	20,142,357	-
Fund shares repurchased	-	-	6,314,979	1,464,215
Accrued unitary management fees	253,029	70,099	75,790	205,083

Total liabilities	3,449,063	7,530,137	27,256,288	2,244,190

Net Assets	$782,082,834	$209,365,047	$227,424,603	$604,502,150

Net assets consist of:
Shares of beneficial interest	$778,816,637	$262,017,671	$369,763,909	$1,088,086,355
Distributable earnings (loss)	3,266,197	(52,652,624)	(142,339,306)	(483,584,205)

Net Assets	$782,082,834	$209,365,047	$227,424,603	$604,502,150

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,951,400	3,701,400	3,601,400	21,150,000
Net asset value	$56.06	$56.56	$63.15	$28.58

Market price	$56.16	$56.62	$63.17	$28.63

Unaffiliated investments in securities, at cost	$730,584,309	$220,679,459	$240,828,032	$645,153,727

Affiliated investments in securities, at cost	$4,207,572	$7,619,528	$20,305,568	$-

(a) Includes securities on loan with an aggregate value of:	$2,999,820	$7,160,169	$19,755,778	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Operations

For the year ended August 31, 2020

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Investment income:
Unaffiliated dividend income	$20,390,279	$4,511,026	$3,606,663	$59,343,317
Affiliated dividend income	29,538	1,756	(5,999)	25,644
Securities lending income	139,370	169,824	1,682,756	292,243
Foreign withholding tax	(4,507)	(412)	(5,224)	(63,255)

Total investment income	20,554,680	4,682,194	5,278,196	59,597,949

Expenses:
Unitary management fees	3,342,447	1,078,381	1,086,897	4,505,553

Less: Waivers	(851)	(440)	(313)	(3,297)

Net expenses	3,341,596	1,077,941	1,086,584	4,502,256

Net investment income	17,213,084	3,604,253	4,191,612	55,095,693

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(18,665,341)	(14,578,819)	(81,135,826)	(311,967,028)
Affiliated investment securities	(3,522)	487	(2,995)	(1,352)
Unaffiliated in-kind redemptions	73,314,431	16,246,325	27,283,146	(52,476,218)
Affiliated in-kind redemptions	(27,376)	-	(547)	-

Net realized gain (loss)	54,618,192	1,667,993	(53,856,222)	(364,444,598)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(19,647,313)	(10,502,165)	63,733,211	60,150,878
Affiliated investment securities	(133,255)	-	(3,663)	(144)

Change in net unrealized appreciation (depreciation)	(19,780,568)	(10,502,165)	63,729,548	60,150,734

Net realized and unrealized gain (loss)	34,837,624	(8,834,172)	9,873,326	(304,293,864)

Net increase (decrease) in net assets resulting from operations	$52,050,708	$(5,229,919)	$14,064,938	$(249,198,171)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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35

Statements of Changes in Net Assets

For the year ended August 31, 2020, period July 1, 2019 through August 31, 2019 and the year ended June 30, 2019

	Invesco S&P 500 Revenue ETF (RWL)
	Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019
Operations:
Net investment income	$17,213,084	$3,589,765	$19,436,838
Net realized gain (loss)	54,618,192	6,787,060	52,483,739
Change in net unrealized appreciation (depreciation)	(19,780,568)	(24,495,492)	(6,607,324)

Net increase (decrease) in net assets resulting from operations	52,050,708	(14,118,667)	65,313,253

Distributions to Shareholders from:
Distributable earnings	(18,858,596)	-	(19,138,436)

Shareholder Transactions:
Proceeds from shares sold	122,131,917	2,604,990	243,025,931
Value of shares repurchased	(291,418,745)	(26,857,380)	(250,146,076)

Net increase (decrease) in net assets resulting from share transactions	(169,286,828)	(24,252,390)	(7,120,145)

Net increase (decrease) in net assets	(136,094,716)	(38,371,057)	39,054,672

Net assets:
Beginning of period	918,177,550	956,548,607	917,493,935

End of period	$782,082,834	$918,177,550	$956,548,607

Changes in Shares Outstanding:
Shares sold	2,250,000	50,000	4,750,000
Shares repurchased	(5,750,000)	(500,000)	(4,950,000)
Shares outstanding, beginning of period	17,451,400	17,901,400	18,101,400

Shares outstanding, end of period	13,951,400	17,451,400	17,901,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P MidCap 400 Revenue ETF (RWK)			Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019	Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019

$3,604,253	$604,617	$3,935,107	$4,191,612	$697,074	$5,409,022
1,667,993	1,652,025	18,678,879	(53,856,222)	4,584,037	25,406,976
(10,502,165)	(28,795,505)	(20,423,615)	63,729,548	(33,894,064)	(98,675,989)

(5,229,919)	(26,538,863)	2,190,371	14,064,938	(28,612,953)	(67,859,991)

(4,187,523)	-	(3,846,048)	(5,070,798)	-	(5,443,557)

31,016,971	2,857,012	80,869,707	53,812,575	3,109,660	175,782,312
(139,652,137)	(5,896,536)	(100,828,754)	(184,776,912)	(30,301,088)	(206,177,006)

(108,635,166)	(3,039,524)	(19,959,047)	(130,964,337)	(27,191,428)	(30,394,694)

(118,052,608)	(29,578,387)	(21,614,724)	(121,970,197)	(55,804,381)	(103,698,242)

327,417,655	356,996,042	378,610,766	349,394,800	405,199,181	508,897,423

$209,365,047	$327,417,655	$356,996,042	$227,424,603	$349,394,800	$405,199,181

600,000	50,000	1,400,000	800,000	50,000	2,600,000
(2,700,000)	(100,000)	(1,750,000)	(3,150,000)	(500,000)	(3,150,000)
5,801,400	5,851,400	6,201,400	5,951,400	6,401,400	6,951,400

3,701,400	5,801,400	5,851,400	3,601,400	5,951,400	6,401,400

37

Statements of Changes in Net Assets–(continued)

For the year ended August 31, 2020, period July 1, 2019 through August 31, 2019 and the year ended June 30, 2019

	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
	Year Ended August 31, 2020	Two Months Ended August 31, 2019	Year Ended June 30, 2019
Operations:
Net investment income	$55,095,693	$9,813,984	$50,776,810
Net realized gain (loss)	(364,444,598)	8,577,823	7,071,471
Change in net unrealized appreciation (depreciation)	60,150,734	(114,555,720)	(9,146,713)

Net increase (decrease) in net assets resulting from operations	(249,198,171)	(96,163,913)	48,701,568

Distributions to Shareholders from:
Distributable earnings	(51,573,798)	-	(48,980,283)

Shareholder Transactions:
Proceeds from shares sold	470,839,096	186,494,329	2,425,047,339
Value of shares repurchased	(1,137,864,895)	(300,629,591)	(1,253,156,914)

Net increase (decrease) in net assets resulting from share transactions	(667,025,799)	(114,135,262)	1,171,890,425

Net increase (decrease) in net assets	(967,797,768)	(210,299,175)	1,171,611,710

Net assets:
Beginning of period	1,572,299,918	1,782,599,093	610,987,383

End of period	$604,502,150	$1,572,299,918	$1,782,599,093

Changes in Shares Outstanding:
Shares sold	12,400,000	4,950,000	64,100,000
Shares repurchased	(35,350,000)	(8,200,000)	(32,750,000)
Shares outstanding, beginning of period	44,100,000	47,350,000	16,000,000

Shares outstanding, end of period	21,150,000	44,100,000	47,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights

Invesco S&P 500 Revenue ETF (RWL)

	Year Ended August 31,	Two Months Ended August 31,		Years Ended June 30,
	2020	2019		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$52.61	$53.43		$50.69	$46.43	$40.74	$40.91

Net investment income(a)	1.08	0.20		1.03	0.90	0.83	0.76
Net realized and unrealized gain (loss) on investments	3.53	(1.02)		2.72	4.41	5.60	(0.14)

Total from investment operations	4.61	(0.82)		3.75	5.31	6.43	0.62

Distributions to shareholders from:
Net investment income	(1.16)	-		(1.01)	(1.05)	(0.74)	(0.76)
Net realized gains	-	-		-	-	-	(0.03)

Total distributions	(1.16)	-		(1.01)	(1.05)	(0.74)	(0.79)

Net asset value at end of period	$56.06	$52.61		$53.43	$50.69	$46.43	$40.74

Market price at end of period	$56.16 (b)	$52.62	(b)	$53.41 (b)

Net Asset Value Total Return(c)	9.09%	(1.54)%		7.51%	11.49%	15.96%	1.55%
Market Price Total Return(c)	9.26%	(1.47)%		7.41%	11.46%	15.98%	1.61%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$782,083	$918,178		$956,549	$917,494	$689,504	$366,679
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(d)	0.39%	0.39%	0.42%	0.49%
Expenses, prior to Waivers	0.39%	0.39	%(d)	0.39%	0.41%	0.52%	0.62%
Net investment income	2.01%	2.26	%(d)	1.99%	1.81%	1.89%	1.92%
Portfolio turnover rate(e)	14%	0	%(f)	19%	15%	15%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco S&P MidCap 400 Revenue ETF (RWK)

	Year Ended August 31,	Two Months Ended August 31,		Years Ended June 30,
	2020	2019		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$56.44	$61.01		$61.05	$56.31	$47.74	$49.39

Net investment income(a)	0.74	0.10		0.65	0.63	0.56	0.44
Net realized and unrealized gain (loss) on investments	0.21	(4.67)		(0.06)	4.70	8.68	(1.63)

Total from investment operations	0.95	(4.57)		0.59	5.33	9.24	(1.19)

Distributions to shareholders from:
Net investment income	(0.83)	-		(0.63)	(0.59)	(0.67)	(0.46)

Net asset value at end of period	$56.56	$56.44		$61.01	$61.05	$56.31	$47.74

Market price at end of period	$56.62 (b)	$56.42	(b)	$60.91 (b)

Net Asset Value Total Return(c)	1.89%	(7.49)%		1.05%	9.48%	19.46%	(2.39)%
Market Price Total Return(c)	2.03%	(7.37)%		0.90%	9.40%	19.45%	(2.38)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$209,365	$327,418		$356,996	$378,611	$329,502	$186,252
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(d)	0.39%	0.39%	0.43%	0.54%
Expenses, prior to Waivers	0.39%	0.39	%(d)	0.39%	0.42%	0.56%	0.72%
Net investment income	1.30%	1.06	%(d)	1.09%	1.08%	1.05%	0.94%
Portfolio turnover rate(e)	33%	0	%(f)	33%	34%	46%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

	Year Ended August 31,	Two Months Ended August 31,		Years Ended June 30,
	2020	2019		2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$58.71	$63.30		$73.21	$66.03		$55.06	$58.05

Net investment income(a)	0.89	0.11		0.79	0.69		0.55	0.36
Net realized and unrealized gain (loss) on investments	4.58	(4.70)		(9.90)	7.24		10.85	(2.97)

Total from investment operations	5.47	(4.59)		(9.11)	7.93		11.40	(2.61)

Distributions to shareholders from:
Net investment income	(1.03)	-		(0.80)	(0.75)		(0.43)	(0.38)

Net asset value at end of period	$63.15	$58.71		$63.30	$73.21		$66.03	$55.06

Market price at end of period	$63.17 (b)	$58.69	(b)	$63.23 (b)

Net Asset Value Total Return(c)	9.63%	(7.25)%		(12.45)%	12.07	%(d)	20.75%	(4.46)%
Market Price Total Return(c)	9.70%	(7.18)%		(12.57)%	12.10	%(d)	20.76%	(4.51)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$227,425	$349,395		$405,199	$508,897		$554,751	$297,421
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(e)	0.39%	0.39%		0.43%	0.54%
Expenses, prior to Waivers	0.39%	0.39	%(e)	0.39%	0.42%		0.54%	0.68%
Net investment income	1.50%	1.10	%(e)	1.15%	1.01%		0.86%	0.68%
Portfolio turnover rate(f)	49%	1%		39%	38%		46%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Total Return at Net Asset Value and Total Return at Market Value include payments by affiliate, without which Total Return at Net Asset Value and Total Return at Market Value would have been lower. Such payments positively impacted Total Return at Net Asset Value by 0.10% and Total Return at Market Value by 0.09%.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

	Year Ended August 31,	Two Months Ended August 31,		Years Ended June 30,
	2020	2019		2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$35.65	$37.65		$38.19	$33.82	$31.52	$28.81

Net investment income(a)	1.62	0.21		1.46	1.73	1.50	1.21
Net realized and unrealized gain (loss) on investments	(7.33)	(2.21)		(0.66)	4.56	1.96	2.66

Total from investment operations	(5.71)	(2.00)		0.80	6.29	3.46	3.87

Distributions to shareholders from:
Net investment income	(1.36)	-		(1.34)	(1.92)	(1.14)	(1.16)
Net realized gains	-	-		-	-	(0.02)	-

Total distributions	(1.36)	-		(1.34)	(1.92)	(1.16)	(1.16)

Net asset value at end of period	$28.58	$35.65		$37.65	$38.19	$33.82	$31.52

Market price at end of period	$28.63 (b)	$35.67	(b)	$37.67 (b)

Net Asset Value Total Return(c)	(16.26)%	(5.31)%		2.26%	19.13%	11.10%	13.91%
Market Price Total Return(c)	(16.17)%	(5.31)%		2.26%	19.12%	11.18%	13.90%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$604,502	$1,572,300		$1,782,599	$610,987	$510,630	$110,330
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(d)	0.39%	0.39%	0.41%	0.49%
Expenses, prior to Waivers	0.39%	0.39	%(d)	0.39%	0.41%	0.52%	0.75%
Net investment income	4.77%	3.36	%(d)	3.93%	4.90%	4.48%	4.19%
Portfolio turnover rate(e)	98%	12%		122%	74%	81%	208%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500 Revenue ETF (RWL)	“S&P 500 Revenue ETF”
Invesco S&P MidCap 400 Revenue ETF (RWK)	“S&P MidCap 400 Revenue ETF”
Invesco S&P SmallCap 600 Revenue ETF (RWJ)	“S&P SmallCap 600 Revenue ETF”
Invesco S&P Ultra Dividend Revenue ETF (RDIV)	“S&P Ultra Dividend Revenue ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500 Revenue ETF	S&P 500 Revenue-Weighted Index
S&P MidCap 400 Revenue ETF	S&P MidCap 400 Revenue-Weighted Index
S&P SmallCap 600 Revenue ETF	S&P SmallCap 600 Revenue-Weighted Index
S&P Ultra Dividend Revenue ETF	S&P 900 Dividend Revenue-Weighted Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value

43

debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a

44

company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations

45

and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

46

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
S&P 500 Revenue ETF	0.39%
S&P MidCap 400 Revenue ETF	0.39%
S&P SmallCap 600 Revenue ETF	0.39%
S&P Ultra Dividend Revenue ETF	0.39%

The Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses,

47

acquired fund fees and expenses, if any, and other extraordinary expenses) from exceeding the Fund’s unitary management fee through at least May 24, 2021.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2020, the Adviser waived fees for each Fund in the following amounts:

S&P 500 Revenue ETF	$851
S&P MidCap 400 Revenue ETF	440
S&P SmallCap 600 Revenue ETF	313
S&P Ultra Dividend Revenue ETF	3,297

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For fiscal year ended August 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

S&P 500 Revenue ETF	$20,618
S&P MidCap 400 Revenue ETF	10,739
S&P SmallCap 600 Revenue ETF	49,218
S&P Ultra Dividend Revenue ETF	29,370

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2020, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P 500 Revenue ETF	$-	$406,106	$(293,466)
S&P MidCap 400 Revenue ETF	35,744	2,435,223	(693,646)
S&P SmallCap 600 Revenue ETF	274,454	202,267	125,245
S&P Ultra Dividend Revenue ETF	9,679,047	113,737,618	(26,685,871)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020, for each of the Funds except for S&P Ultra Dividend Revenue ETF. All of the securities in S&P Ultra Dividend Revenue ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$779,932,164	$-	$-	$779,932,164
Money Market Funds	319,347	3,196,034	-	3,515,381

Total Investments	$780,251,511	$3,196,034	$-	$783,447,545

S&P MidCap 400 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$209,050,653	$-	$-	$209,050,653
Money Market Funds	159,490	7,460,038	-	7,619,528

Total Investments	$209,210,143	$7,460,038	$-	$216,670,181

S&P SmallCap 600 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$227,226,178	$-	$-	$227,226,178
Money Market Funds	122,767	20,142,357	-	20,265,124

Total Investments	$227,348,945	$20,142,357	$-	$247,491,302

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31, 2020, the Period July 1, 2019 to August 31, 2019 and the Fiscal Year Ended June 30, 2019:

	August 31, 2020	August 31, 2019	June 30, 2019
	Ordinary Income*	Ordinary Income*	Ordinary Income*
S&P 500 Revenue ETF	$18,858,596	$-	$19,138,436
S&P MidCap 400 Revenue ETF	4,187,523	-	3,846,048
S&P SmallCap 600 Revenue ETF	5,070,798	-	5,443,557
S&P Ultra Dividend Revenue ETF	51,573,798	-	48,980,283

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Revenue ETF	$2,888,046	$41,082,471	$(40,704,320)	$778,816,637	$782,082,834
S&P MidCap 400 Revenue ETF	330,479	(14,168,592)	(38,814,511)	262,017,671	209,365,047
S&P SmallCap 600 Revenue ETF	175,619	(18,723,957)	(123,790,968)	369,763,909	227,424,603
S&P Ultra Dividend Revenue ETF	16,594,372	(45,613,157)	(454,565,420)	1,088,086,355	604,502,150

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500 Revenue ETF	$7,090,290	$33,614,030	$40,704,320
S&P MidCap 400 Revenue ETF	19,240,402	19,574,109	38,814,511
S&P SmallCap 600 Revenue ETF	31,882,109	91,908,859	123,790,968
S&P Ultra Dividend Revenue ETF	349,008,001	105,557,419	454,565,420

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500 Revenue ETF	$115,551,621	$116,895,738
S&P MidCap 400 Revenue ETF	89,945,473	90,524,273
S&P SmallCap 600 Revenue ETF	136,895,119	142,470,247
S&P Ultra Dividend Revenue ETF	1,147,526,422	1,139,897,222

For the fiscal year ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500 Revenue ETF	$121,695,140	$291,684,295
S&P MidCap 400 Revenue ETF	30,985,506	139,517,946
S&P SmallCap 600 Revenue ETF	53,636,450	179,978,546
S&P Ultra Dividend Revenue ETF	470,164,582	1,138,642,239

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500 Revenue ETF	$144,447,340	$(103,364,869)	$41,082,471	$742,365,074
S&P MidCap 400 Revenue ETF	26,958,091	(41,126,683)	(14,168,592)	230,838,773
S&P SmallCap 600 Revenue ETF	34,521,131	(53,245,088)	(18,723,957)	266,215,259
S&P Ultra Dividend Revenue ETF	33,188,182	(78,801,339)	(45,613,157)	645,339,607

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500 Revenue ETF	$285	$(70,524,593)	$70,524,308
S&P MidCap 400 Revenue ETF	(17,026)	(13,751,014)	13,768,040
S&P SmallCap 600 Revenue ETF	(76,300)	(22,130,271)	22,206,571
S&P Ultra Dividend Revenue ETF	(19,385)	60,487,533	(60,468,148)

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in the Funds’ prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019, including the related notes, and the financial highlights for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year ended August 31, 2020, the changes in each of their net assets for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019, and each of the financial highlights for the year ended August 31, 2020, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500 Revenue ETF	Oppenheimer S&P 500 Revenue ETF
Invesco S&P MidCap 400 Revenue ETF	Oppenheimer S&P MidCap 400 Revenue ETF
Invesco S&P SmallCap 600 Revenue ETF	Oppenheimer S&P SmallCap 600 Revenue ETF
Invesco S&P Ultra Dividend Revenue ETF	Oppenheimer S&P Ultra Dividend Revenue ETF

The financial statements of the Predecessor Funds as of and for the year ended June 30, 2018 and the financial highlights for each of the periods ended on or prior to June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 28, 2020

52

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500 Revenue ETF (RWL)
Actual	$1,000.00	$1,099.40	0.39%	$2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.39	1.98
Invesco S&P MidCap 400 Revenue ETF (RWK)
Actual	1,000.00	1,042.40	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.39	1.98
Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Actual	1,000.00	1,140.60	0.39	2.10
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.39	1.98
Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Actual	1,000.00	886.90	0.39	1.85
Hypothetical (5% return before expenses)	1,000.00	1,023.18	0.39	1.98

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2020:

	Qualified Dividend Income*	Dividends-Received Deduction*	Qualified Interest Income*
Invesco S&P 500 Revenue ETF	100%	100%	0%
Invesco S&P MidCap 400 Revenue ETF	100%	100%	0%
Invesco S&P SmallCap 600 Revenue ETF	72%	71%	0%
Invesco S&P Ultra Dividend Revenue ETF	93%	88%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	214	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	214	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	214	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	214	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	214	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	214	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	214	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	214	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	214	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	214	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

* This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel—1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017-2017), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust.

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

65

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 14, 2020, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5YrUSTIPSETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500 Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500 Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free Weekly ETF

Also at the April 14, 2020 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of each Fund and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

66

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the five-year and since-inception periods for Invesco Global Short Term High Yield Bond ETF and the one-year and ten-year periods for Invesco VRDO Tax-Free Weekly ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco Global Short Term High Yield Bond ETF’s and Invesco VRDO Tax-Free Weekly ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for each Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with its line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

67

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free Weekly ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack AchieversTM ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees considered that, effective May 1, 2020, the Adviser had agreed to reduce the unitary advisory fee for Invesco S&P Emerging Markets Low Volatility ETF and Invesco S&P Emerging Markets Momentum ETF from 0.45% to 0.29% of average daily net assets, and to reduce the unitary advisory fee for Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF from 0.35% to 0.25% of average daily net assets.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end

68

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF	X	X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	X	X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		N/A	X
Invesco International BuyBack AchieversTM ETF	X	X	X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaTM 0-5Yr US TIPS ETF			X
Invesco PureBetaTM FTSE Developed ex-North America ETF			X
Invesco PureBetaTM FTSE Emerging Markets ETF	X		X
Invesco PureBetaTM MSCI USA ETF	X	X	X
Invesco PureBetaTM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaTM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF	X	X	X
Invesco Russell 1000 Equal Weight ETF	X	X	X
Invesco Russell 1000 Low Beta Equal Weight ETF		X	X
Invesco S&P 500 Enhanced Value ETF	X	X	X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X	X	X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF		X	X

69

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-Active Fund Peer Median
Invesco S&P 500 Revenue ETF		X	X
Invesco S&P Emerging Markets Low Volatility ETF	X	X	X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X		X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF			X
Invesco S&P International Developed Quality ETF	X		X
Invesco S&P MidCap 400 Revenue ETF			X
Invesco S&P MidCap Low Volatility ETF			X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X	X	X
Invesco S&P SmallCap Low Volatility ETF	X	X	X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF		X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free Weekly ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF and Invesco VRDO Tax-Free Weekly ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

70

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Based on all the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that the advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 14, 2020. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12, 2020 Board meeting, and Invesco Advisers, Inc., in connection with the April 14, 2020 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

71

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers do not have any soft-dollar arrangements with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

72

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	O-REV-AR-2	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2020.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2020	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019
Audit Fees	$ 719,700	$742,770
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 672,950	$662,727
All Other Fees	$ 0	$ 0
Total Fees	$1,392,650	$1,405,497

(1)

Tax Fees for the fiscal years ended August 31, 2020 and 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:	June 26, 2009

Amended:	June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $ 5,770,000 for the fiscal year ended August 31, 2020 and $ 3,213,000 for the fiscal year ended August 31, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $ 7,143,950 for the fiscal year ended August 31, 2020 and $ 4,565,727 for the fiscal year ended August 31, 2019.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $32 million and non-audit services of approximately $20 million for the fiscal year ended 2020. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between September 1, 2019 and October 27, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that four PwC Managers and two PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing their non-audit services. In addition, PwC considered that audit work was performed by the PwC Associates, but such audit work was of a limited nature relating to administrative tasks and international tax. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and that it believes it can continue to serve as the independent registered public accounting firm for the Funds in the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Anna Paglia

Name:	Anna Paglia
Title:	President

Date:	November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia

Name:	Anna Paglia
Title:	President

Date:	November 6, 2020

By:	/s/ Kelli Gallegos

Name:	Kelli Gallegos
Title:	Treasurer

Date:	November 6, 2020